The information in this prospectus supplement is not complete and may be changed. We may not sell these securities, nor will we accept offers to buy these securities, prior to the time a final prospectus supplement is delivered.
This prospectus supplement is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

                                               Filed Pursuant to Rule 424(b)(5)
                                               Registration File No.: 333-126218

                SUBJECT TO COMPLETION, DATED NOVEMBER 14, 2005

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED JULY 12, 2005)

                                $2,827,838,000
                                 (APPROXIMATE)

                     MERRILL LYNCH MORTGAGE TRUST 2005-CKI1
                                   as Issuer
        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                 as Depositor
                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          KEYBANK NATIONAL ASSOCIATION
                         IXIS REAL ESTATE CAPITAL INC.
                            as Mortgage Loan Sellers
                                --------------
     We, Merrill Lynch Mortgage Investors, Inc., are establishing a trust fund.
The offered certificates are mortgage-backed securities issued by the trust fund. Only the classes of mortgage pass-through certificates listed in the table below are being offered by this prospectus supplement and the accompanying prospectus. The offered certificates are not obligations of us, any of the mortgage loan sellers, any of our or their respective affiliates or any other person, and are not guaranteed or insured by any person, including any private or governmental insurer. The trust fund will consist of a pool of
169 commercial, multifamily and manufactured housing community mortgage loans with an initial mortgage pool balance of approximately $3,073,738,028 and the other characteristics described in this prospectus supplement. The trust fund will issue multiple classes of commercial mortgage pass-through certificates, fourteen of which are being offered by this prospectus supplement. The offered certificates will accrue interest from December 1, 2005.

     INVESTING IN THE OFFERED CERTIFICATES INVOLVES RISKS. YOU SHOULD CAREFULLY
REVIEW THE FACTORS DESCRIBED UNDER "RISK FACTORS" BEGINNING ON PAGE S-48 OF
THIS PROSPECTUS SUPPLEMENT AND ON PAGE 14 OF THE ACCOMPANYING PROSPECTUS.

                                               APPROXIMATE         APPROXIMATE
                            EXPECTED          INITIAL TOTAL          INITIAL
                            RATINGS         PRINCIPAL BALANCE     PASS-THROUGH       ASSUMED FINAL          RATED FINAL
                         (MOODY'S/S&P)     OR NOTIONAL AMOUNT         RATE         DISTRIBUTION DATE     DISTRIBUTION DATE
                        ---------------   --------------------   --------------   -------------------   ------------------

Class A-1 ...........       Aaa/AAA          $   98,700,000                %         August 2010          November 2037
Class A-1D ..........       Aaa/AAA          $   75,000,000                %         August 2010          November 2037
Class A-2 ...........       Aaa/AAA          $  196,600,000                %        November 2010         November 2037
Class A-3 ...........       Aaa/AAA          $   94,677,000                %        September 2012        November 2037
Class A-4 ...........       Aaa/AAA          $  150,000,000                %        November 2012         November 2037
Class A-4FL .........       Aaa/AAA          $  150,000,000                %        November 2012         November 2037
Class A-SB ..........       Aaa/AAA          $  176,000,000                %        February 2015         November 2037
Class A-5 ...........       Aaa/AAA          $1,069,709,000                %        September 2015        November 2037
Class A-1A ..........       Aaa/AAA          $  140,930,000                %        September 2015        November 2037
Class AM ............       Aaa/AAA          $  307,374,000                %         October 2015         November 2037
Class AJ ............       Aaa/AAA          $  234,372,000                %         October 2015         November 2037
Class B .............        Aa2/AA          $   53,791,000                %        November 2015         November 2037
Class C .............       Aa3/AA-          $   26,895,000                %        November 2015         November 2037
Class D .............        A2/A            $   53,790,000                %        November 2015         November 2037

     No one will list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association. The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

                                --------------
     Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities
Corporation, KeyBanc Capital Markets, a Division of McDonald Investments Inc.,
IXIS Securities North America Inc., Morgan Stanley & Co. Incorporated and
Goldman, Sachs & Co. are the underwriters of this offering. Merrill Lynch,
Pierce, Fenner & Smith Incorporated and Countrywide Securities Corporation are
acting as joint bookrunning managers in the following manner: Countrywide
Securities Corporation is acting as sole bookrunning manager with respect to  %
of the class    certificates, and Merrill Lynch, Pierce, Fenner & Smith
Incorporated is acting as sole bookrunning manager with respect to the
remainder of the class    certificates and all other classes of offered
certificates. KeyBanc Capital Markets, IXIS Securities North America Inc.,
Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. will act as co-managers. We will sell the offered certificates to the underwriters, who will sell their respective allotments of those certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about December 7, 2005. We expect to receive from this
offering approximately $        in sale proceeds, plus accrued interest on the
offered certificates from and including December 1, 2005, before deducting expenses payable by us. Not every underwriter will have an obligation to buy offered certificates from us. See "Method of Distribution" in this prospectus supplement.
                                --------------

MERRILL LYNCH & CO.                          COUNTRYWIDE SECURITIES CORPORATION
IXIS SECURITIES NORTH AMERICA                           KEYBANC CAPITAL MARKETS
MORGAN STANLEY                                             GOLDMAN, SACHS & CO.

          The date of this prospectus supplement is          , 2005.

              [LOGO OMITTED] MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

        Commercial Mortgage Pass-Through Certificates, Series 2005-CKI1
                      Geographic Overview of Mortgage Pool
                                  [MAP OMITTED]

WASHINGTON             TEXAS                IDAHO               PENNSYLVANIA
5 properties           34 properties        1 property          7 properties
$51,640,052            $235,805,324         $621,540            $38,677,861
1.7% of IPB            7.7% of IPB          0.0% of IPB         1.3% of IPB

OREGON                 ARKANSAS             KANSAS              NEW YORK
3 properties           1 property           4 properties        17 properties
$45,030,189            $3,873,047           $24,674,695         $224,838,254
1.5% of IPB            0.1% of IPB          0.8% of IPB         7.3% of IPB

NEVADA                 LOUISIANA            NEBRASKA            NEW HAMPSHIRE
6 properties           7 properties         1 property          1 property
$89,141,979            $169,641,669         $335,108            $1,055,232
2.9% of IPB            5.5% of IPB          0.0% of IPB         0.0% of IPB

NORTHERN CALIFORNIA    MISSISSIPPI          MISSOURI            MASSACHUSETTS
16 properties          1 property           5 properties        6 properties
$128,759,211           $2,922,509           $32,813,388         $21,352,392
4.2% of IPB            0.1% of IPB          1.1% of IPB         0.7% of IPB

CALIFORNIA             TENNESSEE            IOWA                CONNECTICUT
53 properties          6 properties         1 property          9 properties
$635,680,367           $22,857,920          $2,140,046          $44,889,141
20.7% of IPB           0.7% of IPB          0.1% of IPB         1.5% of IPB

SOUTHERN CALIFORNIA    ALABAMA              MINNESOTA           RHODE ISLAND
37 properties          6 properties         5 properties        1 property
$506,921,155           $23,196,394          $62,613,119         $15,453,306
16.5% of IPB           0.8% of IPB          2.0% of IPB         0.5% of IPB

UTAH                   KENTUCKY             ILLINOIS            NEW JERSEY
3 properties           4 properties         2 properties        9 properties
$36,438,092            $41,208,712          $31,337,963         $81,950,903
1.2% of IPB            1.3% of IPB          1.0% of IPB         2.7% of IPB

ARIZONA                FLORIDA              WISCONSIN           DELAWARE
10 properties          18 properties        3 properties        2 properties
$120,898,870           $186,818,379         $32,150,627         $103,674,503
3.9% of IPB            6.1% of IPB          1.0% of IPB         3.4% of IPB

COLORADO               GEORGIA              INDIANA             MARYLAND
4 properties           19 properties        6 properties        4 properties
$66,070,000            $105,724,161         $36,894,126         $31,906,593
2.1% of IPB            3.4% of IPB          1.2% of IPB         1.0% of IPB

NEW MEXICO             SOUTH CAROLINA       MICHIGAN            WEST VIRGINIA
1 property             3 properties         6 properties        2 properties
$4,990,000             $16,370,271          $43,778,228         $13,358,816
0.2% of IPB            0.5% of IPB          1.4% of IPB         0.4% of IPB

OKLAHOMA               NORTH CAROLINA       OHIO                VIRGINIA
1 property             8 properties         5 properties        9 properties
$3,722,685             $153,216,078         $32,351,782         $181,623,708
0.1% of IPB            5.0% of IPB          1.1% of IPB         5.9% of IPB

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

                                                                            Page
                                                                           -----
Important Notice About the Information Contained in this Prospectus
   Supplement, the Accompanying Prospectus and the Related Registration

Annex A-1  --  Certain Characteristics of the Mortgage Loans
Annex A-2  --  Certain Statistical Information Regarding the Mortgage Loans
Annex B    --  Certain Characteristics Regarding Multifamily Properties
Annex C    --  Structural and Collateral Term Sheet
Annex D    --  Form of Trustee Report
Annex E    --  Class A-SB Planned Principal Balance Schedule
Annex F    --  Global Clearance, Settlement And Tax Documentation Procedures

                                   PROSPECTUS

                                                                            Page
                                                                            ----

                                       S-3

IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT,
       THE ACCOMPANYING PROSPECTUS AND THE RELATED REGISTRATION STATEMENT

          Information about the offered certificates is contained in two separate documents--

          o    this prospectus supplement, which describes the specific terms of the offered certificates; and

          o    the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates.

          You should read both this prospectus supplement and the accompanying prospectus in full to obtain material information concerning the offered certificates.

          You should only rely on the information contained in this prospectus supplement, the accompanying prospectus and our registration statement. We have not authorized any person to give any other information or to make any representation that is different from the information contained in this prospectus supplement, the accompanying prospectus or our registration statement.

          If the descriptions of the offered certificates vary between the accompanying prospectus and this prospectus supplement, you should rely on the information in this prospectus supplement.

          This prospectus supplement and the accompanying prospectus include cross-references to sections in these materials where you can find further related discussions. The table of contents in each of this prospectus supplement and the accompanying prospectus identify the pages where these sections are located.

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

          Within the United Kingdom, this prospectus supplement and the accompanying prospectus are directed only at persons who (i) have professional experience in matters relating to investments or (ii) are persons falling within
Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Financial
Promotion) Order 2001 (all such persons together being referred to as "Relevant
U.K. Persons"). This prospectus supplement and the accompanying prospectus must not be acted on or relied on within the United Kingdom by persons who are not
Relevant U.K. Persons. Within the United Kingdom, any investment or investment activity to which this prospectus supplement and the accompanying prospectus relate, including the offered certificates, is available only to Relevant U.K.
Persons and will be engaged in only with Relevant U.K. Persons.

                             EUROPEAN ECONOMIC AREA

          Each underwriter has agreed with us that it will abide by certain selling restrictions with respect to offers of series certificates to the public in the European Economic Area. See "Method of Distribution" in this prospectus supplement.

                                       S-4

                                   ----------

                      DEALER PROSPECTUS DELIVERY OBLIGATION

          Until ________, 2006, all dealers effecting transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus.
This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                                   ----------

                                       S-5

--------------------------------------------------------------------------------

                        SUMMARY OF PROSPECTUS SUPPLEMENT

          This summary contains selected information regarding the offering being made by this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand more fully the terms of the offering of the offered certificates, you should read carefully this prospectus supplement and the accompanying prospectus in full.

                  OVERVIEW OF THE SERIES 2005-CKI1 CERTIFICATES

          The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as Commercial Mortgage
Pass-Through Certificates, Series 2005-CKI1, and issued in multiple classes. The immediately following table identifies and specifies various characteristics for those classes of certificates, both offered and non-offered, that bear interest.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1

                                      APPROX.
                                   INITIAL TOTAL    APPROX. %                  APPROX.
                      APPROX. %      PRINCIPAL     OF INITIAL      PASS-       INITIAL   WEIGHTED
          EXPECTED      TOTAL         BALANCE       MORTGAGE      THROUGH       PASS-     AVERAGE
          RATINGS       CREDIT      OR NOTIONAL       POOL          RATE       THROUGH     LIFE      PRINCIPAL
CLASS   MOODY'S/S&P    SUPPORT        AMOUNT         BALANCE    DESCRIPTION     RATE      (YEARS)      WINDOW
-----   -----------   ---------   --------------   ----------   -----------   --------   --------   -----------

Offered Certificates

A-1       Aaa/AAA      30.000%    $   98,700,000      3.211%                      %        2.974    01/06-08/10
A-1D      Aaa/AAA      30.000%    $   75,000,000      2.440%                      %        2.974    01/06-08/10
A-2       Aaa/AAA      30.000%    $  196,600,000      6.396%                      %        4.856    08/10-11/10
A-3       Aaa/AAA      30.000%    $   94,677,000      3.080%                      %        6.725    08/12-09/12
A-4       Aaa/AAA      30.000%    $  150,000,000      4.880%                      %        6.839    09/12-11/12
A-4FL     Aaa/AAA      30.000%    $  150,000,000      4.880%      Floating    LIBOR+ %     6.839    09/12-11/12
A-SB      Aaa/AAA      30.000%    $  176,000,000      5.726%                      %        7.043    11/10-02/15
A-5       Aaa/AAA      30.000%    $1,069,709,000     34.802%                      %        9.661    02/15-09/15
A-1A      Aaa/AAA      30.000%    $  140,930,000      4.585%                      %        9.416    01/06-09/15
AM        Aaa/AAA      20.000%    $  307,374,000     10.000%                      %        9.838    09/15-10/15
AJ        Aaa/AAA      12.375%    $  234,372,000      7.625%                      %        9.847    10/15-10/15
B          Aa2/AA      10.625%    $   53,791,000      1.750%                      %        9.870    10/15-11/15
C         Aa3/AA-       9.750%    $   26,895,000      0.875%                      %        9.931    11/15-11/15
D           A2/A        8.000%    $   53,790,000      1.750%                      %        9.931    11/15-11/15

Certificates Not Offered

E            --         7.000%    $   30,738,000      1.000%                      %         --           --
F            --         5.250%    $   53,790,000      1.750%                      %         --           --
G            --         4.250%    $   30,738,000      1.000%                      %         --           --
H            --         3.125%    $   34,579,000      1.125%                      %         --           --
J            --         2.875%    $    7,685,000      0.250%                      %         --           --
K            --         2.500%    $   11,526,000      0.375%                      %         --           --
L            --         2.125%    $   11,527,000      0.375%                      %         --           --
M            --         2.000%    $    3,842,000      0.125%                      %         --           --
N            --         1.750%    $    7,684,000      0.250%                      %         --           --
P            --         1.375%    $   11,527,000      0.375%                      %         --           --
Q            --         0.000%    $   42,264,027      1.375%                      %         --           --
X            --          N/A      $3,073,738,027       N/A                        %         N/A         N/A

          In reviewing the foregoing table, prospective investors should note that--

          o    The class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5, A-1A, AM,
               AJ, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates are the only certificates identified in the table that have principal

--------------------------------------------------------------------------------

                                       S-6

--------------------------------------------------------------------------------

               balances and are sometimes referred to in this prospectus
               supplement as principal balance certificates. The principal balance of any of those certificates at any time represents the maximum amount that the holder may receive as principal out of cash flow received on or with respect to the mortgage loans.

          o    The total principal balance of the class A-4FL certificates will at all times equal the total principal balance of the class A-4FL
               REMIC II regular interest, which we identify below.

          o    The class X certificates do not have principal balances. They are interest-only certificates and will accrue interest on a notional amount.

          o    For purposes of calculating the amount of accrued interest on the class X certificates, that class of certificates will have a total notional amount equal to the total principal balance of the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5, A-1A, AM, AJ,
               B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates
               outstanding from time to time.

          o    The actual total principal balance or notional amount, as
               applicable, of any class of certificates at initial issuance may be larger or smaller than the amount shown above, depending on the actual size of the initial mortgage pool balance or for other reasons. The actual size of the initial mortgage pool balance may be as much as 5% larger or smaller than the amount presented in this prospectus supplement.

          o    The ratings shown in the table are those expected of Moody's
               Investors Service, Inc. and Standard & Poor's Ratings Services, a
               division of The McGraw-Hill Companies, Inc., respectively. The rated final distribution date for the offered certificates is the distribution date in November 2037. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the likelihood or frequency of voluntary or involuntary prepayments, the
               possibility that you might suffer a lower than expected yield, the likelihood of receipt of prepayment premiums or yield
               maintenance charges, any allocation of prepayment interest shortfalls, the likelihood of collection of default interest, or the tax treatment of the certificates or the trust fund.

          o    The percentages indicated under the column "Approx. % Total
               Credit Support" with respect to the class A-1, A-1D, A-2, A-3,
               A-4, A-4FL, A-SB, A-5 and A-1A certificates represent the
               approximate credit support for the class A-1, A-1D, A-2, A-3,
               A-4, A-4FL, A-SB, A-5 and A-1A certificates, collectively. No class of certificates will provide any credit support to the class A-4FL certificates for a failure by the swap counterparty to make any payment under the swap agreement.

          o    Each class of certificates identified in the table as having a
               "Fixed" pass-through rate will have a fixed pass-through rate that will remain constant at the initial pass-through rate shown for that class in the table.

          o    Each class of certificates identified in the table as having a
               "WAC Cap" pass-through rate will have a variable pass-through rate equal to the lesser of--

               (a)  the initial pass-through rate identified in the table with respect to that class, and

               (b)  a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time.

          o    Each class of certificates identified in the table as having a
               "WAC" pass-through rate will have a variable pass-through rate equal to a weighted average of the adjusted net mortgage interest rates

--------------------------------------------------------------------------------

                                       S-7

--------------------------------------------------------------------------------

               on the mortgage loans from time to time minus, in the case of the class and certificates, a specified percentage that varies on a class-by-class basis.

          o    The assets of the trust fund will include a swap agreement that relates to the class A-4FL certificates. The class A-4FL
               certificates will represent undivided interests in, among other things, a regular interest in a real estate mortgage investment conduit that is designated as the class A-4FL REMIC II regular interest and the rights and obligations under that swap
               agreement. For so long as it is in effect, that swap agreement will provide, among other things, that fixed amounts payable by the trust as interest with respect to the class A-4FL REMIC II regular interest will be exchanged for floating amounts payable as interest by the swap provider under the swap agreement. The swap agreement will provide for the calculation of interest accruing at a LIBOR-based rate on a notional amount equal to the total principal balance of the class A-4FL certificates
               outstanding from time to time.

          o    The initial value of LIBOR will be calculated on _______, 2005.

          o    The class A-4FL REMIC II regular interest will accrue interest at the pass-through rate described under "Description of the Offered
               Certificates--Calculation of Pass-Through Rates" in this
               prospectus supplement. If interest distributions with respect to the class A-4FL REMIC II regular interest are less than the applicable fixed amount payable to the swap counterparty for any distribution date, then there will be a dollar-for-dollar
               reduction in the amount payable by the swap counterparty under the swap agreement and, accordingly, in the amount of interest payable on the class A-4FL certificates, thereby resulting in an effective pass-through rate for the class A-4FL certificate below the applicable LIBOR-based rate. See "Description of the Swap
               Agreement" in this prospectus supplement.

          o    The ratings on the class A-4FL certificates will address the payment of interest on that class only up to the pass-through rate for the class A-4FL REMIC II regular interest.

          o    The pass-through rate for the class X certificates, will equal the weighted average of the respective strip rates at which interest accrues from time to time on the respective components of the total notional amount of the subject class of
               certificates. The total principal balance of each class of principal balance certificates will constitute a separate
               component of the total notional amount of the class X
               certificates. The class X strip rate applicable to the accrual of interest on any particular component of the total principal balance of the class X certificates will generally equal the excess, if any, of--

               1.   a weighted average of the adjusted net mortgage interest
                    rates on the mortgage loans from time to time, over

               2.   the pass-through rate from time to time on the class of
                    principal balance certificates whose total principal balance constitutes the subject component (or, in the case of the
                    class A-4FL certificates, the pass-through rate from time to time on the class A-4FL REMIC II regular interest).

          o    The initial pass-through rates listed for the class X
               certificates and each class of certificates identified in the table as having a WAC pass-through rate are approximate.

          o    As to any given class of offered certificates, the weighted average life is the average amount of time in years between the assumed settlement date for that class of certificates and the payment of each dollar of principal of that class of
               certificates.

          o    As to any given class of offered certificates, the principal window is the period during which holders of those certificates would receive distributions of principal.

--------------------------------------------------------------------------------

                                       S-8

--------------------------------------------------------------------------------

          o    The weighted average lives and principal windows for the
               respective classes of offered certificates have been calculated based on the assumptions, among others, that--

               1.   each mortgage loan with an anticipated repayment date is
                    paid in full on that date,

               2.   no mortgage loan is otherwise prepaid prior to maturity,

               3.   no defaults or losses occur with respect to the mortgage
                    loans, and

               4.   no extensions of maturity dates of mortgage loans occur.

               See "Yield and Maturity Considerations--Weighted Average Lives"
               in this prospectus supplement.

          o    The certificates will also include the class R-I, R-II and Z certificates, which are not presented in the table. The class
               R-I, R-II and Z certificates do not have principal balances or notional amounts and do not accrue interest. The class R-I, R-II and Z certificates are not offered by this prospectus supplement.

          o    When we refer to the "adjusted net mortgage interest rate" of a mortgage loan in the bullets above, we mean the mortgage interest rate for that mortgage loan in effect as of the date of initial issuance of the certificates--

               1.   net of the sum of the per annum rates at which the related master servicing fee (which is inclusive of primary
                    servicing fees with respect to each mortgage loan) and the trustee fee accrue,

               2.   without regard to any increase in the mortgage interest rate that may occur in connection with a default,

               3.   without regard to any modification of the mortgage interest rate that may occur after the date of initial issuance of
                    the certificates,

               4.   without regard to any increase in the mortgage interest rate that may occur if that mortgage loan, if it has an
                    anticipated repayment date, is not repaid in full on or
                    before that anticipated repayment date, and

               5.   as that net mortgage interest rate for that mortgage loan, if it accrues interest on the basis of the actual number of days during each one-month accrual period in a year assumed to consist of 360 days, may be adjusted in the manner
                    described in this prospectus supplement for purposes of
                    calculating the pass-through rates of the various classes of interest-bearing certificates.

          The offered certificates will evidence beneficial ownership interests in the trust fund. The primary assets of the trust fund will consist of a segregated pool of mortgage loans. When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust fund, unless the context clearly indicates otherwise. We identify the mortgage loans that we intend to include in the trust fund on Annex
A-1 to this prospectus supplement.

          The governing document for purposes of issuing the offered certificates, as well as the other certificates, and forming the trust fund will be a pooling and servicing agreement to be dated as of December 1, 2005. The pooling and servicing agreement will also govern the servicing and administration of the mortgage loans and the other assets that back the certificates. The parties to the pooling and servicing agreement will include us, a trustee, a fiscal agent, a master servicer and a special servicer. A copy of the pooling and servicing agreement will be filed with the Securities and
Exchange Commission as an exhibit to a current report on Form 8-K, within 15 days of the initial issuance of the certificates. The Securities and Exchange
Commission will make that current

--------------------------------------------------------------------------------

                                       S-9

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report on Form 8-K and its exhibits available to the public for inspection. See
"Available Information; Incorporation by Reference" in the accompanying prospectus.

          For purposes of making distributions with respect to the class A-1,
A-1D, A-2, A-3, A-4, A-SB, A-5 and A-1A certificates and the class A-4FL REMIC
II regular interest, the mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 156 mortgage loans, with an initial loan group 1 balance of $2,932,799,943 and representing approximately 95.4% of the initial mortgage pool balance, that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 13 mortgage loans, with an initial loan group 2 balance of $140,938,085 and representing approximately 4.6% of the initial mortgage pool balance, that are secured by multifamily properties. Annex
A-1 to this prospectus supplement sets forth the loan group designation with respect to each mortgage loan.

                                RELEVANT PARTIES

WE AND US.....................   Our name is Merrill Lynch Mortgage Investors,
                                 Inc. We are a special purpose Delaware
                                 corporation. Our address is 4 World Financial
                                 Center, 16th Floor, 250 Vesey Street, New York,
                                 New York 10080 and our telephone number is
                                 (212) 449-1000. See "Merrill Lynch Mortgage
                                 Investors, Inc." in the accompanying
                                 prospectus.

TRUSTEE.......................   LaSalle Bank National Association, a national
                                 banking association with corporate trust
                                 offices located in Chicago, Illinois, will act
                                 as trustee on behalf of all the
                                 certificateholders. The corporate trust office
                                 of LaSalle Bank is located at 135 S. LaSalle
                                 Street, Suite 1625, Chicago, Illinois 60603,
                                 Attention: Global Securities and Trust Services
                                 Group--Merrill Lynch Mortgage Trust 2005-CKI1.
                                 The trustee will be responsible for
                                 distributing payments to certificateholders and
                                 delivering certain reports to
                                 certificateholders that provide various details
                                 regarding the certificates and the mortgage
                                 loans. In addition, the trustee will also be
                                 primarily responsible for back-up advancing.
                                 The trustee will also have, or be responsible
                                 for appointing an agent to perform, additional
                                 duties with respect to tax administration. See
                                 "Description of the Offered Certificates--The
                                 Trustee" in this prospectus supplement.

FISCAL AGENT..................   ABN AMRO Bank N.V., a Netherlands banking
                                 corporation, will act as fiscal agent. The
                                 fiscal agent will be responsible for back-up
                                 advancing if the trustee fails to perform its
                                 back-up advancing obligations. See "Description
                                 of the Offered Certificates--The Fiscal Agent"
                                 in this prospectus supplement.

MASTER SERVICER...............   KeyCorp Real Estate Capital Markets, Inc., an
                                 Ohio corporation, will act as the master
                                 servicer with respect to the mortgage loans.
                                 The master servicer will be primarily
                                 responsible for collecting payments and
                                 gathering information with respect to the
                                 mortgage loans. See "Servicing of the Mortgage
                                 Loans--The Master Servicer and the Special
                                 Servicer" in this prospectus supplement.
                                 KeyCorp Real Estate Capital Markets, Inc. is a
                                 wholly-owned subsidiary of KeyBank National
                                 Association, one of the

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                                      S-10

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                                 mortgage loan sellers, and is an affiliate of
                                 McDonald Investments Inc., one of the
                                 underwriters.

SPECIAL SERVICER..............   J.E. Robert Company, Inc., a Virginia
                                 corporation, will act as special servicer with
                                 respect to the mortgage loans and any related
                                 foreclosure properties. The special servicer
                                 will be primarily responsible for making
                                 decisions and performing certain servicing
                                 functions with respect to the mortgage loans
                                 that, in general, are in default or as to which
                                 default is imminent. The primary servicing
                                 offices of J.E. Robert Company, Inc. are
                                 located at 1650 Tysons Boulevard, Suite 1600,
                                 McLean, Virginia 22102. See "Servicing of the
                                 Mortgage Loans--The Master Servicer and the
                                 Special Servicer" in this prospectus
                                 supplement.

CONTROLLING CLASS OF
CERTIFICATEHOLDERS............   The holders--or, if applicable, beneficial
                                 owners--of certificates representing a majority
                                 interest in a designated controlling class of
                                 the certificates (initially the class Q
                                 certificates) will have the right, subject to
                                 the conditions described under "Servicing of
                                 the Mortgage Loans--The Controlling Class
                                 Representative and the Glendale Galleria
                                 Controlling Party" and --Replacement of the
                                 Special Servicer" in this prospectus
                                 supplement, to--

                                 o    replace the special servicer; and

                                 o    select a representative that may direct
                                      and advise the special servicer on various
                                      servicing matters with respect to the
                                      mortgage loans, except to the extent that
                                      the holder of the non-trust subordinate
                                      loan described under "--The Glendale
                                      Subordinate Noteholder" below, may
                                      exercise those, or similar, rights with
                                      respect to the mortgage loan (loan number
                                      3) that we identify on Annex A-1 to this
                                      prospectus supplement as being secured by
                                      the Glendale Galleria retail property.

                                 Unless there are significant losses on the
                                 mortgage loans, the controlling class of
                                 certificateholders will be the holders of a
                                 non-offered class of certificates. The initial
                                 controlling class of certificateholders will be
                                 the class Q certificateholders. We anticipate
                                 that an affiliate of the initial special
                                 servicer will purchase certain non-offered
                                 classes of certificates, including the class Q
                                 certificates, and will be the initial
                                 controlling class representative.

GLENDALE GALLERIA PARI PASSU
AND SUBORDINATE NOTEHOLDERS...   As indicated under "--The Mortgage Loans and
                                 the Mortgaged Real Properties--The Loan
                                 Combinations" below, the mortgage loan secured
                                 by the mortgaged real property identified on
                                 Annex A-1 to this prospectus supplement as the
                                 Glendale Galleria retail property, which we
                                 refer to as the Glendale Galleria trust
                                 mortgage loan, is part of a loan combination
                                 that includes multiple other loans that will
                                 not be included in the trust fund, one (1) of
                                 which other loans is pari passu in right of
                                 payment and

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                                      S-11

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                                 in other respects to the Glendale Galleria
                                 trust mortgage loan, and the others of which
                                 are subordinate in right of payment and in
                                 other respects to the Glendale Galleria trust
                                 mortgage loan and the Glendale Galleria pari
                                 passu non-trust loan.

                                 The holder of the most junior Glendale Galleria
                                 subordinate non-trust loan that has an
                                 outstanding principal balance, as deemed
                                 reduced by any appraisal reduction amounts with
                                 respect to the Glendale Galleria loan
                                 combination that is allocable thereto, that is
                                 equal to or greater than 25% of its outstanding
                                 principal balance (without taking into account
                                 any appraisal reduction amount), will have the
                                 right, in lieu of the controlling class
                                 representative, to direct and advise the master
                                 servicer and special servicer on various
                                 servicing matters with respect to the Glendale
                                 Galleria loan combination and the related
                                 mortgaged real property. See "Description of
                                 the Mortgage Pool--The Loan Combinations--The
                                 Glendale Galleria Loan Combination" and
                                 "Servicing of the Mortgage Loans--The
                                 Controlling Class Representative and the
                                 Glendale Galleria Controlling Party" in this
                                 prospectus supplement.

MORTGAGE LOAN SELLERS.........   We will acquire the mortgage loans that will
                                 back the certificates from--

                                 o    Merrill Lynch Mortgage Lending, Inc., a
                                      Delaware corporation;

                                 o    Countrywide Commercial Real Estate
                                      Finance, Inc., a California corporation;

                                 o    KeyBank National Association, a national
                                      banking association; and

                                 o    IXIS Real Estate Capital Inc., a New York
                                      corporation;

                                 each of which originated or acquired the
                                 mortgage loans to be included in the trust.

                                 See "Description of the Mortgage Pool--The
                                 Mortgage Loan Sellers" in this prospectus
                                 supplement.

                                 The following table shows the number of
                                 mortgage loans that we expect will be sold to
                                 us by each mortgage loan seller and the
                                 respective percentages that those mortgage
                                 loans represent of the initial mortgage pool
                                 balance, the initial loan group 1 balance and
                                 the initial loan group 2 balance.

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                                      S-12

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                                                                                        % OF       % OF
                                                         AGGREGATE         % OF        INITIAL   INITIAL
                                          NUMBER OF    CUT-OFF DATE       INITIAL       LOAN       LOAN
                MORTGAGE                   MORTGAGE      PRINCIPAL     MORTGAGE POOL   GROUP 1   GROUP 2
              LOAN SELLER                   LOANS         BALANCE         BALANCE      BALANCE   BALANCE
---------------------------------------   ---------   --------------   -------------   -------   -------

1. Merrill Lynch Mortgage Lending, Inc.       80      $1,698,905,865        55.3%        56.1%     37.5%
2. Countrywide Commercial Real Estate
      Finance, Inc.                           68       1,053,585,134        34.3         35.0      18.5
3. KeyBank National Association               20         221,247,029         7.2          5.4      44.0
4. IXIS Real Estate Capital Inc.               1         100,000,000         3.3          3.4       0.0
                                             ---      --------------       -----        -----     -----
                                             169      $3,073,738,028       100.0%       100.0%    100.0%
                                             ---      --------------       -----        -----     -----

SWAP COUNTERPARTY.............   It is expected that Merrill Lynch Capital
                                 Services, Inc., one of our affiliates and an
                                 affiliate of Merrill Lynch Mortgage Lending,
                                 Inc., one of the mortgage loan sellers, and
                                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated, one of the underwriters, will be
                                 the counterparty under the swap agreement
                                 relating to the class A-4FL certificates. The
                                 obligations of Merrill Lynch Capital Services,
                                 Inc. under the swap agreement will be
                                 guaranteed by Merrill Lynch & Co., Inc.,
                                 another of our affiliates. As of the date of
                                 this prospectus supplement, Merrill Lynch &
                                 Co., Inc. has been assigned senior unsecured
                                 debt ratings of "A+" by Standard & Poor's
                                 Ratings Services, a division of The McGraw-Hill
                                 Companies, Inc., and "Aa3" by Moody's Investors
                                 Service, Inc. See "Description of the Swap
                                 Agreement" in this prospectus supplement.

UNDERWRITERS..................   The underwriters for this offering are: Merrill
                                 Lynch, Pierce, Fenner & Smith Incorporated, a
                                 Delaware corporation; Countrywide Securities
                                 Corporation, a California corporation; KeyBanc
                                 Capital Markets, a Division of McDonald
                                 Investments Inc., an Ohio corporation; IXIS
                                 Securities North America Inc., a Delaware
                                 corporation; Morgan Stanley & Co. Incorporated,
                                 a Delaware corporation and Goldman, Sachs &
                                 Co., a New York corporation. See "Method of
                                 Distribution" in this prospectus supplement.
                                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated is our affiliate and is an
                                 affiliate of one of the mortgage loan sellers.
                                 Countrywide Securities Corporation is an
                                 affiliate of another of the mortgage loan
                                 sellers. IXIS Securities North America Inc. is
                                 an affiliate of another of the mortgage loan
                                 sellers. McDonald Investments Inc. is an
                                 affiliate of the remaining mortgage loan seller
                                 and KeyCorp Real Estate Capital Markets, Inc.,
                                 the master servicer. KeyBanc Capital Markets is
                                 a trade name under which corporate and
                                 investment banking services of KeyCorp and its
                                 subsidiaries, including McDonald Investments
                                 Inc. and KeyBank National Association, are
                                 marketed to institutional clients.

                                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated and Countrywide Securities
                                 Corporation are acting as co-lead

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                                      S-13

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                                 managers for this offering. KeyBanc Capital
                                 Markets, IXIS Securities North America Inc.,
                                 Morgan Stanley & Co. Incorporated and Goldman,
                                 Sachs & Co. are acting as co-managers for this
                                 offering. Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated and Countrywide Securities
                                 Corporation are acting as joint bookrunning
                                 managers in the following manner: Countrywide
                                 Securities Corporation is acting as sole
                                 bookrunning manager with respect to ___% of the
                                 class certificates, and Merrill Lynch, Pierce,
                                 Fenner & Smith Incorporated is acting as sole
                                 bookrunning manager with respect with respect
                                 to the remainder of the class ___ certificates
                                 and all other classes of offered certificates.

                           RELEVANT DATES AND PERIODS

CUT-OFF DATE..................   References in this prospectus supplement to the
                                 "cut-off date" mean, individually and
                                 collectively, as the context may require, with
                                 respect to each mortgage loan, the related due
                                 date of that mortgage loan in December 2005 or,
                                 with respect to those mortgage loans, if any,
                                 that have their first due date in January 2006,
                                 December 1, 2005. All payments and collections
                                 received on each mortgage loan after the
                                 cut-off date, excluding any payments or
                                 collections that represent amounts due on or
                                 before that date, will belong to the trust
                                 fund.

CLOSING DATE..................   The date of initial issuance for the offered
                                 certificates will be on or about December 7,
                                 2005.

DETERMINATION DATE............   For any distribution date, the fourth business
                                 day prior to the distribution date.

                                 Notwithstanding the foregoing, the master
                                 servicer may make its determination as to the
                                 collections received in respect of certain
                                 mortgage loans as of a later date during each
                                 month because those mortgage loans provide for
                                 monthly debt-service payments to be due on a
                                 day later than the first day of each month, but
                                 which, subject to the applicable business day
                                 convention, is not later than the 8th day of
                                 each month.

                                 With respect to any distribution date,
                                 references in this prospectus supplement to
                                 "determination date" mean, as to each mortgage
                                 loan, the applicable determination date
                                 occurring in the same month as that
                                 distribution date.

DISTRIBUTION DATE.............   Payments on the offered certificates are
                                 scheduled to occur monthly, commencing in
                                 January 2006. During any given month, the
                                 distribution date will be the 12th day of such
                                 month or, if the 12th day is not a business
                                 day, the next succeeding business day.

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                                      S-14

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RECORD DATE...................   The record date for each monthly payment on an
                                 offered certificate will be the last business
                                 day of the prior calendar month. The registered
                                 holders of the offered certificates at the
                                 close of business on each record date will be
                                 entitled to receive any payments on those
                                 certificates on the following distribution
                                 date.

RATED FINAL DISTRIBUTION
DATE..........................   The rated final distribution date for each
                                 class of the offered certificates is the
                                 distribution date in November 2037.

ASSUMED FINAL DISTRIBUTION
DATES.........................   The distribution date on which each class of
                                 offered certificates is expected to be paid in
                                 full, assuming, among other things, no
                                 delinquencies, losses, modifications,
                                 extensions of maturity dates, repurchases or,
                                 except as contemplated by the next sentence,
                                 prepayments of the mortgage loans after the
                                 initial issuance of the certificates, is set
                                 forth opposite that class in the table below.
                                 For purposes of the table, each mortgage loan
                                 with an anticipated repayment date is assumed
                                 to repay in full on its anticipated repayment
                                 date.

                                                MONTH AND YEAR OF
                                 CLASS   ASSUMED FINAL DISTRIBUTION DATE
                                 -----   -------------------------------
                                  A-1              August 2010
                                  A-1D             August 2010
                                  A-2             November 2010
                                  A-3            September 2012
                                  A-4             November 2012
                                 A-4FL            November 2012
                                  A-SB            February 2015
                                  A-5            September 2015
                                  A-1A           September 2015
                                   AM             October 2015
                                   AJ             October 2015
                                   B              November 2015
                                   C              November 2015
                                   D              November 2015

                                 See the maturity assumptions described under
                                 "Yield and Maturity Considerations" in this
                                 prospectus supplement for further assumptions
                                 that were taken into account in determining the
                                 assumed final distribution dates.

COLLECTION PERIOD.............   On any distribution date, amounts available for
                                 payment on the offered certificates will depend
                                 on the payments and other collections received,
                                 and any advances of payments due, on the
                                 mortgage loans during the related collection
                                 period. In general, each collection period--

                                 o    will relate to a particular distribution
                                      date;

                                 o    will be approximately one month long;

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                                      S-15

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                                 o    will begin on the day after the
                                      determination date in the immediately
                                      preceding month or, in the case of the
                                      first collection period, will begin
                                      immediately following the cut-off date;
                                      and

                                 o    will end on the determination date in the
                                      month of the related distribution date.

                                 However, the collection period for any
                                 distribution date for certain mortgage loans
                                 may differ from the collection period with
                                 respect to the rest of the mortgage pool for
                                 that distribution date because the
                                 determination dates for those mortgage loans
                                 may not be the same as the determination date
                                 for the rest of the mortgage pool. Accordingly,
                                 there may be more than one collection period
                                 with respect to some distribution dates.

                                 With respect to any distribution date,
                                 references in this prospectus supplement to
                                 "collection period" mean, as to each mortgage
                                 loan, the applicable collection period ending
                                 in the month in which that distribution date
                                 occurs.

INTEREST ACCRUAL PERIOD.......   The amount of interest payable with respect to
                                 the offered certificates and the class A-4FL
                                 REMIC II regular interest on any distribution
                                 date will be a function of the interest accrued
                                 during the related interest accrual period. The
                                 interest accrual period with respect to each
                                 class of interest-bearing certificates
                                 (exclusive of the class A-4FL certificates) and
                                 with respect to the class A-4FL REMIC II
                                 regular interest for any distribution date will
                                 be the calendar month immediately preceding the
                                 month in which that distribution date occurs.
                                 The interest accrual period for the class A-4FL
                                 certificates for any distribution date will be
                                 the period from and including the distribution
                                 date in the month preceding the month in which
                                 the related distribution date occurs (or, in
                                 the case of the first distribution date, from
                                 and including the date of initial issuance of
                                 the class A-4FL certificates) to, but
                                 excluding, the related distribution date;
                                 except that, if there is a continuing payment
                                 default on the part of the swap counterparty
                                 under the related swap agreement, or if the
                                 related swap agreement is terminated and not
                                 replaced, then the interest accrual period with
                                 respect to the class A-4FL certificates for any
                                 distribution date will also be the calendar
                                 month preceding the month in which that
                                 distribution date occurs. Interest will be
                                 calculated with respect to each class of
                                 interest-bearing certificates (exclusive of the
                                 class A-4FL certificates) and with respect to
                                 the class A-4FL REMIC II regular interest
                                 assuming that each interest accrual period
                                 consists of 30 days and each year consists of
                                 360 days, and interest will be calculated with
                                 respect to the class A-4FL certificates based
                                 upon the actual number of days in the related
                                 interest accrual period and a year consisting
                                 of 360 days; except that, if there is a
                                 continuing payment default on the part of the
                                 swap counterparty under the

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                                      S-16

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                                 related swap agreement, or if the related swap
                                 agreement is terminated and not replaced, then
                                 the class A-4FL certificates will also accrue
                                 interest on the basis of a 360-day year
                                 consisting of twelve 30-day months.

LIBOR DETERMINATION DATE......   The applicable value of LIBOR, for purposes of
                                 calculating the pass-through rate for the class
                                 A-4FL certificates as well as the payment
                                 obligations under the related swap agreement,
                                 will initially be determined on ________, 2005
                                 and will thereafter be determined monthly on
                                 the second LIBOR business day preceding the
                                 applicable interest accrual period.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL.......................   The trust fund will issue 29 classes of the
                                 certificates with an approximate total
                                 principal balance at initial issuance equal to
                                 $3,073,738,027. Fourteen (14) of those classes
                                 of the certificates are being offered by this
                                 prospectus supplement. The remaining classes of
                                 the certificates will be offered separately in
                                 a private offering.

                                 The classes offered by this prospectus
                                 supplement are:

                                 o    class A-1, A-1D, A-2, A-3, A-4, A-4FL,
                                      A-SB, A-5 and A-1A,

                                 o    class AM,

                                 o    class AJ,

                                 o    class B,

                                 o    class C, and

                                 o    class D.

                                 Distributions on the offered certificates will
                                 be made solely from collections on the mortgage
                                 pool. The offered certificates are
                                 mortgage-backed securities issued by the trust
                                 fund.

REGISTRATION AND
DENOMINATIONS.................   We intend to deliver the offered certificates
                                 in book-entry form in original denominations of
                                 $25,000 initial principal balance and in any
                                 whole dollar denomination in excess of $25,000.

                                 You will initially hold your offered
                                 certificates, directly or indirectly, through
                                 The Depository Trust Company and they will be
                                 registered in the name of Cede & Co. as nominee
                                 for The Depository Trust Company. As a result,
                                 you will not receive a fully registered
                                 physical certificate representing your interest
                                 in any offered certificate, except under the
                                 limited circumstances described under
                                 "Description of the Offered
                                 Certificates--Registration and Denominations"
                                 in this prospectus supplement

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                                      S-17

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                                 and under "Description of the
                                 Certificates--Book-Entry Registration" in the
                                 accompanying prospectus.

TOTAL PRINCIPAL BALANCE OR
NOTIONAL AMOUNT AT INITIAL
ISSUANCE......................   The table appearing under the caption
                                 "--Overview of the Series 2005-CKI1
                                 Certificates" above identifies for each class
                                 of the certificates, excluding the class Z, R-I
                                 and R-II certificates, the approximate total
                                 initial principal balance or notional amount,
                                 as applicable, of that class.

                                 The actual total initial principal balance or
                                 notional amount of any class of certificates
                                 may be larger or smaller than the amount shown
                                 above, depending on the actual size of the
                                 initial mortgage pool balance or for other
                                 reasons. The actual size of the initial
                                 mortgage pool balance may be as much as 5%
                                 larger or smaller than the amount presented in
                                 this prospectus supplement.

                                 The class A-1, A-1D, A-2, A-3, A-4, A-4FL,
                                 A-SB, A-5, A-1A, AM, AJ, B, C, D, E, F, G, H,
                                 J, K, L, M, N, P and Q certificates are the
                                 only certificates with principal balances and
                                 are sometimes referred to in this prospectus
                                 supplement as the principal balance
                                 certificates. The principal balance of any of
                                 those certificates at any time represents the
                                 maximum amount that the holder may receive as
                                 principal out of cash flow received on or with
                                 respect to the mortgage loans.

                                 The total principal balance of the class A-4FL
                                 certificates will at all times equal the total
                                 principal balance of the class A-4FL REMIC II
                                 regular interest.

                                 The class X certificates do not have principal
                                 balances. They are interest-only certificates.
                                 The total notional amount of the class X
                                 certificates at any time will equal the total
                                 principal balance of the principal balance
                                 certificates.

                                 The class R-I, R-II and Z certificates do not
                                 have principal balances or notional amounts.
                                 The class R-I and R-II certificates are
                                 residual interest certificates, and the holders
                                 of the class R-I and R-II certificates are not
                                 expected to receive any material payments. The
                                 class Z certificates represent the right to
                                 receive additional interest, if any, accrued
                                 and received in respect of mortgage loans with
                                 anticipated repayment dates.

PASS-THROUGH RATE.............   The table appearing under the caption
                                 "--Overview of the Series 2005-CKI1
                                 Certificates" above provides the indicated
                                 information regarding the pass-through rate at
                                 which each interest-bearing class of the
                                 certificates will accrue interest.

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                                      S-18

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                                 The pass-through rates for the class _____ and
                                 __________ certificates will, in the case of
                                 each of these classes, be fixed at the rate per
                                 annum identified in the table appearing under
                                 the caption "--Overview of the Series 2005-CKI1
                                 Certificates" above as the initial pass-through
                                 rate for the subject class.

                                 The pass-through rates for the class __, __,
                                 __, __, __, __, __, __, ___ and ___
                                 certificates will, in the case of each of these
                                 classes, be a variable rate that, with respect
                                 to any interest accrual period, is equal to the
                                 lesser of:

                                 (a)  the rate per annum identified in the table
                                      appearing under the caption "--Overview of
                                      the Series 2005-CKI1 Certificates" above
                                      as the initial pass-through rate for the
                                      subject class, and

                                 (b)  a weighted average of the adjusted net
                                      mortgage interest rates on the mortgage
                                      loans for the related distribution date.

                                 The pass-through rate for the class __, __, __,
                                 __ and _______ certificates will, in the case
                                 of each of these classes, be a variable rate
                                 that, with respect to any interest accrual
                                 period, is equal to: a weighted average of the
                                 adjusted net mortgage interest rates on the
                                 mortgage loans for the related distribution
                                 date; minus, in the case of the class __, __
                                 and _______ certificates, a class margin. That
                                 margin will be __% in the case of the class __
                                 certificates, __% in the case of the class __
                                 certificates and __% in the case of the class
                                 __ certificates.

                                 The pass-through rate for the class X
                                 certificates will be variable and will equal
                                 the weighted average of the respective strip
                                 rates at which interest accrues from time to
                                 time on the respective components of the total
                                 notional amount of the subject class of
                                 certificates. The total principal balance of
                                 each class of principal balance certificates
                                 will constitute a separate component of the
                                 total notional amount of the class X
                                 certificates. The class X strip rate applicable
                                 to the accrual of interest on any particular
                                 component of the total principal balance of the
                                 class X certificates will generally equal the
                                 excess, if any, of--

                                 1.   a weighted average of the adjusted net
                                      mortgage interest rates on the mortgage
                                      loans from time to time, over

                                 2.   the pass-through rate from time to time on
                                      the class of principal balance
                                      certificates whose total principal balance
                                      constitutes the subject component (or, in
                                      the case of the class A-4FL certificates,
                                      the pass-through rate from time to time on
                                      the class A-4FL REMIC II regular
                                      interest).

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                                      S-19

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                                 For so long as the related swap agreement is in
                                 effect and there is no continuing payment
                                 default thereunder on the part of the swap
                                 counterparty, the pass-through rate applicable
                                 to payments of interest to holders of the class
                                 A-4FL certificates for any interest accrual
                                 period will equal the value of LIBOR from time
                                 to time (which will be determined as described
                                 under "Description of the Offered
                                 Certificates--Calculation of Pass-Through
                                 Rates" in this prospectus supplement) plus
                                 ____%; except that, if and to the extent that
                                 the amount of interest payable with respect to
                                 the class A-4FL REMIC II regular interest out
                                 of collections and advances on the mortgage
                                 loans -- and, accordingly, the amount of
                                 interest payable to the swap counterparty --
                                 for any distribution date is less than 1/12 of
                                 the product of (a) __%, multiplied by (b) the
                                 total principal balance of the class A-4FL
                                 certificates immediately prior to that
                                 distribution date, then there will be a
                                 dollar-for-dollar reduction in the amounts
                                 payable under the related swap agreement for --
                                 and, accordingly, in the actual payments of
                                 interest to the holders of the class A-4FL
                                 certificates on -- that distribution date. The
                                 pass-through rate for the class A-4FL REMIC II
                                 regular interest will be variable and, from
                                 time to time, will equal the lesser of (x) __%
                                 per annum and (y) a weighted average coupon
                                 derived from the adjusted net interest rates on
                                 the mortgage loans. However, if there is a
                                 continuing payment default on the part of the
                                 swap counterparty under the related swap
                                 agreement, or if the related swap agreement is
                                 terminated and not replaced, then the
                                 pass-through rate applicable to the class A-4FL
                                 certificates will convert to the pass-through
                                 rate applicable to the class A-4FL REMIC II
                                 regular interest. See "Description of the Swap
                                 Agreement--The Swap Agreement" and "Description
                                 of the Offered Certificates--Payments" in this
                                 prospectus supplement.

                                 When we refer to the adjusted net mortgage
                                 interest rate of a mortgage loan in this
                                 "--Pass-Through Rate" subsection, we mean the
                                 net mortgage interest rate for that mortgage
                                 loan as calculated and adjusted in the manner
                                 described in the final bullet under "--Overview
                                 of the Series 2005-CKI1 Certificates" above.

                                 For additional information regarding the
                                 pass-through rates for the interest-bearing
                                 classes of the certificates, see "Description
                                 of the Offered Certificates--Calculation of
                                 Pass-Through Rates" in this prospectus
                                 supplement.

PAYMENTS

A. GENERAL....................   For purposes of making distributions with
                                 respect to the class A-1, A-1D, A-2, A-3, A-4,
                                 A-SB, A-5 and A-1A certificates and the class
                                 A-4FL REMIC II regular interest, the mortgage
                                 loans will be deemed to consist of two distinct
                                 groups, loan group 1 and loan group 2. Loan
                                 group 1 will consist of 156 mortgage

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                                      S-20

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                                 loans, with an initial loan group 1 balance of
                                 $2,932,799,943 and representing approximately
                                 95.4% of the initial mortgage pool balance,
                                 that are secured by the various property types
                                 that constitute collateral for those mortgage
                                 loans. Loan group 2 will consist of 13 mortgage
                                 loans, with an initial loan group 2 balance of
                                 $140,938,085 and representing approximately
                                 4.6% of the initial mortgage pool balance, that
                                 are secured by multifamily properties. Annex
                                 A-1 to this prospectus supplement sets forth
                                 the loan group designation with respect to each
                                 mortgage loan.

                                 On each distribution date, to the extent of
                                 available funds attributable to the mortgage
                                 loans as described below, the trustee will make
                                 payments of interest and, except in the case of
                                 the class X certificates, principal to the
                                 holders of the following classes of
                                 certificates (or, in the case of the reference
                                 to "A-4FL" below, with respect to the class
                                 A-4FL REMIC II regular interest), in the
                                 following order:

                                 PAYMENT ORDER                CLASS
                                 -------------   ----------------------------
                                       1           A-1, A-1D, A-2, A-3, A-4,
                                                 A-4FL, A-SB, A-5, A-1A and X
                                       2                       AM
                                       3                       AJ
                                       4                        B
                                       5                        C
                                       6                        D
                                       7                        E
                                       8                        F
                                       9                        G
                                      10                        H
                                      11                        J
                                      12                        K
                                      13                        L
                                      14                        M
                                      15                        N
                                      16                        P
                                      17                        Q

                                 Payments of interest in respect of the class
                                 A-1, A-1D, A-2, A-3, A-4, A-SB and A-5
                                 certificates and the class A-4FL REMIC II
                                 regular interest will be made pro rata, based
                                 on entitlement, to the extent of available
                                 funds attributable to the mortgage loans in
                                 loan group 1. Payments of interest in respect
                                 of the class A-1A certificates will be made to
                                 the extent of available funds attributable to
                                 the mortgage loans in loan group 2. Payments of
                                 interest on the class X certificates will be
                                 made without regard to loan groups. If, on any
                                 distribution date, the funds available for
                                 distribution are insufficient to pay in full
                                 the total amount of interest to be paid with
                                 respect to any of the class A-1, A-1D, A-2,
                                 A-3, A-4, A-SB, A-5, A-1A and/or X certificates
                                 and/or the

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                                      S-21

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                                 class A-4FL REMIC II regular interest, then the
                                 funds available for distribution will be
                                 allocated among all these classes pro rata in
                                 accordance with their interest entitlements,
                                 without regard to loan groups.

                                 Allocation of principal payments among the
                                 class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB,
                                 A-5 and A-1A certificates and the class A-4FL
                                 REMIC II regular interest is described under
                                 "--Payments--Payments of Principal" below. The
                                 class X certificates do not have principal
                                 balances and do not entitle their holders to
                                 payments of principal. See "Description of the
                                 Offered Certificates--Payments--Priority of
                                 Payments" in this prospectus supplement.

                                 The relative payment priority of the class
                                 A-4FL certificates is based solely on the
                                 priority of payments of interest and principal
                                 with respect to the class A-4FL REMIC II
                                 regular interest out of collections and
                                 advances on the mortgage loans. NO CLASS OF
                                 CERTIFICATES WILL PROVIDE ANY CREDIT SUPPORT TO
                                 THE CLASS A-4FL CERTIFICATES FOR A FAILURE BY
                                 THE SWAP COUNTERPARTY TO MAKE ANY PAYMENT UNDER
                                 THE SWAP AGREEMENT.

                                 Payments of interest made on or with respect to
                                 the class A-4FL REMIC II regular interest will
                                 be applied to make payments to the swap
                                 counterparty and/or the holders of the class
                                 A-4FL certificates, as applicable. Payments of
                                 principal made on or with respect to the class
                                 A-4FL REMIC II regular interest will be applied
                                 to make payments to the holders of the class
                                 A-4FL certificates.

                                 No payments or other collections on the
                                 non-trust loans described under "--The Mortgage
                                 Loans and the Mortgaged Real
                                 Properties--Payment and Other Terms-- Loan
                                 Combinations" below, which are not part of the
                                 trust fund, will be available for distributions
                                 on the certificates. See "Description of the
                                 Mortgage Pool--Loan Combination" in this
                                 prospectus supplement.

B. PAYMENTS OF INTEREST.......   Each class of certificates (other than the
                                 class Z, R-I and R-II certificates) and the
                                 class A-4FL REMIC II regular interest will bear
                                 interest. With respect to each interest-bearing
                                 class of certificates and the class A-4FL REMIC
                                 II regular interest, that interest will accrue
                                 during each interest accrual period based
                                 upon--

                                 o    the pass-through rate applicable for the
                                      particular class of certificates or the
                                      class A-4FL REMIC II regular interest, as
                                      the case may be, for that interest accrual
                                      period;

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                                      S-22

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                                 o    the total principal balance or notional
                                      amount, as the case may be, of the
                                      particular class of certificates or the
                                      class A-4FL REMIC II regular interest, as
                                      the case may be, outstanding immediately
                                      prior to the related distribution date;
                                      and

                                 o    the assumption that each year consists of
                                      twelve 30-day months (or, in the case of
                                      the class A-4FL certificates, for so long
                                      as the related swap agreement is in effect
                                      and there is no continuing payment default
                                      thereunder on the part of the swap
                                      counterparty, based on the actual number
                                      of days in the applicable interest accrual
                                      period and the assumption that each year
                                      consists of 360 days).

                                 In addition, if the pass-through rate of the
                                 class A-4FL REMIC II regular interest for any
                                 interest accrual period is limited by the
                                 weighted average of the adjusted net interest
                                 rates of the mortgage loans, then the amount by
                                 which the interest distributable with respect
                                 to the class A-4FL REMIC II regular interest is
                                 reduced as a result of that limitation will
                                 result in the amount of interest payable by the
                                 trust to the swap counterparty being reduced by
                                 that amount. As a result, there will be a
                                 dollar-for-dollar reduction in the amount
                                 payable by the swap counterparty to the trust,
                                 and a corresponding dollar-for-dollar reduction
                                 in the amount of interest payable with respect
                                 to the class A-4FL certificates on that
                                 distribution date.

                                 A whole or partial prepayment on a mortgage
                                 loan may not be accompanied by the amount of
                                 one full month's interest on the prepayment. As
                                 and to the extent described under "Description
                                 of the Offered Certificates--Payments--Payments
                                 of Interest" in this prospectus supplement,
                                 these shortfalls may be allocated (in the case
                                 of the class A-4FL certificates, through the
                                 class A-4FL REMIC II regular interest) to
                                 reduce the amount of accrued interest otherwise
                                 payable to the holders of the respective
                                 interest-bearing classes of the certificates
                                 (other than the class X certificates).

                                 On each distribution date, subject to available
                                 funds and the payment priorities described
                                 under "--Payments--General" above, you will be
                                 entitled to receive your proportionate share
                                 of: (a) all interest accrued with respect to
                                 your class of offered certificates during the
                                 related interest accrual period; plus (b) any
                                 interest that was payable with respect to your
                                 class of offered certificates (or, in the case
                                 of the class A-4FL certificates, to the extent
                                 not otherwise payable to the swap counterparty
                                 to make up prior shortfalls, that was payable
                                 with respect to the class A-4FL REMIC II
                                 regular interest) on all prior distribution
                                 dates, to the extent not previously paid; less
                                 (c) except in the case of the class X
                                 certificates, your class's (or, in the case of
                                 the class A-4FL certificates, the class A-4FL
                                 REMIC II regular interest's)

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                                      S-23

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                                 share of any shortfalls in interest collections
                                 due to prepayments on mortgage loans that are
                                 not offset by certain payments made by the
                                 master servicer.

                                 If, as described below under "--Payments of
                                 Principal", collections of principal are
                                 insufficient to make a full reimbursement for
                                 nonrecoverable advances, those amounts may be
                                 reimbursed from interest on the mortgage loans,
                                 thereby reducing the amount of interest
                                 otherwise distributable on the interest-bearing
                                 certificates on the related distribution date.

                                 See "Description of the Offered
                                 Certificates--Payments--Payments of Interest",
                                 "--Payments--Priority of Payments" and
                                 "--Calculation of Pass-Through Rates" in this
                                 prospectus supplement.

C. SWAP AGREEMENT.............   The assets of the trust will include an
                                 interest rate swap relating to the class A-4FL
                                 certificates. The initial notional amount of
                                 the swap agreement will be equal to the total
                                 initial principal balance of the class A-4FL
                                 certificates (and, correspondingly, of the
                                 class A-4FL REMIC II regular interest). The
                                 notional amount of the swap agreement for any
                                 distribution date will equal the total
                                 principal balance of the class A-4FL
                                 certificates (and, correspondingly, of the
                                 class A-4FL REMIC II regular interest)
                                 immediately prior to that distribution date.
                                 The maturity date of the swap agreement will be
                                 the earlier of the rated final distribution
                                 date for the class A-4FL certificates and the
                                 date on which the notional amount of the swap
                                 agreement is zero (including as a result of the
                                 termination of the trust fund). Under the swap
                                 agreement, the trust will generally be
                                 obligated to pay to the swap counterparty with
                                 respect to each distribution date, out of
                                 interest amounts paid or payable, as the case
                                 may be, with respect to the class A-4FL REMIC
                                 II regular interest, an amount equal to the sum
                                 of (i) any prepayment premiums or yield
                                 maintenance charges allocable to the class
                                 A-4FL REMIC II regular interest and (ii) 1/12th
                                 of the product of (A) the notional amount of
                                 the swap agreement for that distribution date
                                 and (B) __% per annum. The swap counterparty
                                 will generally be obligated to pay to the trust
                                 with respect to each distribution date an
                                 amount equal to the product of (i) the notional
                                 amount of the swap agreement for that
                                 distribution date, (ii) LIBOR plus __% per
                                 annum and (iii) a fraction, the numerator of
                                 which is the actual number of days elapsed
                                 during the interest accrual period with respect
                                 to the class A-4FL certificates for that
                                 distribution date, and the denominator of which
                                 is 360.

                                 If the pass-through rate on the class A-4FL
                                 REMIC II regular interest is reduced below ___%
                                 per annum or if there is an interest shortfall
                                 with respect to the class A-4FL REMIC II
                                 regular interest, then the amount payable by
                                 the trust to the swap

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                                      S-24

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                                 counterparty with respect to any distribution
                                 date will be reduced by an amount equal to the
                                 excess, if any, of (1) 1/12th of the product of
                                 (a) ___%, multiplied by (b) the notional amount
                                 of the swap agreement for that distribution
                                 date over (2) the lesser of (x) 1/12th of the
                                 product of (i) a weighted average coupon
                                 derived from the net interest rates of the
                                 mortgage loans, multiplied by (ii) the notional
                                 amount of the swap agreement for that
                                 distribution date and (y) the amount of
                                 interest distributions with respect to the
                                 class A-4FL REMIC II regular interest pursuant
                                 to the priority of distributions on that
                                 distribution date. As a result, the amount
                                 payable by the swap counterparty to the trust
                                 with respect to the subject distribution date
                                 will be reduced (to not less than zero) by the
                                 exact same amount as the reduction determined
                                 as described in the immediately preceding
                                 sentence.

                                 If the reduction in the amount payable by the
                                 trust to the swap counterparty with respect to
                                 any distribution date, which reduction is
                                 determined as described in the second to last
                                 sentence of the prior paragraph, exceeds the
                                 total amount payable by the swap counterparty
                                 to the trust without regard to that reduction,
                                 then the swap counterparty will in the future
                                 be entitled to be reimbursed by the trust to
                                 the extent that such reduction more than offset
                                 the payment from the swap counterparty;
                                 provided that any such reimbursement payment
                                 from the trust will, with respect to any future
                                 distribution date, generally be limited to the
                                 excess, if any, of (a) the amount of interest
                                 distributions with respect to the class A-4FL
                                 REMIC II regular interest with respect to that
                                 future distribution date, over (b) 1/12th of
                                 the product of (i) ___% per annum and (ii) the
                                 notional amount of the swap agreement for that
                                 distribution date.

                                 Payments by the trust to the swap counterparty,
                                 and by the swap counterparty to the trust, as
                                 described above in this "--The Swap Agreement"
                                 section will, in general, be made on a net
                                 basis, and any such amounts paid to or retained
                                 by the trust will be available to make payments
                                 to the class A-4FL certificateholders.

                                 See "Risk Factors--Risks Relating to the Swap
                                 Agreement" and "Description of the Swap
                                 Agreement" in this prospectus supplement.

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                                      S-25

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D. PAYMENTS OF PRINCIPAL......   The class X, R-I, R-II and Z certificates do
                                 not have principal balances and do not entitle
                                 their holders to payments of principal. Subject
                                 to available funds and the payment priorities
                                 described under "--Payments--General" above,
                                 however, the holders of each class of principal
                                 balance certificates will be entitled to
                                 receive a total amount of principal over time
                                 equal to the initial principal balance of their
                                 particular class. The trustee will be required
                                 to make payments of principal in a specified
                                 sequential order (in the case of the class
                                 A-4FL certificates, through the class A-4FL
                                 REMIC II regular interest) to ensure that--

                                 o    no payments of principal will be made to
                                      the holders of the class E, F, G, H, J, K,
                                      L, M, N, P or Q certificates until the
                                      total principal balance of the offered
                                      certificates is reduced to zero;

                                 o    no payments of principal will be made to
                                      the holders of the class AM, AJ, B, C or D
                                      certificates until, in the case of each of
                                      those classes, the total principal balance
                                      of all more senior classes of offered
                                      certificates is reduced to zero; and

                                 o    except as described below in the following
                                      two paragraphs, payments of principal will
                                      be made--

                                      (i)  to, first, the holders of the class
                                           A-1 and A-1D certificates, on a pro
                                           rata basis by balance, second, the
                                           holders of the class A-2
                                           certificates, third, the holders of
                                           the class A-3 certificates, fourth,
                                           the holders of the class A-4 and
                                           A-4FL certificates, on a pro rata
                                           basis by balance, fifth, the holders
                                           of the class A-SB certificates, and
                                           sixth, the holders of the class A-5
                                           certificates, in that order, in an
                                           amount equal to the funds allocated
                                           to principal with respect to mortgage
                                           loans in loan group 1 and, after the
                                           total principal balance of the class
                                           A-1A certificates has been reduced to
                                           zero, the funds allocated to
                                           principal with respect to mortgage
                                           loans in loan group 2, until the
                                           respective total principal balances
                                           of the class A-1, A-1D, A-2, A-3,
                                           A-4, A-4FL, A-SB and A-5
                                           certificates, in that order, are
                                           reduced to zero, and

                                      (ii) to the holders of the class A-1A
                                           certificates, in an amount equal to
                                           the funds allocated to principal with
                                           respect to mortgage loans in loan
                                           group 2 and, after the total
                                           principal balance of the class A-1,
                                           A-1D, A-2, A-3, A-4, A-4FL, A-SB and
                                           A-5 certificates has been reduced to
                                           zero, the funds allocated to
                                           principal with

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                                      S-26

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                                           respect to mortgage loans in loan
                                           group 1, until the total principal
                                           balance of the class A-1A
                                           certificates is reduced to zero.

                                 The discussion in the foregoing paragraph
                                 notwithstanding, and except as otherwise
                                 described in the following paragraph, on each
                                 distribution date the total principal balance
                                 of the class A-SB certificates must, subject to
                                 available funds, be paid down, if necessary, to
                                 the scheduled principal balance for that class
                                 for that distribution date that is set forth on
                                 Annex E to this prospectus supplement before
                                 any payments of principal are made with respect
                                 to the class A-1, A-1D, A-2, A-3, A-4 and/or
                                 A-4FL certificates.

                                 Because of losses on the mortgage loans and/or
                                 default-related or other unanticipated expenses
                                 of the trust, the total principal balance of
                                 the class AM, AJ, B, C, D, E, F, G, H, J, K, L,
                                 M, N, P and Q certificates could be reduced to
                                 zero at a time when the class A-1, A-1D, A-2,
                                 A-3, A-4, A-4FL, A-SB, A-5 and A-1A
                                 certificates remain outstanding. If the total
                                 principal balance of the class AM, AJ, B, C, D,
                                 E, F, G, H, J, K, L, M, N, P and Q certificates
                                 is reduced to zero at a time when the class
                                 A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5 and
                                 A-1A certificates, or any two or more of those
                                 classes, remain outstanding, any payments of
                                 principal will be distributed to the holders of
                                 the outstanding class A-1, A-1D, A-2, A-3, A-4,
                                 A-4FL, A-SB, A-5 and A-1A certificates, pro
                                 rata, rather than sequentially, in accordance
                                 with their respective principal balances.

                                 In the case of the class A-4FL certificates,
                                 any payments of principal will first be made
                                 with respect to the class A-4FL REMIC II
                                 regular interest, after which corresponding
                                 payments will be made to the class A-4FL
                                 certificateholders. All distributions of
                                 principal with respect to the class A-4FL REMIC
                                 II regular interest will be made to a
                                 segregated account or sub-account maintained by
                                 the trustee from which they will, in turn, be
                                 distributed to the holders of the class A-4FL
                                 certificates. The total principal balance of
                                 the class A-4FL certificates will equal the
                                 total principal balance of the class A-4FL
                                 REMIC II regular interest.

                                 The total payments of principal to be made on
                                 the certificates on any distribution date will
                                 generally be a function of--

                                 o    the amount of scheduled payments of
                                      principal due or, in some cases, deemed
                                      due on the mortgage loans during the
                                      related collection period, which payments
                                      are either received as of the end of that
                                      collection period or advanced by the
                                      master servicer, the trustee or the fiscal
                                      agent; and

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                                      S-27

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                                 o    the amount of any prepayments and other
                                      unscheduled collections of previously
                                      unadvanced principal with respect to the
                                      mortgage loans that are received during
                                      the related collection period.

                                 However, if the master servicer, the special
                                 servicer, the trustee or the fiscal agent
                                 reimburses itself out of general collections on
                                 the mortgage pool for any advance, together
                                 with any interest accrued on that advance, that
                                 it has determined is not recoverable out of
                                 collections on the related mortgage loan, then
                                 (subject to the discussions in the second and
                                 third following paragraphs) that advance,
                                 together with interest accrued on that advance,
                                 will be reimbursed first out of payments and
                                 other collections of principal on all the
                                 mortgage loans, thereby reducing the amount of
                                 principal otherwise distributable on the
                                 principal balance certificates on the related
                                 distribution date, prior to being reimbursed
                                 out of payments and other collections of
                                 interest on all the mortgage loans.

                                 Additionally, if any advance, together with
                                 interest accrued on that advance, with respect
                                 to a defaulted mortgage loan remains
                                 unreimbursed following the time that the
                                 mortgage loan is modified and returned to
                                 performing status, then (subject to the
                                 discussion in the following two paragraphs and
                                 even though that advance has not been deemed
                                 nonrecoverable from collections on the related
                                 mortgage loan) the master servicer, the special
                                 servicer, the trustee or the fiscal agent, as
                                 applicable, will be entitled to reimbursement
                                 for that advance, with interest, on a monthly
                                 basis, out of payments and other collections of
                                 principal on all the mortgage loans after the
                                 application of those principal payments and
                                 collections to reimburse any party for advances
                                 that are nonrecoverable on a loan-specific
                                 basis as described in the prior paragraph,
                                 thereby reducing the amount of principal
                                 otherwise distributable in respect of the
                                 principal balance certificates on the related
                                 distribution date.

                                 Reimbursements of the advances described in the
                                 prior two paragraphs will generally be made
                                 first from principal collections on the
                                 mortgage loans included in the loan group which
                                 includes the mortgage loan in respect of which
                                 the advance was made, and if those collections
                                 are insufficient to make a full reimbursement,
                                 then from principal collections on the mortgage
                                 loans in the other loan group. As a result,
                                 distributions of principal with respect to the
                                 class A-1, A-1D, A-2, A-3, A-4, A-SB, A-5 or
                                 A-1A certificates or the class A-4FL REMIC II
                                 regular interest may be reduced even if the
                                 advances being reimbursed were made in respect
                                 of mortgage loans included in the loan group
                                 that does not primarily relate to such class of
                                 certificates.

                                 If any advance described above is not
                                 reimbursed in whole on any distribution date
                                 due to insufficient principal collections and,

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                                      S-28

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                                 solely in the case of an advance that is
                                 nonrecoverable on a loan-specific basis,
                                 interest collections on the mortgage pool
                                 during the related collection period, then the
                                 portion of that advance which remains
                                 unreimbursed will be carried over, and continue
                                 to accrue interest, for reimbursement on the
                                 following distribution date.

                                 The payment of certain default-related or
                                 otherwise unanticipated expenses with respect
                                 to any mortgage loan may reduce the amounts
                                 allocable as principal of that mortgage loan
                                 and, accordingly, the principal distributions
                                 on the principal balance certificates.

                                 See "Description of the Offered
                                 Certificates--Payments--Payments of Principal",
                                 "--Payments--Priority of Payments" and
                                 "--Payments on the Class A-4FL Certificates" in
                                 this prospectus supplement.

E. PAYMENTS OF PREPAYMENT
   PREMIUMS AND YIELD
   MAINTENANCE CHARGES........   You may, in certain circumstances, also receive
                                 distributions of prepayment premiums and yield
                                 maintenance charges collected on the mortgage
                                 loans. Any distributions of those amounts would
                                 be in addition to the distributions of
                                 principal and interest described above.

                                 If any prepayment premium or yield maintenance
                                 charge is collected on any of the mortgage
                                 loans, then the trustee will pay that amount in
                                 the proportions described under "Description of
                                 the Offered Certificates--Payments--Payments of
                                 Prepayment Premiums and Yield Maintenance
                                 Charges" in this prospectus supplement, to--

                                 o    the holders of any of the class A-1, A-1D,
                                      A-2, A-3, A-4, A-4FL, A-SB, A-5, A-1A, AM,
                                      AJ, B, C, D, E, F, G and/or H certificates
                                      that are then entitled to receive (in the
                                      case of the holders of the class A-4FL
                                      certificates, through the class A-4FL
                                      REMIC II regular interest) payments of
                                      principal with respect to the loan group
                                      that includes the prepaid mortgage loan;

                                 o    the swap counterparty; and/or

                                 o    the holders of the class X certificates;

                                 provided that payments of prepayment premiums
                                 and yield maintenance charges to holders of the
                                 class A-4FL certificates will be based on the
                                 portion of those items allocable to the class
                                 A-4FL REMIC II regular interest; and provided,
                                 further, that, for so long as the swap
                                 agreement is in effect and there is no
                                 continuing payment default thereunder, all
                                 prepayment premiums and yield maintenance
                                 charges allocable to the class A-4FL REMIC II
                                 regular interest will be payable to the swap
                                 counterparty.

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                                      S-29

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                                 All prepayment premiums and yield maintenance
                                 charges payable as described above will be
                                 reduced, with respect to specially serviced
                                 mortgage loans, by an amount equal to certain
                                 expenses of the trust fund and losses realized
                                 in respect of the mortgage loans previously
                                 allocated to any class of certificates.

                                 See "Description of the Offered
                                 Certificates--Payments--Payments of Prepayment
                                 Premiums and Yield Maintenance Charges" in this
                                 prospectus supplement.

F. ALLOCATION OF ADDITIONAL
   INTEREST...................   On each distribution date, any additional
                                 interest collected during the related
                                 collection period on a mortgage loan with an
                                 anticipated repayment date will be distributed
                                 to the holders of the class Z certificates. See
                                 "Description of the Offered
                                 Certificates--Payments--Payments of Additional
                                 Interest" in this prospectus supplement.

EFFECT OF LOSSES ON THE
MORTGAGE LOANS AND OTHER
UNANTICIPATED EXPENSES........   Because of losses on the mortgage loans,
                                 reimbursements of advances determined to be
                                 nonrecoverable on a loan-specific basis and
                                 interest on such advances and/or
                                 default-related and other unanticipated
                                 expenses of the trust, the total principal
                                 balance of the mortgage pool, less any related
                                 outstanding advances of principal, may fall
                                 below the total principal balance of the
                                 principal balance certificates. For purposes of
                                 this determination only, effect will not be
                                 given to any reductions of the principal
                                 balance of any mortgage loan for payments of
                                 principal collected on the mortgage loans that
                                 were used to reimburse any advances outstanding
                                 after a workout of another mortgage loan to the
                                 extent those advances are not otherwise
                                 determined to be nonrecoverable on a
                                 loan-specific basis. If and to the extent that
                                 those losses, reimbursements and expenses cause
                                 the total principal balance of the mortgage
                                 pool, less any related outstanding advances of
                                 principal, to be less than the total principal
                                 balance of the principal balance certificates
                                 following the payments made on the certificates
                                 on any distribution date, the total principal
                                 balances of the following classes of principal
                                 balance certificates (or, in the case of the
                                 reference to "A-4FL" below, the class A-4FL
                                 REMIC II regular interest) will be successively
                                 reduced in the following order, until the
                                 deficit is eliminated:

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                                      S-30

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                                 REDUCTION ORDER            CLASS
                                 ---------------   -------------------------
                                         1                    Q
                                         2                    P
                                         3                    N
                                         4                    M
                                         5                    L
                                         6                    K
                                         7                    J
                                         8                    H
                                         9                    G
                                        10                    F
                                        11                    E
                                        12                    D
                                        13                    C
                                        14                    B
                                        15                   AJ
                                        16                   AM
                                        17         A-1, A-1D, A-2, A-3, A-4,
                                                   A-4FL, A-SB, A-5 and A-1A

                                 Any reduction to the total principal balances
                                 of the class A-1, A-1D, A-2, A-3, A-4, A-SB,
                                 A-5 and A-1A certificates and the class A-4FL
                                 REMIC II regular interest will be made on a
                                 pari passu and pro rata basis in accordance
                                 with the relative sizes of those principal
                                 balances, without regard to loan groups.

                                 Although losses on the mortgage loans,
                                 extraordinary expenses and available funds
                                 shortfalls will not be directly allocated to
                                 the class A-4FL certificates, such losses and
                                 shortfalls may be allocated to the class A-4FL
                                 REMIC II regular interest in reduction of the
                                 total principal balance of the class A-4FL
                                 REMIC II regular interest and the amount of its
                                 interest entitlement, respectively. Any
                                 decrease in the total principal balance of the
                                 class A-4FL REMIC II regular interest will
                                 result in a corresponding decrease in the total
                                 principal balance of the class A-4FL
                                 certificates, and any interest shortfalls
                                 suffered by the class A-4FL REMIC II regular
                                 interest (for whatever reason) will reduce the
                                 amount of interest distributed on the class
                                 A-4FL certificates to the extent described in
                                 this prospectus supplement.

                                 See "Description of the Offered
                                 Certificates--Reductions to Certificate
                                 Principal Balances in Connection with Realized
                                 Losses and Additional Trust Fund Expenses" in
                                 this prospectus supplement.

ADVANCES OF DELINQUENT MONTHLY
DEBT SERVICE PAYMENTS.........   Except as described below, the master servicer
                                 will be required to make advances of principal
                                 and/or interest due on the mortgage loans with
                                 respect to any delinquent monthly payments,
                                 other than balloon payments. In addition, the
                                 trustee

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                                      S-31

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                                 or the fiscal agent must make any of those
                                 advances that the master servicer is required
                                 to but fails to make. As described under
                                 "Description of the Offered
                                 Certificates--Advances of Delinquent Monthly
                                 Debt Service Payments and Reimbursement of
                                 Advances" in this prospectus supplement, any
                                 party that makes an advance will be entitled to
                                 be reimbursed for the advance, together with
                                 interest at the prime rate, as described in
                                 that section of this prospectus supplement.

                                 Notwithstanding the foregoing, none of the
                                 master servicer, the trustee or the fiscal
                                 agent will be required to make any advance that
                                 it determines, in its reasonable judgment, will
                                 not be recoverable (together with interest
                                 accrued on that advance) from proceeds of the
                                 related mortgage loan. The trustee and the
                                 fiscal agent will be entitled to rely on any
                                 determination of non-recoverability made by the
                                 master servicer. The special servicer may also
                                 determine that any interest and/or principal
                                 advance made or proposed to be made by the
                                 master servicer, the trustee or the fiscal
                                 agent is not or will not be, as applicable,
                                 recoverable, together with interest accrued on
                                 that advance, from proceeds of the mortgage
                                 loan to which that advance relates, and the
                                 master servicer, the trustee and the fiscal
                                 agent will be entitled to rely on any
                                 determination of nonrecoverability made by the
                                 special servicer and will be required to act in
                                 accordance with that determination.

                                 In addition, if any of the adverse events or
                                 circumstances that we refer to under "Servicing
                                 of the Mortgage Loans--Required Appraisals" in,
                                 and describe in the glossary to, this
                                 prospectus supplement occur or exist with
                                 respect to any mortgage loan or the mortgaged
                                 real property for that mortgage loan, the
                                 special servicer will be obligated to obtain a
                                 new appraisal or, at the special servicer's
                                 option in cases involving mortgage loans with
                                 relatively small principal balances, conduct a
                                 valuation of that property. If, based on that
                                 appraisal or other valuation, it is determined
                                 that:

                                 o    the sum of the principal balance of the
                                      subject mortgage loan plus other
                                      delinquent amounts due under the subject
                                      mortgage loan exceeds

                                 o    an amount generally equal to:

                                      1.   90% of the new estimated value of the
                                           related mortgaged real property,
                                           which value may be reduced by the
                                           special servicer based on its review
                                           of the related appraisal and other
                                           relevant information; plus

                                      2.   certain other amounts,

                                 then the amount otherwise required to be
                                 advanced with respect to interest on that
                                 mortgage loan will be reduced in the same

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                                      S-32

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                                 proportion that the excess, sometimes referred
                                 to as an appraisal reduction amount, bears to
                                 the principal balance of the mortgage loan,
                                 which will be deemed to be reduced by any
                                 outstanding advances of principal in respect of
                                 that mortgage loan. In the event advances of
                                 interest are so reduced, funds available to
                                 make payments on the certificates then
                                 outstanding will be reduced. Due to the
                                 payments priorities, any reduction will first
                                 reduce the funds available to pay interest on
                                 the most subordinate interest-bearing class of
                                 certificates (or, in the case of the class
                                 A-4FL certificates, on the class A-4FL REMIC II
                                 regular interest) outstanding.

                                 The calculation of any appraisal reduction
                                 amount in respect of the Glendale Galleria
                                 trust mortgage loan will take into account the
                                 related non-trust mortgage loans. The special
                                 servicer will determine whether an appraisal
                                 reduction amount exists with respect to the
                                 entire loan combination based on a calculation
                                 that generally treats the Glendale Galleria
                                 loan combination as if it were a single
                                 mortgage loan. Any resulting appraisal
                                 reduction amount with respect to the Glendale
                                 Galleria loan combination will be allocated,
                                 first to the Glendale Galleria subordinate
                                 non-trust loans (up to the amount of the
                                 outstanding principal balance of those
                                 subordinate non-trust loans), and then to the
                                 Glendale Galleria trust mortgage loan and the
                                 Glendale Galleria pari passu non-trust mortgage
                                 loan, on a pro rata (by principal balance) and
                                 pari passu basis. The amount of advances of
                                 interest on the Glendale Galleria trust
                                 mortgage loan will reflect any appraisal
                                 reduction amount allocable to that mortgage
                                 loan.

                                 See "Description of the Offered
                                 Certificates--Advances of Delinquent Monthly
                                 Debt Service Payments and Reimbursement of
                                 Advances" and "Servicing of the Mortgage
                                 Loans--Required Appraisals" in this prospectus
                                 supplement. See also "Description of the
                                 Certificates--Advances" in the accompanying
                                 prospectus.

REPORTS TO
CERTIFICATEHOLDERS............   On each distribution date, the trustee will
                                 make available on its internet website,
                                 initially located at www.etrustee.net, or
                                 provide on request, to the registered holders
                                 of the offered certificates, a monthly report
                                 substantially in the form of Annex D to this
                                 prospectus supplement. The trustee's report
                                 will detail, among other things, the
                                 distributions made to the certificateholders on
                                 that distribution date and the performance of
                                 the mortgage loans and the mortgaged real
                                 properties.

                                 You may also review on the trustee's website
                                 or, upon reasonable prior notice, at the
                                 trustee's offices during normal business hours,
                                 a variety of information and documents that
                                 pertain to the mortgage loans and the mortgaged
                                 real properties for those loans.

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                                      S-33

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                                 See "Description of the Offered
                                 Certificates--Reports to Certificateholders;
                                 Available Information" in this prospectus
                                 supplement.

OPTIONAL AND OTHER
TERMINATION...................   Specified parties to the transaction may
                                 purchase all of the mortgage loans and any
                                 foreclosure properties remaining in the trust
                                 fund, and thereby terminate the trust, when the
                                 aggregate principal balance of the mortgage
                                 loans, less any outstanding advances of
                                 principal, is less than approximately 1.0% of
                                 the initial mortgage pool balance.

                                 In addition, if, following the date on which
                                 the total principal balances of the class A-1,
                                 A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5, A-1A,
                                 AM, AJ, B, C and D certificates are reduced to
                                 zero, all of the remaining certificates (but
                                 excluding the class Z, R-I and R-II
                                 certificates), are held by the same
                                 certificateholder, the trust fund may also be
                                 terminated, subject to such additional
                                 conditions as may be set forth in the pooling
                                 and servicing agreement, in connection with an
                                 exchange of all the remaining certificates
                                 (other than the class Z, R-I and R-II
                                 certificates) for all the mortgage loans and
                                 any foreclosure properties remaining in the
                                 trust fund at the time of exchange.

                                 See "Description of the Offered
                                 Certificates--Termination" in this prospectus
                                 supplement.

              THE MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

GENERAL.......................   In this section, we provide summary information
                                 with respect to the mortgage loans that we
                                 intend to include in the trust fund. For more
                                 detailed information regarding those mortgage
                                 loans, you should review the following sections
                                 in this prospectus supplement:

                                 o    "Description of the Mortgage Pool";

                                 o    "Risk Factors--Risks Related to the
                                      Mortgage Loans";

                                 o    Annex A-1--Certain Characteristics of the
                                      Mortgage Loans;

                                 o    Annex A-2--Certain Statistical Information
                                      Regarding the Mortgage Loans;

                                 o    Annex B--Certain Characteristics Regarding
                                      Multi- family Properties; and

                                 o    Annex C--Structural and Collateral Term
                                      Sheet (which contains a description of the
                                      ten largest mortgage loans or groups of
                                      cross-collateralized mortgage loans).

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                                      S-34

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                                 When reviewing the information that we have
                                 included in this prospectus supplement with
                                 respect to the mortgage loans that are to be
                                 included in the trust fund, please note that--

                                 o    all numerical information provided with
                                      respect to the mortgage loans is provided
                                      on an approximate basis;

                                 o    all cut-off date principal balances assume
                                      the timely receipt of the scheduled
                                      payments for each mortgage loan and that
                                      no prepayments occur prior to the cut-off
                                      date;

                                 o    all weighted average information provided
                                      with respect to the mortgage loans
                                      reflects a weighting of the subject
                                      mortgage loans based on their respective
                                      cut-off date principal balances; the
                                      initial mortgage pool balance will equal
                                      the total cut-off date principal balance
                                      of the entire mortgage pool, and the
                                      initial loan group 1 balance and the
                                      initial loan group 2 balance will each
                                      equal the total cut-off date principal
                                      balance of the mortgage loans in the
                                      subject loan group; we show the cut-off
                                      date principal balance for each of the
                                      mortgage loans on Annex A-1 to this
                                      prospectus supplement;

                                 o    when information with respect to the
                                      mortgage loans is expressed as a
                                      percentage of the initial mortgage pool
                                      balance, the percentages are based upon
                                      the cut-off date principal balances of the
                                      subject mortgage loans;

                                 o    when information with respect to the
                                      mortgaged real properties is expressed as
                                      a percentage of the initial mortgage pool
                                      balance, the percentages are based upon
                                      the cut-off date principal balances of the
                                      related mortgage loans;

                                 o    if any mortgage loan is secured by
                                      multiple mortgaged real properties, the
                                      related cut-off date principal balance has
                                      been allocated among the individual
                                      properties based on any of (i) an
                                      individual property's appraised value as a
                                      percentage of the total appraised value of
                                      all the related mortgaged real properties,
                                      including the subject individual property,
                                      securing that mortgage loan, (ii) an
                                      individual property's underwritten net
                                      operating income as a percentage of the
                                      total underwritten net operating income of
                                      all the related mortgaged real properties,
                                      including the subject individual property,
                                      securing that mortgage loan and (iii) an
                                      allocated loan balance specified in the
                                      related loan documents;

                                 o    unless specifically indicated otherwise
                                      (for example, with respect to
                                      loan-to-value and debt service coverage
                                      ratios and cut-off date balances per unit
                                      of mortgaged real property, in which
                                      cases, the Glendale pari passu

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                                      S-35

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                                      non-trust loan is taken into account),
                                      statistical information presented in this
                                      prospectus supplement with respect to the
                                      Glendale pari passu trust mortgage loan
                                      excludes the related non-trust loans;

                                 o    unless specifically indicated otherwise,
                                      statistical information presented in this
                                      prospectus supplement with respect to any
                                      mortgage loan in the trust that is part of
                                      an A/B loan combination excludes the
                                      related subordinate non-trust loans;

                                 o    statistical information regarding the
                                      mortgage loans may change prior to the
                                      date of initial issuance of the offered
                                      certificates due to changes in the
                                      composition of the mortgage pool prior to
                                      that date, which may result in the initial
                                      mortgage pool balance being as much as 5%
                                      larger or smaller than indicated;

                                 o    the sum of numbers presented in any column
                                      within a table may not equal the indicated
                                      total due to rounding; and

                                 o    when a mortgage loan is identified by loan
                                      number, we are referring to the loan
                                      number indicated for that mortgage loan on
                                      Annex A-1 to this prospectus supplement.

SOURCE OF THE MORTGAGE
LOANS.........................   We are not the originator of the mortgage loans
                                 that we intend to include in the trust. We will
                                 acquire the mortgage loans from four separate
                                 parties. Each of those mortgage loans was
                                 originated by--

                                 o    the related mortgage loan seller from whom
                                      we acquired the mortgage loan; or

                                 o    an affiliate of the related mortgage loan
                                      seller.

PAYMENT AND OTHER TERMS.......   Each of the mortgage loans is the obligation of
                                 a borrower to repay a specified sum with
                                 interest. Each of the mortgage loans is secured
                                 by a first mortgage lien on the fee or
                                 leasehold interest of the related borrower or
                                 another party in one or more commercial,
                                 multifamily or manufactured housing community
                                 real properties. Each mortgage lien will be
                                 subject to the limited permitted encumbrances
                                 that we describe in the glossary to this
                                 prospectus supplement.

                                 All of the mortgage loans are or should be
                                 considered nonrecourse. None of the mortgage
                                 loans is insured or guaranteed by any
                                 governmental agency or instrumentality, by any
                                 private mortgage insurer, by any mortgage loan
                                 seller or by any of the parties to the pooling
                                 and servicing agreement.

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                                      S-36

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                                 Each of the mortgage loans currently accrues
                                 interest at the annual rate specified with
                                 respect to that loan on Annex A-1 to this
                                 prospectus supplement. Except as otherwise
                                 described below with respect to mortgage loans
                                 that have anticipated repayment dates, the
                                 mortgage interest rate for each mortgage loan
                                 is, in the absence of default, fixed for the
                                 entire term of the mortgage loan.

A. Partial Interest-Only
   Balloon Loans..............   Sixty-six (66) of the mortgage loans,
                                 representing approximately 39.1% of the initial
                                 mortgage pool balance (61 mortgage loans in
                                 loan group 1, representing approximately 40.0%
                                 of the initial loan group 1 balance, and five
                                 (5) mortgage loans in loan group 2,
                                 representing approximately 20.3% of the initial
                                 loan group 2 balance), require:

                                 o    the payment of interest only on each due
                                      date until the expiration of a designated
                                      period;

                                 o    the amortization of principal following
                                      the expiration of that interest-only
                                      period based on an amortization schedule
                                      that is significantly longer than its
                                      remaining term to stated maturity; and

                                 o    a substantial payment of principal on its
                                      maturity date.

B. Interest-Only Balloon
   Loans......................   Twelve (12) of the mortgage loans, representing
                                 approximately 19.6% of the initial mortgage
                                 pool balance (nine (9) mortgage loans in loan
                                 group 1, representing approximately 18.4% of
                                 the initial loan group 1 balance, and three (3)
                                 mortgage loans in loan group 2, representing
                                 approximately 43.8% of the initial loan group 2
                                 balance), require the payment of interest only
                                 for the entire term of the mortgage loan and
                                 the payment of all principal on the maturity
                                 date.

                                 One (1) of the 12 mortgage loans referred to
                                 above (loan number 41) secured by the mortgaged
                                 real property identified on Annex A-1 to this
                                 prospectus supplement as Branbury Apartments,
                                 representing approximately 0.7% of the initial
                                 mortgage pool balance and approximately 14.2%
                                 of the initial loan group 2 balance, requires
                                 interest-only payments for a specified period
                                 but provides the related borrower the option of
                                 extending the interest-only payments for the
                                 entire term of the mortgage loan if a new
                                 appraisal of the mortgaged real property
                                 reflects a specified loan-to-value ratio and a
                                 specified debt service coverage ratio is
                                 achieved.

C. Amortizing Balloon Loans...   Seventy-nine (79) of the mortgage loans,
                                 representing approximately 35.6% of the initial
                                 mortgage pool balance (74 mortgage loans in
                                 loan group 1, representing approximately 35.6%
                                 of the initial loan group 1 balance, and five
                                 (5) mortgage loans in loan group 2,
                                 representing approximately 36.0% of the initial
                                 loan group 2 balance), provide for:

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                                      S-37

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                                 o    an amortization schedule that is
                                      significantly longer than its remaining
                                      term to stated maturity; and

                                 o    a substantial payment of principal on its
                                      maturity date.

                                 These 79 balloon loans do not include any of
                                 the mortgage loans described under "--Partial
                                 Interest-Only Balloon Loans" or
                                 "--Interest-Only Balloon Loans" above.

D. ARD Loans..................   Eleven (11) of the mortgage loans, representing
                                 approximately 5.5% of the initial mortgage pool
                                 balance and approximately 5.8% of the initial
                                 loan group 1 balance, which are commonly
                                 referred to as hyper-amortization loans or ARD
                                 loans, each provide for material changes to
                                 their terms to encourage the borrower to pay
                                 the mortgage loan in full by a specified date.
                                 We consider that date to be the anticipated
                                 repayment date for each of those ARD loans.
                                 There can be no assurance, however, that these
                                 incentives will result in any of these mortgage
                                 loans being paid in full on or before its
                                 anticipated repayment date. The changes to the
                                 loan terms, which, in each case, will become
                                 effective as of the related anticipated
                                 repayment date, include:

                                 o    accrual of interest at a rate in excess of
                                      the initial mortgage interest rate with
                                      the additional interest to be deferred and
                                      payable only after the outstanding
                                      principal balance of the subject mortgage
                                      loan is paid in full; and

                                 o    applying excess cash flow from the
                                      mortgaged real property to pay down the
                                      principal amount of the subject mortgage
                                      loan, which payment of principal will be
                                      in addition to the principal portion of
                                      the normal monthly debt service payment.

                                 Three (3) of the above-identified 11 ARD loans,
                                 representing approximately 3.5% of the initial
                                 mortgage pool balance and approximately 3.6% of
                                 the initial loan group 1 balance, require

                                 o    the payment of interest only until the
                                      expiration of a designated period; and

                                 o    the amortization of principal following
                                      the expiration of that interest-only
                                      period.

E. Fully Amortizing Loans.....   One (1) mortgage loan, representing
                                 approximately 0.2% of the initial mortgage pool
                                 balance and approximately 0.2% of the initial
                                 loan group 1 balance, has a payment schedule
                                 that provides for the payment of principal of
                                 such mortgage loan substantially in full by its
                                 maturity dates.

LOAN COMBINATIONS.............   Three (3) mortgage loans are, in each case,
                                 part of a loan combination comprised of two (2)
                                 or more mortgage loans that are obligations of
                                 the same borrower, only one of which will be
                                 included in the trust fund. The remaining
                                 mortgage loan(s) in a

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                                      S-38

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                                 loan combination will not be included in the
                                 trust fund, provided that all of the mortgage
                                 loans in the subject loan combination are
                                 together secured by the same mortgage
                                 instrument(s) encumbering the same mortgaged
                                 real property or properties. A non-trust
                                 mortgage loan may be subordinate or pari passu
                                 in right of payment with the underlying
                                 mortgage loan in the same loan combination. All
                                 of the mortgage loans comprising a given loan
                                 combination are cross-defaulted, but none of
                                 the loan combinations is cross-collateralized
                                 or cross-defaulted with any other loan
                                 combination.

                                 The following underlying mortgage loans are
                                 each part of a loan combination:

-----------------------------------------------------------------------------------------------------------
                                                          ORIGINAL            ORIGINAL        U/W NCF DSCR
                                                          PRINCIPAL           PRINCIPAL        AND CUT-OFF
                                                         BALANCE OF          BALANCE OF           DATE
MORTGAGED PROPERTY NAME                                    RELATED             RELATED        LOAN-TO-VALUE
(AS IDENTIFIED ON ANNEX   CUT-OFF DATE   % OF INITIAL    PARI PASSU          SUBORDINATE        OF ENTIRE
 A-1 TO THIS PROSPECTUS     PRINCIPAL      MORTGAGE       NON-TRUST           NON-TRUST           LOAN
      SUPPLEMENT)            BALANCE     POOL BALANCE      LOAN(S)             LOAN(S)         COMBINATION
-----------------------------------------------------------------------------------------------------------

1. Glendale Galleria      $153,624,512       5.0%       $126,000,000   $40,000,000 (B Note)
                                                                       $50,000,000 (C Note)        1.38x
                                                                                                   58.6%
-----------------------------------------------------------------------------------------------------------
2. The Shoppes at         $ 14,025,000       0.5%       N/A            $875,000(B Note)            1.09x
      Plantation                                                                                   84.4%
-----------------------------------------------------------------------------------------------------------
3. Columbia IV            $  5,325,000       0.2%       N/A            $335,000 (B Note)           1.07x
      Shopping Center                                                                              84.5%
-----------------------------------------------------------------------------------------------------------

                                 See "Description of the Mortgage Pool--The Loan
                                 Combinations" in this prospectus supplement for
                                 a more detailed description, with respect to
                                 each loan combination, of the related co-lender
                                 arrangement and the priority of payments among
                                 the mortgage loans comprising such loan
                                 combination. Also see "Description of the
                                 Mortgage Pool--Additional Loan and Property
                                 Information--Additional and Other Financing" in
                                 this prospectus supplement.

DELINQUENCY STATUS............   None of the mortgage loans was 30 days or more
                                 delinquent with respect to any monthly debt
                                 service payment as of its cut-off date or at
                                 any time during the 12-month period preceding
                                 that date.

PREPAYMENT LOCK-OUT PERIODS...   Except as described under "Description of the
                                 Mortgage Pool--Terms And Conditions of the
                                 Mortgage Loans--Prepayment Lock-out Periods" in
                                 this prospectus supplement with respect to four
                                 (4) mortgage loans (loan numbers 2, 5, 65 and
                                 134), all of the mortgage loans restrict
                                 prepayment for a particular period commonly
                                 referred to as a lock-out period and, in most
                                 cases (see "--Defeasance" below), a period
                                 during which the subject mortgage loan may be
                                 defeased but not prepaid. The weighted average
                                 remaining lock-out period and defeasance period
                                 of the mortgage loans is approximately 99
                                 payment periods.

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                                      S-39

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DEFEASANCE....................   One hundred fifty-nine (159) of the mortgage
                                 loans, representing approximately 94.3% of the
                                 initial mortgage pool balance (146 mortgage
                                 loans in loan group 1, representing
                                 approximately 94.1% of the initial loan group 1
                                 balance, and 13 mortgage loans in loan group 2,
                                 representing approximately 100.0% of the
                                 initial loan group 2 balance), permit the
                                 related borrower, under certain conditions, to
                                 obtain a full or, in certain cases, a partial
                                 release of the mortgaged real property from the
                                 mortgage lien by delivering U.S. Treasury
                                 obligations or other non-callable government
                                 securities as substitute collateral. None of
                                 these mortgage loans permits defeasance prior
                                 to the second anniversary of the date of
                                 initial issuance of the certificates. The
                                 payments on the defeasance collateral are
                                 required to be at least equal to an amount
                                 sufficient to make, when due, all debt service
                                 payments on the defeased mortgage loan or
                                 allocated to the related mortgaged real
                                 property, including any balloon payment.

PREPAYMENT CONSIDERATION......   Seventeen (17) of the mortgage loans,
                                 representing approximately 16.0% of the initial
                                 mortgage pool balance and approximately 16.8%
                                 of the initial loan group 1 balance, provide
                                 for the payment of prepayment consideration in
                                 connection with a voluntary prepayment during
                                 part of the loan term and, in all but four (4)
                                 cases (loan numbers 2, 5, 65 and 134),
                                 following an initial prepayment lock-out
                                 period. In the case of four (4) of the 17
                                 mortgage loans (loan numbers 22, 25, 57 and
                                 69), representing approximately 2.6% of the
                                 initial mortgage pool balance (four (4)
                                 mortgage loans in loan group 1, representing
                                 approximately 2.8% of the initial loan group 1
                                 balance, the related mortgage loan documents
                                 provide for the payment of prepayment
                                 consideration in connection with a voluntary
                                 prepayment during part of the loan term unless
                                 defeasance would be cheaper (for example in a
                                 case where prevailing interest rates are higher
                                 than the interest rate of the related mortgage
                                 loan), in which case the related borrower is
                                 required to defease the related mortgage loan.
                                 In the case of two (2) mortgage loans (loan
                                 numbers 10 and 53), the borrower may either
                                 prepay or defease the related mortgage loan
                                 following the initial prepayment lock-out
                                 period. See "Description of the Mortgage
                                 Pool--Terms and Conditions of the Mortgage
                                 Loans--Prepayment Consideration" in this
                                 prospectus supplement.

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                                      S-40

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ADDITIONAL STATISTICAL
INFORMATION...................   The mortgage pool will have the following
                                 general characteristics as of the cut-off date:

                                                                 MORTGAGE POOL    LOAN GROUP 1    LOAN GROUP 2
                                                                --------------   --------------   ------------

Initial mortgage pool balance                                   $3,073,738,028   $2,932,799,943   $140,938,085
Number of mortgage loans                                                   169              156             13
Number of mortgaged real properties                                        299              286             13
Percentage of investment-grade, shadow rated loans
   (mortgage loan nos. 3, 5, 21 and 40)(1)                                 9.9%            10.4%           0.0%

Average cut-off date principal balance                          $   18,187,799   $   18,800,000   $ 10,841,391
Largest cut-off date principal balance                          $  208,000,000   $  208,000,000   $ 35,000,000
Smallest cut-off date principal balance                         $      299,242   $      299,242   $  2,125,000

Weighted average mortgage interest rate                                 5.2788%          5.2800%        5.2540%
Highest mortgage interest rate                                          6.5770%          6.5770%        5.8750%
Lowest mortgage interest rate                                           4.6250%          4.6250%        5.0000%
Number of cross-collateralized loan groups                                   4                4              0
Cross-collateralized loan groups as a percentage of initial
   mortgage pool                                                          13.0%            13.6%           0.0%
Number of multi-property mortgage loans                                     18               18              0
Multi-property mortgage loans as a percentage of initial
   mortgage pool balance                                                  32.3%            33.8%           0.0%

Weighted average underwritten debt service coverage ratio(2)              1.63x            1.64x          1.47x
Highest underwritten debt service coverage ratio                          6.16x            6.16x          2.05x
Lowest underwritten debt service coverage ratio                           1.08x            1.08x          1.20x

Weighted average cut-off date loan-to-value ratio(2)                      69.2%            68.9%          75.2%
Highest cut-off date loan-to-value ratio                                  80.0%            80.0%          80.0%
Lowest cut-off date loan-to-value ratio                                   19.3%            19.3%          57.2%

Weighted average original term to maturity or anticipated
   repayment date (months)                                                 110              110            120
Longest original term to maturity or anticipated repayment
   date (months)                                                           185              185            120
Shortest original term to maturity or anticipated repayment
   date (months)                                                            44               44            120

Weighted average remaining term to maturity or anticipated
   repayment date (months)                                                 108              107            118
Longest remaining term to maturity or anticipated repayment
   date (months)                                                           181              181            120
Shortest remaining term to maturity or anticipated repayment
   date (months)                                                            43               43            116

----------
(1)  It has been confirmed to us by Moody's and S&P, in accordance with their respective methodologies, that loan numbers 3, 5, 21 and 40 have credit characteristics consistent with investment-grade rated obligations.

(2)  In the case of two (2) mortgage loans (loan numbers 77 and 147), the debt service coverage ratio was calculated assuming the application of a holdback amount and/or a letter of credit in reduction of the respective cut-off date principal balances of each of those two (2) mortgage loans and, in each case, assuming a revised debt service payment. In the case of three (3) mortgage loans (loan numbers 4, 71 and 164), the loan-to-value ratios and debt service coverage ratios were calculated taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. In addition, in the case of seven (7) mortgage loans (loan numbers 28, 34, 47, 67, 75, 79 and 85), the loan-to-value ratios were calculated taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis.

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                                      S-41

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     Further, in the case of two (2) mortgage loans (loan numbers 33 and 45), the debt service coverage ratios were calculated taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. See Annex A-1 to this prospectus supplement for more information regarding the debt service coverage ratios and loan-to-value ratios on the mortgage loans discussed above.

PROPERTY TYPE.................   The table below shows the number of and the
                                 total cut-off date principal balance and
                                 percentages of the initial mortgage pool
                                 balance, the loan group 1 balance and the loan
                                 group 2 balance, secured by mortgaged real
                                 properties operated primarily for each
                                 indicated purpose:

                                    NUMBER OF        TOTAL       % OF INITIAL
                                    MORTGAGED    CUT-OFF DATE      MORTGAGE     % OF INITIAL   % OF INITIAL
                                      REAL         PRINCIPAL         POOL       LOAN GROUP 1   LOAN GROUP 2
        PROPERTY TYPES             PROPERTIES     BALANCE(1)      BALANCE(1)     BALANCE(1)     BALANCE(1)
--------------------------------   ----------   --------------   ------------   ------------   ------------

Retail                                 103      $1,333,053,838       43.4%          45.5%           0.0%
   Retail-Anchored(2)                   64       1,037,034,312       33.7           35.4            0.0
   Retail-Unanchored                    18         132,195,346        4.3            4.5            0.0
   Retail-Shadow-Anchored(3)            14         122,067,145        4.0            4.2            0.0
   Retail-Single Tenant                  7          41,757,034        1.4            1.4            0.0
Office(4)                               49         748,148,551       24.3           25.5            0.0
Hospitality                             41         308,686,892       10.0           10.5            0.0
Multifamily                             21         243,733,673        7.9            3.5          100.0
Industrial                              13         152,257,517        5.0            5.2            0.0
Other(5)                                 1         100,000,000        3.3            3.4            0.0
Self Storage                            62          99,072,814        3.2            3.4            0.0
Mixed Use(6)                             8          73,784,743        2.4            2.5            0.0
Manufactured Housing Communities         1          15,000,000        0.5            0.5            0.0
                                       ---      --------------      -----          -----          -----
TOTAL                                  299      $3,073,738,028      100.0%         100.0%         100.0%

----------
(1)  For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii)
     an allocated loan balance specified in the related loan documents.

(2)  In the case of three (3) mortgage loans (loan numbers 4, 35 and 97), a material portion of the related mortgaged real property is a movie theater.

(3)  A mortgaged real property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(4)  In the case of nine (9) mortgage loans (loan numbers 34, 37, 62, 79, 86,
     109, 138, 150 and 153), the related mortgaged real property is a medical office.

(5)  The subject mortgaged real property, which secures loan number 5, is a furniture mart.

(6)  The mortgaged real properties (five (5) of which are office/retail, two (2)
     of which are office/retail/multifamily and one (1) of which is office/self storage) secure loan numbers 19, 29, 42, 59, 90 and 119.

--------------------------------------------------------------------------------

                                      S-42

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PROPERTY LOCATION.............   The mortgaged real properties are located in 42
                                 states. The following table sets forth the
                                 indicated information regarding those states
                                 where 5% or more of mortgaged real properties,
                                 based on allocated loan balance, are located.

                          NUMBER OF       TOTAL
                          MORTGAGED    CUT-OFF DATE      % OF INITIAL    % OF INITIAL   % OF INITIAL
                            REAL        PRINCIPAL          MORTGAGE      LOAN GROUP 1   LOAN GROUP 2
        STATE            PROPERTIES     BALANCE(1)     POOL BALANCE(1)    BALANCE(1)     BALANCE(1)
----------------------   ----------   --------------   ---------------   ------------   ------------

California                    53      $  635,680,367        20.7%            21.7%           0.0%
Texas                         34         235,805,324         7.7              8.0            0.0
New York                      17         224,838,254         7.3              7.7            0.0
Florida                       18         186,818,379         6.1              6.4            0.0
Virginia                       9         181,623,708         5.9              6.2            0.0
Louisiana                      7         169,641,669         5.5              5.8            0.0
North Carolina                 8         153,216,078         5.0              5.0            4.8
                             ---      --------------        ----             ----            ---
                             146      $1,787,623,778        58.2%            60.7%           4.8%

----------
(1)  For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii)
     an allocated loan balance specified in the related loan documents.

ENCUMBERED INTERESTS..........   The table below shows the number of, as well as
                                 the total cut-off date principal balance and
                                 percentage of the initial mortgage pool
                                 balance, the initial loan group 1 balance and
                                 the initial loan group 2 balance, secured by,
                                 mortgaged real properties for which the
                                 significant encumbered interest is as
                                 indicated:

      ENCUMBERED          NUMBER OF       TOTAL
    INTEREST IN THE       MORTGAGED    CUT-OFF DATE      % OF INITIAL    % OF INITIAL   % OF INITIAL
    MORTGAGED REAL          REAL        PRINCIPAL          MORTGAGE      LOAN GROUP 1   LOAN GROUP 2
       PROPERTY          PROPERTIES     BALANCE(1)     POOL BALANCE(1)    BALANCE(1)     BALANCE(1)
----------------------   ----------   --------------   ---------------   ------------   ------------

Fee(2)                       286      $2,667,376,670        86.8%            86.3%          96.8%
Fee/Leasehold                  4         298,115,009         9.7             10.0            3.2
Leasehold                      9         108,246,349         3.5              3.7            0.0
                             ---      --------------       -----            -----          -----
                             299      $3,073,738,028       100.0%           100.0%         100.0%

----------
(1)  For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii)
     an allocated loan balance specified in the related loan documents.

(2)  In circumstances where both the fee interest and the overlapping leasehold interest in a mortgaged real property are encumbered, a mortgage loan is considered to be secured by the fee interest in the subject mortgaged real property.

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                                      S-43

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                       LEGAL AND INVESTMENT CONSIDERATIONS

FEDERAL INCOME TAX
CONSEQUENCES..................   The trustee or its agent will make elections to
                                 treat designated portions of the assets of the
                                 trust as two separate real estate mortgage
                                 investment conduits or REMICs under sections
                                 860A through 860G of the Internal Revenue Code
                                 of 1986, as amended. The designations for each
                                 of those two REMICs are as follows:

                                 o    REMIC I, the lower tier REMIC, which will
                                      consist of, among other things--

                                      1.   the mortgage loans, and

                                      2.   various other related assets; and

                                 o    REMIC II, which will hold the
                                      non-certificated regular interests in
                                      REMIC I.

                                 The class R-I and R-II certificates will
                                 represent the respective residual interests in
                                 those REMICs.

                                 Any assets not included in a REMIC will
                                 constitute one or more grantor trusts for U.S.
                                 federal income tax purposes.

                                 The portion of the trust represented by the
                                 class Z certificates will entitle the holders
                                 of those certificates to receive any additional
                                 interest accrued and deferred as to payment
                                 with respect to each mortgage loan with an
                                 anticipated repayment date that remains
                                 outstanding past that date, and will constitute
                                 a grantor trust for federal income tax
                                 purposes. That additional interest will be
                                 excluded from the REMICs referred to above.

                                 The class A-4FL REMIC II regular interest, the
                                 swap agreement and the trustee's floating rate
                                 account, will constitute a grantor trust for
                                 federal income tax purposes.

                                 The offered certificates (exclusive of the
                                 class A-4FL certificates) and the class A-4FL
                                 REMIC II regular interest will be treated as
                                 regular interests in REMIC II. This means that
                                 they will be treated as newly issued debt
                                 instruments for federal income tax purposes.
                                 The class A-4FL certificates will represent
                                 undivided beneficial ownership interests in the
                                 class A-4FL REMIC II regular interest, the swap
                                 agreement and the trustee's floating rate
                                 account. You will have to report income on your
                                 offered certificates in accordance with the
                                 accrual method of accounting even if you are
                                 otherwise a cash method taxpayer. The offered
                                 certificates (exclusive of the class A-4FL
                                 certificates) will not represent any interest
                                 in the grantor trusts referred to above.

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                                      S-44

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                                 One or more classes of offered certificates
                                 (exclusive of the class A-4FL certificates)
                                 and/or the class A-4FL REMIC II regular
                                 interest may be issued with more than a de
                                 minimis amount of original issue discount. If
                                 you own an offered certificate issued with
                                 original issue discount, you may have to report
                                 original issue discount income and be subject
                                 to a tax on this income before you receive a
                                 corresponding cash payment.

                                 Some of the offered certificates (exclusive of
                                 the class A-4FL certificates) and/or the class
                                 A-4FL REMIC II regular interest may, if not
                                 offered with original issue discount, be
                                 treated as being issued at a premium.

                                 The prepayment assumption that will be used in
                                 determining the rate of accrual of original
                                 issue discount, market discount and premium, if
                                 any, for U.S. federal income tax purposes, will
                                 be that, subsequent to any date of
                                 determination--

                                 o    each mortgage loan with an anticipated
                                      repayment date will be paid in full on
                                      that date,

                                 o    no mortgage loan will otherwise be prepaid
                                      prior to maturity, and

                                 o    there will be no extension of maturity for
                                      any mortgage loan.

                                 However, no representation is made as to the
                                 actual rate at which the mortgage loans will
                                 prepay, if at all.

                                 For a more detailed discussion of the federal
                                 income tax aspects of investing in the offered
                                 certificates, see "Federal Income Tax
                                 Consequences" in this prospectus supplement and
                                 "Federal Income Tax Consequences" in the
                                 accompanying prospectus.

ERISA CONSIDERATIONS..........   We anticipate that, subject to satisfaction of
                                 the conditions referred to under "ERISA
                                 Considerations" in this prospectus supplement,
                                 employee benefit plans and other retirement
                                 plans or arrangements subject to--

                                 o    Title I of the Employee Retirement Income
                                      Security Act of 1974, as amended, or

                                 o    section 4975 of the Internal Revenue Code
                                      of 1986, as amended,

                                 will be able to invest in the offered
                                 certificates (other than the class A-4FL
                                 certificates) without giving rise to a
                                 prohibited transaction. This is based upon
                                 individual prohibited transaction exemptions
                                 granted to Merrill Lynch, Pierce, Fenner &
                                 Smith Incorporated and Countrywide Securities
                                 Corporation by the U.S. Department of Labor.

--------------------------------------------------------------------------------

                                      S-45

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                                 If you are a fiduciary of any employee benefit
                                 plan or other retirement plan or arrangement
                                 subject to Title I of ERISA or section 4975 of
                                 the Internal Revenue Code of 1986, as amended,
                                 you should review carefully with your legal
                                 advisors whether the purchase or holding of the
                                 offered certificates could give rise to a
                                 transaction that is prohibited under ERISA or
                                 section 4975 of the Internal Revenue Code of
                                 1986, as amended. In addition, if you are a
                                 fiduciary of any such employee benefit plan or
                                 other retirement plan or arrangement and are
                                 considering an investment in the class A-4FL
                                 certificates, you should review the specific
                                 requirements for purchases of class A-4FL
                                 certificates by plans. See "ERISA
                                 Considerations" in this prospectus supplement
                                 and in the accompanying prospectus.

LEGAL INVESTMENT..............   The offered certificates will not be mortgage
                                 related securities for purposes of the
                                 Secondary Mortgage Market Enhancement Act of
                                 1984.

                                 All institutions whose investment activities
                                 are subject to legal investment laws and
                                 regulations, regulatory capital requirements or
                                 review by regulatory authorities should consult
                                 with their own legal advisors in determining
                                 whether and to what extent the offered
                                 certificates will be legal investments for
                                 them. See "Legal Investment" in this prospectus
                                 supplement and in the accompanying prospectus.

INVESTMENT CONSIDERATIONS.....   The rate and timing of payments and other
                                 collections of principal on or with respect to
                                 the mortgage loans -- and, in particular, in
                                 the case of the class A-1, A-1D, A-2, A-3, A-4,
                                 A-4FL, A-SB and A-5 certificates, on or with
                                 respect to the mortgage loans in loan group 1,
                                 and in the case of the class A-1A certificates,
                                 on or with respect to the mortgage loans in
                                 loan group 2 -- may affect the yield to
                                 maturity on each offered certificate. In the
                                 case of offered certificates purchased at a
                                 discount, a slower than anticipated rate of
                                 payments and other collections of principal on
                                 the mortgage loans -- and, in particular, in
                                 the case of the class A-1, A-1D, A-2, A-3, A-4,
                                 A-4FL, A-SB and A-5 certificates, on or with
                                 respect to the mortgage loans in loan group 1,
                                 and in the case of the class A-1A certificates,
                                 on or with respect to the mortgage loans in
                                 loan group 2 -- could result in a lower than
                                 anticipated yield. In the case of the offered
                                 certificates purchased at a premium, a faster
                                 than anticipated rate of payments and other
                                 collections of principal on the mortgage loans
                                 -- and, in particular, in the case of the class
                                 A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and A-5
                                 certificates, on or with respect to the
                                 mortgage loans in loan group 1, and in the case
                                 of the class A-1A certificates, on or with
                                 respect to the mortgage loans in loan group 2
                                 -- could result in a lower than anticipated
                                 yield.

--------------------------------------------------------------------------------

                                      S-46

--------------------------------------------------------------------------------

                                 The yield on the class A-4FL certificates will
                                 be highly sensitive to changes in the level of
                                 LIBOR.

                                 The yield on the class A-4FL certificates, as
                                 well as any offered certificate with a variable
                                 or capped pass-through rate, could also be
                                 adversely affected if the mortgage loans with
                                 relatively higher net mortgage interest rates
                                 pay principal faster than the mortgage loans
                                 with relatively lower net mortgage interest
                                 rates.

                                 See "Yield and Maturity Considerations" in this
                                 prospectus supplement and in the accompanying
                                 prospectus.

--------------------------------------------------------------------------------

                                      S-47

                                  RISK FACTORS

          The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risks associated with that class.

          The offered certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation.

          YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THOSE SET FORTH
UNDER "RISK FACTORS" IN THE ACCOMPANYING PROSPECTUS, IN DECIDING WHETHER TO
PURCHASE ANY OFFERED CERTIFICATES. THE "RISK FACTORS" SECTION IN THE
ACCOMPANYING PROSPECTUS INCLUDES A NUMBER OF GENERAL RISKS ASSOCIATED WITH
MAKING AN INVESTMENT IN THE OFFERED CERTIFICATES.

          THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES
RELATING TO YOUR OFFERED CERTIFICATES. ADDITIONAL RISKS AND UNCERTAINTIES NOT
PRESENTLY KNOWN TO US OR THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR YOUR
INVESTMENT.

          THIS PROSPECTUS SUPPLEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT
INVOLVE RISK AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM
THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN
FACTORS, INCLUDING RISKS DESCRIBED BELOW AND ELSEWHERE IN THIS PROSPECTUS
SUPPLEMENT.

          IF ANY OF THE FOLLOWING EVENTS OR CIRCUMSTANCES IDENTIFIED AS RISKS
ACTUALLY OCCUR OR MATERIALIZE, YOUR INVESTMENT COULD BE MATERIALLY AND ADVERSELY
AFFECTED.

RISKS RELATED TO THE OFFERED CERTIFICATES

THE CLASS AM, AJ, B, C AND D CERTIFICATES ARE SUBORDINATE TO, AND ARE THEREFORE
RISKIER THAN, THE CLASS A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5 AND A-1A
CERTIFICATES

          If you purchase class AM, AJ, B, C or D certificates, then your offered certificates will provide credit support to other classes of offered certificates and to the class X certificates. As a result, you will receive payments after, and must bear the effects of losses on the mortgage loans before, the holders of those other classes of certificates.

          When making an investment decision, you should consider, among other things--

          o    the payment priorities of the respective classes of the
               certificates;

          o    the order in which the principal balances of the respective classes of the certificates with principal balances will be reduced in connection with losses and default-related shortfalls;
               and

          o    the characteristics and quality of the mortgage loans.

          See "Description of the Mortgage Pool" and "Description of the Offered
Certificates--Payments" and "--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement. See also "Risk Factors--The Investment Performance of
Your Offered Certificates Will Depend Upon Payments, Defaults and Losses on the
Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable", "--Any Credit Support for Your Offered

                                      S-48

Certificates May Be Insufficient to Protect You Against All Potential Losses"
and "--Payments on the Offered Certificates Will Be Made Solely From the Limited
Assets of the Related Trust, and Those Assets May Be Insufficient to Make All
Required Payments on Those Certificates" in the accompanying prospectus.

CHANGES IN MORTGAGE POOL COMPOSITION CAN CHANGE THE NATURE OF YOUR INVESTMENT

          If you purchase any of the offered certificates that are expected to have relatively longer weighted average lives, you will be more exposed to risks associated with changes in concentrations of borrower, loan or property characteristics than are persons who own offered certificates that are expected to have relatively shorter weighted average lives. See "Risk Factors--Changes in
Pool Composition Will Change the Nature of Your Investment" in the accompanying prospectus.

THE OFFERED CERTIFICATES WILL HAVE LIMITED LIQUIDITY AND MAY EXPERIENCE
FLUCTUATIONS IN MARKET VALUE UNRELATED TO THE PERFORMANCE OF THE MORTGAGE LOANS

          Your offered certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your offered certificates. While one or more of the underwriters currently intend to make a secondary market in the offered certificates, they are not obligated to do so. Additionally, one or more purchasers may purchase substantial portions of one or more classes of offered certificates. Moreover, if a secondary market does develop, there can be no assurance that it will provide you with liquidity of investment or that it will continue for the life of your offered certificates. Accordingly, you may not have an active or liquid secondary market for your offered certificates. Lack of liquidity could result in a substantial decrease in the market value of your offered certificates. The market value of your offered certificates also may be affected by many other factors, including the then prevailing interest rates and market perceptions of risks associated with commercial mortgage lending, and no representation is made by any person or entity as to what the market value of any offered certificate will be at any time.

THE OFFERED CERTIFICATES HAVE UNCERTAIN YIELDS TO MATURITY

          The yield on your offered certificates will depend on--

          o    the price you paid for your offered certificates; and

          o    the rate, timing and amount of payments on your offered
               certificates.

          The frequency, timing and amount of payments on your offered certificates will depend on:

          o    the pass-through rate for, and other payment terms of, your offered certificates;

          o    the frequency and timing of payments and other collections of principal on the mortgage loans or, in some cases, a particular group of mortgage loans;

          o    the frequency and timing of defaults, and the severity of losses, if any, on the mortgage loans or, in some cases, a particular group of mortgage loans;

          o    the frequency, timing, severity and allocation of other
               shortfalls and expenses that reduce amounts available for payment on your offered certificates;

          o    repurchases of mortgage loans--or, in some cases, mortgage loans of a particular group--for material breaches of representations or warranties and/or material document defects;

          o    the collection and payment of prepayment premiums and yield maintenance charges with respect to the mortgage loans or, in some cases, a particular group of mortgage loans; and

                                      S-49

          o    servicing decisions with respect to the mortgage loans or, in some cases, a particular group of mortgage loans.

          In general, the factors described in the preceding paragraph cannot be predicted with any certainty. Accordingly, you may find it difficult to analyze the effect that these factors might have on the yield to maturity of your offered certificates. Further, in the absence of significant losses on the mortgage pool, holders of the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and
A-5 certificates would be affected by the factors described in the second through seventh bullets of the preceding paragraph primarily insofar as they relate to the mortgage loans in loan group 1. Until the class A-1, A-1D, A-2,
A-3, A-4, A-4FL, A-SB and A-5 certificates are retired, holders of the class
A-1A certificates would, in the absence of significant losses on the mortgage pool, be affected by the factors described in the second through seventh bullets of the preceding paragraph primarily insofar as they relate to the mortgage loans in loan group 2.

          The yield to investors in the class A-4FL certificates will be highly sensitive to changes in the level of LIBOR. Investors in the class A-4FL certificates should consider the risk that lower than anticipated levels of
LIBOR could result in actual yields that are lower than anticipated yields on the class A-4FL certificates.

          In addition, because interest payments on the class A-4FL certificates may be reduced or the pass-through rate on the class A-4FL certificates may convert to the pass-through rate on the class A-4FL REMIC II regular interest following the occurrence of certain events discussed in this prospectus supplement, the yield to investors in the class A-4FL certificates under such circumstances may not be as high as that offered by other LIBOR-based investments that are not subject to such interest rate restrictions.

          In general, the earlier a change in the level of LIBOR, the greater the effect on the yield to maturity to an investor in the class A-4FL certificates. As a result, the effect on such investor's yield to maturity of a level of LIBOR that is lower than the rate anticipated by such investor during the period immediately following the issuance of the class A-4FL certificates is not likely to be offset by a subsequent like increase in the level of LIBOR. The failure by the swap counterparty to perform its obligation to make payments under the swap agreement, the conversion to a pass-through rate that is below the rate that would otherwise be payable under the swap agreement at the applicable floating rate and/or the reduction of interest payments resulting from payment of interest to the class A-4FL REMIC II regular interest based on a pass-through rate below _________% per annum would have such a negative impact.
There can be no assurance that a default by the swap counterparty and/or the conversion of the pass-through rate from a rate based on LIBOR to the pass-through rate on the class A-4FL REMIC II regular interest would not adversely affect the amount and timing of distributions to the holders of the class A-4FL certificates. See "Yield and Maturity Considerations" in this prospectus supplement.

          See "Description of the Mortgage Pool", "Servicing of the Mortgage
Loans", "Description of the Offered Certificates--Payments" and "--Reductions to
Certificate Principal Balances in Connection with Realized Losses and Additional
Trust Fund Expenses" and "Yield and Maturity Considerations" in this prospectus supplement. See also "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable" and "Yield and Maturity Considerations" in the accompanying prospectus.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES MAY VARY MATERIALLY AND
ADVERSELY FROM YOUR EXPECTATIONS BECAUSE THE RATE OF PREPAYMENTS AND OTHER
UNSCHEDULED COLLECTIONS OF PRINCIPAL ON THE MORTGAGE LOANS IS FASTER OR SLOWER
THAN YOU ANTICIPATED

          If you purchase any offered certificates at a premium relative to their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class A-1, A-1D, A-2,
A-3, A-4, A-4FL, A-SB and A-5 certificates, on the mortgage loans in loan group
1, and in the case of the

                                      S-50

class A-1A certificates, on the mortgage loans in loan group 2--occur with a greater frequency than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase any offered certificates at a discount from their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class
A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and A-5 certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group 2--occur with less frequency than you anticipated, then your actual yield to maturity may be lower than you had assumed. You should consider that prepayment premiums and yield maintenance charges may not be collected in all circumstances and no prepayment premium or yield maintenance charge will be paid in connection with a purchase or repurchase of a mortgage loan. Furthermore, even if a prepayment premium or yield maintenance charge is collected and payable on your offered certificates, it may not be sufficient to offset fully any loss in yield on your offered certificates.

          Some of the mortgage loans may require the related borrower to make, or permit the lender to apply reserve funds to make, partial prepayments if specified conditions, such as meeting certain debt service coverage ratios and/or satisfying certain leasing conditions, have not been satisfied. The required prepayment may need to be made even though the subject mortgage loan is in its lock-out period. See "Description of the Mortgage Pool--Terms and
Conditions of the Mortgage Loans--Mortgage Loans Which May Require Principal
Paydowns" in this prospectus supplement.

          The yield on the class A-4FL certificates and the other offered certificates with variable or capped pass-through rates could also be adversely affected if the mortgage loans with higher net mortgage interest rates pay principal faster than the mortgage loans with lower net mortgage interest rates.
This is because those classes bear interest at pass-through rates equal to, based upon or limited by, as applicable, a weighted average of the adjusted net mortgage interest rates derived from the mortgage loans.

          Prepayments resulting in a shortening of weighted average lives of the offered certificates may be made at a time of low interest rates when investors may be unable to reinvest the resulting payment of principal on their certificates at a rate comparable to the yield anticipated by them in making their initial investment in those certificates, while delays and extensions resulting in a lengthening of those weighted average lives may occur at a time of high interest rates when investors may have been able to reinvest principal payments that would otherwise have been received by them at higher rates.

          The rate at which voluntary prepayments occur on the mortgage loans will be affected by a variety of factors, including:

          o    the terms of the mortgage loans;

          o    the length of any prepayment lockout period;

          o    the level of prevailing interest rates;

          o    the availability of mortgage credit;

          o    the applicable yield maintenance charges or prepayment premiums;

          o    the master servicer's or special servicer's ability to enforce yield maintenance charges and prepayment premiums;

          o    the failure to meet certain requirements for the release of escrows;

          o    the occurrence of casualties or natural disasters; and

          o    economic, demographic, tax, legal or other factors.

                                      S-51

          A borrower is generally less likely to prepay its mortgage loan if prevailing interest rates are at or above the mortgage interest rate borne by that mortgage loan. On the other hand, a borrower is generally more likely to prepay its mortgage loan if prevailing rates fall significantly below the mortgage interest rate borne by that mortgage loan. Borrowers are less likely to prepay mortgage loans with lock-out periods or yield maintenance charge provisions, to the extent enforceable, than otherwise identical mortgage loans without these provisions, with shorter lock-out periods or with lower or no yield maintenance charges. None of the master servicer, the special servicer, the trustee or the fiscal agent will be required to advance any yield maintenance charges. However, as discussed below under "--Yield Maintenance
Charges and Defeasance Provisions May Not Fully Protect Against Prepayment
Risk", there is a risk that yield maintenance charges may not be enforceable in certain jurisdictions and proceedings.

          See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Voluntary Prepayment Provisions" in this prospectus supplement for a discussion of prepayment restrictions with respect to the mortgage loans.
No assurance can be given to you that the related borrowers will refrain from prepaying their mortgage loans due to the existence of yield maintenance charges or that involuntary prepayments will not occur.

          In addition, if a mortgage loan seller repurchases any mortgage loan from the trust fund due to material breaches of representations or warranties or material document defects, the repurchase price paid will be passed through to the holders of the certificates with the same effect as if the mortgage loan had been prepaid in part or in full, and no yield maintenance charge will be payable. A repurchase or the exercise of a purchase option may adversely affect the yield to maturity on your certificates.

A HIGH RATE AND EARLY OCCURRENCE OF BORROWER DELINQUENCIES AND DEFAULTS MAY
ADVERSELY AFFECT YOUR INVESTMENT

          The actual yield to maturity of your offered certificates will be lower than expected and could be negative under certain extreme scenarios if (a)
you calculate the anticipated yield of your offered certificates based on a default rate or amount of losses lower than that actually experienced by the mortgage loans and (b) the additional losses are allocable to or otherwise required to be borne by your class of offered certificates. The actual yield to maturity of your offered certificates will also be affected by the timing of any loss on a liquidated mortgage loan if a portion of the loss is allocable to or otherwise required to be borne by your class of offered certificates, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier you bear a loss, the greater the effect on your yield to maturity. Delinquencies on the mortgage loans may result in shortfalls in distributions of interest and/or principal to the holders of the offered certificates for the current month if the delinquent amounts are not advanced. Furthermore, no interest will accrue on this shortfall during the period of time that the payment is delinquent. Losses on the mortgage loans may affect the weighted average life and/or yield to maturity of a particular class of offered certificates even if those losses are not allocated to, or required to be borne by the holders of, that class of offered certificates. The special servicer may accelerate the maturity of the related mortgage loan in the case of any monetary or material non-monetary default, which could result in an acceleration of payments to the certificateholders. In addition, losses on the mortgage loans may result in a higher percentage ownership interest evidenced by a class of offered certificates in the remaining mortgage loans than would otherwise have been the case absent the loss, even if those losses are not allocated to that class of offered certificates. The consequent effect on the weighted average life and/or yield to maturity of a class of offered certificates will depend upon the characteristics of the remaining mortgage loans.

YIELD MAINTENANCE CHARGES AND DEFEASANCE PROVISIONS MAY NOT FULLY PROTECT
AGAINST PREPAYMENT RISK

          Provisions requiring yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, we cannot assure you that the

                                      S-52

obligation to pay any yield maintenance charge will be enforceable. Also, we cannot assure you that foreclosure proceeds will be sufficient to pay an enforceable yield maintenance charge.

          Additionally, although the collateral substitution provisions related to defeasance do not have the same effect on the certificateholders as prepayment, we cannot assure you that a court would not interpret those provisions as requiring a yield maintenance charge. In certain jurisdictions, those collateral substitution provisions might be deemed unenforceable under applicable law or public policy, or usurious.

THE RIGHT OF THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE AND THE
FISCAL AGENT TO RECEIVE INTEREST ON ADVANCES, SPECIAL SERVICING FEES, PRINCIPAL
RECOVERY FEES AND WORKOUT FEES WILL AFFECT YOUR RIGHT TO RECEIVE DISTRIBUTIONS

          To the extent described in this prospectus supplement and provided in the pooling and servicing agreement, each of the master servicer, the special servicer, the trustee and the fiscal agent will be entitled to receive interest
(which will generally accrue from the date on which the related advance is made through the date of reimbursement) on unreimbursed advances made by it. In addition, the special servicer will be entitled to receive, in connection with its servicing, liquidation and/or workout of defaulted mortgage loans, compensation consisting of special servicing fees, principal recovery fees and workout fees, respectively. The right to receive these amounts is senior to the rights of certificateholders to receive distributions on the offered certificates and, consequently, may result in shortfalls and losses being allocated to the offered certificates that would not have otherwise resulted.

YOUR LACK OF CONTROL OVER THE TRUST FUND CAN CREATE RISKS

          You and other holders of the offered certificates generally do not have a right to vote and do not have the right to make decisions with respect to the administration of the trust. See "Description of the Offered
Certificates--Voting Rights" in this prospectus supplement. Those decisions are generally made, subject to the express terms of the pooling and servicing agreement, by the master servicer, the trustee or the special servicer, as applicable. Any decision made by one of those parties in respect of the trust fund, even if that decision is determined to be in your best interests by that party, may be contrary to the decision that you or other holders of the offered certificates would have made and may negatively affect your interests.

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO THE MASTER SERVICER AND THE
SPECIAL SERVICER

          KeyCorp Real Estate Capital Markets, Inc., the initial master servicer, is an affiliate of one of the underwriters and one of the mortgage loan sellers. This affiliation could cause a conflict with the master servicer's duties to the trust under the pooling and servicing agreement notwithstanding the fact that the pooling and servicing agreement provides that the mortgage loans serviced pursuant to that agreement must be administered in accordance with the servicing standard described in this prospectus supplement without regard to an affiliation with any other party involved in the transaction. See
"Servicing of the Mortgage Loans--General" in this prospectus supplement.

          The special servicer will be involved in determining whether to modify or foreclose upon a defaulted mortgage loan serviced by it. The initial special servicer is an affiliate of the entity which is expected to purchase certain of the non-offered certificates (including the controlling class of certificates).
This could cause a conflict between the special servicer's duties to the trust under the pooling and servicing agreement and its affiliate's interest as a holder of certificates issued under that agreement. In addition, the master servicer, the special servicer and each of their affiliates own and are in the business of acquiring assets similar in type to the assets of the trust fund.
Accordingly, the assets of those parties and their affiliates may, depending upon the particular circumstances including the nature and location of those assets, compete with the mortgaged real properties for

                                      S-53

tenants, purchasers, financing and in other matters related to the management and ownership of real estate. See "Servicing of the Mortgage
Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement.

          The special servicer will have the right to determine that any P&I advance made or to be made by the master servicer, the trustee or the fiscal agent is not recoverable from proceeds of the mortgage loan to which that advance relates. The master servicer, the trustee or the fiscal agent will then be required to not make a proposed advance or may obtain reimbursement for a previously made advance from collections of principal and, in some cases, interest, which may reduce the amount of principal and, in some cases, interest that will be paid on your offered certificates.

          In addition, in connection with the servicing of the specially serviced mortgage loans (other than the Glendale Galleria trust mortgage loan prior to the occurrence of certain "change of control" events with respect to the Glendale Galleria subordinate non-trust loans), the special servicer may, at the direction of the controlling class representative, take actions with respect to the specially serviced mortgage loans that could adversely affect the holders of some or all of the classes of offered certificates. Similarly, the special servicer may, at the direction of the holder of the applicable Glendale Galleria subordinate non-trust loan or its designee (prior to the occurrence of certain
"change of control" events with respect to the Glendale subordinate non-trust loan), take generally similar but not identical actions with respect to the
Glendale trust mortgage loan that could adversely affect the holders of some or all of the classes of offered certificates. Furthermore, the holders of the
Glendale Galleria subordinate non-trust loans have a par purchase option and cure rights with respect to the Glendale trust mortgage loan under various adverse circumstances. See "Description of the Mortgage Pool--The Loan
Combinations--The Glendale Galleria Loan Combination" and "Servicing of the
Mortgage Loans--The Controlling Class Representative and the Glendale Galleria
Controlling Party" in this prospectus supplement.

          The controlling class representative will be selected by the holders of certificates representing a majority interest in the controlling class. The controlling class of certificateholders and the holder of a Glendale Galleria subordinate non-trust loan may have interests that conflict with those of the holders of the offered certificates. As a result, it is possible that the controlling class representative or the holder of a Glendale subordinate non-trust loan may direct the special servicer to take actions which conflict with the interests of the holders of certain classes of the offered certificates. However, the special servicer is not permitted to take actions which are prohibited by law or violate the servicing standard or the terms of the loan documents.

FUTURE TERRORIST ATTACKS AND MILITARY ACTIONS MAY ADVERSELY AFFECT THE VALUE OF
THE OFFERED CERTIFICATES AND PAYMENTS ON THE MORTGAGE LOANS

          The United States was subjected to multiple terrorist attacks in 2001, resulting in significant loss of life and massive property damage and destruction. It is impossible to predict if or when future terrorist activities may occur in the United States. It is also impossible to predict the duration of the current military involvement of the United States in Iraq or Afghanistan and whether the United States will be involved in any other future military actions.

          See "Risk Factors--The Risk of Terrorism In the United States and
Military Action May Adversely Affect the Value of the Offered Certificates and
Payments on the Mortgage Assets" in the accompanying prospectus.

                                      S-54

RISKS RELATED TO THE SWAP AGREEMENT

Distributions on the Class A-4FL Certificates will Depend, in Part, on Payments
Received from the Swap Counterparty.

          The trust will have the benefit of a swap agreement relating to the class A-4FL certificates with Merrill Lynch Capital Services, Inc. Because the class A-4FL REMIC II regular interest accrues interest at a fixed rate of interest subject to a maximum pass-through rate equal to a weighted average coupon derived from the adjusted net interest rates on the mortgage loans, the ability of the holders of the class A-4FL certificates to obtain the payment of interest at the designated LIBOR-based pass-through rate (which payment of interest may be reduced in certain circumstances as described in this prospectus supplement) will from time to time depend on payment by the swap counterparty pursuant to the swap agreement. See "Description of the Swap Agreement" in this prospectus supplement.

A DECLINE IN THE RATINGS OF THE SWAP COUNTERPARTY, AMONG OTHER THINGS, MAY
RESULT IN THE TERMINATION OF THE SWAP AGREEMENT AND AS A RESULT, THE
PASS-THROUGH RATE ON THE CLASS A-4FL CERTIFICATES MAY CONVERT TO THE
PASS-THROUGH RATE ON THE CLASS A-4FL REMIC II REGULAR INTEREST.

          If the swap counterparty's long-term or short-term ratings (or the long-term or short-term ratings of any affiliated entity guaranteeing the obligations of the swap counterparty) fall below the ratings specified under
"Description of the Swap Agreement--The Swap Agreement" in this prospectus supplement, then: (a) in the case of the collateralization event, the swap counterparty will be required to post collateral to the extent necessary to fund any termination fee payable by the swap counterparty in the event of a termination of the swap agreement, to find a suitable replacement swap counterparty or to find a suitable guarantor of its obligations under the swap agreement; and (b) in the case of a rating agency trigger event, the swap counterparty will be required to find a suitable replacement swap counterparty or find a suitable guarantor of its obligations under the swap agreement.

          If the swap counterparty fails to post acceptable collateral, find a suitable replacement swap counterparty or find a suitable guarantor of its obligations under the swap agreement after a collateralization event, or if the swap counterparty fails to find a suitable replacement swap counterparty or find a suitable guarantor of its obligations under the swap agreement after a rating agency trigger event, or if another event of default or a termination event occurs under the swap agreement, then the trustee will be required to take such actions (following the expiration of any applicable grace period), unless otherwise directed in writing by the holders of 25% (by balance) of the class
A-4FL certificates, to enforce the rights of the trustee under the swap agreement as may be permitted by the terms of the swap agreement, including the termination of the swap agreement, and use any termination fees received from the swap counterparty to enter into a replacement swap agreement on substantially similar terms. Other events of default under the swap agreement will include the failure of either party to make any payment required thereunder, which failure is not remedied within one (1) business day following notice thereof. The swap agreement will provide for other customary events of default and termination events.

          If a guarantor of the swap counterparty's obligations under the swap agreement is in place, then the ratings requirements of the swap agreement with respect to the swap counterparty will be satisfied provided that the ratings of that guarantor satisfy those rating requirements.

          If the costs attributable to entering into a replacement swap agreement would exceed the net proceeds of the liquidation of the swap agreement, then a replacement swap agreement will not be entered into and any such proceeds will instead be distributed to the holders of the class A-4FL certificates. There can be no assurance that the swap counterparty will maintain the required ratings or have sufficient assets or otherwise be able to fulfill its obligations under the swap agreement, and there can be no assurance that any termination fee payable by the swap

                                      S-55

counterparty under the swap agreement will be sufficient for the trustee to engage a replacement swap counterparty. Furthermore, a termination fee may not be payable by the swap counterparty in connection with certain termination events.

          In addition, and notwithstanding the foregoing, the trustee will not be obligated to take any enforcement action with respect to the swap agreement unless it has received from the class A-4FL certificateholders an indemnity satisfactory to it with respect to the costs, expenses and liabilities associated with enforcing the rights of the trust under the swap agreement. No such costs, expenses and/or liabilities will be payable out of the trust fund.

          During the occurrence of a continuing payment default on the part of the swap counterparty, or if the swap agreement is terminated and no replacement swap counterparty is found, the class A-4FL certificate pass-through rate will convert to the pass-through rate on the class A-4FL REMIC II regular interest, which is a fixed interest rate of ____% per annum subject to a maximum pass-through rate equal to a weighted average coupon derived from the adjusted net interest rates on the mortgage loans. Any such conversion to the pass-through rate on the class A-4FL REMIC II regular interest might result in a temporary delay of payment of the distributions to the holders of the class
A-4FL certificates if notice of the resulting change in payment terms of the class A-4FL certificates is not given to DTC within the time frame in advance of the distribution date that DTC requires to modify the payment.

IF THE PASS-THROUGH RATE OF THE CLASS A-4FL REMIC II REGULAR INTEREST IS LIMITED
BY A WEIGHTED AVERAGE OF THE ADJUSTED NET INTEREST RATES ON THE MORTGAGE LOANS,
OR IF INTEREST DISTRIBUTIONS WITH RESPECT TO THE CLASS A-4FL REMIC II REGULAR
INTEREST ARE INSUFFICIENT TO MAKE THE REQUIRED PAYMENT TO THE SWAP COUNTERPARTY,
INTEREST DISTRIBUTIONS ON THE CLASS A-4FL CERTIFICATES WILL BE REDUCED.

          Interest distributions with respect to the class A-4FL REMIC II regular interest will be subject to a maximum pass-through rate equal to a weighted average coupon derived from the adjusted net interest rates on the mortgage loans. If this weighted average coupon drops below ____% per annum, then interest distributions on the class A-4FL certificates will be reduced dollar-for-dollar with the reduction in the amount of interest allocated to the class A-4FL REMIC II regular interest as a result of that weighted average coupon dropping below _________% per annum. In addition, if for any other reason the funds allocated to payment of interest distributions on the class A-4FL
REMIC II regular interest are insufficient to make all required interest payments on the class A-4FL REMIC II regular interest (for example, as a result of prepayment interest shortfalls), interest distributions on the class A-4FL certificates will also be reduced dollar-for-dollar. See "Description of the
Swap Agreement" in this prospectus supplement.

THE SWAP AGREEMENT MAY BE ASSIGNED.

          The swap counterparty may assign its rights and obligations under the swap agreement provided that, among other conditions, the ratings of the replacement swap counterparty would not cause a collateralization event under the swap agreement.

RISKS RELATED TO THE MORTGAGE LOANS

CONCENTRATION OF MORTGAGED REAL PROPERTY TYPES SUBJECT THE TRUST TO INCREASED
RISK OF DECLINE IN A PARTICULAR INDUSTRY

          The inclusion in the trust of a significant concentration of mortgage loans that are secured by mortgage liens on a particular type of income-producing property makes the overall performance of the mortgage pool materially more dependent on the factors that affect the operations at and value of that property type. See

                                      S-56

"Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties--Additional Statistical Information" in this prospectus supplement and the discussion in the following seven sub-headings of this "--Risks Related to the Mortgage Loans" subsection.

RETAIL PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

          One hundred three (103) of the mortgaged real properties, which represent security for approximately 43.4% of the initial mortgage pool balance and approximately 45.5% of the initial loan group 1 balance, are fee and/or leasehold interests in retail properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

          For a more detailed discussion of factors uniquely affecting retail properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of Multifamily and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Retail Properties".

OFFICE PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

          Forty-nine (49) of the mortgaged real properties, which represent security for approximately 24.3% of the initial mortgage pool balance and approximately 25.5% of the initial loan group 1 balance, are fee and/or leasehold interests in office properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

          For a more detailed discussion of factors uniquely affecting office properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of Multifamily and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Office Properties".

          Ten (10) of the office properties securing nine (9) mortgage loans referred to above, which represent security for approximately 2.9% of the initial mortgage pool balance and approximately 3.1% of the initial loan group 1 balance (loan numbers 34, 37, 62, 79, 86, 109, 138, 150 and 153), are medical offices. Mortgage loans secured by liens on medical office properties are also exposed to the unique risks particular to health care related properties. For a more detailed discussion of factors uniquely affecting medical offices, you should refer to the section in the accompanying prospectus captioned
"Description of the Trust Assets--Mortgage Loans--A Discussion of the Various
Types of Multifamily and Commercial Properties that May Secure Mortgage Loans
Underlying a Series of Offered Certificates--Health Care Related Properties".

HOSPITALITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

          Forty-one (41) of the mortgaged real properties, which represent security for approximately 10.0% of the initial mortgage pool balance and approximately 10.5% of the initial loan group 1 balance, are fee and/or leasehold interests in hospitality properties. The mortgaged real property securing one (1) of the mortgage loans (loan number 111) that are secured by hospitality properties is not a franchise of a national or regional hotel chain.
Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

          For a more detailed discussion of factors uniquely affecting hospitality properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A
Discussion of the Various Types of Multifamily and Commercial Properties that
May Secure Mortgage Loans Underlying a Series of Offered
Certificates--Hospitality Properties".

                                      S-57

MULTIFAMILY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

          Twenty-one (21) of the mortgaged real properties, which represent security for approximately 7.9% of the initial mortgage pool balance
(representing security for approximately 3.5% of the initial loan group 1 balance, and approximately 100.0% of the initial loan group 2 balance), are fee and/or leasehold interests in multifamily properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

          For a more detailed discussion of factors uniquely affecting multifamily properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A
Discussion of the Various Types of Multifamily and Commercial Properties that
May Secure Mortgage Loans Underlying a Series of Offered
Certificates--Multifamily Rental Properties".

INDUSTRIAL FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

          Thirteen (13) of the mortgaged real properties, which represent security for approximately 5.0% of the initial pool balance and approximately
5.2% of the initial loan group 1 balance, are fee and/or leasehold interests in industrial properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

          For a more detailed discussion of factors uniquely affecting industrial properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A
Discussion of the Various Types of Multifamily and Commercial Properties that
May Secure Mortgage Loans Underlying a Series of Offered
Certificates--Industrial Properties".

SELF STORAGE FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

          Sixty-two (62) of the mortgaged real properties, which represent security for approximately 3.2% of the initial mortgage pool balance and approximately 3.4% of the initial loan group 1 balance, are fee and/or leasehold interests in self storage facility properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

          For a more detailed discussion of factors uniquely affecting self storage facilities, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A
Discussion of the Various Types of Multifamily and Commercial Properties that
May Secure Mortgage Loans Underlying a Series of Offered
Certificates--Warehouse, Mini-Warehouse and Self Storage Facilities".

MANUFACTURED HOUSING COMMUNITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY
REDUCE PAYMENTS ON YOUR CERTIFICATES

          One (1) of the mortgaged real properties, which represents security for approximately 0.5% of the initial mortgage pool balance and approximately
0.5% of the initial loan group 1 balance, is a fee and/or leasehold interest in a manufactured housing community property. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

          For a more detailed discussion of factors uniquely affecting manufactured housing community properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage
Loans--A Discussion of the Various Types of Multifamily and Commercial
Properties that May Secure Mortgage Loans Underlying a Series of Offered
Certificates--Manufactured Housing Communities, Mobile Home Parks and
Recreational Vehicle Parks".

                                      S-58

RISKS ASSOCIATED WITH CONDOMINIUM OWNERSHIP

          Six (6) mortgage loans (loan numbers 11, 29, 46, 53, 127 and 166), representing in the aggregate approximately 3.8% of the initial mortgage pool balance (comprised of five (5) mortgage loans in loan group 1, representing approximately 3.4% of the initial loan group 1 balance, and one (1) mortgage loan in loan group 2, representing approximately 12.4% of the initial loan group
2 balance), are secured by the related borrower's interest in residential and/or commercial condominium units.

          In the case of condominiums, a condominium owner is generally responsible for the payment of common area maintenance charges. In the event those charges are not paid when due, the condominium association may have a lien for those unpaid charges against the owner of the subject condominium unit, and, in some cases, pursuant to the condominium declaration, the lien of the mortgage for a related mortgage loan is subordinate to that lien for unpaid common area maintenance charges. In addition, pursuant to a condominium declaration, the holders of the remaining units may be responsible for common area maintenance charges that remain unpaid by any particular unit holder.

          In the case of condominiums, a board of managers generally has discretion to make decisions affecting the condominium building and there is no assurance that the borrower under a mortgage loan secured by one or more interests in that condominium will have any control over decisions made by the related board of managers. Therefore, decisions made by that board of managers, including regarding assessments to be paid by the unit owners, insurance to be maintained on the condominium building, restoration following a casualty and many other decisions affecting the maintenance of that building, may have an adverse impact on the mortgage loans that are secured by mortgaged real properties consisting of such condominium interests.

          There can be no assurance that the related board of managers will always act in the best interests of the borrower under those mortgage loans.
Further, due to the nature of condominiums, a default on the part of the borrower with respect to such mortgaged real properties will not allow the special servicer the same flexibility in realizing on the collateral as is generally available with respect to commercial properties that are not condominiums. The rights of other unit owners, the documents governing the management of the condominium units and the state and local laws applicable to condominium units must be considered. In addition, in the event of a casualty with respect to the subject mortgaged real property, due to the possible existence of multiple loss payees on any insurance policy covering such mortgaged real property, there could be a delay in the restoration of the mortgaged real property and/or the allocation of related insurance proceeds, if any. Further, notwithstanding a board of managers' contractual obligations to restore common areas and to maintain casualty insurance coverage, insurance proceeds may not be sufficient to restore damaged common areas and unit owners may not have sufficient funds to pay the complete restoration costs.
Consequently, servicing and realizing upon the collateral described above could subject the certificateholders to greater delay, expense and risk than with respect to a mortgage loan secured by a commercial property that is not a condominium.

REPAYMENT OF THE MORTGAGE LOANS DEPENDS ON THE OPERATION OF THE MORTGAGED REAL
PROPERTIEs

          The mortgage loans are secured by mortgage liens on fee and/or leasehold (which may include sub-leasehold) interests in commercial, multifamily and manufactured housing community real property. The risks associated with lending on these types of real properties are inherently different from those associated with lending on the security of single-family residential properties.
This is because, among other reasons, such mortgage loans are often larger and repayment of each of the mortgage loans is dependent on--

          o    the successful operation and value of the mortgaged real
               property; and

          o    the related borrower's ability to sell or refinance the mortgaged real property.

                                      S-59

          See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage
Loan Depends Upon the Performance and Value of the Underlying Real Property,
Which May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There is No Assurance" and "Description of The Trust
Assets--Mortgage Loans--A Discussion of the Various Types of Multifamily and
Commercial Properties That May Secure Mortgage Loans Underlying a Series of
Offered Certificates" in the accompanying prospectus.

THE MORTGAGED REAL PROPERTY WILL BE THE SOLE ASSET AVAILABLE TO SATISFY THE
AMOUNTS OWING UNDER A MORTGAGE LOAN IN THE EVENT OF DEFAULT

          All of the mortgage loans are or should be considered nonrecourse loans. If the related borrower defaults on any of the mortgage loans, only the mortgaged real property (together with any related insurance policies or credit enhancements), and none of the other assets of the borrower, is available to satisfy the debt. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged real property.
Payment at maturity is primarily dependent upon the market value of the mortgaged real property or the borrower's ability to refinance the mortgaged real property. Even if the related loan documents permit recourse to the borrower or a guarantor, the trust may not be able to ultimately collect the amount due under a defaulted mortgage loan. See "Risk Factors--Repayment of a
Commercial or Multifamily Mortgage Loan Depends Upon the Performance and Value
of the Underlying Real Property, Which May Decline Over Time, and the Related
Borrower's Ability to Refinance the Property, of Which There is No Assurance" in
the accompanying prospectus.

LOANS NOT INSURED OR GUARANTEED

          Generally, the mortgage loans will not be an obligation of, or be insured or guaranteed by, us, any governmental entity, any private mortgage insurer, any mortgage loan seller, the underwriters, the master servicer, the special servicer, the trustee, the fiscal agent, any of their respective affiliates or any other person or entity.

          We have not evaluated the significance of the recourse provisions of mortgage loans that may permit recourse against the related borrower or another person in the event of a default. Accordingly, you should assume all of the mortgage loans included are nonrecourse loans, and that recourse in the case of default will be limited to the related mortgaged real property.

RESERVES TO FUND CAPITAL EXPENDITURES MAY BE INSUFFICIENT AND THIS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

          Although many of the mortgage loans require that funds be put aside for specific reserves, certain of the mortgage loans do not require any reserves. We cannot assure you that any such reserve amounts will be sufficient to cover the actual costs of the items for which the reserves were established.
We also cannot assure you that cash flow from the related mortgaged real properties will be sufficient to fully fund the ongoing monthly reserve requirements.

OPTIONS AND OTHER PURCHASE RIGHTS MAY AFFECT VALUE OR HINDER RECOVERY WITH
RESPECT TO THE MORTGAGED REAL PROPERTIES

          The borrower under certain of the mortgage loans (for example, loan numbers 15, 19, 21, 29, 46, 56, 70, 125 and 148) has given to one or more tenants or another person a right of first refusal in the event a sale is contemplated or an option to purchase all or a portion of the related mortgaged real property. These rights, which may not be subordinated to the related mortgage, may impede the lender's ability to sell the related mortgaged real property at foreclosure or after acquiring the mortgaged real property pursuant to foreclosure, or adversely affect the value and/or marketability of the related mortgaged real property. Additionally, the exercise of a

                                      S-60

purchase option may result in the related mortgage loan being prepaid during a period when voluntary prepayments are otherwise prohibited.

INCREASES IN REAL ESTATE TAXES DUE TO TERMINATION OF PAYMENT-IN-LIEU-OF-TAXES OR
OTHER TAX ABATEMENT ARRANGEMENTS MAY REDUCE PAYMENTS TO CERTIFICATEHOLDERS

          In the case of some of the mortgage loans, the related mortgaged real properties may be the subject of municipal payment-in-lieu-of-taxes programs or other tax abatement arrangements, whereby the related borrower pays payments in lieu of taxes that are less than what its tax payment obligations would be absent the program or pays reduced real estate taxes. These programs or arrangements may be scheduled to terminate or provide for significant tax increases prior to the maturity of the related mortgage loans or may require increased payments in the future, in each case resulting in increased payment obligations (which could be substantial) in the form of real estate taxes or increased payments in lieu of taxes, which could adversely impact the ability of the related borrowers to pay debt service on their mortgage loans.

IN SOME CASES, A MORTGAGED REAL PROPERTY IS DEPENDENT ON A SINGLE TENANT OR ON
ONE OR A FEW MAJOR TENANTS

          In the case of 120 mortgaged real properties, securing approximately
43.4% of the initial mortgage pool balance and approximately 45.5% of the initial loan group 1 balance, the related borrower has leased the property to one tenant that occupies 25% or more of the particular property. In the case of
55 of those properties, securing approximately 16.4% of the initial mortgage pool balance and approximately 17.2% of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies 50% or more of the particular property. In the case of 23 mortgaged real properties, securing approximately 7.6% of the initial mortgage pool balance and approximately 8.0% of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies
100% of the particular property. Accordingly, the full and timely payment of each of the related mortgage loans is highly dependent on the continued
operation of the major tenant or tenants, which, in some cases, is the sole tenant, at the mortgaged real property. In addition, the leases of some of these tenants may terminate on or prior to the term of the related mortgage loan. For information regarding the lease expiration dates of significant tenants at the mortgaged real properties, see Annex A-1 to this prospectus supplement. See
"Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan Depends
Upon the Performance and Value of the Underlying Real Property, Which May
Decline Over Time and the Related Borrower's Ability to Refinance the Property,
of Which There is No Assurance" in the accompanying prospectus.

THE FAILURE OF A TENANT WILL HAVE A NEGATIVE IMPACT ON SINGLE TENANT PROPERTIES
AND PROPERTIES WITH TENANT CONCENTRATIONS

          The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, in retail, industrial and office properties may adversely affect the income produced by a mortgaged real property. Under the Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant (absent collateral securing the claim) and the amounts the landlord could claim would be limited. One or more tenants at a particular mortgaged real property may have been the subject of bankruptcy or insolvency proceedings. See "Risk Factors--Bankruptcy Proceedings
Entail Certain Risks" in this prospectus supplement and "Risk Factors--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable--Dependence on a Single Tenant
or a Small Number of Tenants Makes a Property Riskier Collateral" in the
accompanying prospectus.

                                      S-61

          In the case of two (2) mortgage loans (loan numbers 99 and 144), secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as K-Mart - Bishop, CA and Grayson Corners Shopping
Center, respectively, which collectively represent approximately 0.3% of the initial mortgage pool balance and approximately 0.4% of the initial loan group 1 balance, K-Mart is a single tenant (at the mortgaged real property securing loan number 99) and a tenant that represents approximately 93.0% of the net rentable area (at the mortgaged real property securing loan number 144). K-Mart filed for bankruptcy protection in January of 2002 and emerged out of bankruptcy in May of
2003. K-Mart is also a tenant at two (2) of the properties securing the mortgage loan (loan number 1) that we identify on Annex A-1 as being secured by the
Galileo NXL Retail Portfolio: the London Marketplace property, where it represents approximately 56.1% of the net rentable area, and the Shops at Seneca
Mall property, where it represents approximately 35.7% of the net rentable area.
In addition, in the case of one (1) mortgage loan (loan number 1), one of the related mortgaged real properties securing that mortgage loan, which is identified on Annex A-1 as Marketplace at Wycliffe, and represents 6.8% of the initial mortgage pool balance and 7.1% of the initial loan group 1 balance, one of the tenants, Winn-Dixie, is currently subject to bankruptcy proceedings.

CERTAIN ADDITIONAL RISKS RELATING TO TENANTS

          The income from, and market value of, the mortgaged real properties leased to various tenants would be adversely affected if, among other things:

          o    space in the mortgaged real properties could not be leased or re-leased;

          o    substantial re-leasing costs were required and/or the cost of performing landlord obligations under existing leases materially increased;

          o    tenants were unwilling or unable to meet their lease obligations;

          o    a significant tenant were to become a debtor in a bankruptcy case; or

          o    rental payments could not be collected for any other reason.

         Repayment of the mortgage loans secured by retail, office and industrial properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis. Certain of the mortgaged real properties may be leased in whole or in part by government-sponsored tenants who have the right to cancel their leases at any time or for lack of appropriations.
Additionally, mortgaged real properties may have concentrations of leases expiring at varying rates in varying percentages, including single-tenant mortgaged real properties, during the term of the related mortgage loans and in some cases most or all of the leases on a mortgaged real property may expire prior to the related anticipated repayment date or maturity date. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties. Moreover, if a tenant defaults in its obligations to a borrower, the borrower may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the related mortgaged real property.

          Additionally, in certain jurisdictions, if tenant leases are subordinated to the liens created by the mortgage but do not contain attornment provisions (provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure), the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Accordingly, if a mortgaged real property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, such mortgaged real property could experience a further decline in value if such tenants' leases were terminated.

                                      S-62

          Certain of the mortgaged real properties may have tenants that are related to or affiliated with a borrower. In such cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant.

          If a mortgaged real property has multiple tenants, re-leasing expenditures may be more frequent than in the case of mortgaged real properties with fewer tenants, thereby reducing the cash flow available for debt service payments. Multi-tenant mortgaged real properties also may experience higher continuing vacancy rates and greater volatility in rental income and expenses.

RISKS RELATED TO GEOGRAPHIC CONCENTRATION

          Mortgaged real properties located in California, Texas, New York,
Florida, Virginia, Louisiana and North Carolina will represent approximately
20.7%, 7.7%, 7.3%, 6.1%, 5.9%, 5.5% and 5.0%, respectively, by allocated loan amount, of the initial mortgage pool balance (approximately 21.7%, 8.0%, 7.7%,
6.4%, 6.2%, 5.8% and 5.0%, respectively, of the initial loan group 1 balance and, in the case of North Carolina, approximately 4.8% of the initial loan group
2 balance). The inclusion of a significant concentration of mortgage loans that are secured by mortgage liens on real properties located in a particular state makes the overall performance of the mortgage pool materially more dependent on economic and other conditions or events in that state. See "--Impact of Recent
Hurricane Activity May Adversely Affect the Performance of Mortgage Loans" and
"-- Certain State-Specific Considerations" below and "Risk Factors--Geographic
Concentration Within a Trust Exposes Investors to Greater Risk of Default and
Loss" in the accompanying prospectus.

IMPACT OF RECENT HURRICANE ACTIVITY MAY ADVERSELY AFFECT THE PERFORMANCE OF
MORTGAGE LOANS.

          The damage caused by Hurricanes Katrina, Rita and Wilma and related windstorms, floods and tornadoes in areas of Louisiana, Mississippi, Alabama,
Texas and Florida, in the months of August, September and October 2005, may have an adverse economic impact on certain of the mortgaged real properties.
Sixty-six (66) mortgage loans, representing approximately 20.1% of the initial mortgage pool balance, are secured by mortgaged real properties located in
Louisiana, Mississippi, Alabama, Texas and Florida. Although it is too soon to assess the full impact of Hurricanes Katrina, Rita and Wilma on the United
States and local economies, in the short term the effects of the storm are expected to have a material adverse effect on the local economies and income-producing real estate in the affected areas. Areas affected by these hurricanes (in particular, Hurricanes Katrina and Rita) have suffered severe flooding, wind and water damage, loss of population as a result of evacuations, contamination, gas leaks and fire and environmental damage. The devastation caused by Hurricanes Katrina, Rita and Wilma could lead to a general economic downturn, including increased oil prices, loss of jobs, regional disruptions in travel, transportation and tourism and a decline in real-estate related investments, in particular, in the areas located in close proximity to the areas directly affected by the hurricane storms. Specifically, there can be no assurance that displaced residents of the affected areas will return, that the economies in the affected areas will recover sufficiently to support income-producing real estate at pre-Hurricane levels or that the costs of clean-up will not have a material adverse effect on the local, regional or national economies.

          Because of the difficulty in obtaining information about the affected areas, it is not possible at this time to make a complete assessment of the severity of the extent and expected duration of the economic effects of
Hurricanes Katrina, Rita and Wilma on the mortgaged real properties.

          In the case of one (1) mortgage loan (loan number 11), which is secured by the mortgaged real properties identified on Annex A-1 as the Lodgian
Portfolio 4, representing approximately 1.7% of the initial mortgage pool balance and approximately 1.8% of the initial loan group 1 balance, one of the eight (8) hospitality properties securing the mortgage loan and located in
Florida sustained damage from hurricanes in 2004. In the wake of Hurricane
Frances, the property suffered further damage during renovations. The property thereafter closed for

                                      S-63

reconstruction at a total cost of approximately $25,000,000. In 2005, the property sustained approximately $150,000 in damages from Hurricane Wilma. The reconstruction is ninety percent (90%) complete and it is the understanding of the related mortgage loan seller that the property is scheduled to reopen in
December 2005.

CERTAIN STATE-SPECIFIC CONSIDERATIONS

          Fifty-three (53) mortgage loans, representing approximately 20.7% of the initial mortgage pool balance and approximately 21.7% of the initial loan group 1 balance, are located in California. Mortgage loans in California are generally secured by deeds of trust on the related real estate. Foreclosure of a deed of trust in California may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or by judicial foreclosure.
Public notice of either the trustee's sale or the judgment of foreclosure is given for a statutory period of time after which the mortgaged real property may be sold by the trustee, if foreclosed pursuant to the trustee's power of sale, or by court appointed sheriff under a judicial foreclosure. Following a judicial foreclosure sale, the borrower or its successor in interest may, for a period of up to one year, redeem the property. California's "one action rule" requires the lender to exhaust the security afforded under the deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action (if otherwise permitted) against the borrower for recovery of the debt, except in certain cases involving environmentally impaired real property. California courts have held that acts such as an offset of an unpledged account constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Other statutory provisions in
California limit any deficiency judgment (if otherwise permitted) against the borrower following a foreclosure to the amount by which the indebtedness exceeds the fair value at the time of the public sale and in no event greater than the difference between the foreclosure sale price and the amount of the indebtedness. Further, under California law, once a property has been sold pursuant to a power-of-sale clause contained in a deed of trust, the lender is precluded from seeking a deficiency judgment from the borrower or, under certain circumstances, guarantors. California statutory provisions regarding assignments of rents and leases require that a lender whose loan is secured by such an assignment must exercise a remedy with respect to rents as authorized by statute in order to establish its right to receive the rents after an event of default.
Among the remedies authorized by statute is the lender's right to have a receiver appointed under certain circumstances.

THE MORTGAGE POOL WILL INCLUDE MATERIAL CONCENTRATIONS OF BALLOON LOANS AND
LOANS WITH ANTICIPATED REPAYMENT DATES

          Seventy-nine (79) mortgage loans, representing approximately 35.6% of the initial mortgage pool balance (74 mortgage loans in loan group 1, representing approximately 35.6% of the initial loan group 1 balance and five
(5) mortgage loans in loan group 2, representing approximately 36.0% of the initial loan group 2 balance), are balloon loans. In addition, 11 mortgage loans, representing approximately 5.5% of the initial mortgage pool balance and approximately 5.8% of the initial loan group 1 balance, provide material incentives for the related borrower to repay the mortgage loan by an anticipated repayment date prior to maturity. The ability of a borrower to make the required balloon payment on a balloon loan at maturity, and the ability of a borrower to repay a mortgage loan on or before any related anticipated repayment date, in each case depends upon its ability either to refinance the mortgage loan or to sell the mortgaged real property. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including--

          o    the value of the related mortgaged real property;

          o    the level of available mortgage interest rates at the time of sale or refinancing;

          o    the borrower's equity in the mortgaged real property;

          o    the financial condition and operating history of the borrower and the mortgaged real property, tax laws;

                                      S-64

          o    prevailing general and regional economic conditions;

          o    the fair market value of the related mortgaged real property;

          o    reductions in applicable government assistance/rent subsidy programs; and

          o    the availability of credit for loans secured by multifamily or commercial properties, as the case may be.

          Although a mortgage loan may provide the related borrower with incentives to repay the mortgage loan by an anticipated repayment date prior to maturity, the failure of that borrower to do so will not be a default under that mortgage loan. See "Description of the Mortgage Pool--Terms and Conditions of
the Mortgage Loans" in this prospectus supplement and "Risk Factors--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable" in the accompanying prospectus.

THE MORTGAGE POOL WILL INCLUDE SOME DISPROPORTIONATELY LARGE MORTGAGE LOANS AND
GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

          The inclusion in the mortgage pool of one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans can result in losses that are more severe, relative to the size of the mortgage pool, than would be the case if the total balance of the mortgage pool were distributed more evenly. In this regard:

          o    The largest mortgage loan to be included in the trust, secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as the Galileo NXL Retail Portfolio, represents approximately 6.8% of the initial mortgage pool balance. The largest mortgage loan in loan group 1 represents approximately 7.1% of the initial loan group 1 balance and the largest mortgage loan in loan group 2 represents approximately
               24.8% of the initial loan group 2 balance.

          o    The five (5) largest mortgage loans and groups of
               cross-collateralized mortgage loans to be included in the trust represent approximately 25.9% of the initial mortgage pool balance. The five (5) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1 represent approximately 27.2% of the initial loan group 1 balance and the five (5) largest mortgage loans and groups of
               cross-collateralized mortgage loans in loan group 2 represent approximately 70.6% of the initial loan group 2 balance.

          o    The 10 largest mortgage loans and groups of cross-collateralized mortgage loans to be included in the trust represent
               approximately 39.7% of the initial mortgage pool balance. The 10 largest mortgage loans and groups of cross-collateralized
               mortgage loans in loan group 1 represent approximately 41.6% of the initial loan group 1 balance and the 10 largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 2 represent approximately 93.0% of the initial loan group 2 balance.

          See "Description of the Mortgage Pool--General",
"--Cross-Collateralized and Cross-Defaulted Mortgage Loans, Multi-Property
Mortgage Loans and Mortgage Loans with Affiliated Borrowers" and "--Significant
Mortgage Loans" in this prospectus supplement and "Risk Factors--Loan
Concentration Within a Trust Exposes Investors to Greater Risk of Default and
Loss" in the accompanying prospectus.

                                      S-65

THE EXERCISE OF CERTAIN RIGHTS AND POWERS BY THE HOLDERS OF THE PARI PASSU AND
SUBORDINATE COMPANION LOANS OF THE GLENDALE GALLERIA MORTGAGE LOAN MAY CONFLICT
WITH YOUR INTERESTS

          The mortgage loan (loan number 3) secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as the Glendale
Galleria retail property, which we refer to in this prospectus supplement as the
Glendale Galleria trust mortgage loan, has a cut-off date principal balance of
$153,624,512, representing approximately 5.0% of the initial mortgage pool balance and approximately 5.2% of the initial loan group 1 balance. The Glendale
Galleria trust mortgage loan is one of a group of loans, that we refer to as a loan combination, made to the same borrower that are secured by a single mortgage instrument on the same mortgaged real property, which we refer to in this prospectus supplement as the Glendale Galleria loan combination. The other loans in the Glendale Galleria loan combination will not be included in the trust. The payment priorities between these loans are such that--

          o    the Glendale Galleria trust mortgage loan will be pari passu in right of payment with one of the Glendale Galleria non-trust loans, which we refer to in the prospectus supplement as the
               Glendale Galleria pari passu non-trust loan, which has an unpaid principal balance of $125,692,783 as of the cut-off date, and

          o    the Glendale Galleria trust mortgage loan and the Glendale
               Galleria pari passu non-trust loan will generally be senior in right of payment to the remaining Glendale Galleria non-trust loans, which we refer to in this prospectus supplement as the
               Glendale Galleria subordinate non-trust loans, having an
               aggregate unpaid principal balance of $89,815,676, as of the cut-off date.

          The Glendale Galleria non-trust loans will generally be serviced under the pooling and servicing agreement by the master servicer and the special servicer as if they were mortgage loans in the trust. As described under
"Description of the Mortgage Pool-- The Glendale Galleria Loan Combination" in
this prospectus supplement, the holders of the loans making up the Glendale
Galleria loan combination have entered into one or more intercreditor agreements, which include provisions to the following effect--

          o    the holder of the Glendale Galleria pari passu non-trust loan has the right to consult with the master servicer and/or the special servicer with respect to various servicing matters affecting the
               Glendale Galleria loan combination;

          o    the holder of the most junior Glendale Galleria subordinate non-trust loan that has an unpaid principal balance, net of any appraisal reduction amounts allocable to that loan, that is equal to or greater than 25% of its unpaid principal balance (without taking into consideration any applicable appraisal reduction amount), will have the right, directly or through a designee, to advise and direct the special servicer with respect to various servicing matters affecting the Glendale Galleria loan
               combination;

          o    if and for so long as certain specified uncured events of default have occurred and are continuing with respect to the Glendale
               Galleria trust mortgage loan, the holder of the Glendale Galleria pari passu non-trust loan and the holders of the Glendale
               Galleria subordinate non-trust loans have the right to purchase the Glendale Galleria trust mortgage loan from the trust at the purchase price set forth in the applicable Glendale Galleria intercreditor agreement; and

          o    the holders of the Glendale Galleria subordinate non-trust loans have cure rights with respect to the Glendale Galleria trust mortgage loan in certain default scenarios.

          In connection with exercising any of the foregoing rights, the holders of the Glendale Galleria subordinate non-trust loans may have interests that conflict with your interests.

                                      S-66

          See "Description of the Mortgage Pool-- The Loan Combinations-The
Glendale Galleria Loan Combination" and "Servicing of the Mortgage Loans--The
Controlling Class Representative and the Glendale Galleria Controlling Party" in
this prospectus supplement.

THE MORTGAGE POOL WILL INCLUDE LEASEHOLD MORTGAGE LOANS AND LENDING ON A
LEASEHOLD INTEREST IN REAL PROPERTY IS RISKIER THAN LENDING ON THE FEE INTEREST
IN THAT PROPERTY

          In the case of nine (9) mortgaged real properties, representing security for approximately 3.5% of the initial mortgage pool balance and approximately 3.7% of the initial loan group 1 balance the related mortgage constitutes a lien on the related borrower's leasehold interest, but not on the corresponding fee interest, in all or a material portion of the related mortgaged real property, which leasehold interest is subject to a ground lease.
Because of possible termination of the related ground lease, lending on a leasehold interest in a real property is riskier than lending on an actual fee interest in that property notwithstanding the fact that a lender, such as the trustee on behalf of the trust, generally will have the right to cure defaults under the related ground lease. In addition, the terms of certain ground leases may require that insurance proceeds or condemnation awards be applied to restore the property or be paid, in whole or in part, to the ground lessor rather than be applied against the outstanding principal balance of the related mortgage loan. Finally, there can be no assurance that any of the ground leases securing a mortgage loan contain all of the provisions, including a lender's right to obtain a new lease if the current ground lease is rejected in bankruptcy that a lender may consider necessary or desirable to protect its interest as a lender with respect to a leasehold mortgage loan. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Ground Leases" in this prospectus supplement. See also "Risk Factors--Ground Leases Create Risks for
Lenders that Are Not Present When Lending on an Actual Ownership Interest in a
Real Property" and "Legal Aspects of Mortgage Loans--Foreclosure--Leasehold
Considerations" in the accompanying prospectus.

SOME OF THE MORTGAGED REAL PROPERTIES ARE LEGAL NONCONFORMING USES OR LEGAL
NONCONFORMING STRUCTURES

          Some of the mortgaged real properties are secured by a mortgage lien on a real property that is a legal nonconforming use or a legal nonconforming structure. This may impair the ability of the borrower to restore the improvements on a mortgaged real property to its current form or use following a major casualty.

          In addition, certain of the mortgaged real properties that do not conform to current zoning laws may not be legal non-conforming uses or legal non-conforming structures. The failure of a mortgaged real property to comply with zoning laws or to be a legal non-conforming use or legal non-conforming structure may adversely affect market value of the mortgaged real property or the borrower's ability to continue to use it in the manner it is currently being used or may necessitate material additional expenditures to remedy non-conformities.

          In addition, certain of the mortgaged real properties may be subject to certain use restrictions imposed pursuant to reciprocal easement agreements, operating agreements or historical landmark designations. Use restrictions could include, for example, limitations on the character of the improvements or the properties, limitations affecting noise and parking requirements, among other things, and limitations on the borrowers' rights to operate certain types of facilities within a prescribed radius. These limitations could adversely affect the ability of the related borrower to lease the mortgaged real property on favorable terms, thereby adversely affecting the borrower's ability to fulfill its obligations under the related mortgage loan. See "Description of the
Mortgage Pool--Additional Loan and Property Information--Zoning and Building
Code Compliance" in this prospectus supplement and "Risk Factors--Changes in
Zoning May Adversely Affect the Use or Value of a Real Property" in the
accompanying prospectus.

                                      S-67

A BORROWER'S OTHER LOANS MAY REDUCE THE CASH FLOW AVAILABLE TO THE MORTGAGED
REAL PROPERTY WHICH MAY ADVERSELY AFFECT PAYMENT ON YOUR CERTIFICATES; MEZZANINE
FINANCING REDUCES A PRINCIPAL'S EQUITY IN, AND THEREFORE ITS INCENTIVE TO
SUPPORT, A MORTGAGED REAL PROPERTY

          Three (3) mortgage loans (loan numbers 3, 60 and 118), which represent approximately 5.0%, 0.5% and 0.2%, respectively, of the initial mortgage pool balance and approximately 5.9% of the initial loan group 1 balance are each, individually or with one or more other loans that will not be included in the trust, senior loans in multiple loan structures that we refer to as loan combinations. The other loans will not be included in the trust but are secured in each case by the same mortgage instrument on the same mortgaged real property that secures the related trust mortgage loan. See "Description of the Mortgage
Pool--The Loan Combinations" and "Description of the Mortgage Pool--Additional
Loan and Property Information--Additional and Other Financing".

          In the case of five (5) other mortgage loans (loan numbers 22, 47,
114, 131 and 161), collectively representing approximately 1.9% of the initial mortgage pool balance and approximately 2.0% of the initial loan group 1 balance, the related borrower has incurred or is permitted to incur in the future additional debt that is secured by the related mortgaged real property as described under "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing".

          Except as indicated above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by their mortgaged real properties without the lender's consent.

          In the case of 24 of the mortgage loans (loan numbers 2, 3, 4, 5, 8,
12, 20, 24, 26, 27, 32, 51, 57, 62, 64, 69, 73, 79, 84, 87, 88, 100, 131 and
166), representing approximately 30.4% of the initial mortgage pool balance, as described under "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing", direct and indirect equity owners of the related borrower have pledged, or are permitted in the future to pledge, their respective equity interests to secure financing generally referred to as mezzanine debt. Holders of mezzanine debt may have the right to purchase the related borrower's mortgage loan from the trust if certain defaults on the mortgage loan occur and, in some cases, may have the right to cure certain defaults occurring on the related mortgage loan.

          Under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not generally prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers. Also, certain of these borrowers may have already incurred additional debt. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers.

          The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the operation of the mortgaged real property.

          See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" for additional information regarding the subordinate and additional financing permitted to remain in place or to be incurred under the terms of the mortgage loans.

          We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third party holds debt secured by a pledge of an equity interest in a related borrower.

                                      S-68

          Debt that is incurred by an equity owner of a borrower and is the subject of a guaranty of such borrower or is secured by a pledge of the equity ownership interests in such borrower effectively reduces the equity owners'
economic stake in the related mortgaged real property. While the mezzanine lender has no security interest in or rights to the related mortgaged real property, a default under the mezzanine loan could cause a change in control of the related borrower. The existence of such debt may reduce cash flow on the related borrower's mortgaged real property after the payment of debt service and may increase the likelihood that the owner of a borrower will permit the value or income producing potential of a mortgaged real property to suffer by not making capital infusions to support the mortgaged real property.

          When a mortgage loan borrower, or its constituent members, also has one or more other outstanding loans, even if the loans are subordinated or are mezzanine loans not directly secured by the mortgaged real property, the trust is subjected to additional risks. For example, the borrower may have difficulty servicing and repaying multiple loans. Also, the existence of another loan generally will make it more difficult for the borrower to obtain refinancing of the mortgage loan or sell the related mortgaged real property and may thus jeopardize the borrower's ability to make any balloon payment due under the mortgage loan at maturity or to repay the mortgage loan on its anticipated repayment date. Moreover, the need to service additional debt may reduce the cash flow available to the borrower to operate and maintain the mortgaged real property.

          Additionally, if the borrower, or its constituent members, are obligated to another lender, actions taken by other lenders or the borrower could impair the security available to the trust fund. If a junior lender files an involuntary bankruptcy petition against the borrower, or the borrower files a voluntary bankruptcy petition to stay enforcement by a junior lender, the trust's ability to foreclose on the mortgaged real property will be automatically stayed, and principal and interest payments might not be made during the course of the bankruptcy case. The bankruptcy of a junior lender also may operate to stay foreclosure by the trust.

          Further, if another loan secured by the mortgaged real property is in default, the other lender may foreclose on the mortgaged real property, absent an agreement to the contrary, thereby causing a delay in payments and/or an involuntary repayment of the mortgage loan prior to maturity. The trust may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related litigation.

          If the mortgaged real property depreciates for whatever reason, the related borrower's equity is more likely to be wiped out, thereby eliminating the related borrower's incentive to continue making payments on its mortgage loan.

          In addition, in the case of those mortgage loans which require or allow letters of credit to be posted by the related borrower as additional security for the mortgage loan, in lieu of reserves or otherwise, the related borrower may be obligated to pay fees and expenses associated with the letter of credit and/or to reimburse the letter of credit issuer or others in the event of a draw upon the letter of credit by the lender.

          See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this prospectus supplement for a discussion of additional debt with respect to the mortgaged real properties and the borrowers. See also "Risk Factors--Subordinate Debt Increases the Likelihood
That a Borrower Will Default on a Mortgage Loan Underlying Your Offered
Certificates" in the accompanying prospectus.

COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS MAY RESULT IN LOSSES

          A borrower may be required to incur costs to comply with various existing and future federal, state or local laws and regulations applicable to the related mortgaged real property securing a mortgage loan. Examples of these laws and regulations include zoning laws and the Americans with Disabilities Act of 1990, which

                                      S-69

requires all public accommodations to meet certain federal requirements related to access and use by disabled persons. For example, not all of the mortgaged real properties securing the mortgage loans comply with the Americans with
Disabilities Act of 1990. See "Risk Factors--Compliance with the Americans with
Disabilities Act of 1990 May Be Expensive" and "Legal Aspects of Mortgage
Loans--Americans with Disabilities Act" in the accompanying prospectus. The expenditure of such costs or the imposition of injunctive relief, penalties or fines in connection with the borrower's noncompliance could negatively impact the borrower's cash flow and, consequently, its ability to pay its mortgage loan.

MULTIPLE MORTGAGED REAL PROPERTIES ARE OWNED BY THE SAME BORROWER OR AFFILIATED
BORROWERS OR ARE OCCUPIED, IN WHOLE OR IN PART, BY THE SAME TENANT OR AFFILIATED
TENANTS

          Fifteen (15) separate groups of mortgage loans, representing approximately 26.7% of the initial mortgage pool balance are loans made to borrowers that, in the case of each of those groups, are the same or under common control. Mortgaged real properties owned by affiliated borrowers are likely to:

          o    have common management, increasing the risk that financial or other difficulties experienced by the property manager could have a greater impact on the pool of mortgage loans; and

          o    have common general partners or managing members, which could increase the risk that a financial failure or bankruptcy filing would have a greater impact on the pool of mortgage loans.

          See "Description of the Mortgage Pool--Cross-Collateralized and
Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans
with Affiliated Borrowers" in this prospectus supplement.

          In addition, there may be tenants which lease space at more than one mortgaged real property securing mortgage loans. There may also be tenants that are related to or affiliated with a borrower. See Annex A-1 to this prospectus supplement for a list of the three most significant tenants at each of the mortgaged real properties used for retail, office and industrial purposes.

          The bankruptcy or insolvency of, or other financial problems with respect to, any borrower or tenant that is, directly or through affiliation, associated with two or more of the mortgaged real properties could have an adverse effect on all of those properties and on the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans. See "Risk Factors--Repayment of a Commercial or Multifamily
Mortgage Loan Depends Upon the Performance and Value of the Underlying Real
Property, Which May Decline Over Time and the Related Borrower's Ability to
Refinance the Property, of Which There is No Assurance", "--Borrower
Concentration Within a Trust Exposes Investors to Greater Risk of Default and
Loss" and "--Borrower Bankruptcy Proceedings Can Delay and Impair Recovery on a
Mortgage Loan Underlying Your Offered Certificates" in the accompanying prospectus.

THE MORTGAGE LOANS HAVE NOT BEEN REUNDERWRITTEN BY US

          We have not reunderwritten the mortgage loans. Instead, we have relied on the representations and warranties made by the mortgage loan sellers, and the mortgage loan sellers' respective obligations to repurchase, cure or substitute a mortgage loan in the event that a representation or warranty was not true when made and such breach materially and adversely affects the value of the mortgage loan or the interests of the certificateholders. These representations and warranties do not cover all of the matters that we would review in underwriting a mortgage loan and you should not view them as a substitute for reunderwriting the mortgage loans. If we had reunderwritten the mortgage loans, it is possible that the reunderwriting process may have revealed problems with a mortgage loan not covered by representations or warranties given by the mortgage loan sellers.
In addition, we cannot assure you that the mortgage loan sellers will be able to repurchase or substitute a mortgage loan if a

                                      S-70

representation or warranty has been breached. See "Description of the Mortgage
Pool--Representations and Warranties" and "--Repurchases and Substitutions" in
this prospectus supplement.

SOME MORTGAGED REAL PROPERTIES MAY NOT BE READILY CONVERTIBLE TO ALTERNATIVE
USES

          Some of the mortgaged real properties securing the mortgage loans may not be readily convertible to alternative uses if those properties were to become unprofitable for any reason. For example, any vacant theater space would not easily be converted to other uses due to the unique construction requirements of theaters. Three (3) of the mortgaged real properties, which represent security for approximately 5.1% of the initial mortgage pool balance
(comprised of three (3) mortgage loans (loan numbers 4, 35 and 97), secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Louisiana Boardwalk, Signature Pavilion and Mainplace Merced,
respectively), are each secured by a mortgaged real property that includes a multiplex movie theater, that generates a material portion or, in two (2) cases
(loan numbers 35 and 97), consists of the majority of all of the revenue of the subject mortgaged real property. Converting commercial properties to alternate uses generally requires substantial capital expenditures. The liquidation value of any such mortgaged real property consequently may be substantially less than would be the case if the property were readily adaptable to other uses. See
"--Industrial Facilities are Subject to Unique Risks Which May Reduce Payments
on Your Certificates", "--Self Storage Facilities are Subject to Unique Risks
Which May Reduce Payments on Your Certificates" and "--Manufactured Housing
Community Properties are Subject to Unique Risks Which May Reduce Payments on
Your Certificates" in this prospectus supplement.

LENDING ON INCOME-PRODUCING REAL PROPERTIES ENTAILS ENVIRONMENTAL RISKS

          The trust could become liable for a material adverse environmental condition at one of the mortgaged real properties securing the mortgage loans.
Any potential environmental liability could reduce or delay payments on the offered certificates.

          If an adverse environmental condition exists with respect to a mortgaged real property securing a mortgage loan, the trust will be subject to certain risks including the following:

          o    a reduction in the value of such mortgaged real property which may make it impractical or imprudent to foreclose against such mortgaged real property;

          o    the potential that the related borrower may default on the related mortgage loan due to such borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws;

          o    liability for clean-up costs or other remedial actions, which could exceed the value of such mortgaged real property or the unpaid balance of the related mortgage loan; and

          o    the inability to sell the related mortgage loan in the secondary market or to lease such mortgaged real property to potential tenants.

          A third-party consultant conducted an environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to all of the mortgaged real properties for the mortgage loans. If any assessment or update revealed a material adverse environmental condition or circumstance at any mortgaged real property and the consultant recommended action, then, depending on the nature of the condition or circumstance, one of the actions identified under "Description of the Mortgage Pool--Assessments of Property Condition--Environmental
Assessments" in this prospectus supplement, was taken. See "Description of the
Mortgage Pool--Assessments of Property Condition--Environmental Assessments" for
further information regarding these environmental reports, including information regarding the periods during which these environmental reports were prepared.

                                      S-71

          In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint and/or radon. Where these substances were present, the environmental consultant generally recommended, and the related loan documents required, the establishment of an operation and maintenance plan to address the issue or, in some cases involving asbestos-containing materials, an abatement or removal program.

          We cannot assure you that the environmental assessments identified all environmental conditions and risks, that the related borrowers will implement all recommended operations and maintenance plans, that such plans will adequately remediate the environmental condition, or that any environmental indemnity, insurance or escrow will fully cover all potential environmental issues. In addition, the environmental condition of the mortgaged real properties could be adversely affected by tenants or by the condition of land or operations in the vicinity of the properties, such as underground storage tanks.

          See "Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments". Also see "Risk Factors--Environmental
Liabilities Will Adversely Affect the Value and Operation of the Contaminated
Property and May Deter a Lender from Foreclosing" and "Legal Aspects of Mortgage
Loans--Environmental Considerations" in the accompanying prospectus.

LENDING ON INCOME-PRODUCING PROPERTIES ENTAILS RISKS RELATED TO PROPERTY
CONDITION

          Licensed engineers inspected all the mortgaged real properties that secure the mortgage loans, in connection with the originating of such mortgage loans to assess--

          o    the structure, exterior walls, roofing, interior construction, mechanical and electrical systems; and

          o    the general condition of the site, buildings and other
               improvements located at each property.

          The resulting reports may have indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. We, however, cannot assure you that all conditions requiring repair or replacement were identified. No additional property inspections were conducted in connection with the issuance of the offered certificates. See "Description of the Mortgage
Pool--Assessments of Property Condition--Engineering Assessments" for
information regarding the periods during which these engineering reports were prepared. Generally, with respect to many of the mortgaged real properties for which recommended repairs, corrections or replacements were deemed material, the related borrowers were required to deposit with the lender an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to assure their completion. See "Risk
Factors--Risks Related to the Mortgage Loans--Reserves to Fund Capital
Expenditures May Be Insufficient and This May Adversely Affect Payments on Your
Certificates" in this prospectus supplement.

INSPECTIONS AND APPRAISALS PERFORMED ON MORTGAGED REAL PROPERTIES MAY NOT
ACCURATELY REFLECT VALUE OR CONDITION OF MORTGAGED REAL PROPERTIES

          Any appraisal performed with respect to a mortgaged real property represents only the analysis and opinion of a qualified expert and is not a guarantee of present or future value. One appraiser may reach a different conclusion than the conclusion that would be reached if a different appraiser were appraising that property. Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller and, in certain cases, may have taken into consideration the purchase price paid by the borrower. That amount could be significantly higher than the amount obtained from the sale of a mortgaged real property under a distress or liquidation sale.
We cannot assure you that the information set forth in this prospectus supplement regarding appraised values or loan-to-value ratios accurately reflects past, present or future market values of the mortgaged real properties.
See "Description of the Mortgage Pool--Assessments of Property
Condition--Appraisals" in this prospectus supplement for a description of the appraisals that were performed with respect to

                                      S-72

the mortgaged real properties. Any engineering reports or site inspections obtained with respect to a mortgaged real property represents only the analysis of the individual engineers or site inspectors preparing such reports at the time of such report, and may not reveal all necessary or desirable repairs, maintenance or capital improvement items. See "Description of the Mortgage
Pool--Assessments of Property Condition--Property Inspections" and
"--Engineering Assessments" in this prospectus supplement for a description of the engineering assessments and site inspections that were performed with respect to the mortgaged real properties.

FUTURE CASH FLOW AND PROPERTY VALUES ARE NOT PREDICTABLE

          A number of factors, many beyond the control of the property owner, may affect the ability of an income-producing real estate project to generate sufficient net operating income to pay debt service and/or to maintain its value. Among these factors are:

          o    economic conditions generally and in the area of the project;

          o    the age, quality, functionality and design of the property;

          o    the degree to which the property competes with other properties in the area;

          o    changes or continued weakness in specific industry segments;

          o    increases in operating costs;

          o    the willingness and ability of the owner to provide capable property management and maintenance;

          o    the degree to which the property's revenue is dependent upon a single tenant or user, a small group of tenants, tenants
               concentrated in a particular business or industry and the
               competition to any such tenants;

          o    an increase in the capital expenditures needed to maintain the properties or make improvements;

          o    a decline in the financial condition of a major tenant;

          o    the location of a mortgaged real property;

          o    whether a mortgaged real property can be easily converted to alternative uses;

          o    an increase in vacancy rates;

          o    perceptions regarding the safety, convenience and attractiveness of such properties;

          o    vulnerability to litigation by tenants and patrons;

          o    environmental contamination; and

          o    a decline in rental rates as leases are renewed or entered into with new tenants.

          If leases are not renewed or replaced, if tenants default, if rental rates fall and/or if operating expenses increase, the borrower's ability to repay the mortgage loan may be impaired and the resale value of the property, which is substantially dependent upon the property's ability to generate income, may decline. Even if borrowers successfully renew leases or relet vacated space, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, can exceed the amount of any reserves maintained for that purpose and reduce cash from the mortgaged real properties. Although some of the mortgage loans require the borrower to maintain escrows for leasing expenses, there is no guarantee that these reserves will be sufficient. In addition, there are other factors, including changes in zoning or tax laws, the availability of credit for refinancing

                                      S-73

and changes in interest rate levels that may adversely affect the value of a property (and thus the borrower's ability to sell or refinance) without necessarily affecting the ability to generate current income.

          Other factors are more general in nature, such as:

          o    national, regional or local economic conditions (including plant and military installation closings, industry slowdowns and unemployment rates);

          o    local real estate conditions (such as an oversupply of retail space, office space or multifamily housing);

          o    demographic factors;

          o    consumer confidence;

          o    consumer tastes and preferences; and

          o    changes in building codes and other applicable laws.

          The volatility of net operating income will be influenced by many of the foregoing factors, as well as by:

          o    the length of tenant leases;

          o    the creditworthiness of tenants;

          o    in the case of rental properties, the rate at which new rentals occur; and

          o    the property's "operating leverage" (i.e., the percentage of total property expenses in relation to revenue, the ratio of fixed operating expenses to those that vary with revenues and the level of capital expenditures required to maintain the property and to retain or replace tenants).

          A decline in the real estate market or in the financial condition of a major tenant will tend to have a more immediate effect on the net operating income of property with short-term revenue sources, such as short-term or month-to-month leases, and may lead to higher rates of delinquency or defaults.

LIMITATIONS ON ENFORCEABILITY OF CROSS-COLLATERALIZATION; MULTI-PROPERTY
MORTGAGE LOANS

          The mortgage pool will include 23 mortgage loans, representing approximately 36.0% of the initial mortgage pool balance and approximately 37.7%
of the initial loan group 1 balance, that are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are cross-collateralized. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans. These mortgage loans are identified in the tables contained in Annex A-1. The purpose of securing any particular mortgage loan or group of cross-collateralized mortgage loans with multiple real properties is to reduce the risk of default or ultimate loss as a result of an inability of any particular property to generate sufficient net operating income to pay debt service. However, certain of these mortgage loans, as described under "Description of the Mortgage Pool--Cross-Collateralized and
Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans
with Affiliate Borrowers", entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization, subject, in each case, to the fulfillment of one or more specified conditions.

                                      S-74

          Nine (9) mortgage loans referred to in the preceding paragraph, are secured by deeds of trust or mortgages, as applicable, on multiple properties that, through cross-collateralization arrangements, secure the obligations of multiple borrowers. Such multi-borrower arrangements could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of any related borrower if one or more of such borrowers becomes a debtor in a bankruptcy case. Generally, under federal and most state fraudulent conveyance statutes, a lien granted by any such borrower could be voided if a court determines that:

          o    such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured; and

          o    the borrower did not, when it allowed its mortgaged real property to be encumbered by the liens securing the indebtedness
               represented by the other cross-collateralized loans, receive
               "fair consideration" or "reasonably equivalent value" for
               pledging such mortgaged real property for the equal benefit of the other related borrowers.

          We cannot assure you that a lien granted by a borrower on a cross-collateralized loan to secure the mortgage loan of another borrower, or any payment thereon, would not be avoided as a fraudulent conveyance. See
"Description of the Mortgage Pool--Cross-Collateralized and Cross-Defaulted
Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans with Affiliated
Borrowers" and Annex A-1 to this prospectus supplement for more information regarding the cross-collateralized mortgage loans. No mortgage loan is cross-collateralized with a mortgage loan not included in the trust.

          Ten (10) mortgage loans, representing approximately 23.3% of the initial mortgage pool balance and approximately 24.4% of the initial loan group
1 balance, are, in each case, secured by real properties located in two or more states. Foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state. Upon a default under any of these mortgage loans, it may not be possible to foreclose on the related mortgaged real properties simultaneously.

THE BORROWER'S FORM OF ENTITY MAY CAUSE SPECIAL RISKS

          The borrowers may be either individuals or legal entities. Mortgage loans made to legal entities may entail risks of loss greater than those of mortgage loans made to individuals. For example, a legal entity, as opposed to an individual, may be more inclined to seek legal protection from its creditors under the bankruptcy laws. Unlike individuals involved in bankruptcies, various types of entities generally do not have personal assets and creditworthiness at stake. The bankruptcy of a borrower, or a general partner or managing member of a borrower, may impair the ability of the lender to enforce its rights and remedies under the related mortgage.

          The borrowers under three (3) of the mortgage loans (loan numbers 117,
151 and 169) secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Monroe Plaza Shopping Center, Storage Depot and 47
Louise Street, respectively, representing approximately 0.2%, 0.1% and less than
0.1%, respectively, of the initial mortgage pool balance, are not structured to diminish the likelihood of their becoming bankrupt and some of the other borrowers so structured may not satisfy all the characteristics of special purpose entities. Further, some of the borrowing entities may have been in existence and conducting business prior to the origination of the related mortgage loan, may own other property that is not part of the collateral for the mortgage loans and, further, may not have always satisfied all the characteristics of special purpose entities even if they currently do so. The related mortgage documents and/or organizational documents of such borrowers may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity (such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all of its assets, or amend its organizational documents).

                                      S-75

These provisions are designed to mitigate the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

          Borrowers not structured as bankruptcy-remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because such borrowers may be:

          o    operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of
               operating an ongoing business; and

          o    individuals that have personal liabilities unrelated to the property.

          However, any borrower, even an entity structured to be
bankruptcy-remote, as owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

          With respect to those borrowers that are structured as special purposes entities, although the terms of the borrower's organizational documents and/or related loan documents require that the related borrower covenants to be a special purpose entity, in some cases those borrowers are not required to observe all covenants and conditions which typically are required in order for such an entity to be viewed under the standard rating agency criteria as a special purpose entity. For example, in many cases, the entity that is the related borrower does not have an independent director.

          Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your certificates. See "Legal Aspects of Mortgage
Loans--Bankruptcy Laws" in the accompanying prospectus.

RISKS RELATED TO REDEVELOPMENT AND RENOVATION AT THE MORTGAGED PROPERTIES.

          Certain of the mortgaged real properties are properties which are currently undergoing or are expected to undergo redevelopment or renovation in the future. There can be no assurance that current or planned redevelopment or renovation will be completed, that such redevelopment or renovation will be completed in the time frame contemplated, or that, when and if redevelopment or renovation is completed, such redevelopment or renovation will improve the operations at, or increase the value of, the subject property. Failure of any of the foregoing to occur could have a material negative impact on the related mortgage loan, which could affect the ability of the related borrower to repay the related mortgage loan.

          In the event the related borrower fails to pay the costs of work completed or material delivered in connection with such ongoing redevelopment or renovation, the portion of the mortgaged real property on which there are renovations may be subject to mechanic's or materialmen's liens that may be senior to the lien of the related mortgage loan.

          With respect to one (1) mortgage loan (loan number 67), which is secured by the mortgaged real property identified on Annex A-1 as Islands
Village Shopping Center, a portion of the mortgaged real property is leased to
Goodwill Industries of Central Arizona, Inc., the anchor tenant at the property, which is currently building out its space and is not currently in occupancy.
Goodwill is expected to begin paying rent in January 2006. The existence of construction or renovation at a mortgaged property may make such mortgaged property less attractive to tenants or their customers, and accordingly could have a negative effect on net operating income.

                                      S-76

TENANCIES IN COMMON MAY HINDER RECOVERY

          Eighteen (18) of the mortgage loans (loan numbers 20, 21, 22, 28, 39,
47, 48, 49, 54, 67, 69, 75, 113, 114, 124, 131, 146 and 159), representing approximately 8.6% of the initial mortgage pool balance and approximately 9.0%
of the initial loan group 1 balance, have borrowers that own the related mortgaged real properties as tenants-in-common. In addition, some of the mortgage loans may permit the related borrower to convert into a tenant-in-common structure in the future. Generally, in tenant-in-common ownership structures, each tenant-in-common owns an undivided share in the subject real property. If a tenant-in-common desires to sell its interest in the subject real property and is unable to find a buyer or otherwise desires to force a partition, the tenant-in-common has the ability to request that a court order a sale of the subject real property and distribute the proceeds to each tenant-in-common owner proportionally. To reduce the likelihood of a partition action, except as discussed in the paragraph below, each tenant-in-common borrower under the mortgage loan(s) referred to above has waived its partition right. However, there can be no assurance that, if challenged, this waiver would be enforceable or that it would be enforced in a bankruptcy proceeding.

          The enforcement of remedies against tenant-in-common borrowers may be prolonged because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay is reinstated. While a lender may seek to mitigate this risk after the commencement of the first bankruptcy of a tenant-in-common by commencing an involuntary proceeding against the other tenant-in-common borrowers and moving to consolidate all those cases, there can be no assurance that a bankruptcy court would consolidate those separate cases. Additionally, tenant-in-common borrowers may be permitted to transfer portions of their interests in the subject mortgaged real property to numerous additional tenant-in-common borrowers.

          The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans may be special purpose entities and some of those tenants-in-common may be individuals.

BANKRUPTCY PROCEEDINGS ENTAIL CERTAIN RISKS

          Under federal bankruptcy law, the filing of a petition in bankruptcy by or against a borrower will stay the sale of the mortgaged real property owned by that borrower, as well as the commencement or continuation of a foreclosure action. In addition, even if a court determines that the value of the mortgaged real property is less than the principal balance of the mortgage loan it secures, the court may prevent a lender from foreclosing on the mortgaged real property (subject to certain protections available to the lender). As part of a restructuring plan, a court also may reduce the amount of secured indebtedness to the then-current value of the mortgaged real property, which would make the lender a general unsecured creditor for the difference between the then-current value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may: (1) grant a debtor a reasonable time to cure a payment default on a mortgage loan; (2) reduce periodic payments due under a mortgage loan; (3)
change the rate of interest due on a mortgage loan; or (4) otherwise alter the mortgage loan's repayment schedule.

          Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose on the junior lien. Additionally, the borrower's trustee or the borrower, as debtor-in-possession, has certain special powers to avoid, subordinate or disallow debts. In certain circumstances, the claims of the special servicer on behalf of the trust may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy. Under federal bankruptcy law, the lender will be stayed from enforcing a borrower's assignment of rents and leases. Federal bankruptcy law also may interfere with the master servicer's or special servicer's ability to enforce lockbox requirements. The legal proceedings necessary to

                                      S-77

resolve these issues can be time consuming and costly and may significantly delay or diminish the receipt of rents. Rents also may escape an assignment to the extent they are used by the borrower to maintain the mortgaged real property or for other court authorized expenses.

          Additionally, pursuant to subordination agreements for certain of the mortgage loans, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the borrower, and that the holder of the mortgage loan will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. In its decision in In re 203
North LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10,
2000), the United States Bankruptcy Court for the Northern District of Illinois
refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections.

          As a result of the foregoing, the special servicer's recovery on behalf of the trust with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

          Certain of the mortgage loans, for example loan numbers 11, 24, 26,
27, 67 and 81, have a sponsor that has filed for bankruptcy protection in the last ten years. In each case, the related entity or person has emerged from bankruptcy. However, we cannot assure you that those sponsors will not be more likely than other sponsors to utilize their rights in bankruptcy in the event of any threatened action by the lender to enforce its rights under the related loan documents.

LITIGATION OR OTHER LEGAL PROCEEDINGS MAY HAVE ADVERSE EFFECTS ON BORROWERS

          From time to time, there may be legal proceedings pending or threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates, and certain of the borrowers and their affiliates are subject to legal proceedings relating to the business of, or arising out of the ordinary course of business of, the borrowers or their affiliates. It is possible that such litigation may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

          In the case of one (1) mortgage loan (loan number 12), which is secured by the mortgaged real property identified on Annex A-1 as Tharaldson
Portfolio IIIA, representing approximately 1.7% of the initial mortgage pool balance and approximately 1.8% of the initial loan group 1 balance, the sponsor of the mortgage loan and 48 other individuals, together with the Tharaldson
Motels, Inc. Employee Stock Ownership Plan and Trust, are defendants in a breach-of-duty lawsuit filed on December 30, 2004 and generally intended to force the re-formation of the terms and conditions under which the employee stock ownership plan in 1999 acquired and became committed to pay for the controlling interest in Tharaldson Motels, Inc. The plaintiff alleges that the employee stock ownership plan overpaid for its purchase of shares of Tharaldson
Motels, Inc. from Gary Tharaldson and his family members and that proper disclosure was not made in connection with the share purchase. Although currently none of the related borrowers are named in the lawsuit, there can be no assurance that the outcome of such litigation will not have a material adverse affect on the related mortgage loan.

          In the case of one (1) mortgage loan (loan number 81), which is secured by the mortgaged real property identified on Annex A-1 as Marriott
Racine, representing 0.3% of the initial mortgage pool balance and 0.3% of the initial loan group 1 balance, a principal of the related borrower is subject to a personal judgment in the amount

                                      S-78

of $305,860.66 which was entered on or about December 9, 1997 and of which no enforcement has been sought. Pursuant to an undertaking and indemnity agreement the related borrower, guarantors and such principal have agreed to notify the lender in the event of any attempt by the judgment creditor to enforce the judgment.

          In the case of one (1) mortgage loan (loan number 100), which is secured by the mortgaged real property identified on Annex A-1 as Hampton Inn -
College Park, representing 0.2% of the initial mortgage pool balance and 0.2% of the initial loan group 1 balance, the property has been named in a federal discrimination suit, seeking damages of $10,000,000, as a result of an alleged racial discrimination incident that occurred when the related mortgaged real property was owned and managed by another party. The related mortgage loan seller is unaware of any instrument being recorded as a lien against the related mortgaged real property.

          From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generation from, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your certificates.

POOR PROPERTY MANAGEMENT WILL LOWER THE PERFORMANCE OF THE RELATED MORTGAGED
REAL PROPERTY

          The successful operation of a real estate project depends upon the property manager's performance and viability. The property manager is responsible for:

          o    responding to changes in the local market;

          o    planning and implementing the rental structure;

          o    operating the property and providing building services;

          o    managing operating expenses; and

          o    assuring that maintenance and capital improvements are carried out in a timely fashion.

          Properties deriving revenues primarily from short-term sources, such as short-term or month-to-month leases or daily room rentals, are generally more management intensive than properties leased to creditworthy tenants under long-term leases. We make no representation or warranty as to the skills of any present or future managers. In many cases, the property manager is the borrower or an affiliate of the borrower and may not manage properties for non-affiliates. Additionally, we cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.

MORTGAGE LOAN SELLERS MAY NOT BE ABLE TO MAKE A REQUIRED REPURCHASE OR
SUBSTITUTION OF A DEFECTIVE MORTGAGE LOAN

          Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold by such mortgage loan seller to us. Neither we nor any of our affiliates (except, in certain circumstances, for Merrill Lynch Mortgage
Lending, Inc. in its capacity as a mortgage loan seller) are obligated to repurchase or substitute any mortgage loan in connection with either a material breach of any mortgage loan seller's representations and warranties or any material document defects, if such mortgage loan seller defaults on its obligation to do so. We cannot assure you that the mortgage loan sellers will have the financial ability to effect such repurchases or substitutions. Any mortgage loan that is not repurchased or substituted and that is not a
"qualified mortgage" for

                                      S-79

a REMIC may cause the trust fund to fail to qualify as one or more REMICs or cause the trust fund to incur a tax. See "Description of the Mortgage
Pool--Assignment of the Mortgage Loans", "--Representations and Warranties" and
"--Repurchases and Substitutions" in this prospectus supplement and "Description of the Governing Documents--Representations and Warranties with Respect to
Mortgage Assets" in the accompanying prospectus.

ONE ACTION JURISDICTION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO
FORECLOSE ON THE MORTGAGED REAL PROPERTY

          Some states (including California) have laws that prohibit more than one judicial action to enforce a mortgage obligation, and some courts have construed the term judicial action broadly. Accordingly, the special servicer is required to obtain advice of counsel prior to enforcing any of the trust's rights under any of the mortgage loans that include mortgaged real properties where this rule could be applicable. In the case of either a cross-collateralized and cross-defaulted mortgage loan or a multi-property mortgage loan which is secured by mortgaged real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. As a result, the special servicer may incur delay and expense in foreclosing on mortgaged real properties located in states affected by one action rules. See
"--Risks Related to Geographic Concentration" "--Certain State-Specific
Considerations" in this prospectus supplement. See also "Legal Aspects of
Mortgage Loans--Foreclosure--One Action and Security First Rules" in the
accompanying prospectus.

LIMITED INFORMATION CAUSES UNCERTAINTY

          Some of the mortgage loans are loans that were made to enable the related borrower to acquire the related mortgaged real property. Accordingly, for certain of these loans limited or no historical operating information is available with respect to the related mortgaged real properties. As a result, you may find it difficult to analyze the historical performance of those properties.

TAX CONSIDERATIONS RELATED TO FORECLOSURE

          The special servicer, on behalf of the trust, may acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure. Any net income from the operation and management of any such property that is not qualifying "rents from real property", within the meaning of section 856(d) of the Internal Revenue Code of 1986, as amended, and any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of property involved, will subject the trust to federal (and possibly state or local) tax on such income at the highest marginal corporate tax rate (currently 35%), thereby reducing net proceeds available for distribution to certificateholders. The risk of taxation being imposed on income derived from the operation of foreclosed property is particularly present in the case of hotels. The pooling and servicing agreement permits the special servicer to cause the trust to earn "net income from foreclosure property" that is subject to tax if it determines that the net after-tax benefit to certificateholders is greater than another method of operating or net-leasing the subject mortgaged real properties. In addition, if the trust were to acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure, the trust may in certain jurisdictions, particularly in New York or California, be required to pay state or local transfer or excise taxes upon liquidation of such properties. Such state or local taxes may reduce net proceeds available for distribution to the certificateholders. See "Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

                                      S-80

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO PROPERTY MANAGERS, THE BORROWERS
AND THE MORTGAGE LOAN SELLERS

          Property managers and borrowers may experience conflicts of interest in the management and/or ownership of the mortgaged real properties securing the mortgage loans because:

          o    a substantial number of the mortgaged real properties are managed by property managers affiliated with the respective borrowers;

          o    the property managers also may manage and/or franchise additional properties, including properties that may compete with the mortgaged real properties; and

          o    affiliates of the property managers and/or the borrowers, or the property managers and/or the borrowers themselves, also may own other properties, including competing properties.

          Further, certain mortgage loans may have been refinancings of debt previously held by a mortgage loan seller or an affiliate of one of the mortgage loan sellers and/or the mortgage loan sellers or their affiliates may have or have had equity investments in the borrowers or mortgaged real properties under certain of the mortgage loans. Each of the mortgage loan sellers and its affiliates have made and/or may make loans to, or equity investments in, or otherwise have business relationships with, affiliates of borrowers under the mortgage loans. For example, in the case of the two (2) mortgage loans secured by the mortgaged real properties identified on Annex A-1 as Paramus-Medical and
International Home Furnishings Center, respectively, which collectively represent approximately 3.6% of the initial mortgage pool balance and approximately 3.7 % of the initial loan group 1 balance, the holder of the related mezzanine debt secured by a principal's interest in the related borrower is the related mortgage loan seller, which relationship could represent a conflict of interest.

THE ABSENCE OF OR INADEQUACY OF INSURANCE COVERAGE ON THE PROPERTY MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

          All of the mortgage loans require the related borrower to maintain, or cause to be maintained, property insurance (which, in some cases, is provided by allowing a tenant to self-insure). However, the mortgaged real properties that secure the mortgage loans may suffer casualty losses due to risks that are not covered by insurance or for which insurance coverage is not adequate or available at commercially reasonable rates. In addition, some of those mortgaged real properties are located in California, Florida, Texas and Louisiana and in other coastal areas of certain states, which are areas that have historically been at greater risk of acts of nature, including earthquakes, hurricanes and floods. The mortgage loans generally do not require borrowers to maintain earthquake, hurricane or flood insurance and we cannot assure you that borrowers will attempt or be able to obtain adequate insurance against such risks. See
"--Impact of Recent Hurricane Activity May Adversely Affect the Performance of
Mortgage Loans" above.

          Moreover, if reconstruction or major repairs are required following a casualty, changes in laws that have occurred since the time of original construction may materially impair the borrower's ability to effect such reconstruction or major repairs or may materially increase the cost thereof.

          After the terrorist attacks of September 11, 2001, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In response to this situation, Congress enacted the
Terrorism Risk Insurance Act of 2002 (TRIA), which established a three-year federal back-stop program under which the federal government and the insurance industry share in the risk of loss associated with certain future terrorist attacks. Pursuant to the provisions of TRIA, (a) qualifying insurers must offer terrorism insurance coverage in all property and casualty insurance policies on terms not materially different than terms applicable to other losses, (b) the federal government will reimburse insurers 90% of amounts paid on claims, in excess of a specified deductible, provided that aggregate property and casualty insurance losses resulting from an act of

                                      S-81

terrorism exceed $5,000,000, (c) the federal government's aggregate insured losses are limited to $100 billion per program year, (d) reimbursement to insurers will require a claim based on a loss from a terrorist act (as specifically defined under TRIA), (e) to qualify for reimbursement, an insurer must have previously disclosed to the policyholder the premium charged for terrorism coverage and its share of anticipated recovery for insured losses under the federal program, and (f) the federal program by its terms terminates
(unless extended by Congressional action) December 31, 2005.

          In a recently issued (June 30, 2005) report on terrorism insurance, the U.S. Treasury Department concluded that the short term effect of non-renewal or non-extension of TRIA would be a decrease in the availability of terrorism coverage, higher costs for policies that could be purchased, and consequently less coverage being taken up in the market. It further concluded, however, that over time the private sector would develop additional capacity by tapping into the capital markets and employing risk transfer mechanisms. Prior to the terrorist attacks in London in July, the Bush administration had stated that it would only support extending TRIA if changes were made to the law to increase the magnitude of the events that would trigger coverage under TRIA, increase deductibles and co-payments, and eliminate some lines of insurance altogether.
The London terrorist attacks have reinvigorated the debate over extension of
TRIA, with many insurers and reinsurers asserting a need to extend TRIA's back stop provisions. In addition, proposals for replacing TRIA, including a proposal to create a pool into which participating insurers would deposit a part of their written premiums, are being considered. Whether or not Congress will act prior to December 2005, and the nature and extent of any actions it may take with respect to TRIA, remain to be seen; there can be no assurance that TRIA will be extended, nor that alternative terrorism legislation will be enacted.

          TRIA only applies to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts of purely domestic terrorism. Further, any such attack must be certified as an "act of terrorism" by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude from coverage under their policies losses resulting from terrorist acts not covered by the act. Moreover, TRIA's deductible and copayment provisions still leave insurers with high potential exposure for terrorism-related claims.
Because nothing in TRIA prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high.

          IF THE FEDERAL INSURANCE BACK-STOP PROGRAM REFERRED TO ABOVE IS NOT
EXTENDED OR RENEWED, PREMIUMS FOR TERRORISM INSURANCE COVERAGE WILL LIKELY
INCREASE AND/OR THE TERMS OF SUCH INSURANCE MAY BE MATERIALLY AMENDED TO ENLARGE
STATED EXCLUSIONS OR TO OTHERWISE EFFECTIVELY DECREASE THE SCOPE OF COVERAGE
AVAILABLE (PERHAPS TO THE POINT WHERE IT IS EFFECTIVELY NOT AVAILABLE). IN
ADDITION, TO THE EXTENT THAT ANY POLICIES CONTAIN "SUNSET CLAUSES" (I.E.,
CLAUSES THAT VOID TERRORISM COVERAGE IF THE FEDERAL INSURANCE BACKSTOP PROGRAM
IS NOT RENEWED), THEN SUCH POLICIES MAY CEASE TO PROVIDE TERRORISM INSURANCE
COVERAGE UPON THE EXPIRATION OF THE FEDERAL INSURANCE BACKSTOP PROGRAM.

          We cannot assure you that all of the mortgaged real properties will be insured against the risks of terrorism and similar acts. As a result of any of the foregoing, the amount available to make distributions on your certificates could be reduced.

          The master servicer, with respect to each of the mortgage loans, including specially serviced mortgage loans, and the special servicer, with respect to mortgaged real properties acquired through foreclosure, which we refer to in this prospectus supplement as REO property, will be required to use reasonable efforts, consistent with the servicing standard under the pooling and servicing agreement, to cause each borrower to maintain for the related mortgaged real property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein which are to be obtained from an insurer meeting the requirements of

                                      S-82

the applicable loan documents. Notwithstanding the foregoing, the master servicer and the special servicer will not be required to maintain, and will not be required to cause a borrower to be in default with respect to the failure of the related borrower to obtain, all-risk casualty insurance that does not contain any carve-out for terrorist or similar acts, if and only if the special servicer has determined in accordance with the servicing standard under the pooling and servicing agreement (and other consultation with the controlling class representative) that either--

          o    such insurance is not available at commercially reasonable rates, and such hazards are not commonly insured against by prudent owners of properties similar to the mortgaged real property and located in or around the region in which such mortgaged real property is located, or

          o    such insurance is not available at any rate.

          If the related loan documents do not expressly require insurance against acts of terrorism, but permit the lender to require such other insurance as is reasonable, the related borrower may challenge whether maintaining insurance against acts of terrorism is reasonable in light of all the circumstances, including the cost. The master servicer's efforts to require such insurance may be further impeded if the originating lender did not require the subject borrower to maintain such insurance, regardless of the terms of the related loan documents.

          If a borrower is required, under the circumstances described above, to maintain insurance coverage with respect to terrorist or similar acts, the borrower may incur higher costs for insurance premiums in obtaining that coverage which would have an adverse effect on the net cash flow of the related mortgaged real property.

          Most of the mortgage loans specifically require terrorism insurance, but such insurance may be required only to the extent it can be obtained for premiums less than or equal to a "cap" amount specified in the related loan documents, only if it can be purchased at commercially reasonable rates and/or only with a deductible at a certain threshold.

          Additionally, there can be no assurance that mortgaged real properties currently covered by terrorism insurance will continue to be so covered or that the coverage is, or will remain, adequate. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Hazard, Liability and Other
Insurance" in this prospectus supplement.

          With respect to one (1) mortgage loan (loan number 127), representing approximately 0.2% of the initial mortgage pool balance and 0.2% of the initial loan group 1 balance, the requirement that the borrower maintain insurance against terrorist acts has been waived. In the case of one (1) mortgage loan
(loan number 57), which represents approximately 0.5% of the initial mortgage pool balance and approximately 0.5% of the initial loan group 1 balance, the related mortgage loan documents do not require the borrower to obtain terrorism insurance.

          Any losses incurred with respect to the mortgage loans due to uninsured risks or insufficient hazard insurance proceeds could adversely affect distributions on your certificates.

          If such casualty losses are not covered by standard casualty insurance policies and the loan documents do not specifically require the borrowers to obtain this form of coverage, then in the event of a casualty, the amount available to make distributions on your offered certificates could be reduced.

          OTHER LOAN-SPECIFIC CONSIDERATIONS

          In the case of one (1) mortgage loan (loan number 46), which is secured by the mortgaged real property identified on Annex A-1 as Lindell
Towers, representing approximately 0.6% of the initial mortgaged pool balance, a related borrower owns the mortgaged real property in fee and leases the property to a limited partnership, under a master lease. The master lease was structured to let the limited partner of the master lessee

                                      S-83

claim the rehabilitation tax credit ("RTC") under Section 47 of the Internal
Revenue Code of 1986, for which the related property qualified and which was certified and placed in service in 2004. The RTC is subject to recapture upon the occurrence of certain events within 60 months immediately following the placed-in service date for the mortgage property, including, the transfer, reduction or termination of the limited partner's interests in the master lessee, the transfer, reduction or termination of the master lessee's interest in the subject property, the irreparable destruction of the subject property, and the removal of the subject property from the National Register by the
National Park Service or a determination by the National Park Service that the building no longer contributes to a Registered Historic District. In the event of a recapture, the income tax of the limited partner would be increased by a designated percentage of the RTC claimed, based on how long the subject property had been in service. The Mortgage lender has executed a subordination, limited non-disturbance, and attornment agreement, whereby mortgage lender agrees not to disturb the master lessee's interest in the subject property upon foreclosure, unless mortgage lender determines that: (i) an event of default has occurred and is continuing under the master lease; (ii) a monetary event of default by related borrower or its affiliates has occurred and is continuing under the related loan documents; or (iii) upon the occurrence of any default under the related loan documents not enumerated in clause (ii) above, the limited partner has replaced master lessee's general partner with an entity that is not affiliated with the related borrower. Notwithstanding the foregoing, such non-disturbance is effective only until the date which is 60 months immediately following the placed-in service date for the mortgaged property.

              CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT

          From time to time we use capitalized terms in this prospectus supplement. Each of those capitalized terms will have the meaning assigned to it in the glossary attached to this prospectus supplement.

                           FORWARD-LOOKING STATEMENTS

          This prospectus supplement and the accompanying prospectus includes the words "expects", "intends", "anticipates", "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond our control and the control of any other person or entity related to this offering.
The forward-looking statements made in this prospectus supplement are accurate as of the date stated on the cover of this prospectus supplement. We have no obligation to update or revise any forward-looking statement.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

          We intend to include the 169 mortgage loans identified on Annex A-1 to this prospectus supplement in the trust. The mortgage pool consisting of those loans will have an initial mortgage pool balance of $3,073,738,028. However, the actual initial mortgage pool balance may be as much as 5.0% smaller or larger than such amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Changes in Mortgage Pool Characteristics" below.

          For purposes of making distributions with respect to the class A-1,
A-1D, A-2, A-3, A-4, A-SB, A-5 and A-1A certificates and the class A-4FL REMIC
II regular interest, as described under "Description of the Offered

                                      S-84

Certificates", the pool of mortgage loans will be deemed to consist of two loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 156 mortgage loans, representing approximately 95.4% of the initial mortgage pool balance that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 13 mortgage loans, representing approximately 4.6% of the initial mortgage pool balance, that are secured by multifamily properties (representing approximately 57.8% of all the mortgage loans secured by multifamily properties). Annex A-1 to this prospectus supplement indicates the loan group designation for each mortgage loan.

          The initial mortgage pool balance will equal the total cut-off date principal balance of the mortgage loans included in the trust. The initial loan group 1 balance and the initial loan group 2 balance will equal the cut-off date principal balance of the mortgage loans in loan group 1 and loan group 2, respectively. The cut-off date principal balance of any mortgage loan is equal to its unpaid principal balance as of the cut-off date, after application of all monthly debt service payments due with respect to the mortgage loan on or before that date, whether or not those payments were received. The cut-off date principal balance of each mortgage loan is shown on Annex A-1 to this prospectus supplement. The cut-off date principal balances of all the mortgage loans in the trust range from $299,242 to $208,000,000, and the average of those cut-off date principal balances is $18,187,799; the cut-off date principal balances of the mortgage loans in loan group 1 range from $299,242 to $208,000,000, and the average of those cut-off date principal balances is $18,800,000; and the cut-off date principal balances of the mortgage loans in loan group 2 range from
$2,125,000 to $35,000,000, and the average of those cut-off date principal balances is $10,841,391.

          When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust and do not, unless the context otherwise indicates, include the Non-Trust Loans, which will not be included in the trust.

          Each of the mortgage loans is an obligation of the related borrower to repay a specified sum with interest. Each of those mortgage loans is evidenced by a promissory note and secured by a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily and manufactured housing community mortgaged real properties. That mortgage lien will be a first priority lien, subject only to Permitted
Encumbrances.

          You should consider each of the mortgage loans to be a nonrecourse obligation of the related borrower. You should anticipate that, in the event of a payment default by the related borrower, recourse will be limited to the corresponding mortgaged real property or properties for satisfaction of that borrower's obligations. In those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not undertaken an evaluation of the financial condition of any of these persons. None of the mortgage loans will be insured or guaranteed by any governmental entity or by any other person.

          We provide in this prospectus supplement a variety of information regarding the mortgage loans. When reviewing this information, please note that--

          o    all numerical information provided with respect to the mortgage loans is provided on an approximate basis;

          o    all cut-off date principal balances assume the timely receipt of the scheduled payments for each mortgage loan and that no
               prepayments occur prior to the cut-off date;

          o    all weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances; the initial mortgage pool balance will equal the total cut-off date principal balance of the entire mortgage pool, and the initial loan group 1 balance and the initial loan group 2 balance will each equal the total cut-off date principal balance of the mortgage loans in the subject loan group; we show the

                                      S-85

               cut-off date principal balance for each of the mortgage loans on
               Annex A-1 to this prospectus supplement;

          o    when information with respect to the mortgage loans is expressed as a percentage of the initial mortgage pool balance, the
               percentages are based upon the cut-off date principal balances of the subject mortgage loans;

          o    when information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal
               balances of the related mortgage loans;

          o    if any mortgage loan is secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among the individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real
               properties, including the subject individual property, securing that mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the related mortgaged real
               properties, including the subject individual property, securing that mortgage loan and (iii) an allocated loan balance specified in the related loan documents;

          o    unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property, in which cases, the Glendale Galleria Pari Passu Non-Trust Loan is taken into account), statistical information presented in this prospectus supplement with respect to the Glendale Galleria Trust
               Mortgage Loan excludes the related Non-Trust Loans;

          o    unless specifically indicated otherwise, statistical information presented in this prospectus supplement with respect to any mortgage loan that is part of an A/B Loan Combination excludes the related junior Non-Trust Loans;

          o    statistical information regarding the mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date, which may result in the initial mortgage pool balance being as much as 5% larger or smaller than indicated;

          o    the sum of numbers presented in any column within a table may not equal the indicated total due to rounding; and

          o    when a mortgage loan is identified by loan number, we are
               referring to the loan number indicated for that mortgage loan on
               Annex A-1 to this prospectus supplement.

CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS, MULTI-PROPERTY MORTGAGE
LOANS AND MORTGAGE LOANS WITH AFFILIATED BORROWERS

          The mortgage pool will include 23 mortgage loans, representing approximately 36.0% of the initial mortgage pool balance and approximately 37.7%
of the initial loan group 1 balance, that are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are cross-collateralized. These mortgage loans are identified in the tables contained in Annex A-1. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which

                                      S-86

proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

          Twenty (20) of the mortgage loans referred to in the prior paragraph entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization and cross-default provisions, subject, in each case, to the fulfillment of one or more of the following conditions--

          o    the pay down or defeasance of the mortgage loan(s) in an amount equal to a specified percentage, which is usually 110% to 125%
               (but could be as low as 100% in certain cases), of the portion of the total loan amount allocated to the property or properties to be released;

          o    the satisfaction of certain criteria set forth in the related loan documents;

          o    the satisfaction of certain leasing goals or other performance tests;

          o    the satisfaction of debt service coverage and/or loan-to-value tests for the property or properties that will remain as
               collateral; and/or

          o    receipt by the lender of confirmation from each applicable rating agency that the action will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

          For additional information relating to mortgaged real properties that secure an individual multi-property mortgage loan or a group of cross-collateralized mortgage loans, see Annex A-1 to this prospectus supplement.

          The table below shows each group of mortgaged real properties that:

          o    are owned by the same or affiliated borrowers; and

          o    secure in total two or more mortgage loans that are not
               cross-collateralized and that represent in the aggregate at least
               1% of the initial mortgage pool balance.

                                                 NUMBER OF STATES         AGGREGATE       % OF INITIAL
                                               WHERE THE PROPERTIES      CUT-OFF DATE       MORTGAGE
GROUP               PROPERTY NAMES                ARE LOCATED(1)      PRINCIPAL BALANCE   POOL BALANCE
-----   ------------------------------------   --------------------   -----------------   ------------

  1     Galileo NXL Retail Portfolio and
           Westminster City Center(2)                   14                255,000,000          8.3
        Galileo NXL Retail Portfolio 2                   9                 99,000,000          3.2
                                                                         ------------         ----
        TOTAL                                                            $354,000,000         11.5%
                                                                         ============         ====
  2     Branbury Apartments                              1                 20,000,000          0.7
        Chase Village Apartments                         1                 35,000,000          1.1
                                                                         ------------         ----
        TOTAL                                                            $ 55,000,000          1.8%
                                                                         ============         ====
  3     First Energy Office Building                     1                 26,945,400          0.9
        Carmel Woods                                     1                 16,243,944          0.5
                                                                         ------------         ----
        TOTAL                                                            $ 43,189,343          1.4%
                                                                         ============         ====
  4     Cornerstone Center                               1                  7,750,000          0.3
        Green Valley Technical Plaza                     1                 15,000,000          0.5
        Wal-Mart - Villa Rica                            1                 11,000,000          0.4
        K-Mart - Bishop, CA                              1                  6,627,945          0.2
                                                                         ------------         ----
        TOTAL                                                            $ 40,377,945          1.3%
                                                                         ============         ====

                                      S-87

                                                 NUMBER OF STATES         AGGREGATE       % OF INITIAL
                                               WHERE THE PROPERTIES      CUT-OFF DATE       MORTGAGE
GROUP               PROPERTY NAMES                ARE LOCATED(1)      PRINCIPAL BALANCE   POOL BALANCE
-----   ------------------------------------   --------------------   -----------------   ------------

  5     Massapequa Shopping Center Portfolio             1                 24,000,000          0.8
        Bridgeview Plaza                                 1                 10,000,000          0.3
                                                                         ------------         ----
        TOTAL                                                            $ 34,000,000          1.1%
                                                                         ============         ====
  6     Fountain Square                                  1                 23,360,000          0.8
        Shallowford Exchange                             1                  8,000,000          0.3
                                                                         ------------         ----
        TOTAL                                                            $ 31,360,000          1.0%
                                                                         ============         ====

----------
(1)  Total represents number of states where properties within the subject group are located.

(2)  The Galileo NXL Retail Portfolio is cross-collateralized with Westminster
     City Center.

TERMS AND CONDITIONS OF THE MORTGAGE LOANS

          Due Dates. One hundred one (101) of the mortgage loans, representing
65.7% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the first day of each month. Sixty-eight (68) of the mortgage loans, representing 34.3% of the initial mortgage pool balance, provide for monthly debt-service payments to be due on the 8th day of each month.

          Mortgage Rates; Calculations of Interest. In general, each of the mortgage loans bears interest at a mortgage interest rate that, in the absence of default, is fixed until maturity. However, as described below under "--ARD
Loans", each of those mortgage loans that has an anticipated repayment date will accrue interest after that date at a rate that is in excess of its mortgage interest rate prior to that date, but the additional interest will not be payable until the entire principal balance of the subject mortgage loan has been paid in full.

          The mortgage interest rate for each of the mortgage loans is shown on
Annex A-1 to this prospectus supplement. The mortgage interest rates of the mortgage loans range from 4.6250% per annum to 6.5770% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.2788%
per annum. The mortgage interest rates of the mortgage loans in loan group 1 range from 4.6250% to 6.5770% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.2800% per annum. The mortgage interest rates of the mortgage loans in loan group 2 range from 5.0000%
to 5.8750% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.2540% per annum.

          Except in the case of mortgage loans with anticipated repayment dates, none of the mortgage loans provides for negative amortization or for the deferral of interest.

          One hundred sixty-seven (167) of the mortgage loans, representing approximately 98.9% of the initial mortgage pool balance (154 mortgage loans in loan group 1, representing approximately 98.8% of the initial loan group 1 balance, and 13 mortgage loans in loan group 2, representing approximately
100.0% of the initial loan group 2 balance), will accrue interest on the basis of the actual number of days elapsed during each one-month accrual period in a year of 360 days, and two (2) of the mortgage loans, representing approximately
1.1% of the initial mortgage pool balance and approximately 1.2% of the initial loan group 1 balance, will accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

          Partial Interest-Only Balloon Loans. Sixty-six (66) of the mortgage loans, representing approximately 39.1% of the initial mortgage pool balance (61 mortgage loans in loan group 1, representing approximately 40.0% of the initial loan group 1 balance and five (5) mortgage loans in loan group 2, representing approximately 20.3%

                                      S-88

of the initial loan group 2 balance), provide for the payment of interest only to be due on each due date until the expiration of a designated interest-only period, and the amortization of principal commencing on the due date following the expiration of such interest-only period on the basis of an amortization schedule that is significantly longer than the remaining term to stated
maturity, with a substantial payment of principal to be due on the maturity date.

          Interest-Only Balloon Loans. Twelve (12) of the mortgage loans, representing approximately 19.6% of the initial mortgage pool balance (nine (9)
mortgage loans in loan group 1, representing approximately 18.4% of the initial loan group 1 balance and three (3) mortgage loans in loan group 2, representing approximately 43.8% of the initial loan group 2 balance), require the payment of interest only for the entire term of the subject mortgage loan and the payment of all principal on the maturity date.

          One (1) of the 12 mortgage loans (loan number 41) referred to above, which is secured by the mortgaged real property identified on Annex A-1 as
Branbury Apartments, representing approximately 0.7% of the initial mortgage pool balance and approximately 14.2% of the initial loan group 2 balance, requires interest-only payments for a specified period but provides the related borrower the option of extending the interest-only payments for the entire term of the mortgage loan if a new appraisal of the mortgaged real property reflects a loan-to-value ratio of 70% or less and a debt service coverage ratio of 1.25:1 is achieved.

          Amortizing Balloon Loans. Seventy-nine (79) of the mortgage loans, representing approximately 35.6% of the initial mortgage pool balance (74 mortgage loans in loan group 1, representing approximately 35.6% of the initial loan group 1 balance and five (5) mortgage loans in loan group 2, representing approximately 36.0% of the initial loan group 2 balance), are characterized by--

          o    an amortization schedule that is significantly longer than the actual term of the subject mortgage loan; and

          o    a substantial payment being due with respect to the subject mortgage loan on its stated maturity date.

          These 79 mortgage loans do not include any of the subject mortgage loans described under "--Partial Interest-Only Balloon Loans" and
"--Interest-Only Balloon Loans" above.

          ARD Loans. Eleven (11) of the mortgage loans, representing approximately 5.5% of the initial mortgage pool balance and approximately 5.8%
of the initial loan group 1 balance, are characterized by the following features:

          o    a maturity date that is more than 20 years following origination;

          o    the designation of an anticipated repayment date that is
               generally 5-10 years following origination; the anticipated repayment date for each such mortgage loan is listed on Annex A-1 to this prospectus supplement;

          o    the ability of the related borrower to prepay the mortgage loan, without restriction, including without any obligation to pay a prepayment premium or a yield maintenance charge, at any time on or after a date that is generally one to six months prior to the related anticipated repayment date;

          o    until its anticipated repayment date, the calculation of interest at its initial mortgage interest rate;

          o    from and after its anticipated repayment date, the accrual of interest at a revised annual rate that will be in excess of its initial mortgage interest rate;

                                      S-89

          o    the deferral of any additional interest accrued with respect to the mortgage loan from and after the related anticipated
               repayment date at the difference between its revised mortgage interest rate and its initial mortgage interest rate. This post-anticipated repayment date additional interest may, in some cases, compound at the new revised mortgage interest rate. Any post-anticipated repayment date additional interest accrued with respect to the mortgage loan following its anticipated repayment date will not be payable until the entire principal balance of the mortgage loan has been paid in full; and

          o    from and after its anticipated repayment date, the accelerated amortization of the mortgage loan out of any and all monthly cash flow from the corresponding mortgaged real property which remains after payment of the applicable monthly debt service payments, permitted operating expenses, capital expenditures and/or funding of any required reserves. These accelerated amortization payments and the post-anticipated repayment date additional interest are considered separate from the monthly debt service payments due with respect to the mortgage loan.

          Three (3) of the above-identified 11 ARD loans, representing approximately 3.5% of the initial mortgage pool balance and approximately 3.6%
of the initial loan group 1 balance, require the payment of interest only until the expiration of a designated period and the payment of principal following the interest only period.

          As discussed under "Ratings" in this prospectus supplement, the ratings on the respective classes of offered certificates do not represent any assessment of whether any mortgage loan having an anticipated repayment date will be paid in full by its anticipated repayment date or whether and to what extent post-anticipated repayment date additional interest will be received.

          In the case of each of such mortgage loans, the related borrower has agreed to enter into a cash management agreement prior to the related anticipated repayment date if it has not already done so. The related borrower or the manager of the corresponding mortgaged real property will be required under the terms of that cash management agreement to deposit or cause the deposit of all revenue from that property received after the related anticipated repayment date into a designated account controlled by the lender under such mortgage loan.

          Any amount received in respect of additional interest payable on the
ARD Loans will be distributed to the holders of the class Z certificates.
Generally, additional interest will not be included in the calculation of the mortgage interest rate for a mortgage loan, and will only be paid after the outstanding principal balance of the mortgage loan together with all interest thereon at the mortgage interest rate has been paid. With respect to such mortgage loans, no prepayment premiums or yield maintenance charges will be due in connection with any principal prepayment after the anticipated repayment date.

          Fully Amortizing Loans. One (1) of the mortgage loans, representing approximately 0.2% of the initial mortgage pool balance and approximately 0.2%
of the initial loan group 1 balance, is characterized by--

          o    constant monthly debt service payments throughout the substantial term of the mortgage loans; and

          o    amortization schedules that are approximately equal to the actual terms of the mortgage loans.

          This fully amortizing loan has neither--

          o    an anticipated repayment date; nor

          o    the associated repayment incentives.

          Recasting of Amortization Schedules. Some of the mortgage loans will, in each case, provide for a recast of the amortization schedule and an adjustment of the monthly debt service payments on the mortgage loan upon

                                      S-90

application of specified amounts of condemnation proceeds or insurance proceeds to pay the related unpaid principal balance.

          Voluntary Prepayment Provisions. In general (except as described below), at origination, the mortgage loans provided for a prepayment lock-out period, during which voluntary principal prepayments were prohibited, followed by:

          o    a prepayment consideration period during which voluntary
               prepayments must be accompanied by prepayment consideration, followed by an open prepayment period, during which voluntary principal prepayments may be made without any prepayment
               consideration; or

          o    an open prepayment period, during which voluntary principal prepayments may be made without any prepayment consideration.

          All of the mortgage loans permit voluntary prepayment without payment of a yield maintenance charge or prepayment premium at any time during the final one to seven payment periods prior to the stated maturity date or anticipated repayment date. Additionally, none of the mortgage loans with anticipated repayment dates requires a yield maintenance charge after the anticipated repayment date.

          The prepayment terms of each of the mortgage loans are more particularly described in Annex A-1 to this prospectus supplement.

          As described below under "--Defeasance Loans", most of the mortgage loans (146 mortgage loans in loan group 1, representing approximately 94.1% of the initial loan group 1 balance, and thirteen (13) mortgage loans in loan group
2, representing approximately 100.0% of the initial loan group 2 balance) will permit the related borrower to obtain a full or partial release of the corresponding mortgaged real property from the related mortgage lien by delivering U.S. government securities as substitute collateral. None of these mortgage loans will permit defeasance prior to the second anniversary of the date of initial issuance of the offered certificates.

          Prepayment Lock-out Periods. Except as described below in the second following sentence, 165 of the mortgage loans, representing approximately 91.0%
of the initial mortgage pool balance, the related loan documents provide for prepayment lock-out periods as of the cut-off date and, in most cases (see
"--Defeasance Loans" below), a period during which they may be defeased but not prepaid. The weighted average remaining prepayment lock-out period and defeasance period of the mortgage loans as of the cut-off date is approximately
99 months (approximately 102 months for the mortgage loans in loan group 1 and approximately 114 months for the mortgage loans in loan group 2). In the case of four (4) mortgage loans (loan numbers 2, 5, 65 and 134), secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Ashford Hotel Portfolio, International Home Furnishings Center, Raymour &
Flanigan Showroom and Waterfall Plaza, respectively, representing approximately
5.2%, 3.3%, 0.4% and 0.1%, respectively, of the initial mortgage pool balance, the related borrower may prepay the mortgage loan on any payment date with the payment of yield maintenance formula.

          Notwithstanding otherwise applicable lock-out periods, partial prepayments of some of the mortgage loans will be required under the circumstances described under "Risk Factors--Risks Related to the Mortgage
Loans--Options and Other Purchase Rights May Affect Value or Hinder Recovery
with Respect to the Mortgaged Real Properties", "--Terms and Conditions of the
Mortgage Loans--Other Prepayment Provisions" and "--Mortgage Loans Which May
Require Principal Paydowns" below.

          Prepayment Consideration. Seventeen (17) of the mortgage loans, representing approximately 16.0% of the initial mortgage pool balance and approximately 16.8% of the initial loan group 1 balance, provide for the payment of prepayment consideration in connection with a voluntary prepayment during part of the loan term, in

                                      S-91

some cases, following an initial prepayment lock-out period. That prepayment consideration is calculated on the basis of a yield maintenance formula that is, in some cases, subject to a minimum amount equal to a specified percentage of the principal amount prepaid. In the case of four (4) of the 17 mortgage loans
(loan numbers 22, 25, 57 and 69), representing approximately 2.6% of the initial mortgage pool balance and approximately 2.8% of the initial loan group 1 balance, the related mortgage loan documents provide for the payment of prepayment consideration in connection with a voluntary prepayment during part of the loan term unless defeasance would be cheaper (for example in a case where prevailing interest rates are higher than the interest rate of the related mortgage loan), in which case the related borrower is required to defease the related mortgage loan. In the case of two (2) mortgage loans (loan numbers 10 and 53), the borrower may either prepay or defease the related mortgage loan following the initial prepayment lock-out period.

          Prepayment premiums and yield maintenance charges received on the mortgage loans, whether in connection with voluntary or involuntary prepayments, will be allocated and paid to the certificateholders (or, if allocable to the class A-4FL REMIC II regular interest while the swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, to the swap counterparty), in the amounts and in accordance with the priorities described under "Description of the Offered
Certificates--Payments--Payments of Prepayment Premiums and Yield Maintenance
Charges" in this prospectus supplement. However, limitations may exist under applicable state law on the enforceability of the provisions of the mortgage loans that require payment of prepayment premiums or yield maintenance charges.
In addition, in the event of a liquidation of a defaulted mortgage loan, prepayment consideration will be one of the last items to which the related liquidation proceeds will be applied. Neither we nor the underwriters make, and none of the mortgage loan sellers has made, any representation or warranty as to the collectibility of any prepayment premium or yield maintenance charge with respect to any of the mortgage loans or with respect to the enforceability of any provision in a mortgage loan that requires the payment of a prepayment premium or yield maintenance charge. See "Risk Factors--Yield Maintenance
Charges or Defeasance Provisions May Not Fully Protect Against Prepayment Risk"
in this prospectus supplement, "Risk Factors--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged as Being
Unenforceable--Prepayment Premiums, Fees and Charges" and "Legal Aspects of
Mortgage Loans--Default Interest and Limitations on Prepayments" in the
accompanying prospectus.

          Other Prepayment Provisions. Generally, the mortgage loans provide that condemnation proceeds and insurance proceeds may be applied to reduce the mortgage loan's principal balance, to the extent such funds will not be used to repair the improvements on the mortgaged real property or given to the related borrower, in many or all cases without prepayment consideration. In addition, some of the mortgage loans may also in certain cases permit, in connection with the lender's application of insurance or condemnation proceeds to a partial prepayment of the related mortgage loan, the related borrower to prepay the entire remaining principal balance of the mortgage loan, in many or all cases without prepayment consideration.

          Investors should not expect any prepayment consideration to be paid in connection with any mandatory partial prepayment described in the prior paragraph.

          Due-on-Sale and Due-on-Encumbrance Provisions. All of the mortgage loans contain both a due-on-sale clause and a due-on-encumbrance clause. In general, except for the permitted transfers discussed in the next paragraph, these clauses either--

          o    permit the holder of the related mortgage to accelerate the maturity of the mortgage loan if the borrower sells or otherwise transfers or encumbers the corresponding mortgaged real property without the consent of the holder of the mortgage; or

          o    prohibit the borrower from transferring or encumbering the corresponding mortgaged real property without the consent of the holder of the mortgage.

                                      S-92

See, however, "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--Delinquencies, Defaults and Losses on the Underlying Mortgage
Loans May Affect the Amount and Timing of Payments on Your Offered Certificates;
and the Rate and Timing of Those Delinquencies and Defaults, and the Severity of
Those Losses, are Highly Unpredictable" and "--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged as Being
Unenforceable--Due-on-Sale and Debt Acceleration Clauses" and "Legal Aspects of
Mortgage Loans--Due on Sale and Due-on-Encumbrance Provisions" in the
accompanying prospectus.

          Many of the mortgage loans permit one or more of the following types of transfers:

          o    transfers of the corresponding mortgaged real property if
               specified conditions are satisfied, which conditions normally include one or both of the following--

               1.   confirmation by each applicable rating agency that the
                    transfer will not result in a qualification, downgrade or
                    withdrawal of any of its then-current ratings of the
                    certificates; or

               2.   the reasonable acceptability of the transferee to the
                    lender;

          o    a transfer of the corresponding mortgaged real property to a person that is affiliated with or otherwise related to the borrower or the sponsor;

          o    transfers by the borrower of the corresponding mortgaged real property to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or standards specified in the related loan documents;

          o    transfers of ownership interests in the related borrower to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or
               standards specified in the related loan documents;

          o    a transfer of non-controlling ownership interests in the related borrower;

          o    involuntary transfers caused by the death of any owner, general partner or manager of the borrower;

          o    issuance by the related borrower of new partnership or membership interests, so long as there is no change in control of the related borrower;

          o    a transfer of ownership interests for estate planning purposes;

          o    changes in ownership between existing partners and members of the related borrower;

          o    a required or permitted restructuring of a tenant-in-common group of borrowers into a single purpose successor borrower;

          o    transfers of shares in a publicly held corporation or in
               connection with the initial public offering of a private company;
               or

          o    other transfers similar in nature to the foregoing.

                                      S-93

          Mortgage Loans Which May Require Principal Paydowns. Four (4) mortgage loans (loan numbers 77, 117, 142 and 147), representing approximately 0.8% of the initial mortgage pool balance and approximately 0.8% of the initial loan group 1 balance, are secured by letters of credit or cash reserves that in each such case:

          o    will be released to the related borrower upon satisfaction by the related borrower of certain performance related conditions, which may include, in some cases, meeting debt service coverage ratio levels and/or satisfying leasing conditions; and

          o    if not so released, will (or, in some cases, at the discretion of the lender, may) prior to loan maturity (or earlier loan default or loan acceleration), be drawn on and/or applied to prepay the subject mortgage loan if such performance related conditions are not satisfied within specified time periods.

          The total amount of the letters of credit and/or cash reserves was
$1,215,000, determined at the time of closing of each of those mortgage loans.

          See also "--Other Prepayment Provisions" above.

          Defeasance Loans. One hundred fifty-nine (159) mortgage loans, representing approximately 94.3% of the initial mortgage pool balance (146 mortgage loans in loan group 1, representing approximately 94.1% of the initial loan group 1 balance and 13 mortgage loans in loan group 2, representing approximately 100.0% of the initial loan group 2 balance), permit the borrower to defease the related mortgage loan, in whole or in part, by delivering U.S.
government securities or other non-callable government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 and that satisfy applicable U.S. Treasury regulations regarding defeasance, as substitute collateral during a period in which voluntary prepayments are prohibited. In the case of two (2) mortgage loans (loan numbers 10 and 53, respectively), which are secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Stafford Marketplace Shopping Center and Summit Office
Park, respectively, representing approximately 2.0% and 0.5%, respectively, of the initial mortgage pool balance, the defeasance period and the period during which the mortgage loan may be prepaid with yield maintenance, commence concurrently. See "--Prepayment Lock-out Periods" in this prospectus supplement.
In the case of one (1) mortgage loan (loan number 2), which represents approximately 5.2%, of the initial mortgage pool balance, the related loan documents provide for a yield maintenance period prior to the defeasance period.

          In the case of one (1) mortgage loan (loan number 107), which is secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as the Social Security Administration Building, representing approximately 0.2% of the initial mortgage pool balance and approximately 0.2% of the loan group 1 balance, the borrower is permitted to defease the related mortgage loan however, during one specified month in the defeasance period the related mortgage loan may be prepaid without the payment of any prepayment premium or yield maintenance charge if a new appraisal of the mortgaged real property reflects a fair market value less than $6,800,000.

          In the case of one (1) mortgage loan (loan number 13), which is secured by the mortgaged real property identified on Annex A-1 as Quads
345/Allred Cotton Center, representing approximately 1.7% of the initial mortgage pool balance and approximately 1.7% of the initial loan group 1 balance, the related loan documents permit a parcel to be defeased and released if, after the occurrence of a casualty, the lender does not make insurance proceeds available to the related borrower and the related borrower satisfies certain conditions in the related loan documents including, among others--

          o    the release property and remaining properties conform with all zoning and use laws;

          o    the release property and remaining properties constitute separate tax lots;

                                      S-94

          o    delivery of updated surveys of the release parcel and remaining properties;

          o    delivery of an amended legal description and title endorsements from the title company as required by the lender;

          o    the related borrower's completion of defeasance in accordance with the loan documents; and

          o    the release does not occur within 90 days before or after a securitization.

          Each of these mortgage loans permits the related borrower, during the applicable specified periods and subject to the applicable specified conditions, to pledge to the holder of the mortgage loan the requisite amount of government securities and obtain a full or partial release of the mortgaged real property.
In general, the government securities that are to be delivered in connection with the defeasance of any mortgage loan, must provide for a series of payments that--

          o    will be made prior, but as closely as possible, to all successive due dates through and including the first date that prepayment is permitted without the payment of any prepayment premium or yield maintenance charge, the maturity date or, if applicable, the related anticipated repayment date; and

          o    will, in the case of each due date, be in a total amount equal to or greater than the monthly debt service payment scheduled to be due on that date, together with, in the case of the last due date, any remaining defeased principal balance, with any excess to be returned to the related borrower.

          For purposes of determining the defeasance collateral for each of these mortgage loans that has an anticipated repayment date, that mortgage loan will be treated as if a balloon payment is due on its anticipated repayment date.

          If fewer than all of the real properties securing any particular mortgage loan or group of cross-collateralized mortgage loans are to be released in connection with any defeasance, the requisite defeasance collateral will be calculated based on any one or more of: (i) the allocated loan amount for the property to be released and the portion of the monthly debt service payments attributable to the property to be released, (ii) an estimated or otherwise determined sales price of the property to be released or (iii) the achievement or maintenance of a specified debt service coverage ratio with respect to the real properties that are not being released. Twenty-one (21) mortgage loans, representing approximately 35.0% of the initial mortgage pool balance and approximately 36.6% of the initial loan group 1 balance, permit the partial release of collateral in connection with partial defeasance.

          In connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the trust a first priority security interest in the defeasance collateral, together with an opinion of counsel confirming the first priority status of the security interest.

          None of the mortgage loans may be defeased prior to the second anniversary of the date of initial issuance of the certificates.

          See "Risk Factors--Risks Related to the Offered Certificates--Yield
Maintenance Charges or Defeasance Provisions May Not Fully Protect Against
Prepayment Risk" in this prospectus supplement.

          Collateral Substitution and Partial Releases Other Than In Connection
With Defeasance.

          Collateral Substitution.

          In the case of one (1) mortgage loan (loan number 2), which is secured by the mortgaged real property identified on Annex A-1 as Ashford Hotel
Portfolio 1, representing approximately 5.2% of the initial mortgage

                                      S-95

pool balance and approximately 5.5% of the initial loan group 1 balance, the related borrower may from time to time substitute a portion of the mortgaged property with another parcel of real property subject to the satisfaction of certain conditions including, among others--

          o    after giving effect to the property substitution, the debt service coverage ratio for the subject mortgage loan, as
               determined by the lender, for the 12-month period immediately preceding the date of such substitution shall be no less than the greater of (i) 1.46:1:00 and (ii) the debt service coverage ratio with respect to the subject mortgage loan for the 12-month period immediately preceding the date of such substitution;

          o    the related borrower must deliver an appraisal indicating that the value of the substitute property is of equal or greater value than the value of the release parcel at the time of the property substitution;

          o    the net operating income, as determined by the lender, for the substitute property shall equal or exceed the net operating income, as determined by the lender, for the release parcel for the 12-month period immediately preceding the date of the
               property substitution;

          o    the substitution parcel shall be fully constructed and operating for a minimum of 12 months as a limited or full service hotel property; and

          o    receipt of written confirmation from the rating agencies that the proposed substitution will not result in a qualification,
               downgrade or withdrawal of any of the then current ratings of the certificates.

          In the case of one (1) mortgage loan (loan number 1), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Galileo NXL Retail Portfolio, representing approximately 6.8% of the initial mortgage pool balance and approximately 7.1% of the initial loan group 1 balance, the related borrower may from time to time substitute a portion of the mortgaged property with another parcel of real property subject to the satisfaction of certain conditions, specifically:

          o    delivery to lender of an appraisal indicating a fair market value of the substitute property that will result in a loan-to-value ratio based upon the allocated loan amount for the release property less than the lesser of (i) 72.5% and (ii) the
               loan-to-value for the release property based upon such appraisal and the allocated loan amount for the release property;

          o    after giving effect to the substitution, the DSCR of the loan is at least equal to the greater of (i) the DSCR for the loan for the twelve (12) month period immediately preceding the
               substitution and (ii) 1.83x;

          o    the net operating income, as determined the lender, for the substitute property shall equal or exceed the net operating income, as determined the lender, for the release property for the twelve-month period immediately preceding the date of
               property substitution; and

          o    receipt of written confirmation from the rating agencies that the proposed substitution will not result in a qualification,
               downgrade or withdrawal of any of the then current ratings of the offered certificates.

          In the case of one (1) mortgage loan (loan number 6), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Galileo NXL Retail Portfolio 2, representing approximately 3.2% of the initial mortgage pool balance and approximately 3.4% of the initial loan group 1 balance, the related borrower may from time to time substitute a portion of the mortgaged property with another parcel of real property subject to the satisfaction of certain conditions, specifically:

                                      S-96

          o    delivery to lender of an appraisal indicating a fair market value of the substitute property that will result in a loan-to-value ratio based upon the allocated loan amount for the release property less than the lesser of (i) 73.1% and (ii) the
               loan-to-value for the release property based upon such appraisal and the allocated loan amount for the release property;

          o    after giving effect to the substitution, the DSCR of the loan is at least equal to the greater of (i) the DSCR for the loan for the twelve (12) month period immediately preceding the
               substitution and (ii) 1.82x;

          o    the net operating income, as determined the lender, for the substitute property shall equal or exceed the net operating income, as determined the lender, for the release property for the twelve-month period immediately preceding the date of
               property substitution; and

          o    receipt of written confirmation from the rating agencies that the proposed substitution will not result in a qualification,
               downgrade or withdrawal of any of the then current ratings of the offered certificates.

          In the case of one (1) mortgage loan (loan number 3), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Glendale Galleria, representing approximately 5.0% of the initial mortgage pool balance and approximately 5.2% of the initial loan group 1 balance, the related borrower may from time to time substitute a portion of the mortgaged property with another parcel of real property subject to the satisfaction of certain conditions, specifically:

          o    the release parcel must either be (i) vacant,
               non-income-producing and unimproved or improved only by
               landscaping, utility facilities that are readily relocatable or surface parking areas or (ii) a specific parcel contemplated by the loan documents;

          o    the substitute parcel to be acquired by related borrower must be described in the loan documents or another parcel reasonably equivalent in use, value and condition to the release parcel as established by a letter of value provided by related borrower from an appraiser;

          o    if the substitute parcel is acquired pursuant to a ground lease, the ground lease shall satisfy all of the then-current criteria of S&P for financeable ground leases and related borrower must deliver to Lender an estoppel letter from the ground lessor in a form which shall satisfy all of the then-current criteria of S&P for ground lease estoppel letters;

          o    related borrower must deliver environmental reports and physical condition reports as required the lender; and

          o    related borrower must deliver title insurance, title
               endorsements, mortgage and other customary loan documents in favor of lender covering the substitute property.

          In the case of one (1) mortgage loan (loan number 12), identified on
Annex A-1 as being secured by the mortgaged real properties known as Tharaldson
Portfolio III A, representing approximately 1.7% of the initial mortgage pool balance and approximately 1.8%, of the initial loan group 1 balance, the related borrower may substitute certain of the mortgaged real properties, all of which are limited service hotels, with properties of like kind and quality upon satisfaction of certain conditions set forth under the related loan documents, including (without limitation)--

          o    the debt service coverage ratio for the aggregate of all
               individual properties, for the fiscal quarter then most recently ended, will be no less than the greater of (i) the debt service coverage ratio at closing and (ii) the debt service coverage ratio immediately prior to the property substitution,

                                      S-97

          o    the current value of the proposed substitute mortgaged real property will equal or exceed the greater of (i) the initial value of the property being replaced and (ii) the current market value of the property being replaced immediately prior to the substitution,

          o    no substitute property is located in (i) the state of Texas or
               (ii) any area that would increase the MSA Ratio for such area to over 25%, and,

          o    the receipt of written confirmation from the rating agencies that the proposed substitution will not result in a qualification, downgrade or withdrawal of any of then current ratings of the offered certificates.

          "MSA Ratio" means the ratio of (a) the aggregate of the allocated loan amounts for the individual properties (including the proposed substitute mortgaged real property) located in the greater metropolitan area of the proposed substitute mortgaged real property to (b) the loan amount.

          Releases Other Than in Connection With Defeasance. In the case of one
(1) mortgage loan (loan number 9), which is secured by the mortgaged real property identified on Annex A-1 as Lowe Tyson's Corner, representing approximately 2.2% of the initial mortgage pool balance and approximately 2.3%
of the initial loan group 1 balance, the related loan documents permit designated parcels to be released upon satisfaction of certain conditions set forth in the related loan documents including--

          o    payment to the lender of the applicable release price, yield maintenance premium and all other fees due under the related loan documents;

          o    in the event the applicable release parcel is the last designated release parcel, payment to the lender of an amount equal to all principal and interest due under the loan, a yield maintenance premium and all other fees due under the related loan documents;

          o    certification from each rating agency that the release will not result in a downgrade, qualification or withdrawal of the then current ratings on the certificates;

          o    after giving effect to the release, the debt service coverage ratio for the subject mortgage loan, as determined by the lender, is not less than the debt service coverage ratio for the subject mortgage loan as of the date immediately preceding the release;
               and

          o    satisfaction of specified loan-to-value tests.

          In the case of one (1) mortgage loan (loan number 15), which is secured by the mortgaged real property identified on Annex A-1 as Westminster
City Center, representing approximately 1.5% of the initial mortgage pool balance and approximately 1.6% of the initial loan group 1 balance, the related loan documents permit a designated parcel (A) to be sold by the related borrower to a tenant pursuant to a lease affecting the related property and (B) to be released from the lien of the related mortgage upon satisfaction of certain conditions in the related loan documents including--

          o    thirty days' notice to lender;

          o    delivery to lender of an officer's certificate stating that the release conditions in the related lease and loan documents have been satisfied;

          o    no event of default has occurred and is continuing;

          o    delivery to lender of evidence showing that the release parcel and remaining property are legally subdivided for zoning purposes and are separate tax lots;

          o    delivery to lender of evidence that the release parcel is not necessary for the legal use of the remaining property;

                                      S-98

          o    delivery to lender of legal descriptions and ALTA surveys for the release parcel and the remaining property;

          o    delivery to lender of a title endorsement certifying that the release does not change the priority of lender's mortgage in the remaining property;

          o    payment of lender's reasonable costs in connection with the release; and

          o    if the debt service coverage ratio fails certain tests, borrower shall pay to lender, as additional collateral under the loan, the purchase price paid by tenant to borrower until such time as the debt service coverage ratio tests are satisfied.

          In the case of one (1) mortgage loan (loan number 29), which is secured by the mortgaged real property identified on Annex A-1 as Greenwich
Avenue Portfolio, representing approximately 0.8% of the initial mortgage pool balance and approximately 0.9% of the initial loan group 1 balance, the related loan documents permit the release of a designated parcel if it is purchased pursuant to the related condominium declaration and upon satisfaction of certain conditions in the related loan documents, including: (i) at least sixty days'
notice to lender; (ii) no event of default has occurred and is continuing; (iii)
payment to the lender of the applicable release price, yield maintenance premium and all other fees due under the related loan documents; (iv) delivery to lender of evidence that the option holder has exercised its purchase option pursuant to the related condominium declaration; (v) delivery to lender of evidence that the release unit and remaining property are legally subdivided parcels and that each unit complies with all applicable zoning laws; (vi) approval from each Rating
Agency; (vii) delivery to lender of updated surveys and condominium documents;
(viii) delivery to lender of a title endorsement certifying that the release does not change the priority of lender's mortgage in the remaining property;
(ix) payment of lender's reasonable costs in connection with the release; (x)
delivery to lender of an officer's certificate stating that the release conditions in loan documents have been satisfied; (xi) satisfaction of specified loan-to-value and debt service coverage ratio tests; and (xii) a release may not occur within ninety days before or after a secondary market transaction.

          Some of the mortgage loans that we intend to include in the trust fund may permit the release of one or more undeveloped or non-income producing parcels or outparcels that, in each such case, do not represent a significant portion of the appraised value of the related mortgaged real property, or have been excluded from the appraised value of the related mortgaged real property, which appraised value is shown on Annex A-1 to this prospectus supplement.

MORTGAGE POOL CHARACTERISTICS

          General. A detailed presentation of various characteristics of the mortgage loans, and of the corresponding mortgaged real properties, on an individual basis and in tabular format, is shown on Annexes A-1, A-2, B and C to this prospectus supplement. Some of the terms that appear in those exhibits, as well as elsewhere in this prospectus supplement, are defined or otherwise discussed in the glossary to this prospectus supplement. The statistics in the tables and schedules on Annexes A-1, A-2, B and C to this prospectus supplement were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. The information and the operating statements were generally unaudited and have not been independently verified by us or the underwriters.

                                      S-99

SIGNIFICANT MORTGAGE LOANS

          The following table shows certain characteristics of the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the trust, by cut-off date principal balance.

                                                                               % OF
                                        NUMBER OF                             INITIAL
                                        MORTGAGE                     % OF      LOAN
                                         LOANS/                     INITIAL   GROUP 1
                                        MORTGAGED   CUT-OFF DATE   MORTGAGE  MORTGAGE
                           MORTGAGE       REAL        PRINCIPAL      POOL      POOL
      LOAN NAME          LOAN SELLER   PROPERTIES      BALANCE      BALANCE   BALANCE
---------------------  --------------  ----------  --------------  --------  --------

Galileo NXL Retail
   Portfolio and
   Westminister City
   Center (4)               MLML         2/19(4)   $  255,000,000     8.3%      8.7%
Ashford Hotel
   Portfolio                MLML           1/10       160,490,000     5.2       5.5
Glendale Galleria(5)        MLML           1/1        153,624,512     5.0       5.2
Louisiana Boardwalk         CRF            1/1        128,000,000     4.2       4.4
International Home       IXIS Real
   Furnishings         Estate Capital
   Center(5)                Inc.           1/1        100,000,000     3.3       3.4
Galileo NXL Retail
   Portfolio 2              MLML           1/13        99,000,000     3.2       3.4
Chase Manhattan
   Centre                   CRF            1/1         97,293,655     3.2       3.3
Younan Portfolio -
   Dallas                   CRF            1/3         80,000,000     2.6       2.7
U-Haul Self Storage
   Portfolios V, VI
   and VII (4)              MLML         3/56(4)       77,481,552     2.5       2.6
Lowe Tyson's Corner         MLML           1/2         68,000,000     2.2       2.3
                                         -------   --------------    ----      ----
TOTAL/WEIGHTED
   AVERAGE...........                              $1,218,889,720    39.7%     41.6%
                                         =======   ==============    ====      ====

                                                   CUT-OFF
                                                     DATE
                                                  PRINCIPAL                  CUT-OFF
                                     PROPERTY      BALANCE                    DATE
                         PROPERTY      SIZE          PER                       LTV
      LOAN NAME            TYPE     SF/UNIT(1)  SF/UNIT(2)(3)  DSCR(2)(3)  RATIO(2)(3)
---------------------  -----------  ----------  -------------  ----------  -----------

Galileo NXL Retail
   Portfolio and
   Westminister City
   Center (4)          Retail        3,482,988          73        1.76        72.4
Ashford Hotel
   Portfolio           Hospitality       1,703      94,240        1.51        76.0
Glendale Galleria(5)   Retail          660,671         423        1.86        44.3
Louisiana Boardwalk    Retail          544,175         235        1.26        79.0
International Home
   Furnishings
   Center(5)           Other         2,706,510          37        6.16        30.1
Galileo NXL Retail
   Portfolio 2         Retail        1,588,089          62        1.83        73.1
Chase Manhattan
   Centre              Office          441,341         220        1.27        79.1
Younan Portfolio -
   Dallas              Office        1,005,787          80        1.38        71.4
U-Haul Self Storage
   Portfolios V, VI    Self
   and VII (4)         Storage       1,149,205          67        1.46        73.9
Lowe Tyson's Corner    Office          431,861         157        1.26        67.3

TOTAL/WEIGHTED
   AVERAGE...........                                             1.94X       66.9%

----------
(1)  Property size is indicated in square feet, except with respect to hospitality properties (in which case it is indicated in rooms).

(2)  In the case of the Glendale Galleria Trust Mortgage Loan, the cut-off date principal balance per square foot, the debt service coverage ratio and the cut-off date loan-to-value ratio, were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the
     Glendale Galleria Trust Mortgage Loan and the Glendale Galleria Pari Passu
     Non-Trust Loan, excluding the annualized debt service payable under the
     Glendale Galleria subordinate non-trust loans and, in the case of the cut-off date principal balance per square foot and the cut-off date loan-to-value ratio, the cut off date principal balance of the Glendale
     Galleria Trust Mortgage Loan and the Glendale Galleria Pari Passu Non-Trust
     Loan, not taking into account the principal balances of the Glendale
     Galleria subordinate non-trust loans.

(3)  In the case of the U-Haul self-storage portfolios, (a) the weighted average debt service coverage ratio and the weighted average cut-off date loan-to-value ratio of the mortgage loans making up that
     cross-collateralized loan group are presented and (b) the cut-off date principal balance per square foot was determined by dividing the aggregate cut-off date principal balance of those three (3) mortgage loans by the aggregate square feet of all the related mortgaged real properties .

(4)  Group of cross-collateralized mortgage loans.

(5)  It has been confirmed by Moody's and S&P, in accordance with their respective methodologies, that the subject mortgage loan has credit characteristics consistent with an investment grade rated obligation.

          See Annex C to this prospectus supplement for descriptions of the ten largest mortgage loans or groups of cross-collateralized mortgage loans.

THE LOAN COMBINATIONS

          General. The mortgage pool will include three (3) mortgage loans that are each part of a separate Loan Combination. Each of those Loan Combinations consists of the particular mortgage loan that we intend to include

                                      S-100

in the trust and one or more other mortgage loans that we will not include in the trust. Each mortgage loan comprising a particular Loan Combination is evidenced by a separate promissory note. The aggregate debt represented by the entire Loan Combination, however, is secured by the same mortgage(s) or deed(s)
of trust on the related mortgaged real property or properties. The mortgage loans that are part of a particular Loan Combination are obligations of the same borrower and are cross-defaulted. The allocation of payments to the respective mortgage loans comprising a Loan Combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is either effected through a co-lender agreement or other intercreditor arrangement to which the respective holders of the subject promissory notes are parties and/or may be reflected in the subject promissory notes and/or a common loan agreement. Such co-lender agreement or other intercreditor arrangement will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective mortgage loans comprising a Loan Combination.

         The table below identifies each underlying mortgage loan that is part of a Loan Combination.

                                                                                                          U/W NCF DSCR
              MORTGAGE LOANS THAT ARE                                                                   AND CUT-OFF DATE
            PART OF A LOAN COMBINATION                                                               LOAN-TO-VALUE RATIO OF
-----------------------------------------------------   RELATED PARI PASSU    RELATED SUBORDINATE   ENTIRE LOAN COMBINATION
MORTGAGED PROPERTY NAME     CUT-OFF                       NON-TRUST LOANS       NON-TRUST LOANS     -----------------------
(AS IDENTIFIED ON ANNEX      DATE        % OF INITIAL   ------------------   --------------------              CUT-OFF DATE
A-1 TO THE ACCOMPANYING    PRINCIPAL       MORTGAGE          ORIGINAL             ORIGINAL          U/W NCF   LOAN-TO-VALUE
 PROSPECTUS SUPPLEMENT)     BALANCE      POOL BALANCE    PRINCIPAL BALANCE   PRINCIPAL BALANCE        DSCR        RATIO
-----------------------   ------------   ------------   ------------------   --------------------   -------   -------------

1. Glendale Galleria      $153,624,512       5.0%          $126,000,000      $40,000,000 (B Note)    1.38x        58.6%
                                                                             $50,000,000 (C Note)
2. The Shoppes at
      Plantation          $ 14,025,000       0.5%          $          0      $   875,000             1.09x        84.4%
3. Columbia IV
      Shopping Center     $  5,325,000       0.2%          $          0      $   335,000             1.07x        84.5%

THE GLENDALE GALLERIA LOAN COMBINATION

          The Glendale Galleria Mortgage Loan, which has a cut-off date principal balance of $153,624,512, representing approximately 5.0% of the initial mortgage pool balance and approximately 5.2% of the initial loan group 1 balance, is part of a multiple loan structure that we refer to as the Glendale
Galleria Loan Combination, which consists of that mortgage loan and multiple
Non-Trust Loans, namely the Glendale Galleria Pari Passu Non-Trust Loan and the
Glendale Galleria Subordinate Non-Trust Loans. The Glendale Galleria Non-Trust
Loans will not be included in the trust. Each of those mortgage loans are secured by the same mortgage instrument encumbering the Glendale Galleria
Mortgaged Property and will be serviced under the pooling and servicing agreement. The relative rights of the holders of the loans comprising the
Glendale Galleria Loan Combination are governed by the Glendale Galleria
Intercreditor Agreement.

          Priority of Payments. Pursuant to the Glendale Galleria Intercreditor
Agreement, prior to the occurrence and continuance of a Glendale Galleria
Triggering Event, collections on the Glendale Galleria Loan Combination
(excluding any amounts as to which other provision for their application has been made in the related loan documents) will be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and interest thereon, incurred under the pooling and servicing agreement) generally in the following manner, to the extent of available funds:

          o    first, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Pari Passu Non-Trust Loan (on a pro rata and pari passu basis) in an amount equal to all accrued and unpaid interest on their respective principal balances (net of related master servicing fees);

          o    second, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Pari Passu Non-Trust Loan (on a pari passu basis) in amounts equal to scheduled principal payments due in respect of those loans and their respective pro rata portions (based on their respective principal balances

                                      S-101

               immediately prior to the date of payment) of other principal payments attributable to the Glendale Galleria Loan Combination in accordance with the related loan documents;

          o    third, to the Glendale Galleria Subordinate Non-Trust Loans, in
               descending order of seniority, in amounts equal to (a) the aggregate amount of all payments made by the holders thereof in connection with the exercise of their cure rights, (b) all accrued and unpaid interest on their respective principal
               balances (net of related master servicing fees) and (c) scheduled principal payments due in respect of those loans and their respective pro rata portions (based on their respective principal balances immediately prior to the date of payment) of all other principal payments attributable to the Glendale Galleria Loan
               Combination in accordance with the related loan documents;

          o    fourth, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Pari Passu Non-Trust Loan (on a pari passu basis) the yield maintenance premium due in respect of those loans under the loan documents;

          o    fifth, to the Glendale Galleria Subordinate Non-Trust Loans, in
               descending order of seniority, in amounts equal to the yield maintenance premiums due in respect of those loans under the loan documents;

          o    sixth, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Non-Trust Loans, in each case on a pro rata basis (based on their respective principal balances immediately prior to the date of payment), default interest, to the extent actually paid by the Glendale Galleria Borrower, to the extent not payable to any Party under the Pooling and Servicing Agreement;

          o    seventh, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Non-Trust Loans, in each case on a pro rata basis (based on their respective principal balances of immediately prior to the date of payment), late payment charges actually paid by the
               Glendale Galleria Borrower, to the extent not payable to any party pursuant to the Pooling and Servicing Agreement; and

          o    eighth, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Non-Trust Loans, on a pro rata basis (based on their respective initial principal balances), any excess amounts paid by, but not required to be returned to, the Glendale Galleria
               Borrower.

          Pursuant to the Glendale Galleria Intercreditor Agreement, subsequent to the occurrence and continuance of a Glendale Galleria Triggering Event, collections on the Glendale Galleria Loan Combination (excluding any amounts as to which other provision for their application has been made in the related loan documents) will be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and/or interest thereon, incurred under the pooling and servicing agreement) generally in the following manner, to the extent of available funds:

          o    first, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Pari Passu Non-Trust Loan (on a pari passu basis) in an amount equal to accrued and unpaid interest on their respective principal balances (net of related master servicing fees);

          o    second, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Pari Passu Non-Trust Loan (on a pari passu basis), principal payments, until their respective principal balances have been reduced to zero;

          o    third, to the Glendale Galleria Subordinate Non-Trust Loans, in
               descending order of seniority, amounts equal to (a) the aggregate amount of all payments made by the holders thereof in connection with the exercise of their cure rights, (b) accrued and unpaid interest on their respective principal balances (net of related master servicing fees) and (c) principal payments until their respective principal balances have been reduced to zero;

                                      S-102

          o    fourth, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Pari Passu Non-Trust Loan (on a pari passu basis) the yield maintenance premium due in respect of those loans under the loan documents;

          o    fifth, to the Glendale Galleria Subordinate Non-Trust Loans, in
               descending order of seniority, in amounts equal to the yield maintenance premiums due in respect of those loans under the applicable loan documents;

          o    sixth, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Non-Trust Loans, in each case on a pro rata basis (based on their respective principal balances immediately prior to the date of payment), default interest, to the extent actually paid by the Glendale Galleria Borrower, to the extent not payable to any Party under the Pooling and Servicing Agreement;

          o    seventh, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Non-Trust Loans, in each case on a pro rata basis (based on their respective principal balances of immediately prior to the date of payment), late payment charges actually paid by the
               Glendale Galleria Borrower, to the extent not payable to any party pursuant to the Pooling and Servicing Agreement; and

          o    eighth, to the Glendale Galleria Mortgage Loan and the Glendale
               Galleria Non-Trust Loans, on a pro rata basis (based on their respective initial principal balances), any excess amounts paid by, but not required to be returned to, the Glendale Galleria
               Borrower.

          Consent Rights. Under the Glendale Galleria Intercreditor Agreement,
the Glendale Galleria Controlling Party will be entitled to consult with the special servicer and the special servicer may not take any of the following actions without the consent of the Glendale Galleria Controlling Party:

          o    any modification of, or waiver with respect to (a) the material payment terms of the Glendale Galleria Loan Combination, (b) any provision of the related loan documents that restricts the
               Glendale Galleria Borrower or its equity owners from incurring additional indebtedness or (c) any other material non-monetary term of the Glendale Galleria Loan Combination;

          o    any acceptance of an assumption agreement releasing the Glendale
               Galleria Borrower from liability under the Glendale Galleria Loan
               Combination;

          o    any foreclosure upon or comparable conversion of the ownership of the Glendale Galleria Mortgaged Property or any acquisition of the Glendale Galleria Mortgaged Property by deed-in-lieu of foreclosure;

          o    any determination to cause the Glendale Galleria Mortgaged
               Property to comply with environmental laws;

          o    any acceptance of substitute or additional collateral for the
               Glendale Galleria Loan Combination (other than in accordance with the terms thereof);

          o    any waiver of a due-on-sale, due-on-encumbrance or insurance provision;

          o    any proposed sale of the Glendale Galleria Loan Combination
               (other than a sale in connection with the exercise of a fair value option pursuant to the pooling and servicing agreement or a sale in accordance with the transfer provisions of the Glendale
               Galleria Intercreditor Agreement) following the occurrence of a default or of the Glendale Galleria Mortgaged Property after it becomes REO Property;

          o    any renewal or replacement of the then existing insurance
               policies to the extent that such renewal or replacement policy does not comply with the terms of the related mortgage loan documents or

                                      S-103

               any waiver, modification or amendment of any insurance
               requirements under the related mortgage loan documents, in each case if approval is required by the related loan documents;

          o    any approval of a material capital expenditure if approval is required under the related loan documents;

          o    any replacement of the property manager, if approval is required by the related loan documents;

          o    any approval of the incurrence of additional indebtedness secured by the Glendale Galleria Mortgaged Property, if approval is required under the related loan documents; and

          o    any adoption or approval of a plan in bankruptcy by the Glendale
               Galleria Borrower.

          Consultation Rights. Under the Glendale Galleria Intercreditor
Agreement, each holder of a Glendale Galleria Non-Trust Loan that is not the
Glendale Galleria Controlling Party will have the right to be consulted on a non-binding basis with respect to the servicing of the Glendale Galleria Loan
Combination.

          Purchase Option. The Glendale Galleria Intercreditor Agreement
provides that if (a) any scheduled payment of principal and interest with respect to the Glendale Galleria Loan Combination becomes delinquent, (b)any non-scheduled payment with respect to the Glendale Galleria Loan Combination becomes delinquent, (c) another event of default exists with respect to the
Glendale Galleria Loan Combination, then (if a holder of a Glendale Galleria
Subordinate Non-Trust Loan is not then currently curing the subject default and at the time of such purchase the subject event of default shall be continuing)
the holders of the Glendale Galleria Subordinate Non-Trust Loans have the option to purchase the Glendale Galleria Mortgage Loan from the trust (together with the Glendale Galleria Pari Passu Non-Trust Loan) at a price, generally equal to the aggregate unpaid principal balance of the Glendale Galleria Mortgage Loan and the Glendale Galleria Pari Passu Non-Trust Loan, together with all accrued and unpaid interest on those loans, to but not including the date of such purchase, plus any related servicing compensation, advances and interest on advances payable or reimburseable to any party to the pooling and servicing agreement.

          Cure Rights. In the event that the Glendale Galleria Borrower fails to make any scheduled payment due under the related loan documents, the Glendale
Galleria Subordinate Noteholders will have five (5) business days from the date of receipt of notice of the subject default to cure the default. Also, in the event of any default in the payment of any unscheduled amounts by the Glendale
Galleria Borrower, the Glendale Galleria Subordinate Noteholders will have 10 business days from the date of receipt of notice of the subject default to cure the default. Further, in the event of a non-monetary default by the Glendale
Galleria Borrower, the Glendale Galleria Subordinate Noteholders will have 30 days from the date of receipt of notice of the subject default to cure the default; provided that if the subject non-monetary default cannot be cured within 30 days, but a Glendale Galleria Subordinate Noteholder has commenced and is diligently prosecuting the cure of the subject default, the cure period will be extended for an additional period not to exceed 90 days.

          Without the prior written consent of the holders of the Glendale
Galleria Trust Mortgage Loan and the Glendale Galleria Pari Passu Non-Trust
Loan, the Glendale Galleria Subordinate Noteholders will not have the right to cure more than four (4) consecutive scheduled payment defaults within any
12-month period or more than five (5) scheduled payment defaults in the aggregate within any 12- month period.

THE COLUMBIA IV SHOPPING CENTER LOAN COMBINATION AND THE SHOPPES AT PLANTATION
LOAN COMBINATION

          General. There are two (2) A-Note Trust Mortgage Loans, which respectively represent approximately 0.5% and 0.2% of the initial mortgage pool balance and approximately 0.5% and 0.2% of the initial loan group 1 balance, that are secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement The Shoppes at Plantation and Columbia IV Shopping
Center, respectively. In each case, the related borrower

                                      S-104

has encumbered the subject mortgaged real property with junior debt, which constitutes the related B-Note Non-Trust Loan. In each case, the aggregate debt consisting of the A-Note Trust Mortgage Loan and the related B-Note Non-Trust
Loan, which two mortgage loans constitute an A/B Loan Combination, is secured by a single mortgage or deed of trust on the subject mortgaged real property. We intend to include each of the A-Note Trust Mortgage Loans in the trust fund.
Each of the B-Note Non-Trust Loans was sold immediately after origination to CBA
Mezzanine Capital Finance, LLC, and will not be included in the trust fund.

          In each case, the A-Note Trust Mortgage Loan and related B-Note
Non-Trust Loan are cross-defaulted. Each B-Note Non-Trust Loan has the same maturity date and prepayment structure as the related A-Note Trust Mortgage
Loan. For purposes of the information presented in this prospectus supplement with respect to each A-Note Trust Mortgage Loan, the loan-to-value ratio and debt service coverage ratio information reflects only that A-Note Trust Mortgage
Loan and does not take into account the related B-Note Non-Trust Loan.

          The trust, as the holder of the A-Note Trust Mortgage Loans, and the respective holders of the B-Note Non-Trust Loans are parties to separate intercreditor agreements, each of which we refer to as a Loan Combination
Intercreditor Agreement. The servicing and administration of each A-Note Trust
Mortgage Loan (and, to the extent described below, the related B-Note Non-Trust
Loan) will be performed by the master servicer on behalf of the trust (and, in the case of the related B-Note Non-Trust Loan, on behalf of the holder of that loan). The master servicer will be required to collect payments with respect to any B-Note Non-Trust Loan following the occurrence of certain events of default with respect to the related A/B Loan Combination described in the related Loan
Combination Intercreditor Agreement. The following describes certain provisions of the Loan Combination Intercreditor Agreements.

          Priority of Payments. The rights of the holder of each B-Note
Non-Trust Loan to receive payments of interest, principal and other amounts are subordinated to the rights of the holder of the related A-Note Trust Mortgage
Loan to receive such amounts. So long as an A/B Material Default has not occurred or, if an A/B Material Default has occurred but is no longer continuing with respect to an A/B Loan Combination, the borrower under the subject A/B Loan
Combination will be required to make separate payments of principal and interest to the holder of the related A-Note Trust Mortgage Loan and B-Note Non-Trust
Loan. Escrow and reserve payments will be made to the master servicer on behalf of the trust as the holder of the A-Note Trust Mortgage Loans. Any voluntary principal prepayments will be applied as provided in the related loan documents;
provided that any prepayment resulting from the payment of insurance proceeds or condemnation awards or accepted during the continuance of an event of default will be applied as though there were an existing A/B Material Default. If an A/B
Material Default occurs and is continuing with respect to an A/B Loan
Combination, then all amounts tendered by the borrower on the related B-Note
Non-Trust Loan will be subordinated to all payments due with respect to the subject A-Note Trust Mortgage Loan and the amounts with respect to the applicable A/B Loan Combination will be paid in the following manner:

          o    first, to the master servicer, the special servicer, the trustee or the fiscal agent, up to the amount of any unreimbursed costs and expenses paid by such entity, including unreimbursed advances and interest thereon;

          o    second, to the master servicer and the special servicer, in an amount equal to the accrued and unpaid servicing fees and/or other compensation earned by them;

          o    third, to the trust, in an amount equal to interest (other than default interest) due with respect to the subject A-Note Trust
               Mortgage Loan;

          o    fourth, to the trust, in an amount equal to the principal balance of the subject A-Note Trust Mortgage Loan until paid in full;

                                      S-105

          o    fifth, to the trust, in an amount equal to any prepayment
               premium, to the extent actually paid, allocable to the subject
               A-Note Trust Mortgage Loan;

          o    sixth, to the holder of the related B-Note Non-Trust Loan up to the amount of any unreimbursed costs and expenses paid by the holder of the related B-Note Non-Trust Loan;

          o    seventh, to the holder of the related B-Note Non-Trust Loan, in an amount equal to interest (other than default interest) due with respect to the related B-Note Non-Trust Loan;

          o    eighth, to the holder of the related B-Note Non-Trust Loan, in an amount equal to the principal balance of the related B-Note
               Non-Trust Loan until paid in full;

          o    ninth, to the holder of the related B-Note Non-Trust Loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable to the related B-Note Non-Trust Loan;

          o    tenth, to the trust and the holder of the related B-Note
               Non-Trust Loan, in that order, in an amount equal to any unpaid default interest accrued on the subject A-Note Trust Mortgage
               Loan and the related B-Note Non-Trust Loan, respectively; and

          o    eleventh, any excess, to the trust and the holder of the related
               B-Note Non-Trust Loan, pro rata, based upon the outstanding principal balances; provided that if the principal balance of the related B-Note Non-Trust Loan is equal to zero, then based upon the initial principal balances.

          Notwithstanding the foregoing, amounts payable with respect to each
B-Note Non-Trust Loan will not be available to cover all costs and expenses associated with the related A-Note Trust Mortgage Loan. Unless an A/B Material
Default exists, payments of principal and interest with respect to each B-Note
Non-Trust Loan will be made directly by the borrower to the holder of the related B-Note Non-Trust Loan and, accordingly, will not be available to cover certain expenses that, upon payment out of the trust fund, will constitute
Additional Trust Fund Expenses. For example, a Servicing Transfer Event could occur with respect to an A/B Loan Combination, giving rise to special servicing fees, at a time when no A/B Material Default exists. In addition, following the resolution of all Servicing Transfer Events (and presumably all A/B Material
Defaults) with respect to an A/B Loan Combination, workout fees would be payable. The special servicer has agreed that special servicing fees, workout fees and principal recovery fees earned with respect to any B-Note Non-Trust
Loan will be payable solely out of funds allocable thereto. However, special servicing compensation earned with respect to an A-Note Trust Mortgage Loan, as well as interest on related Advances and various other servicing expenses, will be payable out of collections allocable to that A-Note Trust Mortgage Loan and/or general collections on the mortgage pool if collections allocable to the related B-Note Non-Trust Loan are unavailable or insufficient to cover such items.

          If, after the expiration of the right of the holder of any B-Note
Non-Trust Loan to purchase the related A-Note Trust Mortgage Loan (as described below), the related A-Note Trust Mortgage Loan or the subject B-Note Non-Trust
Loan is modified in connection with a workout so that, with respect to either the related A-Note Trust Mortgage Loan or the B-Note Non-Trust Loan, (a) the
outstanding principal balance is decreased, (b) payments of interest or principal are waived, reduced or deferred or (c) any other adjustment is made to any of the terms of the related A/B Loan Combination, then all payments to the trust, as the holder of the related A-Note Trust Mortgage Loan, will be made as if the workout did not occur and the payment terms of the related A-Note Trust
Mortgage Loan will remain the same. In that case, the holder of the subject
B-Note Non-Trust Loan will be required to bear the full economic effect of all waivers, reductions or deferrals of amounts due on either the related A-Note
Trust

                                      S-106

Mortgage Loan or the subject B-Note Non-Trust Loan attributable to the workout
(up to the outstanding principal balance, together with accrued interest, of the subject B-Note Non-Trust Loan).

          So long as an A/B Material Default has not occurred with respect to an
A/B Loan Combination, the master servicer will have no obligation to collect payments with respect to the related B-Note Non-Trust Loan. A separate servicer of that B-Note Non-Trust Loan will be responsible for collecting amounts payable in respect of that B-Note Non-Trust Loan. That servicer will have no servicing duties or obligations with respect to the related A-Note Trust Mortgage Loan or the related mortgaged real property. If an A/B Material Default occurs with respect to an A/B Loan Combination, the master servicer or the special servicer, as applicable, will (during the continuance of that A/B Material Default)
collect and distribute payments for both the related A-Note Trust Mortgage Loan and the B-Note Non-Trust Loan according to the sequential order of priority provided for in the related Loan Combination Intercreditor Agreement.

          Consent Rights. Subject to certain limitations with respect to modifications and certain rights of the holder of a B-Note Non-Trust Loan to purchase the related A-Note Trust Mortgage Loan (as discussed under "--Consent
Rights" and "--Purchase Option"), the holder of a B-Note Non-Trust Loan has no voting, consent or other rights with respect to the master servicer's or special servicer's administration of, or the exercise of its rights and remedies with respect to, the related A/B Loan Combination.

          The ability of the master servicer or the special servicer, as applicable, to enter into any assumption, amendment, deferral, extension, increase or waiver of any term or provision of a B-Note Non-Trust Loan, an
A-Note Trust Mortgage Loan or the related loan documents, is limited by the rights of the holder of the subject B-Note Non-Trust Loan to approve modifications and other actions as contained in the related Loan Combination
Intercreditor Agreement; provided that the consent of the holder of a B-Note
Non-Trust Loan will not be required in connection with any modification or other action with respect to the related A/B Loan Combination after the expiration of the right of the holder of the B-Note Non-Trust Loan to purchase the related
A-Note Trust Mortgage Loan; and provided, further, that no consent or failure to provide consent of the holder of a B-Note Non-Trust Loan may cause the master servicer or special servicer to violate applicable law or any term of the pooling and servicing agreement, including the Servicing Standard. The holder of a B-Note Non-Trust Loan may not enter into any assumption, amendment, deferral, extension, increase or waiver of the subject B-Note Non-Trust Loan or the related loan documents without the prior written consent of the trustee, as holder of the related A-Note Trust Mortgage Loan, acting through the master servicer and/or the special servicer as specified in the pooling and servicing agreement.

          Purchase Option. Upon the occurrence of any one of certain defaults that are set forth in the related Loan Combination Intercreditor Agreement, the holder of a B-Note Non-Trust Loan will have the right to purchase the related
A-Note Trust Mortgage Loan at a purchase price determined under the Loan
Combination Intercreditor Agreement and generally equal the sum of (a) the outstanding principal balance of the A-Note Trust Mortgage Loan, (b) accrued and unpaid interest on the outstanding principal balance of the A-Note Trust
Mortgage Loan (excluding any default interest or other late payment charges),
(c) any unreimbursed servicing advances made by the master servicer, the special servicer, the trustee or the fiscal agent with respect to the mortgaged real property, together with any advance interest thereon, (d) reasonable out-of-pocket legal fees and costs incurred in connection with enforcement of the subject A/B Loan Combination by the master servicer or special servicer, (e)
any interest on any unreimbursed P&I advances made by the master servicer, the trustee or the fiscal agent with respect to the A-Note Trust Mortgage Loan, (f)
any related master servicing fees, primary servicing fees, special servicing fees and trustee's fees payable under the pooling and servicing agreement, and
(g) out-of-pocket expenses incurred by the trustee or the master servicer with respect to the A/B Loan Combination together with advance interest thereon.

                                     S-107

          Cure Rights. The holder of a B-Note Non-Trust Loan does not have any rights to cure any defaults with respect to the related A/B Loan Combination.

ADDITIONAL LOAN AND PROPERTY INFORMATION

          Delinquencies. Each mortgage loan seller will represent in its mortgage loan purchase agreement that, with respect to the mortgage loans that we will purchase from that mortgage loan seller, no scheduled payment of principal and interest under any mortgage loan was 30 days or more past due as of the due date for such mortgage loan in December 2005, without giving effect to any applicable grace period, nor was any scheduled payment 30 days or more delinquent in the 12-month period immediately preceding or, if shorter, from the date of origination up to, the due date for such mortgage loan in December 2005, without giving effect to any applicable grace period.

          Tenant Matters. Described and listed below are certain aspects of the some of the tenants at the mortgaged real properties for the mortgage loans--

          o    One hundred twenty-one (121) of the mortgaged real properties, securing 43.9% of the initial mortgage pool balance and
               approximately 46.0% of the initial loan group 1 balance, are, in each case, a retail property, an office property or an
               industrial/warehouse property that is leased to one or more major tenants that each occupies at least 25% of the net rentable area of the particular property. A number of companies are major tenants at more than one of the mortgaged real properties.

          o    Twenty-three (23) of the mortgaged real properties, securing 7.6%
               of the initial mortgage pool balance and approximately 8.0% of the initial loan group 1 balance, are entirely or substantially leased to a single tenant.

          o    There are several cases in which a particular entity is a tenant at more than one of the mortgaged real properties, and although it may not be a major tenant at any of those properties, it is significant to the success of the properties.

          o    Certain tenant leases at the mortgaged real properties (including mortgaged real properties leased to a single tenant) have terms that are shorter than the terms of the related mortgage loans and, in some cases, significantly shorter.

          o    One (1) of the mortgaged real properties (loan number 135), representing security for approximately 0.1% of the initial mortgage pool balance and 3.1% of the initial loan group 2 balance, is a multifamily rental property that receives rent subsidies from the United States Department of Housing and Urban
               Development under its Section 8 housing program.

          o    Four (4) of the mortgaged real properties (securing loan numbers
               18, 41, 46 and 98), which are identified on Annex A-1 to this prospectus supplement as Chase Village Apartments, Branbury
               Apartments, Lindell Towers and Campus Walk Apartments,
               respectively, representing approximately 2.6% of the initial mortgage pool balance and approximately 56.1% of the initial loan group 2 balance, are multifamily rental properties that have a material tenant concentration of students. Those mortgaged real properties may experience more fluctuations in occupancy rate than other types of properties.

          o    With respect to certain of the mortgage loans, one or more of the tenants may be local, state or federal governmental entities.
               These entities may have the right to terminate their leases at any time, subject to various conditions, including notice to the landlord or a loss of available funding..

          o    With respect to certain of the mortgage loans, one or more of the tenants at the related mortgaged real property have yet to take possession of their leased premises or may have taken possession of

                                      S-108

               their leased premises but have yet to open their respective businesses to the general public and, in some cases, may not have commenced paying rent under their leases. For instance, in the case of one (1) mortgage loan (loan number 89), which is secured by the mortgaged real property identified on Annex A-1 as
               Cornerstone Center), representing approximately 0.3% of the initial mortgage pool balance and approximately 0.3%, of the initial loan group 1 balance, the anchor tenant, Borders, Inc., at the mortgaged real property is in the process of relocating its store across the street and has executed an assignment of lease with Lane Home Furnishings. There can be no assurances that a prolonged delay in the opening of business to the general public will not negatively impact the related tenant's ability to fulfill its obligations under its respective lease.

          Ground Leases. In the case of 13 mortgaged real properties securing 13 mortgage loans, representing security for approximately 24.0% of the initial mortgage pool balance (twelve mortgage loans in loan group 1, representing approximately 25.0% of the initial loan group 1 balance and one (1) mortgage loan in loan group 2, representing approximately 3.2% of the initial loan group
2 balance), the related mortgage constitutes a lien on the related borrower's leasehold or sub-leasehold interest in the mortgaged real property or a material portion thereof, but not on the corresponding fee interest. In each case (except as specified below), the related ground lease or sub-ground lease, after giving effect to all extension options exercisable at the option of the relevant lender, expires more than 20 years after the stated maturity of the related mortgage loan and the ground lessor has agreed to give the holder of that mortgage loan notice of and the right to cure, any default or breach by the lessee. In the case of one (1) mortgage loan (loan number 154), which is secured by the mortgaged real property identified on Annex A-1 as CVS Thibodaux, representing 0.1% of the initial mortgage pool balance and 0.1% of the initial loan group 1 balance, the related ground lease term extends approximately 10 years after the final maturity date of the mortgage loan.

          See "Risk Factors--Ground Leases Create Risks for Lenders That Are Not
Present When Lending on an Actual Ownership Interest in a Real Property" and
"Legal Aspects Of Mortgage Loans--Foreclosure--Leasehold Considerations" in the
accompanying prospectus.

          Additional and Other Financing.

          Additional Secured Debt. In the case of the Glendale Galleria Trust
Mortgage Loan, the related mortgage also secures the Glendale Galleria Non-Trust
Loans, which will not be included in the trust fund. See "--The Glendale
Galleria Loan Combination" above for a description of certain aspects of the
Glendale Galleria Loan Combination.

          In the case of each of the A-Note Trust Mortgage Loans, the related mortgage also secures the related B-Note Non-Trust Loan, which will not be included in the trust fund. See "--The Loan Combinations" above for a description of certain aspects of the related A/B Loan Combinations.

          In the case of one (1) mortgage loan (loan number 22), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Oak Brook International Office Center, representing approximately 0.9% of the initial mortgage pool balance and approximately 1.0%, of the initial loan group
1 balance, the related mortgaged property is encumbered by a second lien in the amount of $9,600,000 that is an inter-company loan.

          In the case of one (1) mortgage loan (loan number 161), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Mondo Building, representing approximately 0.1% of the initial mortgage pool balance and approximately 0.1%, of the initial loan group 1 balance, the related mortgaged property is encumbered by a second lien in the amount of $1,200,000.

                                      S-109

          In the case of one (1) mortgage loan (loan number 131), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Osco Plaza, representing approximately 0.1% of the initial mortgage pool balance and approximately 0.2%, of the initial loan group 1 balance, (A) the related borrower has the option to encumber the mortgaged real property with a second lien to secure additional subordinated debt or (B) a newly formed special purpose entity, which will be the 100% owner of the borrower, may pledge its interest to secure additional subordinated debt (i.e. mezzanine debt), provided, in each case, that certain conditions specified in the loan agreement are satisfied, including: (i) the aggregate amount of the mortgage loan and the subordinate debt (either the secured subordinate debt or the mezzanine debt)
will not exceed 85% of the fair market value of the mortgaged real property,
(ii) the aggregate debt service coverage ratio at all times (assuming that either the secured subordinate debt or the mezzanine debt is fully advanced) is at least 1.15:1 and (iii) the assumed debt service coverage ratio at all times
(assuming that either the secured subordinate debt or the mezzanine debt is fully advanced) is at least 0.90:1.

          In the case of two (2) mortgage loans (loans number 47 and 114), secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Pagentry West Office Park and Flamingo Self Storage,
respectively, collectively representing approximately 0.7% of the initial mortgage pool balance and approximately 0.8%, of the initial loan group 1 balance, each of the related mortgage loan documents permit the related borrower to encumber the related mortgaged real property with a second lien to secure additional subordinated debt, provided that certain conditions specified in the applicable loan agreement are satisfied, including: (i) the related borrower maintains a minimum aggregate debt service coverage ratio (including the related subordinate debt) of at least 1.25:1 based on actual loan constant, (ii) the related borrower maintains a minimum aggregate debt service coverage ratio
(including the related subordinate debt) of at least 1.00:1 based on a 9.25%
loan constant, (iii) the aggregate loan to value ratio (including the related subordinate debt) does not exceed 75% of the appraised value of the applicable mortgaged real property and (iv) the applicable subordinate lender executes an intercreditor agreement on the lender's form.

          Except as described above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by the related mortgaged real properties without the lender's consent.

          Mezzanine Debt. We are aware that in the case of four (4) mortgage loans, representing approximately 11.2% of the initial mortgage pool balance and approximately 11.7% of the initial loan group 1 balance, the owner(s) of the related borrower have pledged their interests in the borrower to secure secondary financing in the form of mezzanine debt, as described below--

          o    In the case of one (1) mortgage loan (loan number 3), which is secured by the mortgaged real property identified on Annex A-1 as
               Glendale Galleria, representing approximately 5.0% of the initial mortgage pool balance and approximately 5.2% of the initial loan group 1 balance, the sole member of the borrower has pledged 100%
               of its ownership interest in the borrower to secure a mezzanine loan with an original principal balance of $30,000,000. The originating lender funded the mezzanine loan simultaneously with the origination of the mortgage loan and then transferred the mezzanine loan to a new mezzanine lender. The mezzanine loan is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the new mezzanine lender, under which the new mezzanine lender:

               1.   has agreed, among other things, not to enforce its rights to realize upon the collateral securing its related mezzanine loan without written confirmation from the rating agencies that an enforcement action would not cause the downgrade,
                    withdrawal or qualification of the current ratings of the
                    certificates, unless certain conditions are met relating to the identity and status of the transferee of the collateral and the replacement property manager and the delivery of an acceptable non-consolidation opinion, and

                                      S-110

               2.   has subordinated and made junior its related mezzanine loan to the Glendale Galleria mortgage loan (other than as to its interest in the pledged collateral) and has the option to
                    purchase the Glendale Galleria mortgage loan if that
                    mortgage loan becomes a defaulted mortgage loan or to cure such default.

          o    In the case of one (1) mortgage loan (loan number 5), which is secured by the mortgaged real property identified on Annex A-1 as
               International Home Furnishings Center, representing approximately
               3.3% of the initial mortgage pool balance and approximately 3.4%
               of the initial loan group 1 balance, the sole member of the borrower has pledged its ownership interests in the borrower and entered into a revolving credit line agreement with the related mortgage loan seller, as mezzanine lender, with a maximum amount of $25,000,000. The mezzanine loan is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender, under which the mezzanine lender has subordinated its related mezzanine loan to the related mortgage loan (other than as to its interest in the pledged collateral)
               and has the option to purchase the related mortgage loan if that mortgage loan becomes a defaulted mortgage loan or to cure the default.

          o    In the case of one (1) mortgage loan (loan number 8), which is secured by the mortgaged real property identified on Annex A-1 as
               Younan Portfolio - Dallas, representing approximately 2.6% of the initial mortgage pool balance and approximately 2.7% of the initial loan group 1 balance, the 100% direct or indirect
               interest in the related borrower was pledged to secure a
               mezzanine loan with an original principal balance of $7,660,000.
               The mezzanine loan was made by the related mortgage loan seller and was transferred to Crescent Real Estate Capital, L.P., as mezzanine lender and is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender, under which the mezzanine lender--

               1.   has agreed, among other things, not to enforce its rights to realize upon the collateral securing its related mezzanine loan without written confirmation from the rating agencies that an enforcement action would not cause the downgrade,
                    withdrawal or qualification of the then-current ratings of the certificates, unless certain conditions are met relating to the identity and status of the transferee of the
                    collateral and the replacement property manager and the
                    delivery of an acceptable non-consolidation opinion, and

               2.   has subordinated its related mezzanine loan to the related mortgage loan (other than as to its interest in the pledged collateral) and has the option to purchase the related
                    mortgage loan if that mortgage loan becomes a defaulted
                    mortgage loan or to cure the default.

          o    In the case of one (1) mortgage loan (loan number 79), which is secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Paramus-Medical, representing approximately 0.3% of the initial mortgage pool balance and approximately 0.3% of the initial loan group 1 balance, the 100%
               direct or indirect interest in the related borrower was pledged to secure a mezzanine loan with an original principal balance of
               $850,000. The mezzanine loan is currently held by the related mortgage loan seller, as mezzanine lender, and is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender, under which the mezzanine lender--

               1.   has agreed, among other things, not to enforce its rights to realize upon the collateral securing its related mezzanine loan without written confirmation from the rating agencies that an enforcement action would not cause the downgrade,
                    withdrawal or qualification of the then-current ratings of the certificates, unless certain conditions are met relating to the identity and status of the transferee of the
                    collateral (or the transfer of the title is to the mezzanine lender or its affiliate) and the replacement property
                    manager and if a non-

                                      S-111

                    consolidation opinion was delivered at the closing of the
                    mortgage loan, the transferee will be required to deliver a new acceptable non-consolidation opinion, and

               2.   has subordinated its related mezzanine loan to the related mortgage loan (other than as to its interest in the pledged collateral) and has the option to purchase the related
                    mortgage loan if that mortgage loan becomes a defaulted
                    mortgage loan or to cure the default.

          In the case of 22 mortgage loans (loan numbers 2, 3, 4, 5, 12, 20, 24,
26, 27, 32, 51, 57, 62, 64, 69, 73, 84, 87, 88, 100, 131 and 166), representing approximately 27.5% of the initial mortgage pool balance (21 mortgage loans in loan group 1, representing approximately 28.5% of the initial loan group 1 balance and one (1) mortgage loan in loan group 2, representing approximately
7.7% of the initial loan group 2 balance), the owners of the related borrowers are permitted to pledge their ownership interests in the borrowers as collateral for mezzanine debt. The incurrence of this mezzanine indebtedness is generally subject to certain conditions, that may include any one or more of the following conditions--

          o    consent of the mortgage lender;

          o    satisfaction of loan-to-value tests, which provide that the aggregate principal balance of the related mortgage loan and the subject mezzanine debt may not exceed a specified percentage and debt service coverage ratio tests, which provide that the
               combined debt service coverage ratio of the related mortgage loan and the subject mezzanine loan may not be less than a specified amount;

          o    subordination of the mezzanine debt pursuant to a subordination and intercreditor agreement; and/or

          o    confirmation from each rating agency that the mezzanine financing will not result in a downgrade, qualification or withdrawal of the then current ratings.

          In the case of one (1) mortgage loan (loan number 2), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Ashford Hotel Portfolio, representing approximately 5.2% of the initial mortgage pool balance and approximately 5.5% of the initial loan group 1 balance, the loan documents permit the related borrower to sell the property and to provide mezzanine financing to the transferee borrower in an amount which, together with other financing obtained by purchaser, does not exceed 90% of the sales price of the respective mortgaged property and is subject to certain conditions, including, but not limited to--

          o    no event of default shall have occurred and be continuing;

          o    the term of the mezzanine financing must be coterminous with the related loan;

          o    a new single purpose entity will be inserted into transferee borrower's organization chart, such entity will be wholly owned by the equity owners of transferee borrower and the sole asset of such entity will be transferee borrower's direct and indirect equity assets;

          o    subordination of the mezzanine debt pursuant to a subordination and intercreditor agreement; and

          o    certification from each rating agency that the mezzanine
               financing will not result in a downgrade, qualification or withdrawal of the then current ratings.

          While a mezzanine lender has no security interest in or rights to the related mortgaged real properties, a default under the mezzanine loan could cause a change in control in the mezzanine borrower as a result of the realization on the pledged ownership interests by the mezzanine lender. See
"Risk Factors--Risks Relating to the Mortgage Loans--A Borrower's Other Loans
May Reduce the Cash Flow Available to the Mortgaged Real Property Which May
Adversely Affect Payment on Your Certificates; Mezzanine Financing Reduces a

                                      S-112

Principal's Equity in, and Therefore Its Incentive to Support, a Mortgaged Real
Property" in this prospectus supplement.

          Additional Unsecured Debt. The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the mortgaged real property. Therefore, under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers. See "Risk
Factors--Subordinate Debt Increases the Likelihood That a Borrower Will Default
on a Mortgage Loan Underlying Your Offered Certificates" and "Legal Aspects Of
Mortgage Loans--Subordinate Financing" in the accompanying prospectus.

          We are aware that in the case of three (3) mortgage loans (loan numbers 36, 103 and 149), representing approximately 1.0% of the initial mortgage pool balance and approximately 1.0% of the initial loan group 1 balance, the related borrowers have incurred, or are permitted to incur, subordinate unsecured indebtedness.

          In the case of one (1) mortgage loan (loan number 103), which is secured by the mortgaged real property identified on Annex A-1 as Westchester
Neighborhood School, representing approximately 0.2% of the initial mortgage pool balance and approximately 0.2% of the initial loan group 1 balance, the related borrower is permitted to obtain unsecured subordinate loans from its members not to exceed $1,000,000 in the aggregate, provided that the holder of the unsecured subordinate debt executes a subordination agreement with the holder of the related mortgage loan at the origination of the unsecured subordinate loan.

          In the case of one (1) mortgage loan (loan number 36), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
156 William Street, representing approximately 0.7% of the initial mortgage pool balance and approximately 0.7%, of the initial loan group 1 balance, there is an unsecured inter-company subordinate loan in the amount of $10,000,000.

          Except as disclosed under this "--Additional and Other Financing"
subsection, we have not been able to confirm whether the respective borrowers under the mortgage loans, have any other debt outstanding. We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third-party holds debt secured by a pledge of an equity interest in a related borrower.

          Zoning and Building Code Compliance. In connection with the origination of each mortgage loan, the related originator examined whether the use and operation of the mortgaged real property were in material compliance with zoning, land-use, building, fire and health ordinances, rules, regulations and orders then-applicable to that property. Evidence of this compliance may have been in the form of legal opinions, surveys, recorded documents, letters from government officials or agencies, title insurance endorsements, engineering or consulting reports and/or representations by the related borrower. In some cases, a certificate of occupancy was not available. Where the property as currently operated is a permitted nonconforming use and/or structure, an analysis was generally conducted as to--

          o    the likelihood that a material casualty would occur that would prevent the property from being rebuilt in its current form; and

                                      S-113

          o    whether existing replacement cost hazard insurance or, if
               necessary, supplemental law or ordinance coverage would, in the event of a material casualty, be sufficient--

               1.   to satisfy the entire mortgage loan; or

               2.   taking into account the cost of repair, to pay down the
                    mortgage loan to a level that the remaining collateral would be adequate security for the remaining loan amount.

          Notwithstanding the foregoing, we cannot assure you, however, that any such analysis, or that the above determinations, were made in each and every case.

          Lockboxes. Seventy two (72) mortgage loans, representing approximately
68.3% of the initial mortgage pool balance (71 mortgage loans in loan group 1, representing approximately 71.0% of the initial loan group 1 balance and one (1)
mortgage loan in loan group 2, representing approximately 12.4% of the initial loan group 2 balance), generally provide that all rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged real properties will be paid into one of the following types of lockboxes, each of which is described below.

          o    LOCKBOXES IN EFFECT ON THE DATE OF CLOSING. Income (or a portion thereof sufficient to pay monthly debt service) is paid directly to a lockbox account controlled by the lender, or both the borrower and the lender, except that with respect to multifamily properties, income is collected and deposited in the lockbox account by the manager of the mortgaged real property and, with respect to hospitality properties, cash or "over-the-counter"
               receipts are deposited into the lockbox account by the manager, while credit card receivables are deposited directly into a lockbox account. In the case of such lockboxes, funds deposited into the lockbox account are disbursed either--

               1.   in accordance with the related loan documents to satisfy the borrower's obligation to pay, among other things, debt
                    service payments, taxes and insurance and reserve account
                    deposits; or

               2.   to the borrower on a daily or other periodic basis, until
                    the occurrence of a triggering event, following which the
                    funds will be disbursed to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits.

               In some cases, the lockbox account is currently under the control of both the borrower and the lender, to which the borrower will have access until the occurrence of the triggering event, after which no such access will be permitted. In other cases, the related mortgage loan documents require the borrower to establish the lockbox but each account has not yet been established.

               For purposes of this prospectus supplement, a lockbox is
               considered to be a "hard" lockbox when income from the subject property is paid directly into a lockbox account controlled by the lender. A lockbox is considered to be a "soft" lockbox when income from the subject property is paid into a lockbox account controlled by the lender, by the borrower or a property manager that is affiliated with the borrower.

                                      S-114

          o    SPRINGING LOCKBOX. Income is collected by or otherwise accessible to the borrower until the occurrence of a triggering event, following which a lockbox of the type described above is put in place, from which funds are disbursed to a lender controlled account and used to pay, among other things, debt service
               payments, taxes and insurance and reserve account deposits.
               Examples of triggering events may include:

               1.   a failure to pay the related mortgage loan in full on or
                    before any related anticipated repayment date; or

               2.   a decline by more than a specified amount, in the net
                    operating income of the related mortgaged real property; or

               3.   a failure to meet a specified debt service coverage ratio;
                    or

               4.   an event of default under the mortgage.

               For purposes of this prospectus supplement, a springing lockbox is an account, which may be a hard or soft lockbox, that is required to be established by the borrower upon the occurrence of a trigger event.

          The 72 mortgage loans referred to above provide for lockbox accounts as follows:

                                                              % OF INITIAL   % OF INITIAL
                                               % OF INITIAL   LOAN GROUP 1   LOAN GROUP 2
                                 NUMBER OF       MORTGAGE       PRINCIPAL      PRINCIPAL
        LOCKBOX TYPE          MORTGAGE LOANS   POOL BALANCE      BALANCE        BALANCE
---------------------------   --------------   ------------   ------------   ------------

         LOCKBOXES*                 72             68.3%          71.0%         12.4%
                                   ---             ----           ----          ----
Hard                                62             62.5%          65.5%          0.0%
Soft                                10              5.8%           5.5%         12.4%
Springing (Including "Soft"
  springing or "Hard"
  springing lockboxes)              54             51.8%          54.3%          0.0%
                                   ---             ----           ----          ----
Hard                                45             46.6%          48.9%          0.0%
Soft                                 9              5.2%           5.5%          0.0%

*    Includes lockboxes required to be in effect on the date of closing but not yet established. In certain cases the loan documents require that the related lockbox be established within a specified period following the loan closing date.

          Hazard, Liability and Other Insurance. Although exceptions exist, the loan documents for each of the mortgage loans generally require the related borrower to maintain with respect to the corresponding mortgaged real property the following insurance coverage--

          o    hazard insurance in an amount that generally is, subject to an approved deductible, at least equal to the lesser of--

               1.   the outstanding principal balance of the mortgage loan; and

               2.   the full insurable replacement cost or insurable value of
                    the improvements located on the insured property;

                                      S-115

          o    if any portion of the improvements on the property was in an area identified in the federal register by the Federal Emergency
               Management Agency as having special flood hazards, flood
               insurance meeting the requirements of the Federal Insurance
               Administration guidelines, in an amount that is equal to the least of--

               1.   the outstanding principal balance of the related mortgage
                    loan;

               2.   the full insurable replacement cost or insurable value of
                    the improvements on the insured property; and

               3.   the maximum amount of insurance available under the National
                    Flood Insurance Act of 1968;

          o    commercial general liability insurance against claims for
               personal and bodily injury, death or property damage; and

          o    business interruption or rent loss insurance.

          Certain mortgage loans permit a borrower to satisfy its insurance coverage requirement by permitting its tenant to self-insure (including with respect to terrorism insurance coverage).

In general, the mortgaged real properties for the mortgage loans, including those properties located in California, are not insured against earthquake risks. In the case of those properties located in California, other than those that are manufactured housing communities or self storage facilities, a third-party consultant conducted seismic studies to assess the probable maximum loss for the property. None of the resulting reports concluded that a mortgaged real property was likely to experience a probable maximum loss in excess of 20%
of the estimated replacement cost of the improvements. In the case of one (1)
mortgage loan (loan number 80), which is secured by the mortgaged real property identified on Annex A-1 as Regency Plaza, representing approximately 0.3% of the initial mortgage pool balance and approximately 0.3% of the initial loan group 1 balance, the probable maximum loss is 24%.

          The master servicer (with respect to each of the mortgage loans, including specially serviced mortgage loans), and the special servicer will be required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain, or if the borrower does not maintain, the master servicer will itself maintain, to the extent available at commercially reasonable rates and that the trustee has an insurable interest therein, for the related mortgaged real property, all insurance required by the terms of the loan documents and the related mortgage.

          Where insurance coverage at the mortgaged real property for any mortgage loan is left to the lender's discretion, the master servicer will be required to exercise such discretion in accordance with the Servicing Standard, and to the extent that any mortgage loan so permits, the related borrower will be required to exercise its efforts to obtain insurance from insurers which have a minimum claims-paying ability rating of at least "A3" by Moody's and "A" by
S&P (or the obligations of which are guaranteed or backed by a company having such claims-paying ability), and where insurance is obtained by the master servicer, such insurance must be from insurers that meet such requirements.

          In some cases, however, insurance may not be available from insurers that are rated by one or both of Moody's and S&P. In that case, the master servicer or special servicer, as applicable, will be required to use reasonable efforts, consistent with the servicing standard, to cause the borrower to maintain, or will itself maintain, as the case may be, insurance with insurers having the next highest ratings that are offering the required insurance at commercially reasonable rates.

          Various forms of insurance maintained with respect to any of the mortgaged real properties for the mortgage loans, including casualty insurance, environmental insurance and earthquake insurance, may be

                                      S-116

provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in the trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the mortgage loans in the trust. See "Risk Factors--Risks Related to the Mortgage
Loans--The Absence or Inadequacy of Insurance Coverage on the Property May
Adversely Affect Payments on Your Certificates" in this prospectus supplement and "Risk Factors--Lack of Insurance Coverage Exposes a Trust to Risk for
Particular Special Hazard Losses" in the accompanying prospectus.

          With limited exception, the mortgage loans generally provide that insurance and condemnation proceeds are to be applied either--

          o    to restore the mortgaged real property; or

          o    towards payment of the mortgage loan.

          If any mortgaged real property is acquired by the trust through foreclosure, deed in lieu of foreclosure or otherwise following a default on the related mortgage loan, the special servicer will be required to maintain for that property generally the same types of insurance policies providing coverage in the same amounts as were previously required under the related mortgage loan.
The special servicer will not be required to obtain any insurance for an REO
Property that was previously required under the related mortgage if (a) such insurance is not available at any rate; or (b) subject to the rights of and consultation with the controlling class representative, such insurance is not available at commercially reasonable rates and the subject hazards are not commonly insured against by prudent owners of similar real properties in similar locales.

          The master servicer and the special servicer may each satisfy its obligations regarding maintenance of the hazard insurance policies referred to in this prospectus supplement by maintaining a blanket insurance policy insuring against hazard losses on all of the mortgage loans for which it is responsible.
If any blanket insurance policy maintained by the master servicer or special servicer contains a deductible clause, however, the master servicer or the special servicer, as the case may be, will be required, in the event of a casualty covered by that policy, to pay out of its own funds all sums that--

          o    are not paid because of the deductible clause; and

          o    would have been paid if an individual hazard insurance policy referred to above had been in place.

          The applicable originator and its successors and assigns are the beneficiaries under separate title insurance policies with respect to each mortgage loan. It is expected that each title insurer will enter into co-insurance and reinsurance arrangements with respect to the title insurance policy as are customary in the title insurance industry. Subject to standard exceptions, including those regarding claims made in the context of insolvency proceedings, each title insurance policy will provide coverage to the trustee for the benefit of the certificateholders for claims made against the trustee regarding the priority and validity of the borrower's title to the subject mortgaged real property.

ASSESSMENTS OF PROPERTY CONDITION

          Property Inspections. Generally, all of the mortgaged real properties for the mortgage loans, were inspected in connection with the origination or acquisition of the related mortgage loan to assess their general condition. No inspection revealed any patent structural deficiency or any deferred maintenance considered material and adverse to the interests of the holders of the offered certificates, except in such cases where adequate reserves have been established.

                                      S-117

          Appraisals. All of the mortgaged real properties for the mortgage loans, were appraised by a state certified appraiser or an appraiser belonging to the Appraisal Institute in accordance with the Federal Institutions Reform,
Recovery and Enforcement Act of 1989. The primary purpose of each of those appraisals was to provide an opinion of the fair market value of the related mortgaged real property. There can be no assurance that another appraiser would have arrived at the same opinion of value. The resulting appraised values are shown on Annex A-1 to this prospectus supplement.

          Environmental Assessments. A third-party environmental consultant conducted a Phase I environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to all of the mortgaged real properties securing the mortgage loans. The resulting environmental reports were prepared:

          o    in the case of 291 mortgaged real properties, securing 98.3% of the initial mortgage pool balance (278 mortgaged real properties securing mortgage loans in loan group 1, and representing 98.2%
               of the initial loan group 1 balance, and 13 mortgaged real properties securing mortgage loans in loan group 2, and
               representing 100.0% of the initial loan group 2 balance), during the 12-month period preceding the cut-off date, and

          o    in the case of eight (8) mortgaged real properties, securing 1.7%
               of the initial mortgage pool balance and 1.8% of the initial loan group 1 balance, during the 12- to 19-month period preceding the cut-off date.

          In the case of six (6) mortgaged real properties securing five (5)
separate mortgage loans (loan numbers 24, 26, 37, 74 and 155), representing approximately 2.8% of the initial mortgage pool balance and approximately 2.9%
of the initial loan group 1 balance, a third-party consultant also conducted a
Phase II environmental site assessment of each such mortgaged real property. In the case of two (2) mortgaged real properties securing two (2) separate mortgage loans (loan numbers 91 and 99) secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Blackwell Plaza
Shopping Center and K-Mart - Bishop, CA, respectively, representing approximately 0.4% of the initial mortgage pool balance and approximately 0.5%
of the initial loan group 1 balance, a third-party consultant also conducted a
Phase II environmental site assessment of each such mortgaged real property prior to and not in connection to with the origination of the mortgage loan by the related mortgage loan seller and a Phase I environmental site assessment performed in connection with the current origination of the related mortgage loan did not require a Phase II environmental site assessment. In the case of one (1) mortgage loan (loan number 5), which is secured by the mortgaged real property identified on Annex A-1 as International Home Furnishings Center,
representing approximately 3.3% of the initial mortgage pool balance and approximately 3.4%, of the initial loan group 1 balance, a Phase II environmental assessment was performed prior to and not in connection with the origination of the related mortgage loan.

          The environmental testing at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, tests for radon, lead-based paint and lead in water were generally performed only at multifamily rental properties and only when the originator of the related mortgage loan believed this testing was warranted under the circumstances.

          If the environmental investigations described above identified material adverse or potentially material adverse environmental conditions at or with respect to any of the respective mortgaged real properties securing a mortgage loan or at a nearby property with potential to affect a mortgaged real property, then one of the following occurred:

          o    an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

                                      S-118

          o    an operation and maintenance plan or other remediation was required and/or an escrow reserve was established to cover the estimated costs of obtaining that plan and/or effecting that remediation; or

          o    those conditions were remediated or abated prior to the closing date; or

          o    a letter was obtained from the applicable regulatory authority stating that no further action was required; or

          o    an environmental insurance policy (which was not for the primary benefit of a secured lender policy) was obtained, a letter of credit was provided, an escrow reserve account was established, another party has acknowledged responsibility, or an indemnity from the responsible party was obtained to cover the estimated costs of any required investigation, testing, monitoring or remediation; or

          o    in those cases where an offsite property is the location of a leaking underground storage tank or groundwater or soil
               contamination, a responsible party has been identified under applicable law, and generally either--

               1.   that condition is not known to have affected the mortgaged real property; or

               2.   the responsible party has either received a letter from the applicable regulatory agency stating no further action is
                    required, established a remediation fund, engaged in
                    responsive remediation, or provided an indemnity or guaranty to the borrower; or

               3.   an environmental insurance policy was obtained (which was
                    not for the primary benefit of a secured lender).

          In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold, and/or radon. Where these substances were present, the environmental consultant often recommended, and the related loan documents required--

          o    the establishment of an operation and maintenance plan to address the issue, or

          o    in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program or a long-term testing program.

          In a few cases, the particular asbestos-containing materials, lead-based paint, mold and/or radon was in need of repair or other remediation.
This could result in a claim for damages by any party injured by that condition.
In certain cases, the related lender did not require the establishment of an operation and maintenance plan despite the identification of issues involving asbestos-containing materials and/or lead-based paint.

          In some cases, the environmental consultant did not recommend that any action be taken with respect to a potentially material adverse environmental condition at a mortgaged real property securing a mortgage loan, because a responsible party with respect to that condition had already been identified.
There can be no assurance, however, that such a responsible party will be financially able to address the subject condition.

          In some cases where the environmental consultant recommended specific remediation of an adverse environmental condition, the related originator of a mortgage loan required the related borrower generally:

          o    to carry out the specific remedial measures prior to closing;

          o    carry out the specific remedial measures post-closing and, if deemed necessary by the related originator of the subject
               mortgage loan, deposit with the lender a cash reserve in an amount generally equal to 100% to 125% of the estimated cost to complete the remedial measures; or

                                      S-119

          o    to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents.

          Some borrowers under the mortgage loans have not satisfied all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been or will continue to be implemented.

          In some cases, the environmental assessment for a mortgaged real property identified potential and, in some cases, significant environmental issues at nearby properties. The resulting environmental report indicated, however, that--

          o    the mortgaged real property had not been affected or had been minimally affected,

          o    the potential for the problem to affect the mortgaged real property was limited, or

          o    a person responsible for remediation had been identified.

          The information provided by us in this prospectus supplement regarding environmental conditions at the respective mortgaged real properties is based on the environmental site assessments referred to in this "--Environmental
Assessments" subsection and has not been independently verified by--

          o    us,

          o    any of the other parties to the pooling and servicing agreement,

          o    any of the mortgage loan sellers,

          o    any of the underwriters, or

          o    the affiliates of any of these parties.

          There can be no assurance that the environmental assessments or studies, as applicable, identified all environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties.

          In the case of one (1) mortgage loan (loan number 31), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Browntown and Millburn Plaza Portfolio, which represents 0.8% of the initial mortgage pool balance and approximately 0.8% of the initial loan group 1 balance, with respect to the Milburn Plaza mortgaged real property, a subsurface investigation identified elevated concentrations of dry cleaning solvents in soils. Due to excavation constraints not all impacted soils could be excavated and some residual soil contamination remains underneath the building slab.
Groundwater monitoring wells installed in the areas surrounding the dry cleaners identified perchloroethylene (perc) and its degradation products slightly in excess of the NJDEP Class II-A Groundwater Quality Criteria. A remedial action work plan prepared by Environmental Waste Management Associates (EWMA) and
approved by the NJDEP, proposes the installation of a soil vapor extraction
(SVE) remediation system to further remediate the residual soil contamination and continued monitoring of groundwater conditions. EWMA estimated the cost for operation and maintenance, monitoring and reporting for 1-year of active remediation to be $61,825. As a contingency to include a second year of active remediation total costs were estimated at $86,275. The borrower was required to obtain an environmental impaired liability insurance policy with coverage of approximately $3,000,000 through the term of the loan (which names the lender as additional insured and loss payee) to cover generally other unknown costs discovered in the monitoring of the existing environmental conditions, if any, other than the estimated costs of the remediation mentioned above. See "Risk
Factors--Risks Related to the Mortgage Loans--Lending on Income-Producing Real
Properties Entails Environmental Risks" in this prospectus supplement.

                                      S-120

          Engineering Assessments. In connection with the origination of the mortgage loans, a licensed engineer inspected the related mortgaged real properties to assess the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. The resulting engineering reports were prepared:

          o    in the case of 291 mortgaged real properties, securing 98.3% of the initial mortgage pool balance (278 mortgaged real properties securing mortgage loans in loan group 1, and representing 98.2%
               of the initial loan group 1 balance, and 13 mortgaged real properties securing mortgage loans in loan group 2, and
               representing 100.0% of the initial loan group 2 balance), during the 12-month period preceding the cut-off date, and

          o    in the case of eight (8) mortgaged real properties, securing 1.7%
               of the initial mortgage pool balance and 1.8% of the initial loan group 1 balance, during the 12- to 19-month period preceding the cut-off date.

          The resulting reports indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. Generally, with respect to a majority of the mortgaged real properties, where the engineer's recommended repairs, corrections or replacements were deemed material by the related originator, the related borrowers were required to carry out the necessary repairs, corrections or replacements, and in some instances, to establish reserves, generally in an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to fund deferred maintenance or replacement items that the reports characterized as in need of prompt attention.

THE MORTGAGE LOAN SELLERS

          General. We did not originate any of the mortgage loans. We will acquire those mortgage loans from the following entities:

          o    Merrill Lynch Mortgage Lending, Inc. - 80 mortgage loans,
               representing approximately 55.3% of the initial mortgage pool balance (75 mortgage loans in loan group 1, representing
               approximately 56.1% of the initial loan group 1 balance, and five
               (5) mortgage loans in loan group 2, representing approximately
               37.5% of the initial loan group 2 balance);

          o    Countrywide Commercial Real Estate Finance, Inc. - 68 mortgage loans, representing approximately 34.3% of the initial mortgage pool balance (63 mortgage loans in loan group 1, representing approximately 35.0% of the initial loan group 1 balance, and five
               (5) mortgage loans in loan group 2, representing approximately
               18.5% of the initial loan group 2 balance);

          o    KeyBank National Association - 20 mortgage loans, representing approximately 7.2% of the initial mortgage pool balance (17 mortgage loans in loan group 1, representing approximately 5.4%
               of the initial loan group 1 balance, and three (3) mortgage loans in loan group 2, representing approximately 44.0% of the initial loan group 2 balance); and

          o    IXIS Real Estate Capital Inc. - one (1) mortgage loan,
               representing approximately 3.3% of the initial mortgage pool balance and approximately 3.4% of the initial loan group 1 balance.

          The information set forth in this prospectus supplement concerning each of the mortgage loan sellers has been provided by the respective mortgage loan sellers, and neither we nor the underwriters make any representation or warranty as to the accuracy or completeness of this information.

          Merrill Lynch Mortgage Lending, Inc. Merrill Lynch Mortgage Lending,
Inc. is a wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc., a
Delaware corporation whose principal office is located in New York, New York.
Merrill Lynch Mortgage Capital Inc. is an affiliate of Merrill Lynch Mortgage
Investors, Inc., which is the depositor, and affiliate of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, which is an

                                      S-121

underwriter, and offers a wide range of investment banking services to its customers both domestically and internationally. The business of Merrill Lynch,
Pierce, Fenner & Smith Incorporated is subject to regulation by various state and federal regulatory authorities. As of December 26, 2004, Merrill Lynch
Mortgage Capital Inc. and its subsidiaries had total assets of approximately
$18.6 billion.

          Countrywide Commercial Real Estate Finance, Inc. Countrywide
Commercial Real Estate Finance, Inc. is a California corporation with its principal offices located in Calabasas, California. Countrywide Commercial Real
Estate Finance, Inc. is a wholly-owned direct subsidiary of Countrywide Capital
Markets, Inc., which is a wholly-owned direct subsidiary of Countrywide
Financial Corporation. Countrywide Financial Corporation, through its subsidiaries, provides mortgage banking and diversified financial services in domestic and international markets. Founded in 1969 and a member of the S&P 500 and Fortune 500, Countrywide Financial Corporation is headquartered in
Calabasas, California. Countrywide Commercial Real Estate Finance, Inc. is an
affiliate of Countrywide Securities Corporation. Countrywide Securities
Corporation is a registered broker-dealer specializing in underwriting, buying and selling mortgage-backed debt securities.

          IXIS Real Estate Capital Inc. IXIS Real Estate Capital Inc. is a New
York corporation whose principal offices are located in New York, New York. IXIS
Real Estate Capital Inc. is a wholly-owned subsidiary of IXIS Capital Markets
North America Inc. IXIS Real Estate Capital Inc. is an affiliate of IXIS
Securities North America Inc., which is an underwriter.

          KeyBank National Association. KeyBank National Association is a
national banking association. KeyBank National Association provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of September 30, 2005, KeyBank National Association had
total assets of approximately $87.574 billion, total liabilities (including minority interest in consolidated subsidiaries) of approximately $80.950 billion and approximately $6.624 billion in stockholder's equity. The principal executive offices of KeyBank National Association are located at Key Tower, 127
Public Square, Cleveland, Ohio 44114. Its telephone number is (216) 689-6300.
KeyBank National Association is a wholly-owned subsidiary of KeyCorp and is the parent of KeyCorp Real Estate Capital Markets, Inc., the master servicer.
KeyCorp is also the parent of McDonald Investments Inc., one of the underwriters.

ASSIGNMENT OF THE MORTGAGE LOANS

          On or before the date of initial issuance of the offered certificates, each mortgage loan seller will transfer its mortgage loans to us, and we will then transfer all the mortgage loans to the trust. In each case, the transferor will assign the subject mortgage loans, without recourse, to the transferee.

          In connection with the foregoing transfers, the related mortgage loan seller will be required to deliver the following documents, among others, to the trustee with respect to each of the mortgage loans--

          o    either:

               1.   the original promissory note, endorsed without recourse to the order of the trustee or in blank; or

               2.   if the original promissory note has been lost, a copy of
                    that note, together with a lost note affidavit and
                    indemnity;

          o    the original or a copy of the related mortgage instrument, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

                                      S-122

          o    the original or a copy of any separate assignment of leases and rents, together with originals or copies of any intervening assignments of that instrument, in each case, unless the
               particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

          o    either:

               1.   a completed assignment of the related mortgage instrument in favor of the trustee or in blank, in recordable form except for completion of the assignee's name if delivered in blank and except for missing recording information; or

               2.   a certified copy of that assignment as sent for recording;

          o    either:

               1.   a completed assignment of any separate related assignment of leases and rents in favor of the trustee or in blank, in
                    recordable form except for completion of the assignee's name if delivered in blank and except for missing recording
                    information; or

               2.   a certified copy of that assignment as sent for recording;

          o    an original or copy of the lender's policy or certificate of title insurance or, if a title insurance policy has not yet been issued or located, a commitment for title insurance, which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

          o    in those cases where applicable, the original or a copy of the related ground lease;

          o    originals or copies of any consolidation, assumption,
               substitution and modification agreements in those instances where the terms or provisions of the related mortgage instrument or promissory note have been consolidated or modified or the subject mortgage loan has been assumed; and

          o    a copy of any related letter of credit (the original of which will be required to be delivered to the master servicer).

provided that mortgage loan seller may deliver certain documents, including those identified in the third, fourth and fifth bullets, within the 30-day period following the date of issuance of the offered certificates.

          The trustee, either directly or through a custodian, is required to hold all of the documents delivered to it with respect to the mortgage loans, in trust for the benefit of the certificateholders. Within a specified period of time following that delivery, the trustee, directly or through a custodian, will be further required to conduct a review of those documents. The scope of the trustee's review of those documents will, in general, be limited solely to confirming that those documents have been received. None of the trustee, the fiscal agent, the master servicer, the special servicer or any custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

          If--

          o    any of the above-described documents required to be delivered by the respective mortgage loan sellers to the trustee is not delivered or is otherwise defective in the manner contemplated by the pooling and servicing agreement; and

                                      S-123

          o    that omission or defect materially and adversely affects the value of, or the interests of the certificateholders in, the subject loan,

then the omission or defect will constitute a material document defect as to which the certificateholders will have the rights against us described below under "--Repurchases and Substitutions", provided that no document defect (other than with respect to a mortgage note, mortgage, title insurance policy, ground lease or any letter of credit) will be considered to materially and adversely affect the interests of the certificateholders or the value of the related mortgage loan unless the document with respect to which the document defect exists is required in connection with an imminent enforcement of the lender's rights or remedies under the related mortgage loan, defending any claim asserted by any borrower or third party with respect to the mortgage loan, establishing the validity or priority of any lien on any collateral securing the mortgage loan or for any immediate servicing obligations.

          Within a specified period following the later of--

          o    the date on which the offered certificates are initially issued;
               and

          o    the date on which all recording information necessary to complete the subject document is received by the trustee,

the trustee or one or more independent third-party contractors retained at the expense of the mortgage loan sellers must submit for recording in the real property records of the applicable jurisdiction each of the assignments of recorded loan documents in the trustee's favor described above. Because most of the mortgage loans are newly originated, many of those assignments cannot be completed and recorded until the related mortgage and/or assignment of leases and rents, reflecting the necessary recording information, is returned from the applicable recording office.

REPRESENTATIONS AND WARRANTIES

          In each mortgage loan purchase agreement, the applicable mortgage loan seller has represented and warranted with respect to each mortgage loan (subject to certain exceptions specified in each mortgage loan purchase agreement), as of the issuance date, or as of such other date specifically provided in the representation and warranty, among other things, generally that:

          (a)  The information relating to the mortgage loan set forth in the loan schedule attached to the related mortgage loan purchase agreement will be true and correct in all material respects as of the cut-off date.

          (b)  Immediately prior to its transfer and assignment of the mortgage loan, it had good title to, and was the sole owner of, the mortgage loan.

          (c)  The related mortgage instrument is a valid and, subject to the exceptions and limitations on enforceability set forth in clause
               (d) below, enforceable first priority lien upon the related mortgaged real property, prior to all other liens and there are no other liens and/or encumbrances that are pari passu with the lien of the mortgage, in any event subject, however, to the
               Permitted Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

          (d)  The promissory note, the mortgage instrument and each other agreement executed by or on behalf of the related borrower in connection with the mortgage loan is the legal, valid and binding

                                      S-124

               obligation of the related borrower, subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation. In addition, each of the foregoing documents is enforceable against the related borrower in accordance with its terms, except as enforcement may be limited by (1) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (2) general principles of equity, regardless of whether such enforcement is considered in a
               proceeding in equity or at law, and (3) public policy
               considerations regarding provisions purporting to provide
               indemnification for securities law violations, except that certain provisions in those documents may be further limited or rendered unenforceable by applicable law, but, subject to the limitations set forth in the foregoing clauses (1), (2) and (3), such limitations or unenforceability will not render those loan documents invalid as a whole or substantially interfere with the lender's realization of the principal benefits and/or security provided thereby.

          (e)  It has not received notice and has no actual knowledge, of any proceeding pending for the condemnation of all or any material portion of the mortgaged real property for the mortgage loan.

          (f)  There exists an American Land Title Association or equivalent form of the lender's title insurance policy (or, if the title policy has yet to be issued, a pro forma policy or a marked up title insurance commitment binding on the title insurer) on which the required premium has been paid, insuring the first priority lien of the related mortgage instrument or, if more than one, mortgage instruments, in the original principal amount of the mortgage loan after all advances of principal, subject only to
               Permitted Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

          (g)  The proceeds of the mortgage loan have been fully disbursed, except in those cases where the full amount of the mortgage loan has been disbursed, but a portion of the proceeds is being held in escrow or reserve accounts pending satisfaction of specific leasing criteria, repairs or other matters with respect to the related mortgaged real property, and there is no requirement for future advances under the mortgage loan.

          (h)  If the related mortgage instrument is a deed of trust, a trustee, duly qualified under applicable law, has either been properly designated and currently so serves or may be substituted in accordance with the deed of trust and applicable law.

          (i)  Except as identified in the engineering report prepared by an independent engineering consultant obtained in connection with the origination of the mortgage loan, to its knowledge, the related mortgaged real property is in good repair and free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan, except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance.

                                      S-125

REPURCHASES AND SUBSTITUTIONS

          In the case of (i) a breach of any of the loan-specific
representations and warranties in any mortgage loan purchase agreement that materially and adversely affects the value of a mortgage loan or the interests of the certificateholders in that mortgage loan or (ii) a material document defect as described above under "--Assignment of the Mortgage Loans", the applicable mortgage loan seller, if it does not cure such breach or defect in all material respects within a period of 90 days following its receipt of notice thereof, is obligated pursuant to the applicable mortgage loan purchase agreement (the relevant rights under which have been assigned by us to the trustee) to either substitute a qualified substitute mortgage loan (so long as that substitution is effected prior to the second anniversary of the Closing
Date) and pay any substitution shortfall amount or to repurchase the affected mortgage loan within such 90-day period at the purchase price described below;
provided that, unless the breach or defect would cause the mortgage loan not to be a qualified mortgage within the meaning of section 860G(a)(3) of the Code, the applicable mortgage loan seller generally has an additional 90-day period to cure such breach or defect if it is diligently proceeding with such cure. Each mortgage loan seller is solely responsible for its repurchase or substitution obligation, and such obligations will not be our responsibility. The purchase price at which a mortgage loan seller will be required to repurchase a mortgage loan as to which there remains an uncured material breach or material document defect, as described above, will be generally equal to the sum (without duplication) of--

          o    the unpaid principal balance of that mortgage loan at the time of purchase, plus

          o    all unpaid interest due and accrued with respect to that mortgage loan at its mortgage interest rate to, but not including, the due date in the collection period of purchase (exclusive of any portion of that interest that constitutes Additional Interest), plus

          o    all unpaid interest accrued on Advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

          o    all unreimbursed servicing advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

          o    any reasonable costs and expenses, including, but not limited to, the cost of any enforcement action, incurred by the master servicer, the special servicer, the trustee or the trust fund in connection with any such purchase by a mortgage loan seller (to the extent not included in the preceding bullet), plus

          o    other Additional Trust Fund Expenses related to that mortgage loan, including special servicing fees.

          If (i) any mortgage loan is required to be repurchased or substituted for in the manner described above, (ii) such mortgage loan is then a Crossed
Loan, and (iii) the applicable document defect (including any omission) or breach of a representation and warranty does not constitute a defect or breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable defect or breach, as the case may be, will be deemed to constitute a defect or breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the related mortgage loan seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group unless (A) the weighted average debt service coverage ratio for all the remaining related
Crossed Loans for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (1) the weighted average debt service coverage ratio for all such related Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding the repurchase or substitution and (2) the weighted average debt service coverage ratio for all such related Crossed Loans, including the affected Crossed Loan, as at origination; and (B) the weighted average loan-to-value ratio of the remaining related Crossed Loans determined at the time of repurchase or substitution, based upon an appraisal obtained by the special servicer, is not greater than the lesser

                                      S-126

of (1) the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan, at the time of repurchase or substitution and (2) the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan, as at origination. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the mortgage loan seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related breach or defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed
Group.

          To the extent that the related mortgage loan seller repurchases or substitutes only for an affected Crossed Loan as described in the immediately preceding paragraph while the trustee continues to hold any related Crossed
Loans, we and the related mortgage loan seller will agree in the related mortgage loan purchase agreement to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Crossed Loans, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the
Crossed Loans held by such party, then both parties have agreed in the related mortgage loan purchase agreement to forbear from exercising such remedies until the loan documents evidencing and securing the relevant mortgage loans can be modified to remove the threat of material impairment as a result of the exercise of remedies.

          Notwithstanding the foregoing discussion, if any mortgage loan is otherwise required to be repurchased or substituted for in the manner described above, as a result of a document defect or breach with respect to one or more mortgaged real properties that secure a mortgage loan that is secured by multiple properties, the related mortgage loan seller will not be required to effect a repurchase or substitution of the subject mortgage loan if--

          o    the affected mortgaged real property(ies) may be released
               pursuant to the terms of any partial release provisions in the related loan documents and such mortgaged real property(ies) are, in fact, released,

          o    the remaining mortgaged real property(ies) satisfy the
               requirements, if any, set forth in the loan documents and the applicable mortgage loan seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or
               REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on prohibited transactions or contributions after the startup day of either REMIC I or REMIC II under the Code, and

          o    the related mortgage loan seller obtains written confirmation from each applicable rating agency that the release will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

          Except with respect to breaches of certain representations regarding the borrower's obligation to pay certain costs (in respect of which the remedy is the payment of costs), the foregoing substitution or repurchase obligation constitutes the sole remedy available to the certificateholders and the trustee for any uncured material breach of any mortgage loan seller's representations and warranties or material document defects regarding its mortgage loans. There can be no assurance that the applicable mortgage loan seller will have the financial resources to repurchase any mortgage loan at any particular time. Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold to us by such mortgage loan seller, and neither we nor any of our affiliates will be obligated to substitute or repurchase any such affected mortgage loan in connection with a material breach of a mortgage loan seller's representations and warranties or material document defects if such mortgage loan seller defaults on its obligation to do so.

                                      S-127

CHANGES IN MORTGAGE POOL CHARACTERISTICS

          The description in this prospectus supplement of the mortgage pool is based upon the mortgage pool as it is expected to be constituted at the time the offered certificates are issued, with adjustments for the monthly debt service payments due on the mortgage loans on or before the cut-off date. Prior to the issuance of the offered certificates, one or more mortgage loans may be removed from the mortgage pool if we consider the removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the offered certificates, unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this prospectus supplement. We believe that the information in this prospectus supplement will be generally representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued; however, the range of mortgage interest rates and maturities, as well as the other characteristics of the mortgage loans described in this prospectus supplement, may vary, and the actual initial mortgage pool balance may be as much as 5% larger or smaller than the initial mortgage pool balance specified in this prospectus supplement.

          A current report on Form 8-K will be available to purchasers of the offered certificates on or shortly after the date of initial issuance of the offered certificates. That current report on Form 8-K will be filed, together with the pooling and servicing agreement, with the Securities and Exchange
Commission within 15 days after the initial issuance of the offered certificates. If mortgage loans are removed from or added to the mortgage pool, that removal or addition will be noted in that current report on Form 8-K.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

          The servicing of the mortgage loans in the trust will be governed by the pooling and servicing agreement. This section contains summary descriptions of some of the provisions of the pooling and servicing agreement relating to the servicing and administration of the mortgage loans and any real estate owned by the trust. You should also refer to the accompanying prospectus, in particular the section captioned "Description of the Governing Documents" for additional important information regarding provisions of the pooling and servicing agreement that relate to the rights and obligations of the master servicer and the special servicer.

          The pooling and servicing agreement provides that the master servicer and the special servicer must each service and administer the mortgage loans and any real estate owned by the trust for which it is responsible, directly or through sub-servicers, in accordance with--

          o    any and all applicable laws; and

          o    the express terms of the pooling and servicing agreement and the respective mortgage loans.

          Furthermore, to the extent consistent with the preceding paragraph, the master servicer and the special servicer must each service and administer the mortgage loans and any real estate owned by the trust for which it is responsible in accordance with the Servicing Standard.

          In general, the master servicer will be responsible for the servicing and administration of--

          o    all mortgage loans as to which no Servicing Transfer Event has occurred; and

          o    all worked out mortgage loans as to which no new Servicing
               Transfer Event has occurred.

                                      S-128

          The special servicer, on the other hand, will be responsible for the servicing and administration of each mortgage loan as to which a Servicing
Transfer Event has occurred and which has not yet been worked out with respect to that Servicing Transfer Event. The special servicer will also be responsible for the administration of each mortgaged real property that has been acquired by the trust with respect to a defaulted mortgage loan through foreclosure, deed-in-lieu of foreclosure or otherwise.

          Despite the foregoing, the pooling and servicing agreement will require the master servicer to continue to receive payments and prepare certain reports to the trustee required to be prepared with respect to any specially serviced mortgage loans being serviced under the pooling and servicing agreement and, otherwise, to render other incidental services with respect to any specially serviced mortgage loans and REO Properties being serviced and administered under the pooling and servicing agreement. Neither the master servicer nor the special servicer will have responsibility for the performance by the other of its respective obligations and duties under the pooling and servicing agreement.

          The master servicer will transfer servicing of a mortgage loan serviced by it to the special servicer upon the occurrence of a Servicing
Transfer Event with respect to that mortgage loan. The special servicer will return the servicing of that mortgage loan to the master servicer, and that mortgage loan will be considered to have been worked out, if and when all
Servicing Transfer Events with respect to that mortgage loan cease to exist as described in the definition of "Servicing Transfer Event' in the glossary to this prospectus supplement, in which event that mortgage loan would be considered to be a worked out mortgage loan.

          The Non-Trust Loans will be serviced by the master servicer and the special servicer in accordance with the pooling and servicing agreement and the related Loan Combination Intercreditor Agreement.

THE MASTER SERVICER AND THE SPECIAL SERVICER

          The Master Servicer. KeyCorp Real Estate Capital Markets, Inc., an
Ohio corporation, in its capacity as master servicer under the pooling and servicing agreement, will be responsible for servicing the mortgage loans that are not specially serviced mortgage loans and will not be responsible for servicing REO Properties. Although the master servicer will be authorized to employ agents, including sub-servicers, to service the mortgage loans or perform certain servicing functions for which it will be responsible, the master servicer will remain liable for its servicing obligations under the pooling and servicing agreement.

          KeyCorp Real Estate Capital Markets, Inc. is a wholly-owned subsidiary of KeyBank National Association, one of the mortgage loan sellers, and an affiliate of McDonald Investments Inc., one of the underwriters. KeyBank
National Association and McDonald Investments Inc. are both wholly-owned subsidiaries of KeyCorp. KeyCorp Real Estate Capital Markets, Inc.'s primary servicing offices are located at 911 Main Street, Suite 1500, Kansas City,
Missouri 64105.

          As of September 30, 2005 KeyCorp Real Estate Capital Markets, Inc. was
responsible for servicing approximately 6,041 commercial and multifamily loans with a total principal balance of approximately $44.6 billion, the collateral for which is located throughout the United States, the District of Columbia and the Virgin Islands. Approximately 4,499 of the loans, with a total principal balance of approximately $34.1 billion, pertain to commercial and multifamily mortgage-backed securities. KeyCorp Real Estate Capital Markets, Inc.'s portfolio includes multifamily, office, retail, hospitality and other types of income producing properties. KeyCorp Real Estate Capital Markets, Inc. also services newly originated loans and loans acquired in the secondary market for issuers of commercial and multifamily mortgage-backed securities, financial institutions and private investors.

                                      S-129

          The information set forth in this prospectus supplement concerning
KeyCorp Real Estate Capital Markets, Inc. has been provided by it. Neither we nor any underwriter makes any representation or warranty as to the accuracy or completeness of this information.

          The Special Servicer. J.E. Robert Company, Inc. a Virginia Corporation
(JER), will be responsible for servicing the specially serviced mortgage loans and REO Properties. As special servicer, JER is a privately owned company whose principal offices are located at 1650 Tysons Boulevard, Suite 1600, McLean,
Virginia 22102. JER has additional regional offices in Dallas, Texas; North
Haven, Connecticut; Los Angeles, California; Chicago, Illinois; and
international offices in Paris, London, and Mexico City. The principal business of JER is real estate investment and asset management of real estate debt and equity assets. Since its founding in 1981, JER has been a large asset manager for both the private and government sectors, having managed over $30 billion in book value of real estate and real estate debt. Since its inception and through
April 30, 2005, JER has been engaged on 37 transactions covering over $19.9 billion in book value and has managed the recovery of over 1,780 loans under its special servicing capacity. JER, together with its investment clients, has also been an active investor in non-investment grade commercial mortgage-backed securities, having acquired subordinate securities in excess of $1 billion. As of December 31, 2004, JER and its affiliates were managing portfolios of approximately $1.6 billion comprised of real estate loans and real estate owned assets.

          The information set forth in this prospectus supplement concerning JER has been provided by it. Neither we nor any underwriter makes any representation or warranty as to the accuracy or completeness of this information.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

          The Master Servicing Fee. The principal compensation to be paid to the master servicer with respect to its master servicing activities will be the master servicing fee.

          The master servicing fee:

          o    will be earned with respect to each and every mortgage loan in the trust, including--

               1.   each specially serviced mortgage loan, if any; and

               2.   each mortgage loan, if any, as to which the corresponding
                    mortgaged real property has become REO Property; and

          o    in the case of each mortgage loan, will--

               1.   be calculated on the same interest accrual basis as that
                    mortgage loan, which will be either a 30/360 Basis or an
                    Actual/360 Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a 360-day year);

               2.   accrue at the related master servicing fee rate;

               3.   accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that mortgage loan; and

               4.   be payable (a) monthly from amounts received with respect to interest on that mortgage loan and/or (b) if the subject
                    mortgage loan and any related REO Property has been
                    liquidated, out of general collections on the mortgage pool.

          For purposes of this prospectus supplement, master servicing fees include primary servicing fees. The master servicer will be the primary servicer for certain of the mortgage loans.

                                      S-130

          Subject to certain conditions, KeyCorp Real Estate Capital Markets,
Inc. (KRECM) is entitled, under the pooling and servicing agreement, to receive, or to assign or pledge to any qualified institutional buyer or institutional accredited investor (other than a Plan), the excess servicing strip, which is a portion of the master servicing fee. If KRECM resigns or is terminated as master servicer, it (or its assignee) will continue to be entitled to receive the excess servicing strip and will be paid that excess servicing strip (except to the extent that any portion of that excess servicing strip is needed to compensate any successor master servicer for assuming the duties of KRECM as master servicer under the pooling and servicing agreement). We make no representation or warranty regarding whether, following any resignation or termination of KRECM as master servicer, (a) any holder of the excess servicing strip would dispute the trustee's determination that any portion of the excess servicing strip was necessary to compensate a successor master servicer or (b)
the ability of the trustee to successfully recapture the excess servicing strip or any portion of that strip from any holder of the excess servicing strip, in particular if that holder were the subject of a bankruptcy or insolvency proceeding.

          Investment Income. The master servicer will be authorized, but not required, to invest or direct the investment of funds held in its collection account, or in any and all accounts maintained by it that are escrow and/or reserve accounts, only in Permitted Investments. See "--Collection Account"
below. The master servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds.

          The special servicer will be authorized, but not required, to invest or direct the investment of funds held in its REO account in Permitted
Investments. See "--REO Properties" below. The special servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds without any right to reimbursement.

          Prepayment Interest Shortfalls. The pooling and servicing agreement provides that, if any Prepayment Interest Shortfalls are incurred by reason of voluntary principal prepayments being made by borrowers with respect to any mortgage loans during any collection period (other than principal prepayments made out of insurance proceeds, condemnation proceeds or liquidation proceeds), the master servicer must make a nonreimbursable payment with respect to the related distribution date in an amount equal to the lesser of:

          o    the total amount of those Prepayment Interest Shortfalls; and

          o    the sum of the following components of the master servicer's total servicing compensation for that same collection period--

               1.   that portion of the master servicing fees that represents an accrual at a rate of 0.01% per annum; and

               2.   the total amount of Prepayment Interest Excesses that were collected during the subject collection period;

provided, however, that if a Prepayment Interest Shortfall occurs as a result of the master servicer's allowing the related borrower to deviate from the terms of the related loan documents regarding principal prepayments (other than (a)
subsequent to a material default under the related loan documents, (b) pursuant to applicable law or a court order, or (c) at the request or with the consent of the special servicer or the controlling class representative), the master servicer will be required to pay an amount equal to the entire Prepayment
Interest Shortfall without any limitation of the kind described in clauses (1)
and (2) of the second bullet of this paragraph.

          No other master servicing compensation will be available to cover
Prepayment Interest Shortfalls, and the master servicer's obligation to make payments to cover Prepayment Interest Shortfalls in respect of a particular

                                     S-131

collection period will not carry over to any following collection period. In addition, the master servicer will be required to apply any Prepayment Interest
Excesses with respect to a particular collection period, that are not otherwise used to cover Prepayment Interest Shortfalls as described above, to cover any shortfalls in interest caused as a result of the prepayment of a mortgage loan by the application of a condemnation award or casualty insurance proceeds, in each case that are actually received, in reduction of the subject mortgage loan's principal balance.

          Any payments made by the master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls will be included among the amounts payable as principal and interest on the certificates on that distribution date as described under "Description of the Offered
Certificates--Payments" in this prospectus supplement. If the amount of the payments made by the master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls is less than the total of all the
Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, then the resulting Net Aggregate Prepayment
Interest Shortfall will be allocated among the respective interest-bearing classes of the certificates (other than the class X certificates) (but, in the case of the class A-4FL certificates, through the class A-4FL REMIC II regular interest), in reduction of the interest payable on those certificates, as and to the extent described under "Description of the Offered
Certificates--Payments--Payments of Interest" in this prospectus supplement.

          Principal Special Servicing Compensation. The principal compensation to be paid to the special servicer with respect to its special servicing activities will be--

          o    the special servicing fee;

          o    the workout fee; and

          o    the principal recovery fee.

          The Special Servicing Fee. The special servicing fee:

          o    will be earned with respect to--

               1.   each specially serviced mortgage loan, if any; and

               2    each mortgage loan, if any, as to which the corresponding
                    mortgaged real property has become REO Property; and

          o    with respect to each mortgage loan referred to in the prior paragraph, will--

               1.   be calculated on the same interest accrual basis as that
                    mortgage loan, which will be either a 30/360 Basis or an
                    Actual/360 Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a 360-day year);

               2.   accrue at a special servicing fee rate of 0.25% per annum;

               3.   accrue on the same principal amount as interest accrues or is deemed to accrue from time to time on that mortgage loan;
                    and

               4.   will be payable monthly from related liquidation proceeds, insurance proceeds and condemnation proceeds and then from general collections on all the mortgage loans and any REO
                    Properties, that are on deposit in the master servicer's
                    collection account from time to time.

          The Workout Fee. The special servicer will, in general, be entitled to receive a workout fee with respect to each specially serviced mortgage loan that has been worked out by it. The workout fee will be payable out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of interest and principal

                                      S-132

received on the subject mortgage loan for so long as it remains a worked out mortgage loan. The workout fee with respect to any worked out mortgage loan will cease to be payable if a new Servicing Transfer Event occurs with respect to the mortgage loan. However, a new workout fee would become payable if the mortgage loan again became a worked out mortgage loan with respect to that new Servicing
Transfer Event. If the special servicer is terminated or resigns, it will retain the right to receive any and all workout fees payable with respect to those mortgage loans that became worked out mortgage loans during the period that it acted as special servicer and remained (and with respect to those mortgage loans that, subject to the conditions set forth in the pooling and servicing agreement, were about to become) worked out mortgage loans at the time of its termination or resignation. The successor special servicer will not be entitled to any portion of those workout fees. Although workout fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any workout fee will reduce amounts payable to the certificateholders.

          The Principal Recovery Fee. The special servicer will be entitled to receive a principal recovery fee with respect to each specially serviced mortgage loan (or any replacement mortgage loan substituted for it) for which it obtains a full or discounted payoff from the related borrower except as described in the following paragraph. The special servicer will also be entitled to receive a principal recovery fee with respect to any specially serviced mortgage loan or REO Property as to which it receives any liquidation proceeds, insurance proceeds or condemnation proceeds except as described in the next paragraph. The principal recovery fee will be payable from any full or discounted payoff, liquidation proceeds, insurance proceeds or condemnation proceeds. As to each specially serviced mortgage loan and REO Property, the principal recovery fee will be payable from, and will be calculated by application of a principal recovery fee rate of 1.0% to, the related payment or proceeds.

          Notwithstanding anything to the contrary described in the prior paragraph, no principal recovery fee will be payable based on, or out of, payments or proceeds received in connection with:

          o    the repurchase or replacement of any mortgage loan by a loan seller for a breach of representation or warranty or for
               defective or deficient loan documentation, as described under
               "Description of the Mortgage Pool--Repurchases and Substitutions"
               in this prospectus supplement within the time period (or
               extension thereof) provided for such repurchase or replacement or, if such repurchase or replacement occurs after such time period, if the mortgage loan seller was acting in good faith to resolve such breach or defect;

          o    the purchase of any defaulted mortgage loan or REO Property by the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest
               interest in the controlling class of the certificates as
               described under "--Realization Upon Defaulted Mortgage Loans"
               below;

          o    the purchase of an A-Note Trust Mortgage Loan by the holder of the related B-Note Non-Trust Loan, as described under
               "Description of the Mortgage Pool--The Loan Combinations" in this prospectus supplement, unless the purchase does not occur within
               90 days of the subject mortgage loan becoming a specially
               serviced mortgage loan;

          o    the purchase of the Glendale Galleria Trust Mortgage Loan by the holder of a Glendale Galleria Subordinate Non-Trust Loan, as described under "Description of the Mortgage Pool--The Glendale
               Galleria Loan Combination" in this prospectus supplement, unless the purchase does not occur within 90 days of the subject
               mortgage loan becoming a specially serviced mortgage loan;

          o    the purchase of all the mortgage loans and REO Properties by the master servicer, the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates in connection with the termination of the

                                      S-133

               trust, as described under "Description of the Offered
               Certificates--Termination" in this prospectus supplement; and

          o    the exchange, following the date on which the total principal balances of the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5,
               A-1A, AM, AJ, B, C and D certificates are reduced to zero, of all the remaining certificates (other than the class Z, R-I and R-II certificates) for all the mortgage loans and REO Properties in the trust at the time of exchange, subject to the conditions set forth in the pooling and servicing agreement.

          Although principal recovery fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any principal recovery fee will reduce amounts payable to the certificateholders.

          Additional Servicing Compensation. As additional master servicing compensation, the master servicer will be entitled to receive any Prepayment
Interest Excesses collected with respect to the entire mortgage pool.

          In addition, the following items collected on any mortgage loan in the mortgage pool will be allocated between the master servicer and the special servicer as additional compensation in accordance with the pooling and servicing agreement:

          o    any late payment charges and Penalty Interest actually collected on any particular mortgage loan in the mortgage pool, which late payment charges and Penalty Interest are not otherwise applied--

               1.   to pay the master servicer, the special servicer, the
                    trustee or the fiscal agent, as applicable, any unpaid
                    interest on Advances made by that party with respect to that mortgage loan or the related mortgaged real property,

               2.   to reimburse the trust fund for any interest on Advances
                    that were made with respect to that mortgage loan or the
                    related mortgaged real property, which interest was paid to the master servicer, the special servicer, the trustee or
                    the fiscal agent, as applicable, from a source of funds
                    other than late payment charges and Penalty Interest
                    collected on that mortgage loan,

               3.   to pay, or to reimburse the trust fund for, any expenses
                    incurred by the special servicer in connection with
                    inspecting the related mortgaged real property following a
                    Servicing Transfer Event with respect to that mortgage loan or after that property has become an REO Property, or

               4.   to pay, or to reimburse the trust fund for, any other
                    expenses incurred with respect to that mortgage loan or the related mortgaged real property that are or, if paid from a source other than Penalty Interest and/or late payment
                    charges collected on that mortgage loan, would result in an
                    Additional Trust Fund Expense; and

          o    any modification fees, assumption fees, assumption application fees, earnout fees, release fees, consent/waiver fees, extension fees, defeasance fees and other comparable transaction fees and charges.

          Payment of Expenses; Servicing Advances. Each of the master servicer and the special servicer will be required to pay its overhead costs and any general and administrative expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement. The master servicer and the special servicer will not be entitled to reimbursement for expenses except as expressly provided in the pooling and servicing agreement.

                                      S-134

          Any and all customary, reasonable and necessary out of pocket costs and expenses incurred by the master servicer, the trustee, the fiscal agent or, in some cases, the special servicer, in connection with the servicing of a mortgage loan, if a default is imminent thereunder or after a default, delinquency or other unanticipated event, or in connection with the administration of any REO Property, will be servicing advances. Servicing advances will be reimbursable from future payments and other collections, including insurance proceeds, condemnation proceeds and liquidation proceeds, received in connection with the related mortgage loan or REO Property.

          The special servicer will be required to notify the master servicer as to when the master servicer must make servicing advances with respect to a specially serviced mortgage loan or REO Property. Generally, the special servicer must make the request at least five business days prior to the date the
Advance must be made. The master servicer must make the requested servicing advance within a specified number of days following the master servicer's receipt of the request. The special servicer will have the option, but not the obligation, to make such Advances.

          If the master servicer is required under the pooling and servicing agreement to make a servicing advance, but does not do so within 15 days after the servicing advance is required to be made, then the trustee will be required:

          o    if it has actual knowledge of the failure, to give the master servicer notice of its failure; and

          o    if the failure continues for five more business days, to make the servicing advance.

          The fiscal agent will be required to make any advance the trustee was required, but failed, to make. The trustee will not be in default under the pooling and servicing agreement if the fiscal agent makes a back-up advance on its behalf.

          Despite the foregoing discussion or anything else to the contrary in this prospectus supplement, none of the master servicer, the special servicer, the trustee or the fiscal agent will be obligated to make servicing advances that, it determines in accordance with the Servicing Standard (in the case of the master servicer or special servicer) or its good faith business judgment (in the case of the trustee or the fiscal agent), would not be ultimately recoverable, together with interest accrued on that advance, from expected collections on the related mortgage loan or REO Property. The trustee and the fiscal agent will be entitled to rely on any determination of non-recoverability made by the master servicer. In addition, the special servicer may also determine that any servicing advance made or proposed to be made by the master servicer, the trustee or the fiscal agent is not recoverable, together with interest accrued on that servicing advance, from proceeds of the mortgage loan to which that Advance relates, and the master servicer, the trustee and the fiscal agent will be required to act in accordance with that determination (on which determination they will, as provided in the pooling and servicing agreement, be entitled to conclusively rely).

          If the master servicer, the special servicer, the trustee or the fiscal agent makes any servicing advance that it (or, in the case of the master servicer, the trustee or the fiscal agent, the special servicer) subsequently determines, in its judgment, is not recoverable, together with interest accrued on that Advance, from expected collections on the related mortgage loan or REO
Property, it may obtain reimbursement for that Advance, together with interest on that Advance, out of general collections on the mortgage loans and any REO
Properties on deposit in the master servicer's collection account from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" in this prospectus supplement. The master servicer, the special servicer, the trustee or the fiscal agent may also obtain reimbursement for any servicing advance that constitutes a Workout-Delayed
Reimbursement Amount out of general principal collections on the mortgage loans and any REO Properties on deposit in the master servicer's collection account from time to time subject to substantially the same limitations and requirements as are

                                      S-135

applicable to P&I advances described under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" in this prospectus supplement.

          The master servicer will be permitted to pay, and the special servicer may direct the payment of, some servicing expenses directly out of the master servicer's collection account and at times without regard to the relationship between the expense and the funds from which it is being paid (subject to the limitations for reimbursement of Advances from general collections), which may include servicing expenses relating to the remediation of any adverse environmental circumstance or condition at any of the mortgaged real properties.

          The master servicer, the special servicer, the trustee and the fiscal agent will be entitled to receive interest on servicing advances made by them.
The interest will accrue on the amount of each servicing advance, for so long as the servicing advance is outstanding, at a rate per annum equal to the prime rate as published in the "Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any servicing advance will be payable in the collection period in which that
Advance is reimbursed--

          o    first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

          o    second, if and to the extent that the Penalty Interest and late charges referred to in clause first above are insufficient to cover the advance interest, out of any amounts then on deposit in the master servicer's collection account subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered
               Certificates--Advances of Delinquent Monthly Debt Service
               Payments and Reimbursement of Advances" in this prospectus supplement.

          The special servicer may, but is not obligated to, make any servicing advance on a specially serviced mortgage loan or REO Property for which it is responsible (as required on an emergency or urgent basis) and then request from the master servicer reimbursement of the servicing advance, together with interest thereon as set forth in the pooling and servicing agreement. Upon the master servicer's reimbursing the special servicer for any such servicing advance, the master servicer will be considered to have made that servicing advance as of the date that the special servicer actually made it.

          Subject to certain conditions, the master servicer may (and must, if directed by the special servicer in connection with a specially serviced mortgage loan or an REO Property for which it is responsible) pay directly out of the collection account any servicing advance that it considers to be nonrecoverable in accordance with the Servicing Standard, provided that the master servicer or the special servicer has determined, in accordance with the
Servicing Standard, that this payment is in the best interests of the certificateholders.

          For additional information regarding reimbursement of servicing advances, see "Description of the Offered Certificates--Advances of Delinquent
Monthly Debt Service Payments and Reimbursement of Advances" in this prospectus supplement.

                                      S-136

SUB-SERVICERS

          Subject to such limitations as may be provided for in the pooling and servicing agreement, the master servicer and the special servicer may each delegate any of its servicing obligations under the pooling and servicing agreement to any one or more third-party primary servicers. Any delegation of servicing obligations by the special servicer will be subject to the consent of the controlling class representative. The master servicer or the special servicer, as the case may be, will remain obligated under the pooling and servicing agreement for any duties delegated to a sub-servicer. Each sub-servicing agreement between the master servicer or special servicer, as the case may be, and a sub-servicer must provide that, if for any reason the master servicer or special servicer, as the case may be, is no longer acting in that capacity, the trustee or any designee of the master servicer or special servicer, as applicable, may:

          o    assume the party's rights and obligations under the sub-servicing agreement; or

          o    if there is an event of default thereunder, terminate the
               sub-servicing agreement.

          The master servicer and special servicer will each be required to monitor the performance of sub-servicers retained by it. The master servicer and special servicer will each be solely liable for all fees owed by it to any sub-servicer retained by it, irrespective of whether its compensation under the pooling and servicing agreement is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement out of collections on the related mortgage loans it is sub-servicing for various expenditures it makes, generally to the same or similar extent as the master servicer or special servicer, as the case may be, would be reimbursed under the pooling and servicing agreement.

THE CONTROLLING CLASS REPRESENTATIVE AND THE GLENDALE GALLERIA CONTROLLING PARTY

          Controlling Class. As of any date of determination, the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class X, Z, R-I and R-II certificates, that has a total principal balance that is greater than 25% of that class's original total principal balance. However, if no class of certificates, other than the class X, Z, R-I and R-II certificates, has a total principal balance that satisfies this requirement, then the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class X, Z, R-I and R-II certificates. The class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5 and A-1A certificates will be treated as a single class for purposes of determining, and exercising the rights of, the controlling class. Appraisal Reduction Amounts will not be considered in determining the principal balance outstanding on the applicable class of certificates for the purpose of determining the controlling class.

          Selection of the Controlling Class Representative. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates will be entitled to--

          o    select a representative having the rights and powers described under "--Rights and Powers of the Controlling Class
               Representative and the Glendale Galleria Controlling Party"
               below; or

          o    replace an existing controlling class representative.

          The trustee will be required to promptly notify all the
certificateholders of the controlling class that they may select a controlling class representative upon:

          o    the receipt by the trustee of written requests for the selection of a controlling class representative from the holders of
               certificates representing more than 50% of the total principal balance of the controlling class of certificates;

          o    the resignation or removal of the person acting as controlling class representative; or

                                      S-137

          o    a determination by the trustee that the controlling class of certificateholders has changed.

          The notice will explain the process for selecting a controlling class representative. The appointment of any person as the controlling class representative will generally not be effective until that person provides the trustee, the master servicer and the special servicer with--

          o    written confirmation of its acceptance of its appointment;

          o    an address and facsimile number for the delivery of notices and other correspondence; and

          o    a list of officers or employees of the person with whom the parties to the pooling and servicing agreement may deal,
               including their names, titles, work addresses and facsimile numbers.

          We anticipate that an affiliate of the initial special servicer will purchase certain non-offered classes of certificates, including the class Q certificates (which will be the initial controlling class of certificates), and will be the initial controlling class representative.

          Resignation and Removal of the Controlling Class Representative. The
controlling class representative may at any time resign by giving written notice to the trustee and each certificateholder of the controlling class. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates, will be entitled to remove any existing controlling class representative by giving written notice to the trustee and to the existing controlling class representative.

          Rights and Powers of the Controlling Class Representative and the
Glendale Galleria Controlling Party. The special servicer will be required to prepare an asset status report for each mortgage loan that becomes a specially serviced mortgage loan, not later than 60 days (or, in the case of the Glendale
Galleria Loan Combination, 45 days) after the servicing of the mortgage loan is transferred to the special servicer. Each asset status report is to include, among other things, a summary of the status of the subject specially serviced mortgage loan and negotiations with the related borrower and a summary of the special servicer's recommended action with respect to the subject specially serviced mortgage loan. Each asset status report is required to be delivered to the controlling class representative (and, in the case of the Glendale Galleria
Loan Combination, the holders of the Glendale Galleria Subordinate Non-Trust
Loans), among others, by the special servicer.

          If, within ten business days of receiving an asset status report that relates to a recommended action to which the controlling class representative
(subject, in the case of the Glendale Galleria Loan Combination, to the discussion in the fifth paragraph following below) is entitled to object, as described below, the controlling class representative does not disapprove the asset status report in writing, then the special servicer will be required to take the recommended action as outlined in the asset status report; provided, however, that the special servicer may not take any action that is contrary to applicable law, the Servicing Standard or the terms of the applicable loan documents. If the controlling class representative disapproves an initial asset status report, the special servicer will be required to revise the asset status report and deliver to the controlling class representative, among others, a new asset status report as soon as practicable, but in no event later than 30 days after such disapproval.

          The special servicer will be required to continue to revise an asset status report as described above until the controlling class representative does not disapprove a revised asset status report in writing within 10 business days of receiving the revised asset status report or until the special servicer makes one of the determinations described below. The special servicer may, from time to time, modify any asset status report it has previously delivered and implement such modified report; provided that the modified report shall have been prepared, reviewed and not rejected as described above. Notwithstanding the foregoing, the special servicer may, following the occurrence of an extraordinary event with respect to the related mortgaged real property, take any action set forth in an asset status report (that is consistent with the terms of the pooling and servicing agreement) before the expiration of a
10-business day period if the special servicer has reasonably determined that failure to take the

                                      S-138

action would materially and adversely affect the interests of the certificateholders, and the special servicer has made a reasonable effort to contact the controlling class representative. The foregoing discussion notwithstanding, the special servicer will be required to determine whether any affirmative disapproval is not in the best interest of all the certificateholders pursuant to the Servicing Standard.

          In the event the controlling class representative and the special servicer have been unable to agree upon an asset status report with respect to a specially serviced mortgage loan within 90 days of the controlling class representative's receipt of the initial asset status report, the special servicer must implement the actions directed by the controlling class representative unless doing so would result in any of the consequences contemplated in clauses (a) through (d) in the following paragraph, in which event the special servicer must implement the actions described in the most recent asset status report submitted to the controlling class representative by the special servicer that is consistent with the Servicing Standard.
Notwithstanding the fact that an asset status report has been prepared and/or approved, the controlling class representative will remain entitled to advise and object regarding the actions described below and any related asset status report will not be a substitute for the exercise of those rights.

          No direction of the controlling class representative in connection with any asset status report may (a) require or cause the special servicer to violate the terms of the subject mortgage loan, applicable law or any provision of the pooling and servicing agreement, including the special servicer's obligation to act in the best interests of all the certificateholders in accordance with the Servicing Standard and to maintain the REMIC status of REMIC
I and REMIC II, (b) result in the imposition of any tax on "prohibited transactions" or contributions after the startup date of either REMIC I or REMIC
II under the Code, (c) expose any party to the pooling and servicing agreement, any mortgage loan seller or the trust fund to any claim, suit or liability or
(d) expand the scope of the master servicer's, trustee's or special servicer's responsibilities under the pooling and servicing agreement.

          In the case of the Glendale Galleria Loan Combination, the Glendale
Galleria Controlling Party (which will either be the controlling class representative or one or both of the Glendale Galleria Subordinate Noteholders)
will exercise rights and powers similar, but not identical to, those described above with respect to the review and approval of asset status reports in lieu of the controlling class representative.

          In addition, the controlling class representative will be entitled to advise the special servicer with respect to the following actions (except with respect to the Glendale Galleria Trust Mortgage Loan), and the special servicer will not be permitted to take (or consent to the master servicer taking) any of the following actions with respect to the mortgage loans (exclusive of the
Glendale Galleria Trust Mortgage Loan) as to which the controlling class representative has objected in writing within 10 business days of having been notified in writing of the particular proposed action (provided that, with respect to non-specially serviced mortgage loans, this 10-business day notice period may not exceed by more than five business days the 10 business days during which the special servicer can object to the master servicer waiving
Additional Interest or taking actions described under "--Enforcement of
Due-on-Sale and Due-on-Encumbrance Provisions" and "--Modifications, Waivers,
Amendments and Consents" below):

          o    any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of properties securing a specially serviced mortgage loan as comes into and continues in default;

          o    any modification or consent to a modification of a material term of a mortgage loan, including the timing of payments or an extension of the maturity date of a mortgage loan;

          o    any proposed sale of any defaulted mortgage loan or any REO
               Property, other than in connection with the termination of the trust as described under "Description of the Offered
               Certificates--Termination" in this prospectus supplement or, in the case of a defaulted mortgage loan, other

                                      S-139

               than in connection with the purchase option described under
               "--Realization Upon Defaulted Mortgage Loans--Fair Value Call" in
               this prospectus supplement, for less than the outstanding
               principal balance of the related mortgage loan, plus accrued interest (exclusive of Penalty Interest and Additional Interest), expenses and fees;

          o    any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address hazardous material located at the REO Property;

          o    any release of material real property collateral for any mortgage loan, other than (a) where the release is not conditioned upon obtaining the consent of the lender or does not require the lender's verification that certain specified conditions have been satisfied, (b) upon satisfaction of that mortgage loan, (c) in connection with a pending or threatened condemnation action or
               (d) in connection with a full or partial defeasance of that mortgage loan;

          o    any acceptance of substitute or additional real property
               collateral for any mortgage loan (except where the acceptance of the substitute or additional collateral is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

          o    any waiver of a due-on-sale or due-on-encumbrance clause in any mortgage loan;

          o    any releases of earn-out reserves or related letters of credit with respect to a mortgaged real property securing a mortgage loan (other than where the release is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

          o    any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any mortgaged real property or any termination or change, or consent to the termination or change, of the franchise for any mortgaged real property operated as a hospitality property (other than where the action is not conditioned upon obtaining the consent of the lender, in which case only prior notice will be required to be delivered to the controlling class representative);

          o    any determination that an insurance-related default is an
               Acceptable Insurance Default or that earthquake or terrorism insurance is not available at commercially reasonable rates; and

          o    any waiver of insurance required under the related loan documents
               (except as contemplated in the preceding bullet).

          IN THE CASE OF THE GLENDALE GALLERIA TRUST MORTGAGE LOAN, THE GLENDALE
GALLERIA CONTROLLING PARTY (WHICH WILL EITHER BE THE CONTROLLING CLASS
REPRESENTATIVE OR ONE OR BOTH OF THE GLENDALE GALLERIA SUBORDINATE NOTEHOLDERS),
THE GLENDALE GALLERIA CONTROLLING PARTY WILL BE ENTITLED TO ADVISE THE SPECIAL
SERVICER WITH RESPECT TO THE ACTIONS DESCRIBED UNDER "DESCRIPTION OF THE
MORTGAGE POOL--THE LOAN COMBINATIONS--THE GLENDALE GALLERIA LOAN
COMBINATION--CONSENT RIGHTS" AND THE SPECIAL SERVICER WILL NOT BE PERMITTED TO
TAKE (OR CONSENT TO THE MASTER SERVICER TAKING) ANY OF THOSE SPECIFIED ACTIONS
WITH RESPECT TO THE GLENDALE GALLERIA LOAN COMBINATION AS TO WHICH THE GLENDALE
GALLERIA CONTROLLING PARTY HAS OBJECTED IN WRITING.

          Furthermore, the controlling class representative may direct the special servicer to take, or to refrain from taking, any such actions with respect to the mortgage loans and REO Properties in the trust fund as the controlling class representative may consider advisable or as to which provision is otherwise made in the pooling and servicing agreement.

                                      S-140

          Notwithstanding the foregoing, no advice, direction or objection given or made by the controlling class representative (or, in the case of the Glendale
Galleria Loan Combination, the Glendale Galleria Controlling Party), as
contemplated by any of the preceding paragraphs of this "--Rights and Powers of the Controlling Class Representative and the Glendale Galleria Controlling
Party" subsection, may--

          o    require or cause the master servicer or the special servicer to violate applicable law, the terms of any mortgage loan or any other provision of the pooling and servicing agreement described in this prospectus supplement or the accompanying prospectus, including the master servicer's or the special servicer's
               obligation to act in accordance with the Servicing Standard and the loan documents;

          o    result in an adverse tax consequence for the trust;

          o    expose the trust, us, the master servicer, the special servicer, the trustee, the fiscal agent or any of our or their respective affiliates, directors, officers, employees or agents, to any material claim, suit or liability;

          o    materially expand the scope of the master servicer's or the special servicer's responsibilities under the pooling and
               servicing agreement; or

          o    cause the master servicer or the special servicer to act, or fail to act, in a manner which violates the Servicing Standard.

The master servicer and the special servicer are each required to disregard any advice, direction or objection on the part of the controlling class representative (or, in the case of the Glendale Galleria Trust Mortgage Loan, the Glendale Galleria Controlling Party) that would have any of the effects described in the immediately preceding five bullets.

          Furthermore, the special servicer will not be obligated to seek approval from the controlling class representative (or, in the case of the
Glendale Galleria Trust Mortgage Loan, if applicable, a Glendale Subordinate
Noteholder that is the Galleria Controlling Party) for any actions to be taken by the special servicer with respect to any particular specially serviced mortgage loan if (i) the special servicer has notified the controlling class representative (or, in the case of the Glendale Galleria Trust Mortgage Loan, if applicable, a Glendale Subordinate Noteholder that is the Galleria Controlling
Party) in writing of various actions that the special servicer proposes to take with respect to the workout or liquidation of that mortgage loan and (ii) for 60 days following the first such notice, the controlling class representative (or, in the case of the Glendale Galleria Trust Mortgage Loan, if applicable, a
Glendale Subordinate Noteholder that is the Galleria Controlling Party) has objected to all of the proposed actions and has failed to suggest any alternative actions that the special servicer considers to be consistent with the Servicing Standard.

          In addition to the rights and powers described above, the controlling class representative (or, with respect to the Glendale Galleria Trust Mortgage
Loan, the Glendale Galleria Controlling Party) may have certain non-binding consultation rights.

          In addition, the holder of a B-Note Non-Trust Loan will have certain approval rights relating to modifications of the related A-Note Mortgage Loan or such B-Note Non-Trust Loan, as described above under "Description of the
Mortgage Pool--The Loan Combinations--Columbia IV Shopping Center Loan
Combination and the Shoppes at Plantation Loan Combination--Consent Rights" in
thiS prospectus supplement.

                                      S-141

          WHEN REVIEWING THE REST OF THIS "SERVICING OF THE MORTGAGE LOANS"
SECTION, IT IS IMPORTANT THAT YOU CONSIDER THE EFFECTS THAT THE RIGHTS AND
POWERS OF THE CONTROLLING CLASS REPRESENTATIVE (AND, IN THE CASE OF THE TRUST
MORTGAGE LOANS THAT ARE PART OF LOAN COMBINATIONS, THE RELATED NON-TRUST
NOTEHOLDERS) COULD HAVE ON THE ACTIONS OF THE SPECIAL SERVICER AND, IN SOME
CASES, THE MASTER SERVICER.

          Certain Liability and Expense Matters. In general, any and all expenses of the controlling class representative are to be borne by the holders of the controlling class in proportion to their respective percentage interests in that class, and not by the trust and all expenses borne by any Glendale
Galleria Subordinate Noteholder acting as the Glendale Galleria Controlling
Party are to be borne by that holder. However, if a claim is made against the controlling class representative (or, in the case of the Glendale Galleria Loan
Combination, the Glendale Galleria Subordinate Noteholders in their capacities as Glendale Galleria Controlling Party) by a borrower under a mortgage loan, the controlling class representative (or the Glendale Galleria Subordinate
Noteholders, as applicable) is required to immediately notify the trustee, the master servicer and the special servicer. The special servicer on behalf of the trust will, subject to the discussion under "Description of the Governing
Documents--Matters Regarding the Master Servicer, the Special Servicer, the
Manager and Us" in the accompanying prospectus, assume the defense of the claim against the controlling class representative (or, in the case of the Glendale
Galleria Loan Combination, the Glendale Galleria Subordinate Noteholders in
their capacities as Glendale Galleria Controlling Party), but only if--

          o    the special servicer or the trust are also named parties to the same action; and

          o    in the sole reasonable judgment of the special servicer:

               1.   the controlling class representative (or, in the case of the
                    Glendale Galleria Loan Combination, the Glendale Galleria
                    Subordinate Noteholders in their capacities as Glendale
                    Galleria Controlling Party) acted in good faith, without
                    gross negligence or willful misfeasance, with regard to the particular matter at issue; and

               2.   there is no potential for the special servicer or the trust to be an adverse party in the action as regards the
                    controlling class representative.

          The controlling class representative and the Glendale Galleria
Subordinate Noteholders may have special relationships and interests that conflict with those of the holders of one or more classes of the offered certificates. In addition, the controlling class representative does not have any duties or liabilities to the holders of any class of certificates other than the controlling class, and the Glendale Galleria Subordinate Noteholders do not
have any duties or liabilities to the holders of any class of certificates. The controlling class representative may act solely in the interests of the certificateholders of the controlling class and, with respect to the Glendale
Galleria Trust Mortgage Loan, the Glendale Galleria Subordinate Noteholders may
act solely in their own interests, and none of such parties will have any liability to any certificateholders for having done so. No certificateholder may take any action against the controlling class representative for its having acted solely in the interests of the certificateholders of the controlling class. Similarly, no certificateholder may take any action against the Glendale
Galleria Subordinate Noteholders for having acted solely in their own interests.

REPLACEMENT OF THE SPECIAL SERVICER

          Certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may terminate an existing special servicer and appoint a successor. In addition, if the special servicer is terminated in connection with an event of default, certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may appoint a successor. See "--Events of Default" and "--Rights
Upon Event of Default" below. In either case, anY appointment of a successor special servicer will be subject to, among other things, receipt by the trustee of--

                                      S-142

          o    written confirmation from each rating agency rating the
               certificates that the appointment will not result in a
               qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the certificates; and

          o    the written agreement of the proposed special servicer to be bound by the terms and conditions of the pooling and servicing agreement, together with an opinion of counsel regarding, among other things, the enforceability of the pooling and servicing agreement against the proposed special servicer.

          Subject to the foregoing, any certificateholder or any affiliate of a certificateholder may be appointed as special servicer.

          If the controlling class of certificateholders terminates an existing special servicer without cause, then the reasonable out-of-pocket costs and expenses of any related transfer of servicing duties are to be paid by the certificateholders that voted to remove the terminated special servicer. Any terminated special servicer will be entitled to reclaim all amounts accrued or owing to it under the pooling and servicing agreement.

BENEFICIAL OWNERS OF THE CONTROLLING CLASS

          If the controlling class of certificates is held in book-entry form, then any beneficial owner of those certificates whose identity and beneficial ownership interest has been proven to the satisfaction of the trustee, will be entitled--

          o    to receive all notices described under "--The Controlling Class
               Representative and the Glendale Galleria Controlling Party" and
               "--Replacement of the Special Servicer" above; and

          o    to exercise directly all rights described under "--The
               Controlling Class Representative and the Glendale Galleria
               Controlling Party" and "--Replacement of the Special Servicer"
               above,

that it otherwise would if it were the registered holder of certificates of the controlling class.

          Beneficial owners of controlling class certificates held in book-entry form will likewise be subject to the same limitations on rights and the same obligations as they otherwise would if they were registered holders of certificates of the controlling class.

ENFORCEMENT OF DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

          Subject to the foregoing discussion and the discussions under "--The
Controlling Class Representative and the Glendale Galleria Controlling Party"
above and "--Modifications, Waivers, Amendments and Consents" below, the master servicer, with respect to non-specially serviced mortgage loans, and the special servicer, with respect to all other mortgage loans, will be required to enforce, on behalf of the trust fund, any right the lender under any mortgage loan may have under either a due-on-sale or due-on-encumbrance clause, unless the master servicer or the special servicer, as applicable, has determined that waiver of the lender's rights under such clauses would be in accordance with the Servicing
Standard. However, subject to the related loan documents and applicable law, neither the master servicer nor the special servicer may waive its rights or grant its consent under any related due-on-sale or due-on-encumbrance clause--

          o    in respect of any mortgage loan that--

               1.   has a principal balance of $20,000,000 or more at the time of determination or has, whether (a) individually, (b) as
                    part of a group of cross-collateralized mortgage loans or
                    (c) as part of a group of mortgage loans made to affiliated borrowers, a principal balance

                                      S-143

                    that is equal to or greater than 5% or more of the aggregate outstanding principal balance of the mortgage pool at the
                    time of determination; or

               2.   is one of the ten largest mortgage loans (which for this
                    purpose includes groups of cross-collateralized mortgage
                    loans and groups of mortgage loans made to affiliated
                    borrowers) by outstanding principal balance at the time of determination; or

          o    where, in the case of a due-on-encumbrance clause only, the subject mortgage loan, taking into account existing debt on the related mortgaged real property and the proposed additional debt as if such total debt were a single mortgage loan, would have a loan-to-value ratio equal to or greater than 85% or a debt service coverage ratio equal to or less than 1.20:1;

unless, with some exceptions, it receives prior written confirmation from each applicable rating agency that this action would not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by the rating agency to the certificates (or placing the certificates on negative credit watch status in contemplation of such rating action). Also, the master servicer may not waive its rights or grant its consent under any due-on-sale or due-on-encumbrance clause described in this paragraph until it has received consent of the special servicer. Further, neither the master servicer nor the special servicer may consent to the transfer of any mortgaged real property that secures a group of cross-collateralized mortgage loans, unless all of the mortgaged real properties securing such group of mortgage loans are transferred at the same time, or the controlling class representative consents to the transfer.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

          The special servicer, with respect to any specially serviced mortgage loan may, consistent with the Servicing Standard agree to:

          o    modify, waive or amend any term of the subject mortgage loan;

          o    extend the maturity of the subject mortgage loan;

          o    defer or forgive the payment of interest on and principal of the subject mortgage loan;

          o    defer or forgive the payment of prepayment premiums, yield maintenance charges and late payment charges on the subject mortgage loan;

          o    permit the release, addition or substitution of collateral securing the subject mortgage loan;

          o    permit the release, addition or substitution of the mortgagor or any guarantor with respect to the subject mortgage loan; or

          o    provide consents with respect to any leasing activity at the mortgaged real property securing the subject mortgage loan;

provided that the ability of the special servicer to agree to any of the foregoing, however, is subject to the discussion under "--The Controlling Class
Representative and the Glendale Galleria Controlling Party" and "--Enforcement
of Due-on-Sale and Due-on-Encumbrance Provisions" above in this prospectus supplement and further, to the limitations, conditions and restrictions discussed below.

          The special servicer may agree to or consent to (or permit the master servicer to agree to or consent to) the modification, waiver or amendment of any term of any mortgage loan that would--

          o    affect the amount or timing of any related payment of principal, interest or other amount (including prepayment premiums or yield maintenance charges, but excluding Penalty Interest and amounts payable as additional servicing compensation) payable under the mortgage loan

                                      S-144

               (including, subject to the discussion in the third following paragraph, extend the date on which any related balloon payment is due); or

          o    affect the obligation of the related borrower to pay a prepayment premium or yield maintenance charge or permit a principal
               prepayment during any period in which the related mortgage note prohibits principal prepayments; or

          o    in the special servicer's judgment, materially impair the
               security for the mortgage loan or reduce the likelihood of timely payment of amounts due on the mortgage loan;

provided that a material default on the mortgage loan has occurred or, in the special servicer's judgment, a material default on the mortgage loan is reasonably foreseeable, and the modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to the certificateholders, as a collective whole, on a present value basis, than would liquidation.

          Neither the master servicer nor the special servicer may release any mortgaged real property securing a mortgage loan which it is responsible for servicing, except as otherwise allowed by the pooling and servicing agreement.

          Neither the master servicer nor the special servicer may extend the maturity date of any mortgage loan which it is responsible for servicing to a date beyond the earliest of--

               1.   two years prior to the rated final distribution date; and

               2.   if the mortgage loan is secured by a mortgage on the related borrower's leasehold interest (and not the corresponding fee interest) in the related mortgaged real property, 20 years
                    (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the
                    related ground lease and with the consent of the controlling class representative, 10 years) prior to the end of the
                    then-current term of the related ground lease, plus any
                    unilateral options to extend such term.

          Neither the master servicer nor the special servicer may make or permit any modification, waiver or amendment of any term of any mortgage loan that would--

          o    cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code;

          o    result in the imposition of any tax on prohibited transactions or contributions after the startup date of either of REMIC I or
               REMIC II under the Code; or

          o    adversely affect the status of any portion of the trust that is intended to be a grantor trust under the Code.

          Generally, the master servicer may not agree to modify, waive or amend the term of any mortgage loan without the consent of the special servicer.
Subject to the foregoing discussion, however, the master servicer, without the approval of the special servicer, the controlling class representative or any of the rating agencies, may modify, waive or amend certain terms of non-specially serviced mortgage loans as specified in the pooling and servicing agreement, including, without limitation--

          o    approving certain waivers of non-material covenant defaults;

          o    approving certain leasing activity;

          o    waiving certain late payment charges and Penalty Interest subject to the limitations in the pooling and servicing agreement;

                                      S-145

          o    approving certain consents with respect to rights-of-way,
               easements or similar agreements and consents to subordination of the related mortgage loan to such easements, rights-of-way or similar agreements, that do not materially affect the use or value of the mortgaged real property or materially interfere with the mortgagor's ability to make related payments;

          o    approving releases of unimproved parcels of a mortgaged real property;

          o    approving annual budgets to operate mortgaged real properties;

          o    approving certain temporary waivers of requirements in loan documents with respect to insurance deductible amounts or
               claims-paying ability ratings of insurance providers; and

          o    consenting to changing the property manager with respect to a mortgage loan with an unpaid principal balance of less than
               $2,000,000.

          The foregoing limitations, conditions and restrictions will not apply to any of the acts or circumstances referenced in this "--Modifications,
Waivers, Amendments and Consents" section that is provided for under the terms of the subject mortgage loan in effect on the date of initial issuance of the offered certificates or that is solely within the control of the related borrower. Also, neither the master servicer nor the special servicer will be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a borrower if, in its judgment, opposition would not ultimately prevent the confirmation of the plan or one substantially similar.

          Notwithstanding the foregoing, in the case of an ARD Loan, the master servicer will be permitted, in its discretion, after the related anticipated repayment date, to waive any or all of the Additional Interest accrued on that mortgage loan, if the related borrower is ready and willing to pay all other amounts due under the mortgage loan in full, including the entire principal balance. However, the master servicer's determination to waive the trust's right to receive that Additional Interest--

          o    must be in accordance with the Servicing Standard; and

          o    will be subject to approval by the special servicer and the controlling class representative.

          The pooling and servicing agreement will also limit the master servicer's and the special servicer's ability to institute an enforcement action solely for the collection of Additional Interest.

          Neither the master servicer nor the special servicer will have any liability to the trust, the certificateholders or any other person for any determination made by it in connection with a modification, waiver or amendment of a mortgage loan that is made on a reasonable basis and in accordance with the
Servicing Standard.

          All modifications, waivers and amendments entered into by the master servicer and/or the special servicer with respect to the mortgage loans are to be in writing. Each of the master servicer and the special servicer must deliver to the trustee for deposit in the related mortgage file, an original counterpart of the agreement relating to each modification, waiver or amendment agreed to by it, promptly following its execution.

REQUIRED APPRAISALS

          Within 60 days of the occurrence of any Appraisal Trigger Event with respect to any of the mortgage loans, the special servicer must obtain and deliver to the trustee, master servicer and the controlling class representative, a copy of an appraisal of the related mortgaged real property from an independent appraiser meeting the qualifications imposed in the pooling and servicing agreement, unless an appraisal had previously been obtained within the prior 12 months and the special servicer has no actual knowledge of a material adverse

                                      S-146

change in the condition of the related mortgaged real property in which case such appraisal may be a letter update of the prior appraisal.

          Notwithstanding the foregoing, if the unpaid principal balance of the subject mortgage loan, net of related unreimbursed advances of principal, is less than $2,000,000, the special servicer may perform an internal valuation of the mortgaged real property instead of an appraisal.

          As a result of any appraisal or other valuation, it may be determined that an Appraisal Reduction Amount exists with respect to the subject mortgage loan. An Appraisal Reduction Amount is relevant to the determination of the amount of any advances of delinquent interest required to be made with respect to the affected mortgage loan. See "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" in this prospectus supplement.

          If an Appraisal Trigger Event occurs with respect to any mortgage loan, then the special servicer will have an ongoing obligation to obtain or perform, as the case may be, once every 12 months after the occurrence of that
Appraisal Trigger Event (or sooner if the special servicer has actual knowledge of a material adverse change in the condition of the related mortgaged real property), an update of the prior required appraisal or other valuation. The special servicer is to deliver to the trustee, the master servicer and the controlling class representative, the new appraisal or valuation within ten business days of obtaining or performing such appraisal or valuation (or update thereof). This ongoing obligation will cease if and when--

          o    if the Appraisal Trigger Event was the failure by the borrower to make any monthly debt service payment for 60 days or more, or involved the special servicer modifying the amount or timing of any monthly debt service payment (other than a balloon payment), the related borrower has made three consecutive full and timely monthly debt service payments under the terms of the mortgage loan (as such terms may have been modified); or

          o    with respect to the other Appraisal Trigger Events (other than the related mortgaged real property becoming REO Property), such circumstances cease to exist in the reasonable judgment of the special servicer, but, with respect to any bankruptcy or
               insolvency proceedings, no later than the entry of an order or decree dismissing such proceeding, and with respect to the extension of any date on which a balloon payment is due, no later than the date that the special servicer agrees to an extension;

provided that no other Appraisal Trigger Event then exists with respect to the subject mortgage loan.

          The cost of each required appraisal, and any update of that appraisal, will be advanced by the master servicer and will be reimbursable to the master servicer as a servicing advance.

COLLECTION ACCOUNT

          General. The master servicer will be required to establish and maintain one or more segregated accounts or sub-accounts as a collection account for purposes of holding payments and other collections that it receives with respect to the mortgage loans. That collection account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates.

          The funds held in the master servicer's collection account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the master servicer's collection account will be paid to the master servicer as additional compensation subject to the limitations set forth in the pooling and servicing agreement.

                                      S-147

          Deposits. Under the pooling and servicing agreement, the master servicer must deposit or cause to be deposited in its collection account within one business day following receipt of available funds, in the case of payments and other collections on the mortgage loans, or as otherwise required under the pooling and servicing agreement, the following payments and collections received or made by or on behalf of the master servicer with respect to the mortgage pool subsequent to the date of initial issuance of the offered certificates, other than monthly debt service payments due on or before the cut-off date, which monthly debt service payments belong to the related mortgage loan seller:

          o    all payments on account of principal on the mortgage loans, including principal prepayments;

          o    all payments on account of interest on the mortgage loans, including Additional Interest and Penalty Interest;

          o    all prepayment premiums, yield maintenance charges and late payment charges collected with respect to the mortgage loans;

          o    all proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to a
               mortgaged real property or the related mortgage loan, and all proceeds received in connection with the condemnation or the taking by right of eminent domain of a mortgaged real property, in each case to the extent not otherwise required to be applied to the restoration of the real property or released to the related borrower;

          o    all amounts received and retained in connection with the
               liquidation of defaulted mortgage loans by foreclosure or as otherwise contemplated under "--Realization Upon Defaulted
               Mortgage Loans" below;

          o    any amounts paid by the mortgage loan sellers in connection with the repurchase or replacement of a mortgage loan as described under "Description of the Mortgage Pool--Repurchases and
               Substitutions" in this prospectus supplement;

          o    any amounts required to be deposited by the master servicer in connection with losses incurred with respect to Permitted
               Investments of funds held in the collection account;

          o    all payments required to be paid by the master servicer or the special servicer with respect to any deductible clause in any blanket insurance policy as described under "Description of the
               Mortgage Pool--Additional Loan and Property Information--Hazard,
               Liability and Other Insurance" in this prospectus supplement;

          o    any amounts required to be transferred from the special
               servicer's REO account;

          o    any amounts representing compensating interest payments in respect of prepayment interest shortfalls as described under
               "--Servicing and Other Compensation and Payment of
               Expenses--Prepayment Interest Shortfalls" above; and

          o    any amount paid by a borrower to cover items for which a
               servicing advance has been previously made and for which the master servicer, the trustee or the fiscal agent, as applicable, has been previously reimbursed out of the collection account.

          Upon receipt of any of the amounts described in the first five bullets and the last bullet of the second preceding paragraph with respect to any specially serviced mortgage loan, the special servicer is required to promptly remit these amounts to the master servicer for deposit in the master servicer's collection account.

          Notwithstanding the foregoing, amounts received on any A-Note Trust
Mortgage Loan or the Glendale Galleria Trust Mortgage Loan will be deposited into a separate account or sub-account of the collection account maintained by the master servicer before being transferred to the master servicer's collection account.

                                      S-148

          Withdrawals. The master servicer may make withdrawals from its collection account for any of the following purposes, which are not listed in any order of priority:

          o    to remit to the trustee for deposit in the trustee's distribution account described under "Description of the Offered
               Certificates--Distribution Account" in this prospectus
               supplement, on the business day preceding each distribution date, an aggregate amount of immediately available funds equal to that portion of the Available Distribution Amount (calculated without regard to clauses (a)(ii), (a)(v), (b)(ii)(B) and (b)(v) of the definition of that term in this prospectus supplement, and exclusive of other amounts received after the end of the related collection period) for the related distribution date then on deposit in the collection account, together with any prepayment premiums, yield maintenance charges and/or Additional Interest received on the mortgage loans during the related collection period and, in the case of the final distribution date, any additional amounts which the relevant party is required to pay in connection with the purchase of all the mortgage loans and REO
               Properties, plus any amounts required to be remitted in respect of P&I advances;

          o    to reimburse the fiscal agent, the trustee and itself, in that order, for any unreimbursed P&I advances made by that party under the pooling and servicing agreement, which reimbursement is to be made out of late collections of interest (net of related master servicing fees) and principal (net of any related workout fee or principal recovery fee) received in respect of the particular mortgage loan or REO Property as to which the Advance was made;
               provided that, if such P&I advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such P&I advance will be reimbursed out of general collections of principal as described under "Description of the
               Offered Certificates--Advances of Delinquent Monthly Debt Service
               Payments and Reimbursement of Advances" in this prospectus supplement;

          o    to pay itself earned and unpaid master servicing fees with respect to each mortgage loan, which payment is to be made out of collections on that mortgage loan that are allocable as interest or, if that mortgage loan and any related REO Property have been previously liquidated, out of general collections on the other mortgage loans and REO Properties;

          o    to pay the special servicer, out of general collections on the mortgage loans and any REO Properties, earned and unpaid special servicing fees with respect to each mortgage loan that is
               either--

               1.   a specially serviced mortgage loan; or

               2.   a mortgage loan as to which the related mortgaged real
                    property has become an REO Property;

          o    to pay the special servicer earned and unpaid workout fees and principal recovery fees to which it is entitled, which payment is to be made from the sources described under "--Servicing and
               Other Compensation and Payment of Expenses" above;

          o    to reimburse the fiscal agent, the trustee or the special
               servicer/ itself, in that order (with reimbursements to the special servicer and master servicer to be made concurrently on a pro rata basis), for any unreimbursed servicing advances, first, out of payments made by the borrower that are allocable to such servicing advance, and then, out of liquidation proceeds,
               insurance proceeds, condemnation proceeds and, if applicable, revenues from REO Properties relating to the mortgage loan in respect of which the servicing advance was made, and then out of general collections; provided that, if such Advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such Advance will be reimbursed out of general collections of principal as described under
               "--Servicing and Other Compensation and Payment of Expenses"

                                      S-149

               above and "Description of the Offered Certificates--Advances of
               Delinquent Monthly Debt Service Payments and Reimbursement of
               Advances" in this prospectus supplement;

          o    to reimburse the fiscal agent, the trustee or the special
               servicer/itself, in that order (with reimbursements to the special servicer and master servicer to be made concurrently on a pro rata basis), first out of REO Property revenues, liquidation proceeds and insurance and condemnation proceeds received in respect of the mortgage loan relating to the Advance, and then out of general collections on the mortgage loans and any REO
               Properties, for any unreimbursed Advance made by that party under the pooling and servicing agreement that has been determined not to be ultimately recoverable, together with interest thereon, subject to the limitations set forth in the pooling and servicing agreement and the limitations described under, as applicable,
               "--Servicing and Other Compensation and Payment of Expenses"
               above and/or "Description of the Offered Certificates--Advances
               of Delinquent Monthly Debt Service Payments and Reimbursement of
               Advances" in this prospectus supplement;

          o    to pay the fiscal agent, the trustee or the special
               servicer/itself, in that order (with payments to the special servicer and master servicer to be made concurrently on a pro rata basis), unpaid interest on any Advance made by that party under the pooling and servicing agreement, which payment is to be made out of Penalty Interest and late payment charges collected on the related mortgage loan during the collection period during which that Advance is reimbursed;

          o    in connection with the reimbursement of Advances as described in the second bullet, the sixth bullet or the seventh bullet under this "--Withdrawals" subsection and subject to the limitations described in each of those three bullets, to pay itself, the special servicer, the trustee or the fiscal agent, as the case may be, out of general collections on the mortgage loans and any
               REO Properties, any interest accrued and payable on that Advance and not otherwise payable under the preceding bullet;

          o    to pay for costs and expenses incurred by the trust fund in connection with property inspections;

          o    to pay the special servicer or itself any items of additional servicing compensation on deposit in the collection account as discussed under "--Servicing and Other Compensation and Payment of Expenses--Additional Servicing Compensation" above;

          o    to pay for the cost of an independent appraiser or other expert in real estate matters, to the extent such cost is not required to be advanced under the pooling and servicing agreement;

          o    to pay itself, the special servicer, any of the mortgage loan sellers, any holder (or, if applicable, beneficial owner) of certificates of the controlling class, or any other person, as the case may be, with respect to each mortgage loan, if any, previously purchased by such person pursuant to the pooling and servicing agreement, all amounts received in respect of any such purchased mortgage loan subsequent to the date of purchase;

          o    to pay, out of general collections on the mortgage loans and any
               REO Properties, for costs and expenses incurred by the trust in connection with the remediation of adverse environmental
               conditions at any mortgaged real property that secures a
               defaulted mortgage loan;

          o    to pay itself, the special servicer, us, or any of their or our respective members, managers, shareholders, directors, officers, employees and agents, as the case may be, out of general
               collections on the mortgage loans and any REO Properties, any of the reimbursements or indemnities to which we or any of those other persons or entities are entitled as described under
               "Description of the Governing Documents--Matters Regarding the
               Master Servicer, the Special Servicer, the Manager and Us" in the
               accompanying prospectus;

                                      S-150

          o    to pay, out of general collections on the mortgage loans and any
               REO Properties, for the costs of various opinions of counsel, the cost of recording the pooling and servicing agreement and
               expenses properly incurred by the tax administrator in connection with providing advice to the special servicer;

          o    to pay any other items described in this prospectus supplement as being payable from the collection account;

          o    to withdraw amounts deposited in the collection account in error;
               and

          o    to clear and terminate the collection account upon the
               termination of the pooling and servicing agreement.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

          Fair Value Call. The pooling and servicing agreement grants to the special servicer and the holder (or, if applicable, the beneficial owner) of the certificates with the largest percentage of voting rights allocated to the controlling class of certificates (such holder (or, if applicable, beneficial owner) referred to as the plurality controlling class certificateholder) a right to purchase from the trust defaulted mortgage loans under the circumstances described below in this "--Fair Value Call" subsection. The defaulted mortgage loans in respect of which this right may be exercised are mortgage loans that have experienced payment defaults similar to the payment defaults that would constitute a Servicing Transfer Event as described in the glossary to this prospectus supplement or mortgage loans as to which the related indebtedness has been accelerated by the master servicer or the special servicer following default.

          At the time a mortgage loan becomes a defaulted mortgage loan satisfying the criteria described in the preceding paragraph, each of the special servicer and the plurality controlling class certificateholder will have a purchase option (which option will be assignable when the opportunity to exercise it arises) to purchase the defaulted mortgage loan, from the trust fund at an option price generally equal to (i) if the special servicer has not yet determined the fair value of the defaulted mortgage loan, the sum of the unpaid principal balance of that mortgage loan at the time of purchase, together with unpaid and accrued interest on that mortgage loan at its mortgage interest rate, unpaid interest accrued on related Advances, related unreimbursed servicing advances and other related Additional Trust Fund Expenses, including special servicing fees, or (ii) the fair value of the defaulted mortgage loan as determined by the special servicer, if the special servicer has made such fair value determination. The special servicer will be permitted to change from time to time, its determination of the fair value of a defaulted mortgage loan based upon changed circumstances, new information or otherwise, in accordance with the
Servicing Standard; provided, however, that the special servicer will update its determination of the fair value of a defaulted mortgage loan at least once every
90 days; and, provided, further, that absent the special servicer having actual knowledge of a material change in circumstances affecting the value of the related mortgaged real property, the special servicer will not be obligated to update such determination. The purchase option in respect of a defaulted mortgage loan will first belong to the plurality controlling class certificateholder. If the purchase option is not exercised by the plurality controlling class certificateholder or any assignee thereof within 60 days of a mortgage loan becoming a defaulted mortgage loan, then the purchase option will belong to the special servicer for 15 days. If the purchase option is not exercised by the special servicer or its assignee within such 15-day period, then the purchase option will revert to the plurality controlling class certificateholder.

          Notwithstanding the foregoing, the holder of a B-Note Non-Trust Loan will have the right to purchase the related A-Note Trust Mortgage Loan from the trust in certain default situations, as described above under "Description of the Mortgage Pool--The Loan Combinations." Similarly, any one of the holders of the Glendale Galleria Non-Trust Loans will have the right to purchase the
Glendale Galleria Trust Mortgage Loan from the trust in certain default situations, as described above under "Description of the Mortgage Pool--The Loan

                                      S-151

Combinations--The Glendale Galleria Loan Combination". In addition, notwithstanding the discussion in thE preceding paragraph, the holders of a mezzanine loan may have the right to purchase the related mortgage loan from the trust if certain defaults on the related mortgage loan occur.

          Unless and until the purchase option with respect to a defaulted mortgage loan is exercised, the special servicer will be required to pursue such other resolution strategies available under the pooling and servicing agreement, including workout and foreclosure consistent with the Servicing Standard, but the special servicer will not be permitted to sell the defaulted mortgage loan other than pursuant to the exercise of the purchase option.

          If not exercised sooner, the purchase option with respect to any defaulted mortgage loan will automatically terminate upon (i) the related mortgagor's cure of all related defaults on the defaulted mortgage loan, (ii)
the acquisition on behalf of the trust fund of title to the related mortgaged real property by foreclosure or deed in lieu of foreclosure or (iii) the modification or pay-off (full or discounted) of the defaulted mortgage loan in connection with a workout. In addition, the purchase option with respect to a defaulted mortgage loan held by any person will terminate upon the exercise of the purchase option and consummation of the purchase by any other holder of a purchase option.

          If (a) a purchase option is exercised with respect to a defaulted mortgage loan and the person expected to acquire the defaulted mortgage loan pursuant to such exercise is the plurality controlling class certificateholder, the special servicer, or any affiliate of any of them (meaning that the purchase option has not been assigned to another unaffiliated person) and (b) the option price is based on the special servicer's determination of the fair value of the defaulted mortgage loan, then the master servicer or, if the master servicer and the special servicer are the same person, the trustee (or a third-party appraiser designated by the master servicer or the trustee, as applicable, at its option, upon whose determination the master servicer or the trustee, as the case may be, may, absent manifest error, conclusively rely) will be required to confirm that the option price (as determined by the special servicer) represents a fair value for the defaulted mortgage loan. The master servicer or the trustee, as applicable, will be entitled to a fee of $2,500 for the initial confirmation, but not for any subsequent confirmations, of fair value with respect to that mortgage loan. The costs of all appraisals, inspection reports and opinions of value incurred by the master servicer, the trustee or any third-party appraiser in connection with such determination of fair value will be reimbursable to the master servicer or the trustee, as applicable, as servicing advances.

          Foreclosure and Similar Proceedings. If a default on a mortgage loan has occurred and is continuing and no satisfactory arrangements can be made for collection of delinquent payments, then, subject to the discussion under "--The
Controlling Class Representative and the Glendale Galleria Controlling Party"
above, the special servicer may, on behalf of the trust, take any of the following actions:

          o    institute foreclosure proceedings;

          o    exercise any power of sale contained in the related mortgage;

          o    obtain a deed in lieu of foreclosure; or

          o    otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise.

                                      S-152

          Neither the master servicer nor the special servicer may acquire title to any mortgaged real property or take any other action with respect to any mortgaged real property that would cause the trustee, for the benefit of the certificateholders, to be considered to hold title to, to be a
"mortgagee-in-possession" of, or to be an "owner" or an "operator" of the particular mortgaged real property within the meaning of federal environmental laws, unless--

          o    the special servicer has previously received a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust; and

          o    either:

               1.   the report indicates that--

                    o    the particular mortgaged real property is in compliance
                         with applicable environmental laws and regulations; and

                    o    there are no circumstances or conditions present at the
                         mortgaged real property that have resulted in any
                         contamination for which investigation, testing,
                         monitoring, containment, clean-up or remediation could
                         be required under any applicable environmental laws and
                         regulations; or

               2.   the special servicer (who may rely conclusively on the
                    report) determines that taking the actions necessary to
                    bring the particular mortgaged real property into compliance with applicable environmental laws and regulations and/or
                    taking any of the other actions contemplated by clause 1.
                    above, is reasonably likely to maximize the recovery to
                    certificateholders, taking into account the time value of
                    money.

          If the environmental testing contemplated above establishes that any of the conditions described in clauses 1. and 2. have not been satisfied with respect to any mortgaged real property and there is no breach of a representation or warranty requiring repurchase under the applicable mortgage loan purchase agreement, the special servicer will be required to take such action as is in accordance with the Servicing Standard (other than proceeding against the related mortgaged real property). At such time as it deems appropriate, the special servicer may, on behalf of the trust, release all or a portion of the subject mortgaged real property from the lien of the related mortgage instrument; provided that, if the related mortgage loan has a then outstanding principal balance of greater than $1 million, then prior to the release of all or a portion of the related mortgaged real property, (i) the special servicer shall have notified the rating agencies, the trustee, the controlling class representative and the master servicer in writing of its intention to so release all or a portion of such mortgaged real property and the bases for such intention, and (ii) the trustee shall have notified the certificateholders in writing of the special servicer's intention to so release all or a portion of such mortgaged real property.

          If the trust acquires title to any mortgaged real property, the special servicer, on behalf of the trust, has to sell the particular real property prior to the close of the third calendar year following the calendar year in which that acquisition occurred, subject to limited exceptions as described under "--REO Properties" below.

          If liquidation proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan, together with accrued interest on and reimbursable expenses incurred by the special servicer and/or the master servicer in connection with the defaulted mortgage loan, then the trust will realize a loss in the amount of the shortfall. The special servicer, the master servicer, the trustee and/or the fiscal agent will be entitled to payment or reimbursement out of the liquidation proceeds recovered on any defaulted mortgage loan, prior to the payment of the liquidation proceeds to the certificateholders, for--

          o    any and all amounts that represent unpaid servicing fees and additional servicing compensation with respect to the mortgage loan;

                                      S-153

          o    unreimbursed (from the related mortgage loan) servicing expenses and Advances incurred with respect to the mortgage loan;

          o    any P&I advances made with respect to the mortgage loan that are unreimbursed from that mortgage loan; and

          o    any interest payable (or paid from general collections) to the master servicer and/or special servicer on any expenses and
               Advances and not reimbursed from that mortgage loan.

REO PROPERTIES

          If title to any mortgaged real property is acquired by the special servicer on behalf of the trust, the special servicer will be required to sell that property not later than the end of the third calendar year following the year of acquisition, unless--

          o    the IRS grants an extension of time to sell the property; or

          o    the special servicer obtains an opinion of independent counsel generally to the effect that the holding of the property
               subsequent to the end of the third calendar year following the year in which the acquisition occurred will not result in the imposition of a tax on the trust assets or cause either of REMIC
               I or REMIC II to fail to qualify as a REMIC under the Code.

          Regardless of whether the special servicer applies for or is granted an extension of time to sell the property, the special servicer must act in accordance with the Servicing Standard to liquidate the property on a timely basis. If an extension is granted or opinion given, the special servicer must sell the REO Property within the period specified in the extension or opinion.

          The special servicer may be required to retain an independent contractor to operate and manage the REO Property. The retention of an independent contractor will not relieve the special servicer of its obligations with respect to the REO Property.

          In general, the special servicer, or an independent contractor employed by the special servicer at the expense of the trust, will be obligated to operate and manage any REO Property in a manner that:

          o    maintains its status as foreclosure property under the REMIC provisions of the Code; and

          o    is in accordance with the Servicing Standard.

          The special servicer must review the operation of each REO Property and consult with the trustee, or any person appointed by the trustee to act as tax administrator, to determine the trust's federal income tax reporting position with respect to the income it is anticipated that the trust would derive from the property. The special servicer could determine that it would not be consistent with the Servicing Standard to manage and operate the property in a manner that would avoid the imposition of a tax on net income from foreclosure property, within the meaning of section 857(b)(4)(B) of the Code.

          This determination is most likely to occur in the case of an REO
Property that is a hotel. To the extent that income the trust receives from an
REO Property is subject to a tax on net income from foreclosure property, that income would be subject to federal tax at the highest marginal corporate tax rate, which is currently 35%.

          The determination as to whether income from an REO Property would be subject to a tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Generally, income from an REO
Property that is directly operated by the special servicer would be apportioned and classified as service or non-service income. The service portion of the income could be subject to federal tax at the highest

                                      S-154

marginal corporate tax rate and could also be subject to certain state or local taxes. The non-service portion of the income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the
100% rate. Any tax imposed on the trust's income from an REO Property would reduce the amount available for payment to the certificateholders. See "Federal
Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus. The reasonable out-of-pocket costs and expenses of obtaining professional tax advice in connection with the foregoing will be payable out of the master servicer's collection account.

          The special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Property is acquired by the trust, the special servicer will be required to establish and maintain an account for the retention of revenues and other proceeds derived from the REO
Property. That REO account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The special servicer will be required to deposit, or cause to be deposited, in its REO account, following receipt, all net income, insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to each REO Property. The funds held in this REO account may be held as cash or invested in Permitted Investments.
Any interest or other income earned on funds in the special servicer's REO account will be payable to the special servicer, subject to the limitations described in the pooling and servicing agreement.

          The special servicer will be required to withdraw from its REO account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the account relating to that particular REO Property. Shortly after the end of each collection period, the special servicer will be required to withdraw from the REO account and deposit, or deliver to the master servicer for deposit, into the master servicer's collection account the total of all amounts received with respect to each REO Property during that collection period, net of--

          o    any withdrawals made out of those amounts as described in the preceding sentence; and

          o    any portion of those amounts that may be retained as reserves as described in the next paragraph.

          The special servicer may, subject to the limitations described in the pooling and servicing agreement, retain in its REO account the portion of the proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of the related REO Property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

          The special servicer will be required to keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO account.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

          The special servicer will be required, at the expense of the trust, to inspect or cause an inspection of the corresponding mortgaged real property as soon as practicable after any mortgage loan becomes a specially serviced mortgage loan and annually so long as such mortgage loan is a specially serviced mortgage loan. Beginning in 2006, the master servicer, for each mortgage loan that is not a specially serviced mortgage loan and does not relate to an REO
Property, will be required, at its own expense, to inspect or cause an inspection of the mortgaged real property at least once every calendar year, unless such mortgaged real property has been inspected in such calendar year by the special servicer. The master servicer and the special servicer will each be required to prepare or cause the preparation of a written report of each inspection performed by it that generally describes the condition of the particular real property and that specifies--

          o    any sale, transfer or abandonment of the property of which the master servicer or the special servicer, as applicable, is aware;
               or

                                      S-155

          o    any change in the property's condition or value of which the master servicer or the special servicer, as applicable, is aware and considers to be material; or

          o    any visible waste committed on the property of which the master servicer or special servicer, as applicable, is aware and
               considers to be material.

          The special servicer, in the case of each specially serviced mortgage loan, and the master servicer, in the case of each other mortgage loan, will each be required to use reasonable efforts to collect from the related borrower, the quarterly (if any) and annual operating statements, budgets and rent rolls of the corresponding mortgaged real property. However, there can be no assurance that any operating statements required to be delivered by a borrower will in fact be delivered, nor is the master servicer or the special servicer likely to have any practical means of compelling delivery.

          The special servicer will also be required to cause quarterly and annual operating statements, budgets and rent rolls to be prepared for each REO
Property.

          The master servicer, with respect to each mortgage loan, will be required to prepare and maintain an operating statement analysis for each mortgaged real property and each REO Property, as applicable, and copies of such operating statement analyses are to be made available by the master servicer to the trustee, the special servicer and/or the controlling class representative upon request or as otherwise provided in the pooling and servicing agreement
(but not more frequently than quarterly).

EVIDENCE AS TO COMPLIANCE

          On or before May 1 of each year, beginning in 2006 (provided that, if any of the following items are required in connection with any filing with the
Securities and Exchange Commission, the master servicer and the special servicer will be required to deliver such items on or before March 15 of each year, beginning in 2006), each of the master servicer and the special servicer must--

          o    at its expense, cause a firm of independent public accountants, that is a member of the American Institute of Certified Public
               Accountants to furnish a statement to the trustee, among others, to the effect that--

               1.   the firm has examined the servicing operations of the master servicer or the special servicer, as the case may be, for
                    the previous year, and

               2.   on the basis of that examination, conducted substantially in compliance with USAP, the firm confirms that the master
                    servicer or the special servicer, as applicable, has
                    complied with the minimum servicing standards identified in
                    USAP, in all material respects, except for the significant exceptions or errors in records that, in the opinion of the firm, USAP requires it to report,

               provided that in rendering its report the firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with substantially the same standards, within one year of the report, with respect to those sub-servicers; and

          o    deliver to the trustee, among others, a statement signed by an officer of the master servicer or the special servicer, as the case may be, to the effect that, to the best knowledge of that officer, the master servicer or special servicer, as the case may be, has fulfilled its obligations under the pooling and servicing agreement in all material respects throughout the preceding calendar year or portion of that year during which the
               certificates were outstanding or, if there has been a

                                      S-156

               material default, specifying each material default known to such officer and the nature and status of that default.

EVENTS OF DEFAULT

          Each of the following events, circumstances and conditions will be considered events of default under the pooling and servicing agreement:

          o    any failure by the master servicer to deposit into the collection account any amount required to be so deposited by it under the pooling and servicing agreement, which failure continues
               unremedied for two business days following the date on which the deposit was required to be made; or

          o    any failure by the master servicer to remit to the trustee for deposit into the distribution account any amount required to be so remitted by it under the pooling and servicing agreement, which failure continues unremedied until 11:00 a.m., New York
               City time, on the business day following the date on which the remittance was required to be made; or

          o    any failure by the special servicer to deposit into the REO account or to deposit into, or to remit to the master servicer for deposit into, the collection account, any amount required to be so deposited or remitted under the pooling and servicing agreement, provided, however, that the failure to deposit or remit such amount will not be an event of default if such failure is remedied within one business day and in any event on or prior to the related P&I advance date; or

          o    the master servicer fails to timely make any servicing advance required to be made by it under the pooling and servicing
               agreement, and that failure continues unremedied for five
               business days following the date on which notice has been given to the master servicer by the trustee; or

          o    the master servicer or the special servicer fails to observe or perform in any material respect any of its other covenants or agreements under the pooling and servicing agreement, and that failure continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by
               certificateholders entitled to not less than 25% of the voting rights for the certificates; provided, however, that with respect to any such failure that is not curable within such 30-day period, the master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the master servicer or the special servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

          o    it is determined that there is a breach by the master servicer or the special servicer of any of its representations or warranties contained in the pooling and servicing agreement that materially and adversely affects the interests of any class of
               certificateholders, and that breach continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by certificateholders entitled to not less than 25%
               of the voting rights for the certificates; provided, however, that with respect to any such breach which is not curable within such 30-day period, the master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the master servicer or the special servicer, as the case may be, has commenced to cure such breach within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

                                      S-157

          o    a decree or order of a court having jurisdiction in an
               involuntary case under federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the master
               servicer or the special servicer and the decree or order remains in force for a period of 60 days, provided, however, that the master servicer or the special servicer, as appropriate, will have an additional period of 30 days to effect a discharge, dismissal or stay of the decree or order if it commenced the appropriate proceedings to effect such discharge, dismissal or stay within the initial 60-day period; or

          o    the master servicer or special servicer consents to the
               appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar
               proceedings relating to it or of or relating to all or
               substantially all of its property; or

          o    the master servicer or special servicer admits in writing its inability to pay its debts or takes other actions specified in the pooling and servicing agreement indicating its insolvency or inability to pay its obligations; or

          o    the master servicer or the special servicer obtains actual knowledge that Moody's has (a) qualified, downgraded or withdrawn any rating then assigned by it to any class of certificates, or
               (b) placed any class of certificates on "watch status" in
               contemplation of possible rating downgrade or withdrawal (and that "watch status" placement has not have been withdrawn by it within 60 days of such placement), and, in either case, cited servicing concerns with the master servicer or special servicer as the sole or a material factor in such rating action; or

          o    the master servicer or the special servicer is removed from S&P's
               Select Servicer List as a U.S. Commercial Mortgage Master
               Servicer or a U.S. Commercial Mortgage Special Servicer, as
               applicable, and is not reinstated within 60 days after its removal therefrom.

RIGHTS UPON EVENT OF DEFAULT

          If an event of default described above under "--Events of Default"
above occurs with respect to the master servicer or the special servicer and remains unremedied, the trustee will be authorized, and at the direction of either the controlling class representative or the certificateholders entitled to not less than 25% of the voting rights for all the classes of certificates, the trustee will be required, to terminate all of the rights and obligations of the defaulting party under the pooling and servicing agreement and in and to the trust assets other than any rights the defaulting party may have as a certificateholder; provided that the terminated defaulting party will continue to be entitled to receive all amounts due and owing to it in accordance with the terms of the pooling and servicing agreement and will continue to be entitled to the benefit of any provisions for reimbursement or indemnity as and to the extent provided in the pooling and servicing agreement. Upon any termination, the trustee must either:

          o    succeed to all of the responsibilities, duties and liabilities of the master servicer or special servicer, as the case may be, under the pooling and servicing agreement; or

          o    appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, provided such successor is reasonably acceptable to the controlling class representative.

          Either the controlling class representative or the holders of certificates entitled to a majority of the voting rights for the certificates may require the trustee to appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, rather than have the trustee act as that

                                      S-158

successor, provided such successor is reasonably acceptable to the controlling class representative. The appointment of a successor special servicer by the trustee is subject to the rights of the controlling class of certificateholders to designate a successor special servicer as described under "--Replacement of the Special Servicer" above.

          In general, the certificateholders entitled to at least 66 2/3% of the voting rights allocated to each class of certificates affected by any event of default may waive the event of default. However, the events of default described in the first, second, third, tenth or eleventh bullets under "--Events of
Default" above may only be waived by all of the holders of the affected classes of the certificates. Upon any waiver of an event of default, the event of default will cease to exist and will be deemed to have been remedied for every purpose under the pooling and servicing agreement.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

          The certificates will be issued, on or about December 7, 2005, under the pooling and servicing agreement. They will represent the entire beneficial ownership interest of the trust. The assets of the trust will include:

          o    a segregated pool of mortgage loans;

          o    any and all payments under and proceeds of those mortgage loans received after the cut-off date, exclusive of payments of
               principal, interest and other amounts due on or before that date;

          o    the loan documents for those mortgage loans;

          o    our rights under the mortgage loan purchase agreements between us and the respective mortgage loan sellers;

          o    any REO Properties acquired by the trust with respect to any of those mortgage loans that come into and continue in default;

          o    those funds or assets as from time to time are deposited in the master servicer's collection account, the special servicer's REO account, the trustee's distribution account described under
               "--Distribution Account" below or the trustee's interest reserve account described under "--Interest Reserve Account" below; and

          o    the swap agreement relating to the class A-4FL certificates.

          Whenever we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust fund, unless the context clearly indicates otherwise.

          The certificates will include the following classes:

          o    the A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5, A-1A, AM, AJ, B,
               C and D classes, which are the classes of certificates that are offered by this prospectus supplement; and

          o    the X, E, F, G, H, J, K, L, M, N, P, Q, Z, R-I and R-II classes, which are the classes of certificates that--

               1.   will be retained or privately placed by us; and

               2.   are not offered by this prospectus supplement.

                                      S-159

          The class A-4FL certificates will represent undivided interests in a grantor trust, the assets of which will include, among other things, an uncertificated REMIC regular interest, designated as the class A-4FL REMIC II regular interest, and the rights and obligations under a swap agreement. For so long as it is in effect, that swap agreement will provide, among other things, that amounts payable as interest by the trust with respect to the class A-4FL
REMIC II regular interest will be exchanged for amounts payable as interest by the swap counterparty under the swap agreement, with payments to be made between the trust and the swap counterparty on a net basis. The swap agreement will provide for the calculation of interest at a LIBOR-based rate and the accrual of interest on a notional amount equal to the total principal balance of the class
A-4FL certificates outstanding from time to time. The total principal balance of the class A-4FL certificates at any time will equal the total principal balance of the class A-4FL REMIC II regular interest. See "Description of the Swap
Agreement" in this prospectus supplement.

          The class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5, A-1A, AM, AJ, B,
C, D, E, F, G, H, J, K, L, M, N, P and Q certificates are the only certificates that will have principal balances and are sometimes referred to as the principal balance certificates. The principal balance of any of these certificates will represent the total payments of principal to which the holder of the certificate is entitled over time out of payments, or advances in lieu of payments, and other collections on the assets of the trust. Accordingly, on each distribution date, the principal balance of each certificate having a principal balance will be permanently reduced by any payments of principal actually made with respect to that certificate on that distribution date. See "--Payments" below.

          On any particular distribution date, the principal balance of each class of principal balance certificates may also be reduced, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust. However, in limited circumstances, the total principal balance of a class of principal balance certificates that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of that prior reduction), with past due interest. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable Advances or interest thereon that were reimbursed and/or paid in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal
Distribution Amount for that distribution date. See "--Reductions to Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below.

          Notwithstanding the foregoing, in the case of the class A-4FL certificates, any applicable distributions of principal on any given distribution date will first be allocated in reduction of the total principal balance of the class A-4FL REMIC II regular interest before actually being distributed to the class A-4FL certificateholders. In addition, any reduction in the total principal balance of the class A-4FL certificates on any given distribution date, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust will be made in response to a corresponding reduction made in the total principal balance of the class A-4FL REMIC II regular interest in connection with those losses and expenses. However, the total principal balance of the class A-4FL REMIC II regular interest (and, accordingly, the total principal balance of the class A-4FL certificates) that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction allocated to the class A-4FL REMIC II regular interest) on any distribution date as a result of any recoveries of
Nonrecoverable Advances or interest thereon that were reimbursed and/or paid from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal Distribution Amount for that distribution date.

          The class X certificates will not have principal balances, and the holders of the class X certificates will not be entitled to receive payments of principal. However, each class X certificate will have a notional amount for purposes of calculating the accrual of interest with respect to that certificate.

                                      S-160

          The total notional amount of the class X certificates will equal the total principal balance of all the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB,
A-5, A-1A, AM, AJ, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates outstanding from time to time. The total initial notional amount of the class X certificates will be approximately $3,073,738,027 although it may be as much as
5% larger or smaller, depending on the actual size of the initial mortgage pool balance.

          In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance or notional amount of any of your offered certificates from time to time, you may multiply the original principal balance or notional amount of that certificate as of the date of initial issuance of the offered certificates, as specified on the face of that certificate, by the then-applicable certificate factor for the relevant class. The certificate factor for any class of offered certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance or notional amount, as applicable, of that class, and the denominator of which will be the original total principal balance or notional amount, as applicable, of that class. Certificate factors will be reported monthly in the trustee's report.

REGISTRATION AND DENOMINATIONS

          General. The offered certificates will be issued in book-entry form in original denominations of $25,000 initial principal balance and in any whole dollar denomination in excess of $25,000.

          Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The
Depository Trust Company. You will not be entitled to receive an offered certificate issued in fully registered, certificated form, except under the limited circumstances described in the accompanying prospectus under
"Description of The Certificates--Book-Entry Registration". For so long as any class of offered certificates is held in book-entry form--

          o    all references in this prospectus supplement to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations; and

          o    all references in this prospectus supplement to payments,
               notices, reports, statements and other information to holders of those certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of those certificates, for payment to beneficial owners of offered certificates through its participating organizations in
               accordance with DTC's procedures.

          The trustee will initially serve as certificate registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

          DTC, Euroclear and Clearstream. You will hold your certificates through DTC, in the United States, or Clearstream Banking Luxembourg or
Euroclear Bank S.A./N.V., as operator of the Euroclear System, in Europe, if you are a participating organization of the applicable system, or indirectly through organizations that are participants in the applicable system. Clearstream and
Euroclear will hold omnibus positions on behalf of organizations that are participants in either of these systems, through customers' securities accounts in Clearstream's or Euroclear's names on the books of their respective depositaries. Those depositaries will, in turn, hold those positions in customers' securities accounts in the depositaries' names on the books of DTC.
For a discussion of DTC, Euroclear and Clearstream, see "Description of the
Certificates--Book-Entry Registration--DTC, Euroclear and Clearstream" in thE
accompanying prospectus.

                                     S-161

          Transfers between participants in DTC will occur in accordance with
DTC's rules. Transfers between participants in Clearstream and Euroclear will occur in accordance with their applicable rules and operating procedures.
Cross-market transfers between persons holding directly or indirectly through
DTC, on the one hand, and directly or indirectly through participants in
Clearstream or Euroclear, on the other, will be accomplished through DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. See "Description of the
Certificates--Book-Entry Registration--Holding and Transferring Book-Entry
Certificates" in the accompanying prospectus. For additional information regarding clearance and settlement procedures for the offered certificates and for information with respect to tax documentation procedures relating to the offered certificates, see Annex F hereto.

DISTRIBUTION ACCOUNT

          General. The trustee must establish and maintain an account in which it will hold funds pending their payment on the certificates (exclusive of the class A-4FL certificates) and the class A-4FL REMIC II regular interest and from which it will make those payments. That distribution account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Funds held in the trustee's distribution account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the trustee's distribution account will be paid to the trustee subject to the limitations set forth in the pooling and servicing agreement.

          Although the trustee may establish and maintain collections of
Additional Interest in an account separate from, but comparable to, its distribution account, it is anticipated that, and the discussion in this prospectus supplement assumes that, any collections of Additional Interest will be held as part of a sub-account of the trustee's distribution account.

          Deposits. On the business day prior to each distribution date, the master servicer will be required to remit to the trustee for deposit in the distribution account the following funds:

          o    all payments and other collections on the mortgage loans and any
               REO Properties that are then on deposit in the master servicer's collection account, exclusive of any portion of those payments and other collections that represents one or more of the
               following:

               1.   monthly debt service payments due on a due date subsequent to the end of the related collection period;

               2.   payments and other collections received after the end of the related collection period;

               3.   amounts that are payable or reimbursable from the master
                    servicer's collection account to any person other than the certificateholders, including--

                    (a)  amounts payable to the master servicer or the special servicer as compensation, including master servicing
                         fees, special servicing fees, workout fees, principal
                         recovery fees, assumption fees, modification fees and,
                         to the extent not otherwise applied to cover interest
                         on Advances and/or certain other actual or potential
                         Additional Trust Fund Expenses, Penalty Interest and
                         late payment charges,

                    (b)  amounts payable in reimbursement of outstanding
                         Advances, together with interest on those Advances, and

                    (c)  amounts payable with respect to other expenses of the trust, and

               4.   amounts deposited in the master servicer's collection
                    account in error;

                                      S-162

          o    any compensating interest payment deposited in the master
               servicer's collection account to cover Prepayment Interest
               Shortfalls incurred with respect to the mortgage loans during the related collection period;

          o    any P&I advances made with respect to that distribution date; and

          o    any amounts paid by the master servicer, the special servicer or the plurality controlling class certificateholder to purchase all the mortgage loans and any REO Properties (minus certain required deductions) in connection with the termination of the trust as contemplated under "Description of the Offered
               Certificates--Termination" in this prospectus supplement.

          See "--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" below and "Servicing of the Mortgage
Loans--Collection Account" and "--Servicing and Other Compensation and Payment
of Expenses" in this prospectus supplement.

          With respect to each distribution date that occurs during March, commencing in March 2006, the trustee will be required to transfer from its interest reserve account, which we describe under "--Interest Reserve Account"
below, to the distribution account the interest reserve amounts that are then being held in that interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis.

          Withdrawals. The trustee may from time to time make withdrawals from its distribution account for any of the following purposes:

          o    to pay itself a monthly fee which is described under "--The
               Trustee" below and any interest or other income earned on funds in the distribution account;

          o    to indemnify itself and various related persons, as described under "Description of the Governing Documents--Matters Regarding
               the Trustee" in the accompanying prospectus, and to indemnify the fiscal agent and various related persons to the same extent;

          o    to pay for any opinions of counsel required to be obtained in connection with any amendments to the pooling and servicing agreement and certain other opinions of counsel provided for in the pooling and servicing agreement;

          o    to pay any federal, state and local taxes imposed on the trust, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the trust as described under "Federal Income Tax Consequences--Taxation of
               Owners of REMIC Residual Certificates--Prohibited Transactions
               Tax and Other Taxes" in the accompanying prospectus and
               "Servicing of the Mortgage Loans--REO Properties" in this
               prospectus supplement;

          o    to pay any separate tax administrator any amounts reimbursable to it;

          o    to transfer from its distribution account to its interest reserve account interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis, as and when described under "--Interest Reserve Account" below;

          o    to pay to the master servicer any amounts deposited by the master servicer in the distribution account not required to be deposited therein; and

          o    to clear and terminate the distribution account at the
               termination of the pooling and servicing agreement.

                                      S-163

          On each distribution date, all amounts on deposit in the trustee's distribution account, exclusive of any portion of those amounts that are to be withdrawn for the purposes contemplated in the foregoing paragraph, will be withdrawn and applied to make payments on the certificates (exclusive of the class A-4FL certificates) and the class A-4FL REMIC II regular interest. For any distribution date, those funds will consist of three separate components--

          o    the portion of those funds that represent prepayment
               consideration collected on the mortgage loans as a result of voluntary or involuntary prepayments that occurred during the related collection period, which will be paid to the holders of certain classes of certificates and/or the swap counterparty as described under "--Payments--Payments of Prepayment Premiums and
               Yield Maintenance Charges" below;

          o    the portion of those funds that represent Additional Interest collected on the ARD Loans during the related collection period, which will be paid to the holders of the class Z certificates as described under "--Payments--Payments of Additional Interest"
               below; and

          o    the remaining portion of those funds, which--

               1.   we refer to as the Available Distribution Amount; and

               2.   will be paid to the holders of all the certificates, other than the class A-4FL and Z certificates, and with respect to the class A-4FL REMIC II regular interest, as described
                    under "--Payments--Priority of Payments" below.

FLOATING RATE ACCOUNT

          The trustee, on behalf of the holders of the class A-4FL certificates, will be required to establish and maintain an account in which it will hold funds pending their distribution on the class A-4FL certificates or to the swap counterparty and from which it will make those distributions. That floating rate account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Any funds held in the trustee's floating rate account may be held in cash or, at the trustee's risk, invested in
Permitted Investments.

          Deposits. The trustee will deposit into the floating rate account:

          o    all payments received from the swap counterparty under the swap agreement, as described under "Description of the Swap Agreement"
               in this prospectus supplement; and

          o    all amounts allocable to the class A-4FL REMIC II regular
               interest, as described under this "Description of the Offered
               Certificates" section.

          Withdrawals. The trustee may from time to time make withdrawals from the floating rate account for any of the following purposes:

          o    to make payments to the swap counterparty in respect of regularly scheduled payments payable under the swap agreement, as described under "Description of the Swap Agreement" in this prospectus supplement;

          o    to make distributions to the class A-4FL certificateholders on each distribution date, as described under "--Payments--Payments on the Class A-4FL Certificates" below;

          o    to pay itself interest and other investment income earned on funds held in the floating rate account; and

                                      S-164

          o    to pay to the person entitled thereto any amounts deposited in the floating rate account in error.

INTEREST RESERVE ACCOUNT

          The trustee must maintain an account in which it will hold the interest reserve amounts described in the next paragraph with respect to those mortgage loans that accrue interest on an Actual/360 Basis. That interest reserve account must be maintained in a manner and with a depository that satisfies rating agency standards for similar securitizations as the one involving the offered certificates. The interest reserve account may be a sub-account of the distribution account, but for purposes of the discussion in this prospectus supplement it is presented as if it were a separate account.
Funds held in the trustee's interest reserve account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the trustee's interest reserve account will be paid to the trustee subject to the limitations set forth in the pooling and servicing agreement.

          During January, except in a leap year, and February of each calendar year, beginning in 2006, the trustee will, on or before the distribution date in that month, withdraw from the distribution account and deposit in its interest reserve account the interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis and for which the monthly debt service payment due in that month was either received or advanced. That interest reserve amount for each of those mortgage loans will generally equal one day's interest (exclusive of Penalty Interest and Additional Interest and net of any
master servicing fees and trustee fees payable therefrom) accrued on the Stated
Principal Balance of the subject mortgage loan as of the end of the related collection period.

          During March of each calendar year, beginning in 2006, the trustee will, on or before the distribution date in that month, withdraw from its interest reserve account and deposit in the distribution account any and all interest reserve amounts then on deposit in the interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis. All interest reserve amounts that are so transferred from the interest reserve account to the distribution account will be included in the Available
Distribution Amount for the distribution date during the month of transfer.

CALCULATION OF PASS-THROUGH RATES

          The pass-through rates for the class ___, ___ and ___ certificates will, in the case of each of these classes, be fixed at the rate per annum identified as the initial pass-through rate for the subject class in the table under "Summary of Prospectus Supplement--Overview of the Series 2005-CKI1
Certificates" in this prospectus supplement.

          The pass-through rates for the class ___, ___, ___, ___, ___, ___,
___, ___, ___, ___, ___, ___, ___, ___, ___ and ___ certificates will, in the case of each of these classes, with respect to any interest accrued period, equal the lesser of: (a) the Weighted Average Net Mortgage Rate for the related distribution date; and (b) the rate per annum identified as the initial pass through rate for the subject class in the table under "Summary of Prospectus
Supplement--Overview of the Series 2005 CKI1 Certificates" in this prospectus supplement.

          The pass-through rates for the class ___, ___ and ___ certificates will, in the case of each of these classes, with respect to any interest accrual period, equal the Weighted Average Net Mortgage Rate for the related distribution date minus, in the case of the class ___, ___ and ___ certificates, a class margin. That class margin will be ___% in the case of the class ___
certificates, ___% in the case of the class ___ certificates and ___% in the case of the class ___ certificates.

          The pass-through rate applicable to the class A-4FL REMIC II regular interest for each interest accrual period will equal the lesser of--

                                      S-165

          o    ___ % per annum, and

          o    the Weighted Average Net Mortgage Rate for the related
               distribution date.

          For so long as the swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate applicable to the class A-4FL certificates for each interest accrual period will equal LIBOR plus ___% per annum. However, the pass-through rate with respect to the class A-4FL certificates may be effectively reduced as a result of shortfalls allocated to the class A-4FL REMIC II regular interest.
In addition, if there is a continuing Swap Payment Default, or if the swap agreement is terminated and a replacement swap agreement is not obtained, then the pass-through rate applicable to the class A-4FL certificates will convert to a per annum rate equal to the pass-through rate on the class A-4FL REMIC II regular interest, and accordingly the interest accrual period and interest accrual basis for the class A-4FL certificates will convert to those of the class A-4FL REMIC II regular interest. See "--Payments on the Class A-4FL
Certificates" below and "Description of the Swap Agreement--The Swap Agreement"
in this prospectus supplement.

          The term "LIBOR" means, with respect to the class A-4FL certificates and each interest accrual period for those certificates, the rate for deposits in U.S. Dollars, for a period equal to one month, which appears on the Dow Jones
Market Service (formerly Telerate) Page 3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date. If that rate does not appear on Dow Jones
Market Service Page 3750, LIBOR for that interest accrual period will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by any five major reference banks in the London interbank market selected by the calculation agent under the swap agreement to provide that bank's offered quotation of such rates at approximately 11:00 a.m., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month, commencing on the first day of the subject interest accrual period and in an amount that is representative for a single such transaction in the relevant market at the relevant time. The calculation agent under the swap agreement will request the principal London office of any five major reference banks in the London interbank market selected by the calculation agent to provide a quotation of those rates, as offered by each such bank. If at least two such quotations are provided, LIBOR for that interest accrual period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, LIBOR for that interest accrual period will be the arithmetic mean of the rates quoted by major banks in New York City selected by the calculation agent under the swap agreement, at approximately
11:00 a.m., New York City time, on the related LIBOR Determination Date with respect to the subject interest accrual period for loans in U.S. Dollars to leading European banks for a period equal to one month, commencing on the LIBOR
Determination Date with respect to such interest accrual period and in an amount that is representative for a single such transaction in the relevant market at the relevant time. The calculation agent under the swap agreement will determine
LIBOR for each interest accrual period and the determination of LIBOR by the calculation agent will be binding absent manifest error.

          The "LIBOR Determination Date" for the class A-4FL certificates is (i)
with respect to the initial interest accrual period, ____, 2005, and (ii) with respect to each applicable interest accrual period thereafter, the date that is two LIBOR Business Days prior to the commencement of the subject interest accrual period. A "LIBOR Business Day" is any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England and/or New York, New York.

          The pass-through rate for the class X certificates for any interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class X strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class X certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of the total principal balance of one of the respective classes of the principal balance certificates. The total principal balance of each class of

                                      S-166

principal balance certificates will constitute a separate component of the total notional amount of the class X certificates.

          For purposes of accruing interest on the class X certificates during any interest accrual period, the applicable class X strip rate with respect to any component of the total notional amount of the class X certificates for that interest accrual period will equal the excess, if any, of (a) the Weighted
Average Net Mortgage Rate for the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance makes up such component
(or, in the case of the class A-4FL certificates, if applicable, the pass-through rate in effect during such interest accrual period for the class
A-4FL REMIC II regular interest).

          The class Z, R-I and R-II certificates will not be interest-bearing and, therefore, will not have pass-through rates.

PAYMENTS

          General. On each distribution date, the trustee will, to the extent of available funds, make all payments required to be made on the certificates on that date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those payments are to occur. The final payment of principal and/or interest on any offered certificate, however, will be made only upon presentation and surrender of that certificate at the offices of the certificate registrar or such other location to be specified in a notice of the pendency of that final payment.

          In order for a certificateholder to receive payments by wire transfer on and after any particular distribution date, that certificateholder must provide the trustee with written wiring instructions no later than five business days prior to the last business day of the calendar month preceding the month in which that distribution date occurs. Otherwise, that certificateholder will receive its payments by check mailed to it.

          Cede & Co. will be the registered holder of your offered certificates, and you will receive payments on your offered certificates through DTC and its participating organizations, until physical certificates are issued to the actual beneficial owners. See "--Registration and Denominations" above.

          All payments with respect to the class A-4FL REMIC II regular interest will be made to the trustee's floating rate account.

          Payments of Interest. All of the classes of the certificates (except for the class Z, R-I and R-II certificates) and the class A-4FL REMIC II regular interest will bear interest.

          With respect to each interest-bearing class of the certificates and with respect to the class A-4FL REMIC II regular interest, that interest will accrue during each related interest accrual period based upon--

          o    the pass-through rate with respect to that particular class of certificates or the class A-4FL REMIC II regular interest, as the case may be, for that interest accrual period;

          o    the total principal balance or notional amount, as the case may be, of that particular class of certificates or the class A-4FL
               REMIC II regular interest, as the case may be, outstanding immediately prior to the related distribution date; and

          o    the assumption that each year consists of twelve 30-day months
               (or, in the case of the class A-4FL certificates, for so long as the related swap agreement is in effect and there is no
               continuing payment default thereunder on the part of the swap counterparty, based on the actual number of days in that interest accrual period and the assumption that each year consists of 360 days).

                                      S-167

          In addition, if the pass-through rate of the class A-4FL REMIC II regular interest for any interest accrual period is limited by the Weighted
Average Net Mortgage Rate, then the amount by which the interest distributable with respect to the class A-4FL REMIC II regular interest is reduced as a result of that limitation will result in a corresponding reduction to the amount of interest payable by the swap counterparty with respect to the related distribution date and therefore a corresponding reduction to the amount of interest distributable with respect to the class A-4FL certificates on that distribution date.

          On each distribution date, subject to available funds and the priorities of payment described under "--Payments--Priority of Payments" below, the total amount of interest payable to the holders of each interest-bearing class of the certificates (exclusive of the class A-4FL certificates) and the class A-4FL REMIC II regular interest will include the total amount of interest accrued during the related interest accrual period with respect to that class of certificates or the class A-4FL REMIC II regular interest, as the case may be, reduced (except in the case of the class X certificates) by the product of:

          o    the amount of any Net Aggregate Prepayment Interest Shortfall for
               that distribution date; multiplied by

          o    a fraction, the numerator of which is the total amount of
               interest accrued during the related interest accrual period with respect to the subject class of certificates or the class A-4FL
               REMIC II regular interest, as the case may be, and the
               denominator of which is the total amount of interest accrued during the related interest accrual period with respect to all of the interest-bearing classes of the certificates (exclusive of the class X and A-4FL certificates) and the class A-4FL REMIC II regular interest.

          Although Net Aggregate Prepayment Interest Shortfalls will not be allocated directly to the class A-4FL certificates, any such shortfalls allocated to the class A-4FL REMIC II regular interest will result in a dollar-for-dollar reduction in the interest distributable on the class A-4FL certificates.

          Any distributions of interest allocated to the class A-4FL REMIC II regular interest will be deposited in the trustee's floating rate account and will thereafter be distributed to the holders of the class A-4FL certificates and/or the swap counterparty, as applicable.

          If the holders of any interest-bearing class of the certificates
(other than the class A-4FL certificates) or the class A-4FL REMIC II regular interest do not receive all of the interest to which they are entitled on any distribution date, then they will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, subject to the available funds for those future distribution dates and the priorities of payment described under "--Payments--Priority of Payments" below. However, no interest will accrue on any of that unpaid interest, and a portion of any past due interest payable with respect to the class A-4FL REMIC II regular interest may be payable to the swap counterparty.

          Payments of Principal. In general, subject to available funds and the priority of payments described under "--Payments--Priority of Payments" below, the total distributions of principal to be made with respect to the principal balance certificates (other than the class A-4FL certificates) and the class
A-4FL REMIC II regular interest, on any given distribution date will equal the
Principal Distribution Amount for that distribution date, and the total distributions of principal to be made with respect to any particular class of principal balance certificates on any given distribution date will equal the portion of the Principal Distribution Amount for that distribution date that is allocable to that particular class of principal balance certificates. So long as both the class A-5 and A-1A certificates remain outstanding, however, except as otherwise set forth below, the Principal Distribution Amount for each distribution date will be calculated on a loan group-by-loan group basis. On each distribution date after the total principal balance of either the A-5 or
A-1A class has been reduced to zero, a single Principal Distribution Amount will be calculated in the aggregate for both loan groups.

                                      S-168

          As indicated in the definition of "Principal Distribution Amount" in the glossary to this prospectus supplement, the Principal Distribution Amount for any distribution date will generally be:

          o    reduced by any Nonrecoverable Advance, with interest thereon, or any Workout-Delayed Reimbursement Amount with respect to any mortgage loan that is reimbursed out of general collections of principal on the mortgage pool received during the related collection period; and

          o    increased by any items recovered during the related collection period that previously constituted a Nonrecoverable Advance or interest thereon or a Workout-Delayed Reimbursement Amount that was reimbursed out of general collections of principal on the mortgage pool during a prior collection period.

          If any Nonrecoverable Advance, with interest thereon, or
Workout-Delayed Reimbursement Amount with respect to a mortgage loan is reimbursed out of general collections of principal on the mortgage pool, then any corresponding reduction in the Principal Distribution Amount for the relevant distribution date, as contemplated by the first bullet of the prior paragraph, will generally result first in a reduction in the portion of such
Principal Distribution Amount attributable to the loan group that includes the subject mortgage loan, until such portion is reduced to zero, and then in the portion of such Principal Distribution Amount that is attributable to the other loan group. Increases in the Principal Distribution Amount for any distribution date, as contemplated by the second bullet of the prior paragraph, will generally be made to offset prior reductions in reverse order to that described in the prior sentence. See "Servicing of the Mortgage Loans--Servicing and Other
Compensation and Payment of Expenses" in this prospectus supplement and
"--Advances of Delinquent Monthly Debt Service Payments and Reimbursement of
Advances" below.

          The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

          In general, the portion of the Principal Distribution Amount consisting of the Loan Group 1 Principal Distribution Amount will be allocated to the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and A-5 certificates on each distribution date as follows:

          o    first, to the class A-SB certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, and

               2.   the excess, if any, of (a) the total principal balance of
                    the class A-SB certificates outstanding immediately prior to that distribution date, over (b) the Class A-SB Planned
                    Principal Balance for that distribution date;

          o    second, to the class A-1 certificates and the class A-1D
               certificates, on a pro rata basis by balance, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB certificates as described in the preceding bullet, and

               2.   the total principal balance of the class A-1 certificates
                    and the class A-1D certificates outstanding immediately
                    prior to that distribution date;

          o    third, to the class A-2 certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB, A-1 and/or A-1D
                    certificates as described in the preceding two bullets, and

                                      S-169

               2.   the total principal balance of the class A-2 certificates
                    outstanding immediately prior to that distribution date;

          o    fourth, to the class A-3 certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB, A-1, A-1D and/or A-2
                    certificates as described in the preceding three bullets,
                    and

               2.   the total principal balance of the class A-3 certificates
                    outstanding immediately prior to that distribution date;

          o    fifth, to the class A-4 certificates and the class A-4FL REMIC II regular interest, on a pro rata basis by balance, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB, A-1, A-1D, A-2 and/or
                    A-3 certificates as described in the preceding four bullets,
                    and

               2.   the total principal balance of the class A-4 certificates
                    outstanding immediately prior to that distribution date;

          o    sixth, to the class A-SB certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB, A-1, A-1D, A-2, A-3
                    and/or A-4 certificates and/or the class A-4FL REMIC II
                    regular interest as described in the preceding five bullets,
                    and

               2.   the total principal balance of the class A-SB certificates outstanding immediately prior to that distribution date (as reduced by any portion of the Loan Group 1 Principal
                    Distribution Amount for that distribution date allocable to the class A-SB certificates as described in the first bullet of this paragraph); and

          o    seventh, to the class A-5 certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB, A-1, A-1D, A-2, A-3
                    and/or A-4 certificates and/or the class A-4FL REMIC II
                    regular interest as described in the preceding six bullets,
                    and

               2.   the total principal balance of the class A-5 certificates
                    outstanding immediately prior to that distribution date.

          In general, the portion of the Principal Distribution Amount consisting of the Loan Group 2 Principal Distribution Amount will be allocated to the class A-1A certificates on each distribution date up to the lesser of--

          o    the entire Loan Group 2 Principal Distribution Amount for that distribution date; and

          o    the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date.

          If the Loan Group 1 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1, A-1D, A-2, A-3, A-4,
A-SB and A-5 certificates and the class A-4FL REMIC II regular interest outstanding immediately prior to that distribution date, then (following retirement of the class A-1, A-1D, A-2, A-3, A-4, A-SB and A-5 certificates and the class A-4FL REMIC II regular interest) the remaining portion thereof would be allocated to the class A-1A certificates, up to the extent necessary to retire such class of

                                      S-170

certificates. Similarly, if the Loan Group 2 Principal Distribution Amount for
any distribution date exceeds the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date, then
(following retirement of the class A-1A certificates) the remaining portion thereof would be allocated (after taking account of the allocations of the Loan
Group 1 Principal Distribution Amount for that distribution date described in the second preceding paragraph): first, to the class A-SB certificates, up to the extent necessary to pay down the then total principal balance thereof to the
Class A-SB Planned Principal Balance for that distribution date; second, to the class A-1 and A-1D certificates, on a pro rata basis by balance, up to the extent necessary to retire each such class of certificates; third, to the class
A-2 certificates, up to the extent necessary to retire that class of certificates; fourth, to the class A-3 certificates, up to the extent necessary to retire that class of certificates; fifth, to the class A-4 certificates and the class A-4FL REMIC II regular interest, on a pro rata basis by balance, up to the extent necessary to retire that class of certificates and that REMIC II regular interest; sixth, to the class A-SB certificates, up to the extent necessary to retire that class of certificates; and seventh, to the class A-5 certificates, up to the extent necessary to retire that class of certificates.

          Notwithstanding the foregoing, if any of two or more of the A-1, A-1D,
A-2, A-3, A-4, A-4FL, A-SB, A-5 and A-1A classes are outstanding at a time when the total principal balance of the class AM, AJ, B, C, D, E, F, G, H, J, K, L,
M, N, P and Q certificates has been reduced to zero as described under
"--Reductions to Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" below, then the Principal
Distribution Amount for each distribution date thereafter will be allocable among the A-1, A-1D, A-2, A-3, A-4, A-SB, A-5 and A-1A classes that remain outstanding and, if applicable, the class A-4FL REMIC II regular interest on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance.

          Following the retirement of the class A-1, A-1D, A-2, A-3, A-4, A-SB,
A-5 and A-1A certificates and the class A-4FL REMIC II regular interest, the
Principal Distribution Amount for each distribution date will be allocated to the respective classes of certificates identified in the table below and in the order of priority set forth in that table, in each case up to the lesser of--

          o    the portion of that Principal Distribution Amount that remains unallocated; and

          o    the total principal balance of the particular class immediately prior to that distribution date.

ORDER OF ALLOCATION   CLASS
-------------------   -----
         1              AM
         2              AJ
         3               B
         4               C
         5               D
         6               E
         7               F
         8               G
         9               H
        10               J
        11               K
        12               L
        13               M
        14               N
        15               P
        16               Q

                                     S-171

          In no event will the holders of any class of certificates listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of the class A-1, A-1D, A-2, A-3, A-4, A-SB, A-5 and
A-1A certificates and the class A-4FL REMIC II regular interest is reduced to zero. Furthermore, in no event will the holders of any class of certificates listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of all other classes of certificates, if any, listed above it in the foregoing table is reduced to zero.

          Reimbursement Amounts. As discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below, the total principal balance of any class of principal balance certificates (exclusive of the class A-4FL certificates) or of the class A-4FL
REMIC II regular interest may be reduced without a corresponding payment of principal. If that occurs with respect to any such class of principal balance certificates or with respect to the class A-4FL REMIC II regular interest, then, subject to available funds from time to time and the priority of payments described under "--Payments--Priority of Payments" below, there may be distributed with respect to that class of principal balance certificates or thE class A-4FL REMIC II regular interest, as applicable, a reimbursement of the amount of any such reduction, without interest. References to the "loss reimbursement amount" under "--Payments--Priority of Payments" below mean, in the case of any class oF principal balance certificates (exclusive of the class
A-4FL certificates) or in the case of the class A-4FL REMIC II regular interest, for any distribution date, the total amount of all previously unreimbursed reductions, if any, made in the total principal balance of that class of principal balance certificates or the total principal balance of the class A-4FL
REMIC II regular interest, as applicable, on all prior distribution dates as discussed under "--Reductions of Certificate Principal Balances in Connection
with Realized Losses and Additional Trust Fund Expenses" below. Any such reimbursements with respect to the class A-4FL REMIC II regular interest will be deposited in the trustee's floating rate account and thereafter will be distributed to the holders of the class A-4FL certificates.

          In limited circumstances, the total principal balance of a class of principal balance certificates or of the class A-4FL REMIC II regular interest that was previously reduced as described in the preceding paragraph without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction), with interest. Any such reinstatement of principal balance would result in a corresponding reduction in the loss reimbursement amount with respect to the subject class of principal balance certificates or the class
A-4FL REMIC II regular interest, as applicable. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable Advances (or interest thereon) that was reimbursed in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal
Distribution Amount for such Distribution Date. Any such reinstatement of principal balance with respect to the class A-4FL REMIC II regular interest will result in a corresponding reinstatement of the principal balance with respect to the class A-4FL certificates.

          Priority of Payments. On each distribution date, the trustee will apply the Available Distribution Amount for that date applicable to the related loan group or both loan groups, to make the following payments in the following order of priority, in each case to the extent of the remaining applicable portion of the Available Distribution Amount:

ORDER OF   RECIPIENT CLASS
 PAYMENT     OR CLASSES                   TYPE AND AMOUNT OF PAYMENT
--------   ---------------   ---------------------------------------------------
    1             X*         From the entire Available Distribution Amount,
                             interest up to the total interest payable on that
                             class, without regard to loan groups

           A-1, A-1D, A-2,   From the portion of the Available Distribution
              A-3, A-4,      Amount attributable to the mortgage loans in loan
            A-4FL(1), A-SB   group 1, interest up to the total interest

                                      S-172

ORDER OF   RECIPIENT CLASS
 PAYMENT     OR CLASSES                   TYPE AND AMOUNT OF PAYMENT
--------   ---------------   ---------------------------------------------------
               and A-5*      payable on those classes and that REMIC II regular
                             interest, pro rata, based on entitlement

                A-1A*        From the portion of the Available Distribution
                             Amount attributable to the mortgage loans in loan
                             group 2, interest up to the total interest payable
                             on such class

    2      A-1, A-1D, A-2,   Principal up to the Loan Group 1 Principal
              A-3, A-4,      Distribution Amount (and, if the class A-1A
            A-4FL(1), A-SB   certificates are retired, any remaining portion of
              and A-5**      the Loan Group 2 Principal Distribution Amount),
                             first to the class A-SB certificates, until the
                             total principal balance thereof is reduced to the
                             applicable Class A-SB Planned Principal Balance,
                             and then to (a) the class A-1 and A-1D
                             certificates, on a pro rata basis by balance, (b)
                             the class A-2 certificates, (c) the class A-3
                             certificates, (d) the class A-4 certificates and
                             the class A-4FL REMIC II regular interest, on a pro
                             rata basis by balance, (e) the class A-SB
                             certificates and (f) the class A-5 certificates, in
                             that order, in the case of each such class and
                             REMIC II regular interest until retired

                A-1A**       Principal up to the Loan Group 2 Principal
                             Distribution Amount (and, if the class A-5
                             certificates are retired, any remaining portion of
                             the Loan Group 1 Principal Distribution Amount),
                             until the class A-1A certificates are retired

    3      A-1, A-1D, A-2,   Reimbursement up to the loss reimbursement amounts
              A-3, A-4,      for those classes and that REMIC II regular
           A-4FL(1), A-SB,   interest, pro rata, based on entitlement, without
             A-5 and A-1A    regard to loan groups
--------------------------------------------------------------------------------
    4             AM         Interest up to the total interest payable on that
                             class

    5             AM         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

    6             AM         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
    7             AJ         Interest up to the total interest payable on that
                             class

    8             AJ         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

    9             AJ         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   10              B         Interest up to the total interest payable on that
                             class

   11              B         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

                                     S-173

ORDER OF   RECIPIENT CLASS
 PAYMENT     OR CLASSES                   TYPE AND AMOUNT OF PAYMENT
--------   ---------------   ---------------------------------------------------
   12              B         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   13              C         Interest up to the total interest payable on that
                             class

   14              C         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   15              C         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   16              D         Interest up to the total interest payable on that
                             class

   17              D         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   18              D         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   19              E         Interest up to the total interest payable on that
                             class

   20              E         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   21              E         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   22              F         Interest up to the total interest payable on that
                             class

   23              F         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   24              F         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   25              G         Interest up to the total interest payable on that
                             class

   26              G         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   27              G         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   28              H         Interest up to the total interest payable on that
                             class

   29              H         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   30              H         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------

                                     S-174

ORDER OF   RECIPIENT CLASS
 PAYMENT     OR CLASSES                   TYPE AND AMOUNT OF PAYMENT
--------   ---------------   ---------------------------------------------------
   31              J         Interest up to the total interest payable on that
                             class

   32              J         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   33              J         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   34              K         Interest up to the total interest payable on that
                             class

   35              K         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   36              K         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   37              L         Interest up to the total interest payable on that
                             class

   38              L         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   39              L         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   40              M         Interest up to the total interest payable on that
                             class

   41              M         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   42              M         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   43              N         Interest up to the total interest payable on that
                             class

   44              N         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   45              N         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------

                                      S-175

ORDER OF   RECIPIENT CLASS
 PAYMENT     OR CLASSES                   TYPE AND AMOUNT OF PAYMENT
--------   ---------------   ---------------------------------------------------
   46              P         Interest up to the total interest payable on that
                             class

   47              P         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   48              P         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   49              Q         Interest up to the total interest payable on that
                             class

   50              Q         Principal up to the portion of the Principal
                             Distribution Amount allocable to that class

   51              Q         Reimbursement up to the loss reimbursement amount
                             for that class
--------------------------------------------------------------------------------
   52        R-I and R-II    Any remaining portion of the Available Distribution
                             Amount
----------
*         If the portion of the Available Distribution Amount allocable to pay interest on any one or more of the A-1, A-1D, A-2, A-3, A-4, A-SB,
          A-5, A-1A and X classes and the class A-4FL REMIC II regular interest, as set forth in the table above, is insufficient for that purpose, then the Available Distribution Amount will be applied to pay interest on all those classes and that REMIC II regular interest, pro rata based on entitlement.

**        In general, no payments of principal will be made in respect of the class A-1, A-1D, A-2, A-3, A-4 and/or A-5 certificates or the class
          A-4FL REMIC II regular interest on any given distribution date until the total principal balance of the class A-SB certificates is paid down to the then applicable Class A-SB Planned Principal Balance. In addition, no payments of principal will be made in respect of the class A-2 certificates until the total principal balance of the class
          A-1 and A-1D certificates is reduced to zero, no payments of principal will be made in respect of the class A-3 certificates until the total principal balance of the class A-2 certificates is reduced to zero, no payments of principal will be made in respect of the class A-4 certificates or the class A-4FL REMIC II regular interest until the total principal balance of the class A-3 certificates is reduced to zero, no payments of principal will be made in respect of the class
          A-SB certificates (other than as described in the prior sentence)
          until the total principal balance of the class A-4 certificates and the class A-4FL REMIC II regular interest is reduced to zero and no payments of principal will be made in respect of the class A-5 certificates until the total principal balance of the class A-SB certificates is reduced to zero. Furthermore, for purposes of receiving distributions of principal from the Loan Group 1 Principal
          Distribution Amount, the class A-1, A-1D, A-2, A-3, A-4, A-SB and A-5 certificates and the class A-4FL REMIC II regular interest will evidence a prior right, relative to the class A-1A certificates, to any available funds attributable to loan group 1; and, for purposes of receiving distributions of principal from the Loan Group 2 Principal
          Distribution Amount, the class A-1A certificates will evidence a prior right, relative to the class A-1, A-1D, A-2, A-3, A-4, A-SB and A-5 certificates and the class A-4FL REMIC II regular interest, to any available funds attributable to loan group 2. However, if any two or more of the A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5 and A-1A
          classes are outstanding at a time when the total principal balance of the class AM, AJ, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses" below, payments of principal on the outstanding class A-1, A-1D, A-2, A-3, A-4, A-SB, A-5 and A-1A certificates and the class A-4FL REMIC II regular interest will be made on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding, without regard to loan groups.

(1)       Refers to class A-4FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class A-4FL REMIC II regular interest will be paid to the trustee's floating rate account for distribution to the holders of the class A-4FL certificates and/or the swap counterparty on the subject distribution date.

          Payments of Prepayment Premiums and Yield Maintenance Charges. If any
prepayment consideration is collected during any particular collection period with respect to any mortgage loan, regardless of whether that

                                     S-176

prepayment consideration is calculated as a percentage of the amount prepaid or in accordance with a yield maintenance formula, then on the distribution date corresponding to that collection period, the trustee will pay a portion of that prepayment consideration to the holders of the class A-1, A-1D, A-2, A-3, A-4,
A-4FL, A-SB, A-5, A-1A, AM, AJ, B, C, D, E, F, G and/or H certificates and/or to the trustee's floating rate account with respect to the class A-4FL REMIC II regular interest, if any such class or that REMIC II regular interest, as the case may be, is then entitled to payments of principal on that distribution date
(or, for so long as the class A-5 and A-1A certificates are outstanding, payments of principal on that distribution date from collections on the loan group that includes the prepaid mortgage loan), up to an amount equal to, in the case of any particular class of those principal balance certificates and/or that
REMIC II regular interest, the product of--

          o    the full amount of that prepayment consideration, net of workout fees and principal recovery fees payable from it, multiplied by

          o    a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the
               pass-through rate for the subject class of certificates or the class A-4FL REMIC II regular interest, as the case may be, over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, and further multiplied by

          o    a fraction, the numerator of which is equal to the amount of principal payable with respect to the subject class of
               certificates or the class A-4FL REMIC II regular interest, as the case may be, on that distribution date (or, for so long as the class A-5 and A-1A certificates are outstanding, the amount of principal payable with respect to the subject class of
               certificates or the class A-4FL REMIC II regular interest, as the case may be, on that distribution date from collections on the loan group that includes the prepaid mortgage loan), and the denominator of which is the Principal Distribution Amount (or, so long as the class A-5 and A-1A certificates are outstanding, the
               Loan Group 1 Principal Distribution Amount or the Loan Group 2
               Principal Distribution Amount, as applicable, based on which loan group includes the prepaid mortgage loan) for that distribution date.

          The discount rate applicable to any class of principal balance certificates or the class A-4FL REMIC II regular interest, as the case may be, with respect to any prepaid mortgage loan will be equal to the discount rate stated in the relevant loan documents, or if none is stated, will equal the yield, when compounded monthly, on the U.S. Treasury issue, primary issue, with a maturity date closest to the maturity date or anticipated repayment date, as applicable, for the prepaid mortgage loan. In the event that there are two or more U.S. Treasury issues--

          o    with the same coupon, the issue with the lowest yield will be selected; or

          o    with maturity dates equally close to the maturity date or
               anticipated repayment date, as applicable, for the prepaid mortgage loan, the issue with the earliest maturity date will be selected.

          The calculation of the discount rate with respect to certain mortgage loans may vary from the above description.

          Following any payment of prepayment consideration as described above, the trustee will pay any remaining portion of the prepayment consideration, net of workout fees and principal recovery fees payable from it, to the holders of the class X certificates.

          NOTWITHSTANDING THE FOREGOING, ALL PREPAYMENT PREMIUMS AND YIELD
MAINTENANCE CHARGES PAYABLE AS DESCRIBED ABOVE, WILL BE REDUCED, WITH RESPECT TO
SPECIALLY SERVICED MORTGAGE LOANS, BY AN AMOUNT EQUAL TO ADDITIONAL TRUST FUND
EXPENSES AND REALIZED LOSSES PREVIOUSLY ALLOCATED TO ANY CLASS OF CERTIFICATES.

                                      S-177

          For so long as the swap agreement relating to the class A-4FL certificates remains in effect and there is no continuing payment default thereunder on the part of the swap counterparty, prepayment consideration allocated to the class A-4FL REMIC II regular interest will be payable to the swap counterparty. However, if there is a continuing Swap Payment Default, or if the swap agreement is terminated and a replacement swap agreement is not obtained, then all prepayment consideration allocable to the class A-4FL REMIC
II regular interest will be payable to the holders of the class A-4FL certificates.

          Neither we nor the underwriters make any representation as to--

          o    the enforceability of the provision of any promissory note evidencing one of the mortgage loans or any other loan document requiring the payment of a prepayment premium or yield
               maintenance charge; or

          o    the collectability of any prepayment premium or yield maintenance charge.

          See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Voluntary Prepayment Provisions" and "--Other Prepayment
Provisions" in this prospectus supplement.

          Payments on the Class A-4FL Certificates. On each distribution date, for so long as the total principal balance of the class A-4FL certificates has not been reduced to zero, the trustee is required to apply amounts on deposit in the floating rate account (exclusive of any portion thereof that constitutes prepayment consideration, amounts deposited in error, amounts payable to the swap counterparty and/or interest and other investment earnings payable to the trustee), in the following order of priority:

          o    first, to make distributions of interest to the holders of the class A-4FL certificates, up to an amount equal to the Class
               A-4FL Interest Distribution Amount for the subject distribution date;

          o    second, to make distributions of principal to the holders of the class A-4FL certificates, up to the Class A-4FL Principal
               Distribution Amount for the subject distribution date, until the total principal balance of that class is reduced to zero; and

          o    third, to reimburse the holders of the class A-4FL certificates for all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under "--Reductions to Certificate Principal
               Balances in Connection with Realized Losses and Additional Trust
               Fund Expenses" below.

          For so long as the swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the
"Class A-4FL Interest Distribution Amount" with respect to any distribution date will generally be equal to: (a) all interest accrued during the related interest accrual period at the applicable pass-through rate for the class A-4FL certificates on the total principal balance of such class, reduced (to not less than zero) by (b) the excess, if any, of (i) 1/12th of the product of (A) ___%
and (B) the total principal balance of the class A-4FL certificates immediately prior to the subject distribution date, over (ii) the lesser of (A) 1/12th of the product of (1) the Weighted Average Net Mortgage Rate for the subject distribution date, multiplied by (2) the total principal balance of the class
A-4FL REMIC II regular interest immediately prior to the subject distribution date and (B) the amount of interest distributions with respect to the class
A-4FL REMIC II regular interest pursuant to the priority of distributions on that distribution date; and increased by (c) to the extent not otherwise payable to the swap counterparty, the amount, if any, by which (i) interest distributions with respect to the class A-4FL REMIC II regular interest pursuant to the priority of distributions on that distribution date exceeds (ii) 1/12th of the product of (A) ____%, multiplied by (B) the notional amount of the swap agreement for that distribution date. All or a portion of the amount described in clause (c) of the prior sentence with respect to any distribution date may be payable to the swap counterparty if, with respect to any prior distribution date, the

                                     S-178

amount of the reduction described in clause (b) of the prior sentence exceeded the maximum amount payable by the swap counterparty with respect to that prior distribution date without regard to any such reduction. Notwithstanding the foregoing, if there is a continuing Swap Payment Default, or if the swap agreement is terminated and a replacement swap agreement is not obtained, then the "Class A-4FL Interest Distribution Amount" with respect to any distribution date will be the amount of interest distributions with respect to the class
A-4FL REMIC II regular interest on such distribution date pursuant to the priority of distributions.

          With respect to any distribution date, the "Class A-4FL Principal
Distribution Amount" will be an amount equal to the amount of principal allocated to the class A-4FL REMIC II regular interest pursuant to the priority of distributions on such distribution date.

          For so long as the swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, all prepayment consideration allocable to the class A-4FL REMIC II regular interest will be payable to the swap counterparty. However, if there is a continuing Swap
Payment Default, or if the swap agreement is terminated and a replacement swap agreement is not obtained, then all prepayment consideration allocable to the class A-4FL REMIC II regular interest will be payable to the holders of the class A-4FL certificates.

          See "--Payments--Priority of Payments" and "Description of the Swap
Agreement" in this prospectus supplement.

          Payments of Additional Interest. On each distribution date, any
Additional Interest collected on the ARD Loans during the related collection period will be distributed to the holders of the class Z certificates.

          Treatment of REO Properties. Notwithstanding that any mortgaged real property may be acquired as part of the trust assets through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

          o    payments on the certificates (exclusive of the class A-4FL certificates) and/or the class A-4FL REMIC II regular interest;

          o    allocations of Realized Losses and Additional Trust Fund Expenses
               to the certificates (exclusive of the class A-4FL certificates)
               and/or the class A-4FL REMIC II regular interest; and

          o    the amount of all fees payable to the master servicer, the special servicer, the trustee and the fiscal agent under the pooling and servicing agreement.

          In connection with the foregoing, that mortgage loan deemed to remain outstanding will be taken into account when determining the Weighted Average Net
Mortgage Rate and the Principal Distribution Amount for each distribution date.

          Operating revenues and other proceeds derived from an REO Property administered under the pooling and servicing agreement will be applied--

          o    first, to pay or reimburse the master servicer, the special servicer, the trustee and/or the fiscal agent for the payment of some of the costs and expenses incurred in connection with the operation and disposition of the REO Property; and

          o    second, as collections of principal, interest and other amounts due on the related mortgage loan.

          To the extent described under "--Advances of Delinquent Monthly Debt
Service Payments and Reimbursement of Advances" below, the master servicer, the trustee and the fiscal agent will be required to advance delinquent monthly debt service payments with respect to each mortgage loan as to which the

                                     S-179

corresponding mortgaged real property has become an REO Property, in all cases as if the mortgage loan had remained outstanding.

REDUCTIONS TO CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES
AND ADDITIONAL TRUST FUND EXPENSES

          As a result of Realized Losses and Additional Trust Fund Expenses, the
total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may decline below the total principal balance of the principal balance certificates (exclusive of the class A-4FL certificates)
and the class A-4FL REMIC II regular interest.

          On each distribution date, following the payments to be made to the certificateholders (exclusive of the class A-4FL certificates) and with respect to the class A-4FL REMIC II regular interest on that distribution date, the trustee will be required to allocate to the respective classes of the principal balance certificates (exclusive of the class A-4FL certificates) and the class
A-4FL REMIC II regular interest, sequentially in the order described in the following table and, in each case, up to the total principal balance of the subject class, the aggregate of all Realized Losses and Additional Trust Fund
Expenses that were incurred at any time following the cut-off date through the end of the related collection period and were not previously allocated on any prior distribution date, but only to the extent that the total principal balance of the principal balance certificates following all payments made to certificateholders (exclusive of the class A-4FL certificates) and the class
A-4FL REMIC II regular interest on that distribution date exceeds the total
Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool that will be outstanding immediately following that distribution date.

ORDER OF ALLOCATION                CLASS
-------------------   --------------------------------
         1                           Q
         2                           P
         3                           N
         4                           M
         5                           L
         6                           K
         7                           J
         8                           H
         9                           G
        10                           F
        11                           E
        12                           D
        13                           C
        14                           B
        15                           AJ
        16                           AM
        17            A-1, A-1D, A-2, A-3, A-4, A-4FL,
                            A-SB, A-5 and A-1A*

----------
*Pro rata and pari passu based on the respective total principal balances thereof.

          The reference in the foregoing table to "A-4FL" means the class A-4FL
REMIC II regular interest. However, any reduction in the total principal balance of the class A-4FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class A-4FL certificates.

                                     S-180

          All Realized Losses and Additional Trust Fund Expenses, if any,
allocated to a class of principal balance certificates (exclusive of the class
A-4FL certificates) and the class A-4FL REMIC II regular interest will be made by reducing the total principal balance of such class by the amount so allocated.

          In no event will the total principal balance of the class A-4FL REMIC
II regular interest or any class of principal balance certificates identified in the foregoing table be reduced until the total principal balance of all other classes of principal balance certificates listed above it in the table have been reduced to zero.

          A Realized Loss can result from the liquidation of a defaulted mortgage loan or any related REO Property for less than the full amount due thereunder. In addition, if any portion of the debt due under any of the mortgage loans is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the master servicer or the special servicer or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven, other than Penalty Interest and
Additional Interest, also will be treated as a Realized Loss. Furthermore, any
Nonrecoverable Advance reimbursed from principal collections will constitute a
Realized Loss.

          Some examples of Additional Trust Fund Expenses are:

          o    any special servicing fees, workout fees and principal recovery fees paid to the special servicer; which fees are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

          o    any interest paid to the master servicer, the special servicer, the trustee and/or the fiscal agent with respect to unreimbursed
               Advances, which interest payment is not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

          o    any amounts payable to the special servicer in connection with inspections of mortgaged real properties, which amounts are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

          o    the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the mortgage loans and the administration of the other trust assets;

          o    any unanticipated, non-mortgage loan specific expenses of the trust, including--

               1.   any reimbursements and indemnifications to the trustee
                    and/or various related persons described under "Description of the Governing Documents--Matters Regarding the Trustee"
                    in the accompanying prospectus and any similar
                    reimbursements and indemnifications to the fiscal agent
                    and/or various related persons;

               2.   any reimbursements and indemnification to the master
                    servicer, the special servicer, us and/or various related
                    persons described under "Description of the Governing
                    Documents--Matters Regarding the Master Servicer, the
                    Special Servicer, the Manager and Us" in the accompanying
                    prospectus; and

               3.   any federal, state and local taxes, and tax-related
                    expenses, payable out of the trust assets, as described
                    under "Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Certificates--Prohibited Transactions Tax
                    and Other Taxes" in the accompanying prospectus; and

          o    any amount (other than normal monthly payments) specifically payable or reimbursable to the holder of a Non-Trust Loan by the trust, in its capacity as holder of the related mortgage loan in the trust that is part of the related Loan Combination, pursuant to the related Loan Combination Intercreditor Agreement; and

                                     S-181

          o    any amounts expended on behalf of the trust to remediate an adverse environmental condition at any mortgaged real property securing a defaulted mortgage loan as described under "Servicing of the Mortgage Loans--Realization Upon Defaulted Mortgage Loans"
               in this prospectus supplement.

          From time to time, the Principal Distribution Amount may include items that represent a recovery of Nonrecoverable Advances (or interest thereon) that were previously reimbursed out of the principal portion of general collections on the mortgage pool. In such circumstances, it is possible that the total
Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may exceed the total principal balance of the principal balance certificates. If and to the extent that any such excess exists as a result of the inclusion of such items in the Principal Distribution Amount
(and, accordingly, the distribution of such items as principal with respect to the principal balance certificates), the total principal balances of one or more classes that had previously been reduced as described above in this
"--Reductions to Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" section may be increased (in each case, up to the amount of any such prior reduction). Any such increase would be made among the respective classes of principal balance certificates in reverse order that such reductions had been made (i.e., such increases would be made in descending order of seniority); provided that such increases may not result in the total principal balance of the principal balance certificates being in excess of the total Stated Principal Balance of, together with any Unliquidated
Advances with respect to, the mortgage pool. Any such increases will also be accompanied by a reinstatement of the past due interest that would otherwise have accrued if the reinstated principal amounts had never been written off.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS AND REIMBURSEMENT
OF ADVANCES

          The master servicer will be required to make, for each distribution date, a total amount of P&I advances generally equal to all monthly debt service payments (other than balloon payments), and assumed monthly debt service payments (including with respect to balloon mortgage loans and mortgage loans as to which the related mortgaged real properties have become REO Properties), in each case net of related master servicing fees, that:

          o    were due or deemed due, as the case may be, with respect to the mortgage loans during the related collection period; and

          o    were not paid by or on behalf of the respective borrowers or otherwise collected as of the close of business on the related determination date.

          The master servicer will not make P&I advances prior to the related
P&I advance date, which is the business day immediately preceding each distribution date. Notwithstanding the foregoing, if it is determined that an
Appraisal Reduction Amount exists with respect to any mortgage loan, then the master servicer will reduce the interest portion, but not the principal portion, of each P&I advance that it must make with respect to that mortgage loan during the period that the Appraisal Reduction Amount exists. The interest portion of any P&I advance required to be made with respect to any mortgage loan as to which there exists an Appraisal Reduction Amount, will equal the product of--

          o    the amount of the interest portion of the P&I advance for that mortgage loan for the related distribution date without regard to this or the prior sentence; and

          o    a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of that mortgage loan immediately prior to the related distribution date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of that
               mortgage loan immediately prior to the related distribution date.

                                     S-182

          In the case of the Glendale Galleria Trust Mortgage Loan, any reduction in the interest portion of P&I advances to be made with respect to that mortgage loan, as contemplated by the prior paragraph, will be based on that portion of any Appraisal Reduction Amount with respect to the Glendale
Galleria Loan Combination that is allocable to the Glendale Galleria Trust
Mortgage Loan. The Glendale Galleria Loan Combination will be treated as single mortgage loan for purposes of calculating an Appraisal Reduction Amount. Any
Appraisal Reduction Amount with respect to the Glendale Galleria Loan
Combination will be allocated first to the Glendale Galleria Subordinate
Non-Trust Loans, in each case, up to the outstanding principal balance thereof, and then to the Glendale Galleria Trust Mortgage Loan and the Glendale Galleria
Pari Passu Non-Trust Loan on a pari passu basis.

          With respect to any distribution date, the master servicer will be required to make P&I advances either out of its own funds or, subject to the replacement as and to the extent provided in the pooling and servicing agreement, funds held in the master servicer's collection account that are not required to be paid on the certificates (exclusive of the class A-4FL certificates) or with respect to the class A-4FL REMIC II regular interest on that distribution date (or a combination of both methods).

          The trustee or the fiscal agent will be required to make any P&I advance that the master servicer fails to make with respect to a mortgage loan.
See "--The Trustee" below.

          The master servicer, the trustee and the fiscal agent will each be entitled to recover any P&I advance made by it, out of its own funds, from collections on the mortgage loan as to which the Advance was made out of late collections, liquidation proceeds or insurance and condemnation proceeds. None of the master servicer, the trustee or the fiscal agent will be obligated to make any P&I advance that, in its judgment or in the judgment of the special servicer, would not ultimately be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan. In addition, the special servicer may also determine that any P&I advance made or proposed to be made by the master servicer, the trustee or the fiscal agent is not recoverable, together with interest accrued on that Advance, from proceeds of the related mortgage loan, and the master servicer, the trustee and the fiscal agent will be required to act in accordance with such determination. If the master servicer, the trustee or the fiscal agent makes any P&I advance that it or the special servicer subsequently determines, in its judgment, will not be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, it may obtain reimbursement for that Advance together with interest accrued on the Advance as described in the next paragraph, out of general collections on the mortgage loans and any REO Properties on deposit in the master servicer's collection account from time to time subject to the limitations and requirements described below. See also "Description of The
Certificates--Advances" in the accompanying prospectus and "Servicing of the
Mortgage Loans--Collection Account" in this prospectus supplement.

          The master servicer, the trustee and the fiscal agent will each be entitled to receive interest on P&I advances made thereby out of its own funds;
provided, however, that no interest will accrue on any P&I advance made with respect to a mortgage loan if the related monthly debt service payment is received on its due date or prior to the expiration of any applicable grace period. That interest will accrue on the amount of each P&I advance, for so long as that Advance is outstanding, at an annual rate equal to the prime rate as published in the "Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any P&I advance will be payable in the collection period in which that Advance is reimbursed--

          o    first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

          o    second, if and to the extent that the Penalty Interest and late charges referred to in clause first are insufficient to cover the advance interest, out of any amounts then on deposit in the master

                                     S-183

               servicer's collection account subject to the limitations for reimbursement of the P&I advances described below.

          A monthly debt service payment will be assumed to be due with respect to:

          o    each balloon mortgage loan that is delinquent in respect of its balloon payment on its stated maturity date, provided that such mortgage loan has not been paid in full and no other liquidation event has occurred in respect thereof before such maturity date;
               and

          o    each mortgage loan as to which the corresponding mortgaged real property has become an REO Property.

          The assumed monthly debt service payment deemed due on any mortgage loan described in the first bullet of the prior paragraph that is delinquent as to its balloon payment, will equal, for its stated maturity date and for each successive due date that it remains outstanding and part of the trust, the monthly debt service payment that would have been due on the mortgage loan on the relevant date if the related balloon payment had not come due and the mortgage loan had, instead, continued to amortize and accrue interest according to its terms in effect prior to that stated maturity date. The assumed monthly debt service payment deemed due on any mortgage loan described in the second bullet of the prior paragraph sentence as to which the related mortgaged real property has become an REO Property, will equal, for each due date that the REO
Property remains part of the trust, the monthly debt service payment or, in the case of a mortgage loan delinquent with respect to its balloon payment, the assumed monthly debt service payment that would have been due or deemed due on that mortgage loan had it remained outstanding. Assumed monthly debt service payments for ARD Loans do not include Additional Interest.

          Upon a determination that a previously made Advance, whether it be a servicing advance or P&I advance, is not recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, will have the right to be reimbursed for such Advance and interest accrued on such Advance from amounts on deposit in the collection account that constitute principal collections received on all of the mortgage loans in the mortgage pool during the related collection period; provided, however, that if amounts of principal on deposit in the collection account are not sufficient to fully reimburse such party, the party entitled to the reimbursement may elect at its sole option to be reimbursed at that time from general collections in the collection account or to defer the portion of the reimbursement of that Advance equal to the amount in excess of the principal on deposit in the collection account, in which case interest will continue to accrue on the portion of the
Advance that remains outstanding. In either case, the reimbursement will be made first from principal received on the mortgage pool during the collection period in which the reimbursement is made, prior to reimbursement from other collections received during that collection period. In that regard, in the case of reimbursements from principal, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any Workout-Delayed Reimbursement Amount (which includes interest on the subject Advance) will be reimbursable (together with advance interest thereon) to the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, in full, only from amounts on deposit in the collection account that constitute principal received on all of the mortgage loans in the mortgage pool during the related collection period (net of amounts necessary to reimburse for Nonrecoverable Advances and pay interest thereon)
and, to the extent that the principal collections during that collection period are not sufficient to reimburse such Workout-Delayed Reimbursement Amount, will be reimbursable (with interest continuing to accrue thereon) from collections of principal on the mortgage loans during subsequent collection periods. In that regard, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any reimbursement for

                                     S-184

Nonrecoverable Advances and interest on Nonrecoverable Advances should result in a Realized Loss which will be allocated in accordance with the loss allocation rules described under "--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" above. The fact that a decision to recover such Nonrecoverable Advances over time, or not to do so, benefits some classes of certificateholders to the detriment of other classes will not, with respect to the master servicer, constitute a violation of the Servicing Standard or any contractual duty under the pooling and servicing agreement and/or, with respect to the trustee or the fiscal agent, constitute a violation of any fiduciary duty to certificateholders or contractual duty under the pooling and servicing agreement.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

          Trustee Reports. Based solely on information provided in monthly reports prepared by the master servicer and the special servicer and delivered to the trustee, the trustee will be required to prepare and make available electronically via its website at www.etrustee.net or, upon written request, provide by first class mail, on each distribution date to each registered holder of a certificate, a trustee report substantially in the form of, and containing the information set forth in, Annex D to this prospectus supplement. The trustee's reporting statement will detail the distributions on the certificates on that distribution date and the performance, both in total and individually to the extent available, of the mortgage loans and the related mortgaged real properties. Recipients will be deemed to have agreed to keep the subject information confidential to the extent such information is not publicly available.

          The special servicer is required to deliver to the master servicer monthly, beginning in January 2006, a CMSA special servicer loan file that contains the information called for in, or that will enable the master servicer to produce, the CMSA reports required to be delivered by the master servicer to the trustee as described below, in each case with respect to all specially serviced mortgage loans and the REO Properties.

          The master servicer is required to deliver to the trustee monthly, beginning in January 2006, the CMSA loan periodic update file with respect to the subject distribution date.

          Monthly, beginning in March 2006, the master servicer must deliver to the trustee a copy of each of the following reports relating to the mortgage loans and, if applicable, any REO Properties:

          o    a CMSA comparative financial status report;

          o    a CMSA delinquent loan status report;

          o    a CMSA historical loan modification and corrected mortgage loan report;

          o    a CMSA historical liquidation report;

          o    a CMSA REO status report;

          o    a CMSA loan level reserve/LOC report;

          o    a CMSA advance recovery report;

          o    a CMSA servicer watchlist;

          o    a CMSA property file;

          o    a CMSA loan set-up file; and

          o    a CMSA financial file.

                                     S-185

These reports will provide required information as of the related determination date and will be in an electronic format reasonably acceptable to both the trustee and the master servicer.

          In addition, the master servicer will be required to deliver to the controlling class representative and upon request, the trustee, the following reports required to be prepared and maintained by the master servicer and/or the special servicer:

          o    with respect to any mortgaged real property or REO Property, a
               CMSA operating statement analysis report; and

          o    with respect to any mortgaged real property or REO Property, a
               CMSA NOI adjustment worksheet.

          Absent manifest error of which it has actual knowledge, neither the master servicer nor the special servicer will be responsible for the accuracy or completeness of any information supplied to it by a borrower or a third party that is included in reports or other information provided by or on behalf of the master servicer or the special servicer, as the case may be. None of the trustee, the master servicer and the special servicer will make any representations or warranties as to the accuracy or completeness of, and the trustee, the master servicer and the special servicer will disclaim responsibility for, any information made available by the trustee, the master servicer or the special servicer, as the case may be, for which it is not the original source.

          The reports identified in the preceding paragraphs as CMSA reports will be in the forms prescribed in the standard Commercial Mortgage Securities
Association investor reporting package or otherwise approved by the Commercial
Mortgage Securities Association. Current forms of these reports are available at the Commercial Mortgage Securities Association's internet website, located at
www.cmbs.org.

          Information Available From Trustee. The trustee will, and the master servicer may, but is not required to, make available each month via its internet website to any interested party (i) the trustee report, (ii) the pooling and servicing agreement and (iii) this prospectus supplement and the accompanying prospectus, on their respective internet websites. In addition, the trustee will make available each month, on each distribution date, the Unrestricted Servicer
Reports, the CMSA loan periodic update file, the CMSA loan setup file, the CMSA bond level file, and the CMSA collateral summary file to any interested party on its internet website. The trustee will also make available each month, to the extent received, on each distribution date, (i) the Restricted Servicer Reports and (ii) the CMSA property file, to any holder of a certificate, any certificate owner or any prospective transferee of a certificate or interest therein that provides the trustee with certain required certifications, via the trustee's internet website initially located at www.etrustee.net with the use of a password (or other comparable restricted access mechanism) provided by the trustee. Assistance with the trustee's website can be obtained by calling its
CMBS customer service number: (312) 904-7989.

          The trustee will make no representations or warranties as to the accuracy or completeness of, and may disclaim responsibility for, any information made available by the trustee for which it is not the original source.

          The trustee and the master servicer may require registration and the acceptance of a disclaimer in connection with providing access to its internet website. The trustee and the master servicer will not be liable for the dissemination of information made in accordance with the pooling and servicing agreement.

          Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may obtain direct access to the monthly reports of the trustee as if you were a certificateholder, provided that you deliver a written certification to the trustee confirming your beneficial ownership in the offered certificates. Otherwise, until definitive certificates are issued with respect to your offered certificates, the information contained in those monthly reports will be available to you only to the extent that it is made available through

                                     S-186

DTC and the DTC participants or is available on the trustee's internet website.
Conveyance of notices and other communications by DTC to the DTC participants, and by the DTC participants to beneficial owners of the offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. We, the master servicer, the special servicer, the trustee, the fiscal agent and the certificate registrar are required to recognize as certificateholders only those persons in whose names the certificates are registered on the books and records of the certificate registrar.

          Other Information. The pooling and servicing agreement will obligate the master servicer (with respect to the items listed in clauses 1, 2, 3, 4, 5,
6, 8 and 9 below, to the extent those items are in its possession), the special servicer (with respect to the items in clauses 4, 5, 6, 7, 8 and 9 below, to the extent those items are in its possession) and the trustee (with respect to the items in clauses 1 through 9 below, to the extent those items are in its possession) to make available at their respective offices, during normal business hours, upon 10 days' advance written notice, for review by any holder or beneficial owner of an offered certificate or any person identified to the trustee as a prospective transferee of an offered certificate or any interest in that offered certificate, originals or copies of, among other things, the following items:

          1.   the pooling and servicing agreement, including exhibits, and any amendments to the pooling and servicing agreement;

          2.   all trustee reports and monthly reports of the master servicer delivered, or otherwise electronically made available, to
               certificateholders since the date of initial issuance of the offered certificates;

          3.   all officer's certificates delivered to the trustee by the master servicer and/or the special servicer since the date of initial issuance of the certificates, as described under "Servicing of the Mortgage Loans--Evidence as to Compliance" in this prospectus supplement;

          4.   all accountants' reports delivered to the trustee with respect to the master servicer and/or the special servicer since the date of initial issuance of the offered certificates, as described under
               "Servicing of the Mortgage Loans--Evidence as to Compliance" in
               this prospectus supplement;

          5.   the most recent inspection report with respect to each mortgaged real property for a mortgage loan prepared by or on behalf of the master servicer and delivered to the trustee as described under
               "Servicing of the Mortgage Loans--Inspections; Collection of
               Operating Information" in this prospectus supplement and any environmental assessment prepared as described under "Realization
               Upon Defaulted Mortgage Loans--Foreclosure and Similar
               Proceedings" in this prospectus supplement;

          6.   the most recent annual operating statement and rent roll for each mortgaged real property for a mortgage loan and financial
               statements of the related borrower collected by or on behalf of the master servicer as described under "Servicing of the Mortgage
               Loans--Inspections; Collection of Operating Information" in this prospectus supplement;

          7.   all modifications, waivers and amendments of the mortgage loans that are to be added to the mortgage files from time to time and any asset status report prepared by the special servicer;

          8.   the servicing file relating to each mortgage loan; and

          9.   any and all officer's certificates and other evidence delivered by the master servicer or the special servicer, as the case may be, to support its determination that any advance was, or if made, would be, a nonrecoverable advance.

                                     S-187

          Copies of the foregoing items will be available from the trustee, the master servicer or the special servicer, as applicable, upon request. However, the trustee, the master servicer and the special servicer, as applicable, will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing the copies.

          In connection with providing access to or copies of the items described above, the trustee, the master servicer or the special servicer, as applicable, may require:

          o    in the case of a registered holder of an offered certificate or a beneficial owner of an offered certificate held in book-entry form, a written confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, the master servicer or the special servicer, as applicable, generally to the effect that the person or entity is a beneficial owner of offered certificates and will keep the information confidential;
               and

          o    in the case of a prospective purchaser of an offered certificate or any interest in that offered certificate, confirmation
               executed by the requesting person or entity, in a form reasonably acceptable to the trustee, the master servicer or the special servicer, as applicable, generally to the effect that the person or entity is a prospective purchaser of offered certificates or an interest in offered certificates, is requesting the
               information for use in evaluating a possible investment in the offered certificates and will otherwise keep the information confidential.

          The certifications referred to in the prior paragraph may include an indemnity from the certifying party for a breach. Registered holders of the offered certificates will be deemed to have agreed to keep the information described above confidential by the acceptance of their certificates.

VOTING RIGHTS

          At all times during the term of the pooling and servicing agreement,
100% of the voting rights for the certificates will be allocated among the respective classes of certificates as follows:

          o    2% in the aggregate in the case of the class X certificates, and

          o    in the case of any class of principal balance certificates, a percentage equal to the product of 98% and a fraction, the numerator of which is equal to the then total principal balance of such class of principal balance certificates and the
               denominator of which is equal to the then total principal balance of all the principal balance certificates.

          The holders of the class R-I, R-II or Z certificates will not be entitled to any voting rights. Voting rights allocated to a class of certificates will be allocated among the related certificateholders in proportion to the percentage interests in such class evidenced by their respective certificates. See "Description of the Certificates--Voting Rights" in
the accompanying prospectus.

TERMINATION

          The obligations created by the pooling and servicing agreement will terminate following the earliest of--

          o    the final payment or advance on, or other liquidation of, the last mortgage loan or related REO Property remaining in the trust; and

          o    the purchase of all of the mortgage loans and REO Properties remaining in the trust by the holder (or, if applicable, the beneficial owner) of certificates with the largest percentage of voting rights allocated to the controlling class (such holder
               (or, if applicable, beneficial owner) referred to as the
               plurality controlling class certificateholder), the master servicer or the special servicer, in that

                                     S-188

               order of preference, after the Stated Principal Balance of the mortgage pool has been reduced to less than 1.0% of the initial mortgage pool balance.

          Written notice of termination of the pooling and servicing agreement will be given to each certificateholder. The final payment with respect to each certificate will be made only upon surrender and cancellation of that certificate at the office of the certificate registrar or at any other location specified in the notice of termination.

          Any purchase by the master servicer, the special servicer or the plurality controlling class certificateholder of all the mortgage loans and REO
Properties remaining in the trust is required to be made at a price equal to:

          o    the sum of--

               1.   the then total principal balance of all the mortgage loans then included in the trust (excluding any mortgage loans as to which the related mortgaged real properties have become
                    REO Properties), together with interest thereon plus any
                    accrued and unpaid interest on P&I advances made with
                    respect to such mortgage loans, unreimbursed servicing
                    advances for those mortgage loans plus any accrued and
                    unpaid interest on such servicing advances, any reasonable costs and expenses incurred in connection with any such
                    purchase and any other Additional Trust Fund Expenses
                    (including any Additional Trust Fund Expenses previously
                    reimbursed or paid by the trust fund but not so reimbursed by the related borrower or from insurance proceeds or
                    condemnation proceeds); and

               2.   the appraised value of all REO Properties then included in the trust, as determined by an appraiser mutually agreed
                    upon by the master servicer, the special servicer and the
                    trustee, minus

          o    solely in the case of a purchase by the master servicer, the total of all amounts payable or reimbursable to the master servicer under the pooling and servicing agreement.

          The purchase will result in early retirement of the outstanding certificates. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the certificateholders, will constitute part of the Available Distribution Amount for the final distribution date.

          In addition, if, following the date on which the total principal balances of the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5, A-1A, AM, AJ,
B, C and D certificates are reduced to zero, all of the remaining certificates,
(but excluding the class Z, R-I and R-II certificates), are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates
(other than the class Z, R-I and R-II certificates) for all the mortgage loans and REO Properties remaining in the trust fund at the time of exchange.

THE TRUSTEE

          LaSalle Bank National Association, a national banking association, will act as trustee on behalf of the certificateholders. As of the date of initial issuance of the offered certificates, the office of the trustee primarily responsible for administration of the trust assets, its corporate trust office, is located at 135 South LaSalle Street, Suite 1625, Chicago,
Illinois 60603, Attention: Global Securities and Trust Services Group--Merrill
Lynch Mortgage Trust Series 2005-CKI1.

                                     S-189

          The trustee is at all times required to be a corporation, bank, trust company or association organized and doing business under the laws of the U.S.
or any State of the U.S. or the District of Columbia. In addition, the trustee must at all times--

          o    be authorized under those laws to exercise trust powers;

          o    with limited exception, have a combined capital and surplus of at least $100,000,000; and

          o    be subject to supervision or examination by a federal or state banking authority.

          If the corporation, bank, trust company or association publishes reports of condition at least annually, in accordance with law or the requirements of the supervising or examining authority, then the combined capital and surplus of the corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

          We, the master servicer, the special servicer and our and their respective affiliates, may from time to time enter into normal banking and trustee relationships with the trustee and its affiliates. The trustee and any of its respective affiliates may hold certificates in their own names. In addition, for purposes of meeting the legal requirements of some local jurisdictions, the master servicer and the trustee acting jointly will have the power to appoint a co-trustee or separate trustee of all or any part of the trust assets. All rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and the separate trustee or co-trustee jointly, or in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee who shall exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee.

          The trustee will be entitled to a monthly fee for its services, which fee will be calculated on the same interest accrual basis as the mortgage loans, which will be either a 30/360 basis or on an Actual/360 Basis, at 0.0006% per annum on the Stated Principal Balance outstanding from time to time of each mortgage loan. The trustee fee is payable out of general collections on the mortgage loans and any REO Properties in the trust.

          See also "Description of the Governing Documents--The Trustee",
"--Duties of the Trustee", "--Matters Regarding the Trustee" and "--Resignation
and Removal of the Trustee" in the accompanying prospectus.

THE FISCAL AGENT

          ABN AMRO Bank N.V., a banking corporation organized under the laws of the Netherlands, will act as fiscal agent pursuant to the pooling and servicing agreement. The fiscal agent's office is located at 135 South LaSalle Street,
Suite 1625, Chicago, Illinois 60603, Attention: Global Securities and Trust
Services Group -Merrill Lynch Mortgage Trust, Series 2005-CKI1. The fiscal agent will be deemed to have been removed in the event of the resignation or removal of the trustee.

          The fiscal agent will make no representation as to the validity or sufficiency of the pooling and servicing agreement, the certificates, the mortgage loans, this prospectus supplement (except for the information in the immediately preceding paragraph) or related documents. The duties and obligations of the fiscal agent consist only of making advances as described in this prospectus supplement; the fiscal agent will not be liable except for the performance of such duties and obligations.

          In the event that the master servicer and the trustee fail to make a required advance, the fiscal agent will be required to make such advance, provided that the fiscal agent will not be obligated to make any advance that it deems to be a Nonrecoverable Advance. The fiscal agent will be entitled to rely conclusively on any determination by the master servicer or the trustee, as applicable, that an advance, if made, would not be

                                     S-190

recoverable. The fiscal agent will be entitled to reimbursement for each advance made by it in the same manner and to the same extent as the trustee and the master servicer.

          The duties and obligations of the fiscal agent will consist only of making advances as described above. The fiscal agent will not be liable except for the performance of such duties and obligations. The fiscal agent will be entitled to the same protections, immunities and indemnities as are afforded to the trustee.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

          General. The yield on any offered certificate will depend on:

          o    the price at which the certificate is purchased by an investor;
               and

          o    the rate, timing and amount of payments on the certificate.

          The rate, timing and amount of payments on any offered certificate will in turn depend on, among other things:

          o    the pass-through rate for the certificate;

          o    the rate and timing of principal payments, including principal prepayments, and other principal collections on the mortgage loans and the extent to which those amounts are to be applied or otherwise result in reduction of the principal balance of the certificate;

          o    the rate, timing and severity of Realized Losses and Additional
               Trust Fund Expenses and the extent to which those losses and expenses result in the reduction of the principal balance of the certificate; and

          o    the timing and severity of any Net Aggregate Prepayment Interest
               Shortfalls and the extent to which those shortfalls result in the reduction of the interest payments on the certificate.

          o    in the case of the class A-4FL certificates only, whether the pass-through rate on the class A-4FL REMIC II regular interest is limited by the Weighted Average Net Mortgage Rate.

          Pass-Through Rates. The pass-through rates for the class ___, ___ and
___ certificates are, in the case of each of these classes, equal to, based on or limited by the Weighted Average Net Mortgage Rate. As a result, the respective pass-through rates (and, accordingly, the respective yields to maturity) on the class___, ___ and ___ certificates could be adversely affected if mortgage loans with relatively high Net Mortgage Rates experienced a faster rate of principal payments than mortgage loans with relatively low Net Mortgage
Rates. This means that the respective yields to maturity on the class ___, ___
and ___ certificates could be sensitive to changes in the relative composition of the mortgage pool as a result of scheduled amortization, voluntary prepayments and liquidations of mortgage loans following default. The pass-through rate on the class A-4FL REMIC II regular interest will also be sensitive to changes in the relative composition of the mortgage pool.

          For so long as the swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate on the class A-4FL certificates will be based on LIBOR, and therefore the yield on the class A-4FL certificates will be highly sensitive to changes in the level of LIBOR. The yield to investors in the class A-4FL certificates will be highly sensitive to changes in the level of LIBOR. If you purchase a class A-4FL certificate, you should consider the risk that lower than anticipated levels of LIBOR could result in actual yields that are lower than you anticipate.

                                     S-191

          Because interest payments on the class A-4FL certificates may be reduced or the pass-through rate may convert to a fixed rate, subject to a maximum pass-through rate equal to the Weighted Average Net Mortgage Rate, in connection with certain events discussed in this prospectus supplement, the yield to investors in the class A-4FL certificates under such circumstances may not be as high as that offered by other LIBOR-based investments that are not subject to such interest rate restrictions.

          See "Description of the Offered Certificates--Payments--Calculation of
Pass-Through Rates" and "Description of the Mortgage Pool" in this prospectus supplement and "--Rate and Timing of Principal Payments" below.

          Rate and Timing of Principal Payments. The yield to maturity on any offered certificates purchased at a discount or a premium will be affected by, the frequency and timing of principal payments made in reduction of the total principal balances or notional amounts of the certificates. In turn, the frequency and timing of principal payments that are paid or otherwise result in reduction of the total principal balance or notional amount, as the case may be, of any offered certificate will be directly related to the frequency and timing of principal payments on or with respect to the mortgage loans (or, in some cases, a particular group of mortgage loans). Finally, the rate and timing of principal payments on or with respect to the mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged real properties, or purchases or other removals of mortgage loans from the trust.

          Prepayments and other early liquidations of the mortgage loans will result in payments on the certificates of amounts that would otherwise be paid over the remaining terms of the mortgage loans. This will tend to shorten the weighted average lives of some or all of the offered certificates. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans and, accordingly, on the certificates, while workouts are negotiated or foreclosures are completed. These delays will tend to lengthen the weighted average lives of some or all of the offered certificates. See "Servicing of the Mortgage
Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement. In addition, the ability of a borrower under an ARD Loan, to repay that loan on the related anticipated repayment date will generally depend on its ability to either refinance the mortgage loan or sell the corresponding mortgaged real property. Also, a borrower may have little incentive to repay its mortgage loan on the related anticipated repayment date if then prevailing interest rates are relatively high. Accordingly, there can be no assurance that any ARD Loan will be paid in full on its anticipated repayment date. Failure of a borrower under an ARD Loan to repay that mortgage loan by or shortly after the related anticipated repayment date, for whatever reason, will tend to lengthen the weighted average lives of the offered certificates.

          The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans (and, in particular, with respect to the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and A-5 certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are in turn paid or otherwise result in a reduction of the principal balance or notional amount of the certificate. If you purchase your offered certificates at a discount from their total principal balance, your actual yield could be lower than your anticipated yield if the principal payments on the mortgage loans (and, in particular, with respect to the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and A-5 certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are slower than you anticipated. If you purchase any offered certificates at a premium relative to their total principal balance, you should consider the risk that a faster than anticipated rate of principal payments on the mortgage loans (and, in particular, with respect to the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and A-5 certificates, the mortgage loans in loan group 1, and with respect to the class A-1A

                                     S-192

certificates, the mortgage loans in loan group 2) could result in an actual yield to you that is lower than your anticipated yield.

          Because the rate of principal payments on or with respect to the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of real estate loans comparable to those in the mortgage pool.

          Even if they are available and payable on your offered certificates, prepayment premiums and yield maintenance charges may not be sufficient to offset fully any loss in yield on your offered certificates attributable to the related prepayments of the mortgage loans. Prepayment consideration payable on specially serviced mortgage loans will be applied to reimburse Realized Losses and Additional Trust Fund Expenses previously allocated to any class of certificates. See "Risk Factors--Risks Related to the Offered
Certificates--Yield Maintenance Charges or Defeasance Provisions May Not Fully
Protect Against Prepayment Risk" in this prospectus supplement.

          The yield on the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and A-5 certificates will be particularly sensitive to prepayments on mortgage loans in loan group 1, and the yield on the class A-1A certificates will be particularly sensitive to prepayments on mortgage loans in loan group 2.

          Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the mortgage loans (and, in particular, with respect to the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and A-5 certificates, on the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) may affect the amount of payments on your offered certificates, the yield to maturity of your offered certificates, the rate of principal payments on your offered certificates and the weighted average life of your offered certificates.

          Delinquencies on the mortgage loans, unless covered by P&I advances, may result in shortfalls in payments of interest and/or principal on your offered certificates for the current month. Although any shortfalls in payments of interest may be made up on future distribution dates, no interest would accrue on those shortfalls. Thus, any shortfalls in payments of interest would adversely affect the yield to maturity of your offered certificates.

          If--

          o    you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default and amount of losses on the mortgage loans that is lower than the default rate and amount of losses actually experienced; and

          o    the additional losses result in a reduction of the total payments on or the total principal balance of your offered certificates,

then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

          Reimbursement of Advances from general collections of principal on the mortgage pool may reduce distributions of the principal in respect of the offered certificates.

          The timing of any loss on a liquidated mortgage loan that results in a reduction of the total payments on or the total principal balance of your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations.
In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

                                     S-193

          Even if losses on the mortgage loans do not result in a reduction of the total payments on or the total principal balance of your offered certificates, the losses may still affect the timing of payments on, and the weighted average life and yield to maturity of, your offered certificates.

          Relevant Factors. The following factors, among others, will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the mortgage loans:

          o    prevailing interest rates;

          o    the terms of the mortgage loans, including provisions that require the payment of prepayment premiums and yield maintenance charges, provisions that impose prepayment lock-out periods and amortization terms that require balloon payments;

          o    the demographics and relative economic vitality of the areas in which the mortgaged real properties are located;

          o    the general supply and demand for commercial and multifamily rental space of the type available at the mortgaged real
               properties in the areas in which the mortgaged real properties are located;

          o    the quality of management of the mortgaged real properties;

          o    the servicing of the mortgage loans;

          o    possible changes in tax laws; and

          o    other opportunities for investment.

          See "Risk Factors--Risks Related to the Mortgage Loans", "Description
of the Mortgage Pool" and "Servicing of the Mortgage Loans" in this prospectus supplement and "Description of the Governing Documents" and "Yield and Maturity
Considerations--Yield and Prepayment Considerations" in the accompanying prospectus.

          The rate of prepayment on the mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance the mortgage loan. Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay the mortgage loan. Assuming prevailing market interest rates exceed the revised mortgage interest rate at which an ARD Loan accrues interest following its anticipated repayment date, the primary incentive for the related borrower to prepay the mortgage loan on or before its anticipated repayment date is to give the borrower access to excess cash flow, all of which, net of the minimum required debt service, approved property expenses and any required reserves, must be applied to pay down principal of the mortgage loan.
Accordingly, there can be no assurance that any ARD Loan will be prepaid on or before its anticipated repayment date or on any other date prior to maturity.

          Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell their mortgaged real properties in order to realize their equity in those properties, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged real properties prior to the exhaustion of tax depreciation benefits.

          A number of the borrowers are limited or general partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related mortgage loan.

                                     S-194

          We make no representation or warranty regarding:

          o    the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans (or any particular group of mortgage loans);

          o    the relative importance of those factors;

          o    the percentage of the total principal balance of the mortgage loans (or any particular group of mortgage loans) that will be prepaid or as to which a default will have occurred as of any particular date; or

          o    the overall rate of prepayment or default on the mortgage loans
               (or any particular group of mortgage loans).

          Unpaid Interest. If the portion of the Available Distribution Amount payable with respect to interest on any class of offered certificates on any distribution date is less than the total amount of interest then payable for the class, the shortfall will be payable to the holders of those certificates on subsequent distribution dates, subject to available funds on those subsequent distribution dates and the priority of payments described under "Description of the Offered Certificates--Payments--Priority of Payments" in this prospectus supplement. That shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of that class of offered certificates for so long as it is outstanding.

          Delay in Payments. Because monthly payments will not be made on the certificates until several days after the due dates for the mortgage loans during the related collection period, your effective yield will be lower than the yield that would otherwise be produced by your pass-through rate and purchase price, assuming that purchase price did not account for a delay.

CPR MODEL

          Prepayments on loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the constant prepayment rate, or "CPR", model, which represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-outstanding principal balance of a pool of loans for the life of those loans. The CPR model does not purport to be either a historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage pool. We do not make any representations about the appropriateness of the CPR model.

WEIGHTED AVERAGE LIVES

          The tables set forth below indicate the respective weighted average lives of the respective classes of the offered certificates and set forth the percentages of the respective initial total principal balances of those classes that would be outstanding after the distribution dates in each of the calendar months shown, subject, however, to the following discussion and the assumptions specified below.

          For purposes of this prospectus supplement, "weighted average life" of any offered certificate refers to the average amount of time that will elapse from the assumed date of settlement of that certificate, which is December 7,
2005, until each dollar of principal of the certificate will be repaid to the investor, based on the Modeling Assumptions. For purposes of this "Yield and
Maturity Considerations" section, the weighted average life of any offered certificate is determined by:

          o    multiplying the amount of each principal payment on the
               certificate by the number of years from the assumed settlement date to the related distribution date;

                                     S-195

          o    summing the results; and

          o    dividing the sum by the total amount of the reductions in the principal balance of the certificate.

          The weighted average life of any offered certificate will be influenced by, among other things, the rate at which principal of the mortgage loans is paid, which may be in the form of scheduled amortization, balloon payments, prepayments, liquidation proceeds, condemnation proceeds or insurance proceeds. The weighted average life of any offered certificate may also be affected to the extent that additional payments in reduction of the principal balance of that certificate occur as a result of the purchase or other removal of a mortgage loan from the trust or the optional termination of the trust. The purchase of a mortgage loan from the trust will have the same effect on payments to the holders of the privately offered certificates as if the mortgage loan had prepaid in full, except that no prepayment consideration is collectable with respect thereto.

          The tables set forth below have been prepared on the basis of the
Modeling Assumptions. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in calculating the tables set forth below. The tables set forth below are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under each assumed prepayment scenario. In particular, the tables were prepared on the basis of the assumption that there are no losses or defaults on the mortgage loans. Any difference between those assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment or loss experience, will affect the percentages of the respective initial total principal balances of the various classes of subject offered certificates outstanding over time and their respective weighted average lives.

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1 CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------------------------   ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................     90        90        90        90        90
December 12, 2007..................     77        77        77        77        77
December 12, 2008..................     61        61        61        61        61
December 12, 2009..................     13        13        13        13        13
December 12, 2010 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    3.0       3.0       3.0       3.0       2.9

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1D CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------------------------   ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%       100%
December 12, 2006..................     90        90        90        90         90
December 12, 2007..................     77        77        77        77         77
December 12, 2008..................     61        61        61        61         61
December 12, 2009..................     13        13        13        13         13
December 12, 2010 and thereafter...      0         0         0         0          0
Weighted Average Life (in Years)...    3.0       3.0       3.0       3.0        2.9

                                     S-196

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-2 CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------------------------   ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    4.9       4.8       4.8       4.8       4.7

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-3 CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------------------------   ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010..................    100       100       100       100       100
December 12, 2011..................    100       100        99        98        94
December 12, 2012 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    6.7       6.7       6.6       6.5       6.3

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-4 CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------------------------   ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010..................    100       100       100       100       100
December 12, 2011..................    100       100       100       100       100
December 12, 2012 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    6.8       6.8       6.8       6.8       6.6

                                     S-197

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE
                            CLASS A-4FL CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------------------------   ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010..................    100       100       100       100       100
December 12, 2011..................    100       100       100       100       100
December 12, 2012 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    6.8       6.8       6.8       6.8       6.6

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-SB CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------------------------   ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010..................     98        98        98        98        98
December 12, 2011..................     75        75        75        75        75
December 12, 2012..................     48        48        48        48        48
December 12, 2013..................     26        26        26        26        26
December 12, 2014..................      3         1         0         0         0
December 12, 2015 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    7.0       7.0       7.0       7.0       7.0

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-5 CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------------------------   ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010..................    100       100       100       100       100
December 12, 2011..................    100       100       100       100       100
December 12, 2012..................    100       100       100       100       100
December 12, 2013..................    100       100       100       100       100
December 12, 2014..................    100       100       100       100        96
December 12, 2015 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    9.7       9.6       9.6       9.6       9.4

                                     S-198

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1A CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------                     ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................     99        99        99        99        99
December 12, 2008..................     98        98        98        98        98
December 12, 2009..................     97        97        97        97        97
December 12, 2010..................     97        97        97        97        97
December 12, 2011..................     96        96        96        96        96
December 12, 2012..................     95        95        95        95        95
December 12, 2013..................     94        94        94        94        94
December 12, 2014..................     93        93        93        93        93
December 12, 2015 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    9.4       9.4       9.4       9.4       9.2

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AM CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------                     ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010..................    100       100       100       100       100
December 12, 2011..................    100       100       100       100       100
December 12, 2012..................    100       100       100       100       100
December 12, 2013..................    100       100       100       100       100
December 12, 2014..................    100       100       100       100       100
December 12, 2015 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    9.8       9.8       9.8       9.8       9.6

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AJ CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------                     ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010..................    100       100       100       100       100
December 12, 2011..................    100       100       100       100       100
December 12, 2012..................    100       100       100       100       100
December 12, 2013..................    100       100       100       100       100
December 12, 2014..................    100       100       100       100       100
December 12, 2015 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    9.8       9.8       9.8       9.8       9.6

                                      S-199

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS B CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------                     ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010..................    100       100       100       100       100
December 12, 2011..................    100       100       100       100       100
December 12, 2012..................    100       100       100       100       100
December 12, 2013..................    100       100       100       100       100
December 12, 2014..................    100       100       100       100       100
December 12, 2015 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    9.8       9.8       9.8       9.8       9.7

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS C CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------                     ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010..................    100       100       100       100       100
December 12, 2011..................    100       100       100       100       100
December 12, 2012..................    100       100       100       100       100
December 12, 2013..................    100       100       100       100       100
December 12, 2014..................    100       100       100       100       100
December 12, 2015 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    9.9       9.9       9.8       9.8       9.7

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS D CERTIFICATES

DISTRIBUTION DATE                     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
-----------------                     ------   -------   -------   -------   --------

Initial Percentage.................    100%      100%      100%      100%      100%
December 12, 2006..................    100       100       100       100       100
December 12, 2007..................    100       100       100       100       100
December 12, 2008..................    100       100       100       100       100
December 12, 2009..................    100       100       100       100       100
December 12, 2010..................    100       100       100       100       100
December 12, 2011..................    100       100       100       100       100
December 12, 2012..................    100       100       100       100       100
December 12, 2013..................    100       100       100       100       100
December 12, 2014..................    100       100       100       100       100
December 12, 2015 and thereafter...      0         0         0         0         0
Weighted Average Life (in Years)...    9.9       9.9       9.9       9.9       9.7

                                      S-200

          The foregoing tables were prepared assuming a 0% CPR during lockout, defeasance and yield maintenance periods and otherwise assuming that prepayments occur at indicated CPR. The indicated CPRs are applied to the mortgage loans in the trust fund and do not take into account the Non-Trust Loans.

                        DESCRIPTION OF THE SWAP AGREEMENT

GENERAL

          On the closing date, the trustee, on behalf of the trust, will enter into an interest rate swap agreement related to the class A-4FL certificates with the swap counterparty. The initial notional amount of the swap agreement will be equal to the total initial principal balance of the class A-4FL certificates (and, correspondingly, the class A-4FL REMIC II regular interest).
The notional amount of the swap agreement will decrease to the extent of any decrease in the total principal balance of the class A-4FL certificates (and, correspondingly, the class A-4FL REMIC II regular interest). The maturity date of the swap agreement will be the earlier of the rated final distribution date for the class A-4FL certificates and the date on which the notional amount of the swap agreement is zero (including as a result of the termination of the trust fund).

THE SWAP AGREEMENT

          The swap agreement will provide that, with respect to each distribution date, commencing in January 2006, (a) the trust will generally be obligated to pay to the swap counterparty, on that distribution date, (i) any prepayment consideration distributable in respect of the class A-4FL REMIC II regular interest for that distribution date and (ii) an amount equal to 1/12th of the product of (x) the notional amount of the swap agreement for that distribution date and (y) _____% per annum, and (b) the swap counterparty will pay to the trust, for the benefit of the class A-4FL certificateholders, on the second business day prior to that distribution date, an amount equal to the product of (i) the notional amount of the swap agreement for that distribution date, (ii) the applicable value of LIBOR plus _____% per annum and (iii) a fraction, the numerator of which is the actual number of days elapsed during the related interest accrual period, and the denominator of which is 360. For so long as the applicable swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate for the class A-4FL certificates for any interest accrual period will equal the applicable value of LIBOR plus _____%, except that a reduction in the interest distributions with respect to the class A-4FL REMIC II regular interest, as described in the next paragraph, will result in a lower effective pass-through rate for the class A-4 certificates.

          If the pass-through rate on the class A-4FL REMIC II regular interest is reduced below _____% per annum or if there is an interest shortfall with respect to the class A-4FL REMIC II regular interest, then the amount payable by the trust to the swap counterparty with respect to the subject distribution date will be reduced by an amount equal to the excess, if any, of (a) 1/12th of the product of (i) _____%, multiplied by (ii) the notional amount of the swap agreement for that distribution date over (b) the lesser of (i) 1/12th of the product of (x) the Weighted Average Net Mortgage Rate, multiplied by (y) the notional amount of the swap agreement for that distribution date and (ii) the amount of interest distributions with respect to the class A-4FL REMIC II regular interest pursuant to the priority of distributions on that distribution date. If the amount described in clause (a) of the preceding sentence exceeds the amount described in clause (b) of the preceding sentence, then the amount payable by the swap counterparty to the trust will be reduced on a dollar-for-dollar basis (to not less than zero) by the amount of that excess.

          If the reduction in the amount payable by the trust to the swap counterparty with respect to any distribution date, which reduction is determined as described in the first sentence of the prior paragraph, exceeds the total amount payable by the swap counterparty to the trust without regard to that reduction, then the swap

                                      S-201

counterparty will in the future be entitled to be reimbursed by the trust to the extent that such reduction more than offset the payment from the swap counterparty; provided that any such reimbursement payment from the trust will, with respect to any future distribution date, generally be limited to the excess, if any, of (a) the amount of interest distributions with respect to the class A-4FL REMIC II regular interest with respect to that future distribution date over (b) 1/12th of the product of (i) _____% per annum and (ii) the notional amount of the swap agreement for that distribution date.

          Payments by the trust to the swap counterparty and by the swap counterparty to the trust will, in general, be made on a net basis, and any such amounts paid to the trust will be available to make payments of interest to the class A-4FL certificateholders.

          If at any time a Collateralization Event is in effect, the swap counterparty will be required to: (a) post collateral securing its obligations under the swap agreement, but only to the extent necessary to cover any termination fee payable by it in the event of a termination of the swap agreement; (b) find a replacement swap counterparty whose ratings would not cause a Collateralization Event; or (c) find a party to guarantee the swap counterparty's obligations under the swap agreement, the ratings of which guarantor would have allowed it to be an acceptable replacement swap counterparty under the immediately preceding clause (b). If at any time a Rating
Agency Trigger Event is in effect, the swap counterparty will be required to find a replacement swap counterparty or a guarantor whose ratings would not cause a Collateralization Event. If the swap counterparty fails to post acceptable collateral, find a suitable replacement swap counterparty or find a suitable guarantor of its obligations under the swap agreement while a
Collateralization Event is in effect, fails to find a suitable replacement swap counterparty or find a suitable guarantor while a Rating Agency Trigger Event is in effect, fails to make a payment to the trust required under the swap agreement (which failure continues unremedied for one business day following notice), or if an early termination date is designated under the swap agreement in accordance with its terms (each such event, a "Swap Default"), then the trustee will be required to take such actions (following the expiration of any applicable grace period), unless otherwise directed in writing by the holders or beneficial owners, as the case may be, of 25% of the total principal balance of the class A-4FL certificates, to enforce the rights of the trust under the swap agreement as may be permitted by the terms of the swap agreement, including the termination thereof, and use any termination payments received from the swap counterparty (as described under "--Termination Payments" below) to enter into a replacement interest rate swap agreement on substantially identical terms. If the costs attributable to entering into a replacement interest rate swap agreement would exceed the net proceeds of the liquidation of the swap agreement, a replacement interest rate swap agreement will not be entered into and any such proceeds will instead be distributed to the holders of the class
A-4FL certificates. Notwithstanding the foregoing, the trustee will not be obligated to take any enforcement action with respect to the swap agreement unless it has received from the class A-4FL certificateholders an indemnity satisfactory to it with respect to the costs, expenses and liabilities associated with enforcing the rights of the trust under the swap agreement. No such costs, expenses and/or liabilities will be payable out of the trust fund.

          A "Collateralization Event" will be in effect if: (a) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the swap counterparty are rated below "P-1" by Moody's or are rated "P-1" by
Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade); (b) no short-term rating is available from Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated below "Aa3" by
Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade); or
(c) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the swap counterparty are rated below "A-1" by S&P or (ii)
if the swap counterparty does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the

                                      S-202

swap counterparty are rated below "A" by S & P; or (d) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated below "A+" by Fitch or are rated "A+" by Fitch and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the swap counterparty are rated below
"F-1+" by Fitch; provided that, if a guarantor of the swap counterparty's obligations under the swap agreement is in place, then the ratings requirements set forth in clauses (a), (b), (c) and (d) of this sentence will instead apply to that guarantor.

          A "Rating Agency Trigger Event" will be in effect if at any time after the date hereof the swap counterparty and any guarantor of its obligations under the swap agreement shall both fail to satisfy the Swap Counterparty Ratings
Threshold. "Swap Counterparty Ratings Threshold" shall mean: (a) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated at least "BBB" and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the swap counterparty are rated at least "A-3" by S&P or (ii) if the swap counterparty does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated at least "BBB+" by S & P; and (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated at least "A3" by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the swap counterparty are rated at least "P-2" by Moody's (and such rating is not on watch for possible downgrade)
or (ii) no short-term rating is available from Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the swap counterparty are rated at least "A2" by Moody's; provided that, if a guarantor of the swap counterparty's obligations under the swap agreement is in place, then the ratings requirements set forth in clauses (a) and (b) of this sentence will instead apply to that guarantor, and the Swap Counterparty Ratings
Threshold will be satisfied if the ratings of that guarantor satisfy the ratings requirements set forth in clauses (a) and (b) of this sentence.

          Any conversion of the pass-through rate, interest accrual period and interest accrual basis of the class A-4FL certificates to the pass-through rate, interest accrual period and interest accrual basis, respectively, of the class
A-4FL REMIC II regular interest following a payment default under the swap agreement on the part of the swap counterparty (a "Swap Payment Default") will become permanent following the determination by either the trustee or the holders or beneficial owners, as the case may be, of 25% of the total principal balance of the class A-4FL certificates not to enter into a replacement interest rate swap agreement and distribution of any termination payments to the holders of the class A-4FL certificates. Any such Swap Payment Default and the consequent conversion of the pass-through rate, interest accrual period and interest accrual basis of the class A-4FL certificates to the pass-through rate, interest accrual period and interest accrual basis, respectively, of the class
A-4FL REMIC II regular interest will not constitute a default under the pooling and servicing agreement. Any such conversion might result in a temporary delay of payment of the distributions to the holders of the class A-4FL certificates if notice of the resulting change in payment terms of the class A-4FL certificates is not given to DTC within the time frame in advance of the distribution date that DTC requires to modify the payment.

          The trustee will have no obligation on behalf of the trust to pay or cause to be paid to the swap counterparty any portion of the amounts due to the swap counterparty under the swap agreement for any distribution date unless and until the related payment of interest and/or prepayment consideration on the class A-4FL REMIC II regular interest for such distribution date is actually received by the trustee.

TERMINATION FEES

          In the event of the termination of the swap agreement and the failure of the swap counterparty to replace the swap agreement, the swap counterparty may be obligated to pay a termination fee to the trust generally designed to compensate the trust for the cost, if any, of entering into a substantially similar interest rate swap

                                      S-203

agreement with another swap counterparty. If that termination fee is not used to pay for such a replacement swap agreement, then such termination fee will be distributed to the class A-4FL certificateholders. To the extent that a replacement swap agreement is obtained and any upfront payment is received from the replacement swap counterparty, then that upfront payment will be applied to pay any termination fee owing to the terminated swap counterparty, with any balance thereof to be paid to us. No upfront payment from a replacement swap counterparty will be available for payments on the class A-4FL certificates.

THE SWAP COUNTERPARTY

          It is expected that Merrill Lynch Capital Services, Inc. will be the swap counterparty under the swap agreement.

          Merrill Lynch Capital Services, Inc. (MLCS) is a Delaware corporation with its principal place of business located at Four World Financial Center, New
York, New York 10080. It is a wholly owned subsidiary of Merrill Lynch & Co,
Inc. MLCS primarily acts as a counterparty for certain derivative financial products, including interest rate, currency, and commodity swaps, caps and floors, currency options, and credit derivatives. MLCS maintains positions in interest-bearing securities, financial futures, and forward contracts primarily to hedge its exposure. In the normal course of its business, MLCS enters into repurchase and resale agreements with certain affiliated companies. The obligations of MLCS under the swap agreement will be guaranteed by Merrill Lynch
& Co., Inc.

          Merrill Lynch & Co., Inc., is a Delaware corporation with its principal place of business located at Four World Financial Center, New York,
New York 10080. Merrill Lynch & Co., Inc.'s senior unsecured debt obligations currently are rated A+ by S&P and Aa3 by Moody's.

          The information in the preceding two paragraphs has been provided by
MLCS and is not guaranteed as to accuracy or completeness, and is not to be construed as representations by us or the underwriters. Except for the foregoing two paragraphs, MLCS has not been involved in the preparation of, and does not accept responsibility for, this prospectus supplement or the accompanying prospectus.

          The swap counterparty may assign its rights and obligations under the swap agreement provided that, among other conditions, the ratings of the replacement swap counterparty would not result in a Collateralization Event.

                                 USE OF PROCEEDS

          Substantially all of the proceeds from the sale of the offered certificates will be used by us to purchase the mortgage loans that we will include in the trust and to pay those expenses incurred in connection with the issuance of the certificates.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

          This is a general summary of the material federal income tax consequences of owning the offered certificates. This summary is directed to initial investors that hold the offered certificates as "capital assets" within the meaning of section 1221 of the Code. It does not discuss all United States federal income tax consequences that may be relevant to owners of the offered certificates, particularly as to investors subject to

                                      S-204

special treatment under the Code, including banks and insurance companies.
Prospective investors should consult their tax advisors regarding the federal, state, local, and, if relevant, foreign tax consequences to them of owning offered certificates.

          Further, this summary and any legal opinions referred to in this summary are based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department, rulings and decisions now in effect or
(with respect to the regulations) proposed, all of which are subject to change either prospectively or retroactively.

          Upon the issuance of the offered certificates, Sidley Austin Brown &
Wood LLP, New York, New York, our counsel, will deliver its opinion generally to the effect that, assuming compliance with the pooling and servicing agreement, and subject to any other assumptions set forth in the opinion, REMIC I and REMIC
II, respectively, will each qualify as a REMIC under the Code, the arrangement under which the class A-4FL REMIC II regular interest, the trustee's floating rate account and the swap agreement relating to the class A-4FL certificates is held will be classified as a grantor trust for U.S. federal income tax purposes and the arrangement under which the right to Post-ARD Additional Interest is held will be classified as a grantor trust for U.S. federal income tax purposes.

          The assets of REMIC I will generally include--

          o    the mortgage loans;

          o    any REO Properties acquired on behalf of the certificateholders;

          o    the master servicer's collection account;

          o    the special servicer's REO account; and

          o    the trustee's distribution account and interest reserve account, but will exclude any collections of Additional Interest on the
               ARD Loans.

          For federal income tax purposes,

          o    the separate non-certificated regular interests in REMIC I will be the regular interests in REMIC I and will be the assets of
               REMIC II;

          o    the class R-I certificates will evidence the sole class of residual interests in REMIC I;

          o    the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5, A-1A, X,
               AM, AJ, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates and the class A-4FL REMIC II regular interest will evidence or constitute the regular interests in, and will generally be treated as debt obligations of, REMIC II; and

          o    the class R-II certificates will evidence the sole class of residual interests in REMIC II; and

          o    the class A-4FL certificates will evidence interests in a grantor trust consisting of the class A-4FL REMIC II regular interest, the swap agreement and the trustee's floating rate account.

          The portion of the trust consisting of Additional Interest on the ARD
Loans will be treated as a grantor trust for federal income tax purposes, and the class Z certificates will represent undivided interests in these assets. See
"Federal Income Tax Consequences--REMICs" and "--Grantor Trusts" in the
accompanying prospectus.

DISCOUNT AND PREMIUM; PREPAYMENT CONSIDERATION

          Holders of the offered certificates will be required to report income on such regular interests in accordance with the accrual method of accounting.

                                      S-205

          One or more classes of the offered certificates (exclusive of the class A-4FL certificates) and/or the class A-4FL REMIC II regular interest may be issued with more than a de minimis amount of original issue discount. When determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes the prepayment assumption used will be that subsequent to the date of any determination:

          o    the ARD Loans will be paid in full on their respective
               anticipated repayment dates;

          o    no mortgage loan will otherwise be prepaid prior to maturity; and

          o    there will be no extension of maturity for any mortgage loan.

          However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in the
accompanying prospectus.

          The IRS has issued regulations under sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. You should be aware, however, that those regulations and section
1272(a)(6) of the Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

          If the method for computing original issue discount described in the accompanying prospectus results in a negative amount for any period with respect to any holder of offered certificates, the amount of original issue discount allocable to that period would be zero. The holder would be permitted to offset the negative amount only against future original issue discount, if any, attributable to his or her certificates.

          Whether a holder of any of the offered certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium"
in the accompanying prospectus.

          Prepayment premiums and yield maintenance charges actually collected on the mortgage loans will be paid on the offered certificates as and to the extent described in this prospectus supplement. It is not entirely clear under the Code when the amount of a prepayment premium or yield maintenance charge should be taxed to the holder of a class of offered certificates entitled to that amount. For federal income tax reporting purposes, the tax administrator will report prepayment premiums or yield maintenance charges as income to the holders of a class of offered certificates entitled thereto only after the master servicer's actual receipt of those amounts. The IRS may nevertheless seek to require that an assumed amount of prepayment premiums and yield maintenance charges be included in payments projected to be made on the offered certificates and that taxable income be reported based on the projected constant yield to maturity of the offered certificates. Therefore, the projected prepayment premiums and yield maintenance charges would be included prior to their actual receipt by holders of the offered certificates. If the projected prepayment premiums and yield maintenance charges were not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid prepayment premiums and yield maintenance charges had been projected to be received. Moreover, it appears that prepayment premiums and yield maintenance charges are to be treated as ordinary income rather than capital gain. The correct characterization of the income is not entirely clear. We recommend you consult your own tax advisors concerning the treatment of prepayment premiums and yield maintenance charges.

                                      S-206

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

          The offered certificates will be treated as "real estate assets"
within the meaning of section 856(c)(5)(B) of the Code in the hands of a real estate investment trust or "REIT". Most of the mortgage loans are not secured by real estate used for residential or certain other purposes prescribed in section
7701(a)(19)(C) of the Code. Consequently, the offered certificates will not be treated as assets qualifying under that section. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association" under section
7701(a)(19)(C) of the Code. In addition, the offered certificates will be
"qualified mortgages" within the meaning of section 860G(a)(3) of the Code in the hands of another REMIC if transferred to such REMIC on its startup date in exchange for regular or residual interests in such REMIC.

          Finally, interest, including original issue discount, if any, on the offered certificates will be interest described in section 856(c)(3)(B) of the
Code if received by a REIT if 95% or more of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code.
To the extent that less than 95% of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code, a REIT holding offered certificates will be treated as receiving directly its proportionate share of the income of the REMIC.

          To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by cash reserves, that mortgage loan is not secured solely by real estate. Therefore:

          o    a portion of that certificate may not represent ownership of
               "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Code;

          o    a portion of that certificate may not represent ownership of
               "real estate assets" under section 856(c)(5)(B) of the Code; and

          o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code.

          In addition, most of the mortgage loans contain defeasance provisions under which the lender may release its lien on the collateral securing the subject mortgage loan in return for the borrower's pledge of substitute collateral in the form of government securities. Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, the subject mortgage loan ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the defeased mortgage loan to remain a qualified mortgage, the
Treasury regulations require that--

          1.   the borrower pledges substitute collateral that consist solely of certain government securities,

          2.   the related loan documents allow that substitution,

          3.   the lien is released to facilitate the disposition of the
               property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and

          4.   the release is not within two years of the startup day of the
               REMIC.

          Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real estate asset" and interest on that loan would not constitute "interest on obligations secured by real property" for purposes of sections 7701(a)(19)(C), 856(c)(5)(B) and
856(e)(3)(B) of the Code, respectively.

                                      S-207

          See "Description of the Mortgage Pool" in this prospectus supplement and "Federal Income Tax Consequences--REMICs--Characterization of Investments in
REMIC Certificates" in the accompanying prospectus.

          For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" in the accompanying prospectus.

THE CLASS A-4FL CERTIFICATES

          Each holder of a class A-4FL certificate will be treated for federal income tax purposes as having bought its proportionate share of the class A-4FL
REMIC II regular interest and having entered into its proportionate share of the swap agreement. Holders of the class A-4FL certificates must allocate the price they pay for their certificates between their interests in the class A-4FL REMIC
II regular interest and the swap agreement based on their relative market values. Such allocation will be used for, among other things, purposes of computing any original issue discount, market discount or premium on the class
A-4FL REMIC II regular interest. Any amount allocated to the swap agreement will be treated as a swap premium (the "Swap Premium") either paid or received by the holders of the class A-4FL certificates, as the case may be. If a Swap Premium is deemed paid by a holder, it will reduce the purchase price allocable to the class A-4FL REMIC II regular interest. If the Swap Premium is deemed received by a holder, it will be deemed to have increased the purchase price for the class
A-4FL REMIC II regular interest.

          Based on the anticipated purchase prices of the class A-4FL certificates and issue price of the class A-4FL REMIC II regular interest, it is anticipated that the class A-4FL REMIC II regular interest will be issued at a premium and that a Swap Premium will be deemed to be paid to the initial holders of the class A-4FL certificates. The initial holders of a class A-4FL certificate will be required to amortize the amount of the Swap Premium into income over the term of the swap agreement. Such holders may do so under a method based on the Swap Premium representing the present value of a series of equal payments made over the term of the swap agreement that would fully amortize a loan with an interest rate equal to the discount rate used to determine the Swap Premium (or at some other reasonable rate). The amount amortized into income in each period would be the principal amount of the hypothetical level payment in such period. Moreover, while Regulations promulgated by the U.S. Treasury Department ("Treasury") treat a non-periodic payment made under a swap contract as a loan for all federal income tax purposes if the payment is "significant", it is anticipated that the Swap Premium would not be treated as "significant" under those Treasury regulations. Prospective purchasers of class A-4FL certificates should consult their own tax advisors regarding the appropriate method of amortizing any Swap Premium.

          Treasury regulations have been promulgated under Section 1275 of the
Internal Revenue Code generally providing for the integration of a "qualifying debt instrument" with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument.
However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Internal Revenue Code, such as REMIC regular interests. Therefore, holders of the class A-4FL certificate will be unable to use the integration method provided for under such regulations with respect to such certificates. Consequently, the rate at which holders of the class A-4FL certificates amortize the Swap Premium they are deemed to receive in income each period may differ from the rate at which such holders amortize (and offset against interest income on the class A-4FL REMIC II regular interest) in each such period the initially corresponding amount of bond premium at which they are deemed to have purchased the class A-4FL REMIC II regular interest.

          Under Treasury regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the swap agreement must be netted against payments made under the swap agreement and deemed made or received as a result of the Swap Premium over the recipient's taxable year and accounted for as a net payment, rather than

                                      S-208

accounted for on a gross basis. The resulting net income or deduction with respect to net payments under a notional principal contract for a taxable year should constitute ordinary income or ordinary deduction. Such deduction
(including the amortization of the upfront payment) is treated as a miscellaneous itemized deduction, which, for individuals, is subject to limitations on deductibility, including that the deduction may not be used at all if the individual is subject to the alternative minimum tax. PROSPECTIVE
INVESTORS WHO ARE INDIVIDUALS SHOULD CONSULT THEIR TAX ADVISORS PRIOR TO
INVESTING IN THE CLASS A-4FL CERTIFICATES, WHICH MAY NOT BE AN APPROPRIATE
INVESTMENT FOR INVESTORS WHO ARE SUBJECT TO LIMITATIONS ON THE DEDUCTIBILITY OF
MISCELLANEOUS ITEMIZED DEDUCTIONS.

          Any amount of proceeds from the sale, redemption or retirement of a class A-4FL certificate that is considered to be allocated to the holder's rights under the swap agreement or that the holder is deemed to have paid to the purchaser would be considered a "termination payment" allocable to that class
A-4FL certificate under Treasury regulations. A holder of a class A-4FL certificate will have gain or loss from such a termination equal to (A)(i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Swap Premium paid (or deemed paid) by the holder upon entering into or acquiring its interest in the swap agreement or (B)(i) any termination payment it paid or is deemed to have paid minus (ii) the unamortized portion of any Swap Premium received upon entering into or acquiring its interest in the swap agreement. Gain or loss realized upon the termination of the swap agreement will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

          The class A-4FL certificates, representing a beneficial ownership in the class A-4FL REMIC II regular interest and in the swap agreement, may constitute positions in a straddle, in which case the straddle rules of Section
1092 of the Code would apply. A selling holder's capital gain or loss with respect to such regular interest would be short term because the holding period would be tolled under the straddle rules. Similarly, capital gain or loss realized in connection with the termination of the swap agreement would be short term. If the holder of a class A-4FL certificate incurred or continued to incur indebtedness to acquire or hold such class A-4FL certificate, the holder would generally be required to capitalize a portion of the interest paid on such indebtedness until termination of the swap agreement.

                              ERISA CONSIDERATIONS

          The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Code consequences, each potential investor that is a Plan or is investing on behalf of, or with plan assets of a Plan, is advised to consult its own legal advisor with respect to the specific ERISA and
Code consequences of investing in the certificates and to make its own independent decision. The following is merely a summary and should not be construed as legal advice.

          ERISA and section 4975 of the Code impose various requirements on--

          o    Plans, and

          o    persons that are fiduciaries with respect to Plans,

in connection with the investment of the assets of a Plan. For purposes of this discussion, Plans may include qualified pension, profit sharing and Code section
401(k) plans, individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts, including, as applicable, insurance company general accounts, in which other Plans are invested.

                                      S-209

          A fiduciary of any Plan should carefully review with its legal advisors whether the purchase or holding of offered certificates could be or give rise to a transaction that is prohibited or is not otherwise permitted under ERISA or section 4975 of the Code or whether there exists any statutory, regulatory or administrative exemption applicable thereto. Some fiduciary and prohibited transaction issues arise only if the assets of the trust are "plan assets" for purposes of Part 4 of Title I of ERISA and section 4975 of the Code.
Whether the assets of the trust will be plan assets at any time will depend on a number of factors, including the portion of any class of certificates that is held by benefit plan investors within the meaning of U.S. Department of Labor
Regulation Section 2510.3-101.

          The U.S. Department of Labor has issued an individual prohibited transaction exemption to each of Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Countrywide Securities Corporation, identified as Prohibited
Transaction Exemptions 90-29 and 2000-55, respectively, as amended by Prohibited
Transaction Exemptions 97-34, 2000-58 and 2002-41(in each case, if issued after the subject exemption was granted), and as subsequently amended from time to time. Subject to the satisfaction of conditions set forth in the Exemption, the
Exemption generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of ERISA, and the excise taxes imposed on these prohibited transactions under sections 4975(a) and (b) of the
Code, specified transactions relating to, among other things, the servicing and operation of pools of real estate loans, such as the mortgage pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the offered certificates (exclusive of the class A-4FL certificates), that are underwritten by an Exemption-Favored Party.

          The Exemption sets forth five general conditions which must be satisfied for a transaction involving the purchase, sale and holding of an offered certificate to be eligible for exemptive relief under the Exemption. The conditions are as follows:

          o    first, the acquisition of the certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

          o    second, at the time of its acquisition by the Plan, that
               certificate must be rated in one of the four highest generic rating categories by Fitch, Moody's or S & P;

          o    third, the trustee cannot be an affiliate of any other member of the Restricted Group, other than any of the Exemption Favored
               Parties;

          o    fourth, the following must be true--

               1.   the sum of all payments made to and retained by
                    Exemption-Favored Parties must represent not more than
                    reasonable compensation for underwriting the relevant class of certificates;

               2.   the sum of all payments made to and retained by us in
                    connection with the assignment of mortgage loans to the
                    trust must represent not more than the fair market value of the obligations; and

               3.   the sum of all payments made to and retained by the master servicer, the special servicer and any sub-servicer must
                    represent not more than reasonable compensation for that
                    person's services under the pooling and servicing agreement and reimbursement of that person's reasonable expenses in
                    connection therewith; and

          o    fifth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities
               Act of 1933, as amended.

          It is a condition of their issuance that each class of the class A-1,
A-1D, A-2, A-3, A-4, A-SB, A-5, A-1A, AM, AJ, B, C and D certificates receive an investment grade rating from each of Moody's and S&P. In addition,

                                      S-210

the initial trustee is not an affiliate of any other member of the Restricted
Group. Accordingly, as of the date of initial issuance of the certificates, the second and third general conditions set forth above will be satisfied with respect to the class A-1, A-1D, A-2, A-3, A-4, A-SB, A-5, A-1A, AM, AJ, B, C and
D certificates. A fiduciary of a Plan contemplating the purchase of any such offered certificate in the secondary market must make its own determination that, at the time of the purchase, the certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating the purchase of any such offered certificate, whether in the initial issuance of the certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to the certificate as of the date of the purchase. A Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of any such offered certificate.

          The Exemption also requires that the trust meet the following requirements:

          o    the trust assets must consist solely of assets of the type that have been included in other investment pools;

          o    certificates evidencing interests in those other investment pools must have been rated in one of the four highest generic rating categories of Fitch, Moody's or S&P for at least one year prior to the Plan's acquisition of an offered certificate; and

          o    certificates evidencing interests in those other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of an offered certificate.

          We believe that these requirements have been satisfied as of the date of this prospectus supplement.

          If the general conditions of the Exemption are satisfied, the
Exemption may provide an exemption from the restrictions imposed by Sections
406(a) and 407(a) of ERISA, as well as the excise taxes imposed by sections
4975(a) and (b) of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, in connection with--

          o    the direct or indirect sale, exchange or transfer of a class A-1,
               A-1D, A-2, A-3, A-4, A-SB, A-5, A-1A, AM, AJ, B, C or D
               certificate to a Plan upon initial issuance from us or an
               Exemption-Favored Party when we are, or a mortgage loan seller, the trustee, the fiscal agent, the master servicer, the special servicer or any sub-servicer, any provider of credit support,
               Exemption-Favored Party or mortgagor is, a Party in Interest with respect to the investing Plan;

          o    the direct or indirect acquisition or disposition in the
               secondary market of class A-1, A-1D, A-2, A-3, A-4, A-SB, A-5,
               A-1A, AM, AJ, B, C or D certificate by a Plan; and

          o    the continued holding of class A-1, A-1D, A-2, A-3, A-4, A-SB,
               A-5, A-1A, AM, AJ, B, C or D certificate by a Plan.

          However, no exemption is provided from the restrictions of Sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an offered certificate on behalf of a Plan sponsored by any member of the
Restricted Group, by any person who has discretionary authority or renders investment advice with respect to the assets of that Plan.

                                      S-211

          Moreover, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may also provide an exemption from the restrictions imposed by Sections 406(b)(1) and
(b)(2) of ERISA and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c)(1)(E) of the Code in connection with:

          o    the direct or indirect sale, exchange or transfer of offered certificates (exclusive of the class A-4FL certificates) in the initial issuance of those certificates between us or an
               Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the assets of the Plan in those certificates is a borrower, or an affiliate of a borrower, with respect to
               5.0% or less of the fair market value of the mortgage loans;

          o    the direct or indirect acquisition or disposition in the
               secondary market of such offered certificates by a Plan; and

          o    the continued holding of such offered certificates by a Plan.

          Further, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a)
of ERISA, and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the trust assets.

          Lastly, if the general conditions of the Exemption are satisfied, the
Exemption also may provide an exemption from the restrictions imposed by
Sections 406(a) and 407(a) of ERISA, and the taxes imposed by section 4975(a)
and (b) of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, if the restrictions or taxes are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of--

          o    providing services to the Plan, or

          o    having a specified relationship to this person,

solely as a result of the Plan's ownership of class A-1, A-1D, A-2, A-3, A-4,
A-SB, A-5, A-1A, AM, AJ, B, C or D certificates.

          In addition to determining the availability of the exemptive relief provided in the Exemption, a fiduciary of a Plan considering an investment in the offered certificates (exclusive of the class A-4FL certificates) should consider the availability of any other prohibited transaction class exemptions.
See "ERISA Considerations" in the accompanying prospectus. There can be no assurance that any exemption described in the accompanying prospectus will apply with respect to any particular investment by a Plan in the offered certificates or, even if it were deemed to apply, that it would apply to all prohibited transactions that may occur in connection with the investment. A purchaser of such offered certificates should be aware, however, that even if the conditions specified in one or more class exemptions are satisfied, the scope of relief provided by a class exemption may not cover all acts which might be construed as prohibited transactions.

          The swap agreement benefiting the class A-4FL certificates does not meet all of the requirements for an "eligible swap" under the Underwriter
Exemption, and consequently is not eligible for the exemptive relief available under the Underwriter Exemption. For ERISA purposes, the Depositor believes that an interest in the class A-4FL certificates could be viewed as representing beneficial interests in two assets, (i) the right to receive payments with respect to the class A-4FL REMIC II regular interest without taking into account payments made or received with respect to the swap agreement and (ii) the rights and obligations under the swap agreement. A Plan's purchase and holding of a class A-4FL certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the swap counterparty unless an exemption is available.

                                      S-212

          Accordingly, as long as the swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in a class A-4FL certificate unless both (i) the acquisition or holding satisfies the requirements of the Underwriter Exemption as described above, except for requirements relating to "eligible swaps", and (ii) the acquisition or holding is eligible for the exemptive relief available under PTCE 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 91-38
(for transactions by bank collective investment funds), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in house asset managers") or similar exemption under similar law (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the
Investor-Based Exemptions are met, the scope of relief provided by the
Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions (in particular, fiduciary self-dealing transactions prohibited by ERISA Section 406(b)). Plan fiduciaries should consult their legal counsel concerning this analysis and the applicability of the Investor-Based Exemptions. Each beneficial owner of a class A-4FL certificate, or any interest therein, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) both (a) it is an "accredited investor" as defined in Rule 501(a)(1) under the Securities Act of 1933, as amended, and (b) its acquisition and holding of the class A-4FL certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions. Before purchasing an offered certificate, a fiduciary of a Plan should itself confirm that the general and other conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied at the time of the purchase.

          Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and, if no election has been made under section
410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to Title I of ERISA or section 4975 of the Code. However, governmental and church plans may be subject to a federal, state or local law which is, to a material extent, similar to the above-mentioned provisions of ERISA and the
Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any similar law.

          Any fiduciary of a Plan considering whether to purchase an offered certificate on behalf of that Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment. Such fiduciary must also determine on its own whether an offered certificate is an appropriate investment for a Plan under ERISA and the Code with regard to ERISA's general fiduciary requirements, including investment prudence and diversification and the exclusive benefit rule.

          The sale of offered certificates to a Plan is in no way a
representation or warranty by us or the underwriters that the investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or that the investment is appropriate for Plans generally or for any particular Plan.

          Persons who have an ongoing relationship with the New York State
Common Retirement Fund, which is a governmental plan, should note that this plan owns an equity interest in the borrower with respect to one mortgage loan
(identified as loan number 3 on Annex A-1 to this prospectus supplement). Such persons should consult with counsel regarding whether this relationship would affect their ability to purchase and hold offered certificates.

                                LEGAL INVESTMENT

          The offered certificates will not constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of
1984. As a result, the appropriate characterization of the offered

                                      S-213

certificates under various legal investment restrictions, and therefore the ability of investors subject to these restrictions to purchase those certificates, is subject to significant interpretive uncertainties.

          Neither we nor the underwriters make any representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates--

          o    are legal investments for them; or

          o    are subject to investment, capital or other restrictions.

          See "Legal Investment" in the accompanying prospectus.

                             METHOD OF DISTRIBUTION

          Subject to the terms and conditions set forth in the underwriting agreement between us as seller, and Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., IXIS Securities North America Inc. ,
Morgan Stanley & co. Incorporated and Goldman, Sachs & Co., as underwriters, we have agreed to sell to each of the underwriters and each of the underwriters has agreed to purchase from us, severally but not jointly, the respective principal balances, or notional amounts, as applicable, of each class of the offered certificates as set forth below subject in each case to a variance of 5%:

                                             KEYBANC CAPITAL
              MERRILL LYNCH,                    MARKETS, A
                 PIERCE,       COUNTRYWIDE       DIVISION       IXIS SECURITIES      MORGAN
              FENNER & SMITH   SECURITIES       OF MCDONALD      NORTH AMERICA    STANLEY & CO.     GOLDMAN,
   CLASS       INCORPORATED    CORPORATION   INVESTMENTS INC.        INC.         INCORPORATED    SACHS & CO.
-----------   --------------   -----------   ----------------   ---------------   -------------   -----------

Class A-1           $               $               $                  $                $              $
Class A-1D          $               $               $                  $                $              $
Class A-2           $               $               $                  $                $              $
Class A-3           $               $               $                  $                $              $
Class A-4           $               $               $                  $                $              $
Class A-4FL         $               $               $                  $                $              $
Class A-SB          $               $               $                  $                $              $
Class A-5           $               $               $                  $                $              $
Class A-1A          $               $               $                  $                $              $
Class AM            $               $               $                  $                $              $
Class AJ            $               $               $                  $                $              $
Class B             $               $               $                  $                $              $
Class C             $               $               $                  $                $              $
Class D             $               $               $                  $                $              $

          Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide
Securities Corporation are acting as co-lead managers and co-bookrunning managers for this offering. KeyBanc Capital Markets, IXIS Securities North
America Inc., Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. will act as co-managers for

                                      S-214

this offering. Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Countrywide Securities Corporation are acting as joint-bookrunning managers in the following manner: Countrywide Securities Corporation is acting as sole bookrunning manager with respect to ___% of the class _____ certificates, and
Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as sole bookrunning manager with respect to the remainder of the class _____ certificates and all other classes of offered certificates.

          Proceeds to us from the sale of the offered certificates, before deducting expenses payable by us, will be approximately $ __________, before adjusting for accrued interest.

          Distribution of the offered certificates will be made by the underwriters from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Sales of the offered certificates may also occur on and after the date of initial issuance of the offered certificates, as agreed upon in negotiated transactions with various purchasers. The underwriters may effect such transactions by selling the offered certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriters. In connection with the purchase and sale of the offered certificates, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts.

          Purchasers of the offered certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be
"underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and resales by them of offered certificates. Any profit on the resale of the offered certificates purchased by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

          We also have been advised by the underwriters that one or more of them, through one or more of their respective affiliates, currently intends to make a market in the offered certificates; however, none of the underwriters has any obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active secondary market for the offered certificates will develop. See "Risk Factors--Risks Related to the Offered
Certificates--The Offered Certificates Will Have LimiteD Liquidity and May
Experience Fluctuations in Market Value Unrelated to the Performance of the
Mortgage Loans" in this prospectus supplement and "Risk Factors--Lack of
Liquidity Will Impair Your Ability to Sell Your Offered Certificates and May
Have an Adverse Effect on the Market Value of Your Offered Certificates" in the
accompanying prospectus.

          We have agreed to indemnify the underwriters and each person, if any, who controls any underwriter within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, against, or to make contributions to the underwriters and each such controlling person with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

          Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the
underwriters, is our affiliate and an affiliate of Merrill Lynch Mortgage
Lending, Inc., which is one of the mortgage loan sellers. Countrywide Securities
Corporation, one of the underwriters, is an affiliate of Countrywide Commercial
Real Estate Finance, Inc., which is one of the mortgage loan sellers. IXIS
Securities North America Inc., one of the underwriters, is an affiliate of IXIS
Real Estate Capital Inc., which is one of the mortgage loan sellers. KeyBanc
Capital Markets, a Division of McDonald Investments Inc., one of the
underwriters, is an affiliate of KeyBank National Association, which is one of the mortgage loan sellers and is an affiliate of KeyCorp Real Estate Capital
Markets, Inc., which is the master servicer. KeyBanc Capital Markets is a trade name under which corporate and investment banking services of KeyCorp and its subsidiaries, including McDonald Investments Inc. and KeyBank National
Association, are marketed to institutional clients.

                                      S-215

          Each underwriter has represented to and agreed with us that:

          o    it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the
               "FSMA") received by it in connection with the issue or sale of any offered certificates in circumstances in which section 21(1)
               of the FSMA does not apply to us; and

          o    it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the offered certificates in, from or otherwise involving the United
               Kingdom.

          In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), each underwriter has represented and agreed with us that with effect from and including the date on which the Prospectus Directive is implemented in that
Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of the certificates to the public in that Relevant Member
State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the
Relevant Implementation Date, make an offer of the certificates to the public in that Relevant Member State at any time:

          (a)  to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

          (b)  to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

          (c)  in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus
               Directive.

          For the purposes of the foregoing, the expression an "offer of the certificates to the public" in relation to any of the certificates in any
Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression
"Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                  LEGAL MATTERS

          Particular legal matters relating to the certificates will be passed upon for us by Sidley Austin Brown & Wood LLP, New York, New York and for the
underwriters by Latham & Watkins LLP, New York, New York.

                                      S-216

                                     RATINGS

          It is a condition to their issuance that the respective classes of offered certificates be rated as follows:

   CLASS      MOODY'S   S&P
-----------   -------   ---
 Class A-1      Aaa     AAA
Class A-1D      Aaa     AAA
 Class A-2      Aaa     AAA
 Class A-3      Aaa     AAA
 Class A-4      Aaa     AAA
Class A-4FL     Aaa     AAA
Class A-SB      Aaa     AAA
 Class A-5      Aaa     AAA
Class A-1A      Aaa     AAA
 Class AM       Aaa     AAA
 Class AJ       Aaa     AAA
  Class B       Aa2     AA
  Class C       Aa3     AA-
  Class D       A2       A

          The ratings on the offered certificates address the likelihood of the timely receipt by their holders of all payments of interest to which they are entitled (subject to the below discussion of the ratings on the class A-4FL certificates) on each distribution date and the ultimate receipt by their holders of all payments of principal to which they are entitled on or before the rated final distribution date. The ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the offered certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments of interest and/or principal required under the offered certificates.

          The ratings on the respective classes of offered certificates do not represent any assessment of--

          o    the tax attributes of the offered certificates or of the trust;

          o    whether or to what extent prepayments of principal may be
               received on the mortgage loans;

          o    the likelihood or frequency of prepayments of principal on the mortgage loans;

          o    the degree to which the amount or frequency of prepayments of principal on the mortgage loans might differ from those
               originally anticipated;

          o    whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net
               Aggregate Prepayment Interest Shortfalls; and

          o    whether and to what extent prepayment premiums, yield maintenance charges, Penalty Interest or Additional Interest will be
               received.

          Also, a security rating does not represent any assessment of the yield to maturity that investors may experience.

                                      S-217

          A rating on the class A-4FL certificates does not represent any assessment of whether the floating interest rate on such certificates will convert to the pass-through rate on the class A-4FL REMIC II regular interest.
The ratings on the class A-4FL certificates do not constitute a rating with respect to the likelihood of the receipt of payments to be made by the swap counterparty or any interest rate reductions or increases contemplated herein.
With respect to the class A-4FL certificates, the rating agencies are only rating the receipt of interest up to the pass-through rate applicable to the class A-4FL REMIC II regular interest, and are not rating the receipt of interest accrued at LIBOR plus _____%. In addition, the ratings do not address any shortfalls or delays in payment that investors in the class A-4FL certificates may experience as a result of the conversion of the pass-through rate on the class A-4FL certificates from a rate based on LIBOR to a fixed rate.

          There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by
Moody's or S&P.

          The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See "Rating" in the accompanying prospectus.

                                      S-218

                                    GLOSSARY

          The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus supplement, including in any of the annexes to this prospectus supplement.

          "30/360 BASIS" means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

          "A-NOTE TRUST MORTGAGE LOAN" means any of:

          o    the mortgage loan (loan number 118),secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
               Columbia IV Shopping Center, which A-Note Trust Mortgage Loan has a cut-off date principal balance of $5,325,000 and a
               corresponding B-Note Non-Trust Loan that has an unpaid principal balance as the cut-off date of $335,000; and

          o    the mortgage loan (loan number 60) secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
               The Shoppes at Plantation, which A-Note Trust Mortgage Loan has a cut-off date principal balance of $14,025,000 and a corresponding
               B-Note Non-Trust Loan that has an unpaid principal balance as the cut-off date of $875,000.

          "A/B LOAN COMBINATION" means an A-Note Trust Mortgage Loan and the corresponding B-Note Non-Trust Loan.

          "A/B INTERCREDITOR AGREEMENT" means, with respect to an A/B Loan
Combination, the related intercreditor agreement among noteholders, as it may be amended from time to time, by and between the holder of the related A-Note Trust
Mortgage Loan and the holder of the related B-Note Non-Trust Loan. Following the inclusion of an A-Note Trust Mortgage Loan in the trust fund, the trust, acting through the trustee, will be holder of that A-Note Trust Mortgage Loan and a party to the related A/B Intercreditor Agreement.

          "A/B MATERIAL DEFAULT" means, with respect to an A/B Loan Combination, one of the following events: (a) either of the related A-Note Trust Mortgage
Loan or B-Note Non-Trust Loan has been accelerated; (b) a continuing monetary default; or (c) a bankruptcy action has been filed by or against the related borrower.

          "ACCEPTABLE INSURANCE DEFAULT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any default under the related loan documents resulting from (i) the exclusion of acts of terrorism from coverage under the related "all risk" casualty insurance policy maintained on the related mortgaged real property and (ii) the related mortgagor's failure to obtain insurance that specifically covers acts of terrorism, but only if the special servicer has determined, in its reasonable judgment, exercised in accordance with the Servicing Standard, that (a) such insurance is not available at commercially reasonable rates and the relevant hazards are not commonly insured against by prudent owners of similar real properties in similar locales
(but only by reference to such insurance that has been obtained by such owners at current market rates) or (b) such insurance is not available at any rate. In making such determination, the special servicer will be entitled to rely on the opinion of an insurance consultant at the expense of the trust.

          "ACTUAL/360 BASIS" means the accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month (or other applicable accrual period) in a year assumed to consist of 360 days.

          "ADDITIONAL INTEREST" means, with respect to any ARD Loan in the trust fund, the additional interest accrued with respect to that mortgage loan as a result of the marginal increase in the related mortgage interest rate

                                      S-219

upon passage of the related anticipated repayment date, as that additional interest may compound in accordance with the terms of that mortgage loan.

          "ADDITIONAL TRUST FUND EXPENSE" means any of certain specified expenses of the trust that, in each case, generally:

          o    arises out of a default on a mortgage loan or in respect of a mortgage loan as to which a default is imminent or arises out of an otherwise unanticipated event; and

          o    is not covered by a servicing advance or a corresponding
               collection from the related borrower.

Examples of some Additional Trust Fund Expenses are set forth under "Description of the Offered Certificates--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement.

          "ADVANCE" means a P&I advance or a servicing advance made, or that may be made, under the pooling and servicing agreement.

          "APPRAISAL REDUCTION AMOUNT" means, for any mortgage loan as to which an Appraisal Trigger Event has occurred, an amount that will equal the excess, if any, of "x" over "y" where--

          1.   "x" is an amount, as calculated by the special servicer, in consultation with the controlling class representative (or, with respect to the Glendale Galleria Trust Mortgage Loan, the
               Glendale Galleria Controlling Subordinate Noteholder if it is the
               Glendale Galleria Controlling Party), as of the determination date immediately succeeding the date on which the special
               servicer obtains knowledge of the occurrence of the relevant
               Appraisal Trigger Event, if no new appraisal (or letter update or internal valuation) is required, or otherwise the date on which the appraisal (or letter update or internal valuation, if
               applicable) is obtained, and each anniversary of such
               determination date thereafter so long as appraisals are required to be obtained in connection with the subject mortgage loan, equal to the sum (without duplication) of:

               (a)  the Stated Principal Balance of the subject mortgage loan;

               (b)  to the extent not previously advanced by or on behalf of the master servicer, the special servicer, the trustee or the
                    fiscal agent, all unpaid interest accrued on the subject
                    mortgage loan through the most recent due date prior to the date of determination at the related Net Mortgage Rate
                    (exclusive of any portion thereof that constitutes
                    Additional Interest);

               (c)  all accrued but unpaid (from related collections) master servicing fees and special servicing fees with respect to
                    the subject mortgage loan and, without duplication, all
                    accrued or otherwise incurred but unpaid (from related
                    collections) Additional Trust Fund Expenses with respect to the subject mortgage loan;

               (d)  all related unreimbursed Advances made by or on behalf of the master servicer, the trustee or the fiscal agent with
                    respect to the subject mortgage loan, together with (i)
                    interest on those Advances and (ii) any related Unliquidated
                    Advances; and

               (e)  all currently due and unpaid real estate taxes and unfunded improvement reserves and assessments, insurance premiums
                    and, if applicable, ground rents with respect to the related mortgaged real property; and

          2.   "y" is equal to the sum of (x) 90% of an amount equal to (i) the resulting appraised or estimated value of the related mortgaged real property or REO Property, which value may be subject to reduction by the special servicer based on its review of the related appraisal and other relevant

                                      S-220

               information (without implying any duty to do so), reduced, to not less than zero, by (ii) the amount of any obligations secured by liens on the property that are prior to the lien of the subject mortgage loan and estimated liquidation expenses, and (y) all escrows, reserves and letters of credit held as additional collateral with respect to the subject mortgage loan.

          If, however, any required appraisal, letter update or internal valuation is not obtained or performed within 60 days of the relevant Appraisal
Trigger Event, then until the required appraisal or other valuation is obtained or performed, the Appraisal Reduction Amount for the subject mortgage loan will equal 25% of the Stated Principal Balance of that mortgage loan.

          The foregoing notwithstanding, in the case of the Glendale Galleria
Trust Mortgage Loan, any Appraisal Reduction Amount will be calculated with respect to the Glendale Galleria Loan Combination as if it were a single loan, and then will be allocated to the Glendale Galleria Subordinate Non-Trust Loans,
in each case up to the outstanding principal balance of the subject loan, and then will be allocated among the Glendale Galleria Trust Mortgage Loan and
Glendale Galleria Pari Passu Non-Trust Loan on a pari passu basis.

          "APPRAISAL TRIGGER EVENT" means, with respect to any mortgage loan in the trust, any of the following events:

          o    the mortgage loan has been modified by the special servicer in a manner that affects the amount or timing of any monthly debt service payment due on it, other than a balloon payment (except, or in addition to, bringing monthly debt service payments current and extending the maturity date for less than six months);

          o    the related borrower fails to make any monthly debt service payment with respect to the mortgage loan and the failure
               continues for 60 days;

          o    60 days following the receipt by the special servicer of notice that a receiver has been appointed and continues in that capacity with respect to the mortgaged real property securing the mortgage loan;

          o    60 days following the receipt by the special servicer of notice that the related borrower has become the subject of a bankruptcy proceeding;

          o    the mortgaged real property securing the mortgage loan becomes an
               REO Property; or

          o    any balloon payment on such mortgage loan has not been paid by its scheduled maturity date.

          For purposes of the foregoing, the Glendale Galleria Loan Combination will be treated as a single mortgage loan.

          "ARD LOAN" means any mortgage loan in, or to be included in, the trust fund, that has the characteristics described in the first paragraph under
"Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--ARD Loans" in this prospectuS supplement.

          "AVAILABLE DISTRIBUTION AMOUNT" means, with respect to any distribution date:

          (a)  an amount equal to the sum, without duplication, of the following amounts:

               (i)  the aggregate of all amounts on deposit in the master servicer's collection account and the trustee's distribution account as of the close of business on the related
                    determination date and the amounts collected by or on behalf of the master servicer as of the close of business on such determination date and required to be deposited in the
                    collection account;

                                      S-221

               (ii) the aggregate amount of all P&I advances made by the master servicer, the trustee or the fiscal agent for distribution on the certificates on that distribution date;

               (iii) the aggregate amount transferred from the special
                    servicer's REO account to the master servicer's collection account during the month of that distribution date, on or
                    prior to the date on which P&I advances are required to be made in that month;

               (iv) the aggregate amount deposited by the master servicer in its collection account for that distribution date in connection with Prepayment Interest Shortfalls and any shortfalls in
                    interest caused by the application of a condemnation award or casualty insurance proceeds to prepay a mortgage loan;
                    and

               (v)  for each distribution date occurring in March, the aggregate of all interest reserve amounts in respect of each mortgage loan that accrues interest on an Actual/360 Basis deposited in the trustee's distribution account;

          exclusive of

          (b)  any portion of the amounts described in clause (a) above that represents one or more of the following:

               (i)  any monthly debt service payments collected but due on a due date after the end of the related collection period;

               (ii) all amounts in the master servicer's collection account or the trustee's distribution account that are payable or
                    reimbursable to any person other than the certificateholders from:

                    (A)  the master servicer's collection account, including,
                         but not limited to, servicing compensation, as
                         described under "Servicing of the Mortgage
                         Loans--Collection Account--Withdrawals" in this
                         prospectus supplement; and

                    (B)  the trustee's distribution account, including, but not limited to, trustee fees, as described under
                         "Description of the Offered Certificates--Distribution
                         Account--Withdrawals" in this prospectus supplement;

               (iii) any prepayment premiums and yield maintenance charges;

               (iv) any Additional Interest on the ARD Loans (which is
                    separately distributed to the holders of the class Z
                    certificates);

               (v)  if such distribution date occurs during February of any year or during January of any year that is not a leap year, the interest reserve amounts in respect of each mortgage loan
                    that accrues interest on an Actual/360 Basis to be deposited in the trustee's interest reserve account and held for
                    future distribution; and

               (vi) any amounts deposited in the master servicer's collection account or the trustee's distribution account in error.

          In no event will the Available Distribution Amount include amounts payable to the holders of the Non-Trust Loans.

          o    "B-NOTE NON-TRUST LOAN" means, with respect to any A-Note Trust
               Mortgage Loan, the other mortgage loan that is part of the related A/B Loan Combination and--

          o    is not included in the trust fund,

                                      S-222

          o    is subordinate in right of payment to that A-Note Trust Mortgage
               Loan to the extent set forth in the related Loan Combination
               Intercreditor Agreement, and

          o    is secured by the same mortgage or deed of trust on the same mortgaged real property as that A-Note Trust Mortgage Loan.

          "CLASS A-SB PLANNED PRINCIPAL BALANCE" means, with respect to the class A-SB certificates for any distribution date, the principal balance specified for that distribution date on Annex E to this prospectus supplement.
The principal balances set forth on Annex E to this prospectus supplement were calculated using, among other things, the Modeling Assumptions and a 0% CPR.
Based on the Modeling Assumptions and a 0% CPR, the total principal balance of the class A-SB certificates on each distribution date would be reduced to approximately the scheduled principal balance indicated for that distribution date on Annex E to this prospectus supplement. There is no assurance, however, that the mortgage loans will perform in conformity with the Modeling
Assumptions. Therefore, there can be no assurance that the total principal balance of the class A-SB certificates on any distribution date will be equal to
(and, furthermore, following retirement of the class A-1, A-1D, A-2, A-3, A-4 and A-4FL certificates, that total principal balance may be less than) the principal balance that is specified for that distribution date on Annex E to this prospectus supplement.

          "CLEARSTREAM" means Clearstream Banking Luxembourg.

          "CLOSING DATE" means the date of the initial issuance of the offered certificates, which will be on or about December 7, 2005.

          "CMSA" means the Commercial Mortgage Securities Association, an international trade organization for the commercial real estate capital markets.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COLLATERALIZATION EVENT" has the meaning given to that term under
"Description of the Swap Agreement--The Swap Agreement" in this prospectus supplement.

          "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

          "CROSSED LOAN" means a mortgage loan in the trust fund that is cross-collateralized and cross-defaulted with one or more other mortgage loans in the trust fund.

          "CROSSED GROUP" means a group of related Crossed Loans.

          "DTC" means The Depository Trust Company.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

          "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the
Euroclear System.

          "EXEMPTION" means, collectively, Prohibited Transaction Exemptions
90-29 and 2000-55, each as amended by Prohibited Transaction Exemptions 97-34,
2000-58 and 2002-41 (in each case, if issued after the subject Exemption was granted), and as may be amended from time to time, or any successor thereto, all as issued by the U.S. Department of Labor.

                                      S-223

          "EXEMPTION-FAVORED PARTY" means any of--

          o    Merrill Lynch, Pierce, Fenner & Smith Incorporated;

          o    Countrywide Securities Corporation;

          o    any person directly or indirectly, through one or more
               intermediaries, controlling, controlled by or under common control with any entity referred to in the prior two bullets; and

          o    any member of the underwriting syndicate or selling group of which a person described in the prior three bullets is a manager or co-manager with respect to those mortgage pass-through
               certificates.

          "FITCH" means Fitch, Inc.

          "GLENDALE GALLERIA BORROWER" means the entity which is the borrower under the Glendale Galleria Mortgage Loan.

          "GLENDALE GALLERIA CONTROLLING PARTY" means, with respect to the
Glendale Galleria Loan Combination, either--

          o    the holders of each junior Glendale Galleria Subordinate
               Non-Trust Loan (if any) that has, but only if and for so long as it has, an unpaid principal balance, net of the portion of any
               Appraisal Reduction Amounts allocable to that Glendale Galleria
               Subordinate Non-Trust Loan, equal to or greater than 25% of its then-current principal balance (without taking into account any
               Appraisal Reduction Amount); or

          o    the controlling class representative (as the designee of the trust as holder of the Glendale Galleria Trust Mortgage Loan), but only if and for so long as the unpaid principal balance of each Glendale Galleria Subordinate Non-Trust Loan, net of the sum
               of the portion of any Appraisal Reduction Amounts allocable to each Glendale Galleria Subordinate Non-Trust Loan, is less than
               25% of its then-current principal balance (without taking into account any Appraisal Reduction Amount).

          "GLENDALE GALLERIA INTERCREDITOR AGREEMENT" means the agreement executed between the holders of the Glendale Galleria Mortgage Loan and the
Glendale Pari Passu Non-Trust Loan and also the agreement executed between the holders of the Glendale Galleria Mortgage Loan and the Glendale Galleria Pari
Passu Non-Trust Loan, together, as the lead lenders under that agreement and the
Glendale Galleria Subordinate Non-Trust Loans.

          "GLENDALE GALLERIA LOAN COMBINATION" means, collectively, the Glendale
Galleria Mortgage Loan, the Glendale Galleria Pari Passu Non-Trust Loan and the
Glendale Galleria Subordinate Non-Trust Loans.

          "GLENDALE GALLERIA MORTGAGE LOAN" means the mortgage loan in the trust fund that has a cut-off date principal balance of $153,624,512, and is secured by a mortgage encumbering the Glendale Galleria Mortgaged Property.

          "GLENDALE GALLERIA MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Glendale
Galleria.

          "GLENDALE GALLERIA NON-TRUST LOANS" means the Glendale Galleria Pari
Passu Non-Trust Loan and the Glendale Galleria Subordinate Non-Trust Loans.

                                      S-224

          "GLENDALE GALLERIA PARI PASSU NON-TRUST LOAN" means the loan that--

          o    is not a part of the trust fund;

          o    has an unpaid principal balance of 125,692,783 as of the cut-off date;

          o    is secured by the same mortgage encumbering the Glendale Galleria
               Mortgaged Property as is the Glendale Galleria Mortgage Loan; and

          o    is not referred to as a "mortgage loan" in this prospectus supplement unless the context clearly indicates otherwise.

          "GLENDALE GALLERIA SUBORDINATE NON-TRUST LOANS" means each of those loans that--

          o    are not a part of the trust fund;

          o    is either "Note B" with an unpaid principal balance of
               $39,923,708 as of the cut-off date or is "Note C" with an unpaid principal balance of $49,891,968 as of the cut-off date;

          o    are secured by the same mortgage encumbering the Glendale
               Galleria Mortgaged Property as is the Glendale Galleria Mortgage
               Loan; and

               are not referred to as a "mortgage loan" in this prospectus supplement unless the context clearly indicates otherwise.

          "GLENDALE GALLERIA SUBORDINATE NOTEHOLDER" means the holder of a
Glendale Galleria Subordinate Non-Trust Loan.

          "GLENDALE GALLERIA TRIGGERING EVENT" means, with respect to the
Glendale Galleria Loan Combination--

          o    any uncured event of default with respect to an obligation of the
               Glendale Galleria Borrower to make a scheduled or unscheduled payment due under the loan documents for the Glendale Galleria
               Loan Combination,

          o    any loan comprising the Glendale Galleria Loan Combination is accelerated,

          o    any loan comprising the Glendale Galleria Loan Combination becomes a specially serviced loan,

          o    the occurrence of the maturity date with respect to any loan in the Glendale Galleria Loan Combination unless a Servicing
               Transfer Event with respect to the Glendale Galleria Loan
               Combination has not occurred as a result of the Glendale Galleria
               Borrower having delivered a refinancing commitment prior to the maturity date, or

          o    a foreclosure on the Glendale Galleria Mortgaged Property.

          "IRS" means the Internal Revenue Service.

          "LIBOR" has the meaning given to that term under "Description of the
Offered Certificates--Distributions--Calculation of Pass-Through Rates" in this prospectus supplement.

          "LIBOR BUSINESS DAY" has the meaning given to that term under
"Description of the Offered Certificates--Distributions--Calculation of
Pass-Through Rates" in this prospectus supplement.

          "LIBOR DETERMINATION DATE" has the meaning given to that term under
"Description of the Offered Certificates--Distributions--Calculation of
Pass-Through Rates" in this prospectus supplement.

                                      S-225

          "LOAN COMBINATION" means any of the A/B Loan Combinations or the
Glendale Galleria Loan Combination.

          "LOAN COMBINATION INTERCREDITOR AGREEMENT" means any of the A/B Loan
Intercreditor Agreements or the Glendale Galleria Intercreditor Agreement.

          "LOAN GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 1.

          "LOAN GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 2.

          "MODELING ASSUMPTIONS" means, collectively, the following assumptions regarding the certificates and the mortgage loans in, or to be included in, the trust fund:

          o    the mortgage loans have the characteristics set forth on Annex
               A-1, and the initial mortgage pool balance is approximately
               $3,073,738,028; and the mortgage loans are allocated to loan group 1 and loan group 2 as described in this prospectus
               supplement;

          o    the initial total principal balance or notional amount, as the case may be, of each class of certificates is as described in this prospectus supplement;

          o    the pass-through rate for each class of certificates is as described in this prospectus supplement;

          o    there are no delinquencies or losses with respect to the mortgage loans;

          o    there are no modifications, extensions, waivers or amendments affecting the monthly debt service payments by borrowers on the mortgage loans;

          o    there are no Appraisal Reduction Amounts with respect to the mortgage loans;

          o    there are no casualties or condemnations affecting the
               corresponding mortgaged real properties;

          o    each of the mortgage loans provides monthly debt service payments to be due on the first day of each month, and accrues interest on the basis described in this prospectus supplement, which is either an Actual/360 Basis or a 30/360 Basis;

          o    all prepayments on the mortgage loans are assumed to be
               accompanied by a full month's interest;

          o    there are no breaches of our representations and warranties regarding the mortgage loans;

          o    no voluntary or involuntary prepayments are received as to any mortgage loan during that mortgage loan's lockout period, yield maintenance period or defeasance period, in each case if any;

          o    each ARD Loan is paid in full on its anticipated repayment date;

          o    except as otherwise assumed in the immediately preceding two bullets, prepayments are made on each of the mortgage loans at the indicated CPRs set forth in the subject tables, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments;

          o    no person or entity entitled thereto exercises its right of optional termination described in this prospectus supplement under "Description of the Offered Certificates--Termination";

          o    no mortgage loan is required to be repurchased by any mortgage loan seller;

                                      S-226

          o    loans that allow a choice between yield maintenance and
               defeasance have been assumed to have yield maintenance.

          o    no prepayment premiums or yield maintenance charges are
               collected;

          o    there are no Additional Trust Fund Expenses;

          o    payments on the offered certificates are made on the 12th day of each month, commencing in January 2006; and

          o    the offered certificates are settled on December 7, 2005.

          "MOODY'S" means Moody's Investors Service, Inc.

          "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means, with respect to any distribution date, the excess, if any, of--

          o    the Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, over

          o    the total payments made by the master servicer to cover those
               Prepayment Interest Shortfalls.

          "NET MORTGAGE RATE" means with respect to any mortgage loan, in general, a per annum rate equal to the related mortgage interest rate in effect from time to time, minus the sum of the applicable master servicing fee rate under the pooling and servicing agreement (which includes the rate at which any primary servicing fees accrue) and the per annum rate at which the monthly trustee fee is calculated; provided, however, that, for purposes of calculating the Weighted Average Net Mortgage Rate and the pass-through rate for each of the non-fixed rate interest-bearing classes of certificates, namely the class ___,
___, ___, ___, ___, ___, ____, ____, ____, and ______ certificates, from time to time--

          o    the Net Mortgage Rate for the subject mortgage loan will be calculated without regard to any modification, waiver or
               amendment of the terms of such mortgage loan, or any other change in the related mortgage interest rate, subsequent to the date of issuance of the certificates, and

          o    if any mortgage loan does not accrue interest on the basis of a
               360-day year consisting of twelve 30-day months, which is the basis on which interest accrues in respect of those non-fixed rate interest-bearing classes of certificates, then the Net
               Mortgage Rate of such mortgage loan for any one-month period preceding a related due date will be the annualized rate at which interest would have to accrue in respect of such loan on the basis of a 360-day year consisting of twelve 30-day months in order to produce, in general, the aggregate amount of interest actually accrued in respect of such loan during such one-month period at the related mortgage interest rate (net of the
               aggregate per annum rate at which the related master servicing fee and the trustee fee are calculated under the pooling and servicing agreement), except that, with respect to any such mortgage loan, the Net Mortgage Rate for the one month period (a)
               prior to the respective due dates in January and February in any year which is not a leap year or in February in any year which is a leap year will be determined so as to produce an aggregate amount of interest that excludes any related interest reserve amount transferred to the trustee's interest reserve account in respect of that one-month period and (b) prior to the due date in
               March will be determined so as to produce an aggregate amount of interest that includes the related interest reserve amount(s)
               retained in the trustee's interest reserve account for the respective one month periods prior to the due dates in January and February in any year which is not a leap year or the
               one-month period prior to the due date in February in any year which is a leap year.

                                      S-227

          As of the cut-off date (without regard to the adjustment described in the proviso to the prior sentence), the Net Mortgage Rates for the mortgage loans ranged from 4.5890% per annum to 6.5464%, with a weighted average of those
Net Mortgage Rates of 5.2437% per annum. See "Servicing of the Mortgage
Loans--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

          "NONRECOVERABLE ADVANCE" means any Advance previously made or proposed to be made, or any Workout-Delayed Reimbursement Amount previously made, with respect to any mortgage loan or REO Property that is determined, in accordance with the pooling and servicing agreement, not to be ultimately recoverable, together with interest accrued on that Advance, from payments or other collections on or with respect to that mortgage loan or REO Property.

          "NON-TRUST LOAN" means any of the B-Note Non-Trust Loans or Glendale
Galleria Non-Trust Loans.

          "NON-TRUST NOTEHOLDERS" means the holders of any of the B-Note
Non-Trust Loans, the Glendale Galleria Pari Passu Non-Trust Loan or the Glendale
Galleria Subordinate Non-Trust Loan.

          "P&I" means principal and/or interest payments, excluding balloon payments, required to be paid in respect of a mortgage loan in accordance with the schedule for repayment provided for by that mortgage loan.

          "PARTY IN INTEREST" means any person that is a "party in interest"
within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of section 4975(e)(2) of the Code.

          "PENALTY INTEREST" means any interest, other than late payment charges, Additional Interest, prepayment premiums or yield maintenance charges, that--

          o    accrues on a defaulted mortgage loan solely by reason of the subject default; and

          o    is in excess of all interest at the related mortgage interest rate.

          "PERMITTED ENCUMBRANCES" means, with respect to any mortgaged real property securing a mortgage loan, any and all of the following in, or to be included in, the trust fund:

          o    the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

          o    covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or a marked-up commitment binding upon the title insurer;

          o    exceptions and exclusions specifically referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or marked-up commitment binding upon the title insurer;

          o    other matters to which like properties are commonly subject;

          o    the rights of tenants, as tenants only, under leases and
               subleases, pertaining to the related mortgaged real property;

          o    if the related mortgage loan is cross-collateralized with any other mortgage loan within the mortgage pool, the lien of the mortgage for the other mortgage loan(s) contained in the same group of cross-collateralized loans; and

                                      S-228

          o    if the related mortgaged real property consists of one or more units in a condominium, the related condominium declaration,

none of which, as represented by the related mortgage loan seller in the related mortgage loan purchase agreement (subject to any exceptions set forth in that agreement), materially interferes with the security intended to be provided by the related mortgage, the current principal use of the property or the current ability of the property to generate income sufficient to service the related mortgage loan.

          "PERMITTED INVESTMENTS" means U.S. government securities and other investment grade obligations specified in the pooling and servicing agreement.

          "PLAN" means any employee benefit plan, or other retirement plan, arrangement or account, that is subject to the fiduciary responsibility provisions of ERISA or section 4975 of the Code.

          "PREPAYMENT INTEREST EXCESS" means, with respect to any full or partial prepayment of a mortgage loan made by the related borrower during any collection period after the due date for that loan, the amount of any interest collected on that prepayment for the period following that due date, less the amount of related master servicing fees payable from that interest collection, and exclusive of any Penalty Interest and/or Additional Interest included in that interest collection.

          "PREPAYMENT INTEREST SHORTFALL" means, with respect to any full or partial prepayment of a mortgage loan voluntarily made by the related borrower during any collection period prior to the due date for that loan, the amount of any uncollected interest, without regard to any prepayment premium or yield maintenance charge actually collected, that would have accrued on that prepayment to, but not including, that due date at a rate per annum equal to the sum of the related Net Mortgage Rate for such mortgage loan and the trustee fee rate (net of any Penalty Interest and Additional Interest, if applicable).

          "PRIMARY COLLATERAL" means the mortgaged real property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of that
Crossed Loan with other related Crossed Loans.

          "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to each distribution date, the aggregate of the following (without duplication):

          (a)  the aggregate of the principal portions of all monthly debt service payments (other than balloon payments) due or deemed due on or in respect of the mortgage loans (including mortgage loans as to which the related mortgaged real properties have become REO
               Properties) for their respective due dates occurring during the related collection period, to the extent paid by the related borrower during or prior to, or otherwise received during, the related collection period or advanced by the master servicer, the trustee or the fiscal agent, as applicable, for such distribution date;

          (b)  the aggregate of all principal prepayments received on the mortgage loans during the related collection period;

          (c)  with respect to any mortgage loan as to which the related stated
               maturity date occurred during or prior to the related collection period, any payment of principal (other than a principal
               prepayment) made by or on behalf of the related borrower during the related collection period (including any balloon payment), net of any portion of such payment that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal
               Distribution Amount for such distribution date or any prior distribution date pursuant to clause (a) above;

                                      S-229

          (d)  the aggregate of the principal portion of all liquidation proceeds, sale proceeds, insurance proceeds, condemnation
               proceeds and, to the extent not otherwise included in clause (a),
               (b) or (c) above, payments and revenues that were received on or in respect of the mortgage loans and REO Properties during the related collection period and that were identified and applied by the master servicer and/or the special servicer as recoveries of principal of the mortgage loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal Distribution Amount for such distribution date or any prior distribution date
               pursuant to clause (a) above; and

          (e)  if such distribution date is subsequent to the initial distribution date, the excess, if any, of the Principal
               Distribution Amount for the immediately preceding distribution date, over the aggregate distributions of principal made on the principal balance certificates on such immediately preceding distribution date;

provided that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Workout-Delayed
Reimbursement Amounts in respect of any particular mortgage loan that are reimbursed from principal collections on the mortgage pool during the related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs);
and

provided, further, that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Nonrecoverable
Advances in respect of any particular mortgage loan (and advance interest thereon) that are reimbursed from principal collections on the mortgage pool during related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected
(notwithstanding the nonrecoverability determination) on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs).

          If the reimbursement of any Workout-Delayed Reimbursement Amount or
Nonrecoverable Advance (and accompanying interest) results in a reduction in the
Principal Distribution Amount for any distribution date, as contemplated by the provisos to the prior sentence, then that reduction shall, to the fullest extent permitted, be applied to the portion of the Principal Distribution Amount attributable to the loan group that includes the related mortgage loan before affecting the portion of the Principal Distribution Amount attributable to the other loan group. Any additions to the Principal Distribution Amount for any distribution date, as contemplated by the provisos to the first sentence of this definition, will be allocated between the respective portions of the Principal
Distribution Amount allocable to the two loan groups to offset the earlier corresponding reductions, generally in the reverse order in which the reductions were made.

          The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

          "RATING AGENCY TRIGGER EVENT" has the meaning given to that term under
"Description of the Swap Agreement--The Swap Agreement" in this prospectus supplement.

          "REALIZED LOSSES" mean losses arising from the inability to collect all amounts due and owing under any defaulted mortgage loan, including by reason of the fraud or bankruptcy of the borrower, modifications, bankruptcy or a casualty of any nature at the related mortgaged real property, to the extent not covered by

                                      S-230

insurance. The Realized Loss in respect of a liquidated mortgage loan (or related REO Property) is an amount generally equal to the excess, if any, of (a)
the outstanding principal balance of such mortgage loan as of the date of liquidation, together with (i) all accrued and unpaid interest thereon to but not including the due date in the collection period in which the liquidation occurred (exclusive of any Penalty Interest, Additional Interest, prepayment premiums or yield maintenance charges in respect of such mortgage loan) and (ii)
related servicing expenses and servicing advances (together with interest accrued thereon), and related Unliquidated Advances in respect of servicing advances, in any event not reimbursed from collections on the subject mortgage loan (or related REO Property), and any related due and unpaid servicing compensation (including principal recovery fees) and any other related unpaid
Additional Trust Fund Expenses, over (b) the aggregate amount of liquidation proceeds, if any, recovered in connection with such liquidation (net of any portion of such liquidation proceeds that is payable or reimbursable in respect of the related liquidation and other servicing expenses and, in the case of an
A-Note Trust Mortgage Loan, net of any portion of such liquidation proceeds payable to the holder of the related B-Note Non-Trust Loan and, in the case of the Glendale Galleria Trust Mortgage Loan, net of any portion of such liquidation proceeds payable to the holders of the Glendale Galleria Non-Trust
Loans. If any portion of the debt due under a mortgage loan (other than
Additional Interest and Penalty Interest) is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will be treated as a Realized
Loss. Any reimbursement of Advances determined to be nonrecoverable from collections on the related mortgage loan (and interest on such Advances) that are made from collections of principal that would otherwise be included in the
Principal Distribution Amount, will be Realized Losses.

          "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and sections 860A through 860G of the Code.

          "REO PROPERTY" means any mortgaged real property that is acquired by the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding mortgage loan.

          "RESTRICTED GROUP" means, collectively--

          1.   the trustee;

          2.   the Exemption-Favored Parties;

          3.   us;

          4.   the master servicer;

          5.   the special servicer;

          6.   any sub-servicers;

          7.   the mortgage loan sellers;

          8.   the swap counterparty;

          9.   each borrower, if any, with respect to mortgage loans
               constituting more than 5.0% of the total unamortized principal balance of the mortgage pool as of the date of initial issuance of the offered certificates; and

          10.  any and all affiliates of any of the aforementioned persons.

          "RESTRICTED SERVICER REPORTS" means collectively, to the extent not filed with the Securities and Exchange Commission, the CMSA servicer watchlist, the CMSA operating statement analysis report, the CMSA NOI adjustment worksheet, the CMSA financial file, the CMSA comparative financial status report, the CMSA loan level reserve/LOC report and the CMSA reconciliation of funds report.

                                      S-231

          "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

          "SERVICING STANDARD" means, with respect to either the master servicer or the special servicer, the obligation to service and administer the mortgage loans for which that party is responsible under the pooling and servicing agreement:

          o    in the same manner in which, and with the same care, skill, prudence and diligence with which, the master servicer or the special servicer, as the case may be, generally services and administers similar mortgage loans that either are part of other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing mortgage loans for third parties, or are held as part of its own portfolio, whichever standard is higher;

          o    with a view to (i) the timely recovery of all scheduled payments of principal and interest under the mortgage loans, (ii) in the case of the special servicer, if a mortgage loan comes into and continues in default, the maximization of the recovery on that mortgage loan to the certificateholders, all taken as a
               collective whole, on a net present value basis (the relevant discounting of the anticipated collections to be performed at the related mortgage interest rate) and (iii) the best interests (as determined by the master servicer or special servicer, as
               applicable, in its reasonable judgment) of the holders of the certificates and the trust fund and, in the case of an A/B Loan
               Combination, the holder of the related B-Note Non-Trust Loan, taking into account, to the extent consistent with the related
               A/B Intercreditor Agreement, the subordinate nature of the related B-Note Non-Trust Loan and, in the case of the Glendale
               Galleria Loan Combination, the holder(s) of the related Non-Trust
               Loan(s), to the extent consistent with the Glendale Galleria
               Intercreditor Agreement, and the subordinate nature of the
               Glendale Galleria Subordinate Non-Trust Loans; and

          o    without regard to--

               1.   any relationship that the master servicer or the special
                    servicer, as the case may be, or any of its affiliates may have with any of the borrowers (or any affiliate thereof), us, any mortgage loan seller or any other party to the
                    transaction;

               2.   the ownership of any certificate by the master servicer or the special servicer, as the case may be, or by any of its affiliates;

               3.   the obligation of the master servicer or the special
                    servicer, as the case may be, to make Advances;

               4.   the right of the master servicer or the special servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to the pooling and servicing agreement;

               5.   the ownership, servicing or management by the master
                    servicer or the special servicer, as the case may be, or any of its affiliates of any other loans or real properties not included in or securing, as the case may be, the mortgage
                    pool;

               6.   any obligation of the master servicer or any of its
                    affiliates to repurchase or substitute a mortgage loan as a mortgage loan seller;

               7.   any obligation of the master servicer or any of its
                    affiliates to cure a breach of representation and warranty with respect to any mortgage loan; and

               8.   any debt the master servicer or the special servicer, as the case may be, or any of its affiliates, has extended to any of the borrowers or any affiliate thereof.

                                      S-232

          "SERVICING TRANSFER EVENT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any of the following events:

          1.   the related borrower fails to make when due any monthly debt service payment, including a balloon payment, and the failure continues unremedied--

               (a)  except in the case of a balloon payment, for 60 days; or

               (b)  solely in the case of a delinquent balloon payment, for one day;

          2.   the master servicer, or the special servicer (with the consent of the controlling class representative), determines in its
               reasonable judgment (exercised in accordance with the Servicing
               Standard) that a default in the making of a monthly debt service payment, including a balloon payment, is likely to occur and is likely to remain unremedied for at least 60 days;

          3.   the master servicer or, with the consent of the controlling class representative, the special servicer determines in its reasonable judgment (exercised in accordance with the Servicing Standard)
               that a non-payment default (other than an Acceptable Insurance
               Default) has occurred under the mortgage loan that may materially impair the value of the corresponding mortgaged real property as security for the mortgage loan and the default continues
               unremedied beyond the applicable cure period under the terms of the mortgage loan or, if no cure period is specified, for 60 days, provided that a default that gives rise to an acceleration right without any cure period shall be deemed to have a cure period equal to zero;

          4.   various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the related borrower or the corresponding mortgaged real property, or the related borrower takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations; or

          5.   the master servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the
               corresponding mortgaged real property.

          A Servicing Transfer Event will cease to exist, if and when:

          o    with respect to the circumstances described in clause 1. of this definition, the related borrower makes three consecutive full and timely monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the master servicer or the special servicer;

          o    with respect to the circumstances described in clauses 2. and 4.
               of this definition, those circumstances cease to exist in the reasonable judgment of the special servicer (exercised in
               accordance with the Servicing Standard), but, with respect to any bankruptcy or insolvency proceedings contemplated by clause 4., no later than the entry of an order or decree dismissing the proceeding;

          o    with respect to the circumstances described in clause 3. of this definition, the default is cured in the judgment of the special servicer; and

          o    with respect to the circumstances described in clause 5. of this definition, the proceedings are terminated;

                                      S-233

so long as at that time no other circumstance identified in clauses 1. through
5. of this definition continues to exist.

          If a Servicing Transfer Event exists with respect to the mortgage loan in a Loan Combination that will be included in the trust or any other loan in the related Loan Combination, it will also be considered to exist for each other mortgage loan in the subject Loan Combination; provided that, if the holder of a
Glendale Galleria Subordinate Non-Trust Loan prevents the occurrence of a
Servicing Transfer Event with respect to the Glendale Galleria Trust Mortgage
Loan through the exercise of cure rights as set forth in the Glendale Galleria
Intercreditor Agreement, then the existence of such Servicing Transfer Event with respect to the Glendale Galleria Non-Trust Loan will not, in and of itself, result in the existence of a Servicing Transfer Event with respect to the
Glendale Galleria Trust Mortgage Loan or cause the servicing of the Glendale
Galleria Loan Combination to be transferred to the special servicer, unless a separate Servicing Transfer Event has occurred with respect thereto.

          "STATED PRINCIPAL BALANCE" means, for each mortgage loan, an amount that:

          o    will initially equal its cut-off date principal balance (or, in the case of a replacement mortgage loan, its substitution date balance); and

          o    will be permanently reduced on each distribution date, to not less than zero, by--

               1.   all payments and other collections of principal, if any,
                    with respect to that mortgage loan that are included as part of the Principal Distribution Amount for such distribution date pursuant to clause (a), clause (b), clause (c) and/or clause (d) of, and without regard to the provisos to, the
                    definition of "Principal Distribution Amount" in this
                    glossary;

               2.   any amount of reduction in the outstanding principal balance of any mortgage loan resulting from a deficient valuation
                    that occurred during the related collection period; and

               3.   any other related Realized Losses incurred during the
                    related collection period that represents a loss of
                    principal with respect to that mortgage loan.

          With respect to each mortgage loan relating to, and deemed to remain outstanding with respect to, an REO Property, the "Stated Principal Balance"
will be an amount equal to the Stated Principal Balance of that mortgage loan as of the date of the acquisition of the related REO Property, permanently reduced on each subsequent distribution date, to not less than zero, by:

          o    all amounts, if any, collected with respect to the related REO
               Property that are allocable as principal of the subject mortgage loan and that are included as part of the Principal Distribution
               Amount for such distribution date pursuant to clause (a), clause
               (b), clause (c) and/or clause (d) of, and without regard to the provisos to, the definition of "Principal Distribution Amount" in this glossary; and

          o    any related Realized Loss incurred during the related collection period that represents a loss of principal with respect to the subject mortgage loan.

          "SWAP DEFAULT" has the meaning given to that term under "Description of the Swap Agreement--The Swap Agreement" in this prospectus supplement.

          "SWAP PAYMENT DEFAULT" has the meaning given to that term under
"Description of the Swap Agreement--The Swap Agreement" in this prospectus supplement.

          "SWAP PREMIUM" has the meaning given to that term under "U.S. Federal
Income Tax Consequences--The Class A-4FL Certificates" in this prospectus supplement.

                                      S-234

          "UNLIQUIDATED ADVANCE" means, with respect to any mortgage loan, any
Advance made by a party to the pooling and servicing agreement that:

          o    is not a Nonrecoverable Advance;

          o    has been reimbursed to the party that made the Advance as a
               Workout-Delayed Reimbursement Amount out of principal collections on other mortgage loans; and

          o    was originally made with respect to an item that has not been subsequently recovered out of collections on or proceeds of the subject mortgage loan or any related REO Property.

          "UNRESTRICTED SERVICER REPORTS" means collectively, the CMSA delinquent loan status report, CMSA historical loan modification and corrected mortgage loan report, CMSA historical liquidation report, CMSA REO status report, CMSA advance recovery report and, if and to the extent filed with the
Securities and Exchange Commission, such reports and files as would, but for such filing, constitute Restricted Servicer Reports.

          "USAP" means the Uniform Single Attestation Program for Mortgage
Bankers established by the Mortgage Bankers of America.

          "WEIGHTED AVERAGE NET MORTGAGE RATE" means, for any distribution date, the weighted average of the applicable Net Mortgage Rates for all the mortgage loans, weighted on the basis of their respective Stated Principal Balances immediately following the preceding distribution date.

          "WORKOUT-DELAYED REIMBURSEMENT AMOUNT" means, with respect to any mortgage loan that had been subject to special servicing and has subsequently been returned to performing status (including as a result of a modification of its terms), any Advance made with respect to that mortgage loan as of a date coinciding with or, depending on the circumstances, shortly before the date on which that mortgage loan stopped being specially serviced, together with interest on that Advance, to the extent that (a) such Advance is not reimbursed to the party that made it as of the date that the subject mortgage loan stopped being specially serviced and (b) the amount of such Advance becomes an obligation of the related borrower to pay such amount under the terms of the modified loan documents.

          The following defined terms and descriptions of underwriting standards are used in Annexes A-1 and A-2:

               (i) References to "UW DSCR (x)" are references to debt service coverage ratios. Debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after average cost of non-capital expenses of operation, tenant improvements, leasing commissions and replacement reserves during the term of the mortgage loan) to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt.
          The UW DSCR (x) for any mortgage loan is the ratio of "UW Net Cash
          Flow" produced by the related mortgaged real property to the annualized amount of debt service that will be payable under that mortgage loan commencing after the origination date; provided, however, for purposes of calculating the UW DSCR (x), provided in this prospectus supplement with respect to 69 mortgage loans, representing approximately 42.5% of the initial mortgage pool balance, where periodic payments are interest-only for a certain amount of time after origination after which date the mortgage loan amortizes principal for the remaining term of the loan the debt service used is the annualized amount of debt service that will be payable under the mortgage loan commencing after the amortization period begins. In the case of the
          Glendale Galleria Trust Mortgage Loan, the "UW DSCR" was determined taking into consideration the aggregate annualized amount of debt service that will be payable under the Glendale Galleria Trust

                                      S-235

          Mortgage Loan and the Glendale Galleria Non-Trust Loan, excluding the annualized debt service payable under the Glendale Galleria
          Subordinate Non-Trust Loans.

               In the case of two (2) mortgage loans (loan numbers 77 and 147), the debt service coverage ratio was calculated assuming the application of a holdback amount and/or a letter credit in reduction of the respective cut-off date principal balances of each of those two
          (2) mortgage loans and, in each case, assuming a revised debt service payment. In the case of three (3) mortgage loans (loan numbers 4, 71 and 164), the loan-to-value ratios and debt service coverage ratios were calculated taking into account various assumptions regarding the financial performance of the related mortgaged real property on a
          "stabilized" basis. Further, in the case of two (2) mortgage loans
          (loan numbers 33 and 45), the debt service coverage ratios were calculated taking into account various assumptions regarding the financial performance of the related mortgaged real property on a
          "stabilized" basis. See Annex A-1 to this prospectus supplement for more information regarding the debt service coverage ratios on the mortgage loans discussed in this paragraph.

               (ii) The "UW Net Cash Flow" or "UW NCF ($)" for a mortgaged real property is the "net cash flow" of such mortgaged real property as set forth in, or determined by the applicable mortgage loan seller on the basis of, mortgaged real property operating statements, generally unaudited, and certified rent rolls (as applicable) supplied by the related borrower in the case of multifamily, mixed use, retail, mobile home community, industrial, self storage and office properties (each, a "Rental Property"). In general, the mortgage loan sellers relied on either full-year operating statements, rolling 12-month operating statements and/or applicable year-to-date financial statements, if available, and on rent rolls for all Rental Properties that were current as of a date not earlier than six months prior to the respective date of origination in determining UW Net Cash Flow for the mortgaged real properties.

               In general, "net cash flow" is the revenue derived from the use and operation of a mortgaged real property less operating expenses
          (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and replacement reserves and an allowance for vacancies and credit losses. Net cash flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures.

               In determining the "revenue" component of UW Net Cash Flow for each Rental Property, the applicable mortgage loan seller generally relied on the most recent rent roll supplied and, where the actual vacancy shown thereon and the market vacancy was less than 5.0%, assumed a 5.0% vacancy in determining revenue from rents, except that in the case of certain non-multifamily properties, space occupied by such anchor or single tenants or other large creditworthy tenants may have been disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the respective mortgage loan seller's underwriting standards. Where the actual or market vacancy was not less than 5.0%, the applicable mortgage loan seller determined revenue from rents by generally relying on the most recent rent roll supplied and the greater of (a) actual historical vacancy at the related mortgaged real property, (b) historical vacancy at comparable properties in the same market as the related mortgaged real property, and (c) 5.0%. In determining rental revenue for multifamily, self storage and manufactured housing properties, the mortgage loan sellers generally either reviewed rental revenue shown on the certified rolling 12-month operating statements, the rolling three-month operating statements for multifamily properties or annualized the rental revenue and reimbursement of expenses shown on rent rolls or operating statements with respect to the prior one to twelve month periods. For the other
          Rental Properties, the mortgage loan sellers generally annualized rental revenue shown on the most recent certified rent roll (as applicable), after applying the vacancy factor, without further regard to the terms (including expiration dates) of the leases shown thereon.

                                      S-236

               In determining the "expense" component of UW Net Cash Flow for each mortgaged real property, the mortgage loan sellers generally relied on rolling 12-month operating statements and/or full-year or year-to-date financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements was available, the newer information was used, (b) property management fees were generally assumed to be 3.0% to 7.0% of effective gross revenue
          (except with respect to single tenant properties, where fees as low as
          2.0% of effective gross receipts were assumed), (c) assumptions were made with respect to reserves for leasing commissions, tenant improvement expenses and capital expenditures and (d) expenses were assumed to include annual replacement reserves. In addition, in some instances, the mortgage loan sellers recharacterized as capital expenditures those items reported by borrowers as operating expenses
          (thus increasing "net cash flow") where the mortgage loan sellers determined appropriate.

               The borrowers' financial information used to determine UW Net
          Cash Flow was in most cases borrower certified, but unaudited, and neither we nor the mortgage loan sellers verified their accuracy.

               (iii) References to "Cut-off Date LTV %" are references to the ratio, expressed as a percentage, of the cut-off date principal balance of a mortgage loan to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers. In the case of the Glendale Galleria Trust Mortgage Loan, the Cut off Date LTV %
          is equal to the ratio, expressed as a percentage, of the cut off date principal balance of the Glendale Galleria Trust Mortgage Loan and the
          Glendale Galleria Pari Passu Non-Trust Loan (not taking into account the principal balance of the Glendale Galleria Subordinate Non-Trust
          Loans) to the appraised value of the related mortgaged real property.

               In the case of three (3) mortgage loans (loan numbers 4, 71 and
          164), the loan-to-value ratios and debt service coverage ratios were calculated taking into account various assumptions regarding the financial performance of the related mortgaged real property on a
          "stabilized" basis. In the case of seven (7) mortgage loans (loan numbers 28, 34, 47, 67, 75, 79 and 85), the loan-to-value ratios were calculated taking into account various assumptions regarding the financial performance of the related mortgaged real property on a
          "stabilized" basis. See Annex A-1 to this prospectus supplement for more information regarding the loan-to-value ratios on the mortgage loans discussed above.

               (iv) References to "Maturity LTV %" are references to the ratio, expressed as a percentage, of the expected balance of a balloon loan on its scheduled maturity date (or an ARD Loan on its anticipated repayment date) (prior to the payment of any balloon payment or principal prepayments) to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers prior to the cut-off date. In the case of the Glendale Galleria Trust Mortgage Loan, the
          Maturity LTV % is equal to the ratio, expressed as a percentage, of the expected balance of the Glendale Galleria Trust Mortgage Loan and the Glendale Galleria Pari Passu Non-Trust Loan (not taking into account the principal balances of the Glendale Galleria Subordinate
          Non-Trust Loans), to the appraised value of the related mortgaged real property.

               (v) References to "Original Balance per Unit ($)" and "Cut-off
          Date Balance per Unit ($)" are, for each mortgage loan secured by a lien on a multifamily property (including a mobile home community) or hospitality property, are references to the original principal balance and the cut-off date principal balance of such mortgage loan, respectively, divided by the number of dwelling units, pads, guest rooms or beds, respectively, that the related mortgaged real property comprises, and, for each mortgage loan secured by a lien on a retail, industrial/warehouse, self storage or office property, references to the cut-off date principal balance of such mortgage loan,
          respectively, divided by the net rentable square foot area of the related mortgaged real property. In the case of the Glendale Galleria

                                      S-237

          Trust Mortgage Loan, the "Original Balance per Unit ($)" and "Cut-off
          Date Balance per Unit ($)" are references to the original principal balance and the cut off date balance of the Glendale Galleria Trust
          Mortgage Loan and the Glendale Galleria Pari Passu Non-Trust Loan (not
          taking into account the principal balance of the Glendale Galleria
          Subordinate Non-Trust Loans), divided by the net rentable square footage of the related mortgaged real property.

               (vi) References to "Year Built" are references to the year that a mortgaged real property was originally constructed or substantially renovated. With respect to any mortgaged real property which was constructed in phases, the "Year Built" refers to the year that the first phase was originally constructed.

               (vii) References to "Admin. Fee %" for each mortgage loan
          represent the sum of (a) the master servicing fee rate (excluding the primary servicing fee rate) for such mortgage loan and (b) a specified percentage that may vary on a loan-by-loan basis, which percentage represents the trustee fee rate, the primary servicer fee rate and, in some cases, a correspondent fee rate. The administrative fee rate for each mortgage loan is set forth on Annex A-1 to this prospectus supplement.

               (viii) References to "Rem. Term" represent, with respect to each mortgage loan, the number of months and/or payments remaining from the cut-off date to the stated maturity date of such mortgage loan (or the remaining number of months and/or payments to the anticipated repayment date with respect to each ARD Loan).

               (ix) References to "Rem. Amort." represent, with respect to each mortgage loan, the number of months and/or payments remaining from the later of the cut-off date and the end of any interest-only period, if any, to the month in which such mortgage loan would fully or substantially amortize in accordance with such loan's amortization schedule without regard to any balloon payment, if any, due on such mortgage loan.

               (x) References to "LO ()" represent, with respect to each
          mortgage loan, the period during which prepayments of principal are prohibited and no substitution of defeasance collateral is permitted.
          The number indicated in the parentheses indicates the number of monthly payment periods within such period (calculated for each mortgage loan from the date of its origination). References to "O ()"
          represent the period for which (a) no prepayment premium or yield maintenance charge is assessed and (b) defeasance is no longer required. References to "YM ()" represent the period for which the yield maintenance charge is assessed. The periods, if any, between consecutive due dates occurring prior to the maturity date or anticipated repayment date, as applicable, of a mortgage loan during which the related borrower will have the right to prepay such mortgage loan without being required to pay a prepayment premium or a yield maintenance charge (each such period, an "Open Period") with respect to all of the mortgage loans have been calculated as those Open
          Periods occurring immediately prior to the maturity date or anticipated repayment date, as applicable, of such mortgage loan as set forth in the related loan documents.

               (xi) References to "Def ()" represent, with respect to each mortgage loan, the period during which the related holder of the mortgage has the right to require the related borrower, in lieu of a principal prepayment, to pledge to such holder defeasance collateral.

               (xii) References to "Occupancy %" are, with respect to any mortgaged real property, references as of the most recently available rent rolls to (a) in the case of multifamily properties and mobile home communities, the percentage of units rented, (b) in the case of office and retail properties, the percentage of the net rentable square footage rented, and (c) in the case of self storage facilities, either

                                      S-238

          the percentage of the net rentable square footage rented or the percentage of units rented (depending on borrower reporting).

               (xiii) References to "Capex Reserve ($)" under the heading
          "Upfront Escrow" are references to funded reserves escrowed for repairs, replacements and corrections of issues other than those outlined in the engineering reports. In certain cases, the funded reserves may also include reserves for ongoing repairs, replacements and corrections.

               (xiv) References to "Engineering Reserve ($)" under the heading
          "Upfront Escrow" are references to funded reserves escrowed for repairs, replacements and corrections of issues outlined in the engineering reports.

               (xv) References to "Capex Reserve ($)" under the heading "Monthly
          Escrow" are references to funded reserves escrowed for ongoing items such as repairs and replacements. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

               (xvi) References to "TI/LC Reserve ($)" under the heading
          "Upfront Escrow" are references to funded reserves escrowed for tenant improvement allowances and leasing commissions. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

               (xvii) References to "TI/LC Reserve ($)" under the heading
          "Monthly Escrow" are references to funded reserves, in addition to any escrows funded at loan closing for potential TI/LCs, that require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

                                      S-239

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ANNEX A-1
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

    Loan #                Originator                                     Property Name
    ------                ----------                                     -------------

     1                      MLML                Galileo NXL Retail Portfolio
    1.01                    MLML                Vail Ranch Center
    1.02                    MLML                Galleria Commons
    1.03                    MLML                Parkway Plaza
    1.04                    MLML                Marketplace at Wycliffe
    1.05                    MLML                Panama City Square
    1.06                    MLML                Genesee Valley Shopping Center
    1.07                    MLML                Roundtree Place
    1.08                    MLML                Merchants Central
    1.09                    MLML                Perry Marketplace
    1.10                    MLML                London Marketplace
    1.11                    MLML                Island Plaza
    1.12                    MLML                Shops at Seneca Mall
    1.13                    MLML                Perlis Plaza
    1.14                    MLML                Shops at Prospect
    1.15                    MLML                Cordele Square
    1.16                    MLML                Grand Central Plaza
    1.17                    MLML                Normandy Square
    1.18                    MLML                Westlane Shopping Center
     2                      MLML                Ashford Hotel Portfolio
    2.01                    MLML                Residence Inn Orlando Sea World
    2.02                    MLML                Crowne Plaza Key West
    2.03                    MLML                Sheraton Minneapolis
    2.04                    MLML                Residence Inn Cottonwood
    2.05                    MLML                Courtyard Overland Park
    2.06                    MLML                Historic Inns Annapolis
    2.07                    MLML                Courtyard Palm Desert
    2.08                    MLML                Residence Inn Palm Desert
    2.09                    MLML                SpringHill Suites University Research Park
    2.10                    MLML                SpringHill Suites Durham Airport
     3                      MLML                Glendale Galleria
     4                      CRF                 Louisiana Boardwalk (29)
     5         IXIS Real Estate Capital Inc.    International Home Furnishings Center
     6                      MLML                Galileo NXL Retail Portfolio 2
    6.01                    MLML                Keegan's Meadow
    6.02                    MLML                Jones Square
    6.03                    MLML                Hilltop Plaza
    6.04                    MLML                Tuckernuck Square
    6.05                    MLML                Moundsville Plaza
    6.06                    MLML                Northridge Plaza
    6.07                    MLML                Northshore Plaza
    6.08                    MLML                Plantation Plaza
    6.09                    MLML                Marwood Plaza
    6.10                    MLML                Southern Village
    6.11                    MLML                Dover Park Plaza
    6.12                    MLML                Washtenaw Fountain Plaza
    6.13                    MLML                Jacksonian Plaza
     7                      CRF                 Chase Manhattan Centre
     8                      CRF                 Younan Portfolio - Dallas
    8.01                    CRF                 Eighty-Eighty Central
    8.02                    CRF                 9400 NCX
    8.03                    CRF                 North Central Plaza III
     9                      MLML                Lowe Tyson's Corner
    9.01                    MLML                Gallows Road
    9.02                    MLML                Kidwell Drive
     10                     MLML                Stafford Marketplace Shopping Center
     11                     MLML                Lodgian Portfolio 4
   11.01                    MLML                Crowne Plaza - West Palm Beach
   11.02                    MLML                Hilton - Columbia
   11.03                    MLML                Hilton - Troy
   11.04                    MLML                Holiday Inn Select - Irving
   11.05                    MLML                Residence Inn - Little Rock
   11.06                    MLML                Courtyard by Marriott - Paducah
   11.07                    MLML                Holiday Inn - Frederick
   11.08                    MLML                Holiday Inn SunSpree - Surfside Beach
     12                     CRF                 Tharaldson Portfolio IIIA
   12.01                    CRF                 Homewood Suites Willowbrook
   12.02                    CRF                 SpringHill Suites Memphis
   12.03                    CRF                 Hampton Inn Burnsville
   12.04                    CRF                 Holiday Inn Express Oklahoma City
   12.05                    CRF                 Fairfield Inn by Marriott Plano
   12.06                    CRF                 SpringHill Suites Houston
   12.07                    CRF                 Fairfield Inn Muncie
   12.08                    CRF                 Hampton Inn Stafford
   12.09                    CRF                 Fairfield Inn Westchase
   12.10                    CRF                 Hampton Inn Willowbrook
   12.11                    CRF                 Fairfield Inn Memphis
   12.12                    CRF                 Fairfield Inn Joliet North
   12.13                    CRF                 Hampton Inn Texas City
   12.14                    CRF                 Fairfield Inn Burnsville
   12.15                    CRF                 Comfort Inn Sioux City
   12.16                    CRF                 Fairfield Inn Texas City
     13                     MLML                Quads 345/Allred Cotton Center
     14                     CRF                 EDS Portfolio
   14.01                    CRF                 Camp Hill
   14.02                    CRF                 Auburn Hills Facilities
   14.03                    CRF                 Rancho Cordova
     15                     MLML                Westminster City Center
     16                     Key                 Hudson Park
     17                     MLML                Fresh Direct Warehouse
     18                     Key                 Chase Village Apartments
     19                     CRF                 625 Broadway and 909 Prospect (30)
   19.01                    CRF                 Broadway Office Building (Torbati Building)
   19.02                    CRF                 La Jolla Prospect Plaza
     20                     MLML                Empire Shopping Center
     21                     CRF                 Blue Cross Building (31)
     22                     CRF                 Oak Brook International Office Center
     23                     MLML                First Energy Office Building
     24                     MLML                U-Haul Self Storage Portfolio V
   24.01                    MLML                Westheimer U-Haul Center
   24.02                    MLML                U-Haul Mendenhall
   24.03                    MLML                U-Haul Center 67th & Bell
   24.04                    MLML                U-Haul Ctr N Tampa
   24.05                    MLML                U-Haul Ctr 24 Hwy
   24.06                    MLML                U-Haul Ctr Orange
   24.07                    MLML                U-Haul Savannah Ogeechee
   24.08                    MLML                U-Haul Ctr Morse Rd
   24.09                    MLML                U-Haul Ct Oakwood
   24.10                    MLML                U-Haul Skyland Blvd
   24.11                    MLML                U-Haul San Angelo
   24.12                    MLML                U-Haul Main Street Mov & Str
   24.13                    MLML                U-Haul Ctr S Topeka
   24.14                    MLML                U-Haul Saddle Brook
   24.15                    MLML                U-Haul Ct Pocatello
   24.16                    MLML                U-Haul City Centre
   24.17                    MLML                U-Haul Ctr Anaheim
     25                     CRF                 The Courtyard on Wilshire
     26                     MLML                U-Haul Self Storage Portfolio VI
   26.01                    MLML                U-Haul Ctr Westchester County
   26.02                    MLML                U-Haul Pleasant Hls
   26.03                    MLML                U-Haul Ctr Airport
   26.04                    MLML                U-Haul Ct Northeast
   26.05                    MLML                U-Haul Foothill Blv
   26.06                    MLML                U-Haul Outer Fort
   26.07                    MLML                U-Haul Center 34th Street
   26.08                    MLML                U-Haul Ct Crosstown
   26.09                    MLML                U-Haul Washington
   26.10                    MLML                U-Haul Ct I-24
   26.11                    MLML                U-Haul Center Westfield
   26.12                    MLML                U-Haul Hanover St
   26.13                    MLML                U-Haul Ct Livermore
   26.14                    MLML                U-Haul Center Olympia
   26.15                    MLML                U-Haul Gilbert Ave
   26.16                    MLML                U-Haul Center Point
   26.17                    MLML                U-Haul Towne East
   26.18                    MLML                U-Haul S Locust
   26.19                    MLML                U-Haul Center Longview
   26.20                    MLML                U-Haul Bloomsburg
   26.21                    MLML                U-Haul Center Gray Hwy
     27                     MLML                U-Haul Self Storage Portfolio VII
   27.01                    MLML                U-Haul Greater Miami
   27.02                    MLML                U-Haul Center Lancaster
   27.03                    MLML                U-Haul Boston Ave
   27.04                    MLML                U-Haul Ctr Weymouth
   27.05                    MLML                U-Haul Ctr Beltline
   27.06                    MLML                U-Haul Lake Square
   27.07                    MLML                U-Haul Ctr Box Road
   27.08                    MLML                U-Haul Ct Hyde Park
   27.09                    MLML                U-Haul Ctr Route 1
   27.10                    MLML                U-Haul Dallas Frwy
   27.11                    MLML                U-Haul Ct Downtown
   27.12                    MLML                U-Haul Wrightsboro
   27.13                    MLML                U-Haul Of Roseburg
   27.14                    MLML                U-Haul Greensburg
   27.15                    MLML                Fairgrounds U-Haul Center
   27.16                    MLML                U-Haul Ct W W White
   27.17                    MLML                U-Haul Ct Padre Isl
   27.18                    MLML                U-Haul Pace Blvd
     28                     CRF                 Meidinger Tower (32)
     29                     MLML                Greenwich Avenue Portfolio
   29.01                    MLML                252 Greenwich Avenue
   29.02                    MLML                321-325 Greenwich Avenue
   29.03                    MLML                234 Greenwich Avenue
   29.04                    MLML                151 Greenwich Avenue
     30                     MLML                Massapequa Shopping Center Portfolio
     31                     CRF                 Browntown and Millburn Plaza Portfolio
   31.01                    CRF                 Browntown Shopping Center
   31.02                    CRF                 Millburn Mall
     32                     MLML                Fountain Square
     33                     MLML                Parkway Crossing East
     34                     CRF                 Perkins Rowe Medical Office Center
     35                     CRF                 Signature Pavilion
     36                     CRF                 156 William Street
     37                     MLML                Rubio Plaza
     38                     CRF                 The Lakes at Thousand Oaks
     39                     CRF                 Simmons Market Place
     40                     MLML                The Plaza
     41                     Key                 Branbury Apartments
     42                     MLML                Marquee Place
     43                     CRF                 120 Bloomingdale
     44                     MLML                Cooper Point Pavillion
     45                     MLML                Inverness Heights Shopping Center
     46                     MLML                Lindell Towers
     47                     CRF                 Pageantry West Office Park
     48                     MLML                Wayzata Executive Park
     49                     CRF                 Midori & Holcomb Place
   49.01                    CRF                 The Midori
   49.02                    CRF                 Holcomb Place
     50                     MLML                Carmel Woods
     51                     MLML                Klahanie Village Shopping Center
     52                     CRF                 Inducon Portfolio
   52.01                    CRF                 410 - 440, 415 & 435 Lawrence Bell Drive
   52.02                    CRF                 60 - 90 Earhart Drive
   52.03                    CRF                 230 Cumberland Drive
   52.04                    CRF                 80 - 90 Curtwright Drive
     53                     MLML                Summit Office Park
     54                     Key                 Orchard Hardware Plaza
     55                     CRF                 Pecos Pebble Office Park
     56                     CRF                 Green Valley Technical Plaza (33)
     57                     CRF                 Westwood Estates Manufactured Housing Community
     58                     MLML                Temple Inland Industrial Portfolio
   58.01                    MLML                Santa Fe Springs
   58.02                    MLML                Buena Park
   58.03                    MLML                El Centro
     59                     MLML                Del Mar Heights Village
     60                     Key                 The Shoppes at Plantation
     61                     MLML                Valley Mack Plaza
     62                     CRF                 Tustin MOB I & II
   62.01                    CRF                 Tustin Medical Building II
   62.02                    CRF                 Tustin Medical Building I
     63                     MLML                Crown Valley Center
     64                     CRF                 1100 Buckingham Street
     65                     Key                 Raymour & Flanigan Showroom
     66                     MLML                390 East H Street
     67                     CRF                 Islands Village Shopping Center
     68                     MLML                Hi Desert Plaza
     69                     CRF                 Pecanland Commons Shopping Center
     70                     CRF                 Wal-Mart - Villa Rica
     71                     CRF                 Cosmo Lofts
     72                     MLML                IDT Building
     73                     CRF                 Worthing Place Apartments
     74                     Key                 Holden Commons Shopping Center
     75                     Key                 Aurora Highlands
     76                     MLML                Lake Frederica Shopping Center
     77                     MLML                Anthem Shopping Center
     78                     MLML                Bridgeview Plaza
     79                     CRF                 Paramus - Medical
     80                     MLML                Regency Plaza
     81                     MLML                Marriott - Racine
     82                     MLML                Sheldon Oaks
     83                     MLML                In Town Lofts
     84                     MLML                Wilderness Village Shopping Center
     85                     Key                 St. Armand's Circle
     86                     CRF                 GroupVI - FCH Medical Bldg
     87                     CRF                 Hampton Inn - Florida Mall
     88                     MLML                Shallowford Exchange
     89                     CRF                 Cornerstone Center
     90                     MLML                La Mesa Village Station
     91                     CRF                 Blackwell Plaza Shopping Center
     92                     CRF                 Valencia Town Center Plaza
     93                     MLML                Yarbrough Plaza
     94                     Key                 Cross Creek Villas
     95                     MLML                Pleasonton Park 131
     96                     MLML                Crimson Canyon Building
     97                     CRF                 Mainplace Merced
     98                     MLML                Campus Walk Apartments
     99                     CRF                 K-Mart - Bishop, CA
    100                     MLML                Hampton Inn - College Park
    101                     MLML                I-5 Corporate Center
    102                     CRF                 Wendover Ridge Shopping Center
    103                     Key                 Westchester Neighborhood School
    104                     MLML                Bridgeville Crossing Shopping Center
    105                     MLML                Parkway Crossing
    106                     MLML                Deer Park
    107                     Key                 Social Security Administration Building
    108                     Key                 Cedar-Pine Grove Plaza
    109                     CRF                 Group VI-Creekside Medical
    110                     CRF                 Holiday Inn Express Lompoc
    111                     CRF                 Laurel Inn
    112                     MLML                Wheatland Marketplace
    113                     CRF                 Carnivale/Project 84
    114                     CRF                 Flamingo Self Storage
    115                     MLML                Birchwood Health Care Center
    116                     CRF                 Laurel Village Shopping Center
    117                     Key                 Monroe Plaza Shopping Center
    118                     Key                 Columbia IV Shopping Center
    119                     MLML                Riverwatch Commons
    120                     MLML                Walgreens and Uno Chicago Grill
    121                     CRF                 Latina Warehouse
    122                     MLML                Redwood Apartments
    123                     MLML                Montano Shopping Center
    124                     MLML                Camino Village Shopping Center
    125                     MLML                Commerce Bank - Staten Island
    126                     MLML                Avalon Town Center
    127                     MLML                Princess Anne Executive Park
    128                     MLML                Parker Valley Center Lot 3
    129                     MLML                Comfort Inn & Suites
    130                     CRF                 Galleria Self Storage
    131                     CRF                 Osco Plaza
    132                     CRF                 39-41 North Fullerton Apartments
    133                     CRF                 Plaza de las Brisas
    134                     Key                 Waterfall Plaza
    135                     CRF                 Maryland Gardens
    136                     MLML                The Harbor at Southaven
    137                     MLML                East Towne Plaza
    138                     CRF                 Parkvale Medical Office Building
    139                     CRF                 Whispering Woods Apartments
    140                     CRF                 Sundance Self Storage
    141                     MLML                National City Retail
    142                     Key                 Centennial-Hanford Center PH I-C
    143                     CRF                 Moss VI Building
    144                     CRF                 Grayson Corners Shopping Center
    145                     MLML                Strawberry Fields
    146                     MLML                Colorado First Building
    147                     MLML                Federal Express Building
    148                     CRF                 Chimney Lakes Village
    149                     MLML                Regents Plaza
    150                     CRF                 GroupVI - 900 Westpark Drive
    151                     Key                 Storage Depot
    152                     Key                 Groveport Square Neighborhood Shopping Center
    153                     CRF                 Imperial Medical Office Building
    154                     MLML                CVS Thibodaux
    155                     MLML                Stoney Brook Commons
    156                     MLML                Tsern Retail
    157                     CRF                 Brighton Lane Shopping Center
    158                     MLML                La Quinta Lafayette
    159                     MLML                Alameda Self Storage
    160                     MLML                1500 McGowen
    161                     CRF                 Mondo Building
    162                     CRF                 Glen Arbor Apartments
    163                     CRF                 CVS Pharmacy - Sparta Road
    164                     CRF                 Fitch Building Complex
    165                     Key                 South Jordan Self Storage
    166                     CRF                 Peachtree Crest Business Center - Building 3760
    167                     CRF                 Stirling Palm Plaza
    168                     CRF                 South Sherwood Square
    169                     CRF                 47 Louise Street

   Loan #                                                            Street Address
   ------                                                            --------------

     1       Various
    1.01     31685-31845 Highway 79 South
    1.02     570 North Stephanie Street
    1.03     1209 Silas Creek Parkway
    1.04     4075-4115 State Road 7
    1.05     535 West 23rd Street
    1.06     4276 Lakeville Road
    1.07     2321-2515 Ellsworth Road
    1.08     2629 Decherd Boulevard
    1.09     1355 Sam Nunn Boulevard
    1.10     1710 West Kentucky Highway 192
    1.11     1291 Folly Road
    1.12     8015 Oswego Road
    1.13     1500 East Forsyth Street
    1.14     3985 Columbia Avenue
    1.15     1013 East 16th Street
    1.16     4000-4040 Murdoch Avenue
    1.17     7900 Normandy Boulevard
    1.18     7098-7167 North Michigan Road
     2       Various
    2.01     11000 Westwood Boulevard
    2.02     430 Duval Street
    2.03     12201 Ridgedale Drive
    2.04     6425 South 3000 East
    2.05     11001 Woodson Street
    2.06     58 State Circle
    2.07     74895 Frank Sinatra Drive
    2.08     38305 Cook Street
    2.09     8700 Research Drive
    2.10     920 Slater Road
     3       2148 Glendale Galleria & 100 West Broadway
     4       390 Plaza Loop
     5       210 East Commerce Avenue
     6       Various
    6.01     11711 West Bellfort
    6.02     10921 FM 1960 West
    6.03     1725 Laskin Road
    6.04     9004 West Broad Street
    6.05     1200-1300 and 1410 Lafayette Avenue
    6.06     8155-8271 West Brown Deer Road
    6.07     1502 - 1600 Wildcat Drive
    6.08     1001 Plantation Drive
    6.09     3335 Kentucky Avenue
    6.10     1223-1255 East Southern Avenue
    6.11     1 Sunnybrae Boulevard
    6.12     2720-2820 Washtenaw Avenue
    6.13     4950 North Highway 55
     7       1201 North Market Street
     8       Various
    8.01     8080 North Central Expressway
    8.02     9400 North Central Expressway
    8.03     12801 North Central Expressway
     9       Various
    9.01     1953 Gallows Road
    9.02     1951 Kidwell Drive
     10      1110 Stafford Market Place
     11      Various
   11.01     1601 Belvedere Road
   11.02     5485 Twin Knolls Road
   11.03     5500 Crooks Road
   11.04     4441 West John W. Carpenter Freeway
   11.05     1401 South Shackleford Road
   11.06     3835 Technology Drive
   11.07     999 West Patrick Street
   11.08     1601 North Ocean Boulevard
     12      Various
   12.01     7655 West FM 1960
   12.02     2800 New Brunswick Road
   12.03     14400 Nicollet Court
   12.04     7601 C.A. Henderson Boulevard
   12.05     4712 West Plano Parkway
   12.06     2750 North Loop West 610
   12.07     4011 West Bethel Pike
   12.08     4714 Techniplex Drive
   12.09     2400 West Sam Houston Parkway
   12.10     7645 West FM 1960
   12.11     8489 Highway 64
   12.12     3239 Norman Avenue
   12.13     2320 FM 2004
   12.14     14350 Nicollet Court
   12.15     4202 South Lakeport Street
   12.16     10700 E.F. Lowry Expressway
     13      4303, 4313, 4405, 4415, & 4425 East Cotton Center Boulevard
     14      Various
   14.01     225 Grandview Avenue
   14.02     1080 and 985 West Entrance Drive
   14.03     10888 White Rock Road
     15      9210-9440 North Sheridan Boulevard
     16      323 West 96th Street
     17      23-30 Borden Avenue
     18      375 Marche Chase Drive
     19      Various
   19.01     625 Broadway
   19.02     909 Prospect Street
     20      5865, 5867, 5869, 5875, 5879, 5885, 5887, 5891, and 5897 Lone Tree Way
     21      901 South Central Expressway
     22      2707, 2803, 2805 and 2809 Butterfield Road
     23      76 South Main Street
     24      Various
   24.01     14900 Westheimer Road
   24.02     3551 South Mendenhall Road
   24.03     6544 West Bell Road
   24.04     10415 North Florida Avenue
   24.05     305 East 24 Highway
   24.06     174 Boston Post Road
   24.07     3802 Ogeechee Road
   24.08     2980 Morse Road
   24.09     4 Westbank Expressway
   24.10     124 Skyland Boulevard East
   24.11     1330 South Koenigheim
   24.12     3197 Main Street
   24.13     3825 Southwest Topeka Boulevard
   24.14     210 US Highway 46
   24.15     709 North 5th Avenue
   24.16     230 South Verity Parkway
   24.17     626 South Anaheim Boulevard
     25      1801-31 Wilshire Boulevard
     26      Various
   26.01     937 Saw Mill River Road
   26.02     5 Clairton Boulevard
   26.03     5356 University Boulevard
   26.04     8833 Dyer Street
   26.05     16823 Foothill Boulevard
   26.06     3175 South Fort
   26.07     4825 West 34th Street
   26.08     3611 South Port Avenue
   26.09     960 Washington Road
   26.10     3020 Lamar Avenue
   26.11     50 Springfield Road
   26.12     87 Hanover Street
   26.13     3429 Gardella Plaza
   26.14     2516 East 4th Avenue
   26.15     2320 Gilbert Avenue
   26.16     1636 Center Point Road
   26.17     5213 East Pawnee
   26.18     1730 South Locust Street
   26.19     410 West Marshall Avenue
   26.20     2101 Columbus Boulevard
   26.21     770 Gray Highway
     27      Various
   27.01     1000 Northeast 1st Avenue
   27.02     42925 Sierra Highway
   27.03     636-650 Boston Avenue
   27.04     666 Bridge Street
   27.05     200 South Beltline Highway
   27.06     10128 Highway 441 South
   27.07     1700 Box Road
   27.08     150 Fairmount Avenue
   27.09     390 Providence Highway
   27.10     5333 North Freeway
   27.11     970 1/2 Springhill Avenue
   27.12     3363 Wrightsboro Road
   27.13     1182 Northeast Stephens Street
   27.14     1010 East Pittsburg Street
   27.15     3028 Bessemer Road
   27.16     4502 Rigsby Avenue
   27.17     4344 South Padre Island Drive
   27.18     2817 North Pace Boulevard
     28      462 South 4th Street
     29      Various
   29.01     252 Greenwich Avenue
   29.02     321-325 Greenwich Avenue
   29.03     234 Greenwich Avenue
   29.04     151 Greenwich Avenue
     30      1220, 1276 and 1310 Hicksville Road
     31      Various
   31.01     2601 - 2727 Middlesex County Road Route 516 and Gaub Road
   31.02     2019 - 2933 Vauxhall Road
     32      310-630 East Bell Road
     33      2300-2485 Prince William Parkway
     34      10101 Park Rowe Avenue
     35      310-390 North Escondido Boulevard
     36      156 William Street
     37      16542-16550 Ventura Boulevard
     38      2200 East Thousand Oaks Boulevard
     39      5465 - 5595 Simmons Street
     40      1500 Palisades Avenue
     41      449 West 1720 North
     42      641-681 East Lake Street
     43      120 Bloomingdale Road
     44      1510-1620 Cooper Point Road Southwest
     45      Southeast Corner of Cahaba Beach Road and U.S. Highway 280
     46      3733 & 3745 Lindell Boulevard
     47      8925 and 8945 West Russell Road
     48      1903, 1905 & 1907 Wayzata Boulevard
     49      Various
   49.01     5335 Triangle Parkway
   49.02     3150 Holcomb Bridge Road
     50      1010 Clubhouse Court
     51      4560 Klahanie Drive Southeast
     52      Various
   52.01     410 - 440, 415 & 435 Lawrence Bell Drive
   52.02     60 - 90 Earhart Drive
   52.03     230 Cumberland Drive
   52.04     80 - 90 Curtwright Drive
     53      300 Centerville Road
     54      8998-9116 Foothill Boulevard
     55      8905, 8925, 8935, 8955, 8965, 8975 and 8985 South Pecos Road
     56      5251 Business Center Drive
     57      7801 88th Avenue
     58      Various
   58.01     9211 Norwalk Boulevard
   58.02     6211 Descanso Avenue
   58.03     120 East Ross Avenue
     59      2602-2690 Del Mar Heights Road
     60      6800-6830 Shoppes At Plantation Drive
     61      6100 & 6200 Mack Road
     62      Various
   62.01     14642 Newport Avenue
   62.02     14591 Newport Avenue
     63      27620 - 27680 Marguerite Parkway
     64      1100 Buckingham Street
     65      1855 Central Park Avenue-Route 100
     66      390 East H Street
     67      1404, 1422, 1430, 1440, 1442, 1500, 1520 and 1560 West Warner Road and 700 and 735 South Islands Drive
     68      16970 Bear Valley Road
     69      4209-4299 Pecanland Mall Drive
     70      600 Highway 61
     71      1617 Cosmo Street
     72      225-226 Old New Brunswick Road
     73      1100 County Line Road
     74      160-164 Reservoir Street
     75      1700-1791 South Buckley Road
     76      3902 South Semoran Boulevard
     77      3668 & 3720 West Anthem Way
     78      3650 Route 9W
     79      275 Forest Avenue
     80      548 Contra Costa Boulevard
     81      7111 Washington Avenue
     82      2525 Cal Young Road
     83      450 Stonewall Street
     84      22117 Southeast 237th Street
     85      443-455 John Ringling Boulevard
     86      1279 Highway 54
     87      8601 South Orange Blossom Trail
     88      2558 Shallowford Road
     89      12601, 12607, 12615 Artesia Boulevard
     90      5901-5999 Severin Drive
     91      2959 Canton Road
     92      24510 Town Center Drive
     93      10501 Gateway West
     94      4912 Alpine Ridge Drive
     95      6621-6665 Owens Drive
     96      7373 & 7375 Peak Drive
     97      403-439 West Main Street
     98      455 Racine Drive
     99      1200 North Main Street
    100      9670 Baltimore Avenue
    101      802 134th Street Southwest
    102      4212 -4216 West Wendover Road
    103      5401 South Beethoven Street
    104      9537 Bridgeville Center Road
    105      11812 Carolina Place Parkway
    106      646 Canyon Road
    107      10824 North Central Expressway
    108      18 Broadway Road
    109      6095 Professional Parkway
    110      1417 North H Street
    111      444 Presidio Avenue
    112      3207-3215 Kirnwood Dtrive
    113      18227 NE 4th Court
    114      9960 West Flamingo Road
    115      4800 Bear Road
    116      3527-3535 California Street
    117      8527-8553 IH 45 South
    118      5422 Forest Drive
    119      992 Stevens Creek Road
    120      218-220 Huttleston Avenue
    121      2775 Broadway
    122      1001 East Fern Avenue
    123      6200 Coors Boulevard Northwest
    124      1401-1405 South El Camino Real
    125      5454 Amboy Road
    126      1030 East Highway 377
    127      2396 Court Plaza Drive
    128      11177 South Dransfeldt Road
    129      2540 Davie Road
    130      851 Galleria Boulevard
    131      8940 & 8960 West Bell Road
    132      39-41 North Fullerton Avenue
    133      9819 - 9889 Foothill Boulevard
    134      5623-5725 Dixie Highway
    135      4529 West Ocotillo Road
    136      3333 Fairhaven Drive
    137      2901 Williamsburg Road
    138      4616 North 51st Avenue
    139      4411 Northside Drive
    140      1351 Baseline Road
    141      3403 & 3421 East Plaza Boulevard
    142      110, 112, 114, and 212 North 12th Avenue
    143      10200 Sepulveda Boulevard
    144      600 C.W. Stevens Boulevard
    145      1654 South Marion Avenue
    146      3204 & 3260 North Academy Boulevard
    147      2960 North Martin Avenue
    148      8540 Argyle Forest Boulevard
    149      7475 Clairemont Mesa Boulevard
    150      900 Westpark Drive
    151      3401 Airline Boulevard
    152      6011-6029 Groveport Road
    153      15651 Imperial Highway
    154      201 North Canal Boulevard
    155      4 Riverside Avenue & 10 North Main Street
    156      1710 Tipton Street
    157      11911-41 Southwest Freeway
    158      1015 West Pinhook Road
    159      1913 Sherman Street
    160      1500 McGowen Street
    161      501 West Main Street
    162      2250 West Glendale Avenue
    163      240 Sparta Road
    164      360 - 370 East Avenue
    165      10188 South Redwood Road
    166      3760 Peachtree Crest Drive
    167      10201-10261 Stirling Road
    168      5830 South Sherwood Forest Boulevard
    169      47 Louise Street

                                                                                                Number of              Property
   Loan #               City              State       Zip Code              County             Properties                Type
   ------               ----              -----       --------              ------             ----------                ----

     1       Various                     Various       Various     Various                         18         Retail
    1.01     Temecula                       CA          92592      Riverside                        1         Retail
    1.02     Henderson                      NV          89014      Clark                            1         Retail
    1.03     Winston Salem                  NC          27127      Forsyth                          1         Retail
    1.04     Lake Worth                     FL          33467      Palm Beach                       1         Retail
    1.05     Panama City                    FL          32405      Bay                              1         Retail
    1.06     Geneseo                        NY          14454      Livingston                       1         Retail
    1.07     Ypsilanti                      MI          48197      Washtenaw                        1         Retail
    1.08     Winchester                     TN          37398      Franklin                         1         Retail
    1.09     Perry                          GA          31069      Houston                          1         Retail
    1.10     London                         KY          40741      Laurel                           1         Retail
    1.11     James Island                   SC          29412      Charleston                       1         Retail
    1.12     Liverpool                      NY          13090      Onondaga                         1         Retail
    1.13     Americus                       GA          31709      Sumter                           1         Retail
    1.14     West Hempfield                 PA          17603      Lancaster                        1         Retail
    1.15     Cordele                        GA          31015      Crisp                            1         Retail
    1.16     Parkersburg                    WV          26101      Wood                             1         Retail
    1.17     Jacksonville                   FL          32221      Duval                            1         Retail
    1.18     Indianapolis                   IN          46268      Marion                           1         Retail
     2       Various                     Various       Various     Various                         10         Hospitality
    2.01     Orlando                        FL          32821      Orange                           1         Hospitality
    2.02     Key West                       FL          33040      Monroe                           1         Hospitality
    2.03     Minnetonka                     MN          55305      Hennepin                         1         Hospitality
    2.04     Salt Lake City                 UT          84121      Salt Lake                        1         Hospitality
    2.05     Overland Park                  KS          66211      Johnson                          1         Hospitality
    2.06     Annapolis                      MD          21401      Anne Arundel                     1         Hospitality
    2.07     Palm Desert                    CA          92211      Riverside                        1         Hospitality
    2.08     Palm Desert                    CA          92211      Riverside                        1         Hospitality
    2.09     Charlotte                      NC          28262      Mecklenburg                      1         Hospitality
    2.10     Durham                         NC          27703      Durham                           1         Hospitality
     3       Glendale                       CA          91210      Los Angeles                      1         Retail
     4       Bossier City                   LA          71111      Bossier                          1         Retail
     5       High Point                     NC          27260      Guilford                         1         Other
     6       Various                     Various       Various     Various                         13         Retail
    6.01     Stafford                       TX          77477      Harris                           1         Retail
    6.02     Houston                        TX          77070      Harris                           1         Retail
    6.03     Virginia Beach                 VA          23454      Virginia Beach                   1         Retail
    6.04     Richmond                       VA          23294      Henrico                          1         Retail
    6.05     Moundsville                    WV          26041      Marshall                         1         Retail
    6.06     Milwaukee                      WI          53223      Milwaukee                        1         Retail
    6.07     Portland                       TX          78374      San Patricio                     1         Retail
    6.08     Clute                          TX          77531      Brazoria                         1         Retail
    6.09     Indianapolis                   IN          43221      Marion                           1         Retail
    6.10     Mesa                           AZ          85204      Maricopa                         1         Retail
    6.11     Yardville                      NJ          08620      Mercer                           1         Retail
    6.12     Ypsilanti                      MI          48197      Washtenaw                        1         Retail
    6.13     Jackson                        MS          39211      Hinds                            1         Retail
     7       Wilmington                     DE          19801      New Castle                       1         Office
     8       Dallas                         TX         Various     Dallas                           3         Office
    8.01     Dallas                         TX          75206      Dallas                           1         Office
    8.02     Dallas                         TX          75231      Dallas                           1         Office
    8.03     Dallas                         TX          75243      Dallas                           1         Office
     9       Vienna                         VA          22182      Fairfax                          2         Office
    9.01     Vienna                         VA          22182      Fairfax                          1         Office
    9.02     Vienna                         VA          22182      Fairfax                          1         Office
     10      Stafford                       VA          22556      Stafford                         1         Retail
     11      Various                     Various       Various     Various                          8         Hospitality
   11.01     West Palm Beach                FL          33406      Palm Beach                       1         Hospitality
   11.02     Columbia                       MD          21045      Howard                           1         Hospitality
   11.03     Troy                           MI          48098      Oakland                          1         Hospitality
   11.04     Irving                         TX          75063      Dallas                           1         Hospitality
   11.05     Little Rock                    AR          72211      Pulaski                          1         Hospitality
   11.06     Paducah                        KY          42001      McCracken                        1         Hospitality
   11.07     Frederick                      MD          21702      Frederick                        1         Hospitality
   11.08     Surfside Beach                 SC          29575      Horry                            1         Hospitality
     12      Various                     Various       Various     Various                         16         Hospitality
   12.01     Houston                        TX          77070      Harris                           1         Hospitality
   12.02     Memphis                        TN          38133      Shelby                           1         Hospitality
   12.03     Burnsville                     MN          55306      Dakota                           1         Hospitality
   12.04     Oklahoma City                  OK          73139      Oklahoma                         1         Hospitality
   12.05     Plano                          TX          75093      Collin                           1         Hospitality
   12.06     Houston                        TX          77092      Harris                           1         Hospitality
   12.07     Muncie                         IN          47304      Delaware                         1         Hospitality
   12.08     Stafford                       TX          77477      Fort Bend                        1         Hospitality
   12.09     Houston                        TX          77042      Harris                           1         Hospitality
   12.10     Houston                        TX          77070      Harris                           1         Hospitality
   12.11     Memphis                        TN          38133      Shelby                           1         Hospitality
   12.12     Joliet                         IL          60431      Will                             1         Hospitality
   12.13     Texas City                     TX          77591      Galveston                        1         Hospitality
   12.14     Burnsville                     MN          55306      Dakota                           1         Hospitality
   12.15     Sioux City                     IA          51106      Woodbury                         1         Hospitality
   12.16     Texas City                     TX          77591      Galveston                        1         Hospitality
     13      Phoenix                        AZ          85040      Maricopa                         1         Industrial
     14      Various                     Various       Various     Various                          3         Office
   14.01     East Pennsboro                 PA          17011      Cumberland                       1         Office
   14.02     Auburn Hills                   MI          48326      Oakland                          1         Office
   14.03     Rancho Cordova                 CA          95670      Sacramento                       1         Office
     15      Westminster                    CO          80031      Adams                            1         Retail
     16      New York                       NY          10025      New York                         1         Multifamily
     17      Long Island City               NY          11101      Queens                           1         Industrial
     18      Eugene                         OR          97401      Lane                             1         Multifamily
     19      Various                        CA         Various     San Diego                        2         Various
   19.01     San Diego                      CA          92101      San Diego                        1         Office
   19.02     La Jolla                       CA          92037      San Diego                        1         Mixed Use
     20      Antioch                        CA          94509      Contra Costa                     1         Retail
     21      Richardson                     TX          75080      Dallas                           1         Office
     22      Oak Brook                      IL          60523      DuPage                           1         Office
     23      Akron                          OH          44308      Summit                           1         Office
     24      Various                     Various       Various     Various                         17         Self Storage
   24.01     Houston                        TX          77082      Harris                           1         Self Storage
   24.02     Memphis                        TN          38115      Shelby                           1         Self Storage
   24.03     Glendale                       AZ          85308      Maricopa                         1         Self Storage
   24.04     Tampa                          FL          33612      Hillsborough                     1         Self Storage
   24.05     Independence                   MO          64050      Jackson                          1         Self Storage
   24.06     Orange                         CT          06477      New Haven                        1         Self Storage
   24.07     Savannah                       GA          31405      Chatham                          1         Self Storage
   24.08     Columbus                       OH          43229      Franklin                         1         Self Storage
   24.09     Gretna                         LA          70053      Jefferson                        1         Self Storage
   24.10     Tuscaloosa                     AL          35405      Tuscaloosa                       1         Self Storage
   24.11     San Angelo                     TX          76903      Tom Green                        1         Self Storage
   24.12     Hartford                       CT          06120      Hartford                         1         Self Storage
   24.13     Topeka                         KS          66609      Shawnee                          1         Self Storage
   24.14     Saddle Brook                   NJ          07662      Bergen                           1         Self Storage
   24.15     Pocatello                      ID          83201      Bannock                          1         Self Storage
   24.16     Middletown                     OH          45042      Butler                           1         Self Storage
   24.17     Anaheim                        CA          92805      Orange                           1         Self Storage
     25      Santa Monica                   CA          90403      Los Angeles                      1         Office
     26      Various                     Various       Various     Various                         21         Self Storage
   26.01     Yonkers                        NY          10701      Westchester                      1         Self Storage
   26.02     Pleasant Hills                 PA          15236      Allegheny                        1         Self Storage
   26.03     Moon Township                  PA          15108      Allegheny                        1         Self Storage
   26.04     El Paso                        TX          79904      El Paso                          1         Self Storage
   26.05     Fontana                        CA          92335      San Bernardino                   1         Self Storage
   26.06     Detroit                        MI          48217      Wayne                            1         Self Storage
   26.07     Houston                        TX          77092      Harris                           1         Self Storage
   26.08     Corpus Christi                 TX          78415      Nueces                           1         Self Storage
   26.09     Washington                     PA          15301      Washington                       1         Self Storage
   26.10     Memphis                        TN          38114      Shelby                           1         Self Storage
   26.11     Westfield                      MA          01085      Hampden                          1         Self Storage
   26.12     Lebanon                        NH          03766      Grafton                          1         Self Storage
   26.13     Livermore                      CA          94550      Alameda                          1         Self Storage
   26.14     Olympia                        WA          98506      Thurston                         1         Self Storage
   26.15     Cincinnati                     OH          45206      Hamilton                         1         Self Storage
   26.16     Birmingham                     AL          35215      Jefferson                        1         Self Storage
   26.17     Wichita                        KS          67218      Sedgwick                         1         Self Storage
   26.18     Grand Island                   NE          68801      Hall                             1         Self Storage
   26.19     Longview                       TX          75601      Gregg                            1         Self Storage
   26.20     Bloomsburg                     PA          17815      Columbia                         1         Self Storage
   26.21     Macon                          GA          31211      Bibb                             1         Self Storage
     27      Various                     Various       Various     Various                         18         Self Storage
   27.01     Miami                          FL          33132      Miami-Dade                       1         Self Storage
   27.02     Lancaster                      CA          93534      Los Angeles                      1         Self Storage
   27.03     Bridgeport                     CT          06610      Fairfield                        1         Self Storage
   27.04     Weymouth                       MA          02188      Norfolk                          1         Self Storage
   27.05     Mobile                         AL          36608      Mobile                           1         Self Storage
   27.06     Leesburg                       FL          34788      Lake                             1         Self Storage
   27.07     Columbus                       GA          31907      Muscogee                         1         Self Storage
   27.08     Hyde Park                      MA          02136      Suffolk                          1         Self Storage
   27.09     Norwood                        MA          02062      Norfolk                          1         Self Storage
   27.10     Houston                        TX          77022      Harris                           1         Self Storage
   27.11     Mobile                         AL          36604      Mobile                           1         Self Storage
   27.12     Augusta                        GA          30909      Richmond                         1         Self Storage
   27.13     Roseburg                       OR          97470      Douglas                          1         Self Storage
   27.14     Greensburg                     PA          15601      Westmoreland                     1         Self Storage
   27.15     Birmingham                     AL          35208      Jefferson                        1         Self Storage
   27.16     San Antonio                    TX          78222      Bexar                            1         Self Storage
   27.17     Corpus Christi                 TX          78411      Nueces                           1         Self Storage
   27.18     Pensacola                      FL          32505      Escambia                         1         Self Storage
     28      Louisville                     KY          40202      Jefferson                        1         Office
     29      Greenwich                      CT          06830      Fairfield                        4         Various
   29.01     Greenwich                      CT          06830      Fairfield                        1         Retail
   29.02     Greenwich                      CT          06830      Fairfield                        1         Mixed Use
   29.03     Greenwich                      CT          06830      Fairfield                        1         Mixed Use
   29.04     Greenwich                      CT          06830      Fairfield                        1         Mixed Use
     30      Seaford                        NY          11783      Nassau                           1         Retail
     31      Various                        NJ         Various     Various                          2         Retail
   31.01     Old Bridge                     NJ          08857      Middlesex                        1         Retail
   31.02     Union                          NJ          07088      Union                            1         Retail
     32      Phoenix                        AZ          85022      Maricopa                         1         Retail
     33      Woodbridge                     VA          22192      Prince William                   1         Retail
     34      Baton Rouge                    LA          70810      Baton Rouge                      1         Office
     35      Escondido                      CA          92025      San Diego                        1         Retail
     36      New York                       NY          10038      New York                         1         Office
     37      Encino                         CA          91436      Los Angeles                      1         Office
     38      Thousand Oaks                  CA          91362      Ventura                          1         Retail
     39      Las Vegas                      NV          89031      Clark                            1         Retail
     40      Fort Lee                       NJ          07024      Bergen                           1         Multifamily
     41      Provo                          UT          84602      Utah                             1         Multifamily
     42      Wayzata                        MN          55391      Hennepin                         1         Mixed Use
     43      White Plains                   NY          10605      Westchester                      1         Office
     44      Olympia                        WA          98502      Thurston                         1         Retail
     45      Birmingham                     AL          35242      Shelby                           1         Retail
     46      Saint Louis                    MO          63108      Saint Louis City                 1         Multifamily
     47      Las Vegas                      NV          89148      Clark                            1         Office
     48      Wayzata                        MN          55391      Hennepin                         1         Office
     49      Norcross                       GA         Various     Gwinnett                         2         Office
   49.01     Norcross                       GA          30092      Gwinnett                         1         Office
   49.02     Norcross                       GA          30071      Gwinnett                         1         Office
     50      Carmel                         IN          46032      Hamilton                         1         Multifamily
     51      Issaquah                       WA          98029      King                             1         Retail
     52      Various                     Various       Various     Various                          4         Office
   52.01     Amherst                        NY          14221      Erie                             1         Office
   52.02     Amherst                        NY          14221      Erie                             1         Office
   52.03     Nashville                      TN          37228      Davidson                         1         Office
   52.04     Amherst                        NY          14221      Erie                             1         Office
     53      Warwick                        RI          02886      Kent                             1         Office
     54      Rancho Cucamonga               CA          91730      San Bernardino                   1         Retail
     55      Henderson                      NV          89074      Clark                            1         Office
     56      Fairfield                      CA          94534      Solano                           1         Office
     57      Pleasant Prairie               WI          53158      Kenosha                          1         Manufactured Housing
     58      Various                        CA         Various     Various                          3         Industrial
   58.01     Santa Fe Springs               CA          90670      Los Angeles                      1         Industrial
   58.02     Buena Park                     CA          90620      Orange                           1         Industrial
   58.03     El Centro                      CA          92243      Imperial                         1         Industrial
     59      San Diego                      CA          92014      San Diego                        1         Mixed Use
     60      Fort Myers                     FL          33912      Lee                              1         Retail
     61      Sacramento                     CA          95823      Sacramento                       1         Retail
     62      Tustin                         CA          92780      Orange                           2         Office
   62.01     Tustin                         CA          92780      Orange                           1         Office
   62.02     Tustin                         CA          92780      Orange                           1         Office
     63      Mission Viejo                  CA          92692      Orange                           1         Retail
     64      Watertown                      CT          06795      Litchfield                       1         Industrial
     65      Yonkers                        NY          10710      Westchester                      1         Retail
     66      Chula Vista                    CA          91910      San Diego                        1         Retail
     67      Gilbert                        AZ          85233      Maricopa                         1         Retail
     68      Victorville                    CA          92392      San Bernardino                   1         Retail
     69      Monroe                         LA          71203      Ouachita Parish                  1         Retail
     70      Villa Rica                     GA          30180      Carroll                          1         Retail
     71      Hollywood                      CA          90028      Los Angeles                      1         Multifamily
     72      Piscataway                     NJ          08854      Middlesex                        1         Industrial
     73      Kansas City                    KS          66103      Wyandotte                        1         Multifamily
     74      Holden                         MA          01520      Worcester                        1         Retail
     75      Aurora                         CO          80017      Arapahoe                         1         Retail
     76      Orlando                        FL          32822      Orange                           1         Retail
     77      Anthem                         AZ          85086      Maricopa                         1         Retail
     78      Highland                       NY          12528      Ulster                           1         Retail
     79      Paramus                        NJ          07652      Bergen                           1         Office
     80      Pleasant Hill                  CA          94523      Contra Costa                     1         Retail
     81      Racine                         WI          53406      Racine                           1         Hospitality
     82      Eugene                         OR          97401      Lane                             1         Multifamily
     83      Atlanta                        GA          30313      Fulton                           1         Multifamily
     84      Maple Valley                   WA          98038      King                             1         Retail
     85      Sarasota                       FL          34326      Sarasota                         1         Retail
     86      Fayetteville                   GA          30214      Fayette                          1         Office
     87      Orlando                        FL          32809      Orange                           1         Hospitality
     88      Atlanta                        GA          30345      DeKalb                           1         Retail
     89      Cerritos                       CA          90703      Los Angeles                      1         Retail
     90      La Mesa                        CA          91942      San Diego                        1         Mixed Use
     91      Marietta                       GA          30066      Cobb                             1         Retail
     92      Valencia                       CA          91355      Los Angeles                      1         Retail
     93      El Paso                        TX          79925      El Paso                          1         Retail
     94      Columbia                       MO          65202      Boone                            1         Multifamily
     95      Pleasanton                     CA          94588      Alameda                          1         Office
     96      Las Vegas                      NV          89128      Clark                            1         Office
     97      Merced                         CA          95340      Merced                           1         Retail
     98      Wilmington                     NC          28403      New Hanover                      1         Multifamily
     99      Bishop                         CA          93514      Inyo                             1         Retail
    100      College Park                   MD          20740      Prince Georges                   1         Hospitality
    101      Everett                        WA          98204      Snohomish                        1         Industrial
    102      Greensboro                     NC          27407      Guilford                         1         Retail
    103      Los Angeles                    CA          90066      Los Angeles                      1         Office
    104      Bridgeville                    DE          19933      Sussex                           1         Retail
    105      Pineville                      NC          28134      Mecklenburg                      1         Retail
    106      Novato                         CA          94947      Marin                            1         Multifamily
    107      Dallas                         TX          75231      Dallas                           1         Office
    108      Pemberton Township             NJ          08015      Burlington                       1         Retail
    109      Douglasville                   GA          30134      Douglas                          1         Office
    110      Lompoc                         CA          93436      Santa Barbara                    1         Hospitality
    111      San Francisco                  CA          94115      San Francisco                    1         Hospitality
    112      Dallas                         TX          75237      Dallas                           1         Retail
    113      North Miami Beach              FL          33162      Miami-Dade                       1         Industrial
    114      Las Vegas                      NV          89147      Clark                            1         Self Storage
    115      Liverpool                      NY          13088      Onondaga                         1         Multifamily
    116      San Francisco                  CA          94118      San Francisco                    1         Retail
    117      Houston                        TX          77017      Harris                           1         Retail
    118      Columbia                       SC          29206      Richland                         1         Retail
    119      Augusta                        GA          30907      Richmond                         1         Mixed Use
    120      Fairhaven                      MA          02719      Bristol                          1         Retail
    121      Cheektowaga                    NY          14227      Erie                             1         Industrial
    122      McAllen                        TX          78501      Hidalgo                          1         Multifamily
    123      Albuquerque                    NM          87120      Bernalillo                       1         Retail
    124      Oceanside                      CA          92054      San Diego                        1         Retail
    125      Staten Island                  NY          10312      Richmond                         1         Retail
    126      Granbury                       TX          76048      Hood                             1         Retail
    127      Virginia Beach                 VA          23456      Virginia Beach City              1         Office
    128      Parker                         CO          80134      Douglas                          1         Retail
    129      Davie                          FL          33317      Broward                          1         Hospitality
    130      Roseville                      CA          95678      Placer                           1         Self Storage
    131      Peoria                         AZ          85382      Maricopa                         1         Retail
    132      Montclair                      NJ          07042      Essex                            1         Multifamily
    133      Rancho Cucamonga               CA          91730      San Bernardino                   1         Retail
    134      Waterford                      MI          48329      Oakland                          1         Retail
    135      Glendale                       AZ          85301      Maricopa                         1         Multifamily
    136      Lafayette                      IN          47909      Tippecanoe                       1         Multifamily
    137      Richmond                       VA          23231      Henrico                          1         Retail
    138      Phoenix                        AZ          85031      Maricopa                         1         Office
    139      Macon                          GA          31210      Bibb                             1         Multifamily
    140      Roseville                      CA          95747      Placer                           1         Self Storage
    141      National City                  CA          91950      San Diego                        1         Retail
    142      Hanford                        CA          93230      Kings                            1         Retail
    143      Mission Hills                  CA          91345      Los Angeles                      1         Office
    144      Grayson                        KY          41143      Carter                           1         Retail
    145      Springfield                    MO          65807      Greene                           1         Multifamily
    146      Colorado Springs               CO          80917      El Paso                          1         Office
    147      Springfield                    MO          65803      Greene                           1         Industrial
    148      Jacksonville                   FL          32244      Duval                            1         Retail
    149      San Diego                      CA          92111      San Diego                        1         Retail
    150      Peachtree City                 GA          30269      Fayette                          1         Office
    151      Portsmouth                     VA          23701      Portsmouth City                  1         Self Storage
    152      Groveport                      OH          43125      Franklin                         1         Retail
    153      La Mirada                      CA          90638      Los Angeles                      1         Office
    154      Thibodoux                      LA          70301      Lafourche Parish                 1         Retail
    155      Bristol                        CT          06010      Hartford                         1         Office
    156      Seymour                        IN          47274      Jackson                          1         Retail
    157      Stafford                       TX          77477      Fort Bend                        1         Retail
    158      Lafayette                      LA          70503      Lafayette                        1         Hospitality
    159      Alameda                        CA          94501      Alameda                          1         Self Storage
    160      Houston                        TX          77004      Harris                           1         Office
    161      Merced                         CA          95340      Merced                           1         Office
    162      Phoenix                        AZ          85021      Maricopa                         1         Multifamily
    163      North Wilkesboro               NC          28659      Wilkes                           1         Retail
    164      Rochester                      NY          14604      Monroe                           1         Office
    165      South Jordan                   UT          84095      Salt Lake                        1         Self Storage
    166      Duluth                         GA          30097      Gwinnett                         1         Industrial
    167      Cooper City                    FL          33328      Broward                          1         Retail
    168      Baton Rouge                    LA          70816      East Baton Rouge                 1         Retail
    169      San Rafael                     CA          94901      Marin                            1         Industrial

                         Property                                     Year             Total                 Unit of
   Loan #                 SubType                 Year Built        Renovated        SF/Units                Measure
   ------                 -------                 ----------        ---------        --------                -------

     1       Anchored                              Various           Various             3,141,388                 SF
    1.01     Anchored                                1997             2004                 203,904                 SF
    1.02     Anchored                                1998                                  276,460                 SF
    1.03     Anchored                                1960             2004                 286,405                 SF
    1.04     Anchored                                2002                                  133,520                 SF
    1.05     Anchored                                1989                                  289,119                 SF
    1.06     Anchored                                1993                                  204,609                 SF
    1.07     Anchored                                1992                                  195,413                 SF
    1.08     Anchored                                1996                                  208,123                 SF
    1.09     Anchored                                1992             2004                 179,973                 SF
    1.10     Anchored                                1994                                  169,032                 SF
    1.11     Anchored                                1994                                  171,224                 SF
    1.12     Anchored                                1971             1989                 235,725                 SF
    1.13     Anchored                                1972             2003                 165,315                 SF
    1.14     Anchored                                1994                                   63,392                 SF
    1.15     Anchored                                1968             2002                 126,427                 SF
    1.16     Anchored                                1986                                   74,017                 SF
    1.17     Anchored                                1976             1996                  87,240                 SF
    1.18     Anchored                                1968             1982                  71,490                 SF
     2       Various                               Various           Various                 1,703              Rooms
    2.01     Limited Service                         2002                                      350              Rooms
    2.02     Full Service                            1925             1985                     160              Rooms
    2.03     Full Service                            1984             2001                     220              Rooms
    2.04     Limited Service                         1999                                      144              Rooms
    2.05     Limited Service                         2000                                      168              Rooms
    2.06     Full Service                            1727             2005                     124              Rooms
    2.07     Full Service                            1999                                      151              Rooms
    2.08     Limited Service                         1999                                      130              Rooms
    2.09     Limited Service                         2001                                      136              Rooms
    2.10     Limited Service                         2000                                      120              Rooms
     3       Anchored                                1976             1998                 660,671                 SF
     4       Anchored                                2005                                  544,175                 SF
     5       Furnituremart                        1921-2000           2004               2,706,510                 SF
     6       Anchored                              Various           Various             1,588,089                 SF
    6.01     Anchored                                1983             1999                 125,298                 SF
    6.02     Anchored                                1978             1988                 169,003                 SF
    6.03     Anchored                                1987                                  152,025                 SF
    6.04     Anchored                                1981             1994                  86,010                 SF
    6.05     Anchored                                1961             1994                 180,346                 SF
    6.06     Anchored                                1975             1996                 150,164                 SF
    6.07     Anchored                                1981             2000                 152,144                 SF
    6.08     Anchored                                1973             2002                 100,277                 SF
    6.09     Anchored                                1972             1992                 107,080                 SF
    6.10     Anchored                                1986             1997                  84,054                 SF
    6.11     Anchored                                1966             2004                  58,025                 SF
    6.12     Anchored                                1989                                  135,942                 SF
    6.13     Anchored                                1990                                   87,721                 SF
     7       CBD                                     1988                                  441,341                 SF
     8       Suburban                              Various           Various             1,005,787                 SF
    8.01     Suburban                                1984                                  283,668                 SF
    8.02     Suburban                                1981             1999                 372,550                 SF
    8.03     Suburban                                1985                                  349,569                 SF
     9       Suburban                              Various           Various               431,861                 SF
    9.01     Suburban                                1983             2005                 256,272                 SF
    9.02     Suburban                                1980                                  175,589                 SF
     10      Anchored                                2004                                  331,742                 SF
     11      Various                               Various           Various                 1,331              Rooms
   11.01     Full Service                            1983             2001                     219              Rooms
   11.02     Full Service                            1982             2003                     152              Rooms
   11.03     Full Service                            1976             2003                     191              Rooms
   11.04     Full Service                            1978                                      282              Rooms
   11.05     Limited Service                         1998                                       96              Rooms
   11.06     Full Service                            1997                                      100              Rooms
   11.07     Full Service                            1963             2000                     158              Rooms
   11.08     Full Service                            1973                                      133              Rooms
     12      Limited Service                       Various           Various                 1,169              Rooms
   12.01     Limited Service                         1998             2005                      72              Rooms
   12.02     Limited Service                         1998                                       79              Rooms
   12.03     Limited Service                         1997             2002                      80              Rooms
   12.04     Limited Service                         1998             2005                      64              Rooms
   12.05     Limited Service                         1996                                      100              Rooms
   12.06     Limited Service                         1997             2002                      79              Rooms
   12.07     Limited Service                         1990                                       65              Rooms
   12.08     Limited Service                         1997             2002                      86              Rooms
   12.09     Limited Service                         1997             2002                      82              Rooms
   12.10     Limited Service                         1998             2004                      75              Rooms
   12.11     Limited Service                         1998             2002                      64              Rooms
   12.12     Limited Service                         1992             2002                      63              Rooms
   12.13     Limited Service                         1996             2005                      64              Rooms
   12.14     Limited Service                         1997                                       63              Rooms
   12.15     Limited Service                         1989                                       69              Rooms
   12.16     Limited Service                         1996             2005                      64              Rooms
     13      Flex                                    2001                                  427,888                 SF
     14      Suburban                              Various           Various               387,842                 SF
   14.01     Suburban                                1981             1986                 214,150                 SF
   14.02     Suburban                                1985             2005                 105,692                 SF
   14.03     Suburban                                1998                                   68,000                 SF
     15      Anchored                                1996                                  341,600                 SF
     16      Mid/High Rise                           2003                                      171              Units
     17      Warehouse                               1960             2000                 283,110                 SF
     18      Student Housing                         1991             2002                     537              Units
     19      Various                               Various           Various               223,230                 SF
   19.01     CBD                                     1925             2005                 193,220                 SF
   19.02     Retail/Office                           1989                                   30,010                 SF
     20      Anchored                                2005                                  122,742                 SF
     21      Suburban                                1971             2002                 517,244                 SF
     22      Suburban                                1976             1992                 311,470                 SF
     23      Suburban                                1976             2005                 335,736                 SF
     24      Self Storage                          Various           Various               401,212                 SF
   24.01     Self Storage                            1985             1995                  62,075                 SF
   24.02     Self Storage                            1982                                   32,008                 SF
   24.03     Self Storage                            1988             1990                  20,220                 SF
   24.04     Self Storage                            1959             1990                  26,564                 SF
   24.05     Self Storage                            1970             1993                  35,700                 SF
   24.06     Self Storage                            1939             1980                  14,176                 SF
   24.07     Self Storage                            1977             1984                  25,055                 SF
   24.08     Self Storage                            1974                                   26,796                 SF
   24.09     Self Storage                            1984             1993                  25,100                 SF
   24.10     Self Storage                            1970             1984                  29,266                 SF
   24.11     Self Storage                            1980                                   29,650                 SF
   24.12     Self Storage                            1956             1994                  16,305                 SF
   24.13     Self Storage                            1979             1985                  17,450                 SF
   24.14     Self Storage                            1965                                   10,156                 SF
   24.15     Self Storage                            1980             1993                   9,995                 SF
   24.16     Self Storage                            1950                                   15,696                 SF
   24.17     Self Storage                            1955             1984                   5,000                 SF
     25      Suburban                                1980                                   86,192                 SF
     26      Self Storage                          Various           Various               397,088                 SF
   26.01     Self Storage                            1950                                   54,149                 SF
   26.02     Self Storage                            1978                                   27,622                 SF
   26.03     Self Storage                            1980             1982                  18,371                 SF
   26.04     Self Storage                            1971             2002                  30,814                 SF
   26.05     Self Storage                            1970                                   17,980                 SF
   26.06     Self Storage                            1965             1978                  29,750                 SF
   26.07     Self Storage                            1977                                   34,761                 SF
   26.08     Self Storage                            1965                                   34,767                 SF
   26.09     Self Storage                            1980                                   11,660                 SF
   26.10     Self Storage                            1966             1984                  18,300                 SF
   26.11     Self Storage                            1955                                   15,000                 SF
   26.12     Self Storage                            1976             1990                  12,804                 SF
   26.13     Self Storage                            1982                                   11,000                 SF
   26.14     Self Storage                            1939             1990                  11,121                 SF
   26.15     Self Storage                            1920             1928                  13,079                 SF
   26.16     Self Storage                            1970             2001                  10,150                 SF
   26.17     Self Storage                            1970                                   10,125                 SF
   26.18     Self Storage                            1979                                    8,392                 SF
   26.19     Self Storage                            1939                                    6,961                 SF
   26.20     Self Storage                            1986             1990                   7,575                 SF
   26.21     Self Storage                            1966                                   12,707                 SF
     27      Self Storage                          Various           Various               350,905                 SF
   27.01     Self Storage                            1925                                   42,776                 SF
   27.02     Self Storage                            1985             2002                  45,973                 SF
   27.03     Self Storage                            1941             1990                  14,143                 SF
   27.04     Self Storage                            1959                                   16,690                 SF
   27.05     Self Storage                            1970                                   32,868                 SF
   27.06     Self Storage                            1984                                   22,490                 SF
   27.07     Self Storage                            1963                                   24,425                 SF
   27.08     Self Storage                            1920             1990                  11,722                 SF
   27.09     Self Storage                            1940                                   10,375                 SF
   27.10     Self Storage                            1968             1979                  23,024                 SF
   27.11     Self Storage                            1945                                   17,217                 SF
   27.12     Self Storage                            1996                                   12,610                 SF
   27.13     Self Storage                            1981                                   19,950                 SF
   27.14     Self Storage                            1950             1981                   7,124                 SF
   27.15     Self Storage                            1960             1996                  10,019                 SF
   27.16     Self Storage                            1968                                    8,600                 SF
   27.17     Self Storage                            1960                                   18,569                 SF
   27.18     Self Storage                            1977                                   12,330                 SF
     28      CBD                                     1982             1996                 331,054                 SF
     29      Various                               Various                                  60,869                 SF
   29.01     Unanchored                              1916                                   14,314                 SF
   29.02     Retail/Office                           1911                                   21,200                 SF
   29.03     Retail/Office/Multifamily               1927                                   14,647                 SF
   29.04     Retail/Office/Multifamily               1900                                   10,708                 SF
     30      Unanchored                              1955             2005                 159,690                 SF
     31      Various                               Various           Various               159,625                 SF
   31.01     Anchored                                1960             2003                  91,611                 SF
   31.02     Unanchored                              1962                                   68,014                 SF
     32      Shadow Anchored                         1987                                  127,580                 SF
     33      Anchored                                2004                                  143,620                 SF
     34      Suburban                                2004                                  116,617                 SF
     35      Anchored                                2004                                  101,211                 SF
     36      Urban                                   1955                                  205,550                 SF
     37      Suburban                                1960             2000                  94,689                 SF
     38      Anchored                                2005                                   45,796                 SF
     39      Anchored                                2004                                   82,898                 SF
     40      Coop                                    1973             2003                     171              Units
     41      Student Housing                         1986             1993                     311              Units
     42      Office/Retail                           1940             1988                  73,339                 SF
     43      Suburban                                1956             1999                 145,378                 SF
     44      Anchored                                2000                                   90,032                 SF
     45      Anchored                                2004                                  127,246                 SF
     46      Mid/High Rise                           1926             2004                     201              Units
     47      Suburban                                2004             2005                 105,853                 SF
     48      Suburban                                2002                                  101,716                 SF
     49      Suburban                              Various           Various               176,042                 SF
   49.01     Suburban                                1989             2003                 103,131                 SF
   49.02     Suburban                                1981             2003                  72,911                 SF
     50      Conventional                            1987             2005                     314              Units
     51      Shadow Anchored                         1998                                   66,895                 SF
     52      Suburban                              Various                                 365,430                 SF
   52.01     Suburban                                1989             2004                 163,952                 SF
   52.02     Suburban                                1986                                   84,500                 SF
   52.03     Suburban                                1978                                   70,837                 SF
   52.04     Suburban                                1989                                   46,141                 SF
     53      Suburban                                1989             2004                 110,006                 SF
     54      Anchored                                1981                                  145,957                 SF
     55      Suburban                                2005                                   76,539                 SF
     56      Suburban                                2000                                  108,288                 SF
     57      Manufactured Housing                    1983             2005                     304               Pads
     58      Flex                                  Various           Various               458,148                 SF
   58.01     Flex                                    1979                                  197,690                 SF
   58.02     Flex                                    1969             1986                 124,588                 SF
   58.03     Flex                                    1977                                  135,870                 SF
     59      Retail/Office                           1975             2004                  61,897                 SF
     60      Anchored                                2004                                   71,428                 SF
     61      Anchored                                1982             2004                 125,370                 SF
     62      Suburban                              Various            2002                  66,862                 SF
   62.01     Suburban                                1985             2002                  48,669                 SF
   62.02     Suburban                                1976             2002                  18,193                 SF
     63      Unanchored                              1992                                   42,354                 SF
     64      Light Manufacturing                     1970             2000                 323,457                 SF
     65      Single Tenant                           1960             2005                  40,000                 SF
     66      Shadow Anchored                         1986                                   96,114                 SF
     67      Anchored                                1987             2004                 103,267                 SF
     68      Unanchored                              1987             2003                 112,277                 SF
     69      Shadow Anchored                         2003                                   97,817                 SF
     70      Single Tenant                           1999                                  152,000                 SF
     71      Conventional                            1920             2005                      48              Units
     72      Flex                                    1975             2001                 100,295                 SF
     73      Garden                                  1969                                      372              Units
     74      Anchored                                1988             2003                  98,313                 SF
     75      Anchored                                1981             1996                 130,701                 SF
     76      Anchored                                1988                                   98,085                 SF
     77      Unanchored                              2005                                   42,687                 SF
     78      Anchored                                1990                                  139,955                 SF
     79      Suburban                                1974             2002                  46,390                 SF
     80      Shadow Anchored                         1978             1991                  36,597                 SF
     81      Full Service                            1982             2002                     222              Rooms
     82      Senior Housing                          1994             2004                     110              Units
     83      Mid/High Rise                           2004                                       87              Units
     84      Shadow Anchored                         1979             2000                  45,886                 SF
     85      Unanchored                              1966             2004                  23,413                 SF
     86      Suburban                                2004                                   62,016                 SF
     87      Limited Service                         1985             1998                     128              Rooms
     88      Anchored                                2002                                   46,219                 SF
     89      Anchored                                1998                                   40,218                 SF
     90      Retail/Office                           1975             1984                  57,673                 SF
     91      Anchored                                1976             2004                 142,725                 SF
     92      Unanchored                              1998                                   26,186                 SF
     93      Shadow Anchored                         1982             1986                  79,140                 SF
     94      Garden                                  2005                                       80              Units
     95      Suburban                                1986             2004                  48,492                 SF
     96      Suburban                                2002                                   33,014                 SF
     97      Anchored                                2001                                   57,419                 SF
     98      Garden                                  1991                                      289              Units
     99      Single Tenant                           2000                                  105,462                 SF
    100      Limited Service                         2000                                       80              Rooms
    101      Flex                                    1980                                   71,492                 SF
    102      Anchored                                1995                                   41,387                 SF
    103      Suburban                                1970             2005                  50,449                 SF
    104      Anchored                                2002                                   72,630                 SF
    105      Anchored                                2003                                   49,832                 SF
    106      Senior Housing                          1989                                       84              Units
    107      Suburban                                2005                                   27,200                 SF
    108      Shadow Anchored                         1998                                   79,306                 SF
    109      Suburban                                1999                                   54,899                 SF
    110      Limited Service                         1960             1998                      90              Rooms
    111      Limited Service                         1962             2000                      49              Rooms
    112      Shadow Anchored                         2004                                   40,010                 SF
    113      Warehouse                               1976                                  111,100                 SF
    114      Self Storage                            2001                                   99,375                 SF
    115      Senior Housing                          1984             1997                     160               Beds
    116      Anchored                                1952                                    9,176                 SF
    117      Unanchored                              1979             2005                  74,525                 SF
    118      Shadow Anchored                         2005                                   42,523                 SF
    119      Self Storage/Office                     1999             2005                 135,745                 SF
    120      Anchored                                2002                                   21,320                 SF
    121      Warehouse                               1962                                  225,486                 SF
    122      Garden                                  2004                                       70              Units
    123      Anchored                                1984                                  118,569                 SF
    124      Unanchored                              1988             2005                  34,932                 SF
    125      Single Tenant                           2005                                    3,800                 SF
    126      Unanchored                              2002                                   40,354                 SF
    127      Suburban                                1987                                   61,848                 SF
    128      Shadow Anchored                         2002             2005                  25,235                 SF
    129      Limited Service                         2001                                       77              Rooms
    130      Self Storage                            2000                                   90,495                 SF
    131      Shadow Anchored                         1997                                   21,551                 SF
    132      Garden                                  1933             2002                      69              Units
    133      Unanchored                              1989             2005                  34,697                 SF
    134      Unanchored                              1976             2004                  42,728                 SF
    135      Garden                                  1983             2004                     120              Units
    136      Garden                                  2001                                       76              Units
    137      Anchored                                1990                                   64,774                 SF
    138      Suburban                                1980             2005                  41,956                 SF
    139      Garden                                  1984             2002                     108              Units
    140      Self Storage                            2002                                   96,765                 SF
    141      Unanchored                              1974                                   25,958                 SF
    142      Shadow Anchored                         2005                                   16,580                 SF
    143      Suburban                                1988                                   37,066                 SF
    144      Anchored                                1992                                  101,841                 SF
    145      Garden                                  1980             2004                     108              Units
    146      Suburban                                1984                                   31,326                 SF
    147      Warehouse/Distribution                  2005                                   63,275                 SF
    148      Shadow Anchored                         1996                                   21,739                 SF
    149      Unanchored                              1973             2003                  18,000                 SF
    150      Suburban                                2000                                   30,928                 SF
    151      Self Storage                            2001                                   60,925                 SF
    152      Anchored                                2002                                   80,931                 SF
    153      Suburban                                1973                                   26,503                 SF
    154      Single Tenant                           2005                                   13,824                 SF
    155      Suburban                                1984             2000                  20,324                 SF
    156      Single Tenant                           1999                                   23,942                 SF
    157      Unanchored                              1984                                   52,009                 SF
    158      Limited Service                         2003                                       50              Rooms
    159      Self Storage                            1956             2004                  71,680                 SF
    160      CBD                                     1972             2001                  32,875                 SF
    161      Suburban                                1928             2003                  18,883                 SF
    162      Garden                                  1973             2004                      78              Units
    163      Single Tenant                           1999                                   10,125                 SF
    164      Suburban                                1920                                   49,995                 SF
    165      Self Storage                            2003                                   47,560                 SF
    166      Flex                                    2004                                   30,099                 SF
    167      Unanchored                              1998                                    9,594                 SF
    168      Unanchored                              1988                                   18,990                 SF
    169      Light Manufacturing                     1968             2005                   6,000                 SF

                                            Occupancy           Appraised            Appraisal          Cut-Off Date
   Loan #            Occupancy % (1), (2)      Date         Value ($) (3), (4)        Date (3)      LTV (%) (3), (4), (5)
   ------            --------------------      ----         ------------------        --------      ---------------------

     1                             93.9          7/11/2005          287,265,000           Various          72.4
    1.01                           96.1          7/11/2005           37,900,000         3/31/2005
    1.02                           82.9          7/11/2005           33,900,000         10/8/2005
    1.03                           94.9          7/11/2005           27,400,000         4/19/2005
    1.04                           96.4          7/11/2005           26,900,000         3/31/2005
    1.05                           95.7          7/11/2005           23,250,000         3/31/2005
    1.06                          100.0          7/11/2005           18,400,000          4/1/2005
    1.07                           98.1          7/11/2005           15,900,000         3/31/2005
    1.08                           96.7          7/11/2005           13,350,000         4/20/2005
    1.09                           98.0          7/11/2005           12,800,000         3/31/2005
    1.10                          100.0          7/11/2005           11,450,000         4/22/2005
    1.11                           93.2          7/11/2005           11,400,000         3/31/2005
    1.12                           73.4          7/11/2005           10,600,000          4/1/2005
    1.13                           96.6          7/11/2005            9,800,000         3/31/2005
    1.14                           94.1          7/11/2005            8,600,000         3/31/2005
    1.15                           97.1          7/11/2005            7,425,000         3/31/2005
    1.16                          100.0          7/11/2005            7,350,000          4/5/2005
    1.17                          100.0          7/11/2005            6,500,000         4/15/2005
    1.18                           95.0          7/11/2005            4,340,000         3/31/2005
     2                             73.3          6/30/2005          211,100,000           Various          76.0
    2.01                           85.1          6/30/2005           47,300,000         3/29/2005
    2.02                           82.8          6/30/2005           40,900,000          9/6/2005
    2.03                           73.7          6/30/2005           26,100,000         8/30/2005
    2.04                           75.5          6/30/2005           19,000,000         3/22/2005
    2.05                           65.2          6/30/2005           16,500,000         3/24/2005
    2.06                           57.0          6/30/2005           16,200,000          9/2/2005
    2.07                           62.5          6/30/2005           14,800,000         3/24/2005
    2.08                           72.1          6/30/2005           14,700,000         3/24/2005
    2.09                           70.1          6/30/2005            8,400,000         3/29/2005
    2.10                           69.0          6/30/2005            7,200,000          4/5/2005
     3                             90.7          8/31/2005          630,000,000         8/23/2005          44.3
     4                             79.8         10/25/2005          162,000,000         8/10/2007          79.0
     5                             99.9          8/31/2005          332,600,000         9/20/2005          30.1
     6                             90.9          7/11/2005          135,500,000           Various          73.1
    6.01                           95.5          7/11/2005           13,800,000         3/31/2005
    6.02                          100.0          7/11/2005           13,400,000         3/31/2005
    6.03                           98.9          7/11/2005           13,200,000          4/6/2005
    6.04                           95.5          7/11/2005           11,400,000         3/31/2005
    6.05                           86.6          7/11/2005           11,000,000          4/5/2005
    6.06                           63.2          7/11/2005           10,900,000         3/31/2005
    6.07                           95.1          7/11/2005           10,800,000         3/31/2005
    6.08                           98.8          7/11/2005           10,500,000          4/5/2005
    6.09                           96.1          7/11/2005           10,000,000         3/31/2005
    6.10                           98.1          7/11/2005            9,800,000         3/31/2005
    6.11                           95.8          7/11/2005            8,500,000         3/31/2005
    6.12                           72.3          7/11/2005            8,200,000         3/31/2005
    6.13                          100.0          7/11/2005            4,000,000         3/22/2005
     7                             95.7           7/1/2005          123,000,000          9/7/2005          79.1
     8                             82.3           6/6/2005          112,100,000         7/25/2005          71.4
    8.01                           85.3           6/6/2005           42,000,000         7/25/2005
    8.02                           83.0           6/6/2005           39,300,000         7/25/2005
    8.03                           79.2           6/6/2005           30,800,000         7/25/2005
     9                             93.2         10/31/2005          101,000,000         6/15/2005          67.3
    9.01                           93.5         10/31/2005           62,000,000         6/15/2005
    9.02                           92.8         10/31/2005           39,000,000         6/15/2005
     10                            96.7          9/28/2005           80,400,000         8/30/2005          75.1
     11                            68.4          6/30/2005           94,200,000           Various          57.0
   11.01                           88.0          6/30/2005           23,800,000         8/31/2005
   11.02                           69.2          6/30/2005           16,800,000          5/1/2004
   11.03                           62.5          6/30/2005           15,000,000          5/1/2004
   11.04                           66.4          6/30/2005           14,500,000          5/1/2004
   11.05                           76.9          6/30/2005            6,800,000          5/7/2004
   11.06                           73.1          6/30/2005            6,200,000          5/7/2004
   11.07                           65.3          6/30/2005            6,200,000         4/27/2004
   11.08                           42.0          6/30/2005            4,900,000         4/28/2004
     12                            70.9          6/30/2005           71,800,000           Various          72.1
   12.01                           77.8          6/30/2005            7,200,000          7/1/2005
   12.02                           78.2          6/30/2005            6,200,000          7/1/2005
   12.03                           72.2          6/30/2005            5,200,000          7/1/2005
   12.04                           69.4          6/30/2005            5,100,000          7/1/2005
   12.05                           69.5          6/30/2005            5,200,000         6/27/2005
   12.06                           73.4          6/30/2005            4,900,000          7/1/2005
   12.07                           70.8          6/30/2005            4,700,000          7/1/2005
   12.08                           70.9          6/30/2005            4,300,000          7/1/2005
   12.09                           66.9          6/30/2005            4,500,000          7/1/2005
   12.10                           68.0          6/30/2005            4,600,000          7/1/2005
   12.11                           72.0          6/30/2005            3,500,000          7/1/2005
   12.12                           68.2          6/30/2005            3,500,000          7/1/2005
   12.13                           78.3          6/30/2005            3,400,000          7/1/2005
   12.14                           68.2          6/30/2005            3,600,000          7/1/2005
   12.15                           64.1          6/30/2005            3,200,000          7/1/2005
   12.16                           66.6          6/30/2005            2,700,000          7/1/2005
     13                            92.9          8/31/2005           70,000,000         9/26/2005          72.9
     14                           100.0          8/22/2005           65,125,000           Various          75.4
   14.01                          100.0          8/22/2005           33,225,000          9/1/2005
   14.02                          100.0          8/22/2005           14,900,000          9/1/2005
   14.03                          100.0          8/22/2005           17,000,000         6/29/2005
     15                           100.0          7/11/2005           64,800,000          4/4/2005          72.5
     16                            95.3           8/5/2005           72,500,000         7/18/2005          57.3
     17                           100.0          8/19/2005           56,200,000         8/25/2005          71.2
     18                            98.5          9/23/2005           47,200,000         7/21/2005          74.2
     19                            87.1           8/9/2005           50,570,000           Various          69.0
   19.01                           86.4           8/9/2005           36,000,000         7/22/2005
   19.02                           91.7           8/9/2005           14,570,000          8/2/2005
     20                            98.9          8/31/2005           43,750,000          7/1/2005          76.6
     21                           100.0          7/12/2005           63,000,000         7/19/2005          50.3
     22                            80.9          6/23/2005           41,500,000          6/1/2005          69.3
     23                            97.3           9/1/2005           36,200,000          8/1/2005          74.4
     24                            82.6          3/31/2005           33,990,000           Various          76.7
   24.01                           84.3          3/31/2005            8,980,000          5/1/2005
   24.02                           86.9          3/31/2005            2,890,000         4/19/2005
   24.03                           93.2          3/31/2005            2,200,000          5/1/2005
   24.04                           85.5          3/31/2005            2,140,000         4/18/2005
   24.05                           73.3          3/31/2005            2,100,000          5/2/2005
   24.06                           68.9          3/31/2005            1,970,000          5/1/2005
   24.07                           92.6          3/31/2005            1,960,000          5/1/2005
   24.08                           77.9          3/31/2005            1,760,000          5/1/2005
   24.09                           87.1          3/31/2005            1,700,000         4/29/2005
   24.10                           71.8          3/31/2005            1,700,000          5/4/2005
   24.11                           81.3          3/31/2005            1,410,000          5/1/2005
   24.12                           82.2          3/31/2005            1,200,000          5/1/2005
   24.13                           93.5          3/31/2005            1,100,000          5/2/2005
   24.14                           83.5          3/31/2005            1,100,000         4/29/2005
   24.15                           93.6          3/31/2005              810,000         4/28/2005
   24.16                           65.5          3/31/2005              540,000         4/26/2005
   24.17                           95.0          3/31/2005              430,000          5/1/2005
     25                            98.1           6/1/2005           35,750,000         6/17/2005          72.7
     26                            81.3          3/31/2005           36,185,000           Various          71.3
   26.01                           88.3          3/31/2005            7,400,000          5/1/2005
   26.02                           89.3          3/31/2005            3,490,000          5/1/2005
   26.03                           93.1          3/31/2005            2,510,000          5/1/2005
   26.04                           79.9          3/31/2005            2,460,000          5/1/2005
   26.05                           83.4          3/31/2005            1,890,000          5/1/2005
   26.06                           66.3          3/31/2005            1,865,000          5/1/2005
   26.07                           73.7          3/31/2005            1,850,000          5/1/2005
   26.08                           72.3          3/31/2005            1,750,000          5/1/2005
   26.09                           91.9          3/31/2005            1,650,000          5/1/2005
   26.10                           94.9          3/31/2005            1,600,000         4/19/2005
   26.11                           89.3          3/31/2005            1,510,000          5/1/2005
   26.12                           67.8          3/31/2005            1,480,000          5/1/2005
   26.13                           79.4          3/31/2005            1,420,000         4/28/2005
   26.14                           84.0          3/31/2005            1,250,000          5/1/2005
   26.15                           71.0          3/31/2005            1,040,000         4/26/2005
   26.16                           88.9          3/31/2005              730,000          5/2/2005
   26.17                           79.3          3/31/2005              570,000          5/1/2005
   26.18                           88.3          3/31/2005              470,000         4/29/2005
   26.19                           95.2          3/31/2005              450,000          5/1/2005
   26.20                           82.3          3/31/2005              425,000          5/1/2005
   26.21                           64.3          3/31/2005              375,000          5/1/2005
     27                            84.3          3/31/2005           34,710,000           Various          73.8
   27.01                           85.3          3/31/2005            6,750,000          5/6/2005
   27.02                           89.0          3/31/2005            4,500,000         4/30/2005
   27.03                           85.9          3/31/2005            2,620,000          5/1/2005
   27.04                           64.8          3/31/2005            2,400,000          5/1/2005
   27.05                           85.2          3/31/2005            2,050,000          5/1/2005
   27.06                           94.3          3/31/2005            1,820,000         4/26/2005
   27.07                           86.8          3/31/2005            1,760,000          5/1/2005
   27.08                           84.7          3/31/2005            1,690,000          5/1/2005
   27.09                           66.3          3/31/2005            1,620,000          5/1/2005
   27.10                           75.1          3/31/2005            1,360,000          5/1/2005
   27.11                           86.7          3/31/2005            1,350,000          5/1/2005
   27.12                           87.1          3/31/2005            1,275,000         4/27/2005
   27.13                           86.6          3/31/2005            1,210,000          5/5/2005
   27.14                           88.4          3/31/2005            1,130,000          5/1/2005
   27.15                           85.2          3/31/2005              900,000          5/3/2005
   27.16                           88.8          3/31/2005              800,000          5/1/2005
   27.17                           73.6          3/31/2005              800,000          5/1/2005
   27.18                           94.8          3/31/2005              675,000          5/1/2005
     28                            81.7           7/1/2005           32,900,000          1/1/2007          77.5
     29                            98.2            Various           48,600,000         7/12/2005          51.4
   29.01                          100.0          8/10/2005           16,500,000         7/12/2005
   29.02                          100.0          8/26/2005           15,000,000         7/12/2005
   29.03                           96.5          8/26/2005           10,000,000         7/12/2005
   29.04                           94.4          8/26/2005            7,100,000         7/12/2005
     30                            96.5           8/1/2005           31,200,000         7/14/2005          76.9
     31                            99.9            Various           30,900,000           Various          76.9
   31.01                          100.0          7/27/2005           16,000,000         8/26/2005
   31.02                           99.7           8/9/2005           14,900,000         8/29/2005
     32                           100.0          9/24/2005           29,200,000          9/5/2005          80.0
     33                            96.9           9/1/2005           29,630,000          4/1/2005          78.3
     34                            87.0          8/31/2005           28,000,000         8/26/2006          80.0
     35                            97.2           8/1/2005           34,000,000          8/6/2005          63.2
     36                            91.4          8/25/2005           41,000,000          7/1/2005          51.2
     37                            97.2           8/1/2005           26,200,000         8/12/2005          80.0
     38                            94.1         10/26/2005           26,600,000         8/26/2005          77.1
     39                            83.9          4/11/2005           25,700,000          9/1/2005          79.4
     40                           100.0          6/30/2005           83,000,000          7/1/2005          24.1
     41                            95.8          9/27/2005           25,300,000         8/15/2005          79.1
     42                            98.3         10/31/2005           26,900,000          9/1/2005          74.3
     43                            98.8          4/26/2005           26,000,000         7/13/2005          75.0
     44                            85.9           6/8/2005           25,645,000         6/16/2005          75.6
     45                            83.4           9/1/2005           23,000,000          1/3/2005          79.1
     46                            97.0          8/18/2005           23,525,000          6/7/2005          74.1
     47                            91.4          9/12/2005           25,300,000         12/1/2005          66.0
     48                           100.0          8/23/2005           20,700,000         7/14/2005          79.9
     49                           100.0           6/6/2005           23,200,000         5/12/2005          71.1
   49.01                          100.0           6/6/2005           14,300,000         5/12/2005
   49.02                          100.0           6/6/2005            8,900,000         5/12/2005
     50                            96.2          7/21/2005           20,350,000         6/22/2005          79.8
     51                           100.0          7/28/2005           23,000,000         7/21/2005          69.4
     52                            79.6         10/12/2005           20,300,000           Various          78.2
   52.01                           78.0         10/12/2005           10,000,000         8/30/2005
   52.02                           75.7         10/12/2005            4,000,000         8/29/2005
   52.03                           90.4         10/12/2005            3,500,000          9/6/2005
   52.04                           92.1         10/12/2005            2,800,000         8/30/2005
     53                           100.0          8/29/2005           20,160,000          8/9/2005          76.7
     54                           100.0          8/10/2005           19,600,000         6/24/2005          78.6
     55                            93.6          10/3/2005           19,000,000        10/15/2005          79.8
     56                           100.0          6/30/2005           23,100,000         7/20/2005          64.9
     57                            90.1          7/13/2005           21,400,000         7/12/2005          70.1
     58                           100.0           9/1/2005           25,450,000           Various          58.8
   58.01                          100.0           9/1/2005           14,450,000         7/27/2005
   58.02                          100.0           9/1/2005            8,000,000         7/27/2005
   58.03                          100.0           9/1/2005            3,000,000         8/10/2005
     59                           100.0          7/31/2005           25,400,000         7/26/2005          58.9
     60                            98.2          9/19/2005           17,650,000         11/1/2005          79.5
     61                            86.6          5/13/2005           18,500,000         3/31/2005          73.0
     62                           100.0         10/26/2005           18,600,000         8/19/2005          72.5
   62.01                          100.0         10/26/2005           14,300,000         8/19/2005
   62.02                          100.0         10/26/2005            4,300,000         8/19/2005
     63                           100.0           5/1/2005           17,780,000         5/16/2005          73.1
     64                           100.0          7/19/2005           18,000,000          5/4/2005          71.6
     65                           100.0          7/20/2005           15,700,000         6/29/2005          76.0
     66                           100.0           4/1/2005           18,250,000         6/22/2005          65.2
     67                            96.7           8/1/2005           16,900,000          8/3/2006          68.9
     68                           100.0           4/1/2005           17,700,000         3/14/2005          65.0
     69                            95.3           7/1/2005           15,900,000          9/1/2005          72.3
     70                           100.0           7/1/2005           15,000,000          7/8/2005          73.3
     71                            68.8         10/14/2005           14,300,000         9/20/2005          76.9
     72                           100.0          8/25/2005           13,800,000          7/5/2005          79.5
     73                            81.7          7/29/2005           13,660,000          5/1/2005          79.6
     74                           100.0          8/26/2005           14,500,000         8/18/2005          75.0
     75                            86.7          9/30/2005           13,750,000         7/11/2006          78.7
     76                            98.5           8/9/2005           14,150,000         8/25/2005          76.2
     77                            84.7          7/28/2005           14,700,000         6/22/2005          73.2
     78                            81.9          8/16/2005           12,500,000         7/18/2005          80.0
     79                            83.8          7/28/2005           12,600,000          5/1/2006          75.5
     80                           100.0          8/31/2005           12,860,000         7/21/2005          73.2
     81                            59.6          7/31/2005           12,500,000         9/27/2005          73.5
     82                            93.6          6/30/2005           15,700,000         7/13/2005          58.2
     83                            93.1           9/2/2005           12,200,000         6/13/2005          73.7
     84                           100.0          7/27/2005           13,600,000         7/21/2005          66.0
     85                            84.7         10/13/2005           11,030,000          1/1/2006          79.8
     86                            92.8          5/27/2005           10,600,000         6/18/2005          76.2
     87                            69.2          6/30/2005           11,500,000         7/25/2005          69.8
     88                            97.4          9/23/2005           10,100,000          9/5/2005          79.2
     89                           100.0           6/1/2005           13,000,000         7/15/2005          59.6
     90                           100.0          6/30/2005            9,000,000         7/11/2005          79.8
     91                            85.0           9/1/2005            8,900,000          9/7/2005          79.9
     92                           100.0          7/20/2005           11,100,000          7/4/2005          63.7
     93                            91.9          10/1/2005            8,940,000         6/17/2005          78.3
     94                           100.0           8/5/2005            8,750,000          7/8/2005          80.0
     95                           100.0          10/1/2005           10,000,000         8/15/2005          69.8
     96                           100.0          6/20/2005            8,500,000         5/25/2005          80.0
     97                            93.9           9/1/2005           10,250,000          7/1/2005          66.1
     98                            93.8          8/19/2005           10,600,000         8/11/2005          63.2
     99                           100.0          6/29/2005           10,050,000         6/13/2005          65.9
    100                            73.3          6/30/2005           10,000,000          4/1/2005          64.9
    101                            91.2          9/16/2005            8,980,000         9/14/2005          71.3
    102                            96.1         12/31/2005            8,200,000         8/24/2005          78.0
    103                           100.0           8/3/2005           10,750,000          9/1/2005          59.4
    104                            94.2          9/25/2005            8,150,000         8/22/2005          78.3
    105                            82.7           6/1/2005            9,200,000        10/12/2005          68.8
    106                            95.2          6/30/2005           17,000,000         7/14/2005          37.1
    107                           100.0          8/15/2005            9,700,000         10/1/2005          64.3
    108                            97.4          7/31/2005            8,675,000         7/20/2005          71.2
    109                            95.8          5/27/2005            8,500,000         6/18/2005          71.5
    110                            73.6          5/31/2005            9,800,000          7/1/2005          62.0
    111                            82.7          7/31/2005            9,600,000         5/16/2005          62.2
    112                            91.3          7/28/2005            7,650,000         7/21/2005          77.4
    113                           100.0         10/28/2005            7,600,000          8/8/2005          73.7
    114                            95.4          5/31/2005            8,550,000          7/1/2005          64.6
    115                            97.5          12/1/2004           11,900,000         6/22/2005          46.0
    116                           100.0         10/20/2005            8,500,000         8/18/2005          63.5
    117                            83.0           8/1/2005            7,600,000          7/1/2005          70.5
    118                            96.1          9/27/2005            6,700,000         12/1/2005          79.5
    119                            82.2          11/1/2005            7,700,000          7/8/2005          67.5
    120                           100.0          8/31/2005            6,700,000         7/28/2005          77.5
    121                            99.3          6/21/2005            7,500,000         7/13/2005          68.0
    122                            91.4          9/13/2005            6,250,000         8/12/2005          79.9
    123                            81.9          8/31/2005            7,700,000          7/1/2005          64.8
    124                           100.0           6/1/2005            6,900,000         6/24/2005          72.3
    125                           100.0          10/6/2005            6,300,000         8/30/2005          77.3
    126                            81.2          10/1/2005            6,060,000         7/28/2005          79.8
    127                            98.2           8/1/2005            6,000,000         7/18/2005          79.9
    128                           100.0          8/16/2005            6,000,000         9/15/2005          79.2
    129                            80.4          3/31/2005            7,200,000          6/1/2005          65.1
    130                            90.5          8/27/2005            6,230,000         6/17/2005          74.5
    131                           100.0          7/31/2005            5,750,000          8/5/2005          79.1
    132                            97.1          9/30/2005            7,850,000         7/25/2005          57.2
    133                           100.0          8/18/2005            8,300,000         8/12/2005          54.1
    134                            84.3          7/21/2005            5,925,000         6/20/2005          75.6
    135                            95.0          8/30/2005            6,300,000         7/22/2005          69.0
    136                            93.4          8/29/2005            5,400,000          8/9/2005          80.0
    137                           100.0           9/1/2005            5,700,000          8/1/2005          75.4
    138                            95.6           9/1/2005            6,100,000          8/2/2005          69.7
    139                            94.4           6/1/2005            5,300,000         6/27/2005          79.2
    140                            82.1           7/8/2005            6,610,000         6/17/2005          63.4
    141                           100.0           7/1/2005            5,610,000         7/29/2005          71.3
    142                            90.3          9/19/2005            5,125,000        11/10/2005          78.0
    143                           100.0          8/17/2005            6,500,000         9/22/2005          59.9
    144                           100.0          5/31/2005            5,750,000         6/13/2005          67.6
    145                            93.5           6/1/2005            4,450,000          7/9/2005          79.3
    146                           100.0          6/23/2005            5,400,000          8/9/2005          64.8
    147                           100.0          9/21/2005            4,400,000          8/1/2005          73.7
    148                           100.0          7/12/2005            4,300,000         6/21/2005          74.9
    149                            75.0           7/8/2005            5,625,000         3/15/2005          56.4
    150                           100.0          5/27/2005            4,500,000         6/18/2005          67.3
    151                            95.4           8/1/2005            4,200,000         8/19/2005          71.2
    152                            92.1          9/20/2005            3,900,000         7/25/2005          74.4
    153                           100.0           6/1/2005            3,900,000         6/29/2005          70.5
    154                           100.0           8/9/2005            3,675,000         6/24/2005          74.7
    155                           100.0           6/9/2005            3,400,000          6/7/2005          77.7
    156                           100.0          9/27/2005            3,400,000         7/26/2005          73.4
    157                            87.6          7/15/2005            3,450,000         7/26/2005          70.7
    158                            73.9           6/1/2005            3,500,000          8/5/2005          67.0
    159                            45.2         10/19/2005            8,510,000         6/23/2005          26.4
    160                            95.2          8/11/2005            3,150,000          6/1/2005          71.4
    161                            79.2           7/1/2005            3,100,000         7/26/2005          69.6
    162                            96.2          6/28/2005            3,150,000          6/7/2005          67.5
    163                           100.0          6/15/2005            2,700,000         6/29/2005          77.5
    164                            96.9          9/22/2005            2,500,000          8/9/2005          80.0
    165                            88.9           8/2/2005            3,555,000          7/5/2005          56.1
    166                           100.0          6/27/2005            2,400,000         6/29/2005          74.8
    167                           100.0          8/11/2005            2,700,000         7/28/2005          58.7
    168                           100.0         10/18/2005            2,100,000         7/14/2005          64.1
    169                           100.0                N/A            1,550,000          8/1/2005          19.3

                                                                                                                Cut-Off Date
                      Original            Original Balance          Cut-Off Date          % of Initial             Balance
   Loan #       Balance ($) (6), (7)         per Unit ($)           Balance ($) (6)        Pool Balance          per Unit ($)
   ------       --------------------         ------------           ---------------        ------------          ------------

     1                    208,000,000                 66              208,000,000               6.8                       66
    1.01                   27,442,257                                  27,442,257               0.9
    1.02                   24,545,977                                  24,545,977               0.8
    1.03                   19,839,521                                  19,839,521               0.6
    1.04                   19,477,486                                  19,477,486               0.6
    1.05                   16,834,630                                  16,834,630               0.5
    1.06                   13,322,890                                  13,322,890               0.4
    1.07                   11,512,715                                  11,512,715               0.4
    1.08                    9,666,336                                   9,666,336               0.3
    1.09                    9,268,097                                   9,268,097               0.3
    1.10                    8,290,603                                   8,290,603               0.3
    1.11                    8,254,399                                   8,254,399               0.3
    1.12                    7,675,143                                   7,675,143               0.2
    1.13                    7,095,887                                   7,095,887               0.2
    1.14                    6,227,003                                   6,227,003               0.2
    1.15                    5,376,221                                   5,376,221               0.2
    1.16                    5,321,915                                   5,321,915               0.2
    1.17                    4,706,456                                   4,706,456               0.2
    1.18                    3,142,464                                   3,142,464               0.1
     2                    160,490,000             94,240              160,490,000               5.2                   94,240
    2.01                   35,960,099                                  35,960,099               1.2
    2.02                   31,094,462                                  31,094,462               1.0
    2.03                   19,842,676                                  19,842,676               0.6
    2.04                   14,444,860                                  14,444,860               0.5
    2.05                   12,544,221                                  12,544,221               0.4
    2.06                   12,316,144                                  12,316,144               0.4
    2.07                   11,251,786                                  11,251,786               0.4
    2.08                   11,175,760                                  11,175,760               0.4
    2.09                    6,386,149                                   6,386,149               0.2
    2.10                    5,473,842                                   5,473,842               0.2
     3                    154,000,000                424              153,624,512               5.0                      423
     4                    128,000,000                235              128,000,000               4.2                      235
     5                    100,000,000                 37              100,000,000               3.3                       37
     6                     99,000,000                 62               99,000,000               3.2                       62
    6.01                   10,082,657                                  10,082,657               0.3
    6.02                    9,790,406                                   9,790,406               0.3
    6.03                    9,644,280                                   9,644,280               0.3
    6.04                    8,329,151                                   8,329,151               0.3
    6.05                    8,036,900                                   8,036,900               0.3
    6.06                    7,963,838                                   7,963,838               0.3
    6.07                    7,890,775                                   7,890,775               0.3
    6.08                    7,671,587                                   7,671,587               0.2
    6.09                    7,306,273                                   7,306,273               0.2
    6.10                    7,160,148                                   7,160,148               0.2
    6.11                    6,210,332                                   6,210,332               0.2
    6.12                    5,991,144                                   5,991,144               0.2
    6.13                    2,922,509                                   2,922,509               0.1
     7                     97,500,000                221               97,293,655               3.2                      220
     8                     80,000,000                 80               80,000,000               2.6                       80
    8.01                   29,386,265                                  29,386,265               1.0
    8.02                   28,747,433                                  28,747,433               0.9
    8.03                   21,866,302                                  21,866,302               0.7
     9                     68,000,000                157               68,000,000               2.2                      157
    9.01                   41,742,574                                  41,742,574               1.4
    9.02                   26,257,426                                  26,257,426               0.9
     10                    60,500,000                182               60,364,794               2.0                      182
     11                    53,733,310             40,371               53,653,086               1.7                   40,310
   11.01                   13,575,932                                  13,555,663               0.4
   11.02                    9,583,011                                   9,568,703               0.3
   11.03                    8,556,260                                   8,543,485               0.3
   11.04                    8,271,051                                   8,258,702               0.3
   11.05                    3,878,838                                   3,873,047               0.1
   11.06                    3,536,587                                   3,531,307               0.1
   11.07                    3,536,587                                   3,531,307               0.1
   11.08                    2,795,045                                   2,790,872               0.1
     12                    52,000,000             44,482               51,759,253               1.7                   44,277
   12.01                    5,355,000                                   5,330,208               0.2
   12.02                    4,530,000                                   4,509,027               0.1
   12.03                    3,800,000                                   3,782,407               0.1
   12.04                    3,740,000                                   3,722,685               0.1
   12.05                    3,625,000                                   3,608,217               0.1
   12.06                    3,610,000                                   3,593,287               0.1
   12.07                    3,400,000                                   3,384,259               0.1
   12.08                    3,340,000                                   3,324,537               0.1
   12.09                    3,300,000                                   3,284,722               0.1
   12.10                    2,950,000                                   2,936,342               0.1
   12.11                    2,600,000                                   2,587,963               0.1
   12.12                    2,600,000                                   2,587,963               0.1
   12.13                    2,510,000                                   2,498,379               0.1
   12.14                    2,480,000                                   2,468,518               0.1
   12.15                    2,150,000                                   2,140,046               0.1
   12.16                    2,010,000                                   2,000,694               0.1
     13                    51,000,000                119               51,000,000               1.7                      119
     14                    49,120,000                127               49,120,000               1.6                      127
   14.01                   25,860,000                                  25,860,000               0.8
   14.02                   11,920,000                                  11,920,000               0.4
   14.03                   11,340,000                                  11,340,000               0.4
     15                    47,000,000                138               47,000,000               1.5                      138
     16                    41,700,000            243,860               41,556,310               1.4                  243,019
     17                    40,000,000                141               40,000,000               1.3                      141
     18                    35,000,000             65,177               35,000,000               1.1                   65,177
     19                    35,000,000                157               34,876,967               1.1                      156
   19.01                   25,000,000                                  24,912,119               0.8
   19.02                   10,000,000                                   9,964,848               0.3
     20                    33,500,000                273               33,500,000               1.1                      273
     21                    31,900,000                 62               31,709,071               1.0                       61
     22                    28,750,000                 92               28,750,000               0.9                       92
     23                    27,000,000                 80               26,945,400               0.9                       80
     24                    26,270,000                 65               26,081,680               0.8                       65
   24.01                    6,940,412                                   6,890,659               0.2
   24.02                    2,233,607                                   2,217,595               0.1
   24.03                    1,700,324                                   1,688,135               0.1
   24.04                    1,653,951                                   1,642,095               0.1
   24.05                    1,623,036                                   1,611,401               0.1
   24.06                    1,522,563                                   1,511,648               0.0
   24.07                    1,514,834                                   1,503,974               0.0
   24.08                    1,360,259                                   1,350,508               0.0
   24.09                    1,313,886                                   1,304,468               0.0
   24.10                    1,313,886                                   1,304,468               0.0
   24.11                    1,089,753                                   1,081,941               0.0
   24.12                      927,449                                     920,801               0.0
   24.13                      850,162                                     844,067               0.0
   24.14                      850,162                                     844,067               0.0
   24.15                      626,028                                     621,540               0.0
   24.16                      417,352                                     414,360               0.0
   24.17                      332,336                                     329,954               0.0
     25                    26,000,000                302               26,000,000               0.8                      302
     26                    25,986,000                 65               25,799,716               0.8                       65
   26.01                    5,314,257                                   5,276,161               0.2
   26.02                    2,506,319                                   2,488,352               0.1
   26.03                    1,802,539                                   1,789,617               0.1
   26.04                    1,766,631                                   1,753,967               0.1
   26.05                    1,357,290                                   1,347,560               0.0
   26.06                    1,339,336                                   1,329,735               0.0
   26.07                    1,328,564                                   1,319,040               0.0
   26.08                    1,256,750                                   1,247,741               0.0
   26.09                    1,184,936                                   1,176,441               0.0
   26.10                    1,149,029                                   1,140,792               0.0
   26.11                    1,084,396                                   1,076,622               0.0
   26.12                    1,062,851                                   1,055,232               0.0
   26.13                    1,019,763                                   1,012,453               0.0
   26.14                      897,679                                     891,243               0.0
   26.15                      746,869                                     741,515               0.0
   26.16                      524,244                                     520,486               0.0
   26.17                      409,341                                     406,407               0.0
   26.18                      337,527                                     335,108               0.0
   26.19                      323,164                                     320,848               0.0
   26.20                      305,211                                     303,023               0.0
   26.21                      269,304                                     267,373               0.0
     27                    25,785,000                 73               25,600,157               0.8                       73
   27.01                    5,014,369                                   4,978,423               0.2
   27.02                    3,342,913                                   3,318,949               0.1
   27.03                    1,946,318                                   1,932,366               0.1
   27.04                    1,782,887                                   1,770,106               0.1
   27.05                    1,522,882                                   1,511,965               0.0
   27.06                    1,352,022                                   1,342,330               0.0
   27.07                    1,307,450                                   1,298,078               0.0
   27.08                    1,255,449                                   1,246,450               0.0
   27.09                    1,203,449                                   1,194,821               0.0
   27.10                    1,010,303                                   1,003,060               0.0
   27.11                    1,002,874                                     995,685               0.0
   27.12                      947,159                                     940,369               0.0
   27.13                      898,872                                     892,428               0.0
   27.14                      839,443                                     833,425               0.0
   27.15                      668,583                                     663,790               0.0
   27.16                      594,296                                     590,035               0.0
   27.17                      594,296                                     590,035               0.0
   27.18                      501,437                                     497,842               0.0
     28                    25,500,000                 77               25,500,000               0.8                       77
     29                    25,000,000                411               25,000,000               0.8                      411
   29.01                    8,487,654                                   8,487,654               0.3
   29.02                    7,716,049                                   7,716,049               0.3
   29.03                    5,144,033                                   5,144,033               0.2
   29.04                    3,652,263                                   3,652,263               0.1
     30                    24,000,000                150               24,000,000               0.8                      150
     31                    23,800,000                149               23,749,952               0.8                      149
   31.01                   11,900,000                                  11,874,976               0.4
   31.02                   11,900,000                                  11,874,976               0.4
     32                    23,360,000                183               23,360,000               0.8                      183
     33                    23,200,000                162               23,200,000               0.8                      162
     34                    22,400,000                192               22,400,000               0.7                      192
     35                    21,500,000                212               21,500,000               0.7                      212
     36                    21,000,000                102               21,000,000               0.7                      102
     37                    20,960,000                221               20,960,000               0.7                      221
     38                    20,500,000                448               20,500,000               0.7                      448
     39                    20,400,000                246               20,400,000               0.7                      246
     40                    20,000,000            116,959               20,000,000               0.7                  116,959
     41                    20,000,000             64,309               20,000,000               0.7                   64,309
     42                    20,000,000                273               19,978,619               0.6                      272
     43                    19,500,000                134               19,500,000               0.6                      134
     44                    19,400,000                215               19,400,000               0.6                      215
     45                    18,200,000                143               18,200,000               0.6                      143
     46                    17,430,000             86,716               17,430,000               0.6                   86,716
     47                    16,705,000                158               16,705,000               0.5                      158
     48                    16,560,000                163               16,540,899               0.5                      163
     49                    16,500,000                 94               16,500,000               0.5                       94
   49.01                   10,170,259                                  10,170,259               0.3
   49.02                    6,329,741                                   6,329,741               0.2
     50                    16,280,000             51,847               16,243,944               0.5                   51,732
     51                    16,000,000                239               15,967,230               0.5                      239
     52                    15,870,000                 43               15,870,000               0.5                       43
   52.01                    7,817,734                                   7,817,734               0.3
   52.02                    3,127,094                                   3,127,094               0.1
   52.03                    2,736,207                                   2,736,207               0.1
   52.04                    2,188,965                                   2,188,965               0.1
     53                    15,500,000                141               15,453,306               0.5                      140
     54                    15,400,000                106               15,400,000               0.5                      106
     55                    15,200,000                199               15,166,003               0.5                      198
     56                    15,000,000                139               15,000,000               0.5                      139
     57                    15,000,000             49,342               15,000,000               0.5                   49,342
     58                    15,000,000                 33               14,970,266               0.5                       33
   58.01                    8,516,699                                   8,499,817               0.3
   58.02                    4,715,128                                   4,705,781               0.2
   58.03                    1,768,173                                   1,764,668               0.1
     59                    14,950,000                242               14,950,000               0.5                      242
     60                    14,025,000                196               14,025,000               0.5                      196
     61                    13,500,000                108               13,500,000               0.4                      108
     62                    13,500,000                202               13,484,630               0.4                      202
   62.01                   10,500,000                                  10,488,046               0.3
   62.02                    3,000,000                                   2,996,584               0.1
     63                    13,000,000                307               13,000,000               0.4                      307
     64                    13,000,000                 40               12,883,075               0.4                       40
     65                    12,000,000                300               11,926,846               0.4                      298
     66                    11,900,000                124               11,900,000               0.4                      124
     67                    11,650,000                113               11,650,000               0.4                      113
     68                    11,500,000                102               11,500,000               0.4                      102
     69                    11,500,000                118               11,500,000               0.4                      118
     70                    11,000,000                 72               11,000,000               0.4                       72
     71                    11,000,000            229,167               11,000,000               0.4                  229,167
     72                    11,000,000                110               10,966,127               0.4                      109
     73                    10,880,000             29,247               10,880,000               0.4                   29,247
     74                    10,875,000                111               10,875,000               0.4                      111
     75                    10,820,000                 83               10,820,000               0.4                       83
     76                    10,800,000                110               10,788,223               0.4                      110
     77                    10,800,000                253               10,765,588               0.4                      252
     78                    10,000,000                 71               10,000,000               0.3                       71
     79                     9,550,000                206                9,511,593               0.3                      205
     80                     9,430,000                258                9,419,423               0.3                      257
     81                     9,200,000             41,441                9,186,790               0.3                   41,382
     82                     9,200,000             83,636                9,137,761               0.3                   83,071
     83                     9,010,000            103,563                8,990,601               0.3                  103,340
     84                     9,000,000                196                8,981,579               0.3                      196
     85                     8,800,000                376                8,800,000               0.3                      376
     86                     8,100,000                131                8,072,423               0.3                      130
     87                     8,050,000             62,891                8,025,205               0.3                   62,697
     88                     8,000,000                173                8,000,000               0.3                      173
     89                     7,750,000                193                7,750,000               0.3                      193
     90                     7,200,000                125                7,184,360               0.2                      125
     91                     7,120,000                 50                7,111,954               0.2                       50
     92                     7,100,000                271                7,075,827               0.2                      270
     93                     7,000,000                 88                7,000,000               0.2                       88
     94                     7,000,000             87,500                7,000,000               0.2                   87,500
     95                     7,000,000                144                6,984,954               0.2                      144
     96                     6,800,000                206                6,800,000               0.2                      206
     97                     6,800,000                118                6,777,447               0.2                      118
     98                     6,700,000             23,183                6,700,000               0.2                   23,183
     99                     6,650,000                 63                6,627,945               0.2                       63
    100                     6,500,000             81,250                6,490,439               0.2                   81,130
    101                     6,400,000                 90                6,400,000               0.2                       90
    102                     6,400,000                155                6,400,000               0.2                      155
    103                     6,400,000                127                6,386,883               0.2                      127
    104                     6,400,000                 88                6,380,848               0.2                       88
    105                     6,400,000                128                6,325,363               0.2                      127
    106                     6,380,000             75,952                6,309,742               0.2                   75,116
    107                     6,250,000                230                6,236,085               0.2                      229
    108                     6,200,000                 78                6,178,335               0.2                       78
    109                     6,100,000                111                6,079,810               0.2                      111
    110                     6,100,000             67,778                6,073,012               0.2                   67,478
    111                     6,000,000            122,449                5,975,898               0.2                  121,957
    112                     5,940,000                148                5,920,832               0.2                      148
    113                     5,600,000                 50                5,600,000               0.2                       50
    114                     5,525,000                 56                5,525,000               0.2                       56
    115                     5,500,000             34,375                5,477,644               0.2                   34,235
    116                     5,400,000                588                5,400,000               0.2                      588
    117                     5,375,000                 72                5,357,103               0.2                       72
    118                     5,325,000                125                5,325,000               0.2                      125
    119                     5,200,000                 38                5,194,571               0.2                       38
    120                     5,200,000                244                5,189,393               0.2                      243
    121                     5,100,000                 23                5,100,000               0.2                       23
    122                     5,000,000             71,429                4,994,130               0.2                   71,345
    123                     4,990,000                 42                4,990,000               0.2                       42
    124                     5,000,000                143                4,989,155               0.2                      143
    125                     4,875,000              1,283                4,869,465               0.2                    1,281
    126                     4,840,000                120                4,834,814               0.2                      120
    127                     4,800,000                 78                4,794,877               0.2                       78
    128                     4,750,000                188                4,750,000               0.2                      188
    129                     4,700,000             61,039                4,686,473               0.2                   60,863
    130                     4,650,000                 51                4,640,794               0.2                       51
    131                     4,550,000                211                4,550,000               0.1                      211
    132                     4,500,000             65,217                4,490,497               0.1                   65,080
    133                     4,500,000                130                4,490,385               0.1                      129
    134                     4,500,000                105                4,481,149               0.1                      105
    135                     4,350,000             36,250                4,350,000               0.1                   36,250
    136                     4,320,000             56,842                4,320,000               0.1                   56,842
    137                     4,300,000                 66                4,300,000               0.1                       66
    138                     4,250,000                101                4,250,000               0.1                      101
    139                     4,200,000             38,889                4,200,000               0.1                   38,889
    140                     4,200,000                 43                4,191,631               0.1                       43
    141                     4,000,000                154                4,000,000               0.1                      154
    142                     4,000,000                241                3,995,480               0.1                      241
    143                     3,900,000                105                3,895,468               0.1                      105
    144                     3,900,000                 38                3,886,802               0.1                       38
    145                     3,540,000             32,778                3,528,044               0.1                   32,667
    146                     3,500,000                112                3,500,000               0.1                      112
    147                     3,250,000                 51                3,243,942               0.1                       51
    148                     3,230,000                149                3,219,266               0.1                      148
    149                     3,170,000                176                3,170,000               0.1                      176
    150                     3,040,000                 98                3,029,938               0.1                       98
    151                     3,000,000                 49                2,990,605               0.1                       49
    152                     2,900,000                 36                2,900,000               0.1                       36
    153                     2,750,000                104                2,750,000               0.1                      104
    154                     2,750,000                199                2,744,388               0.1                      199
    155                     2,650,000                130                2,641,252               0.1                      130
    156                     2,500,000                104                2,497,187               0.1                      104
    157                     2,445,000                 47                2,437,893               0.1                       47
    158                     2,350,000             47,000                2,346,737               0.1                   46,935
    159                     2,250,000                 31                2,250,000               0.1                       31
    160                     2,250,000                 68                2,247,558               0.1                       68
    161                     2,160,000                114                2,157,627               0.1                      114
    162                     2,125,000             27,244                2,125,000               0.1                   27,244
    163                     2,100,000                207                2,091,203               0.1                      207
    164                     2,000,000                 40                2,000,000               0.1                       40
    165                     2,000,000                 42                1,993,232               0.1                       42
    166                     1,800,000                 60                1,794,866               0.1                       60
    167                     1,590,000                166                1,584,727               0.1                      165
    168                     1,350,000                 71                1,346,076               0.0                       71
    169                       300,000                 50                  299,242               0.0                       50

                Loan         % of          % of
                Group        Loan          Loan          Crossed          Related          Interest         Admin.
   Loan #      1 or 2       Group 1       Group 2       Loan (8)        Borrower (9)        Rate %        Fee % (10)
   ------      ------       -------       -------       --------        ------------        ------        ----------

     1            1           7.1                    15              6, 15                  5.1700          0.0306
    1.01          1           0.9
    1.02          1           0.8
    1.03          1           0.7
    1.04          1           0.7
    1.05          1           0.6
    1.06          1           0.5
    1.07          1           0.4
    1.08          1           0.3
    1.09          1           0.3
    1.10          1           0.3
    1.11          1           0.3
    1.12          1           0.3
    1.13          1           0.2
    1.14          1           0.2
    1.15          1           0.2
    1.16          1           0.2
    1.17          1           0.2
    1.18          1           0.1
     2            1           5.5                    No                                     5.2175          0.0306
    2.01          1           1.2
    2.02          1           1.1
    2.03          1           0.7
    2.04          1           0.5
    2.05          1           0.4
    2.06          1           0.4
    2.07          1           0.4
    2.08          1           0.4
    2.09          1           0.2
    2.10          1           0.2
     3            1           5.2                    No                                     4.6496          0.0606
     4            1           4.4                    No                                     5.1330          0.0306
     5            1           3.4                    No                                     4.9900          0.0406
     6            1           3.4                    No              1, 15                  5.1500          0.0306
    6.01          1           0.3
    6.02          1           0.3
    6.03          1           0.3
    6.04          1           0.3
    6.05          1           0.3
    6.06          1           0.3
    6.07          1           0.3
    6.08          1           0.3
    6.09          1           0.2
    6.10          1           0.2
    6.11          1           0.2
    6.12          1           0.2
    6.13          1           0.1
     7            1           3.3                    No                                     5.3300          0.0306
     8            1           2.7                    No                                     5.4200          0.0306
    8.01          1           1.0
    8.02          1           1.0
    8.03          1           0.7
     9            1           2.3                    No                                     4.9360          0.0306
    9.01          1           1.4
    9.02          1           0.9
     10           1           2.1                    No                                     5.0720          0.0306
     11           1           1.8                    No                                     6.5770          0.0306
   11.01          1           0.5
   11.02          1           0.3
   11.03          1           0.3
   11.04          1           0.3
   11.05          1           0.1
   11.06          1           0.1
   11.07          1           0.1
   11.08          1           0.1
     12           1           1.8                    No                                     5.3800          0.0306
   12.01          1           0.2
   12.02          1           0.2
   12.03          1           0.1
   12.04          1           0.1
   12.05          1           0.1
   12.06          1           0.1
   12.07          1           0.1
   12.08          1           0.1
   12.09          1           0.1
   12.10          1           0.1
   12.11          1           0.1
   12.12          1           0.1
   12.13          1           0.1
   12.14          1           0.1
   12.15          1           0.1
   12.16          1           0.1
     13           1           1.7                    No                                     5.2400          0.0406
     14           1           1.7                    No                                     5.3730          0.0306
   14.01          1           0.9
   14.02          1           0.4
   14.03          1           0.4
     15           1           1.6                    1               1, 6                   5.1700          0.0306
     16           1           1.4                    No                                     5.0500          0.0506
     17           1           1.4                    No                                     6.1890          0.0306
     18           2                        24.8      No              41                     5.0000          0.0506
     19           1           1.2                    No                                     4.9500          0.0306
   19.01          1           0.8
   19.02          1           0.3
     20           1           1.1                    No                                     5.1780          0.0306
     21           1           1.1                    No                                     5.4800          0.0306
     22           1           1.0                    No                                     5.3300          0.0306
     23           1           0.9                    No              50                     5.5420          0.0556
     24           1           0.9                    26, 27          26, 27                 5.6820          0.0306
   24.01          1           0.2
   24.02          1           0.1
   24.03          1           0.1
   24.04          1           0.1
   24.05          1           0.1
   24.06          1           0.1
   24.07          1           0.1
   24.08          1           0.0
   24.09          1           0.0
   24.10          1           0.0
   24.11          1           0.0
   24.12          1           0.0
   24.13          1           0.0
   24.14          1           0.0
   24.15          1           0.0
   24.16          1           0.0
   24.17          1           0.0
     25           1           0.9                    No                                     5.3700          0.0306
     26           1           0.9                    24, 27          24, 27                 5.6820          0.0306
   26.01          1           0.2
   26.02          1           0.1
   26.03          1           0.1
   26.04          1           0.1
   26.05          1           0.0
   26.06          1           0.0
   26.07          1           0.0
   26.08          1           0.0
   26.09          1           0.0
   26.10          1           0.0
   26.11          1           0.0
   26.12          1           0.0
   26.13          1           0.0
   26.14          1           0.0
   26.15          1           0.0
   26.16          1           0.0
   26.17          1           0.0
   26.18          1           0.0
   26.19          1           0.0
   26.20          1           0.0
   26.21          1           0.0
     27           1           0.9                    24, 26          24, 26                 5.6820          0.0306
   27.01          1           0.2
   27.02          1           0.1
   27.03          1           0.1
   27.04          1           0.1
   27.05          1           0.1
   27.06          1           0.0
   27.07          1           0.0
   27.08          1           0.0
   27.09          1           0.0
   27.10          1           0.0
   27.11          1           0.0
   27.12          1           0.0
   27.13          1           0.0
   27.14          1           0.0
   27.15          1           0.0
   27.16          1           0.0
   27.17          1           0.0
   27.18          1           0.0
     28           1           0.9                    No                                     5.4700          0.0306
     29           1           0.9                    No                                     5.0170          0.0306
   29.01          1           0.3
   29.02          1           0.3
   29.03          1           0.2
   29.04          1           0.1
     30           1           0.8                    No              78                     5.0050          0.0306
     31           1           0.8                    No                                     5.3600          0.0306
   31.01          1           0.4
   31.02          1           0.4
     32           1           0.8                    No              88                     5.1200          0.0306
     33           1           0.8                    45              45                     5.4640          0.0306
     34           1           0.8                    No                                     5.4700          0.0306
     35           1           0.7                    No                                     5.2000          0.0306
     36           1           0.7                    No                                     4.9400          0.0306
     37           1           0.7                    No                                     4.9710          0.0306
     38           1           0.7                    No                                     5.2060          0.0306
     39           1           0.7                    No                                     5.2800          0.0306
     40           1           0.7                    No                                     4.6250          0.0306
     41           2                        14.2      No              18                     5.3500          0.0506
     42           1           0.7                    No                                     5.6250          0.0306
     43           1           0.7                    No                                     5.2900          0.0306
     44           1           0.7                    No                                     5.2130          0.0306
     45           1           0.6                    33              33                     5.5340          0.0306
     46           2                        12.4      No                                     5.8750          0.0306
     47           1           0.6                    No              114                    5.4000          0.0306
     48           1           0.6                    No                                     5.2200          0.0306
     49           1           0.6                    No                                     5.2900          0.0306
   49.01          1           0.3
   49.02          1           0.2
     50           2                        11.5      No              23                     5.1150          0.0573
     51           1           0.5                    No              84                     5.4830          0.0306
     52           1           0.5                    No                                     5.5600          0.0306
   52.01          1           0.3
   52.02          1           0.1
   52.03          1           0.1
   52.04          1           0.1
     53           1           0.5                    No                                     5.7090          0.0306
     54           1           0.5                    No                                     5.5100          0.0506
     55           1           0.5                    No                                     5.0680          0.0306
     56           1           0.5                    No              70, 89, 99             5.2000          0.0306
     57           1           0.5                    No                                     5.3200          0.0306
     58           1           0.5                    No                                     5.6340          0.0306
   58.01          1           0.3
   58.02          1           0.2
   58.03          1           0.1
     59           1           0.5                    No                                     5.6260          0.0306
     60           1           0.5                    No                                     5.3000          0.0506
     61           1           0.5                    68              68                     5.7240          0.0306
     62           1           0.5                    No                                     5.2900          0.0306
   62.01          1           0.4
   62.02          1           0.1
     63           1           0.4                    No                                     5.1600          0.0306
     64           1           0.4                    No                                     5.4500          0.0306
     65           1           0.4                    No                                     5.3700          0.0506
     66           1           0.4                    No                                     5.3710          0.0306
     67           1           0.4                    No              153                    5.1400          0.0306
     68           1           0.4                    61              61                     5.5120          0.0306
     69           1           0.4                    No                                     5.5300          0.0306
     70           1           0.4                    No              56, 89, 99             5.1500          0.0306
     71           1           0.4                    No                                     5.5700          0.0306
     72           1           0.4                    No                                     5.6030          0.0306
     73           2                         7.7      No                                     5.1100          0.0306
     74           1           0.4                    No                                     5.4900          0.0506
     75           1           0.4                    No                                     5.3500          0.0506
     76           1           0.4                    No                                     5.5200          0.0306
     77           1           0.4                    No                                     5.4370          0.0306
     78           1           0.3                    No              30                     4.8850          0.0306
     79           1           0.3                    No                                     5.5900          0.0306
     80           1           0.3                    No              156                    5.3700          0.0306
     81           1           0.3                    No                                     6.0320          0.0306
     82           1           0.3                    No              106                    5.5000          0.0306
     83           2                         6.4      No                                     5.2490          0.0306
     84           1           0.3                    No              51                     5.4860          0.0306
     85           1           0.3                    No                                     5.3500          0.0506
     86           1           0.3                    No              109, 150               5.1100          0.0306
     87           1           0.3                    No                                     5.2800          0.0306
     88           1           0.3                    No              32                     5.0870          0.0306
     89           1           0.3                    No              56, 70, 99             5.2300          0.0306
     90           1           0.2                    No                                     5.2070          0.0306
     91           1           0.2                    No                                     5.3300          0.0906
     92           1           0.2                    No                                     5.1100          0.0306
     93           1           0.2                    No                                     5.6430          0.0306
     94           2                         5.0      No                                     5.3300          0.0506
     95           1           0.2                    No                                     5.2570          0.0306
     96           1           0.2                    No                                     5.2250          0.0306
     97           1           0.2                    No                                     5.2400          0.0306
     98           2                         4.8      No                                     5.0000          0.0306
     99           1           0.2                    No              56, 70, 89             5.2400          0.0306
    100           1           0.2                    No                                     5.8750          0.0306
    101           1           0.2                    No                                     5.1970          0.0306
    102           1           0.2                    No                                     5.3000          0.0306
    103           1           0.2                    No                                     5.4800          0.0506
    104           1           0.2                    No                                     5.4525          0.0306
    105           1           0.2                    No                                     5.1250          0.0306
    106           1           0.2                    No              82                     5.1250          0.0306
    107           1           0.2                    No                                     5.0900          0.0506
    108           1           0.2                    No                                     4.9800          0.0506
    109           1           0.2                    No              86, 150                5.2500          0.0306
    110           1           0.2                    No                                     5.6600          0.0306
    111           1           0.2                    No                                     5.7750          0.0306
    112           1           0.2                    No                                     5.3750          0.0306
    113           1           0.2                    No                                     5.4200          0.0306
    114           1           0.2                    No              47                     4.9600          0.0306
    115           1           0.2                    No                                     6.1730          0.0306
    116           1           0.2                    No                                     5.1750          0.0306
    117           1           0.2                    No                                     5.4500          0.0506
    118           1           0.2                    No                                     5.6400          0.1006
    119           1           0.2                    No                                     5.7500          0.0306
    120           1           0.2                    No                                     5.5020          0.0306
    121           1           0.2                    No                                     5.8300          0.0306
    122           1           0.2                    No                                     5.1250          0.0306
    123           1           0.2                    No                                     5.6430          0.0306
    124           1           0.2                    No                                     5.2140          0.0306
    125           1           0.2                    No                                     5.3050          0.0306
    126           1           0.2                    No                                     5.6130          0.1206
    127           1           0.2                    No                                     5.6340          0.0306
    128           1           0.2                    No                                     5.4070          0.0306
    129           1           0.2                    No                                     5.6830          0.0306
    130           1           0.2                    No              140                    5.6400          0.0306
    131           1           0.2                    No                                     5.4700          0.0306
    132           2                         3.2      No                                     5.3400          0.0306
    133           1           0.2                    No                                     5.2850          0.0306
    134           1           0.2                    No                                     5.4000          0.0506
    135           2                         3.1      No                                     5.5100          0.0306
    136           1           0.1                    No                                     5.2200          0.0306
    137           1           0.1                    No                                     5.3300          0.1206
    138           1           0.1                    No                                     5.3700          0.0306
    139           2                         3.0      No                                     5.3200          0.0306
    140           1           0.1                    No              130                    5.6100          0.0306
    141           1           0.1                    No                                     5.2100          0.1206
    142           1           0.1                    No                                     5.3300          0.1006
    143           1           0.1                    No                                     5.1800          0.0306
    144           1           0.1                    No                                     5.1400          0.0306
    145           2                         2.5      No                                     5.1500          0.0306
    146           1           0.1                    No                                     5.0750          0.0306
    147           1           0.1                    No                                     5.9140          0.0306
    148           1           0.1                    No                                     5.2300          0.0306
    149           1           0.1                    No                                     5.5900          0.0706
    150           1           0.1                    No              86, 109                5.2500          0.0306
    151           1           0.1                    No                                     5.1800          0.0506
    152           1           0.1                    No                                     5.1800          0.1006
    153           1           0.1                    No              67                     5.1500          0.0306
    154           1           0.1                    No                                     5.5000          0.0306
    155           1           0.1                    No                                     5.2630          0.0306
    156           1           0.1                    No              80                     5.3520          0.0306
    157           1           0.1                    No              168                    5.8800          0.0306
    158           1           0.1                    No                                     6.2500          0.0306
    159           1           0.1                    No                                     5.6140          0.0306
    160           1           0.1                    No                                     5.5450          0.0306
    161           1           0.1                    No                                     5.4800          0.0306
    162           2                         1.5      No                                     5.1500          0.0306
    163           1           0.1                    No                                     5.1100          0.0306
    164           1           0.1                    No                                     5.8900          0.0306
    165           1           0.1                    No                                     5.1400          0.0506
    166           1           0.1                    No                                     5.9700          0.0306
    167           1           0.1                    No                                     5.2400          0.0306
    168           1           0.0                    No              157                    5.8800          0.0306
    169           1           0.0                    No                                     6.4300          0.0306

                   Net
                 Mortgage                                       IO Monthly                       IO Annual
   Loan #      Rate % (10)        Accrual Type          Debt Service ($) (11), (12)        Debt Service ($) (12)
   ------      -----------        ------------          ---------------------------        ---------------------

     1            5.1394      Actual/360                        908,579.63                     10,902,955.56
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
    1.18
     2            5.1869      Actual/360                        707,488.77                      8,489,865.27
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
     3            4.5890      Actual/360
     4            5.1024      Actual/360                        555,124.44                      6,661,493.33
     5            4.9494      Actual/360                        421,608.80                      5,059,305.56
     6            5.1194      Actual/360                        430,776.04                      5,169,312.50
    6.01
    6.02
    6.03
    6.04
    6.05
    6.06
    6.07
    6.08
    6.09
    6.10
    6.11
    6.12
    6.13
     7            5.2994      Actual/360
     8            5.3894      Actual/360                        366,351.85                      4,396,222.22
    8.01
    8.02
    8.03
     9            4.9054      Actual/360                        283,591.48                      3,403,097.78
    9.01
    9.02
     10           5.0414      Actual/360
     11           6.5464      Actual/360
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
   11.08
     12           5.3494      Actual/360
   12.01
   12.02
   12.03
   12.04
   12.05
   12.06
   12.07
   12.08
   12.09
   12.10
   12.11
   12.12
   12.13
   12.14
   12.15
   12.16
     13           5.1994      Actual/360                        225,793.06                      2,709,516.67
     14           5.3424      Actual/360                        222,989.45                      2,675,873.40
   14.01
   14.02
   14.03
     15           5.1394      Actual/360                        205,304.05                      2,463,648.61
     16           4.9994      Actual/360
     17           6.1584      Actual/360                        209,165.28                      2,509,983.33
     18           4.9494      Actual/360                        147,858.80                      1,774,305.56
     19           4.9194      Actual/360
   19.01
   19.02
     20           5.1474      Actual/360                        146,560.17                      1,758,722.08
     21           5.4494      Actual/360
     22           5.2994      30/360                            127,697.92                      1,532,375.00
     23           5.4864      Actual/360
     24           5.6514      Actual/360
   24.01
   24.02
   24.03
   24.04
   24.05
   24.06
   24.07
   24.08
   24.09
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
     25           5.3394      Actual/360                        117,965.97                      1,415,591.67
     26           5.6514      Actual/360
   26.01
   26.02
   26.03
   26.04
   26.05
   26.06
   26.07
   26.08
   26.09
   26.10
   26.11
   26.12
   26.13
   26.14
   26.15
   26.16
   26.17
   26.18
   26.19
   26.20
   26.21
     27           5.6514      Actual/360
   27.01
   27.02
   27.03
   27.04
   27.05
   27.06
   27.07
   27.08
   27.09
   27.10
   27.11
   27.12
   27.13
   27.14
   27.15
   27.16
   27.17
   27.18
     28           5.4394      Actual/360                        117,851.91                      1,414,222.92
     29           4.9864      Actual/360                        105,972.51                      1,271,670.14
   29.01
   29.02
   29.03
   29.04
     30           4.9744      Actual/360                        101,490.28                      1,217,883.33
     31           5.3294      Actual/360
   31.01
   31.02
     32           5.0894      Actual/360                        101,053.63                      1,212,643.56
     33           5.4334      Actual/360                        107,104.52                      1,285,254.22
     34           5.4394      Actual/360                        103,524.82                      1,242,297.78
     35           5.1694      Actual/360                        94,460.65                       1,133,527.78
     36           4.9094      Actual/360                        87,650.69                       1,051,808.33
     37           4.9404      Actual/360                        88,032.73                       1,056,392.73
     38           5.1754      Actual/360                        90,171.05                       1,082,052.64
     39           5.2494      Actual/360                        91,006.67                       1,092,080.00
     40           4.5944      Actual/360                        78,153.94                        937,847.22
     41           5.2994      Actual/360                        90,405.09                       1,084,861.11
     42           5.5944      Actual/360
     43           5.2594      Actual/360                        87,156.42                       1,045,877.08
     44           5.1824      Actual/360                        85,447.34                       1,025,368.14
     45           5.5034      Actual/360                        85,098.06                       1,021,176.72
     46           5.8444      Actual/360
     47           5.3694      Actual/360                        76,216.56                        914,598.75
     48           5.1894      Actual/360
     49           5.2594      Actual/360                        73,747.74                        884,972.92
   49.01
   49.02
     50           5.0577      Actual/360
     51           5.4524      Actual/360
     52           5.5294      Actual/360                        74,552.26                        894,627.17
   52.01
   52.02
   52.03
   52.04
     53           5.6784      Actual/360
     54           5.4594      Actual/360                        71,693.77                        860,325.28
     55           5.0374      Actual/360
     56           5.1694      Actual/360                        65,902.78                        790,833.33
     57           5.2894      Actual/360                        67,423.61                        809,083.33
     58           5.6034      Actual/360
   58.01
   58.02
   58.03
     59           5.5954      Actual/360                        71,064.06                        852,768.76
     60           5.2494      Actual/360                        62,804.08                        753,648.96
     61           5.6934      Actual/360                        65,289.38                        783,472.50
     62           5.2594      Actual/360
   62.01
   62.02
     63           5.1294      Actual/360                        56,676.39                        680,116.67
     64           5.4194      Actual/360
     65           5.3194      Actual/360
     66           5.3404      Actual/360                        54,002.17                        648,026.07
     67           5.1094      Actual/360                        50,593.90                        607,126.81
     68           5.4814      Actual/360                        53,556.99                        642,683.89
     69           5.4994      Actual/360                        53,731.89                        644,782.64
     70           5.1194      Actual/360                        47,864.01                        574,368.06
     71           5.5394      Actual/360                        51,767.48                        621,209.72
     72           5.5724      Actual/360
     73           5.0794      Actual/360                        46,974.15                        563,689.78
     74           5.4394      Actual/360                        50,444.14                        605,329.69
     75           5.2994      Actual/360                        48,909.16                        586,909.86
     76           5.4894      Actual/360
     77           5.4064      Actual/360
     78           4.8544      Actual/360                        41,273.73                        495,284.72
     79           5.5594      Actual/360
     80           5.3394      Actual/360
     81           6.0014      Actual/360
     82           5.4694      Actual/360
     83           5.2184      Actual/360
     84           5.4554      Actual/360
     85           5.2994      Actual/360                        39,778.24                        477,338.89
     86           5.0794      Actual/360
     87           5.2494      Actual/360
     88           5.0564      Actual/360                        34,384.35                        412,612.22
     89           5.1994      Actual/360                        34,246.21                        410,954.51
     90           5.1764      Actual/360
     91           5.2394      Actual/360
     92           5.0794      Actual/360
     93           5.6124      Actual/360                        33,374.69                        400,496.25
     94           5.2794      Actual/360                        31,523.50                        378,281.94
     95           5.2264      Actual/360
     96           5.1944      Actual/360                        30,019.56                        360,234.72
     97           5.2094      Actual/360
     98           4.9694      Actual/360                        28,304.40                        339,652.78
     99           5.2094      Actual/360
    100           5.8444      Actual/360
    101           5.1664      Actual/360                        28,102.30                        337,227.56
    102           5.2694      Actual/360                        28,659.26                        343,911.11
    103           5.4294      Actual/360
    104           5.4219      Actual/360
    105           5.0944      Actual/360
    106           5.0944      Actual/360
    107           5.0394      Actual/360
    108           4.9294      Actual/360
    109           5.2194      Actual/360
    110           5.6294      Actual/360
    111           5.7444      Actual/360
    112           5.3444      Actual/360
    113           5.3894      Actual/360                        25,644.63                        307,735.56
    114           4.9294      Actual/360                        23,153.84                        277,846.11
    115           6.1424      Actual/360
    116           5.1444      Actual/360                        23,610.94                        283,331.25
    117           5.3994      30/360
    118           5.5394      Actual/360                        25,375.10                        304,501.25
    119           5.7194      Actual/360
    120           5.4714      Actual/360
    121           5.7994      Actual/360                        25,121.63                        301,459.58
    122           5.0944      Actual/360
    123           5.6124      Actual/360                        23,791.38                        285,496.61
    124           5.1834      Actual/360
    125           5.2744      Actual/360
    126           5.4924      Actual/360
    127           5.6034      Actual/360
    128           5.3764      Actual/360                        21,699.97                        260,399.62
    129           5.6524      Actual/360
    130           5.6094      Actual/360
    131           5.4394      Actual/360                        21,028.48                        252,341.74
    132           5.3094      Actual/360
    133           5.2544      Actual/360
    134           5.3494      Actual/360
    135           5.4794      Actual/360                        20,251.16                        243,013.96
    136           5.1894      Actual/360                        19,053.00                        228,636.00
    137           5.2094      Actual/360                        19,364.43                        232,373.19
    138           5.3394      Actual/360                        19,282.90                        231,394.79
    139           5.2894      Actual/360                        18,878.61                        226,543.33
    140           5.5794      Actual/360
    141           5.0894      Actual/360                        17,607.87                        211,294.44
    142           5.2294      Actual/360
    143           5.1494      Actual/360
    144           5.1094      Actual/360
    145           5.1194      Actual/360
    146           5.0444      Actual/360                        15,007.67                        180,092.01
    147           5.8834      Actual/360
    148           5.1994      Actual/360
    149           5.5194      Actual/360                        14,972.01                        179,664.15
    150           5.2194      Actual/360
    151           5.1294      Actual/360
    152           5.0794      Actual/360                        12,692.20                        152,306.39
    153           5.1194      Actual/360                        11,966.00                        143,592.01
    154           5.4694      Actual/360
    155           5.2324      Actual/360
    156           5.3214      Actual/360
    157           5.8494      Actual/360
    158           6.2194      Actual/360
    159           5.5834      Actual/360                        10,672.45                        128,069.38
    160           5.5144      Actual/360
    161           5.4494      Actual/360
    162           5.1194      Actual/360                         9,246.46                        110,957.47
    163           5.0794      Actual/360
    164           5.8594      Actual/360                         9,953.01                        119,436.11
    165           5.0894      Actual/360
    166           5.9394      Actual/360
    167           5.2094      Actual/360
    168           5.8494      Actual/360
    169           6.3994      Actual/360

                   Monthly P&I Debt             Annual P&I Debt                                First
   Loan #             Service ($)                 Service ($)            Note Date          Payment Date
   ------             -----------                 -----------            ---------          ------------

     1                                                                   8/10/2005           10/1/2005
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
    1.18
     2                958,657.90                 11,503,894.80          10/13/2005           12/1/2005
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
     3                794,043.77                 9,528,525.24            9/9/2005            11/1/2005
     4                697,573.52                 8,370,882.24            9/8/2005            10/8/2005
     5                                                                   10/4/2005           12/1/2005
     6                                                                   8/10/2005           10/1/2005
    6.01
    6.02
    6.03
    6.04
    6.05
    6.06
    6.07
    6.08
    6.09
    6.10
    6.11
    6.12
    6.13
     7                543,239.88                 6,518,878.56            10/6/2005           11/8/2005
     8                450,223.90                 5,402,686.80            8/31/2005           10/8/2005
    8.01
    8.02
    8.03
     9                362,383.59                 4,348,603.08            9/30/2005           10/1/2005
    9.01
    9.02
     10               327,444.49                 3,929,333.88            9/28/2005           11/1/2005
     11               374,727.42                 4,496,729.04           10/17/2005           12/1/2005
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
   11.08
     12               315,609.77                 3,787,317.24            8/25/2005           10/8/2005
   12.01
   12.02
   12.03
   12.04
   12.05
   12.06
   12.07
   12.08
   12.09
   12.10
   12.11
   12.12
   12.13
   12.14
   12.15
   12.16
     13               281,308.09                 3,375,697.08            1/13/2005            3/1/2005
     14               274,996.63                 3,299,959.56            9/30/2005           11/8/2005
   14.01
   14.02
   14.03
     15                                                                  8/10/2005           10/1/2005
     16               225,130.61                 2,701,567.32            9/1/2005            10/1/2005
     17               250,837.89                 3,010,054.68           11/10/2005            1/1/2006
     18                                                                  8/19/2005           10/1/2005
     19               186,819.50                 2,241,834.00            8/10/2005           10/8/2005
   19.01
   19.02
     20               183,497.13                 2,201,965.56            5/18/2005            7/1/2005
     21               195,513.08                 2,346,156.96            8/4/2005             9/8/2005
     22                                                                  7/27/2005            9/8/2005
     23               154,015.27                 1,848,183.24            9/9/2005            11/1/2005
     24               164,188.47                 1,970,261.64            6/8/2005             8/1/2005
   24.01
   24.02
   24.03
   24.04
   24.05
   24.06
   24.07
   24.08
   24.09
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
     25               145,511.49                 1,746,137.88            9/15/2005           11/8/2005
     26               162,413.46                 1,948,961.52            6/8/2005             8/1/2005
   26.01
   26.02
   26.03
   26.04
   26.05
   26.06
   26.07
   26.08
   26.09
   26.10
   26.11
   26.12
   26.13
   26.14
   26.15
   26.16
   26.17
   26.18
   26.19
   26.20
   26.21
     27               161,157.20                 1,933,886.40            6/8/2005             8/1/2005
   27.01
   27.02
   27.03
   27.04
   27.05
   27.06
   27.07
   27.08
   27.09
   27.10
   27.11
   27.12
   27.13
   27.14
   27.15
   27.16
   27.17
   27.18
     28               144,306.59                 1,731,679.08            9/2/2005            10/8/2005
     29               134,465.27                 1,613,583.24            8/24/2005           10/1/2005
   29.01
   29.02
   29.03
   29.04
     30               128,910.54                 1,546,926.48            9/7/2005            11/1/2005
     31               133,050.68                 1,596,608.16            9/28/2005           11/8/2005
   31.01
   31.02
     32               127,120.30                 1,525,443.60           10/19/2005           12/1/2005
     33               131,203.51                 1,574,442.12            4/29/2005            6/1/2005
     34               126,763.43                 1,521,161.16           10/13/2005           12/8/2005
     35               118,058.84                 1,416,706.08            11/1/2005           12/8/2005
     36                                                                  7/14/2005            9/6/2005
     37               112,146.62                 1,345,759.44           10/18/2005           12/1/2005
     38               112,643.73                 1,351,724.76           10/17/2005           12/8/2005
     39               113,028.91                 1,356,346.92            5/3/2005             6/8/2005
     40                                                                  7/26/2005            9/1/2005
     41                                                                  9/13/2005           11/1/2005
     42               115,131.28                 1,381,575.36           10/31/2005           12/1/2005
     43               111,365.68                 1,336,388.16            10/6/2005           11/8/2005
     44               106,683.36                 1,280,200.32            7/19/2005            9/1/2005
     45               103,726.18                 1,244,714.16            4/29/2005            6/1/2005
     46               103,105.03                 1,237,260.36            11/4/2005            1/1/2006
     47                93,803.72                 1,125,644.64            9/29/2005           11/8/2005
     48                91,137.47                 1,093,649.64           10/19/2005           12/1/2005
     49                91,522.83                 1,098,273.96            8/4/2005             9/8/2005
   49.01
   49.02
     50                88,542.34                 1,062,508.08            9/1/2005            11/1/2005
     51                90,675.66                 1,088,107.92            9/29/2005           11/1/2005
     52                90,706.44                 1,088,477.28           10/20/2005           12/8/2005
   52.01
   52.02
   52.03
   52.04
     53                90,050.49                 1,080,605.88            8/31/2005           10/1/2005
     54                87,536.15                 1,050,433.80            8/11/2005           10/1/2005
     55                82,229.75                  986,757.00             9/23/2005           11/8/2005
     56                82,366.63                  988,399.56             10/3/2005           11/8/2005
     57                                                                  8/31/2005           10/8/2005
     58                86,433.71                 1,037,204.52            9/27/2005           11/1/2005
   58.01
   58.02
   58.03
     59                86,070.07                 1,032,840.84           10/31/2005           12/1/2005
     60                77,881.48                  934,577.76             9/23/2005           11/1/2005
     61                78,559.50                  942,714.00            10/27/2005           12/1/2005
     62                74,882.31                  898,587.72            10/13/2005           12/8/2005
   62.01
   62.02
     63                71,063.53                  852,762.36             6/28/2005            8/1/2005
     64                89,058.63                 1,068,703.56            7/20/2005            9/8/2005
     65                72,761.79                  873,141.48             7/22/2005            9/1/2005
     66                66,606.91                  799,282.92             8/30/2005           10/1/2005
     67                63,540.30                  762,483.60             9/1/2005            10/8/2005
     68                65,382.34                  784,588.08            10/27/2005           12/1/2005
     69                65,512.36                  786,148.32             9/26/2005           11/8/2005
     70                60,062.88                  720,754.56             8/24/2005           10/8/2005
     71                62,940.75                  755,289.00             10/7/2005           11/8/2005
     72                63,169.50                  758,034.00             8/26/2005           10/1/2005
     73                59,139.81                  709,677.72             10/5/2005           11/8/2005
     74                61,678.84                  740,146.08             9/1/2005            10/1/2005
     75                60,420.36                  725,044.32             9/15/2005           11/1/2005
     76                61,456.80                  737,481.60            10/20/2005           12/1/2005
     77                60,895.00                  730,740.00             8/10/2005           10/1/2005
     78                52,981.54                  635,778.48             9/1/2005            11/1/2005
     79                54,764.34                  657,172.08             7/28/2005            9/8/2005
     80                52,775.90                  633,310.80             10/3/2005           12/1/2005
     81                59,455.82                  713,469.84            10/19/2005           12/1/2005
     82                63,285.63                  759,427.56             8/8/2005            10/1/2005
     83                49,747.97                  596,975.64             9/16/2005           11/1/2005
     84                51,021.98                  612,263.76             9/30/2005           11/1/2005
     85                49,140.41                  589,684.92            10/27/2005           12/1/2005
     86                44,028.72                  528,344.64             8/29/2005           10/8/2005
     87                48,382.02                  580,584.24             9/19/2005           11/8/2005
     88                43,372.10                  520,465.20             9/29/2005           11/1/2005
     89                42,699.83                  512,397.96             8/17/2005           10/8/2005
     90                39,567.12                  474,805.44             9/27/2005           11/1/2005
     91                39,670.44                  476,045.28            10/19/2005           12/8/2005
     92                38,593.07                  463,116.84             8/16/2005           10/8/2005
     93                40,375.54                  484,506.48            10/28/2005           12/1/2005
     94                39,001.84                  468,022.08             8/15/2005           10/1/2005
     95                38,684.61                  464,215.32             9/30/2005           11/1/2005
     96                37,444.63                  449,335.56             7/29/2005            9/1/2005
     97                37,507.75                  450,093.00             9/8/2005            10/8/2005
     98                                                                  8/31/2005           10/1/2005
     99                36,680.37                  440,164.44             8/10/2005           10/8/2005
    100                41,384.34                  496,612.08            10/20/2005           12/1/2005
    101                35,131.24                  421,574.88             9/30/2005           11/1/2005
    102                35,539.50                  426,474.00            10/13/2005           12/8/2005
    103                36,258.23                  435,098.76             9/14/2005           11/1/2005
    104                39,120.26                  469,443.12             9/29/2005           11/1/2005
    105                42,680.35                  512,164.20             6/13/2005            8/1/2005
    106                50,869.04                  610,428.48             8/8/2005            10/1/2005
    107                33,895.97                  406,751.64             9/29/2005           11/1/2005
    108                33,207.20                  398,486.40             8/30/2005           10/1/2005
    109                33,684.43                  404,213.16             8/16/2005           10/8/2005
    110                38,044.43                  456,533.16             8/23/2005           10/8/2005
    111                37,190.86                  446,290.32             8/18/2005           10/8/2005
    112                33,262.29                  399,147.48             8/26/2005           10/1/2005
    113                31,515.67                  378,188.04             9/14/2005           11/8/2005
    114                29,524.48                  354,293.76             7/26/2005            9/8/2005
    115                36,020.48                  432,245.76             8/30/2005           10/1/2005
    116                29,568.65                  354,823.80             10/4/2005           11/8/2005
    117                30,350.25                  364,203.00             8/26/2005           10/1/2005
    118                30,704.15                  368,449.80             7/20/2005            9/1/2005
    119                30,345.79                  364,149.48            10/13/2005           12/1/2005
    120                29,531.55                  354,378.60             9/9/2005            11/1/2005
    121                33,594.83                  403,137.96             9/29/2005           11/8/2005
    122                27,224.35                  326,692.20             10/3/2005           12/1/2005
    123                28,781.99                  345,383.88            10/28/2005           12/1/2005
    124                27,498.80                  329,985.60             9/14/2005           11/1/2005
    125                27,086.24                  325,034.88             10/7/2005           12/1/2005
    126                27,825.11                  333,901.32             10/5/2005           12/1/2005
    127                27,658.79                  331,905.48            10/24/2005           12/1/2005
    128                26,693.47                  320,321.64            10/13/2005           12/1/2005
    129                29,378.00                  352,536.00             9/15/2005           11/1/2005
    130                26,812.08                  321,744.96             10/4/2005           11/8/2005
    131                25,748.82                  308,985.84             9/7/2005            10/8/2005
    132                25,100.61                  301,207.32             9/22/2005           11/8/2005
    133                24,946.81                  299,361.72             9/29/2005           11/8/2005
    134                25,268.89                  303,226.68             7/26/2005            9/1/2005
    135                24,726.12                  296,713.44             8/31/2005           10/8/2005
    136                23,774.99                  285,299.88             9/30/2005           11/1/2005
    137                23,958.27                  287,499.24             9/8/2005            11/1/2005
    138                23,785.53                  285,426.36             9/16/2005           11/8/2005
    139                23,374.99                  280,499.88             7/20/2005            9/8/2005
    140                24,137.81                  289,653.72             9/21/2005           11/8/2005
    141                21,989.15                  263,869.80             9/28/2005           11/1/2005
    142                22,286.76                  267,441.12            10/14/2005           12/1/2005
    143                21,367.17                  256,406.04            10/12/2005           12/8/2005
    144                21,271.00                  255,252.00             8/12/2005           10/8/2005
    145                19,329.33                  231,951.96             8/19/2005           10/1/2005
    146                18,949.51                  227,394.12             9/20/2005           11/1/2005
    147                19,306.06                  231,672.72             9/30/2005           11/1/2005
    148                17,796.19                  213,554.28             8/25/2005           10/8/2005
    149                18,178.32                  218,139.84             8/11/2005           10/1/2005
    150                16,786.99                  201,443.88             8/16/2005           10/8/2005
    151                17,853.75                  214,245.00             9/2/2005            11/1/2005
    152                15,888.41                  190,660.92             9/22/2005           11/1/2005
    153                15,015.72                  180,188.64             7/27/2005            9/8/2005
    154                15,614.20                  187,370.40             9/12/2005           11/1/2005
    155                14,654.74                  175,856.88             8/12/2005           10/1/2005
    156                13,963.46                  167,561.52            10/18/2005           12/1/2005
    157                14,470.91                  173,650.92             8/31/2005           10/8/2005
    158                15,502.23                  186,026.76            10/21/2005           12/1/2005
    159                                                                  8/31/2005           10/1/2005
    160                12,838.85                  154,066.20            10/14/2005           12/1/2005
    161                12,237.15                  146,845.80             10/8/2005           12/8/2005
    162                11,603.06                  139,236.72             7/22/2005            9/8/2005
    163                11,961.49                  143,537.88             8/18/2005           10/8/2005
    164                12,751.88                  153,022.56             9/22/2005           11/8/2005
    165                10,908.21                  130,898.52             8/4/2005            10/1/2005
    166                10,757.22                  129,086.64             8/18/2005           10/8/2005
    167                8,770.19                   105,242.28             8/17/2005           10/8/2005
    168                7,990.07                    95,880.84             9/6/2005            10/8/2005
    169                2,012.52                    24,150.24             10/7/2005           11/8/2005

                                                                                                          Payment        Grace
   Loan #       Rem. Term (13)         Rem. Amort (12)        I/O Period (12,14)        Seasoning        Due Date       Period
   ------       --------------         ---------------        ------------------        ---------        --------       ------

     1                117                     0                      120                    3                1             0
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
    1.18
     2                115                    300                      56                    1                1             0
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
     3                82                     358                      0                     2                1             5
     4                117                    360                      36                    3                8             0
     5                59                      0                       60                    1                1             5
     6                81                      0                       84                    3                1             0
    6.01
    6.02
    6.03
    6.04
    6.05
    6.06
    6.07
    6.08
    6.09
    6.10
    6.11
    6.12
    6.13
     7                118                    358                      0                     2                8             0
     8                57                     360                      24                    3                8             0
    8.01
    8.02
    8.03
     9                83                     360                      35                    3                1             0
    9.01
    9.02
     10               118                    358                      0                     2                1             5
     11               43                     281                      0                     1                1             0
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
   11.08
     12               117                    297                      0                     3                8             0
   12.01
   12.02
   12.03
   12.04
   12.05
   12.06
   12.07
   12.08
   12.09
   12.10
   12.11
   12.12
   12.13
   12.14
   12.15
   12.16
     13               110                    360                      24                   10                1             0
     14               118                    360                      12                    2                8             0
   14.01
   14.02
   14.03
     15               117                     0                      120                    3                1             0
     16               81                     357                      0                     3                1             5
     17               120                    336                      36                    0                1             5
     18               117                     0                      120                    3                1             5
     19               117                    357                      0                     3                8             0
   19.01
   19.02
     20               114                    360                      60                    6                1             5
     21               181                    296                      0                     4                8             0
     22               80                      0                       84                    4                8             0
     23               118                    358                      0                     2                1             5
     24               115                    295                      0                     5                1             5
   24.01
   24.02
   24.03
   24.04
   24.05
   24.06
   24.07
   24.08
   24.09
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
     25               118                    360                      12                    2                8             0
     26               115                    295                      0                     5                1             5
   26.01
   26.02
   26.03
   26.04
   26.05
   26.06
   26.07
   26.08
   26.09
   26.10
   26.11
   26.12
   26.13
   26.14
   26.15
   26.16
   26.17
   26.18
   26.19
   26.20
   26.21
     27               115                    295                      0                     5                1             5
   27.01
   27.02
   27.03
   27.04
   27.05
   27.06
   27.07
   27.08
   27.09
   27.10
   27.11
   27.12
   27.13
   27.14
   27.15
   27.16
   27.17
   27.18
     28               117                    360                      24                    3                8             0
     29               117                    360                      24                    3                1             5
   29.01
   29.02
   29.03
   29.04
     30               118                    360                      24                    2                1             5
     31               118                    358                      0                     2                8             0
   31.01
   31.02
     32               119                    360                      60                    1                1             5
     33               113                    360                      36                    7                1             5
     34               119                    360                      24                    1                8             0
     35               119                    360                      24                    1                8             0
     36               116                     0                      120                    4                8             0
     37               119                    360                      36                    1                1             5
     38               119                    360                      36                    1                8             0
     39               113                    360                      36                    7                8             0
     40               116                     0                      120                    4                1             5
     41               118                     0                      120                    2                1             5
     42               119                    359                      0                     1                1             5
     43               118                    336                      24                    2                8             0
     44               116                    360                      60                    4                1             5
     45               113                    360                      36                    7                1             5
     46               120                    360                      0                     0                1             5
     47               118                    360                      60                    2                8             0
     48               119                    359                      0                     1                1             5
     49               80                     360                      24                    4                8             0
   49.01
   49.02
     50               118                    358                      0                     2                1             5
     51               118                    358                      0                     2                1             5
     52               119                    360                      18                    1                8             0
   52.01
   52.02
   52.03
   52.04
     53               117                    357                      0                     3                1             5
     54               117                    360                      24                    3                1             5
     55               118                    358                      0                     2                8             0
     56               118                    360                      36                    2                8             0
     57               117                     0                      120                    3                8             0
     58               118                    358                      0                     2                1             5
   58.01
   58.02
   58.03
     59               119                    360                      24                    1                1             5
     60               118                    360                      24                    2                1             5
     61               114                    360                      7                     1                1             5
     62               119                    359                      0                     1                8             0
   62.01
   62.02
     63               115                    360                      36                    5                1             5
     64               116                    236                      0                     4                8             0
     65               116                    296                      0                     4                1             5
     66               117                    360                      60                    3                1             5
     67               117                    360                      12                    3                8             0
     68               114                    360                      7                     1                1             5
     69               82                     360                      24                    2                8             0
     70               117                    360                      60                    3                8             0
     71               118                    360                      36                    2                8             0
     72               117                    357                      0                     3                1             5
     73               118                    360                      36                    2                8             0
     74               117                    360                      36                    3                1             5
     75               118                    360                      12                    2                1             5
     76               119                    359                      0                     1                1             5
     77               117                    357                      0                     3                1             5
     78               118                    360                      24                    2                1             5
     79               116                    356                      0                     4                8             0
     80               119                    359                      0                     1                1             5
     81               119                    299                      0                     1                1             5
     82               117                    237                      0                     3                1             5
     83               118                    358                      0                     2                1             5
     84               118                    358                      0                     2                1             5
     85               119                    360                      36                    1                1             5
     86               117                    357                      0                     3                8             0
     87               118                    298                      0                     2                8             0
     88               118                    360                      60                    2                1             5
     89               117                    360                      24                    3                8             0
     90               118                    358                      0                     2                1             5
     91               119                    359                      0                     1                8             0
     92               117                    357                      0                     3                8             0
     93               119                    360                      24                    1                1             5
     94               117                    360                      24                    3                1             5
     95               118                    358                      0                     2                1             5
     96               116                    360                      60                    4                1             5
     97               117                    357                      0                     3                8             0
     98               117                     0                      120                    3                1             5
     99               117                    357                      0                     3                8             0
    100               119                    299                      0                     1                1             5
    101               118                    360                      24                    2                1             5
    102               119                    360                      36                    1                8             0
    103               118                    358                      0                     2                1             5
    104               118                    298                      0                     2                1             5
    105               115                    235                      0                     5                1             5
    106               177                    177                      0                     3                1             5
    107               75                     358                      0                     2                1             5
    108               117                    357                      0                     3                1             5
    109               117                    357                      0                     3                8             0
    110               117                    297                      0                     3                8             0
    111               117                    309                      0                     3                8             0
    112               117                    357                      0                     3                1             5
    113               118                    360                      36                    2                8             0
    114               116                    360                      60                    4                8             0
    115               117                    297                      0                     3                1             5
    116               118                    360                      12                    2                8             0
    117               117                    357                      0                     3                1             5
    118               116                    360                      36                    4                1             5
    119               119                    359                      0                     1                1             5
    120               118                    358                      0                     2                1             5
    121               118                    276                      24                    2                8             0
    122               119                    359                      0                     1                1             5
    123               119                    360                      24                    1                1             5
    124               118                    358                      0                     2                1             5
    125               119                    359                      0                     1                1             5
    126               119                    359                      0                     1                1             5
    127               119                    359                      0                     1                1             5
    128               119                    360                      24                    1                1             5
    129               118                    298                      0                     2                1             5
    130               58                     358                      0                     2                8             0
    131               117                    360                      12                    3                8             0
    132               118                    358                      0                     2                8             0
    133               118                    358                      0                     2                8             0
    134               116                    356                      0                     4                1             5
    135               117                    360                      23                    3                8             0
    136               118                    360                      60                    2                1             5
    137               118                    360                      36                    2                1             5
    138               118                    360                      36                    2                8             0
    139               116                    360                      24                    4                8             0
    140               58                     358                      0                     2                8             0
    141               118                    360                      24                    2                1             5
    142               119                    359                      0                     1                1             5
    143               119                    359                      0                     1                8             0
    144               81                     357                      0                     3                8             0
    145               117                    357                      0                     3                1             5
    146               118                    360                      60                    2                1             5
    147               118                    358                      0                     2                1             5
    148               117                    357                      0                     3                8             0
    149               81                     360                      24                    3                1             5
    150               117                    357                      0                     3                8             0
    151               118                    298                      0                     2                1             5
    152               118                    360                      24                    2                1             5
    153               116                    360                      24                    4                8             0
    154               118                    358                      0                     2                1             5
    155               117                    357                      0                     3                1             5
    156               119                    359                      0                     1                1             5
    157               117                    357                      0                     3                8             0
    158               119                    299                      0                     1                1             5
    159               57                      0                       60                    3                1             5
    160               119                    359                      0                     1                1             5
    161               119                    359                      0                     1                8             0
    162               116                    360                      24                    4                8             0
    163               117                    321                      0                     3                8             0
    164               118                    300                      24                    2                8             0
    165               117                    357                      0                     3                1             5
    166               117                    357                      0                     3                8             0
    167               117                    357                      0                     3                8             0
    168               117                    357                      0                     3                8             0
    169               118                    298                      0                     2                8             0

                                                        Final
                  Maturity/                            Maturity              Maturity/ARD                     Maturity
   Loan #       ARD Date (13)      ARD Loan (13)       Date (13)      Balance ($) (6), (12), (13)   LTV % (3), (5), (12), (13)
   ------       -------------      -------------       ---------      ---------------------------   --------------------------

     1            9/1/2015               No                                           208,000,000           72.4
    1.01                                                                               27,442,257
    1.02                                                                               24,545,977
    1.03                                                                               19,839,521
    1.04                                                                               19,477,486
    1.05                                                                               16,834,630
    1.06                                                                               13,322,890
    1.07                                                                               11,512,715
    1.08                                                                                9,666,336
    1.09                                                                                9,268,097
    1.10                                                                                8,290,603
    1.11                                                                                8,254,399
    1.12                                                                                7,675,143
    1.13                                                                                7,095,887
    1.14                                                                                6,227,003
    1.15                                                                                5,376,221
    1.16                                                                                5,321,915
    1.17                                                                                4,706,456
    1.18                                                                                3,142,464
     2            7/1/2015               No                                           143,315,561           67.9
    2.01                                                                               32,111,919
    2.02                                                                               27,766,966
    2.03                                                                               17,719,262
    2.04                                                                               12,899,079
    2.05                                                                               11,201,832
    2.06                                                                               10,998,162
    2.07                                                                               10,047,704
    2.08                                                                                9,979,814
    2.09                                                                                5,702,751
    2.10                                                                                4,888,072
     3            10/1/2012              No                                           135,270,025           39.0
     4            9/8/2015               No                                           113,617,463           70.1
     5            11/1/2010              No                                           100,000,000           30.1
     6            8/31/2012              No                                            99,000,000           73.1
    6.01                                                                               10,082,657
    6.02                                                                                9,790,406
    6.03                                                                                9,644,280
    6.04                                                                                8,329,151
    6.05                                                                                8,036,900
    6.06                                                                                7,963,838
    6.07                                                                                7,890,775
    6.08                                                                                7,671,587
    6.09                                                                                7,306,273
    6.10                                                                                7,160,148
    6.11                                                                                6,210,332
    6.12                                                                                5,991,144
    6.13                                                                                2,922,509
     7            10/8/2015              No                                            81,007,188           65.9
     8            9/8/2010              Yes            9/8/2035                        76,738,109           68.5
    8.01                                                                               28,188,080
    8.02                                                                               27,575,296
    8.03                                                                               20,974,733
     9            11/1/2012              No                                            63,548,647           62.9
    9.01                                                                               39,010,061
    9.02                                                                               24,538,587
     10           10/1/2015              No                                            49,852,881           62.0
     11           7/1/2009               No                                            49,946,183           53.0
   11.01                                                                               12,619,099
   11.02                                                                                8,907,600
   11.03                                                                                7,953,214
   11.04                                                                                7,688,107
   11.05                                                                                3,605,457
   11.06                                                                                3,287,328
   11.07                                                                                3,287,328
   11.08                                                                                2,598,050
     12           9/8/2015               No                                            39,407,425           54.9
   12.01                                                                                4,058,207
   12.02                                                                                3,432,993
   12.03                                                                                2,879,773
   12.04                                                                                2,834,303
   12.05                                                                                2,747,152
   12.06                                                                                2,735,785
   12.07                                                                                2,576,639
   12.08                                                                                2,531,169
   12.09                                                                                2,500,856
   12.10                                                                                2,235,614
   12.11                                                                                1,970,371
   12.12                                                                                1,970,371
   12.13                                                                                1,902,166
   12.14                                                                                1,879,431
   12.15                                                                                1,629,345
   12.16                                                                                1,523,249
     13           2/1/2015               No                                            44,388,724           63.4
     14           10/8/2015              No                                            41,910,327           64.4
   14.01                                                                               22,064,354
   14.02                                                                               10,170,421
   14.03                                                                                9,675,552
     15           9/1/2015               No                                            47,000,000           72.5
     16           9/1/2012               No                                            36,954,124           51.0
     17           12/1/2015              No                                            35,626,091           63.4
     18           9/1/2015               No                                         35,000,000.00           74.2
     19           9/8/2015               No                                            28,724,244           56.8
   19.01                                                                               20,517,317
   19.02                                                                                8,206,927
     20           6/1/2015               No                                            30,978,073           70.8
     21          12/31/2020              No                                            17,982,487           28.5
     22           8/8/2012               No                                            28,750,000           69.3
     23           10/1/2015             Yes            10/1/2035                       22,581,713           62.4
     24           7/1/2015               No                                            20,124,303           59.2
   24.01                                                                                5,316,747
   24.02                                                                                1,711,069
   24.03                                                                                1,302,544
   24.04                                                                                1,267,020
   24.05                                                                                1,243,337
   24.06                                                                                1,166,369
   24.07                                                                                1,160,448
   24.08                                                                                1,042,035
   24.09                                                                                1,006,511
   24.10                                                                                1,006,511
   24.11                                                                                  834,812
   24.12                                                                                  710,478
   24.13                                                                                  651,272
   24.14                                                                                  651,272
   24.15                                                                                  479,573
   24.16                                                                                  319,715
   24.17                                                                                  254,588
     25           10/8/2015              No                                            22,181,954           62.0
     26           7/1/2015               No                                            19,906,743           55.0
   26.01                                                                                4,071,021
   26.02                                                                                1,919,982
   26.03                                                                                1,380,846
   26.04                                                                                1,353,339
   26.05                                                                                1,039,761
   26.06                                                                                1,026,007
   26.07                                                                                1,017,755
   26.08                                                                                  962,741
   26.09                                                                                  907,728
   26.10                                                                                  880,221
   26.11                                                                                  830,708
   26.12                                                                                  814,204
   26.13                                                                                  781,196
   26.14                                                                                  687,672
   26.15                                                                                  572,144
   26.16                                                                                  401,601
   26.17                                                                                  313,579
   26.18                                                                                  258,565
   26.19                                                                                  247,562
   26.20                                                                                  233,809
   26.21                                                                                  206,302
     27           7/1/2015               No                                            19,752,766           56.9
   27.01                                                                                3,841,290
   27.02                                                                                2,560,860
   27.03                                                                                1,490,990
   27.04                                                                                1,365,792
   27.05                                                                                1,166,614
   27.06                                                                                1,035,726
   27.07                                                                                1,001,581
   27.08                                                                                  961,745
   27.09                                                                                  921,910
   27.10                                                                                  773,949
   27.11                                                                                  768,258
   27.12                                                                                  725,577
   27.13                                                                                  688,587
   27.14                                                                                  643,060
   27.15                                                                                  512,172
   27.16                                                                                  455,264
   27.17                                                                                  455,264
   27.18                                                                                  384,129
     28           9/8/2015               No                                            22,321,654           67.8
     29           9/1/2015               No                                            21,640,918           44.5
   29.01                                                                                7,347,225
   29.02                                                                                6,679,296
   29.03                                                                                4,452,864
   29.04                                                                                3,161,533
     30           10/1/2015              No                                            20,769,901           66.6
     31           10/8/2015              No                                            19,792,765           64.1
   31.01                                                                                9,896,383
   31.02                                                                                9,896,383
     32           11/1/2015              No                                            21,581,806           73.9
     33           5/1/2015               No                                            20,739,713           70.0
     34           11/8/2015              No                                            19,607,755           70.0
     35           11/8/2015              No                                            18,696,375           55.0
     36           8/8/2015               No                                            21,000,000           51.2
     37           11/1/2015              No                                            18,539,481           70.8
     38           11/8/2015              No                                            18,224,705           68.5
     39           5/8/2015               No                                            18,166,643           70.7
     40           8/1/2015               No                                            20,000,000           24.1
     41           10/1/2015              No                                            20,000,000           79.1
     42           11/1/2015              No                                            16,768,286           62.3
     43           10/8/2015              No                                            16,612,993           63.9
     44           8/1/2015               No                                            17,948,680           70.0
     45           5/1/2015               No                                            16,293,418           70.8
     46           12/1/2015              No                                            14,725,427           62.6
     47           10/8/2015              No                                            15,497,307           61.3
     48           11/1/2015              No                                            13,709,621           66.2
     49           8/8/2012               No                                            15,285,390           65.9
   49.01                                                                                9,421,598
   49.02                                                                                5,863,792
     50           10/1/2015              No                                            13,433,627           66.0
     51           10/1/2015              No                                            13,357,327           58.1
     52           11/8/2015              No                                            13,773,648           67.9
   52.01                                                                                6,785,048
   52.02                                                                                2,714,020
   52.03                                                                                2,374,767
   52.04                                                                                1,899,813
     53           9/1/2015               No                                            13,029,010           64.6
     54           9/1/2015               No                                            13,493,465           68.8
     55           10/8/2015              No                                            12,523,396           65.9
     56           10/8/2015             Yes            10/8/2035                       13,334,138           57.7
     57           9/8/2015               No                                            15,000,000           70.1
     58           10/1/2015              No                                            12,580,911           49.4
   58.01                                                                                7,143,189
   58.02                                                                                3,954,707
   58.03                                                                                1,483,015
     59           11/1/2015              No                                            13,135,142           51.7
     60           10/1/2015              No                                            12,226,970           69.3
     61           6/1/2015               No                                            11,629,804           62.9
     62           11/8/2015              No                                            11,201,213           60.2
   62.01                                                                                8,712,054
   62.02                                                                                2,489,159
     63           7/1/2015               No                                            11,547,123           64.9
     64           8/8/2015               No                                             8,341,306           46.3
     65           8/1/2015              Yes            8/1/2030                         9,091,782           57.9
     66           9/1/2015               No                                            11,034,776           60.5
     67           9/8/2015               No                                             9,874,505           58.4
     68           6/1/2015               No                                             9,850,136           55.7
     69           10/8/2012             Yes            10/8/2035                       10,690,286           67.2
     70           9/8/2015               No                                            10,167,277           67.8
     71           10/8/2015              No                                             9,854,078           68.9
     72           9/1/2015               No                                             9,216,562           66.8
     73           10/8/2015              No                                             9,653,075           70.7
     74           9/1/2015               No                                             9,725,730           67.1
     75           10/1/2015              No                                             9,225,966           67.1
     76           11/1/2015              No                                             9,025,689           63.8
     77           9/1/2015               No                                             9,002,657           61.2
     78           10/1/2015              No                                             8,627,683           69.0
     79           8/8/2015               No                                             7,999,235           63.5
     80           11/1/2015              No                                             7,844,017           61.0
     81           11/1/2015              No                                             7,130,359           57.0
     82           9/1/2015               No                                             5,913,895           37.7
     83           10/1/2015              No                                             7,466,701           61.2
     84           10/1/2015              No                                             7,514,197           55.3
     85           11/1/2015              No                                             7,847,082           71.1
     86           9/8/2015               No                                             6,682,305           63.0
     87           10/8/2015              No                                             6,079,438           52.9
     88           10/1/2015              No                                             7,387,628           73.1
     89           9/8/2015               No                                             6,744,484           51.9
     90           10/1/2015              No                                             5,958,743           66.2
     91           11/8/2015              No                                             5,915,074           66.5
     92           9/8/2015               No                                             5,857,330           52.8
     93           11/1/2015              No                                             6,152,700           68.8
     94           9/1/2015               No                                             6,106,767           69.8
     95           10/1/2015              No                                             5,802,465           58.0
     96           8/1/2015               No                                             6,292,401           74.0
     97           9/8/2015               No                                             5,633,259           55.0
     98           9/1/2015               No                                             6,700,000           63.2
     99           9/8/2015              Yes            9/8/2035                         5,508,996           54.8
    100           11/1/2015              No                                             5,011,091           50.1
    101           10/1/2015              No                                             5,565,358           62.0
    102           11/8/2015              No                                             5,700,987           69.5
    103           10/1/2015             Yes            10/1/2035                        5,342,433           49.7
    104           10/1/2015              No                                             4,862,969           59.7
    105           7/1/2015               No                                             4,054,018           44.1
    106           9/1/2020               No                                                66,768            0.4
    107           3/1/2012               No                                             5,612,040           57.9
    108           9/1/2015               No                                             5,093,297           58.7
    109           9/8/2015               No                                             5,054,973           59.5
    110           9/8/2015               No                                             4,668,294           47.6
    111           9/8/2015               No                                             4,715,087           49.1
    112           9/1/2015               No                                             4,941,864           64.6
    113           10/8/2015              No                                             5,001,161           65.8
    114           8/8/2015               No                                             5,092,356           59.6
    115           9/1/2015               No                                             4,282,979           36.0
    116           10/8/2015              No                                             4,581,836           53.9
    117           9/1/2015               No                                             4,430,264           58.3
    118           8/1/2015               No                                             4,777,129           71.3
    119           11/1/2015              No                                             4,376,341           56.8
    120           10/1/2015              No                                             4,343,692           64.8
    121           10/8/2015              No                                             4,065,356           54.2
    122           11/1/2015              No                                             4,126,793           66.0
    123           11/1/2015              No                                             4,385,996           57.0
    124           10/1/2015              No                                             4,138,942           60.0
    125           11/1/2015              No                                             4,046,802           64.2
    126           11/1/2015              No                                             4,056,436           66.9
    127           11/1/2015              No                                             4,025,496           67.1
    128           11/1/2015              No                                             4,151,582           69.2
    129           10/1/2015              No                                             3,600,067           50.0
    130           10/8/2010              No                                             4,328,467           69.5
    131           9/8/2015               No                                             3,892,360           67.7
    132           10/8/2015              No                                             3,739,972           47.6
    133           10/8/2015              No                                             3,733,474           45.0
    134           8/1/2015               No                                             3,747,113           63.2
    135           9/8/2015               No                                             3,805,081           60.4
    136           10/1/2015              No                                             3,997,200           74.0
    137           10/1/2015              No                                             3,832,971           67.2
    138           10/8/2015              No                                             3,791,575           62.2
    139           8/8/2015               No                                             3,663,397           69.1
    140           10/8/2010              No                                             3,907,944           59.1
    141           10/1/2015              No                                             3,479,469           62.0
    142           11/1/2015              No                                             3,323,076           64.8
    143           11/8/2015              No                                             3,224,589           49.6
    144           9/8/2012              Yes            9/8/2035                         3,462,860           60.2
    145           9/1/2015               No                                             2,924,179           65.7
    146           10/1/2015              No                                             3,231,507           59.8
    147           10/1/2015              No                                             2,748,963           62.5
    148           9/8/2015               No                                             2,674,946           62.2
    149           9/1/2012               No                                             2,949,214           52.4
    150           9/8/2015               No                                             2,519,200           56.0
    151           10/1/2015              No                                             2,257,532           53.8
    152           10/1/2015              No                                             2,520,738           64.6
    153           8/8/2015               No                                             2,388,603           61.2
    154           10/1/2015             Yes            10/1/2035                        2,297,002           62.5
    155           9/1/2015               No                                             2,196,920           64.6
    156           11/1/2015              No                                             2,078,362           61.1
    157           9/8/2015               No                                             2,065,809           59.9
    158           11/1/2015              No                                             1,834,614           52.4
    159           9/1/2010               No                                             2,250,000           26.4
    160           11/1/2015              No                                             1,881,804           59.7
    161           11/8/2015             Yes            11/8/2035                        1,802,903           58.2
    162           8/8/2015               No                                             1,845,739           58.6
    163           9/8/2015              Yes            9/8/2032                         1,646,722           61.0
    164           10/8/2015              No                                             1,657,502           66.3
    165           9/1/2015               No                                             1,651,547           46.5
    166           9/8/2015               No                                             1,524,902           63.5
    167           9/8/2015               No                                             1,317,189           48.8
    168           9/8/2015               No                                             1,140,631           54.3
    169           10/8/2015              No                                               235,626           15.2

                                                                   Remaining
   Loan #                                     Prepayment Provision (Payments) (13), (15), (16)
   ------                                     ------------------------------------------------

     1       LO(24),Def(89),O(4)
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
    1.18
     2       GRTR1%orYM(24),Def(89),O(2)
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
     3       LO(24),Def(51),O(7)
     4       LO(24),Def(89),O(4)
     5       YM(55),O(4)
     6       LO(24),Def(53),O(4)
    6.01
    6.02
    6.03
    6.04
    6.05
    6.06
    6.07
    6.08
    6.09
    6.10
    6.11
    6.12
    6.13
     7       LO(24),Def(90),O(4)
     8       LO(24),Def(31),O(2)
    8.01
    8.02
    8.03
     9       LO(24),Def(57),O(2)
    9.01
    9.02
     10      LO(24),YMorDef(91),O(3)
     11      LO(24),Def(16),O(3)
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
   11.08
     12      LO(24),Def(89),O(4)
   12.01
   12.02
   12.03
   12.04
   12.05
   12.06
   12.07
   12.08
   12.09
   12.10
   12.11
   12.12
   12.13
   12.14
   12.15
   12.16
     13      LO(24),Def(82),O(4)
     14      LO(24),Def(90),O(4)
   14.01
   14.02
   14.03
     15      LO(24),Def(89),O(4)
     16      LO(24),Def(54),O(3)
     17      LO(24),Def(94),O(2)
     18      LO(24),Def(90),O(3)
     19      LO(24),Def(89),O(4)
   19.01
   19.02
     20      LO(24),Def(86),O(4)
     21      LO(24),Def(153),O(4)
     22      LO(43),LESSofDeforGRTRofYMor3%(13),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1%(10),O(2)
     23      LO(24),Def(90),O(4)
     24      LO(24),Def(84),O(7)
   24.01
   24.02
   24.03
   24.04
   24.05
   24.06
   24.07
   24.08
   24.09
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
     25      LO(57),LESSofDeforGRTRofYMor2%(24),LESSofDeforGRTRofYMor1%(33),O(4)
     26      LO(24),Def(84),O(7)
   26.01
   26.02
   26.03
   26.04
   26.05
   26.06
   26.07
   26.08
   26.09
   26.10
   26.11
   26.12
   26.13
   26.14
   26.15
   26.16
   26.17
   26.18
   26.19
   26.20
   26.21
     27      LO(24),Def(84),O(7)
   27.01
   27.02
   27.03
   27.04
   27.05
   27.06
   27.07
   27.08
   27.09
   27.10
   27.11
   27.12
   27.13
   27.14
   27.15
   27.16
   27.17
   27.18
     28      LO(24),Def(86),O(7)
     29      LO(24),Def(89),O(4)
   29.01
   29.02
   29.03
   29.04
     30      LO(24),Def(90),O(4)
     31      LO(24),Def(90),O(4)
   31.01
   31.02
     32      LO(24),Def(91),O(4)
     33      LO(24),Def(87),O(2)
     34      LO(24),Def(91),O(4)
     35      LO(24),Def(91),O(4)
     36      LO(24),Def(88),O(4)
     37      LO(24),Def(90),O(5)
     38      LO(24),Def(91),O(4)
     39      LO(24),Def(85),O(4)
     40      LO(24),Def(91),O(1)
     41      LO(24),Def(91),O(3)
     42      LO(24),Def(93),O(2)
     43      LO(24),Def(90),O(4)
     44      LO(24),Def(89),O(3)
     45      LO(24),Def(87),O(2)
     46      LO(24),Def(92),O(4)
     47      LO(24),Def(90),O(4)
     48      LO(24),Def(94),O(1)
     49      LO(24),Def(50),O(6)
   49.01
   49.02
     50      LO(24),Def(90),O(4)
     51      LO(24),GRTR1%orYM(90),O(4)
     52      LO(24),Def(91),O(4)
   52.01
   52.02
   52.03
   52.04
     53      LO(24),YMorDef(89),O(4)
     54      LO(24),Def(89),O(4)
     55      LO(24),Def(90),O(4)
     56      LO(24),Def(90),O(4)
     57      LO(57),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1.5%(12),LESSofDeforGRTRofYMor1%(12),
             LESSofDeforGRTRofYMor0.5%(12),LESSofDeforGRTRofYMor0%(5)O(7)
     58      LO(24),Def(91),O(3)
   58.01
   58.02
   58.03
     59      LO(24),Def(91),O(4)
     60      LO(24),Def(91),O(3)
     61      LO(24),Def(89),O(1)
     62      LO(24),Def(88),O(7)
   62.01
   62.02
     63      LO(24),Def(88),O(3)
     64      LO(24),Def(88),O(4)
     65      GRTR1%orYM(112),O(4)
     66      LO(24),Def(89),O(4)
     67      LO(24),Def(86),O(7)
     68      LO(24),Def(89),O(1)
     69      LO(33),LESSofDeforGRTRofYMor3.5%(12),LESSofDeforGRTRofYMor2.5%(12),LESSofDeforGRTRofYMor1.5%(12),
             LESSofDeforGRTRofYMor1%(6),O(7)
     70      LO(24),Def(89),O(4)
     71      LO(24),Def(90),O(4)
     72      LO(24),Def(91),O(2)
     73      LO(24),Def(90),O(4)
     74      LO(24),Def(89),O(4)
     75      LO(24),Def(92),O(2)
     76      LO(24),Def(91),O(4)
     77      LO(24),Def(91),O(2)
     78      LO(24),Def(90),O(4)
     79      LO(24),Def(88),O(4)
     80      LO(24),Def(91),O(4)
     81      LO(24),Def(91),O(4)
     82      LO(24),GRTR1%orYM(89),O(4)
     83      LO(24),Def(90),O(4)
     84      LO(24),GRTR1%orYM(90),O(4)
     85      LO(24),Def(92),O(3)
     86      LO(24),Def(89),O(4)
     87      LO(24),Def(87),O(7)
     88      LO(24),Def(90),O(4)
     89      LO(24),Def(89),O(4)
     90      LO(24),Def(90),O(4)
     91      LO(24),Def(91),O(4)
     92      LO(24),Def(89),O(4)
     93      LO(24),GRTR1%orYM(91),O(4)
     94      LO(24),Def(90),O(3)
     95      LO(24),Def(90),O(4)
     96      LO(24),Def(89),O(3)
     97      LO(24),Def(89),O(4)
     98      LO(24),Def(89),O(4)
     99      LO(24),Def(89),O(4)
    100      LO(24),Def(91),O(4)
    101      LO(24),Def(91),O(3)
    102      LO(24),Def(91),O(4)
    103      LO(24),Def(90),O(4)
    104      LO(24),Def(92),O(2)
    105      LO(24),Def(88),O(3)
    106      LO(24),GRTR1%orYM(149),O(4)
    107      LO(24),Def(45),O(6)
    108      LO(24),Def(89),O(4)
    109      LO(24),Def(89),O(4)
    110      LO(24),Def(89),O(4)
    111      LO(24),Def(89),O(4)
    112      LO(24),Def(91),O(2)
    113      LO(24),Def(90),O(4)
    114      LO(24),Def(88),O(4)
    115      LO(24),Def(89),O(4)
    116      LO(24),Def(90),O(4)
    117      LO(57),GRTR1%orYM(57),O(3)
    118      LO(24),Def(89),O(3)
    119      LO(24),Def(91),O(4)
    120      LO(24),Def(90),O(4)
    121      LO(24),Def(90),O(4)
    122      LO(24),Def(91),O(4)
    123      LO(24),GRTR1%orYM(91),O(4)
    124      LO(24),Def(90),O(4)
    125      LO(24),Def(91),O(4)
    126      LO(24),Def(91),O(4)
    127      LO(24),Def(92),O(3)
    128      LO(24),Def(93),O(2)
    129      LO(24),Def(91),O(3)
    130      LO(24),Def(30),O(4)
    131      LO(24),Def(89),O(4)
    132      LO(24),Def(90),O(4)
    133      LO(24),Def(90),O(4)
    134      GRTR1%orYM(112),O(4)
    135      LO(24),Def(89),O(4)
    136      LO(24),Def(90),O(4)
    137      LO(24),Def(90),O(4)
    138      LO(24),Def(90),O(4)
    139      LO(24),Def(88),O(4)
    140      LO(24),Def(30),O(4)
    141      LO(24),Def(90),O(4)
    142      LO(24),Def(92),O(3)
    143      LO(24),Def(91),O(4)
    144      LO(24),Def(53),O(4)
    145      LO(24),Def(89),O(4)
    146      LO(24),Def(90),O(4)
    147      LO(24),Def(90),O(4)
    148      LO(24),Def(89),O(4)
    149      LO(24),Def(53),O(4)
    150      LO(24),Def(89),O(4)
    151      LO(24),Def(91),O(3)
    152      LO(24),Def(91),O(3)
    153      LO(24),Def(85),O(7)
    154      LO(24),Def(93),O(1)
    155      LO(24),Def(92),O(1)
    156      LO(24),Def(91),O(4)
    157      LO(24),Def(89),O(4)
    158      LO(24),Def(91),O(4)
    159      LO(24),Def(31),O(2)
    160      LO(24),Def(91),O(4)
    161      LO(24),Def(91),O(4)
    162      LO(24),Def(88),O(4)
    163      LO(24),Def(89),O(4)
    164      LO(24),Def(90),O(4)
    165      LO(24),Def(90),O(3)
    166      LO(24),Def(89),O(4)
    167      LO(24),Def(89),O(4)
    168      LO(24),Def(89),O(4)
    169      LO(24),Def(90),O(4)

                                                                      Most Recent          Most Recent
   Loan #        2003 NOI ($) (17)         2004 NOI ($) (17)         NOI ($) (18)            NOI Date           UW NOI ($)
   ------        -----------------         -----------------         ------------            --------           ----------

     1                      17,259,017                19,962,417            20,727,157            5/31/2005         21,723,411
    1.01                     1,882,364                 1,895,407             2,081,340            5/31/2005          2,428,530
    1.02                     1,413,235                 1,929,957             2,081,844            5/31/2005          2,212,946
    1.03                     1,976,158                 2,183,947             2,142,673            5/31/2005          2,308,308
    1.04                     1,571,476                 1,999,470             2,091,881            5/31/2005          2,045,075
    1.05                       797,607                 1,608,400             1,784,526            5/31/2005          1,848,204
    1.06                     1,450,750                 1,386,571             1,311,150            5/31/2005          1,349,804
    1.07                     1,113,950                 1,059,121             1,396,204            5/31/2005          1,220,083
    1.08                     1,056,310                 1,038,045             1,015,575            5/31/2005          1,055,162
    1.09                       449,879                   810,392               880,211            5/31/2005            898,812
    1.10                       911,441                   928,290               902,485            5/31/2005            898,181
    1.11                       417,799                   697,889               580,227            5/31/2005            783,467
    1.12                     1,063,061                   835,516               884,659            5/31/2005            899,568
    1.13                       772,229                   774,302               797,624            5/31/2005            863,423
    1.14                       400,272                   656,965               576,269            5/31/2005            699,405
    1.15                       572,439                   566,826               540,609            5/31/2005            663,678
    1.16                       540,584                   564,683               564,471            5/31/2005            556,618
    1.17                       524,143                   602,999               706,773            5/31/2005            615,711
    1.18                       345,320                   423,637               388,636            5/31/2005            376,436
     2                      13,882,568                17,464,729            19,148,144            6/30/2005         19,687,271
    2.01                     2,736,468                 4,007,715             4,598,851            6/30/2005          4,596,858
    2.02                     2,356,796                 2,994,795             3,647,837            6/30/2005          3,736,160
    2.03                     1,373,602                 1,934,564             2,293,998            6/30/2005          2,265,517
    2.04                     1,401,112                 1,671,666             1,698,539            6/30/2005          1,682,689
    2.05                     1,243,150                 1,447,668             1,462,357            6/30/2005          1,510,003
    2.06                     1,066,454                 1,290,482             1,376,384            6/30/2005          1,787,622
    2.07                     1,342,404                 1,373,043             1,400,195            6/30/2005          1,411,601
    2.08                     1,327,684                 1,468,705             1,380,232            6/30/2005          1,433,512
    2.09                       674,607                   774,342               770,448            6/30/2005            744,879
    2.10                       360,291                   501,749               519,303            6/30/2005            518,430
     3                      28,335,383                31,412,842            30,616,811            6/30/2005         33,483,196
     4                                                                                                              10,704,690
     5                      30,397,273                31,097,650            32,142,596            7/31/2005         31,577,220
     6                       9,297,087                 9,729,466            10,146,705            5/31/2005         10,538,859
    6.01                     1,042,710                 1,063,442             1,010,675            5/31/2005          1,086,831
    6.02                       978,968                   973,292               999,842            5/31/2005          1,044,722
    6.03                       937,179                 1,137,826             1,069,405            5/31/2005          1,160,103
    6.04                       831,247                   848,926               877,796            5/31/2005            895,045
    6.05                       891,166                   935,519               975,495            5/31/2005          1,038,658
    6.06                       741,118                   862,657               973,994            5/31/2005            951,482
    6.07                       752,276                   733,352               733,373            5/31/2005            799,275
    6.08                       719,785                   716,535               737,507            5/31/2005            750,647
    6.09                       765,019                   719,853               761,578            5/31/2005            637,007
    6.10                       632,674                   691,038               719,800            5/31/2005            745,693
    6.11                       423,105                   451,267               491,523            5/31/2005            621,040
    6.12                       327,110                   299,953               494,672            5/31/2005            496,182
    6.13                       254,730                   295,806               301,045            5/31/2005            312,174
     7                       9,466,650                 8,910,109             9,520,930            8/31/2005          8,987,523
     8                       8,203,482                 8,285,836             8,901,387            6/30/2005          8,574,939
    8.01                     3,145,177                 3,279,891             3,349,670            6/30/2005          3,073,614
    8.02                     3,358,245                 3,380,644             3,531,683            6/30/2005          3,399,355
    8.03                     1,700,060                 1,625,301             2,020,034            6/30/2005          2,101,970
     9                       5,585,759                 4,016,181                                                     6,101,934
    9.01                     3,888,789                 3,530,014                                                     3,955,779
    9.02                     1,696,970                   486,167                                                     2,146,155
     10                                                                                                              4,886,001
     11                      6,020,156                 8,108,765             7,741,092            6/30/2005          9,654,510
   11.01                     1,863,006                 2,053,113             2,053,113            6/30/2005          2,588,158
   11.02                     1,204,361                 1,819,726             1,982,818            6/30/2005          2,120,070
   11.03                        13,429                   840,177               726,899            6/30/2005            864,501
   11.04                       488,142                   778,650             1,028,216            6/30/2005          1,148,121
   11.05                       688,709                   825,332               778,335            6/30/2005            822,696
   11.06                       794,149                   758,006               780,544            6/30/2005            823,252
   11.07                       559,562                   667,355               375,375            6/30/2005            596,181
   11.08                       408,798                   366,406                15,792            6/30/2005            691,531
     12                      5,229,058                 5,951,982             6,892,613            6/30/2005          6,058,160
   12.01                       609,888                   715,090               699,512            6/30/2005            607,237
   12.02                       406,018                   585,051               632,890            6/30/2005            574,222
   12.03                       263,807                   415,583               440,411            6/30/2005            387,577
   12.04                       393,661                   463,510               450,213            6/30/2005            406,332
   12.05                       191,036                   370,197               444,517            6/30/2005            351,080
   12.06                       471,768                   493,122               469,144            6/30/2005            415,279
   12.07                       231,179                   154,789               518,802            6/30/2005            476,251
   12.08                       458,451                   424,455               464,644            6/30/2005            404,342
   12.09                       414,536                   429,903               397,970            6/30/2005            335,449
   12.10                       351,036                   346,808               371,728            6/30/2005            311,176
   12.11                       159,298                   186,401               379,828            6/30/2005            336,005
   12.12                        82,064                   255,929               401,795            6/30/2005            351,500
   12.13                       411,852                   335,923               310,968            6/30/2005            271,717
   12.14                       160,661                   240,155               283,690            6/30/2005            281,985
   12.15                       331,054                   299,579               350,381            6/30/2005            304,109
   12.16                       292,749                   235,487               276,120            6/30/2005            243,899
     13                        853,641                 2,375,238             3,134,785            7/31/2005          4,681,379
     14                                                                                                              5,486,685
   14.01                                                                                                             2,638,637
   14.02                                                                                                             1,327,098
   14.03                                                                                                             1,520,950
     15                      3,918,729                 4,324,442             4,148,382            5/31/2005          4,123,747
     16                                                1,808,134             3,596,889            7/31/2005          3,747,861
     17                                                                                                              4,507,759
     18                      3,187,731                 3,039,194             3,421,594            7/31/2005          3,106,005
     19                      1,988,660                 2,465,859             2,702,855            6/30/2005          3,202,736
   19.01                     1,176,839                 1,540,204             1,860,075            6/30/2005          2,383,035
   19.02                       811,821                   925,655               842,780            6/30/2005            819,701
     20                                                                                                              2,968,845
     21                      4,441,040                 4,441,040             4,253,344            6/30/2005          3,825,183
     22                      1,077,191                   762,414             1,963,858            6/30/2005          3,311,547
     23                      2,996,893                 2,938,573             2,944,275            5/31/2005          2,969,880
     24                      3,472,781                 3,636,586             3,887,108            3/31/2005          2,887,195
   24.01                       717,250                   777,399               714,427            3/31/2005            641,438
   24.02                       290,248                   316,395               300,656            3/31/2005            236,375
   24.03                       244,124                   273,213               270,791            3/31/2005            174,081
   24.04                       210,137                   237,220               293,745            3/31/2005            195,423
   24.05                       222,319                   192,795               210,959            3/31/2005            171,741
   24.06                       252,907                   228,661               242,393            3/31/2005            188,367
   24.07                       211,355                   208,443               244,147            3/31/2005            178,980
   24.08                       285,823                   241,024               268,408            3/31/2005            174,711
   24.09                       213,630                   162,960               234,260            3/31/2005            177,785
   24.10                       134,953                   156,744               177,215            3/31/2005            125,512
   24.11                       152,024                   143,989               147,389            3/31/2005            111,967
   24.12                       121,018                   118,563                86,565            3/31/2005             71,771
   24.13                       178,918                   200,094               215,414            3/31/2005            152,561
   24.14                        97,075                   138,566               179,624            3/31/2005            117,909
   24.15                        44,916                   105,400               164,181            3/31/2005             91,175
   24.16                        66,656                    65,319                62,096            3/31/2005             37,070
   24.17                        29,428                    69,801                74,838            3/31/2005             40,329
     25                      2,054,310                 2,001,052                                                     2,298,812
     26                      3,324,570                 3,815,833             3,800,839            3/31/2005          2,906,421
   26.01                       595,178                   650,450               655,973            3/31/2005            612,026
   26.02                       187,579                   370,422               335,881            3/31/2005            260,564
   26.03                       271,090                   322,466               301,560            3/31/2005            221,899
   26.04                       100,940                   160,858               227,085            3/31/2005            178,814
   26.05                       213,480                   236,202               268,840            3/31/2005            185,396
   26.06                       204,158                   210,429               202,790            3/31/2005            180,069
   26.07                       110,122                   117,851               119,487            3/31/2005             96,647
   26.08                       192,535                   189,911               185,836            3/31/2005            152,057
   26.09                       189,206                   197,781               201,193            3/31/2005            146,061
   26.10                       142,598                   145,541               146,904            3/31/2005            120,107
   26.11                       108,239                   152,908               149,246            3/31/2005            114,729
   26.12                       181,547                   182,407               197,939            3/31/2005            126,966
   26.13                       190,317                   170,450               144,227            3/31/2005             98,180
   26.14                       145,087                   196,464               181,050            3/31/2005            119,581
   26.15                        82,484                    96,542               101,979            3/31/2005             72,519
   26.16                        49,258                    58,109                44,909            3/31/2005             36,785
   26.17                        85,260                    78,668                72,943            3/31/2005             39,303
   26.18                        46,225                    48,677                44,528            3/31/2005             25,059
   26.19                        95,009                    98,759               101,921            3/31/2005             54,843
   26.20                        64,627                    68,217                57,072            3/31/2005             30,632
   26.21                        69,631                    62,721                59,476            3/31/2005             34,184
     27                      3,092,855                 3,521,110             3,804,289            3/31/2005          2,865,073
   27.01                       333,165                   350,433               456,110            3/31/2005            404,548
   27.02                       329,664                   506,039               527,854            3/31/2005            422,934
   27.03                       266,600                   303,476               286,541            3/31/2005            214,400
   27.04                       347,326                   269,388               268,533            3/31/2005            189,005
   27.05                       191,897                   260,795               298,720            3/31/2005            217,628
   27.06                       225,106                   255,159               302,692            3/31/2005            226,727
   27.07                       213,773                   227,986               246,577            3/31/2005            189,760
   27.08                       129,280                   183,011               110,896            3/31/2005             87,457
   27.09                       154,999                   151,272               149,485            3/31/2005             90,286
   27.10                       132,168                    97,736               102,275            3/31/2005             89,007
   27.11                       146,370                   175,045               196,396            3/31/2005            169,244
   27.12                       128,409                   143,871               158,684            3/31/2005            104,746
   27.13                        85,979                    90,132               132,516            3/31/2005             99,361
   27.14                       109,189                   135,355               121,848            3/31/2005             71,280
   27.15                        65,499                    61,348                72,080            3/31/2005             53,324
   27.16                        21,580                    89,193                76,989            3/31/2005             49,001
   27.17                       164,943                   159,842               159,346            3/31/2005            102,854
   27.18                        46,908                    61,029               136,747            3/31/2005             83,511
     28                                                2,112,256             2,048,832            6/30/2005          2,423,755
     29                      1,882,392                 2,461,269             2,380,163            5/31/2005          2,534,399
   29.01                       818,736                   853,682               874,564            5/31/2005            793,684
   29.02                       695,260                   652,689               569,499            5/31/2005            734,548
   29.03                                                 510,423               479,561            5/31/2005            565,824
   29.04                       368,396                   444,475               456,539            5/31/2005            440,343
     30                      1,520,972                 1,965,849             1,652,455            7/31/2005          2,168,473
     31                                                1,994,081             2,080,514            7/31/2005          2,129,921
   31.01                                               1,001,775             1,015,914            7/31/2005          1,061,967
   31.02                                                 992,306             1,064,600            7/31/2005          1,067,954
     32                      1,791,440                 1,657,393             1,774,131            7/31/2005          1,928,200
     33                                                                                                              2,135,018
     34                                                                                                              2,060,787
     35                                                1,489,174             1,838,384            7/31/2005          1,965,051
     36                      3,121,066                 1,908,446                                                     2,185,848
     37                      1,756,410                 1,703,749             1,684,276            7/31/2005          1,871,618
     38                                                                                                              1,808,543
     39                                                                                                              1,751,095
     40                        525,033                   708,180             2,578,253            5/31/2005          4,283,888
     41                      1,116,382                   788,830               507,696            7/31/2005          1,914,366
     42                      1,860,704                 1,789,534                                                     2,077,654
     43                      1,763,224                 1,895,610             1,607,031            7/31/2005          1,815,332
     44                      1,389,508                 1,537,613             1,619,416            5/31/2005          1,688,384
     45                                                                                                              1,421,234
     46                                                                      1,508,963             7/1/2005          1,700,058
     47                                                                                                              1,708,304
     48                                                  891,832             1,087,841            6/30/2005          1,459,475
     49                                                  491,511             1,396,310            6/30/2005          1,868,060
   49.01                                                (235,331)              593,339            6/30/2005          1,171,933
   49.02                                                 726,842               802,971            6/30/2005            696,127
     50                      1,409,174                 1,379,027             1,440,933            6/30/2005          1,504,038
     51                      1,424,424                 1,532,982             1,566,255            6/30/2005          1,502,194
     52                                                                      1,495,937            10/1/2005          1,723,346
   52.01                                                                       682,601            10/1/2005            777,237
   52.02                                                                       261,127            10/1/2005            331,102
   52.03                                                                       311,725            10/1/2005            342,610
   52.04                                                                       240,484            10/1/2005            272,397
     53                      1,282,235                 1,502,389             1,585,100            6/30/2005          1,601,095
     54                      1,279,025                 1,359,789             1,739,346            6/30/2005          1,433,180
     55                                                                                                              1,496,611
     56                      1,719,916                 1,818,229                                                     1,673,054
     57                        988,788                 1,047,274             1,091,043            3/31/2005          1,146,708
     58                      2,210,056                 2,280,760             2,323,460            7/31/2005          1,931,945
   58.01
   58.02
   58.03
     59                      1,279,680                 1,382,956             1,426,181            6/30/2005          1,375,275
     60                                                                                                              1,186,419
     61                        248,785                   195,825               329,275            8/31/2005          1,136,442
     62                      1,233,331                 1,285,744             1,360,638            7/31/2005          1,318,327
   62.01                       987,915                   993,968             1,054,226            7/31/2005          1,031,613
   62.02                       245,416                   291,776               306,412            7/31/2005            286,714
     63                        866,482                 1,126,088             1,200,196            4/30/2005          1,141,921
     64                      1,742,506                 1,754,071                                                     1,553,378
     65                                                                                                              1,280,370
     66                                                1,043,351             1,055,863            4/30/2005            973,384
     67                                                                        539,875            7/31/2005          1,173,939
     68                        944,567                 1,052,963             1,054,114            8/31/2005          1,271,683
     69                         17,199                   763,739               880,261            7/31/2005          1,067,047
     70                        892,190                   891,676                                                       892,647
     71                                                                                                              1,014,798
     72                      2,284,090                 2,105,231             1,282,716            4/30/2005          1,117,765
     73                      1,168,540                 1,024,538               891,386            7/30/2005            976,994
     74                        924,848                 1,075,324             1,162,435            7/31/2005            994,961
     75                                                1,000,778               953,165            7/31/2005            960,669
     76                        955,693                 1,009,307               987,354            7/31/2005            938,904
     77                                                                                                                926,790
     78                        613,364                   550,747               642,339            7/31/2005            966,771
     79                        663,504                   692,274               955,673            5/31/2005            954,913
     80                       (199,741)                 (182,137)              755,168            7/31/2005            804,235
     81                      1,091,559                 1,376,995             1,386,359            7/31/2005          1,373,196
     82                      1,117,368                 1,231,467             1,226,280            6/30/2005          1,191,585
     83                                                  557,496               681,069            7/31/2005            750,185
     84                        841,803                   893,100               905,229            6/30/2005            878,102
     85                                                                        390,026            9/30/2005            781,045
     86                                                                                                                852,065
     87                        570,875                   940,356             1,212,870            6/30/2005          1,010,227
     88                        558,232                   586,981               567,394            6/30/2005            681,813
     89                        818,912                   689,836               833,707            7/31/2005            774,838
     90                        621,524                   776,938               814,107            5/31/2005            746,075
     91                        668,468                   694,779               623,829            9/30/2005            682,724
     92                        555,430                   623,678               703,390            5/31/2005            710,658
     93                        616,702                   808,690               734,916            5/31/2005            843,539
     94                                                                                                                597,415
     95                                                  783,456               824,053            6/30/2005            681,983
     96                        422,375                   602,817                                                       604,134
     97                        506,056                   540,462                                                       657,501
     98                        691,374                   643,820               721,288            5/31/2005            798,069
     99                        776,984                   774,078                                                       718,137
    100                        743,950                   828,978               868,309            6/30/2005            812,210
    101                                                                                                                612,185
    102                        608,691                   554,281               605,966            6/30/2005            606,829
    103                                                                                                                706,823
    104                        404,697                   582,699               581,946            7/31/2005            628,550
    105                                                                        534,178            3/31/2005            723,872
    106                      1,226,990                 1,285,723             1,260,907            6/30/2005          1,274,046
    107                                                                                                                795,241
    108                                                  734,922               803,578            6/30/2005            636,522
    109                        815,340                   784,066               743,295            5/31/2005            677,617
    110                        629,053                   705,674               814,228            5/31/2005            682,746
    111                        714,626                   719,023               701,112            7/31/2005            630,229
    112                                                                                                                538,241
    113                                                  417,263                                                       514,943
    114                        534,190                   480,981               520,640            4/30/2005            557,486
    115                      2,278,000                 2,029,000                                                     1,558,000
    116                                                                        348,520            6/30/2005            481,329
    117                        459,477                   549,048               517,491            8/31/2005            625,942
    118                                                                                                                488,315
    119                        392,549                   439,859               508,943            5/31/2005            502,391
    120                                                                                                                439,785
    121                        524,228                   563,720               571,247             6/1/2005            577,609
    122                                                                        236,902            7/31/2005            434,920
    123                        695,868                   520,479               478,434            6/30/2005            502,601
    124                        306,983                   415,712               416,720            4/30/2005            439,568
    125                                                                                                                390,406
    126                        301,941                   347,778               410,714            5/31/2005            436,687
    127                        541,359                   569,344               586,882            5/31/2005            531,042
    128                                                                                                                403,666
    129                        451,957                   652,977               710,506            3/31/2005            604,623
    130                        378,850                   429,651               471,151            6/30/2005            443,562
    131                        364,053                   386,122               381,455            6/30/2005            394,267
    132                        266,594                   412,157               485,157            7/25/2005            413,803
    133                                                  529,989               541,317            6/30/2005            484,049
    134                        492,765                   413,508               419,917            6/30/2005            425,661
    135                                                  313,406               342,797            6/30/2005            386,370
    136                        422,024                   435,605               381,974            6/30/2005            363,961
    137                        450,410                   452,092               406,166            7/31/2005            420,270
    138                        420,391                                         489,234            7/31/2005            457,427
    139                        339,477                   404,795               402,138            5/31/2005            408,741
    140                        165,008                   314,526               352,306            6/16/2005            395,467
    141                                                                        291,123            7/31/2005            383,734
    142                                                                                                                354,826
    143                        431,950                   465,182               493,822            8/31/2005            416,488
    144                        526,147                   515,052               518,522            5/31/2005            514,620
    145                                                  334,339               356,366             7/1/2005            362,377
    146                        405,068                   392,179                                                       348,615
    147                                                                                                                302,580
    148                        319,142                   306,963               321,089            5/31/2005            308,455
    149                         83,265                   120,472               248,750            6/30/2005            321,401
    150                        457,083                   456,979               412,046            5/31/2005            330,419
    151                                                  367,914               395,079            7/31/2005            325,267
    152                        212,716                   188,843               210,130            7/31/2005            263,008
    153                        258,955                   263,615               283,607            5/31/2005            263,113
    154                                                                                                                241,511
    155                        266,872                   306,599               295,279            4/30/2005            249,642
    156                                                                                                                231,657
    157                        266,048                   216,025                                                       256,269
    158                        149,435                   345,145               376,964            6/30/2005            346,861
    159                        294,606                   197,824               150,476            5/31/2005            207,843
    160                        115,941                   151,593               163,076            7/31/2005            261,522
    161                                                                        183,985            6/30/2005            224,676
    162                        178,897                   163,496               176,165            6/30/2005            193,633
    163                        171,514                   176,908                                                       181,051
    164                        213,422                   226,040               230,705            7/31/2005            226,357
    165                         24,369                   117,261               251,218            6/30/2005            197,931
    166                                                                                                                209,683
    167                                                                                                                175,782
    168                        168,871                   157,425               170,124            4/30/2005            177,111
    169                                                                                                                 79,618

                                                                                                           Upfront
                                                 UW                                                      Engineering
   Loan #        UW NCF ($) (19)      DSCR (x) (5), (12), (19)         Title Type           PML %        Reserve ($)
   ------        ---------------      ------------------------         ----------           -----        -----------

     1                    19,695,134            1.81             Fee/Leasehold             Various               221,719
    1.01                   2,280,442                             Fee                        11.00
    1.02                   1,980,017                             Fee
    1.03                   1,978,942                             Fee
    1.04                   1,936,441                             Fee
    1.05                   1,656,700                             Fee
    1.06                   1,285,105                             Fee
    1.07                   1,145,871                             Fee
    1.08                     962,221                             Fee
    1.09                     758,840                             Fee
    1.10                     839,127                             Fee
    1.11                     668,758                             Fee
    1.12                     793,177                             Fee
    1.13                     746,611                             Fee
    1.14                     666,504                             Fee
    1.15                     575,775                             Fee
    1.16                     533,515                             Leasehold
    1.17                     563,545                             Fee
    1.18                     323,543                             Fee
     2                    17,358,593            1.51             Fee/Leasehold             Various               175,413
    2.01                   4,103,378                             Fee
    2.02                   3,318,081                             Leasehold
    2.03                   1,931,895                             Fee
    2.04                   1,524,954                             Fee                        8.00
    2.05                   1,340,258                             Fee
    2.06                   1,536,996                             Fee
    2.07                   1,264,196                             Fee                        15.00
    2.08                   1,271,975                             Fee                        14.00
    2.09                     640,815                             Fee
    2.10                     426,045                             Fee
     3                    32,272,375            1.86             Fee/Leasehold              17.00
     4                    10,508,619            1.26             Fee
     5                    31,175,826            6.16             Fee/Leasehold
     6                     9,459,129            1.83             Fee                                             114,700
    6.01                     995,988                             Fee
    6.02                     910,368                             Fee
    6.03                   1,073,046                             Fee
    6.04                     832,259                             Fee
    6.05                     918,248                             Fee
    6.06                     852,169                             Fee
    6.07                     724,569                             Fee
    6.08                     698,733                             Fee
    6.09                     559,292                             Fee
    6.10                     701,251                             Fee
    6.11                     566,312                             Fee
    6.12                     415,599                             Fee
    6.13                     211,295                             Fee
     7                     8,260,950            1.27             Fee
     8                     7,449,507            1.38             Fee
    8.01                   2,736,420                             Fee
    8.02                   2,976,224                             Fee
    8.03                   1,736,863                             Fee
     9                     5,468,872            1.26             Fee
    9.01                   3,594,501                             Fee
    9.02                   1,874,371                             Fee
     10                    4,713,723            1.20             Fee
     11                    8,059,654            1.79             Fee                                             160,118
   11.01                   2,200,064                             Fee
   11.02                   1,845,566                             Fee
   11.03                     589,297                             Fee
   11.04                     908,311                             Fee
   11.05                     733,974                             Fee
   11.06                     737,835                             Fee
   11.07                     468,568                             Fee
   11.08                     576,039                             Fee
     12                    6,058,160            1.60             Fee                       Various                90,413
   12.01                     607,237                             Fee
   12.02                     574,222                             Fee                        9.00
   12.03                     387,577                             Fee
   12.04                     406,332                             Fee
   12.05                     351,080                             Fee
   12.06                     415,279                             Fee
   12.07                     476,251                             Fee
   12.08                     404,342                             Fee
   12.09                     335,449                             Fee
   12.10                     311,176                             Fee
   12.11                     336,005                             Fee                        9.00
   12.12                     351,500                             Fee
   12.13                     271,717                             Fee
   12.14                     281,985                             Fee
   12.15                     304,109                             Fee
   12.16                     243,899                             Fee
     13                    4,289,976            1.27             Fee
     14                    4,936,527            1.50             Fee                       Various
   14.01                   2,345,870                             Fee
   14.02                   1,181,753                             Fee
   14.03                   1,408,904                             Fee                        3.00
     15                    3,844,075            1.56             Fee                                               2,500
     16                    3,713,461            1.37             Leasehold                                        28,125
     17                    4,427,496            1.47             Fee/Leasehold
     18                    2,971,755            1.67             Fee                        12.00
     19                    2,878,908            1.28             Fee                       Various
   19.01                   2,097,093                             Fee                        18.00
   19.02                     781,815                             Fee                        11.00
     20                    2,850,707            1.29             Fee                        13.00
     21                    3,721,734            1.59             Fee
     22                    2,978,818            1.94             Fee
     23                    2,461,660            1.33             Fee
     24                    2,847,077            1.45             Fee                       Various               817,598
   24.01                     635,231                             Fee
   24.02                     233,174                             Fee                        3.00
   24.03                     172,059                             Fee
   24.04                     192,767                             Fee
   24.05                     168,171                             Fee
   24.06                     186,950                             Fee
   24.07                     176,475                             Fee
   24.08                     172,032                             Fee
   24.09                     175,275                             Fee
   24.10                     122,585                             Fee
   24.11                     109,002                             Fee
   24.12                      70,141                             Fee
   24.13                     150,816                             Fee
   24.14                     116,893                             Fee
   24.15                      90,176                             Fee                        3.00
   24.16                      35,501                             Fee
   24.17                      39,829                             Fee                        10.00
     25                    2,143,060            1.23             Fee                        18.00                275,000
     26                    2,866,711            1.47             Fee                       Various               579,840
   26.01                     606,611                             Fee
   26.02                     257,802                             Fee
   26.03                     220,061                             Fee
   26.04                     175,733                             Fee
   26.05                     183,598                             Fee                        15.00
   26.06                     177,094                             Fee
   26.07                      93,170                             Fee
   26.08                     148,580                             Fee
   26.09                     144,895                             Fee
   26.10                     118,277                             Fee                        5.00
   26.11                     113,229                             Fee
   26.12                     125,686                             Fee
   26.13                      97,080                             Fee                        17.00
   26.14                     118,469                             Fee                        9.00
   26.15                      71,211                             Fee
   26.16                      35,770                             Fee
   26.17                      38,290                             Fee
   26.18                      24,220                             Fee
   26.19                      54,147                             Fee
   26.20                      29,874                             Fee
   26.21                      32,914                             Fee
     27                    2,829,983            1.46             Fee                       Various               134,079
   27.01                     400,271                             Fee
   27.02                     418,337                             Fee                        16.00
   27.03                     212,986                             Fee
   27.04                     187,336                             Fee
   27.05                     214,341                             Fee
   27.06                     224,478                             Fee
   27.07                     187,317                             Fee
   27.08                      86,285                             Fee
   27.09                      89,248                             Fee
   27.10                      86,705                             Fee
   27.11                     167,522                             Fee
   27.12                     103,485                             Fee
   27.13                      97,366                             Fee                        3.00
   27.14                      70,568                             Fee
   27.15                      52,322                             Fee
   27.16                      48,141                             Fee
   27.17                     100,997                             Fee
   27.18                      82,278                             Fee
     28                    2,111,521            1.22             Fee
     29                    2,486,514            1.54             Fee
   29.01                     790,105                             Fee
   29.02                     714,406                             Fee
   29.03                     554,442                             Fee
   29.04                     427,561                             Fee
     30                    2,034,274            1.32             Fee
     31                    2,003,544            1.25             Fee                                             271,725
   31.01                     990,144                             Fee
   31.02                   1,013,400                             Fee
     32                    1,831,690            1.20             Fee
     33                    2,053,538            1.30             Fee
     34                    1,897,974            1.25             Fee
     35                    1,928,531            1.36             Fee                        11.00
     36                    1,852,057            1.76             Fee
     37                    1,681,610            1.25             Fee                        18.00                107,300
     38                    1,760,519            1.30             Fee                        16.00
     39                    1,669,043            1.23             Fee
     40                    4,232,588            4.51             Fee
     41                    1,742,745            1.61             Fee                        11.00                112,500
     42                    1,847,971            1.34             Fee
     43                    1,627,361            1.22             Fee                                              33,110
     44                    1,619,393            1.26             Fee                        16.00
     45                    1,349,067            1.08             Fee
     46                    1,639,758            1.33             Fee
     47                    1,573,688            1.40             Fee
     48                    1,325,012            1.21             Fee
     49                    1,664,724            1.52             Fee
   49.01                   1,055,738                             Fee
   49.02                     608,986                             Fee
     50                    1,425,538            1.34             Fee
     51                    1,415,237            1.30             Fee
     52                    1,501,683            1.38             Fee                                             283,807
   52.01                     668,047                             Fee
   52.02                     286,240                             Fee
   52.03                     305,369                             Fee
   52.04                     242,027                             Fee
     53                    1,408,452            1.30             Fee                                              64,290
     54                    1,313,489            1.25             Fee                        16.00                 87,875
     55                    1,352,275            1.37             Fee
     56                    1,535,293            1.55             Fee                        18.00
     57                    1,131,408            1.40             Fee
     58                    1,720,445            1.66             Fee                       Various
   58.01                                                         Fee                        17.00
   58.02                                                         Fee                        19.00
   58.03                                                         Fee                        19.00
     59                    1,310,043            1.27             Fee                        11.00
     60                    1,147,986            1.23             Fee
     61                    1,049,484            1.11             Fee                        14.00
     62                    1,228,430            1.37             Fee                       Various
   62.01                     962,229                             Fee                        13.00
   62.02                     266,201                             Fee                        14.00
     63                    1,080,485            1.27             Fee                        14.00
     64                    1,447,007            1.35             Fee
     65                    1,222,643            1.40             Fee
     66                      958,967            1.20             Fee                        17.00
     67                    1,084,609            1.42             Fee
     68                    1,200,711            1.53             Fee                        14.00
     69                      985,866            1.25             Fee
     70                      877,447            1.22             Fee
     71                    1,002,298            1.33             Fee                        17.00
     72                    1,173,629            1.55             Fee                                              37,500
     73                      905,182            1.28             Fee                                               1,875
     74                      944,880            1.28             Fee
     75                      875,543            1.21             Fee                                             306,291
     76                      884,718            1.20             Fee
     77                      888,354            1.31             Fee
     78                      886,312            1.39             Fee
     79                      882,399            1.34             Fee                                              87,500
     80                      760,232            1.20             Fee                        24.00
     81                    1,001,577            1.40             Fee                                           2,439,866
     82                    1,131,085            1.49             Fee                        12.00
     83                      716,995            1.20             Fee
     84                      838,422            1.37             Fee                        11.00
     85                      743,126            1.26             Fee                                             128,794
     86                      772,531            1.46             Leasehold
     87                    1,010,227            1.74             Fee
     88                      658,395            1.27             Fee
     89                      731,389            1.43             Fee                        15.00
     90                      689,310            1.45             Fee                        15.00
     91                      622,908            1.31             Fee                                              97,156
     92                      666,285            1.44             Fee                        18.00
     93                      771,000            1.59             Fee                                              19,600
     94                      577,415            1.23             Fee
     95                      622,011            1.34             Fee                        18.00
     96                      566,241            1.26             Fee
     97                      622,300            1.38             Fee                        10.00
     98                      696,919            2.05             Fee                                              68,750
     99                      707,606            1.61             Fee                        15.00
    100                      720,380            1.45             Fee
    101                      560,628            1.33             Fee                        12.00
    102                      566,270            1.33             Fee
    103                      640,028            1.47             Fee                        19.00
    104                      586,599            1.25             Fee
    105                      681,209            1.33             Fee
    106                    1,227,846            2.01             Fee                        14.00
    107                      725,319            1.78             Fee
    108                      567,636            1.42             Fee
    109                      613,560            1.52             Leasehold
    110                      682,746            1.50             Fee                        12.00
    111                      630,229            1.41             Fee                        15.00
    112                      500,488            1.25             Fee
    113                      475,800            1.26             Fee
    114                      542,625            1.53             Fee
    115                    1,502,000            3.47             Fee
    116                      462,894            1.31             Fee                        18.00
    117                      535,601            1.47             Leasehold
    118                      442,921            1.20             Fee
    119                      472,119            1.30             Fee
    120                      437,517            1.23             Fee
    121                      506,151            1.26             Fee                                             265,750
    122                      417,420            1.28             Fee
    123                      434,700            1.26             Leasehold                                       126,000
    124                      415,684            1.26             Fee                        15.00                 79,313
    125                      390,406            1.20             Fee
    126                      408,397            1.22             Fee
    127                      462,939            1.39             Fee
    128                      387,263            1.21             Fee
    129                      524,789            1.49             Fee
    130                      429,952            1.34             Fee                        10.00                    938
    131                      370,452            1.20             Fee                                               3,900
    132                      396,194            1.32             Fee/Leasehold                                    28,344
    133                      452,176            1.51             Fee                        15.00                 66,500
    134                      379,165            1.25             Fee
    135                      355,170            1.20             Fee                                              44,210
    136                      344,961            1.21             Fee
    137                      381,287            1.33             Fee                                               3,125
    138                      405,524            1.42             Fee
    139                      381,741            1.36             Fee
    140                      380,952            1.32             Fee                        10.00                  4,688
    141                      355,575            1.35             Fee                        13.00                 28,469
    142                      335,716            1.26             Fee                        10.00
    143                      372,188            1.45             Fee                        18.00
    144                      471,527            1.85             Fee
    145                      335,377            1.45             Fee
    146                      297,273            1.31             Fee                                              35,938
    147                      293,081            1.37             Fee
    148                      288,620            1.35             Fee
    149                      317,774            1.46             Fee                        12.00                 14,375
    150                      293,852            1.46             Leasehold
    151                      313,082            1.46             Fee
    152                      247,182            1.30             Fee                                              66,914
    153                      231,454            1.29             Fee                        14.00
    154                      241,511            1.29             Leasehold
    155                      221,767            1.26             Fee
    156                      216,112            1.29             Fee
    157                      217,881            1.26             Fee
    158                      308,450            1.66             Fee
    159                      197,091            1.54             Fee                        7.00
    160                      208,436            1.35             Fee
    161                      206,203            1.40             Fee                        18.00
    162                      174,133            1.25             Fee
    163                      179,836            1.25             Fee
    164                      193,480            1.26             Fee
    165                      190,801            1.46             Fee                        10.00
    166                      188,832            1.46             Fee
    167                      164,458            1.56             Fee
    168                      167,042            1.74             Fee
    169                       68,819            2.85             Fee                        16.00

                    Upfront               Upfront                  Upfront                Upfront            Upfront
                     Capex                 Envir.                   TI/LC                  RE Tax              Ins.
   Loan #       Reserve ($) (20)         Reserve ($)       Reserve ($) (21), (22)       Reserve ($)        Reserve ($)
   ------       ----------------         -----------       ----------------------       -----------        -----------

     1                                                                       568,956          1,882,694            366,996
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
    1.18
     2                                             3,100                                        132,438            533,132
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
     3
     4                                                                     5,888,110            149,359            121,734
     5                                           143,750
     6                                                                        25,627          1,313,287            174,676
    6.01
    6.02
    6.03
    6.04
    6.05
    6.06
    6.07
    6.08
    6.09
    6.10
    6.11
    6.12
    6.13
     7                                                                                          128,668            117,873
     8                    1,000,000                                        1,000,000          1,452,218            108,946
    8.01
    8.02
    8.03
     9                                                                       650,000            187,313
    9.01
    9.02
     10                                                                                         110,377
     11                   2,435,605                3,994                                        630,000            466,800
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
   11.08
     12                                                                                         568,782
   12.01
   12.02
   12.03
   12.04
   12.05
   12.06
   12.07
   12.08
   12.09
   12.10
   12.11
   12.12
   12.13
   12.14
   12.15
   12.16
     13                                                                                         235,651             62,794
     14
   14.01
   14.02
   14.03
     15                                                                                         395,508             82,927
     16                                                                                          25,279             31,524
     17                      50,000                                                             113,722            315,000
     18                      11,188                                                             228,223             46,838
     19                                                                       50,000            176,169
   19.01
   19.02
     20                                                                    2,206,666             48,764             14,476
     21
     22
     23                                                                                         153,276            110,669
     24                                          555,000                                        124,214              9,670
   24.01
   24.02
   24.03
   24.04
   24.05
   24.06
   24.07
   24.08
   24.09
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
     25                     106,000                                                             232,390             14,209
     26                                          625,875                                        119,429              7,005
   26.01
   26.02
   26.03
   26.04
   26.05
   26.06
   26.07
   26.08
   26.09
   26.10
   26.11
   26.12
   26.13
   26.14
   26.15
   26.16
   26.17
   26.18
   26.19
   26.20
   26.21
     27                                          228,750                                        112,734              6,920
   27.01
   27.02
   27.03
   27.04
   27.05
   27.06
   27.07
   27.08
   27.09
   27.10
   27.11
   27.12
   27.13
   27.14
   27.15
   27.16
   27.17
   27.18
     28                                                                                         336,174             13,533
     29                                           96,000                                         37,996             39,729
   29.01
   29.02
   29.03
   29.04
     30                                           75,000                                         51,641
     31                                           75,000                                        110,217
   31.01
   31.02
     32                                                                                          41,819
     33
     34                                                                      600,000            132,892             10,021
     35                                                                                          18,010              5,748
     36                                                                                         122,570
     37                     117,533                                                             140,375
     38                                                                      190,667            110,000             31,083
     39                                                                                          30,664
     40                                          150,000
     41                      14,302                                                              81,898              7,055
     42                     100,000                                                              88,258             13,220
     43                      72,650                                                             216,846
     44                                                                                          42,840             22,198
     45
     46                                                                                           2,490             20,187
     47                                                                      799,855             22,434              2,293
     48                                                                      435,400             35,549              2,713
     49                     550,000                                        1,750,000            229,321             16,777
   49.01
   49.02
     50                                                                                          17,515             28,016
     51                                            1,500                                                            16,386
     52                                                                      100,000            173,775             34,771
   52.01
   52.02
   52.03
   52.04
     53                      76,881                                          500,000
     54                       2,484               50,000                                         81,184             13,703
     55                                                                                          50,533
     56                                                                                         155,616              1,746
     57                                                                                           2,000             18,548
     58                                                                                                                450
   58.01
   58.02
   58.03
     59                      17,630                2,100                                         25,109             26,571
     60                         893                                            1,250                                44,815
     61                                           83,750                                         42,400
     62                                                                                           3,235              4,578
   62.01
   62.02
     63                                                                                                             11,497
     64                     116,250                                                              27,287
     65                         500                                                              70,727
     66
     67                      16,000                                                              77,250              4,519
     68                                                                                          18,343
     69                      14,754                                          135,650            120,228             22,866
     70
     71                                                                                          62,743             13,957
     72                     108,909                                          150,000             34,405          1,000,000
     73                     300,000                                                             130,764             73,749
     74                       1,229                2,000                                         21,874
     75                       1,518                                            1,667             59,823
     76                                                                                                              2,357
     77                                                                                          46,964              2,617
     78                      57,165                                                              49,755
     79                                                                      150,000             32,931             12,798
     80                      45,673                                                              43,042
     81                                                                                          57,235             79,853
     82                                                                                          82,305
     83                                                                                          43,761              3,318
     84                                              750                      40,000                                11,434
     85                         293                                            2,778
     86                                                                                          86,633
     87                     300,000                                                              32,264
     88
     89                                                                                          35,964              5,112
     90                      33,532                                                              50,400              9,449
     91                                                                                          10,560              5,195
     92
     93                                                                                         100,499             12,730
     94                                                                                          24,319             12,600
     95                      38,650                                                              58,227
     96                                                                      100,000             12,170              8,357
     97                                                                                           5,779              1,135
     98                     505,000                                                               5,967             43,200
     99                                                                                                                254
    100                                                                                          18,445             10,744
    101                                                                                          14,049
    102                                                                                                              1,580
    103                         842                                                              68,586
    104                                                                                           2,361              6,797
    105                                                                      100,000             35,619              1,868
    106                                                                                          54,258
    107
    108                                                                      120,000
    109                                                                                          66,983
    110                                                                                          21,549              1,709
    111                                                                                          55,695              5,112
    112                                                                       30,000             73,573             11,675
    113                                                                                          55,238             10,962
    114                                                                                          15,870              1,451
    115                                                                                          44,298             10,343
    116                                                                                          51,480
    117                                                                                          66,924
    118                                                                        1,667             66,000              5,307
    119                                                                                                             17,699
    120                                                                                          25,116              1,340
    121                                                                                         116,329             67,938
    122                      28,000                                                              17,000             24,726
    123                                                                       50,000             86,227              9,703
    124                                                                      100,000             18,483              5,053
    125
    126                                                                       24,000             67,664
    127                      23,891                                          300,000             26,862             17,340
    128                                                                                          24,542              1,590
    129                                                                                          73,958             23,315
    130                                                                                           3,487              1,270
    131                                                                                          29,167
    132                                                                                                              6,632
    133                                                                                           4,384              8,774
    134                         534                1,000                       1,780              5,606              6,458
    135                                                                                          28,127             15,319
    136
    137                      38,000                                                              18,066                833
    138                                                                                                                488
    139                       4,360                                                              28,407
    140                                                                                          35,260
    141                                                                                          12,405              6,733
    142                         207                                            1,075                                   945
    143                                                                                          15,234              2,141
    144                                                                      160,000              2,111              2,458
    145                                                                                          17,306
    146                                                                                           7,620
    147                                                                                                                764
    148                                                                                          30,632              1,359
    149                       2,700                                          100,000             36,716              7,729
    150                                                                                          42,693
    151                                                                                                              4,575
    152                         234                                           25,000             17,541
    153                                                                                          13,094              3,403
    154
    155                                                                                           9,512              1,818
    156
    157                                                                                          37,735              1,062
    158                                                                                          24,497             16,538
    159                                                                                           9,158              6,892
    160                                                                       50,000             47,969              1,429
    161                                                                       25,000              3,803              2,468
    162                                                                                           8,841
    163
    164                     200,000                                                              16,254              1,411
    165                         592                                                              22,333              3,059
    166                         938                                          300,000              4,171                255
    167                                                                                          12,417                895
    168                                                                                           9,676                840
    169                                                                                           5,581              2,550

                  Upfront                Monthly                 Monthly              Monthly                 Monthly
                   Other                  Capex                  Envir.                TI/LC                  RE Tax
   Loan #       Reserve ($)         Reserve ($) (23)           Reserve ($)        Reserve ($) (24)       Reserve ($) (25)
   ------       -----------         ----------------           -----------        ----------------       ----------------

     1                  14,358           39,267                                                                       257,094
    1.01
    1.02
    1.03
    1.04
    1.05
    1.06
    1.07
    1.08
    1.09
    1.10
    1.11
    1.12
    1.13
    1.14
    1.15
    1.16
    1.17
    1.18
     2                  59,822    4% of Gross Revenues                                                                 58,070
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
     3
     4               1,915,166            4,544                                                15,289                  47,260
     5
     6                                   19,851                                                                       184,233
    6.01
    6.02
    6.03
    6.04
    6.05
    6.06
    6.07
    6.08
    6.09
    6.10
    6.11
    6.12
    6.13
     7                                    5,517                                                42,295                 128,668
     8               1,000,000            8,416                                                84,154                 181,528
    8.01
    8.02
    8.03
     9               2,870,437            9,015                                                                        62,438
    9.01
    9.02
     10                476,162            3,854                                                 5,000                  27,594
     11                           4% of Gross Revenues                                                                131,800
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
   11.08
     12                                  68,428                                                                       102,647
   12.01
   12.02
   12.03
   12.04
   12.05
   12.06
   12.07
   12.08
   12.09
   12.10
   12.11
   12.12
   12.13
   12.14
   12.15
   12.16
     13              5,106,263            5,286                                                10,417                  46,142
     14
   14.01
   14.02
   14.03
     15                                   4,270                                                                        79,102
     16                                                                                                                 8,426
     17              3,010,055                                                                                         18,954
     18                                  11,188                                                                        45,645
     19                                                                                                                29,361
   19.01
   19.02
     20                                                                                                                12,191
     21
     22
     23              5,576,135            2,785                                                35,608                  51,092
     24                                   5,015
   24.01
   24.02
   24.03
   24.04
   24.05
   24.06
   24.07
   24.08
   24.09
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
     25                                   2,512                                                37,500                  38,699
     26                                   4,964
   26.01
   26.02
   26.03
   26.04
   26.05
   26.06
   26.07
   26.08
   26.09
   26.10
   26.11
   26.12
   26.13
   26.14
   26.15
   26.16
   26.17
   26.18
   26.19
   26.20
   26.21
     27                                   4,386
   27.01
   27.02
   27.03
   27.04
   27.05
   27.06
   27.07
   27.08
   27.09
   27.10
   27.11
   27.12
   27.13
   27.14
   27.15
   27.16
   27.17
   27.18
     28                                   2,660                                                16,553                  33,617
     29                                                                                                                13,999
   29.01
   29.02
   29.03
   29.04
     30                                   2,928                                                 9,703                  91,937
     31                                   2,003                                                 8,681                  35,956
   31.01
   31.02
     32                 80,000            1,456                                                 6,500                  20,910
     33
     34                                   1,458                                                                        12,081
     35                                   1,103                                                 1,324                  18,010
     36                                                                                                                61,285
     37                239,428            2,025                                                 3,334                  28,075
     38                                    610                                                  4,389                  16,019
     39                375,000            1,037                                                 4,146                  10,221
     40
     41                125,000           14,302                                                                         6,825
     42                                                                                                                44,129
     43                                   2,422                                                17,436                  58,964
     44                156,600            1,125                                                 5,000                  10,710
     45
     46                                   5,025                                                                         2,490
     47                442,085                                                                  9,992                  11,217
     48                 59,429            2,119                                                                        35,549
     49                200,000                                                                                         25,480
   49.01
   49.02
     50                                   6,542                                                                        17,515
     51                                    892                                                  6,000                  11,872
     52                  5,000            6,195                                                18,055                  31,816
   52.01
   52.02
   52.03
   52.04
     53                                   2,017                                                                        20,409
     54                 15,000                                                                                         13,531
     55                                   1,274                                                                        10,107
     56                                   1,805                                                                        25,935
     57                                                                                                                 8,618
     58                                                                                        22,000
   58.01
   58.02
   58.03
     59                                    721                                                  6,000                   6,277
     60                 36,550             893                                                  1,250                   9,888
     61              1,584,847            1,568                                                 2,500                  10,600
     62                                    833                                                  6,331                   3,235
   62.01
   62.02
     63                                    953                                                  4,167                  11,508
     64                                   4,028                                                                        13,644
     65                  1,023             500                                                                         12,809
     66                367,500             400
     67              2,225,000            1,291                                                 5,508                  15,450
     68                505,784            1,403                                                 3,000                   4,586
     69                                                                                         8,333                  10,930
     70                                   1,900
     71                306,460            1,200                                                                         5,400
     72                900,000            2,591                                                                        17,203
     73                                   7,750                                                                        21,794
     74                                   1,229                                                                         9,192
     75                156,000            1,518                                                 1,667                  14,956
     76                                   1,913                                                 5,000                  12,469
     77                                    534                                                  2,333                   7,827
     78                                   1,749                                                 4,947                  24,878
     79                                    773                                                  4,654                   8,233
     80                100,000             742                                                  9,333                   7,532
     81                113,279    4% of Gross Revenues                                                                 11,447
     82                                   4,785                                                                         8,231
     83                                   1,813                                                                         4,442
     84                                    612                                                  5,300                   7,692
     85                169,152             293                                                  2,778
     86                                    775                                                                          8,663
     87                                   9,174                                                                         2,933
     88                                    833                                                                          7,431
     89                                    503                                                                          7,193
     90                243,200             865                                                  1,375                   8,400
     91                                   2,158                                                 2,500                   5,280
     92                                    218
     93                                   5,518                                                 4,167                  10,050
     94                                                                                                                 2,702
     95                                   1,010                                                 5,000                  10,190
     96                                    550                                                                          4,057
     97                328,000             166                                                    938                   2,889
     98                                   6,275                                                                         5,967
     99                                   1,316
    100                           4% of Gross Revenues                                                                  6,148
    101              1,012,602             894                                                  1,667                   2,458
    102                                    517                                                  2,242                   5,990
    103                                    842                                                                          9,798
    104                669,443             908                                                  1,667                   2,361
    105                224,500             624                                                                          3,238
    106                                   3,626                                                                        10,852
    107
    108
    109                                    750                                                                          6,698
    110                660,000            8,304                                                                         3,592
    111                                   9,078                                                                         7,956
    112                                    456                                                  3,470                   9,197
    113                                    935                                                  2,430                   6,905
    114                                                                                                                 5,290
    115                                   4,667                                                                        19,753
    116                                    153                                                    956                   8,580
    117                 43,575                                                                  3,300                   7,436
    118                 96,275                                                                  1,667                   8,250
    119                                   1,354                                                 1,667                   4,500
    120                                    189                                                                          4,186
    121                 15,000            3,382                                                 2,819                  15,205
    122                                                                                                                 7,000
    123                                   1,680                                                 2,778                   7,839
    124                                    640                                                                          3,081
    125                 47,086
    126                 26,500             504                                                  2,917                   6,151
    127                                   2,474                                                                         4,477
    128                195,651             315                                                    610                   4,908
    129                           4% of Gross Revenues                                                                 10,565
    130                                   1,134                                                                         3,487
    131                                    359                                                    539                   5,555
    132                                   1,467                                                                        11,528
    133                                                                                                                 4,384
    134                                    534                                                  1,780                   5,606
    135                                   2,600                                                                         4,018
    136                                   1,583                                                                         7,954
    137                 44,808            1,026                                                 2,083                   3,846
    138                                    699                                                  3,986                   9,975
    139                                   2,250                                                                         3,156
    140                                   1,210                                                                         5,037
    141                                    324                                                  3,333                   2,171
    142                 21,399             207                                                  1,075
    143                                    618                                                                          1,905
    144                                   1,273                                                                           264
    145                                   2,171                                                                         1,573
    146                                    522                                                  4,167                   3,810
    147                 22,186             791                                                  1,325
    148                                    217                                                  1,150                   3,063
    149
    150                                    387                                                                          4,744
    151                                                                                                                 2,646
    152                250,000             234                                                                          3,508
    153                                    331                                                  2,381                   2,619
    154                 15,614
    155                                    424                                                  1,250                   3,171
    156                                    200
    157                                    867                                                  2,167                   4,717
    158                           4% of Gross Revenues                                                                  2,041
    159                160,000             896                                                                          9,158
    160                 70,000             707                                                  3,717                   4,797
    161                  7,443             625                                                                          1,901
    162                                   1,625                                                                         1,832
    163                                    129
    164                                    636                                                  1,059                   6,772
    165                                    592                                                                          2,233
    166                                    502                                                                          1,198
    167                 66,000                                                                                          2,069
    168                 14,997             317                                                    791                   1,075
    169                                                                                                                   620

                    Monthly                 Monthly
                      Ins.                   Other            Single
   Loan #       Reserve ($) (26)       Reserve ($) (27)       Tenant
   ------       ----------------       ----------------       ------

     1                       52,428                   7,179     No
    1.01                                                        No
    1.02                                                        No
    1.03                                                        No
    1.04                                                        No
    1.05                                                        No
    1.06                                                        No
    1.07                                                        No
    1.08                                                        No
    1.09                                                        No
    1.10                                                        No
    1.11                                                        No
    1.12                                                        No
    1.13                                                        No
    1.14                                                        No
    1.15                                                        No
    1.16                                                        No
    1.17                                                        No
    1.18                                                        No
     2                       44,420                  43,055     No
    2.01                                                        No
    2.02                                                        No
    2.03                                                        No
    2.04                                                        No
    2.05                                                        No
    2.06                                                        No
    2.07                                                        No
    2.08                                                        No
    2.09                                                        No
    2.10                                                        No
     3                                                          No
     4                       17,391                             No
     5                                                          No
     6                       24,954                             No
    6.01                                                        No
    6.02                                                        No
    6.03                                                        No
    6.04                                                        No
    6.05                                                        No
    6.06                                                        No
    6.07                                                        No
    6.08                                                        No
    6.09                                                        No
    6.10                                                        No
    6.11                                                        No
    6.12                                                        No
    6.13                                                        No
     7                       23,575                             No
     8                       10,895                             No
    8.01                                                        No
    8.02                                                        No
    8.03                                                        No
     9                                                          No
    9.01                                                        No
    9.02                                                        No
     10                                                         No
     11                      53,800                             No
   11.01                                                        No
   11.02                                                        No
   11.03                                                        No
   11.04                                                        No
   11.05                                                        No
   11.06                                                        No
   11.07                                                        No
   11.08                                                        No
     12                                                         No
   12.01                                                        No
   12.02                                                        No
   12.03                                                        No
   12.04                                                        No
   12.05                                                        No
   12.06                                                        No
   12.07                                                        No
   12.08                                                        No
   12.09                                                        No
   12.10                                                        No
   12.11                                                        No
   12.12                                                        No
   12.13                                                        No
   12.14                                                        No
   12.15                                                        No
   12.16                                                        No
     13                       7,596                             No
     14                                                         Yes
   14.01                                                        Yes
   14.02                                                        Yes
   14.03                                                        Yes
     15                      11,847                             No
     16                       6,305                             No
     17                                                         Yes
     18                       6,691                             No
     19                                                         No
   19.01                                                        No
   19.02                                                        No
     20                       2,068                             No
     21                                                         Yes
     22                                                         No
     23                      18,445                             No
     24                                                         No
   24.01                                                        No
   24.02                                                        No
   24.03                                                        No
   24.04                                                        No
   24.05                                                        No
   24.06                                                        No
   24.07                                                        No
   24.08                                                        No
   24.09                                                        No
   24.10                                                        No
   24.11                                                        No
   24.12                                                        No
   24.13                                                        No
   24.14                                                        No
   24.15                                                        No
   24.16                                                        No
   24.17                                                        No
     25                       7,105                             No
     26                                                         No
   26.01                                                        No
   26.02                                                        No
   26.03                                                        No
   26.04                                                        No
   26.05                                                        No
   26.06                                                        No
   26.07                                                        No
   26.08                                                        No
   26.09                                                        No
   26.10                                                        No
   26.11                                                        No
   26.12                                                        No
   26.13                                                        No
   26.14                                                        No
   26.15                                                        No
   26.16                                                        No
   26.17                                                        No
   26.18                                                        No
   26.19                                                        No
   26.20                                                        No
   26.21                                                        No
     27                                                         No
   27.01                                                        No
   27.02                                                        No
   27.03                                                        No
   27.04                                                        No
   27.05                                                        No
   27.06                                                        No
   27.07                                                        No
   27.08                                                        No
   27.09                                                        No
   27.10                                                        No
   27.11                                                        No
   27.12                                                        No
   27.13                                                        No
   27.14                                                        No
   27.15                                                        No
   27.16                                                        No
   27.17                                                        No
   27.18                                                        No
     28                       6,766                             No
     29                       4,802                           Various
   29.01                                                        Yes
   29.02                                                        No
   29.03                                                        No
   29.04                                                        No
     30                                                         No
     31                       1,848                             No
   31.01                                                        No
   31.02                                                        No
     32                       1,464                             No
     33                                                         No
     34                       3,340                             No
     35                       5,748                             No
     36                       5,354                             No
     37                                                         No
     38                       7,532                             No
     39                       3,104                             No
     40                                                         No
     41                       3,527                             No
     42                       1,102                             No
     43                       4,157                             No
     44                       2,775                             No
     45                                                         No
     46                       6,729                             No
     47                       1,147                             No
     48                       2,713                             No
     49                       2,097                             No
   49.01                                                        No
   49.02                                                        Yes
     50                       4,669                             No
     51                                                         No
     52                       3,161                             No
   52.01                                                        No
   52.02                                                        No
   52.03                                                        No
   52.04                                                        No
     53                                                         No
     54                       1,523                             No
     55                                                         No
     56                       1,746                             Yes
     57                       1,623                             No
     58                         450                             Yes
   58.01                                                        Yes
   58.02                                                        Yes
   58.03                                                        Yes
     59                       2,214                             No
     60                       4,979                             No
     61                                                         No
     62                       1,526                             No
   62.01                                                        No
   62.02                                                        No
     63                       1,642                             No
     64                                                         No
     65                                                         Yes
     66                         168                             No
     67                       2,260                             No
     68                                                         No
     69                       4,002                             No
     70                                                         Yes
     71                       1,551                             No
     72                                                         Yes
     73                       6,050                             No
     74                                                         No
     75                                                         No
     76                       1,178                             No
     77                       1,309                             No
     78                                                         No
     79                       1,333                             No
     80                       3,993                             No
     81                      11,408                  11,891     No
     82                                                         No
     83                       1,659                     953     No
     84                                                         No
     85                                                         No
     86                                                         No
     87                                                         No
     88                         597                             No
     89                       1,278                             No
     90                       1,890                             No
     91                       1,732                             No
     92                                                         No
     93                       1,819                             No
     94                       1,575                             No
     95                         567                             No
     96                       1,045                             No
     97                       1,135                             No
     98                       3,927                             No
     99                         254                             Yes
    100                       3,581                             No
    101                       1,185                             No
    102                         790                             No
    103                                                         Yes
    104                       1,133                             No
    105                         934                             No
    106                                                         No
    107                                                         Yes
    108                                                         No
    109                                                         No
    110                       1,709                             No
    111                       1,704                             No
    112                       1,061                             No
    113                       2,741                             No
    114                         725                             No
    115                       1,034                             No
    116                                                         No
    117                                                         No
    118                       1,327                             No
    119                       1,770                             No
    120                         268                             No
    121                       5,831                             No
    122                       2,473                             No
    123                       1,386                             No
    124                         505                             No
    125                                                         Yes
    126                         972                             No
    127                       2,168                             No
    128                         199                             No
    129                       4,663                             No
    130                       1,270                   2,559     No
    131                                                         No
    132                       3,316                             No
    133                         975                             No
    134                       1,292                             No
    135                       1,915                             No
    136                       1,449                             No
    137                         833                             No
    138                         488                             No
    139                       2,751                             No
    140                         876                             No
    141                         962                             No
    142                         315                             No
    143                         838                             No
    144                         490                             No
    145                       1,674                             No
    146                         543                             No
    147                         764                             Yes
    148                         680                             No
    149                                                         No
    150                                                         No
    151                         572                             No
    152                                                         No
    153                         611                             No
    154                                                         Yes
    155                         454                             No
    156                                                         Yes
    157                       1,062                             No
    158                       2,363                             No
    159                         766                             No
    160                         715                             No
    161                       1,234                             No
    162                                                         No
    163                                                         Yes
    164                         705                             No
    165                         437                             No
    166                         255                             No
    167                         895                             No
    168                         840                             No
    169                         364                             Yes

                                LARGEST TENANT
                                                                                        Lease
   Loan #                    Tenant Name 2, (28)                     Unit Size       Expiration
   ------                    -------------------                     ---------       ----------

     1
    1.01     Stater Bros. Market                                           50,499     6/17/2022
    1.02     Burlington Coat Factory                                       85,000     3/31/2009
    1.03     Lowes Food Stores                                             37,084     2/20/2012
    1.04     Winn-Dixie                                                    44,914     6/26/2022
    1.05     Wal-Mart                                                     106,977     4/24/2007
    1.06     Wal-Mart                                                      93,188     1/29/2013
    1.07     Wal-Mart                                                     114,513     7/24/2012
    1.08     Wal-Mart                                                     146,401     2/29/2016
    1.09     Kroger                                                        38,582     3/31/2012
    1.10     K-Mart                                                        94,841    10/31/2018
    1.11     Gold's Gym                                                    44,344    11/30/2014
    1.12     K-Mart                                                        84,180    10/31/2006
    1.13     Belk's                                                        43,000     6/19/2008
    1.14     Redner's                                                      40,000     5/31/2014
    1.15     Belk's                                                        29,336    10/15/2010
    1.16     T.J. Maxx                                                     34,580    10/31/2012
    1.17     Winn-Dixie                                                    48,160     7/31/2016
    1.18     Marsh Supermarkets                                            29,320     4/30/2008
     2
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
     3       Macy's (Ground Lease)                                        190,000    12/31/2026
     4       Bass Pro                                                     106,000     11/6/2023
     5       Furniture Brands International                               314,854     4/30/2010
     6
    6.01     Randall's                                                     53,250     7/31/2013
    6.02     Hobby Lobby                                                   60,000    11/30/2013
    6.03     North Carolina Company                                        63,632     8/9/2008
    6.04     Babies R Us                                                   36,125     5/31/2010
    6.05     Kroger                                                        52,337    12/31/2014
    6.06     Big Lots                                                      40,117     1/31/2009
    6.07     H.E.B.                                                        74,627     6/30/2017
    6.08     Kroger                                                        63,404     5/31/2018
    6.09     Kroger                                                        45,427     5/31/2012
    6.10     Food City                                                     52,220    12/31/2013
    6.11     CVS                                                           12,000     1/31/2023
    6.12     Dunham's Sports                                               32,184     1/31/2010
    6.13     Office Depot                                                  44,024     3/31/2010
     7       JP Morgan Chase                                               80,912     6/30/2008
     8
    8.01     Healthtexas Provider Net                                      48,415    11/30/2011
    8.02     Milliman & Robertson                                          53,540     1/31/2007
    8.03     Snelling and Snelling                                         45,368     2/28/2009
     9
    9.01     Science Applications International Corp                       73,019     4/30/2006
    9.02     Gray Hawk Systems                                             35,149     4/30/2016
     10      Shoppers Food                                                 67,995    10/31/2023
     11
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
   11.08
     12
   12.01
   12.02
   12.03
   12.04
   12.05
   12.06
   12.07
   12.08
   12.09
   12.10
   12.11
   12.12
   12.13
   12.14
   12.15
   12.16
     13      Progressive Casualty Insurance Company                       165,000     2/28/2014
     14
   14.01     Electronic Data Systems                                      214,150     9/30/2015
   14.02     Electronic Data Systems                                      105,692     7/31/2015
   14.03     Electronic Data Systems                                       68,000     9/30/2015
     15      Circuit City                                                  58,908     1/31/2017
     16
     17      Fresh Direct, LLC                                            283,110     8/31/2025
     18
     19
   19.01     County of San Diego                                           31,122     3/31/2006
   19.02     Hard Rock Cafe                                                 9,252     12/1/2008
     20      PetsMart, Inc.                                                19,181     3/31/2020
     21      Health Care Service Corporation                              517,244    12/31/2020
     22      Sanford                                                      120,156    12/31/2014
     23      Ohio Edison                                                  295,352    12/31/2016
     24
   24.01
   24.02
   24.03
   24.04
   24.05
   24.06
   24.07
   24.08
   24.09
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
     25      Emperor's College                                             14,687     6/30/2008
     26
   26.01
   26.02
   26.03
   26.04
   26.05
   26.06
   26.07
   26.08
   26.09
   26.10
   26.11
   26.12
   26.13
   26.14
   26.15
   26.16
   26.17
   26.18
   26.19
   26.20
   26.21
     27
   27.01
   27.02
   27.03
   27.04
   27.05
   27.06
   27.07
   27.08
   27.09
   27.10
   27.11
   27.12
   27.13
   27.14
   27.15
   27.16
   27.17
   27.18
     28      Mercer Human Resource Consulting                             127,570     7/31/2012
     29
   29.01     Banana Republic                                               14,314     6/30/2008
   29.02     Rockwood Capital Corp.                                         5,400     4/30/2009
   29.03     Brandt Organization                                            2,362     4/30/2006
   29.04     The Talbot's, Inc.                                             3,700     2/28/2008
     30      TJX Companies                                                 31,818     1/31/2011
     31
   31.01     New York Sports Club                                          20,736    11/30/2008
   31.02     Drug Fair                                                     21,112     6/18/2007
     32      Miller's Outpost                                              20,000     1/31/2007
     33      Bed Bath & Beyond                                             35,070     1/31/2015
     34      The NeuroMedical Center, Inc.                                 60,551     9/30/2019
     35      Regal Cinemas                                                 67,852     1/31/2024
     36      City of New York                                              82,454    11/30/2011
     37      The Greenspan Co.                                              9,844     11/1/2008
     38      Claim Jumper Restaurant                                       13,493     9/30/2020
     39      Dollar Tree Stores, Inc.                                      17,373     1/31/2015
     40
     41
     42      Paine Weber                                                   14,952     6/30/2013
     43      NYS Department of Labor                                       42,000     4/30/2010
     44      Office Depot                                                  24,960     6/30/2015
     45      TJ Maxx                                                       30,000     4/30/2014
     46
     47      Nova Southeastern                                             27,105     1/31/2013
     48      Baker Associates                                              21,800    10/31/2008
     49
   49.01     Fiserv Solutions, Inc.                                        86,855     6/30/2014
   49.02     InterCept, Inc.                                               72,911     9/30/2010
     50
     51      Klahanie Fitness                                               6,123     1/21/2009
     52
   52.01     Collections Services Group of Buffalo                         17,600    11/30/2009
   52.02     Western NY Surgical Supply                                     7,500     8/31/2011
   52.03     Metropolitan Government of Nashville                          20,800     3/31/2006
   52.04     ACM Mechanical Services                                        7,485     9/30/2010
     53      Kent County Mental Health                                     20,141     8/31/2011
     54      Orchard Supply Hardware                                       52,348     4/18/2007
     55      Wikler Family Practice                                         6,150     7/24/2010
     56      State Compensation Insurance Fund                            108,288     6/30/2011
     57
     58
   58.01     TIN Inc.                                                     197,690     8/31/2010
   58.02     TIN Inc.                                                     124,588     8/31/2010
   58.03     TIN Inc.                                                     135,870     8/31/2010
     59      Century 21 Award                                               7,968     7/31/2009
     60      Sweet Bay                                                     50,991     9/21/2025
     61      Ross Stores                                                   31,286     1/31/2015
     62
   62.01     Pacific Health Corporation                                     7,444    12/31/2006
   62.02     Tustin Hospital & Medical Ctr                                  2,954     9/30/2008
     63      Gambro Healthcare                                             10,000     8/2/2013
     64      Bristol Babcock, Inc.                                        190,000     9/30/2007
     65      Raymour and Flanigan                                          40,000     6/30/2020
     66      Bed, Bath & Beyond                                            51,637     1/31/2009
     67      Goodwill                                                      40,723     1/28/2016
     68      Dollar Tree Stores, Inc.                                      18,000     1/31/2010
     69      Ross Dress For Less                                           30,187     1/31/2014
     70      Wal-Mart                                                     152,000     1/25/2020
     71
     72      IDT Corporation                                              100,295     8/24/2020
     73
     74      Big Y                                                         44,770     3/31/2018
     75      Safeway Stores Inc.                                           44,250     4/26/2016
     76      Publix Super Market                                           56,000     6/22/2008
     77      Tutor Time                                                    11,752     1/31/2027
     78      Hannaford Bros.                                               46,410     5/31/2021
     79      Forest Healthcare Associates, P.C.                            12,864     8/31/2020
     80      Lamps Plus                                                    13,250     1/31/2007
     81
     82
     83
     84      The Bartell Drug Company                                      15,209    12/26/2019
     85      Chico's                                                        7,688     9/30/2014
     86      Fayette Community Hospital                                    27,270     1/14/2015
     87
     88      Publix Super Markets, Inc.                                    27,888     1/31/2022
     89      Borders Books                                                 25,000     1/31/2019
     90      Mt. Helix Academy                                             23,988     5/27/2013
     91      Old Time Property                                             84,185     6/30/2014
     92      Citron Spa on Town Center                                      4,400    10/31/2014
     93      Pizza Properties, Inc.                                        10,851    10/14/2010
     94
     95      SBC/Pacific Bell Directory                                    20,562    10/31/2006
     96      Swisher & Hall                                                11,062    12/31/2009
     97      Wallace Theater                                               44,173     4/30/2021
     98
     99      K-Mart                                                       105,462     9/30/2026
    100
    101      Contract Furniture Mart                                       19,729     1/31/2013
    102      Staples                                                       24,052     3/31/2011
    103      Westchester Neighborhood School                               50,449     8/31/2024
    104      Food Lion                                                     37,930     4/10/2022
    105      Drexel Heritage                                               15,450     1/31/2014
    106
    107      Social Security Administration                                27,200     8/14/2020
    108      Peebles Inc.                                                  24,963    12/31/2021
    109      Wellstar                                                      28,348    12/31/2014
    110
    111
    112      Dollar Deals                                                   8,000    11/29/2009
    113      Keebler Company                                               15,000     5/31/2006
    114
    115
    116      First Republic                                                 6,540     6/30/2013
    117      FMS Southeast Kidney Center                                   10,750    10/31/2012
    118      Rugged Warehouse                                              12,000     7/30/2010
    119      Crowell & Co./Keystone                                        13,584     1/1/2010
    120      Walgreens                                                     15,120     9/20/2062
    121      Umbra, Inc                                                   130,400     8/31/2017
    122
    123      Raley's Supermarket                                           44,000     6/26/2014
    124      Family Billiards Center                                       10,072     1/31/2007
    125      Commerce Bank                                                  3,800    10/31/2030
    126      China Town Restaurant                                          4,900     1/17/2007
    127      City of Virginia Beach                                        20,724     4/30/2008
    128      Colorado Liquor                                               10,256     8/15/2015
    129
    130
    131      Blockbuster Video                                              4,862    12/31/2007
    132
    133      California Empire Mortgage                                    14,760     6/30/2012
    134      Wing Lauk, Inc.                                                4,410     6/30/2013
    135
    136
    137      Food Lion, LLC                                                35,864     5/10/2011
    138      Mountain Park Health                                          14,644     9/30/2009
    139
    140
    141      Manila Tokyo                                                   6,000     7/1/2008
    142      Kragen Auto Parts                                              6,000     7/31/2015
    143      Family Planning Associates Medical Group                       6,868    12/31/2005
    144      Kmart Corporation                                             94,841     11/1/2017
    145
    146      Academy Women's Healthcare                                    11,248     5/31/2010
    147      FedEx Ground Package System, Inc.                             63,275     8/31/2015
    148      Physicians Care                                                4,200     9/1/2006
    149      Treasure Island                                                4,500     9/30/2009
    150      Group VI Corp.                                                11,835     4/30/2010
    151
    152      Kroger                                                        62,242     1/31/2037
    153      Caremore Medical                                               6,801     5/31/2008
    154      Eckerd Corporation                                            13,824    11/30/2024
    155      Valley Bank                                                   11,024    11/14/2014
    156      Staples                                                       23,942     3/31/2015
    157      Cycle Holdings L.L.C.                                         17,850     4/30/2009
    158
    159
    160      A.V.D.A.                                                       8,000     4/30/2006
    161      The Regents of UnivCalifornia                                 10,385     5/20/2014
    162
    163      Revco Discount Drug Center, dba CVS                           10,125     1/31/2020
    164      Huther Doyle                                                  20,000     8/31/2012
    165
    166      The Duncan Group                                              22,233     3/31/2010
    167      Vicky Bakery                                                   2,094     4/30/2012
    168      Mayer Mens Store                                               6,773     2/28/2007
    169      Daniel J. Belloni; Nathelle Belloni                            6,000     10/8/2015

                                  2nd LARGEST TENANT
                                                                                                 Lease
   Loan #                             Tenant Name                             Unit Size       Expiration
   ------                             -----------                             ---------       ----------

     1
    1.01     Stein Mart                                                             35,902     7/31/2015
    1.02     Babies R Us                                                            37,834     1/31/2008
    1.03     Office Depot                                                           29,974     1/31/2006
    1.04     Walgreen's                                                             15,120     8/31/2062
    1.05     Goody's                                                                34,006     5/31/2009
    1.06     Wegman's Food Market                                                   77,413     2/28/2018
    1.07     Busch's Valu Land                                                      36,000     8/3/2012
    1.08     Peebles                                                                20,563     1/31/2017
    1.09     Ace Hardware & Garden Center                                           28,415     4/30/2011
    1.10     Kroger                                                                 40,492     1/31/2014
    1.11     Food Lion                                                              37,854     12/7/2018
    1.12     Big Lots                                                               33,683     4/30/2010
    1.13     Harvey's Supermarket                                                   30,300     6/30/2009
    1.14     Michael's Hallmark                                                      7,373        mtm
    1.15     Harvey's                                                               28,152     3/31/2007
    1.16     Office Depot                                                           27,437     7/31/2007
    1.17     Family Dollar                                                          10,481     4/14/2006
    1.18     Family Dollar                                                           7,647    12/31/2005
     2
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
     3       Express                                                                11,802     1/31/2015
     4       Regal Cinema                                                           71,512    11/30/2021
     5       La-Z-Boy Incorporated                                                 185,907    10/31/2010
     6
    6.01     Palais Royal                                                           15,006    10/31/2012
    6.02     Big Lots                                                               31,962     1/31/2009
    6.03     Office Depot                                                           24,140     9/30/2014
    6.04     Chuck E Cheese                                                         10,125     3/31/2009
    6.05     Big Lots                                                               34,066     2/29/2008
    6.06     Rainbow                                                                12,000     1/31/2009
    6.07     Beall's                                                                25,632     2/28/2007
    6.08     Walgreens                                                              13,905     5/31/2057
    6.09     Fashion Bug Plus                                                       10,500     1/31/2008
    6.10     Aaron's                                                                 6,500     3/31/2008
    6.11     Dollar Buys                                                             8,990     3/31/2015
    6.12     A.J. Wright                                                            23,143     4/30/2009
    6.13     Books-A-Million                                                        26,516    11/30/2007
     7       Morris Nichols Arsht & Tunnell                                         66,099    12/31/2013
     8
    8.01     Compass Bank                                                           35,362     3/31/2013
    8.02     Benefit Partners                                                       33,150    11/30/2014
    8.03     Marc USA Dallas                                                        22,889     5/31/2008
     9
    9.01     Delex Systems, Inc.                                                    32,765     2/28/2011
    9.02     Indus Corporation                                                      31,900    10/31/2011
     10      TJ Maxx                                                                30,545     1/31/2016
     11
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
   11.08
     12
   12.01
   12.02
   12.03
   12.04
   12.05
   12.06
   12.07
   12.08
   12.09
   12.10
   12.11
   12.12
   12.13
   12.14
   12.15
   12.16
     13      GE Parallel Design, Inc.                                               78,335     1/31/2013
     14
   14.01
   14.02
   14.03
     15      Gordman's                                                              54,260     3/31/2013
     16
     17
     18
     19
   19.01     On Broadway                                                            28,175    12/31/2009
   19.02     Moondoogies                                                             5,220     8/31/2012
     20      Office Depot                                                           18,388    12/31/2015
     21
     22      Verizon Airfone                                                        43,694     2/28/2009
     23      Stark & Knoll                                                          10,435     3/31/2007
     24
   24.01
   24.02
   24.03
   24.04
   24.05
   24.06
   24.07
   24.08
   24.09
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
     25      Steven Youngerman, Esq                                                  5,271        mtm
     26
   26.01
   26.02
   26.03
   26.04
   26.05
   26.06
   26.07
   26.08
   26.09
   26.10
   26.11
   26.12
   26.13
   26.14
   26.15
   26.16
   26.17
   26.18
   26.19
   26.20
   26.21
     27
   27.01
   27.02
   27.03
   27.04
   27.05
   27.06
   27.07
   27.08
   27.09
   27.10
   27.11
   27.12
   27.13
   27.14
   27.15
   27.16
   27.17
   27.18
     28      Chilton, Medley & Isaacs                                               21,511    12/31/2010
     29
   29.01
   29.02     Sagard Capital Partners                                                 5,400     3/31/2017
   29.03     Village Deli/Greenwich                                                  1,340    10/31/2007
   29.04     Spa Capital, LLC                                                        3,208     2/28/2011
     30      United Skates of America                                               21,500     2/15/2009
     31
   31.01     Drug Fair                                                              18,636     4/30/2010
   31.02     Tabatchnick's                                                           5,913        mtm
     32      Party City of Phoenix                                                  13,000     7/31/2007
     33      Babies R Us (Ground Lease)                                             30,001     1/31/2015
     34      Baton Rouge Physical Rehabilitation Hospital, LLC                      23,319     5/31/2020
     35      La Jolla Bank                                                          12,940     7/31/2014
     36      Pace University                                                        27,238    11/30/2011
     37      Block, Plant, Eisner                                                    6,834     11/1/2009
     38      PF Chang's China Bistro                                                 7,200     8/31/2015
     39      Fitness 19 Health Club                                                  7,022     4/30/2015
     40
     41
     42      Carisch Inc.                                                           12,433    12/31/2016
     43      Byram Healthcare Center                                                18,765     6/30/2012
     44      Walgreens                                                              15,120     8/31/2020
     45      AC Moore                                                               21,306     3/31/2014
     46
     47      Ryland Homes                                                           22,213    12/31/2009
     48      Wealth Enhancement                                                     19,976     1/31/2008
     49
   49.01     CorTrans Logistics, LLC                                                 8,113     2/28/2011
   49.02
     50
     51      Blockbuster Video                                                       5,000     4/30/2009
     52
   52.01     Williamsville Central Schools                                           8,750    12/31/2008
   52.02     Seneca Resources Corp.                                                  7,500     9/30/2010
   52.03     Centerstone                                                            12,460    10/31/2006
   52.04     VNA Home Care Services                                                  7,350     5/7/2009
     53      Decision One Mortgage                                                  14,886    11/30/2008
     54      Cucamonga Redevelopment Agency                                         35,907    12/31/2017
     55      Delangis, Inc.                                                          5,756     9/12/2010
     56
     57
     58
   58.01
   58.02
   58.03
     59      Blockbuster, Inc.                                                       4,200     9/30/2006
     60      Suncoast Schools Federal Credit Union                                   3,840     7/31/2009
     61      Factory 2U                                                             19,583     2/28/2015
     62
   62.01     Tustin Hospital & Medical Ctr                                           6,021     9/30/2008
   62.02     Barry Marfleet, M.D.                                                    2,604        mtm
     63      Unique Tan                                                              3,500    12/31/2013
     64      Risdon AMS                                                            102,786     8/31/2015
     65
     66      Sports Authority                                                       44,477    10/31/2019
     67      Remax 2000                                                              9,940     4/30/2015
     68      Your Comm. Bingo                                                        8,640     4/30/2006
     69      Bed Bath & Beyond                                                      20,000     1/31/2014
     70
     71
     72
     73
     74      Jo-Ann Fabrics                                                         10,059     1/31/2007
     75      Family Dollar Store                                                    12,000    12/31/2007
     76      Petland                                                                 4,875    11/30/2008
     77      New China Buffet                                                        5,865     1/31/2010
     78      Tractor Supply Company                                                 27,000     2/28/2015
     79      Commerce Bank/North                                                     7,555     6/30/2021
     80      Frazee Industries, Inc.                                                 6,928     5/29/2006
     81
     82
     83
     84      Bank of America                                                         5,717    12/31/2005
     85      Regions Bank                                                            4,112    11/14/2015
     86      Southern Crescent Women's Healthcare                                   12,452     9/30/2019
     87
     88      American Foot & Leg Specialists                                         1,800     6/30/2010
     89      Mattress Gallery                                                        7,000     1/31/2010
     90      San Diego Dialysis Services                                             7,240     9/30/2007
     91      K&G                                                                    27,195     3/31/2012
     92      Town Center Podiatry                                                    3,736    12/31/2014
     93      Outreach Health Care                                                   10,548     1/31/2009
     94
     95      Portrait Displays, Inc.                                                15,110     8/21/2006
     96      Dr. Danka Michaels                                                      4,705     1/31/2009
     97      Boardwerks                                                              2,124     6/30/2010
     98
     99
    100
    101      McKesson                                                               13,680     7/31/2011
    102      David's Bridal                                                         11,000     4/30/2006
    103
    104      Happy Harry                                                            12,000     7/31/2023
    105      By Design                                                              13,500     8/10/2008
    106
    107
    108      Dollar Tree Store                                                       9,000     2/28/2007
    109      Pinnacle Orthopedics                                                    7,263     7/31/2007
    110
    111
    112      Cato                                                                    4,250     9/30/2009
    113      GRM                                                                     9,000     2/28/2006
    114
    115
    116      Pure Beauty                                                             2,636     3/31/2009
    117      Barney's Billiards                                                     10,000     6/30/2007
    118      East China Buffet                                                       6,200     8/31/2015
    119      Sherry Stoney/Wendy Lever                                               2,235     5/1/2007
    120      Uno Chicago Grill (Ground Lease)                                        6,200     8/31/2022
    121      C&W Environmental, LLC                                                 25,600     8/31/2011
    122
    123      Hanley Paints                                                           5,087     8/31/2007
    124      Ana Valencia/E. Moreno                                                  3,820     4/30/2010
    125
    126      Cici's Pizza                                                            4,640    11/24/2007
    127      School Board of Virginia Beach                                         18,067    12/31/2006
    128      Party America                                                           9,982    11/30/2013
    129
    130
    131      Ladies Workout Express                                                  1,734    12/31/2007
    132
    133      Foothill Carpet                                                         4,046     4/30/2006
    134      Waterfall Jewelers, Inc.                                                3,060     3/31/2009
    135
    136
    137      Advance Auto                                                            5,250    12/31/2009
    138      Valley Radiologist                                                      8,344     8/30/2006
    139
    140
    141      Discount Depot                                                          3,482     8/1/2008
    142      The Bed Store                                                           3,500     7/31/2010
    143      El Nido Family Centers                                                  5,617     6/30/2010
    144      Dollar Tree Stores, Inc.                                                5,600     8/31/2006
    145
    146      Centura Health                                                          8,548     5/31/2007
    147
    148      Beef O Brady's                                                          3,759     7/1/2008
    149      Sleeptrain                                                              4,500     3/9/2010
    150      Merrill Lynch                                                           7,265     6/25/2010
    151
    152      Blockbuster                                                             4,896    10/31/2007
    153      Greater Orange County                                                   2,536    12/31/2006
    154
    155      Pediatric Associates                                                    4,650     6/16/2011
    156
    157      Brighton Church                                                         8,000     3/31/2007
    158
    159
    160      Glover, Miller, Lewis & Probag, P.C.                                    7,183     2/14/2008
    161      County Bank                                                             4,573     8/23/2014
    162
    163
    164      Sinclair Broadcasing                                                   12,604     5/31/2014
    165
    166      Gray Publishing, LLC                                                    7,866     9/30/2007
    167      Miracle Nail Spa                                                        1,565     11/4/2007
    168      Sprint PCS                                                              3,212     4/30/2008
    169

                             3RD LARGEST TENANT
                                                                                       Lease
   Loan #                        Tenant Name                        Unit Size       Expiration
   ------                        -----------                        ---------       ----------

     1
    1.01     Powerhouse Gym                                               18,000     5/31/2011
    1.02     Stein Mart                                                   34,782     8/31/2012
    1.03     Citi Trends                                                  28,750     6/30/2010
    1.04     Gator's Dockside                                              7,000     5/31/2014
    1.05     Michael's                                                    28,000     2/28/2010
    1.06     Fashion Bug                                                   9,600     1/31/2009
    1.07     Harbor Freight Tools                                         13,000     5/31/2011
    1.08     On Cue Store                                                  6,000     1/31/2006
    1.09     Beall's                                                      24,000     4/30/2008
    1.10     Goody's Family Clothing                                      20,574    11/30/2008
    1.11     Fred's                                                       23,900    12/31/2008
    1.12     Jo-Ann Fabrics                                               15,635     1/31/2007
    1.13     DHR - Family & Children Service                              12,071        mtm
    1.14     Blockbuster Video                                             5,294     6/30/2009
    1.15     Goody's                                                      17,172     3/31/2006
    1.16     Pet Supplies Plus                                             7,000     5/31/2009
    1.17     CVS/Eckerd Drug                                              10,080     3/3/2006
    1.18     Blockbuster Video                                             6,500    11/30/2005
     2
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
    2.10
     3       Gap                                                          11,171     5/31/2007
     4       Kingpinz                                                     18,632     8/31/2015
     5       Ashley Furniture Industries, Inc.                           134,715    10/31/2009
     6
    6.01     Nothing Over .99 Cents Store                                 10,355     9/31/2008
    6.02     Walgreen's                                                   15,795     8/31/2050
    6.03     Scan World                                                   12,380     3/31/2008
    6.04     Japanese Restaurant                                           4,600     9/30/2012
    6.05     Peebles Department Store                                     15,000     1/31/2014
    6.06     Dollar Tree                                                   8,956     6/30/2006
    6.07     Family Dollar                                                 8,640    12/31/2009
    6.08     Tuesday Morning                                               7,200     7/15/2010
    6.09     CVS                                                          10,500     7/31/2005
    6.10     Tots Unlimited                                                4,551     5/31/2007
    6.11     Carol's Hallmark Shop                                         4,700     8/31/2010
    6.12     Dollar Tree                                                  20,424     5/31/2009
    6.13     Georgia Carpet Outlet Store                                  12,816    10/31/2008
     7       Blank Rome LLP                                               40,960    12/31/2016
     8
    8.01     Northpark Management Com                                     17,166     4/30/2008
    8.02     Promotion Network                                            27,313     5/31/2006
    8.03     Trinity Consultants                                          22,625    10/31/2005
     9
    9.01     LA Associates, Inc.                                          26,488     1/31/2013
    9.02     Interealty Corp                                              27,206    12/31/2005
     10      Ross Dress for Less                                          30,179     1/31/2015
     11
   11.01
   11.02
   11.03
   11.04
   11.05
   11.06
   11.07
   11.08
     12
   12.01
   12.02
   12.03
   12.04
   12.05
   12.06
   12.07
   12.08
   12.09
   12.10
   12.11
   12.12
   12.13
   12.14
   12.15
   12.16
     13      Clarke American                                              64,000    12/31/2011
     14
   14.01
   14.02
   14.03
     15      Babies R Us                                                  42,900     7/31/2006
     16
     17
     18
     19
   19.01     VitroRobertson                                               12,171    12/31/2009
   19.02     Redline Marketing                                             2,893    10/31/2007
     20      Old Navy                                                     14,200     3/31/2010
     21
     22      Mid America Management Corp.                                 16,016     4/30/2008
     23      XO Communications                                             3,967     1/31/2009
     24
   24.01
   24.02
   24.03
   24.04
   24.05
   24.06
   24.07
   24.08
   24.09
   24.10
   24.11
   24.12
   24.13
   24.14
   24.15
   24.16
   24.17
     25      UCLA Medical Gastrology Endocrinology                         4,704     6/30/2012
     26
   26.01
   26.02
   26.03
   26.04
   26.05
   26.06
   26.07
   26.08
   26.09
   26.10
   26.11
   26.12
   26.13
   26.14
   26.15
   26.16
   26.17
   26.18
   26.19
   26.20
   26.21
     27
   27.01
   27.02
   27.03
   27.04
   27.05
   27.06
   27.07
   27.08
   27.09
   27.10
   27.11
   27.12
   27.13
   27.14
   27.15
   27.16
   27.17
   27.18
     28      Pedley, Zielke & Gordinier, PLLC                             16,938     3/31/2013
     29
   29.01
   29.02     Audiocom Inc.                                                 5,000     5/31/2011
   29.03     Snowcreek Restaurant                                          1,220    10/31/2007
   29.04     DCM                                                           1,200     1/31/2007
     30      Henry S. Behr, Inc.                                          18,400    12/31/2013
     31
   31.01     Wendy's                                                       4,000    12/31/2015
   31.02     Sonny Amsters Bakery                                          5,800     9/30/2006
     32      Safeway, Inc.                                                11,077     7/31/2007
     33      Michaels                                                     23,800    11/30/2014
     34      N.M.C. Operating Company                                      9,882     9/30/2019
     35      Sprint                                                        2,500     5/31/2014
     36      Riverside Research Institute                                 14,947     9/30/2010
     37      Center for Neuro Skills                                       5,500     5/1/2010
     38      CPK Corporate                                                 5,500     8/31/2015
     39      5th Avenue Furniture Inc                                      6,048     2/28/2010
     40
     41
     42      Talbots                                                       9,202     8/31/2006
     43      ProAct                                                       15,730     9/30/2007
     44      Family                                                        5,500     4/25/2011
     45      PetsMart, Inc.                                               19,077     9/30/2019
     46
     47      Community Bank                                               21,566     8/31/2005
     48      Countrywide Home Loans                                        8,744    11/30/2008
     49
   49.01     American Medical Security, Inc.                               4,158     3/31/2006
   49.02
     50
     51      Chan's Restaurant                                             4,500     5/1/2009
     52
   52.01     Globalquest Solutions                                         7,648     8/31/2007
   52.02     Poly Lam Products                                             5,000     4/30/2009
   52.03     Pilkington North America                                     12,052     8/31/2008
   52.04     CM Components                                                 6,430    11/30/2014
     53      Butler Hospital                                               5,513     3/31/2006
     54      Factory 2 U                                                  14,488     9/28/2009
     55      Re/Max                                                        5,593     5/9/2014
     56
     57
     58
   58.01
   58.02
   58.03
     59      Del Mar Wine Co., Inc.                                        3,193     6/1/2007
     60      American Home Mtg. Corp.                                      3,270     7/31/2010
     61      Anna's Linens                                                12,180    12/31/2011
     62
   62.01     The Oak Diagnostics, Inc                                      6,005     5/31/2008
   62.02     NSR Medical                                                   2,441    12/31/2007
     63      Crown Chinese Cuisine                                         3,300     1/31/2006
     64      Timken Corp.                                                 29,471     8/31/2005
     65
     66
     67      La Petite                                                     9,000     2/28/2009
     68      Susie's Deals                                                 8,328     6/30/2012
     69      PetCo                                                        12,830     1/31/2014
     70
     71
     72
     73
     74      CVS                                                           8,840     1/31/2010
     75      Patrick's Restaurant                                          6,500    11/30/2006
     76      Sarah's Hallmark                                              3,750     2/28/2006
     77      Augies                                                        3,013     1/31/2010
     78      Mattom Inc                                                   13,900     3/1/2020
     79      Professional Eye Care Associates, P.A.                        3,455     9/30/2012
     80      OFI, Inc.                                                     5,905     5/31/2008
     81
     82
     83
     84      Maple Valley Fitness                                          5,510     9/30/2007
     85      Lilly Pulitzer                                                2,996     4/30/2010
     86      Gambro Healthcare, Inc.                                       7,364     4/30/2020
     87
     88      Hop Shing                                                     1,200     2/28/2007
     89      Hollywood Video                                               6,500     9/1/2013
     90      Cal Med Drugs                                                 4,600    12/31/2007
     91      Free Flite Bicycles                                           4,635     5/31/2008
     92      Dr. Marc Lussier                                              3,251     2/28/2011
     93      Texas Imaging Services                                        7,174     8/31/2010
     94
     95      First American Title Guaranty Corporation                     7,726     2/28/2008
     96      Barajas Associates                                            4,097    12/31/2008
     97      Pacific Bell Wireless dba Cingular                            1,748     9/20/2007
     98
     99
    100
    101      Websters                                                      9,436    10/31/2010
    102      HFC                                                           1,960     3/31/2006
    103
    104      Family Dollar                                                 8,000    12/31/2009
    105      Sears                                                        12,275     3/31/2012
    106
    107
    108      Fashion Bug                                                   8,400     3/31/2007
    109      The Heart Clinic                                              4,491    12/31/2015
    110
    111
    112      It's Fashion                                                  3,200     9/30/2009
    113      Air Trends                                                    7,300    10/31/2005
    114
    115
    116
    117      Ninfas Mexican Restaurant                                     8,800    10/31/2014
    118      Stevi B's Property                                            5,000     6/30/2010
    119      Don White                                                     2,235     8/31/2006
    120
    121      CD&L, Inc.                                                   25,600    12/31/2006
    122
    123      Keller's Farm Store, Inc                                      5,012     4/30/2010
    124      Whispers & Giggles                                            3,000     5/31/2008
    125
    126      The Spa at Avalon                                             4,100     4/12/2007
    127      Community Services of Virginia                                6,525     7/31/2007
    128      Metro Carpet and Flooring                                     4,997     9/14/2010
    129
    130
    131      Fuzzy's Pizza                                                 1,690     9/30/2007
    132
    133      Rack-Em Billiards                                             3,610     8/31/2006
    134      Salon Williams                                                2,614     7/31/2007
    135
    136
    137      Video World                                                   4,200     5/22/2006
    138      Canyon Orthopaedics                                           5,914     1/31/2008
    139
    140
    141      Pinoy Ranch                                                   3,432     5/1/2006
    142      Radio Shack                                                   2,500     1/31/2011
    143      Metrocities Mortgage                                          2,883     5/31/2009
    144      MEDSECO, Inc.                                                 1,400     7/31/2006
    145
    146      Front Range Home Mortgage, Inc.                               4,449    11/30/2006
    147
    148      Flicks Video                                                  3,500     6/30/2008
    149      Kitchen and Bath Experts, Inc.                                2,500     2/28/2009
    150      Praxair, Inc.                                                 4,116     4/30/2010
    151
    152      Great Wall Chinese                                            1,600     6/30/2012
    153      Joseph Bruckman, D.O.                                         2,109    12/31/2007
    154
    155      Hope Clinic                                                   2,524     3/31/2008
    156
    157      Stafford MRI                                                  7,003     2/28/2008
    158
    159
    160      Discovery Services of Texas, Inc.                             6,612     2/28/2008
    161
    162
    163
    164      Four Corners Abstract                                        11,011     6/30/2008
    165
    166
    167      Dairy Queen                                                   1,200     4/13/2013
    168      Zeno's Sports Center                                          2,777     9/30/2007
    169

                             FOOTNOTES TO ANNEX A-1
--------------------------------------------------------------------------------

1     For mortgage loans secured by multiple mortgaged real properties, the
      Occupancy % for such Mortgage Loans is the weighted average Occupancy % of each Mortgaged Property based on square footage, number of units, number of pads, number of rooms or Appraised Value ($).

2a    Louisiana Boardwalk mortgage loan Occupancy % includes tenants in-place, tenants who have signed leases, and tenants who have signed Letters of
      Intent.

2b    The Occupancy % at the Genesee Valley Shopping Center Property is economic occupancy. The physical occupancy is 54.5% as the Largest Tenant, Wal-Mart went dark on August 24, 2005 but will continue to pay rent until the expiration of the lease on January 29, 2013.

2c    The Occupancy % for the Pageantry West Office Plaza mortgage property includes new tenants American Land Holdings and Alliance Corp. whose leases begin in December 12, 2005 and January 1, 2006 respectively.

3     With respect to St. Armand's Circle and Aurora Highlands mortgage loans, the Appraised Value ($) , Appraisal Date, and Cut-off Date LTV (%) are
      based upon stabilization. The "as is" value for these loans is $10,850,000 and $13,100,000 respectively, which equate to Cut-off date Loan-to-value ratios of 81.1% as of 8/19/2005 and 82.6% as of 7/11/2005 respectively.

4a    Cut-Off Date LTV (%) for the Holiday Inn Express - Lompoc mortgage loan was calculated using the full loan amount and the "as improved" Appraised
      Value ($). Using the full loan amount and the "as is" value of $9,000,000, the Cut-Off Date LTV (%) is 67.5%.

4b    Cut-Off Date LTV (%) for the Fitch Building Complex mortgage loan was calculated using the full loan amount and the "as completed" Appraised
      Value ($). Using the full loan amount and the "as is" value of $2,300,000, the Cut-Off Date LTV (%) is 87.0%.

4c    Cut-Off Date LTV (%) for the Paramus - Medical mortgage loan was calculated using the full loan amount and the "as stabilized" Appraised
      Value ($). Using the full loan amount and the "as is" value of $11,800,000 the Cut-Off Date LTV (%) is 80.6%.

4d    Cut-Off Date LTV (%) for the Pageantry West Office Park mortgage loan was calculated using the full loan amount and the "as stabilized" Appraised
      Value ($). Using the full loan amount and the "as is" value of
      $23,000,000, the Cut-Off Date LTV (%) is 72.6%.

4e    Cut-Off Date LTV (%) for the Islands Village Shopping Center mortgage loan was calculated using the full loan amount and the "as stabilized"
      Appraised Value ($). Using the full loan amount and the "as is" value of
      $14,700,000, the Cut-Off Date LTV (%) is 79.3%.

4f    Cut-Off Date LTV (%) for the Meidinger Tower mortgage loan was calculated using the full loan amount and the "as stabilized" Appraised Value ($).
      Using the full loan amount and the "as is" value of $31,800,000, the
      Cut-Off Date LTV (%) is 80.2%.

4g    Cut-Off Date LTV (%) for the Louisiana Boardwalk mortgage loan was calculated using the full loan amount and the "as stabilized" Appraised
      Value ($). Using the full loan amount and the "as is" value of
      $150,000,000, the Cut-Off Date LTV (%) is 85.3%.

4h    Cut-Off Date LTV (%) for the Cosmo Lofts mortgage loan was calculated using the full loan amount and the "as stabilized" Appraised Value ($).
      Using the full loan amount and the "as is" value of $13,900,000, the
      Cut-Off Date LTV (%) is 79.1%.

5     With respect to cross-collateralized and cross-defaulted mortgage loans, the UW DSCR (x), Cut-Off Date LTV (%) and Maturity LTV (%) are illustrated based upon the individual loan data without consideration to the crossed data.

6     For mortgage loans secured by multiple Mortgaged Properties, each Mortgage
      Loan's Original Balance ($), Cut-Off Date Balance ($) and Maturity/ARD
      Balance ($) are allocated to the respective mortgaged properties based on the mortgage loan documentation or an allocation determined by Appraised
      Value ($).

7     With respect to Empire Shopping Center mortgage loan, this single transaction consists of three loans that are cross-collateralized and cross-defaulted pursuant to a Cross-Default and Cross-Collateralization
      Agreement executed by each Borrower. Each Note is executed by both
      Borrowers jointly and severally. Together, the two Borrowers own the nine parcels the make up the shopping center as tenants in common. Loan A, in the amount of $7,400,000, is secured by parcels 2, 3 and 4. Loan B, in the amount of $14,950,000, is secured by parcels 5, 6 and 7. Loan C, in the amount of $11,150,000, is secured by parcels 1, 8 and 9. Together the
      Original Balance ($) equals $33,500,000.

8     Each Loan number identifies a group of crossed loans.

9     Each Loan number identifies a group of related borrowers.

10    For each mortgage loan, the Admin. Fee % represents the master servicing fee rate, the primary servicing fee rate, the trustee fee rate and a correspondence fee rate, if applicable, in total. The Net Mortgage Rate %
      equates to the related Interest Rate % less the related Admin. Fee %.

11    IO Monthly Debt Service ($) has been determined by dividing IO Annual Debt
      Service ($) by 12.

12    The Note for Branbury Apartments mortgage loan provides for an initial
      Interest Only period of 60 months, during which time the Borrower has the option to request an appraisal at any time up to 3 months prior to the first Amortizing Monthly Payment Date (11/1/2010.) If such appraisal reflects an appraised value that supports a loan to value ratio that is equal to or less than 70% and the most recent annual operating statement for the Property supports a DSCR of 1.25x or greater, the Amortizing
      Monthly Payments shall not commence and IO Monthly Debt Service shall continue until the Maturity Date. KeyBank is assuming that this loan will be Interest Only for the entire loan term.

13    Loan term for Social Security Administration Building mortgage loan is 120 months, with an ARD Date of 10/1/15 and the Final Maturity Date of
      10/1/35, however the borrower will request a new appraisal during month 72 of the loan term. If the fair market value of the property is less than
      $6,800,000, the borrower has a one-time option to prepay the note in whole without penalty on a Monthly Payment Date prior to the beginning of month
      78 of the loan term. KeyBank is assuming a loan payoff prior to month 78 of the loan term.

14    For mortgage loans with an I/O component, the I/O Period reflects the initial interest only period as of the respective Note Date of the mortgage loan.

15    The "LO" component of the prepayment provision represents remaining lockout payments, "Def" represents remaining defeasance payments, "O"
      represents remaining open periods, and "YM" represents remaining yield maintenance periods.

16a   The Freestanding Raymour & Flanigan mortgage loan and the Waterfall Plaza mortgage loan provide for prepayment premiums that are equal to the greater of (i) one percent (1%) of the outstanding principal balance at the time of prepayment, or (ii) the present value, as of the Prepayment
      Date, of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate
      (hereinafter defined), less the amount of principal being prepaid. The term "Discount Rate" shall mean the rate that, when compounded monthly, is equivalent to the Treasury Rate when compounded semiannually. Treasury
      Rate shall mean the yield calculated by the linear interpolation of the yield most nearly approximating the maturity date.

16b   The Monroe Plaza mortgage loan provides for a prepayment consideration that is equal to the greater of (A) an amount equal to the remainder obtained by subtracting (i) the entire outstanding principal balance of the Note as of the date of the prepayment from (ii) the present value as of the date of the prepayment of the remaining scheduled payments of principal and interest on the Note including any final installment of principal payable on the Maturity Date determined by discounting such payments at the U.S. Treasury Security rate, for the week ending prior to the date of the subject prepayment of principal, with a maturity date that is coterminous with the maturity date of the Note when compounded on a monthly basis, or (B) 1% of the prepaid principal amount.

16c   The International Home Furnishings Center mortgage loan provides for a prepayment premium that is equal to the amount, equal to the present value of a series of payments each equal to the Payment Differential (as hereinafter defined) and payable on each Payment Date over the remaining original term of the Note and on the Stated Maturity Date, discounted at the Reinvestment Yield (as hereinafter defined) for the number of months remaining as of the date of such prepayment to each such Payment Date and the Stated Maturity Date. The term "Payment Differential" shall mean an amount equal to (i) the Interest Rate less the Reinvestment Yield, divided by (ii) twelve (12) and multiplied by (iii) the principal sum outstanding under the Note after application of the constant monthly payment due under the Note on the date of such prepayment, provided that the Payment
      Differential shall in no event be less than zero. The term "Reinvestment
      Yield" shall mean an amount equal to the yield on the U.S. Obligations with a maturity date closest to the Stated Maturity Date and converted to a monthly compounded nominal yield.

16d   The Ashford Portfolio mortgage loan provides for a prepayment premium that is equal to the greater of (i) one percent (1%) of the Principal
      Indebtedness being prepaid or accelerated or (ii) the positive difference, if any, between (a) the present value on the date of prepayment (by acceleration or otherwise) of all future installments of principal and interest which the Borrowers would otherwise be required to pay under the
      Note from the date of such prepayment until the Maturity Date absent such prepayment, including the unpaid principal amount which might otherwise be due upon the Maturity Date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a "Mortgage Equivalent Basis") on the date of such prepayment of the United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment and (b) the principal balance of the Loan on the date of such prepayment.

16e   The Klahanie Village Shopping Center, Summit Office Park, Sheldon Oaks,
      Wilderness Village Shopping Center, Yarbrough Plaza, Deer Park, and the
      Montano Shopping Center mortgage loans provide for prepayment premiums that are equal to the greater of (A) one percent (1%) of the outstanding principal balance at the time of prepayment, or (B) the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which Borrower would otherwise be required to pay under the Note and this Agreement during the original term hereof absent such prepayment, including the outstanding principal amount which would otherwise be due upon the scheduled Maturity Date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a "Mortgage
      Equivalent Basis") on the date of such prepayment, of the United States
      Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment and (y)
      the outstanding principal amount on the date of such prepayment.

16f   The Stafford Shopping Center mortgage loan provides for prepayment premiums that are equal to the sum of (i) all amounts incurred by Lender in connection with the enforcement of its rights under Note, Security
      Instrument, this Agreement or any of the other Loan Documents, (ii) any amounts incurred by Lender to protect Property or lien or security created by Loan Documents, or for taxes, assessments or insurance premiums as provided in Loan Documents, and (iii) greater of (A) 1% of outstanding principal amount of Loan and (B) positive difference, if any, between (x)
      present value on date of such prepayment of all future installments which
      Borrower would otherwise be required to pay under the Note during original term hereof absent such prepayment, including unpaid principal amount of the Loan which would otherwise be due upon scheduled Maturity Date absent such prepayment, with such present value being determined by use of a discount rate equal to yield to maturity (adjusted to a "Mortgage
      Equivalent Basis") on date of such prepayment, of United States Treasury
      Security having term to maturity closest to what otherwise would have been remaining term hereof absent such prepayment and (y) the outstanding principal amount of the Loan on the date of such prepayment.

16g   The Pecanland Commons mortgage loan provides for a prepayment premium that is equal to the greater of (i) Minimum Fee and (ii) amount equal to product obtained by multiplying: (A) amount of Principal Indebtedness
      ("PI") being repaid, by (B) difference obtained by subtracting Adjusted
      Yield Rate ("AYR") from Adjusted Interest Rate ("AIR"), by (C) present value factor calculated using formula: (1 - (1 + r/12)^-n)/r where r=AYR and n=remaining term of the Loan in months calculated as follows: number of days (and any fraction thereof) between date of prepayment or acceleration and ARD, multiplied by 12/365.25. "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference
      Treasury Yield/2)1/6) - 1) multiplied by 12. "Minimum Fee" means: (a) 3.5%
      of the amount of PI being prepaid if Repayment Date ("RD") is on or after
      3rd anniversary of this Note and before 4th anniversary; (b) 2.5% of the amount of PI being prepaid if RD is on or after 4th anniversary of this
      Note and before 5th anniversary; (c) 1.5% of the amount of PI being prepaid if RD is on or after 5th anniversary of this Note and before 6th anniversary; and (d) 1.0% of the amount of PI being prepaid if RD is on or after 6th anniversary of this Note and before 78th month anniversary of the date hereof.

16h   The Westwood Estates mortgage loan provides for a prepayment premium that is equal to the greater of (i) a minimum prepayment fee equal to (A) 2% of the amount of the Principal Indebtedness being prepaid for a prepayment occurring from and after October 8, 2010 through and including October 7,
      2011, (B) 1.50% of the amount of the Principal Indebtedness being prepaid for a prepayment occurring from and after October 8, 2011 through and including October 7, 2012, (C) 1% of the amount of the Principal
      Indebtedness being prepaid for a prepayment occurring from and after
      October 8, 2012 through and including October 7, 2013, (D) 0.50% of the amount of the Principal Indebtedness being prepaid for a prepayment occurring from and after October 8, 2013 through and including October 7,
      2014, and (E) 0.00% of the amount of the Principal Indebtedness being prepaid for a prepayment occurring from and after October 8, 2014 through and including March 7, 2015, and (ii) an amount equal to the product obtained by multiplying: (A) the amount of the Principal Indebtedness being repaid by (B) the difference obtained by subtracting the Adjusted
      Yield Rate from the Adjusted Interest Rate by (C) the present value factor calculated using the following formula: (1 - (1 + r/12)^-n)/r . (All terms defined in footnote 16g)

16i   The Courtyard by Wilshire mortgage loan provides for a prepayment premium that is equal to the greater of (i) a minimum prepayment fee equal to two percent (2%) of the amount of the Principal Indebtedness being prepaid if the prepayment occurs prior to the 84th Payment Date or 1% of the amount of Principal Indebtedness being prepaid if the prepayment occurs thereafter and (ii) an amount equal to the product obtained by multiplying: (A) the amount of the Principal Indebtedness being repaid by
      (B)the difference obtained by subtracting the Adjusted Yield Rate from the
      Adjusted Interest Rate by (C) the present value factor calculated using the following formula: (1 - (1 + r/12)^-n)/r . (All terms defined in footnote 16g)

16j   The Oak Brook International Office Center mortgage loan provides for a prepayment premium that is equal to the greater of (A) (1) if occurring in months 48 through and including the 60th month, 3%, (2) if occurring in months 61 through and including the 72nd month, 2%, (3) if occurring in months 73 through and including the 83rd month, 1%, of the outstanding principal balance of the Loan being prepaid or (B) the excess, if any, of
      (I) the sum of the present values of all then-scheduled payments of principal and interest under this Agreement including, but not limited to, principal and interest on August 8, 2012 (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate), over (II) the outstanding principal amount of the Loan. Prepayment Rate is a rate equal to the yield to maturity on the date of such prepayment of the United States Treasury Security having a term to maturity closest to the remaining term of the loan.

17    With respect to the U-Haul Self Storage Portfolio V, VI and VII mortgage loans, the 2003 NOI ($) and 2004 NOI ($) is based upon the trailing-twelve month period ending March 31, 2003 and March 31, 2004, respectively.

18    With respect to the Wendover Ridge Shopping Center, South Sherwood Square,
      and Paramus - Medical mortgage loans, the Most Recent NOI ($) is based on a less than 12-month period that has been annualized.

19a   UW DSCR (x) for Anthem Shopping Center mortgage loan was calculated after taking into account a holdback of $800,000. Before taking this reserve into account, the UW DSCR (x) is 1.22x.

19b   UW DSCR (x) for Federal Express Building mortgage loan was calculated after taking into account a $250,000 letter of credit. Before taking this letter of credit into account, the UW DSCR (x) is 1.27x.

19c   UW NCF ($) and UW DSCR (x) for the Fitch Building Complex mortgage loan was calculated using "as completed" Cash Flows. "In Place" NCF is
      $185,614, giving a UW DSCR (x) of 1.21x. Lender has reserved $200,000 to ensure completion.

19d   UW NCF ($) and UW DSCR (x) for the Louisiana Boardwalk mortgage loan was calculated using "as stabilized" Cash Flows assuming a 5% vacancy, excluding Bass Pro and Regal Cinemas. "In Place" NCF is $7,169,971, giving a UW DSCR (x) of 0.86x. Lender has reserved upfront nine different reserves totalling $1,915,166 to account for this.

19e   UW DSCR (x) for the Cosmo Lofts mortgage loan was calculated using "as stabilized" Cash Flows. "In Place" NCF is $660,315, giving a UW DSCR (x)
      of 0.87x. Lender has reserved $306,460 upfront (equal to six months debt service) to cover potential shortfalls in cash flow.

20    156 William Street mortgage loan has a springing Upfront Capex Reserve ($)
      beginning on February 6, 2006 if deferred maintenance work ($81,000) and environmental remediation ($1,500) to the property is not completed on or before January 1, 2006. If said work and remediation is not completed to lender's reasonable satisfaction, borrower shall deliver 125% of the total amount ($103,125) to lender.

21    Younan Portfolio - Dallas mortgage loan was required to deposit at closing
      $1,000,000 for Upfront TI/LC Reserve ($) into a separate account controlled by borrower, maintained at a financial institution selected by borrower.

22    K-Mart - Bishop, CA mortgage loan has a springing $500,000 Letter of
      Credit in lieu of cash management period if Upfont TI/LC Reserve ($) does not total $500,000, if (i) K-Mart gives notice to vacate its premises, or otherwise ceases occupancy or goes dark, (ii) K-Mart's store ranking falling below the 50th percentile for all K-Mart Stores, or (iii) K-Mart's credit rating or its parents rating (Sears) dropping two levels from BB+
      to B+.

23a   The Monthly Capex Reserve ($) for the U-Haul(C) Self Storage Portfolio V,
      VI and VII mortgage loans will be collected until the Capex reserve totals
      $172,381 (12 months worth of collections). Should the reserve fall below this level, than monthly collections will commence until such time as the
      Capex reserve is replenished.

23b   The Monthly Capex Reserve ($) for the Glendale Galleria mortgage loan of
      $11,000 will commence upon the occurrence and during the continuance of a
      Trigger Event and the Capex Reserve balance shall not exceed $132,000.

23c   The Monthly Capex Reserve ($) for the Yarbrough Plaza mortgage loan is
      $5,518 until a cap of $102,245 is reached, $2,110 thereafter.

23d   The Monthly Capex Reserve ($) for the Fresh Direct Warehouse mortgage loan is $2,359 if Upfront Capex Reserve ($) falls below $50,000.

23e   The following mortgage loans have Monthly Capex Reserve ($) Caps as follows: Stafford Marketplace Shopping Center: $138,744, Fountain Square:
      $33,125, Wilderness Village Shopping Center: $43,000, Shallowford
      Exchange: $10,000, Pleasanton Park 131: $37,000, Riverwatch Commons:
      $50,000, Parker Valley Center Lot 3: $11,340, Strawberry Fields: $52,102,
      and Regents Plaza: $2,700.

23f   The following mortgage loans have Monthly Capex Reserve ($) Caps as follows: Holden Commons Shopping Center: $44,241, Orchard Hardware Plaza:
      $89,424, St. Armand's Circle: $10,740, The Shoppes at Plantation: $32,142,
      South Jordan Self Storage: $28,416, Raymour & Flanigan Showroom: $18,000,
      and Groveport Square Neighborhood Shopping Center: $8,409.

23g   The Cross Creek Villas mortgage loan has a Monthly Capex Reserve ($) of
      $1,333 (Capped at $75,000) which commences based upon a certain Trigger
      Event.

23h   The Monthly Capex Reserve ($) increases by 2% annually for the following mortgage loans: Chase Manhattan Centre, The Courtyard on Wilshire,
      Meidinger Tower, 1100 Buckingham Street, Islands Village Shopping Center,
      Wal-Mart - Villa Rica, Cosmo Lofts, Paramus - Medical, GroupVI - FCH
      Medical Bldg, Cornerstone Center, Valencia Town Center Plaza, K-Mart -
      Bishop, CA, Wendover Ridge Shopping Center, Group VI-Creekside Medical,
      Laurel Village Shopping Center, Galleria Self Storage, Osco Plaza, 39-41
      North Fullerton Apartments, Maryland Gardens, Moss VI Building, Chimney
      Lakes Village, GroupVI - 900 Westpark Drive, CVS Pharmacy - Sparta Road,
      Peachtree Crest Business Center - Building 3760, Imperial Medical Office
      Bulding, 120 Bloomingdale, 625 Broadway and 909 Prospect, Blackwell Plaza
      Shopping Center, Carnivale/Project 84, Fitch Building Complex, Green
      Valley Technical Plaza, Latina Warehouse, Mondo Building, Parkvale Medical
      Office Building, Perkins Rowe Medical Office Center, Signature Pavillion,
      Simmons Market Place, Sundance Self Storage, and Tustin MOB I & II.

23i   Mondo Building mortgage loan Monthly Capex Reserve ($) monthly deposit will decrease to $281 on the December 8, 2008 payment date.

23j   The Monthly Capex Reserve ($) for the Brighton Lane Shopping Center,
      Cornerstone Center, Cosmo Lofts, Hampton Inn - Florida Mall, Islands
      Village Shopping Center, K-Mart - Bishop, CA, Mondo Building, Pecos Pebble
      Office Park, Perkins Rowe Medical Office Center, Green Valley Technical
      Plaza, South Sherwood Square, Tustin MOB I & II, Wal-Mart - Villa Rica,
      and Younan Portfolio - Dallas mortgage loans are to be capped at $31,205,
      $30,164, $50,000, $300,000, $47,406, $80,000, $10,000, $76,440, $52,478,
      $108,288, $11,394, $29,989, $68,400, and $1,000,000, respectively.

23k   625 Broadway and 909 Prospect mortgage loan has a springing Monthly Capex
      Reserve ($) of $3,714 increased by 2% if (i) Emanuel Torbati does not own
      100% of equity interests in Borrower or controls day-to-day operations, and (ii) individual borrowers do not own 100% of each property, respectively.

23l   EDS Portfolio mortgage loan has a springing Monthly Capex Reserve ($); in the amount of $0.25 per square foot increasing 2% yearly if the primary tenant is no longer obligated to pay for capital expenditures under the terms of the lease.

23m   Oak Brook International Office Center mortgage loan has a springing
      Monthly Capex Reserve ($) of not less than $0.20 per square foot of gross rentable area if borrower does not properly maintain property according to the lender.

23n   Holiday Inn Express-Lompoc and Laurel Inn mortgage loans have Monthly
      Capex Reserves ($) of $8,304 and $9,078, amounts that are 5% of gross revenues for the previous fiscal year divided by 12.

23o   Grayson Corners Shopping Center mortgage loan has a springing Monthly
      Capex ($) in the amount of $1,273 increasing two percent (2%) annually which occurs on the first payment date in October 2010 and each payment date thereafter.

24a   The following mortgage loans have Monthly TI/LC Reserve ($) Caps as follows: Quads 345/Allred Cotton Center: $625,000, First Energy Office
      Building: $6,048,936, Massapequa Shopping Center Portfolio: $116,439,
      Fountain Square: $234,000, Rubio Plaza: $160,000, Cooper Point Pavillion:
      $200,000, Wayzata Executive Park: $435,400, Klahanie Village Shopping
      Center: $200,000, Valley Mack Plaza: $120,000, Crown Valley Center:
      $150,000, 390 East H Street: $300,000, Hi Desert Plaza: $144,000, Lake
      Frederica Shopping Center: $180,000, Anthem Shopping Center: $140,000,
      Bridgeview Plaza: $59,362, Regency Plaza: $140,000, Wilderness Village
      Shopping Center: $100,000, Yarbrough Plaza: $200,000, Pleasanton Park 131:
      $140,000, I-5 Corporate Center: $100,000, Bridgeville Crossing Shopping
      Center: $60,000, Montano Shopping Center: $300,000, Riverwatch Commons:
      $75,000, Camino Village Shopping Center: $100,000, Avalon Town Center:
      $70,000, Parker Valley Center Lot 3: $51,240, East Towne Plaza: $50,000,
      National City Retail: $60,000, Colorado First Building: $150,000, Regents
      Plaza: $100,000, and 1500 McGowen: $125,000.

24b   The following mortgage loans have Monthly TI/LC Reserve ($) Caps as follows: the Centennial-Hanford Center PH I-C: $51,600, Waterfall Plaza:
      $100,000, Monroe Plaza Shopping Center: $120,000, Aurora Highlands:
      $100,000, Columbia IV Shopping Center: $100,000 and The Shoppes at
      Plantation: $45,000.

24c   The Monthly TI/LC Reserve ($) for the Glendale Galleria mortgage loan of
      $55,100 will commence upon the occurrence and during the continuance of a
      Trigger Event and the TI/LC Reserve balance shall not exceed $661,200.

24d   With respect to Empire Shopping Center mortgage loan, on each Payment Date immediately following a Release Property Transfer (Loan A) or a parcel release (Loan B and C) the borrower will deposit Monthly TI/LC Reserves
      ($) as follows: (i) Loan A: $2,500 not to exceed $150,000, (ii) Loan B:
      $4,167 not to exceed $100,000, (iii) Loan C: $2,917 not to exceed
      $175,000.

24e   With respect to 390 East H Street mortgage loan Monthly TI/LC Reserve ($)
      of $25,000 will be deposited upon the occurrence of a Cash Management
      Period and unless the Borrower has delivered the Bed Bath & Beyond Letter of Credit.

24f   The Monthly TI/LC Reserve ($) for Wayzata Executive Park mortgage loan of
      $15,550 will commence whenever the Upfront TI/LC Reserve ($) falls below
      $435,400.

24g   The following mortgage loans have Monthly TI/LC Springing Reserves ($)
      which commence based upon Trigger Events: Westchester Neighborhood School:
      $6,250 (Capped at $500,000) and Groveport Square Neighborhood Shopping
      Center: $833 (Capped at $25,000).

24h   Grayson Corners Shopping Center mortgage loan has a springing Monthly
      TI/LC Reserve ($) of $4,243, if K-Mart's annual gross sales are less than
      $13,500,000, and $8,486 if K-Mart's annual gross sales are less than
      $10,000,000.

24i      Moss VI Building mortgage loan has a springing Monthly TI/LC Reserve
         ($) of $3,089 in the event that at the end of any calendar quarter, the property fails to satisfy the occupancy criteria of a minimum of eighty percent (80%) physical occupancy. Funds are released when the property maintains a minimum physical occupancy of eighty five percent (85%) for a period of one calendar quarter.

24j   GroupVI - FCH Medical Bldg mortgage loan has a springing Monthly TI/LC
      Reserve ($) of $35,000 starting July 8, 2014 thru December 8, 2014.

24k   EDS Portfolio mortgage loan has a springing Monthly TI/LC Reserve ($) if primary tenant vacates more than 50,000 square feet of space at the individual property in Pennsylvania or entirely vacates any other individual property; in such event the borrower shall deliver quotient obtained by dividing $25 per square foot of vacant space at such individual property by the number of months remaining on the term of the loan.

24l   The Monthly TI/LC Reserve ($) for the Blackwell Plaza Shopping Center,
      Brighton Lane Shopping Center, Carnivale/Project 84, Chimney Lakes
      Village, Louisiana Boardwalk, Mondo Building, Osco Plaza, Pageantry West
      Office Park, Paramus - Medical, Signature Pavilion, Simmons Market Place,
      South Sherwood Square, Tustin MOB I & II, Wendover Ridge Shopping Center,
      and Younan Portfolio - Dallas mortgage loans are to be capped at $120,000,
      $78,014, $200,000, $41,400, $400,000, $50,000, $150,000, $300,000,
      $300,000, $47,666, $200,000, $28,485, $227,919, $175,000, and $1,750,000,
      respectively.

24m   The Monthly TI/LC Reserve ($) for the Pecanland Commons Shopping Center
      mortgage loan is capped at $250,000 from funding to the payment date occurring in November, 2007. For the period commencing on the November
      2007 payment date and continuing through and including the day immediately preceding the payment date occurring in November 2008, the cap shall be
      $225,000; For the period commencing on the November 2008 payment date and continuing through and including the day immediately preceding the payment date occurring in November 2010, the cap shall be $200,000; For the period commencing on the November 2010 payment date and continuing through and including the day immediately preceding the payment date occurring in
      November 2012, the cap shall be $150,000. Additionally, if the Dress Barn tenant does not renew, then on the first payment date after Dress Barn's last possible date on which it can renew, and continuing for 11 consecutive months, the borrower shall deposit $16,000 monthly into the
      TI/LC account until they reach a minimum balance (Cap) of $200,000.

24n   The Monthly TI/LC Reserve ($) for The Courtyard on Wilshire mortgage loan is capped at $450,000. On the date that is the later of January 1, 2007, or the date on which not less than 80% of the rentable square footage of the property is leased to tenants, provided no event of default has occurred, lender shall release to borrower from the TI/LC account, an amount equal to the excess of the balance, if any, of the TI/LC account over $200,000.

24o   Inducon Portfolio mortgage loan Monthly TI/LC Reserve ($) is capped at
      $324,000 for the first 18 payment dates. Following expiration of the first
      18 payment dates and the renewal or re-letting of leases expiring in 2006 and 2007, the new TI/LC Reserve Cap will be $200,000.

24p   625 Broadway and 909 Prospect mortgage loan has a springing Monthly TI/LC
      Reserve ($) of $18,569 if (i) tenant occupancy less than 80%, (ii)
      individual borrowers no longer own 100% of property, respectively, and
      (iii) Emanuel Torbati no longer owns 100% of equity interests in borrower or controls day-to-day operations.

24q   Blue Cross Building mortgage loan has a springing Monthly TI/LC Reserve
      ($); if borrower does not elect to deliver a Letter of Credit, then all excess cash flow shall be deposited into the TI/LC Reserve ($).

24r   156 William Street Monthly mortgage loan has a springing Monthly TI/LC
      Reserve ($) of $37,500 if the Department of Youth terminates its lease.

24s   Pecos Pebble Office Park mortgage loan has a springing Monthly TI/LC
      Reserve ($) of $41,667 in any lease year, beginning on the payment date occurring six months prior to the termination date of the first expiring lease in such year.

24t   Valencia Town Center Plaza mortgage loan has a springing Monthly TI/LC
      Reserve ($) is an amount reasonable to lender upon the event of default or occupancy is less than 80%.

24u   K-Mart - Bishop, CA mortgage loan has a springing Monthly TI/LC Reserve
      ($) in an amount of excess cash flows during a cash management period.

24v   Peachtree Crest Business Center - Building 3760 mortgage loan has a springing Monthly TI/LC Reserve ($) of $2,000 if the TI/LC Reserve balance is less than $300,000.

24w   Chase Manhattan Centre mortgage loan has a springing Monthly TI/LC Reserve
      ($) of an additional $100,000 if the Chase lease is not extended on or before February 1, 2007 and an additional $83,333 if the MNAT lease is not extended on or before October 1, 2012.

24x   The Courtyard on Wilshire mortgage loan has a Monthly TI/LC Reserve ($) of
      $37,500 capped at $450,000 until January 1, 2007 or the date the property is 80% leased. Thereafter, the monthly reserve is $7,175 capped at
      $200,000.

24y   Osco Plaza mortgage loan has a springing Monthly TI/LC Reserve ($) upon the occurrence of a co-tenancy event; amount is equal to the difference between $150,000 and the current balance of TI/LC Reserve.

24z   Inducon Portfolio mortgage loan has a Monthly TI/LC Reserve ($) of $18,055 for the first 18 months and $9,327 thereafter.

24aa  Mondo Building mortgage loan has a springing Monthly TI/LC Reserve ($) of
      $1,407 beginning on the December 8, 2009.

24ab  Green Valley Technical Plaza mortgage loan has a springing Monthly TI/LC
      Reserve ($) during a cash management period.

24ac  Laurel Village Shopping Center mortgage loan has a springing Monthly TI/LC
      Reserve ($) of $7,647 if First Republic does not satisfy the replacement tenant criteria or renewal criteria by January 8, 2012.

24ad  For Westchester Neighborhood School mortgage loan, in the fifth year of the tenant's lease term, the Letter of Credit for Upfront TI/LC Reserve
      ($) begins to "burn off". Commencing on the monthly payment date that the balance of the LOC falls below $500,000 and continuing on each Monthly
      Payment Date thereafter until the aggregate amount of the LOC and the deposits then available in the TI/LC Escrow Account equals or exceeds the
      Minimum Escrow Balance, borrower shall pay Lender an amount equal to the
      Monthly Burnoff, which sum shall be deposited by lender into the Escrow
      Account. The borrower may post Replacement Letters of Credit in lieu of the Burnoff Replacement Deposit.

24ae  Oak Brook International Office Center mortgage loan has a springing
      Monthly TI/LC Reserve ($) in the amount of the Stanford Termination
      Payment which occurs during a lockbox trigger event. Borrower may supply a
      Letter of Credit in the amount of $1,000,000 in lieu of the Monthly TI/LC
      Reserve ($).

25a   The Monthly RE Tax Reserve ($) and the Monthly Insurance Reserve ($) for
      the Glendale Galleria mortgage loan of (a) one-twelfth (1/12) of the
      Taxes, and (b) one-twelfth (1/12) of the Insurance Premiums will commence upon the occurrence and during the continuance of a Trigger Event.

25b   The Monthly RE Tax Reserve ($) for the U-Haul(C) Self Storage Portfolio V,
      VI and VII mortgage loans will be collected monthly until, when combined with the Upfront RE Tax Reserve ($), the balance in the RE Tax reserve totals $712,754 (6 months worth of collections). Should the reserve fall below this level, than monthly collections will commence until such time as the RE Tax reserve is replenished.

25c   Oak Brook International Office Center mortgage loan has a springing
      Monthly RE Tax Reserve ($) in the amount of 1/12 of the next 12 months taxes upon an event of default or if taxes for the property have not been paid.

25d   Valencia Town Center Plaza mortgage loan has a springing Monthly RE Tax
      Reserve ($) in the amount of 1/12 of the next 12 months taxes upon an event of default or if taxes for the property have not been paid.

26a   The Monthly Insurance Reserve ($) for the U-Haul(C) Self Storage Portfolio
      V, VI and VII mortgage loans will be collected monthly until, when combined with the Upfront Insurance Reserve ($), the balance in the
      Insurance reserve totals $23,595 (3 months worth of collections). Should the reserve fall below this level, than monthly collections will commence until such time as the Insurance reserve is replenished.

26b   Oak Brook International Office Center mortgage loan has a springing
      Monthly Insurance Reserve ($) in the amount of 1/12 of the insurance premium upon an event of default or if the property is not insured.

26c   Valencia Town Center Plaza mortgage loan has a springing Monthly Insurance
      Reserve ($) in the amount of 1/12 of the insurance premium upon an event of default or if the property is not insured.

27a   The Monthly Other Reserve ($) for the Marriott Racine mortgage loan is an
      $11,891 Monthly Debt Service Reserve that will commence on February 1,
      2006.

27b      Inverness Heights Shopping Center mortgage loan has two springing
         Monthly Other Reserves ($) of $25,000 and $17,750. If TJX Companies,
         Inc. does not exercise its lease extension option on or before October
         31, 2013, and continuing until such time as such deposits equal in the aggregate $150,000, monthly reserve of $25,000 will be collected. If
         A.C. Moore Arts & Crafts, Inc. does not exercise its lease extension option on or before September 30, 2013, and continuing until such time as such deposits equal in the aggregate $106,530 monthly reserve of
         $17,750 will be collected.

27c   The Monthly Other Reserve ($) for the Hampton Inn - Florida Mall mortgage loan is a springing Debt Service Reserve ($) of $10,000 triggered if DSCR is less than 1.30x; such reserve is capped at $800,000.

27d   Pecos Pebble Office Park mortgage loan has a springing Monthly Other
      Reserve ($) called Monthly Debt Service Reserve in the amount of $41,447 with a cap of $250,002 which occurs 6 months prior to the termination date of an expiring lease.

27e   Mainplace Merced mortgage loan has a springing Monthly Other Reserve ($)
      called Wallace Theatre Cash Reserve in the amount of all monthly excess cash flows which occurs if gross calendar year sales from the Wallace
      Theatre decline at any time during the term of the loan below $1,950,000.

27f   Signature Pavilion mortgage loan has a springing Monthly Other Reserve ($)
      called Signature Theater Reserve in the amount of $7,356, or, in lieu of the monthly installments, borrower may provide a Letter of Credit in an amount equal to $880,000 which occurs if the Signature Theatres' occupancy cost is greater than or equal to 0.30.

27g   Mondo Building mortgage loan has a springing Monthly Other Reserve ($)
      called Annual Verizon Reserve of $14,886 to be deposited on the date of
      January 2 of each calender year. $3,722 of the Verizon Reserve will be held as additional collateral for the term of the loan.

27h   Mondo Building mortgage loan has a springing Monthly Other Reserve ($)
      called Monthly Cash Flow Sweep Reserve in the amount of all monthly excess cash flows which occurs if (a) 3 months prior to the ARD Date, (b) the occurrence of an event of default, (c) 10 days after either County Bank or
      The Regents of the University of California gives notice to vacate, goes dark, files for bankruptcy, becomes insolvent or makes an assignment for the benefit of creditors, or a Lease Expiration Trigger Event, or (d) 1 year prior to the expiration of the County Bank lease or The Regents of the University of California, whichever is earlier. The springing Monthly
      Cash Flow Sweep Reserve ($) for Mondo Building mortgage loan is to be capped at $22.30 per square foot of the vacated premises.

27i   Sundance Self Storage mortgage loan has a springing Monthly Other Reserve
      ($) called Cash Sweep Reserve of all net excess cash flow which occurs if the DSCR is less than 1.15x.

27j   120 Bloomingdale mortgage loan has a springing Monthly Other Reserve ($)
      called Additional Reserve Account paid in a single payment in the amount of 50% of the net sale (at least $750,000 capped at $1,500,000) of the
      Lower Deck Parcel which occurs upon the release of the Lower Deck Parcel.
      In connection with the Additional Reserve Account, if borrower has not deposited $1,500,000 into the Additional Reserve Account by January 1,
      2007 or lender has not received an acceptable Letter of Credit, then all sums held may only be used by borrower for tenant improvement and leasing costs for the New York Lease Space.

28    47 Louise Street mortgage loan is Owner Occupied.

29    Louisiana Boardwalk mortgage loan has a springing Letter of Credit called
      Debt Service Letter of Credit in an amount which when subtracted from the principal indebtedness would result in a minimum DSCR of 1.20x, which springs if DSCR is less than or equal to 1.20x or stressed DSCR is less than or equal to .85x.

30    625 Broadway and 909 Prospect mortgage loan has a springing Letter of
      Credit called Parking Garage Expansion Letter of Credit in the amount equal to the total cost of construction which occurs upon approval of plans and budget for construction.

31    Blue Cross Building mortgage loan has a springing Letter of Credit in the amount of of $3,610,000 which occurs if 2 years before the maturity date
      Blue Cross Blue Shield has not renewed its lease for at least 5 years beyond the maturity date.

32    Meidinger Tower mortgage loan has a springing Letter of Credit called
      Mercer Letter of Credit in the amount of $600,000 which occurs 12 months prior to the Mercer Lease expiration if the term of the Mercere Lease has not been extended through at least July 31, 2017.

33a   Green Valley Technical Plaza mortgage loan has a springing Letter of
      Credit in the amount of $25 per square foot, posted by the successor borrower, which occurs in the event of an assumption of the loan.

33b   Green Valley Technical Plaza mortgage loan has a springing Letter of
      Credit in the amount of $1,364,429 (or lender has swept excess cash flow totaling $1,364,429) which shall occur 18 months prior to the lease expiration if SCIF does not renew their lease.

                              ANNEX A-2 (ALL LOANS)

LOAN SELLERS

                                                                     AGGREGATE CUT-OFF     % OF INITIAL      WTD. AVG.
                                                      NUMBER OF        DATE PRINCIPAL     MORTGAGE POOL    MORTGAGE RATE
MORTGAGE LOAN SELLER                               MORTGAGE LOANS         BALANCE            BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Mortgage Lending, Inc.                     80            1,698,905,865           55.3            5.2832
Countrywide Commercial Real Estate Finance, Inc.         68            1,053,585,134           34.3            5.3066
KeyBank National Association                             20              221,247,029            7.2            5.2433
IXIS Real Estate Capital Inc.                             1              100,000,000            3.3            4.9900
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 169           $3,073,738,028          100.0%           5.2788%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      WTD. AVG.
  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
       (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------

         108             1.55           69.1                    61.8
         112             1.38           72.5                    62.6
         109             1.41           72.0                    64.7
          59             6.16           30.1                    30.1
--------------------------------------------------------------------------------
         108             1.63x          69.2%                   61.3%
--------------------------------------------------------------------------------

PROPERTY TYPES

---------------------------------------------------------------------------------------------------------------------------

                                                      NUMBER OF      AGGREGATE CUT-OFF     % OF INITIAL      WTD. AVG.
                                                   MORTGAGED REAL      DATE PRINCIPAL     MORTGAGE POOL    MORTGAGE RATE
PROPERTY TYPE                                        PROPERTIES           BALANCE            BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------

Retail                                                  103           1,333,053,838           43.4             5.1701
    Anchored                                             64           1,037,034,312           33.7             5.1284
    Unanchored                                           18             132,195,346            4.3             5.2799
    Shadow Anchored                                      14             122,067,145            4.0             5.3687
    Single Tenant                                         7              41,757,034            1.4             5.2783
Office                                                   49             748,148,551           24.3             5.2981
Hospitality                                              41             308,686,892           10.0             5.5551
Multifamily                                              21             243,733,673            7.9             5.2052
Industrial                                               13             152,257,517            5.0             5.6218
Other                                                     1             100,000,000            3.3             4.9900
Self Storage                                             62              99,072,814            3.2             5.6091
Mixed Use                                                 8              73,784,743            2.4             5.3661
Manufactured Housing                                      1              15,000,000            0.5             5.3200
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 299          $3,073,738,028          100.0%            5.2788%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      WTD. AVG.
  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
       (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------

         110             1.48           70.7                    64.0
         108             1.53           70.1                    64.4
         116             1.36           70.8                    60.6
         115             1.27           73.9                    64.9
         117             1.34           73.7                    61.4
         108             1.38           72.0                    62.8
         103             1.57           70.8                    60.9
         113             1.75           65.9                    58.5
         116             1.40           71.2                    60.4
          59             6.16           30.1                    30.1
         109             1.45           71.5                    56.8
         118             1.37           65.4                    55.4
         117             1.40           70.1                    70.1
--------------------------------------------------------------------------------
         108             1.63x          69.2%                   61.3%
--------------------------------------------------------------------------------

                              ANNEX A-2 (ALL LOANS)

PROPERTY LOCATIONS

---------------------------------------------------------------------------------------------------------------------------

                                                      NUMBER OF      AGGREGATE CUT-OFF     % OF INITIAL      WTD. AVG.
                                                   MORTGAGED REAL      DATE PRINCIPAL     MORTGAGE POOL    MORTGAGE RATE
STATE                                                PROPERTIES           BALANCE            BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------

California                                               53             635,680,367           20.7             5.1411
    Southern                                             37             506,921,155           16.5             5.0876
    Northern                                             16             128,759,211            4.2             5.3518
Texas                                                    34             235,805,324            7.7             5.4411
New York                                                 17             224,838,254            7.3             5.3819
Florida                                                  18             186,818,379            6.1             5.3775
Virginia                                                  9             181,623,708            5.9             5.1016
Louisiana                                                 7             169,641,669            5.5             5.2359
North Carolina                                            8             153,216,078            5.0             5.0515
Arizona                                                  10             120,898,870            3.9             5.2469
Georgia                                                  19             105,724,161            3.4             5.2676
Delaware                                                  2             103,674,503            3.4             5.3375
Nevada                                                    6              89,141,979            2.9             5.2121
New Jersey                                                9              81,950,903            2.7             5.1975
Colorado                                                  4              66,070,000            2.1             5.2115
Minnesota                                                 5              62,613,119            2.0             5.3644
Washington                                                5              51,640,052            1.7             5.3501
Oregon                                                    3              45,030,189            1.5             5.1150
Connecticut                                               9              44,889,141            1.5             5.2204
Michigan                                                  6              43,778,228            1.4             5.5362
Kentucky                                                  4              41,208,712            1.3             5.4734
Pennsylvania                                              7              38,677,861            1.3             5.3930
Indiana                                                   6              36,894,126            1.2             5.1793
Utah                                                      3              36,438,092            1.2             5.2860
Missouri                                                  5              32,813,388            1.1             5.6752
Ohio                                                      5              32,351,782            1.1             5.5204
Wisconsin                                                 3              32,150,627            1.0             5.4813
Maryland                                                  4              31,906,593            1.0             5.9094
Illinois                                                  2              31,337,963            1.0             5.3341
Kansas                                                    4              24,674,695            0.8             5.1936
Alabama                                                   6              23,196,394            0.8             5.5659
Tennessee                                                 6              22,857,920            0.7             5.3571
Massachusetts                                             6              21,352,392            0.7             5.5405
South Carolina                                            3              16,370,271            0.5             5.5628
Rhode Island                                              1              15,453,306            0.5             5.7090
West Virginia                                             2              13,358,816            0.4             5.1580
New Mexico                                                1               4,990,000            0.2             5.6430
Arkansas                                                  1               3,873,047            0.1             6.5770
Oklahoma                                                  1               3,722,685            0.1             5.3800
Mississippi                                               1               2,922,509            0.1             5.1500
Iowa                                                      1               2,140,046            0.1             5.3800
New Hampshire                                             1               1,055,232            0.0             5.6820
Idaho                                                     1                 621,540            0.0             5.6820
Nebraska                                                  1                 335,108            0.0             5.6820
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 299          $3,073,738,028          100.0%            5.2788%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      WTD. AVG.
  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
       (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------

         108             1.50           63.5                    55.3
         106             1.53           62.2                    54.3
         114             1.38           68.8                    58.8
          96             1.53           69.1                    60.2
         111             1.50           68.4                    60.4
         111             1.54           73.4                    65.9
         101             1.31           72.5                    64.6
         115             1.27           78.3                    69.3
          79             4.59           44.8                    42.6
         112             1.31           73.9                    65.2
         112             1.46           73.7                    66.1
         118             1.27           79.1                    65.5
         116             1.47           74.2                    68.2
         114             2.16           62.4                    54.0
         117             1.46           73.6                    70.7
         118             1.39           76.1                    64.4
         117             1.30           71.4                    62.5
         117             1.63           70.9                    66.5
         117             1.46           61.1                    47.5
          98             1.66           70.6                    65.1
         107             1.45           73.8                    66.7
         117             1.54           74.3                    64.1
         111             1.48           76.7                    67.5
         117             1.56           76.6                    72.9
         119             1.33           76.0                    64.3
         118             1.34           74.5                    62.3
         109             1.51           71.8                    67.1
          86             1.61           65.9                    58.2
          83             1.91           69.5                    68.1
         116             1.41           77.5                    68.6
         113             1.16           78.1                    67.9
         117             1.64           73.4                    64.3
         117             1.31           75.2                    63.9
         104             1.61           72.1                    68.7
         117             1.30           76.7                    64.6
          95             1.82           72.8                    72.8
         119             1.26           64.8                    57.0
          43             1.79           57.0                    53.0
         117             1.60           72.1                    54.9
          81             1.83           73.1                    73.1
         117             1.60           72.1                    54.9
         115             1.47           71.3                    55.0
         115             1.45           76.7                    59.2
         115             1.47           71.3                    55.0
--------------------------------------------------------------------------------
         108             1.63x          69.2%                   61.3%
--------------------------------------------------------------------------------

                              ANNEX A-2 (ALL LOANS)

CUT-OFF DATE PRINCIPAL BALANCES OF MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------------------

                                                                     AGGREGATE CUT-OFF     % OF INITIAL      WTD. AVG.
                                                      NUMBER OF        DATE PRINCIPAL     MORTGAGE POOL    MORTGAGE RATE
RANGE OF CUT-OFF DATE BALANCES ($)                 MORTGAGE LOANS         BALANCE            BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------

    299,242 -   2,999,999                                19              41,197,592            1.3             5.4729
  3,000,000 -   3,999,999                                 9              31,468,940            1.0             5.3079
  4,000,000 -   4,999,999                                20              91,173,370            3.0             5.4182
  5,000,000 -   5,999,999                                11              60,065,441            2.0             5.5478
  6,000,000 -   6,999,999                                16             103,150,863            3.4             5.2802
  7,000,000 -   7,999,999                                 6              43,122,141            1.4             5.3062
  8,000,000 -   9,999,999                                10              88,125,374            2.9             5.4160
 10,000,000 -  12,999,999                                15             168,454,859            5.5             5.3695
 13,000,000 -  19,999,999                                22             352,284,896           11.5             5.4181
 20,000,000 -  49,999,999                                28             783,509,252           25.5             5.3050
 50,000,000 -  99,999,999                                 8             561,070,789           18.3             5.3512
100,000,000 - 208,000,000                                 5             750,114,512           24.4             5.0433
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  169         $3,073,738,028          100.0%            5.2788%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      WTD. AVG.
  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
       (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------

         114             1.39           68.3                    56.9
         110             1.44           69.2                    59.3
         112             1.30           72.4                    62.4
         117             1.52           68.2                    57.6
         118             1.50           67.1                    54.2
         118             1.41           73.3                    62.5
         118             1.37           72.4                    59.4
         115             1.33           73.9                    62.9
         116             1.32           73.3                    63.8
         116             1.51           70.1                    61.7
          91             1.46           71.8                    64.3
         102             2.24           62.9                    58.6
--------------------------------------------------------------------------------
         108             1.63x          69.2%                   61.3%
--------------------------------------------------------------------------------

Minimum: $299,242
Maximum: $208,000,000
Average: $18,187,799

MORTGAGE RATES

---------------------------------------------------------------------------------------------------------------------------

                                                                     AGGREGATE CUT-OFF     % OF INITIAL      WTD. AVG.
                                                      NUMBER OF        DATE PRINCIPAL     MORTGAGE POOL    MORTGAGE RATE
RANGE OF MORTGAGE RATES (%)                        MORTGAGE LOANS         BALANCE            BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------

4.6250 - 4.7499                                           2             173,624,512            5.6             4.6468
4.7500 - 4.9999                                           8             266,540,302            8.7             4.9608
5.0000 - 5.2499                                          55           1,264,569,372           41.1             5.1524
5.2500 - 5.4999                                          54             833,385,870           27.1             5.3767
5.5000 - 5.5999                                          15             157,554,317            5.1             5.5357
5.6000 - 5.6999                                          17             187,133,165            6.1             5.6521
5.7000 - 5.7499                                           2              28,953,306            0.9             5.7160
5.7500 - 5.9999                                          10              51,013,685            1.7             5.8528
6.0000 - 6.2499                                           3              54,664,434            1.8             6.1610
6.2500 - 6.5770                                           3              56,299,065            1.8             6.5626
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 169          $3,073,738,028          100.0%            5.2788%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      WTD. AVG.
  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
       (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------

          86             2.17           42.0                    37.3
          87             3.15           53.8                    49.6
         113             1.49           73.0                    66.6
         112             1.38           73.4                    63.0
         114             1.30           73.9                    63.4
         113             1.43           70.9                    58.0
         116             1.21           75.0                    63.8
         119             1.36           70.1                    57.8
         120             1.66           69.1                    59.6
          47             1.79           57.2                    52.8
--------------------------------------------------------------------------------
         108             1.63x          69.2%                   61.3%
--------------------------------------------------------------------------------

Minimum: 4.6250%
Maximum: 6.5770%
Weighted Average: 5.2788%

                              ANNEX A-2 (ALL LOANS)

DEBT SERVICE COVERAGE RATIOS

---------------------------------------------------------------------------------------------------------------------------

                                                                     AGGREGATE CUT-OFF     % OF INITIAL      WTD. AVG.
                                                      NUMBER OF        DATE PRINCIPAL     MORTGAGE POOL    MORTGAGE RATE
RANGE OF DSCRS (X)                                 MORTGAGE LOANS         BALANCE            BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------

1.08 - 1.19*                                              2              31,700,000            1.0             5.6149
1.20 - 1.24                                              23             313,797,613           10.2             5.2842
1.25 - 1.29                                              36             665,124,091           21.6             5.2234
1.30 - 1.34                                              25             278,835,443            9.1             5.4188
1.35 - 1.39                                              16             247,924,687            8.1             5.3009
1.40 - 1.44                                              11              97,856,323            3.2             5.3749
1.45 - 1.49                                              18             185,199,145            6.0             5.6918
1.50 - 1.59                                              16             400,288,131           13.0             5.2748
1.60 - 1.99                                              16             714,225,967           23.2             5.1882
2.00 - 3.49                                               4              18,786,628            0.6             5.4068
3.50 - 6.16                                               2             120,000,000            3.9             4.9292
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 169          $3,073,738,028          100.0%            5.2788%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      WTD. AVG.
  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
       (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------

         113             1.09           76.5                    67.4
         118             1.21           76.2                    65.7
         113             1.26           75.4                    66.0
         116             1.32           74.4                    63.5
          92             1.37           69.7                    61.4
         117             1.41           68.6                    59.2
         116             1.46           70.9                    57.2
         120             1.53           70.1                    61.5
          97             1.79           64.3                    61.0
         137             2.46           48.7                    33.4
          69             5.89           29.1                    29.1
--------------------------------------------------------------------------------
         108             1.63x          69.2%                   61.3%
--------------------------------------------------------------------------------

Minimum: 1.08x
Maximum: 6.16x
Weighted Average: 1.63x

*Consists of 2 mortgage loans (loan numbers 45 and 61) which are cross collateralized and cross defaulted with 2 other mortgage loans (loan numbers 33 and 68, respectivly) as exhibited in Annex A. When combined the Wtd. Avg. DSCR equals 1.20x and 1.30x, respectively.

CUT-OFF DATE LOAN-TO-VALUE RATIOS

---------------------------------------------------------------------------------------------------------------------------

                                                                     AGGREGATE CUT-OFF     % OF INITIAL      WTD. AVG.
                                                      NUMBER OF        DATE PRINCIPAL     MORTGAGE POOL    MORTGAGE RATE
RANGE OF CUT-OFF DATE LTV RATIOS (%)               MORTGAGE LOANS         BALANCE            BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------

19.3 - 24.9                                               2              20,299,242            0.7             4.6516
25.0 - 49.9                                               5             267,661,899            8.7             4.8273
50.0 - 59.9                                              16             245,737,685            8.0             5.5509
60.0 - 64.9                                              14             100,003,968            3.3             5.3089
65.0 - 69.9                                              24             280,198,836            9.1             5.2243
70.0 - 74.9                                              44             968,814,152           31.5             5.3529
75.0 - 79.9                                              56           1,094,182,246           35.6             5.2935
80.0 - 80.0                                               8              96,840,000            3.2             5.1874
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 169          $3,073,738,028          100.0%            5.2788%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      WTD. AVG.
  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
       (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------

         116             4.49           24.0                    24.0
          76             3.50           38.7                    34.6
         103             1.57           55.5                    47.1
         113             1.49           63.8                    55.5
         105             1.41           67.8                    59.6
         107             1.53           72.6                    66.3
         117             1.33           77.6                    67.2
         118             1.25           80.0                    71.4
--------------------------------------------------------------------------------
         108             1.63x          69.2%                   61.3%
--------------------------------------------------------------------------------

Minimum: 19.3%
Maximum: 80.0%
Weighted Average: 69.2%

                              ANNEX A-2 (ALL LOANS)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS

---------------------------------------------------------------------------------------------------------------------------

                                                                     AGGREGATE CUT-OFF     % OF INITIAL      WTD. AVG.
                                                      NUMBER OF        DATE PRINCIPAL     MORTGAGE POOL    MORTGAGE RATE
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)       MORTGAGE LOANS         BALANCE            BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------

 0.4 - 24.9                                               3              26,608,984             0.9            4.7639
25.0 - 49.9                                              18             396,267,794            12.9            5.0130
50.0 - 54.9                                              17             243,927,955             7.9            5.5798
55.0 - 59.9                                              29             297,464,762             9.7            5.3958
60.0 - 62.4                                              20             242,987,667             7.9            5.3138
62.5 - 64.9                                              24             383,606,266            12.5            5.4037
65.0 - 67.4                                              19             274,253,806             8.9            5.2987
67.5 - 69.9                                              18             431,075,794            14.0            5.3225
70.0 - 79.1                                              21             777,545,000            25.3            5.1889
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  169         $3,073,738,028           100.0%           5.2788%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      WTD. AVG.
  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
       (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------

         130             3.90           27.1                    18.4
          94             2.85           45.0                    37.6
          94             1.57           61.9                    52.7
         115             1.41           69.7                    57.3
         117             1.28           72.6                    61.6
         111             1.33           73.0                    63.6
         114             1.31           78.0                    66.3
         102             1.43           75.4                    68.4
         112             1.52           75.6                    72.0
--------------------------------------------------------------------------------
         108             1.63x          69.2%                   61.3%
--------------------------------------------------------------------------------

Minimum: 0.4%
Maximum: 79.1%
Weighted Average: 61.3%

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

---------------------------------------------------------------------------------------------------------------------------

                                                                     AGGREGATE CUT-OFF     % OF INITIAL      WTD. AVG.
                                                      NUMBER OF        DATE PRINCIPAL     MORTGAGE POOL    MORTGAGE RATE
RANGE OF REMAINING TERMS TO MATURITY (MOS.)        MORTGAGE LOANS         BALANCE            BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------

 43 -  84                                                16             676,959,220           22.0             5.1569
 85 - 119                                               149           2,301,329,994           74.9             5.2920
120 - 181                                                 4              95,448,813            3.1             5.8258
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 169          $3,073,738,028          100.0%            5.2788%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      WTD. AVG.
  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
       (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------

          72             2.31           56.6                    53.5
         117             1.44           73.2                    64.1
         144             1.52           62.5                    47.5
--------------------------------------------------------------------------------
         108             1.63x          69.2%                   61.3%
--------------------------------------------------------------------------------

Minimum: 43 mos.
Maximum: 181 mos.
Weighted Average: 108 mos.

                              ANNEX A-2 (ALL LOANS)

ORIGINAL AMORTIZATION TERMS

---------------------------------------------------------------------------------------------------------------------------

                                                                     AGGREGATE CUT-OFF     % OF INITIAL      WTD. AVG.
                                                      NUMBER OF        DATE PRINCIPAL     MORTGAGE POOL    MORTGAGE RATE
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)        MORTGAGE LOANS         BALANCE            BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------

Interest Only                                            12             602,700,000            19.6            5.1180
180 - 299                                                 6              93,409,027             3.0            6.0790
300 - 329                                                20             395,390,817            12.9            5.4338
330 - 360                                               131           1,982,238,184            64.5            5.2591
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 169          $3,073,738,028           100.0%           5.2788%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      WTD. AVG.
  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
       (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------

          99             2.59           63.0                    63.0
          78             1.65           59.2                    46.5
         121             1.54           71.6                    58.1
         109             1.36           71.1                    62.0
--------------------------------------------------------------------------------
         108             1.63x          69.2%                   61.3%
--------------------------------------------------------------------------------

Minimum: 180 mos.
Maximum: 360 mos.
Weighted Average: 346 mos.

ESCROWS

------------------------------------------------------------------------------------------------------------------------------------
ESCROW TYPE                                        NUMBER OF MORTGAGE LOANS                AGGREGAGE CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

TI/LC Reserves                                                70                                           1,090,356,832
Real Estate Tax                                              143                                           2,476,252,769
Insurance                                                    117                                           2,001,616,358
Replacement Reserves                                         134                                           2,282,382,819

------------------------------------------------------------
                   % OF INITIAL MORTGAGE POOL BALANCE
------------------------------------------------------------

                                  45.3
                                  80.6
                                  65.1
                                  74.3

LOCKBOX TYPES

------------------------------------------------------------------------------------------------------------------------------------
LOCKBOX TYPE                                       NUMBER OF MORTGAGE LOANS                AGGREGAGE CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

Hard                                                          62                                           1,922,201,261
Soft                                                          10                                             177,635,870

------------------------------------------------------------
                   % OF INITIAL MORTGAGE POOL BALANCE
------------------------------------------------------------

                                  62.5
                                   5.8

CASH MANAGEMENT TYPES

------------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT TYPE                               NUMBER OF MORTGAGE LOANS                AGGREGAGE CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

Springing                                                     54                                           1,593,727,714
In place                                                      18                                             506,109,417

------------------------------------------------------------
                   % OF INITIAL MORTGAGE POOL BALANCE
------------------------------------------------------------

                                  51.8
                                  16.5

                            ANNEX A-2 (LOAN GROUP 1)

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------

                                                                        AGGREGATE CUT-OFF        % OF INITIAL       WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
MORTGAGE LOAN SELLER                               MORTGAGE LOANS    BALANCE OF LOAN GROUP 1        BALANCE            (%)
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Mortgage Lending, Inc.                     75               1,646,013,277              56.1             5.2803
Countrywide Commercial Real Estate Finance, Inc.         63               1,027,539,637              35.0             5.3079
KeyBank National Association                             17                 159,247,029               5.4             5.2796
IXIS Real Estate Capital Inc.                             1                 100,000,000               3.4             4.9900
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 156              $2,932,799,943             100.0%            5.2800%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO    WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR       DATE LTV RATIO      DATE OR ARD LTV RATIO
MORTGAGE LOAN SELLER                                    (MOS.)             (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Mortgage Lending, Inc.                      107             1.55            68.9                   61.7
Countrywide Commercial Real Estate Finance, Inc.          112             1.39            72.5                   62.6
KeyBank National Association                              106             1.34            70.3                   60.5
IXIS Real Estate Capital Inc.                             59              6.16            30.1                   30.1
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   107             1.64x           68.9%                  60.9%
---------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------

                                                      NUMBER OF         AGGREGATE CUT-OFF        % OF INITIAL       WTD. AVG.
                                                   MORTGAGED REAL         DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
PROPERTY TYPE                                        PROPERTIES      BALANCE OF LOAN GROUP 1        BALANCE            (%)
------------------------------------------------------------------------------------------------------------------------------------

Retail                                                  103              1,333,053,838               45.5             5.1701
    Anchored                                             64              1,037,034,312               35.4             5.1284
    Unanchored                                           18                132,195,346                4.5             5.2799
    Shadow Anchored                                      14                122,067,145                4.2             5.3687
    Single Tenant                                         7                 41,757,034                1.4             5.2783
Office                                                   49                748,148,551               25.5             5.2981
Hospitality                                              41                308,686,892               10.5             5.5551
Industrial                                               13                152,257,517                5.2             5.6218
Multifamily                                               8                102,795,588                3.5             5.1382
Other                                                     1                100,000,000                3.4             4.9900
Self Storage                                             62                 99,072,814                3.4             5.6091
Mixed Use                                                 8                 73,784,743                2.5             5.3661
Manufactured Housing                                      1                 15,000,000                0.5             5.3200
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 286             $2,932,799,943              100.0%            5.2800%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO    WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR       DATE LTV RATIO      DATE OR ARD LTV RATIO
PROPERTY TYPE                                           (MOS.)             (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

Retail                                                    110             1.48            70.7                   64.0
    Anchored                                              108             1.53            70.1                   64.4
    Unanchored                                            116             1.36            70.8                   60.6
    Shadow Anchored                                       115             1.27            73.9                   64.9
    Single Tenant                                         117             1.34            73.7                   61.4
Office                                                    108             1.38            72.0                   62.8
Hospitality                                               103             1.57            70.8                   60.9
Industrial                                                116             1.40            71.2                   60.4
Multifamily                                               106             2.13            53.2                   44.3
Other                                                      59             6.16            30.1                   30.1
Self Storage                                              109             1.45            71.5                   56.8
Mixed Use                                                 118             1.37            65.4                   55.4
Manufactured Housing                                      117             1.40            70.1                   70.1
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   107             1.64x           68.9%                  60.9%
---------------------------------------------------------------------------------------------------------------------------------

                            ANNEX A-2 (LOAN GROUP 1)

PROPERTY LOCATIONS

------------------------------------------------------------------------------------------------------------------------------------

                                                      NUMBER OF         AGGREGATE CUT-OFF        % OF INITIAL       WTD. AVG.
                                                   MORTGAGED REAL         DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
STATE                                                PROPERTIES      BALANCE OF LOAN GROUP 1        BALANCE            (%)
------------------------------------------------------------------------------------------------------------------------------------

California                                               53                635,680,367               21.7             5.1411
    Southern                                             37                506,921,155               17.3             5.0876
    Northern                                             16                128,759,211                4.4             5.3518
Texas                                                    34                235,805,324                8.0             5.4411
New York                                                 17                224,838,254                7.7             5.3819
Florida                                                  18                186,818,379                6.4             5.3775
Virginia                                                  9                181,623,708                6.2             5.1016
Louisiana                                                 7                169,641,669                5.8             5.2359
North Carolina                                            7                146,516,078                5.0             5.0539
Arizona                                                   8                114,423,870                3.9             5.2387
Delaware                                                  2                103,674,503                3.5             5.3375
Georgia                                                  17                 92,533,560                3.2             5.2670
Nevada                                                    6                 89,141,979                3.0             5.2121
New Jersey                                                8                 77,460,407                2.6             5.1892
Colorado                                                  4                 66,070,000                2.3             5.2115
Minnesota                                                 5                 62,613,119                2.1             5.3644
Washington                                                5                 51,640,052                1.8             5.3501
Connecticut                                               9                 44,889,141                1.5             5.2204
Michigan                                                  6                 43,778,228                1.5             5.5362
Kentucky                                                  4                 41,208,712                1.4             5.4734
Pennsylvania                                              7                 38,677,861                1.3             5.3930
Ohio                                                      5                 32,351,782                1.1             5.5204
Wisconsin                                                 3                 32,150,627                1.1             5.4813
Maryland                                                  4                 31,906,593                1.1             5.9094
Illinois                                                  2                 31,337,963                1.1             5.3341
Alabama                                                   6                 23,196,394                0.8             5.5659
Tennessee                                                 6                 22,857,920                0.8             5.3571
Massachusetts                                             6                 21,352,392                0.7             5.5405
Indiana                                                   5                 20,650,183                0.7             5.2298
Utah                                                      2                 16,438,092                0.6             5.2081
South Carolina                                            3                 16,370,271                0.6             5.5628
Rhode Island                                              1                 15,453,306                0.5             5.7090
Kansas                                                    3                 13,794,695                0.5             5.2596
West Virginia                                             2                 13,358,816                0.5             5.1580
Oregon                                                    2                 10,030,189                0.3             5.5162
New Mexico                                                1                  4,990,000                0.2             5.6430
Missouri                                                  2                  4,855,344                0.2             5.8370
Arkansas                                                  1                  3,873,047                0.1             6.5770
Oklahoma                                                  1                  3,722,685                0.1             5.3800
Mississippi                                               1                  2,922,509                0.1             5.1500
Iowa                                                      1                  2,140,046                0.1             5.3800
New Hampshire                                             1                  1,055,232                0.0             5.6820
Idaho                                                     1                    621,540                0.0             5.6820
Nebraska                                                  1                    335,108                0.0             5.6820
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  286            $2,932,799,943              100.0%            5.2800%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO    WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR       DATE LTV RATIO      DATE OR ARD LTV RATIO
STATE                                                   (MOS.)             (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

California                                                108             1.50            63.5                   55.3
    Southern                                              106             1.53            62.2                   54.3
    Northern                                              114             1.38            68.8                   58.8
Texas                                                      96             1.53            69.1                   60.2
New York                                                  111             1.50            68.4                   60.4
Florida                                                   111             1.54            73.4                   65.9
Virginia                                                  101             1.31            72.5                   64.6
Louisiana                                                 115             1.27            78.3                   69.3
North Carolina                                             77             4.70            44.0                   41.7
Arizona                                                   112             1.32            74.2                   65.5
Delaware                                                  118             1.27            79.1                   65.5
Georgia                                                   111             1.49            73.4                   66.4
Nevada                                                    116             1.47            74.2                   68.2
New Jersey                                                114             2.21            62.7                   54.3
Colorado                                                  117             1.46            73.6                   70.7
Minnesota                                                 118             1.39            76.1                   64.4
Washington                                                117             1.30            71.4                   62.5
Connecticut                                               117             1.46            61.1                   47.5
Michigan                                                   98             1.66            70.6                   65.1
Kentucky                                                  107             1.45            73.8                   66.7
Pennsylvania                                              117             1.54            74.3                   64.1
Ohio                                                      118             1.34            74.5                   62.3
Wisconsin                                                 109             1.51            71.8                   67.1
Maryland                                                   86             1.61            65.9                   58.2
Illinois                                                   83             1.91            69.5                   68.1
Alabama                                                   113             1.16            78.1                   67.9
Tennessee                                                 117             1.64            73.4                   64.3
Massachusetts                                             117             1.31            75.2                   63.9
Indiana                                                   105             1.59            74.3                   68.7
Utah                                                      115             1.50            73.6                   65.3
South Carolina                                            104             1.61            72.1                   68.7
Rhode Island                                              117             1.30            76.7                   64.6
Kansas                                                    115             1.51            75.9                   67.0
West Virginia                                              95             1.82            72.8                   72.8
Oregon                                                    117             1.49            59.6                   39.4
New Mexico                                                119             1.26            64.8                   57.0
Missouri                                                  117             1.40            74.7                   61.4
Arkansas                                                   43             1.79            57.0                   53.0
Oklahoma                                                  117             1.60            72.1                   54.9
Mississippi                                                81             1.83            73.1                   73.1
Iowa                                                      117             1.60            72.1                   54.9
New Hampshire                                             115             1.47            71.3                   55.0
Idaho                                                     115             1.45            76.7                   59.2
Nebraska                                                  115             1.47            71.3                   55.0
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   107             1.64x           68.9%                  60.9%
---------------------------------------------------------------------------------------------------------------------------------

                            ANNEX A-2 (LOAN GROUP 1)

CUT-OFF DATE PRINCIPAL BALANCES OF MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------

                                                                        AGGREGATE CUT-OFF        % OF INITIAL       WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF CUT-OFF DATE BALANCES ($)                 MORTGAGE LOANS    BALANCE OF LOAN GROUP 1        BALANCE            (%)
------------------------------------------------------------------------------------------------------------------------------------

    299,242 -   2,999,999                                18                 39,072,592                1.3             5.4904
  3,000,000 -   3,999,999                                 8                 27,940,896                1.0             5.3278
  4,000,000 -   4,999,999                                17                 78,132,873                2.7             5.4229
  5,000,000 -   5,999,999                                11                 60,065,441                2.0             5.5478
  6,000,000 -   6,999,999                                15                 96,450,863                3.3             5.2996
  7,000,000 -   7,999,999                                 5                 36,122,141                1.2             5.3016
  8,000,000 -   9,999,999                                 9                 79,134,773                2.7             5.4350
 10,000,000 -  12,999,999                                14                157,574,859                5.4             5.3874
 13,000,000 -  19,999,999                                20                318,610,952               10.9             5.4085
 20,000,000 -  49,999,999                                26                728,509,252               24.8             5.3184
 50,000,000 -  99,999,999                                 8                561,070,789               19.1             5.3512
100,000,000 - 208,000,000                                 5                750,114,512               25.6             5.0433
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  156            $2,932,799,943              100.0%           5.2800%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: $299,242
Maximum: $208,000,000
Average: $18,800,000

---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO    WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR       DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF CUT-OFF DATE BALANCES ($)                      (MOS.)             (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

    299,242 -   2,999,999                                 114             1.40            68.3                   56.8
  3,000,000 -   3,999,999                                 109             1.44            67.9                   58.5
  4,000,000 -   4,999,999                                 111             1.31            73.1                   63.0
  5,000,000 -   5,999,999                                 117             1.52            68.2                   57.6
  6,000,000 -   6,999,999                                 119             1.46            67.3                   53.6
  7,000,000 -   7,999,999                                 118             1.44            72.0                   61.1
  8,000,000 -   9,999,999                                 118             1.39            72.3                   59.2
 10,000,000 -  12,999,999                                 114             1.33            73.5                   62.4
 13,000,000 -  19,999,999                                 115             1.32            72.9                   63.8
 20,000,000 -  49,999,999                                 116             1.50            69.6                   60.6
 50,000,000 -  99,999,999                                 91              1.46            71.8                   64.3
100,000,000 - 208,000,000                                 102             2.24            62.9                   58.6
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   107             1.64x           68.9%                  60.9%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: $299,242
Maximum: $208,000,000
Average: $18,800,000

MORTGAGE RATES

------------------------------------------------------------------------------------------------------------------------------------

                                                                        AGGREGATE CUT-OFF        % OF INITIAL       WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF MORTGAGE RATES (%)                        MORTGAGE LOANS    BALANCE OF LOAN GROUP 1        BALANCE            (%)
------------------------------------------------------------------------------------------------------------------------------------

4.6250 - 4.7499                                           2                173,624,512                5.9             4.6468
4.7500 - 4.9999                                           8                266,540,302                9.1             4.9608
5.0000 - 5.2499                                          48              1,181,101,783               40.3             5.1580
5.2500 - 5.4999                                          50                797,695,373               27.2             5.3783
5.5000 - 5.5999                                          14                153,204,317                5.2             5.5364
5.6000 - 5.6999                                          17                187,133,165                6.4             5.6521
5.7000 - 5.7499                                           2                 28,953,306                1.0             5.7160
5.7500 - 5.9999                                           9                 33,583,685                1.1             5.8413
6.0000 - 6.2499                                           3                 54,664,434                1.9             6.1610
6.2500 - 6.5770                                           3                 56,299,065                1.9             6.5626
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  156            $2,932,799,943              100.0%           5.2800%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.6250%
Maximum: 6.5770%
Weighted Average: 5.2800%

---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO    WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR       DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF MORTGAGE RATES (%)                             (MOS.)             (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

4.6250 - 4.7499                                            86             2.17            42.0                   37.3
4.7500 - 4.9999                                            87             3.15            53.8                   49.6
5.0000 - 5.2499                                           112             1.49            72.9                   66.4
5.2500 - 5.4999                                           112             1.38            73.3                   62.6
5.5000 - 5.5999                                           114             1.31            74.0                   63.5
5.6000 - 5.6999                                           113             1.43            70.9                   58.0
5.7000 - 5.7499                                           116             1.21            75.0                   63.8
5.7500 - 5.9999                                           118             1.37            68.0                   55.3
6.0000 - 6.2499                                           120             1.66            69.1                   59.6
6.2500 - 6.5770                                            47             1.79            57.2                   52.8
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   107             1.64x           68.9%                  60.9%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.6250%
Maximum: 6.5770%
Weighted Average: 5.2800%

                            ANNEX A-2 (LOAN GROUP 1)

DEBT SERVICE COVERAGE RATIOS

------------------------------------------------------------------------------------------------------------------------------------

                                                                        AGGREGATE CUT-OFF        % OF INITIAL       WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF DSCRS (X)                                 MORTGAGE LOANS    BALANCE OF LOAN GROUP 1        BALANCE            (%)
------------------------------------------------------------------------------------------------------------------------------------

1.08 - 1.19*                                              2                 31,700,000                1.1             5.6149
1.20 - 1.24                                              20                293,457,012               10.0             5.2808
1.25 - 1.29                                              34                652,119,091               22.2             5.2255
1.30 - 1.34                                              22                240,671,003                8.2             5.4078
1.35 - 1.39                                              15                243,724,687                8.3             5.3006
1.40 - 1.44                                              11                 97,856,323                3.3             5.3749
1.45 - 1.49                                              17                181,671,101                6.2             5.7023
1.50 - 1.59                                              16                400,288,131               13.6             5.2748
1.60 - 1.99                                              14                659,225,967               22.5             5.1933
2.00 - 3.49                                               3                 12,086,628                0.4             5.6323
3.50 - 6.16                                               2                120,000,000                4.1             4.9292
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  156              $2,932,799,943            100.0%           5.2800%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 1.08x
Maximum: 6.16x
Weighted Average: 1.64x

---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO    WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR       DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF DSCRS (X)                                      (MOS.)             (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

1.08 - 1.19*                                              113             1.09            76.5                   67.4
1.20 - 1.24                                               118             1.21            76.3                   65.9
1.25 - 1.29                                               113             1.26            75.4                   65.9
1.30 - 1.34                                               115             1.32            74.4                   63.7
1.35 - 1.39                                                92             1.37            69.6                   61.3
1.40 - 1.44                                               117             1.41            68.6                   59.2
1.45 - 1.49                                               116             1.46            70.8                   57.1
1.50 - 1.59                                               120             1.53            70.1                   61.5
1.60 - 1.99                                                95             1.80            63.3                   59.7
2.00 - 3.49                                               148             2.69            40.7                   16.9
3.50 - 6.16                                                69             5.89            29.1                   29.1
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   107             1.64x           68.9%                  60.9%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 1.08x
Maximum: 6.16x
Weighted Average: 1.64x

*Consists of 2 mortgage loans (loan numbers 45 and 61) which are cross collateralized and cross defaulted with 2 other mortgage loans (loan numbers 33 and 68, respectivly) as exhibited in Annex A. When combined the Wtd. Avg. DSCR equals 1.20x and 1.30x, respectively.

CUT-OFF DATE LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------------

                                                                        AGGREGATE CUT-OFF        % OF INITIAL       WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF CUT-OFF DATE LTV RATIOS (%)               MORTGAGE LOANS    BALANCE OF LOAN GROUP 1        BALANCE            (%)
------------------------------------------------------------------------------------------------------------------------------------

19.3 - 24.9                                               2                 20,299,242                0.7             4.6516
25.0 - 49.9                                               5                267,661,899                9.1             4.8273
50.0 - 59.9                                              15                241,247,188                8.2             5.5548
60.0 - 64.9                                              13                 93,303,968                3.2             5.3311
65.0 - 69.9                                              22                273,723,836                9.3             5.2203
70.0 - 74.9                                              41                907,393,551               30.9             5.3575
75.0 - 79.9                                              51              1,039,330,258               35.4             5.2975
80.0 - 80.0                                               7                 89,840,000                3.1             5.1762
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  156            $2,932,799,943              100.0%            5.2800%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 19.3%
Maximum: 80.0%
Weighted Average: 68.9%

---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO    WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR       DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF CUT-OFF DATE LTV RATIOS (%)                    (MOS.)             (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

19.3 - 24.9                                               116             4.49            24.0                   24.0
25.0 - 49.9                                                76             3.50            38.7                   34.6
50.0 - 59.9                                               102             1.57            55.5                   47.1
60.0 - 64.9                                               112             1.45            63.8                   54.9
65.0 - 69.9                                               104             1.42            67.8                   59.6
70.0 - 74.9                                               106             1.53            72.5                   66.2
75.0 - 79.9                                               117             1.32            77.5                   66.9
80.0 - 80.0                                               119             1.25            80.0                   71.5
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   107             1.64x           68.9%                  60.9%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 19.3%
Maximum: 80.0%
Weighted Average: 68.9%

                            ANNEX A-2 (LOAN GROUP 1)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------------

                                                                        AGGREGATE CUT-OFF        % OF INITIAL       WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)       MORTGAGE LOANS    BALANCE OF LOAN GROUP 1        BALANCE            (%)
------------------------------------------------------------------------------------------------------------------------------------

 0.4 - 24.9                                               3                 26,608,984                0.9             4.7639
25.0 - 49.9                                              17                391,777,297               13.4             5.0092
50.0 - 54.9                                              17                243,927,955                8.3             5.5798
55.0 - 59.9                                              28                295,339,762               10.1             5.3976
60.0 - 62.4                                              18                229,647,066                7.8             5.3127
62.5 - 64.9                                              22                359,476,266               12.3             5.3884
65.0 - 67.4                                              17                254,481,818                8.7             5.3125
67.5 - 69.9                                              16                419,875,794               14.3             5.3224
70.0 - 74.0                                              18                711,665,000               24.3             5.1949
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 156             $2,932,799,943              100.0%           5.2800%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 0.4%
Maximum: 74.0%
Weighted Average: 60.9%

---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO    WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR       DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)            (MOS.)             (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

 0.4 - 24.9                                               130             3.90            27.1                   18.4
25.0 - 49.9                                                93             2.86            44.9                   37.5
50.0 - 54.9                                                94             1.57            61.9                   52.7
55.0 - 59.9                                               115             1.41            69.7                   57.2
60.0 - 62.4                                               117             1.29            72.7                   61.7
62.5 - 64.9                                               110             1.32            73.2                   63.7
65.0 - 67.4                                               114             1.31            77.9                   66.3
67.5 - 69.9                                               102             1.44            75.3                   68.3
70.0 - 74.0                                               112             1.52            75.5                   71.7
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   107             1.64x           68.9%                  60.9%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 0.4%
Maximum: 74.0%
Weighted Average: 60.9%

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------

                                                                        AGGREGATE CUT-OFF        % OF INITIAL       WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF REMAINING TERMS TO MATURITY (MOS.)        MORTGAGE LOANS    BALANCE OF LOAN GROUP 1        BALANCE            (%)
------------------------------------------------------------------------------------------------------------------------------------

 43 -  84                                                 16                676,959,220               23.1             5.1569
 85 - 119                                                137              2,177,821,909               74.3             5.2991
120 - 181                                                  3                 78,018,813                2.7             5.8148
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  156             $2,932,799,943              100.0%            5.2800%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 43 mos.
Maximum: 181 mos.
Weighted Average: 107 mos.

---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO    WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR       DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF REMAINING TERMS TO MATURITY (MOS.)             (MOS.)             (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

 43 -  84                                                  72             2.31            56.6                   53.5
 85 - 119                                                 117             1.43            73.1                   63.8
120 - 181                                                 149             1.56            59.9                   44.1
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   107             1.64x           68.9%                  60.9%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 43 mos.
Maximum: 181 mos.
Weighted Average: 107 mos.

ORIGINAL AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------

                                                                        AGGREGATE CUT-OFF        % OF INITIAL       WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)        MORTGAGE LOANS    BALANCE OF LOAN GROUP 1        BALANCE            (%)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                                             9                541,000,000               18.4             5.1185
180 - 299                                                 6                 93,409,027                3.2             6.0790
300 - 329                                                20                395,390,817               13.5             5.4338
330 - 360                                                121             1,903,000,098               64.9             5.2548
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  156            $2,932,799,943              100.0%            5.2800%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 180 mos.
Maximum: 360 mos.
Weighted Average: 346 mos.

--------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO    WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR       DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)             (MOS.)             (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

Interest Only                                              97             2.69            61.7                   61.7
180 - 299                                                  78             1.65            59.2                   46.5
300 - 329                                                 121             1.54            71.6                   58.1
330 - 360                                                 109             1.36            70.9                   61.9
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   107             1.64x           68.9%                  60.9%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 180 mos.
Maximum: 360 mos.
Weighted Average: 346 mos.

                            ANNEX A-2 (LOAN GROUP 1)

ESCROWS

--------------------------------------------------------------------------------------------------------------------
ESCROW TYPE              NUMBER OF MORTGAGE LOANS      AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE OF LOAN GROUP 1
--------------------------------------------------------------------------------------------------------------------

TI/LC Reserves                      70                                         1,090,356,832
Real Estate Tax                    130                                         2,335,314,684
Insurance                          105                                         1,862,803,273
Replacement Reserves               122                                         2,148,444,733

--------------------------------------------------------------------
ESCROW TYPE              U% OF INITIAL MORTGAGE POOL BALANCE
--------------------------------------------------------------------
TI/LC Reserves                            45.3
Real Estate Tax                           79.6
Insurance                                 63.5
Replacement Reserves                      73.3

LOCKBOX TYPES

--------------------------------------------------------------------------------------------------------------------
LOCKBOX TYPE             NUMBER OF MORTGAGE LOANS      AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE OF LOAN GROUP 1
--------------------------------------------------------------------------------------------------------------------

Hard                                62                                         1,922,201,261
Soft                                 9                                           160,205,870

------------------------------------------------------------------
LOCKBOX TYPE             % OF INITIAL MORTGAGE POOL BALANCE
------------------------------------------------------------------

Hard                                    65.5
Soft                                     5.5

CASH MANAGEMENT TYPES

--------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT TYPE     NUMBER OF MORTGAGE LOANS      AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE OF LOAN GROUP 1
--------------------------------------------------------------------------------------------------------------------

Springing                           54                                         1,593,727,714
In place                            17                                           488,679,417

------------------------------------------------------------------
CASH MANAGEMENT TYPE     % OF INITIAL MORTGAGE POOL BALANCE
------------------------------------------------------------------

Springing                               54.3
In place                                16.7

                            ANNEX A-2 (LOAN GROUP 2)

LOAN SELLERS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         AGGREGATE CUT-OFF        % OF INITIAL      WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
MORTGAGE LOAN SELLER                               MORTGAGE LOANS     BALANCE OF LOAN GROUP 2       BALANCE            (%)
-----------------------------------------------------------------------------------------------------------------------------------

KeyBank National Association                              3                 62,000,000                44.0            5.1502
Merrill Lynch Mortgage Lending, Inc.                      5                 52,892,589                37.5            5.3760
Countrywide Commercial Real Estate Finance, Inc.          5                 26,045,497                18.5            5.2536
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  13               $140,938,085               100.0%           5.2540%
-----------------------------------------------------------------------------------------------------------------------------------

LOAN SELLERS
---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
MORTGAGE LOAN SELLER                                    (MOS.)            (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

KeyBank National Association                              117             1.60           76.4                    75.3
Merrill Lynch Mortgage Lending, Inc.                      118             1.41           74.7                    63.7
Countrywide Commercial Real Estate Finance, Inc.          117             1.28           72.9                    63.8
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   118             1.47x          75.2%                   68.8%
---------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPES
-----------------------------------------------------------------------------------------------------------------------------------

                                                      NUMBER OF          AGGREGATE CUT-OFF        % OF INITIAL      WTD. AVG.
                                                   MORTGAGED REAL         DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
PROPERTY TYPE                                        PROPERTIES       BALANCE OF LOAN GROUP 2       BALANCE            (%)
-----------------------------------------------------------------------------------------------------------------------------------

Multifamily                                              13                 140,938,085              100.0            5.2540
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  13                $140,938,085              100.0%           5.2540%
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPES
--------------------------------------------------------------------------------------------------------------------------------
                                                      WTD. AVG.
                                                  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
PROPERTY TYPE                                          (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------------------------------------------------------

Multifamily                                              118             1.47           75.2                    68.8
--------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  118             1.47x          75.2%                   68.8%
--------------------------------------------------------------------------------------------------------------------------------

PROPERTY LOCATIONS
----------------------------------------------------------------------------------------------------------------------------------

                                                      NUMBER OF          AGGREGATE CUT-OFF        % OF INITIAL      WTD. AVG.
                                                   MORTGAGED REAL         DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
STATE                                                PROPERTIES       BALANCE OF LOAN GROUP 2       BALANCE            (%)
----------------------------------------------------------------------------------------------------------------------------------

Oregon                                                    1                 35,000,000                24.8            5.0000
Missouri                                                  3                 27,958,044                19.8            5.6471
Utah                                                      1                 20,000,000                14.2            5.3500
Indiana                                                   1                 16,243,944                11.5            5.1150
Georgia                                                   2                 13,190,601                 9.4            5.2716
Kansas                                                    1                 10,880,000                 7.7            5.1100
North Carolina                                            1                  6,700,000                 4.8            5.0000
Arizona                                                   2                  6,475,000                 4.6            5.3919
New Jersey                                                1                  4,490,497                 3.2            5.3400
----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  13               $140,938,085               100.0%           5.2540%
----------------------------------------------------------------------------------------------------------------------------------

PROPERTY LOCATIONS
-------------------------------------------------------------------------------------------------------------------------------
                                                     WTD. AVG.
                                                 REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                   MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
STATE                                                 (MOS.)            (X)             (%)                    (%)
-------------------------------------------------------------------------------------------------------------------------------

Oregon                                                  117             1.67           74.2                    74.2
Missouri                                                119             1.32           76.2                    64.8
Utah                                                    118             1.61           79.1                    79.1
Indiana                                                 118             1.34           79.8                    66.0
Georgia                                                 117             1.25           75.5                    63.7
Kansas                                                  118             1.28           79.6                    70.7
North Carolina                                          117             2.05           63.2                    63.2
Arizona                                                 117             1.22           68.5                    59.8
New Jersey                                              118             1.32           57.2                    47.6
-------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                 118             1.47x          75.2%                   68.8%
-------------------------------------------------------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCES OF MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------------------------

                                                                         AGGREGATE CUT-OFF        % OF INITIAL      WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF CUT-OFF DATE BALANCES ($)                 MORTGAGE LOANS     BALANCE OF LOAN GROUP 2       BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------------

 2,125,000 -  3,999,999                                   2                  5,653,044                 4.0            5.1500
 4,000,000 -  4,999,999                                   3                 13,040,497                 9.3            5.3903
 6,000,000 - 12,999,999                                   4                 33,570,601                23.8            5.1711
13,000,000 - 19,999,999                                   2                 33,673,944                23.9            5.5084
20,000,000 - 35,000,000                                   2                 55,000,000                39.0            5.1273
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  13               $140,938,085               100.0%           5.2540%
---------------------------------------------------------------------------------------------------------------------------------
Minimum: $2,125,000
Maximum: $35,000,000
Average: $10,841,391

CUT-OFF DATE PRINCIPAL BALANCES OF MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------------------------
                                                         WTD. AVG.
                                                     REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                       MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF CUT-OFF DATE BALANCES ($)                        (MOS.)            (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

 2,125,000 -  3,999,999                                     117             1.37           74.9                    63.0
 4,000,000 -  4,999,999                                     117             1.29           68.2                    58.8
 6,000,000 - 12,999,999                                     118             1.40           74.8                    66.5
13,000,000 - 19,999,999                                     119             1.33           76.8                    64.2
20,000,000 - 35,000,000                                     117             1.65           76.0                    76.0
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                     118             1.47x          75.2%                   68.8%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: $2,125,000
Maximum: $35,000,000
Average: $10,841,391

MORTGAGE RATES
---------------------------------------------------------------------------------------------------------------------------------

                                                                         AGGREGATE CUT-OFF        % OF INITIAL      WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF MORTGAGE RATES (%)                        MORTGAGE LOANS     BALANCE OF LOAN GROUP 2       BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------------

5.0000 - 5.2499                                           7                 83,467,589                59.2            5.0737
5.2500 - 5.4999                                           4                 35,690,497                25.3            5.3413
5.5000 - 5.8750                                           2                 21,780,000                15.5            5.8021
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  13               $140,938,085               100.0%           5.2540%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.0000%
Maximum: 5.8750%
Weighted Average: 5.2540%

MORTGAGE RATES
--------------------------------------------------------------------------------------------------------------------------------
                                                      WTD. AVG.
                                                  REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                    MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF MORTGAGE RATES (%)                            (MOS.)            (X)             (%)                    (%)
--------------------------------------------------------------------------------------------------------------------------------

5.0000 - 5.2499                                          117             1.51           75.1                    69.1
5.2500 - 5.4999                                          118             1.47           76.5                    72.1
5.5000 - 5.8750                                          119             1.30           73.1                    62.2
--------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  118             1.47x          75.2%                   68.8%
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.0000%
Maximum: 5.8750%
Weighted Average: 5.2540%

DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------------------------------------------------------

                                                                         AGGREGATE CUT-OFF        % OF INITIAL      WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF DSCRS (X)                                 MORTGAGE LOANS     BALANCE OF LOAN GROUP 2       BALANCE            (%)
--------------------------------------------------------------------------------------------------------------------------------

1.20 - 1.24                                               3                 20,340,601               14.4             5.3327
1.25 - 1.29                                               2                 13,005,000                9.2             5.1165
1.30 - 1.34                                               3                 38,164,440               27.1             5.4886
1.35 - 1.49                                               2                  7,728,044                5.5             5.2424
1.60 - 2.05                                               3                 61,700,000               43.8             5.1135
--------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  13               $140,938,085              100.0%            5.2540%
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 1.20x
Maximum: 2.05x
Weighted Average: 1.47x

DEBT SERVICE COVERAGE RATIOS
---------------------------------------------------------------------------------------------------------------------------------
                                                         WTD. AVG.
                                                     REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                       MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF DSCRS (X)                                        (MOS.)            (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

1.20 - 1.24                                                 117             1.21           74.9                    64.0
1.25 - 1.29                                                 118             1.28           77.6                    68.7
1.30 - 1.34                                                 119             1.33           74.5                    62.3
1.35 - 1.49                                                 116             1.40           79.2                    67.5
1.60 - 2.05                                                 117             1.69           74.6                    74.6
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                     118             1.47x          75.2%                   68.8%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 1.20x
Maximum: 2.05x
Weighted Average: 1.47x

CUT-OFF DATE LOAN-TO-VALUE RATIOS
---------------------------------------------------------------------------------------------------------------------------------

                                                                         AGGREGATE CUT-OFF        % OF INITIAL      WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF CUT-OFF DATE LTV RATIOS (%)               MORTGAGE LOANS     BALANCE OF LOAN GROUP 2       BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------------

57.2 - 69.9                                               4                 17,665,497                12.5            5.2301
70.0 - 74.9                                               3                 61,420,601                43.6            5.2848
75.0 - 80.0                                               6                 61,851,988                43.9            5.2304
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  13               $140,938,085               100.0%           5.2540%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 57.2%
Maximum: 80.0%
Weighted Average: 75.2%

CUT-OFF DATE LOAN-TO-VALUE RATIOS
---------------------------------------------------------------------------------------------------------------------------------
                                                       WTD. AVG.
                                                   REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                     MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF CUT-OFF DATE LTV RATIOS (%)                    (MOS.)            (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

57.2 - 69.9                                               117             1.56           63.6                    58.0
70.0 - 74.9                                               118             1.50           74.1                    69.0
75.0 - 80.0                                               118             1.41           79.5                    71.7
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                   118             1.47x          75.2%                   68.8%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 57.2%
Maximum: 80.0%
Weighted Average: 75.2%

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS
---------------------------------------------------------------------------------------------------------------------------------

                                                                         AGGREGATE CUT-OFF        % OF INITIAL      WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)       MORTGAGE LOANS     BALANCE OF LOAN GROUP 2       BALANCE            (%)
---------------------------------------------------------------------------------------------------------------------------------

47.6 - 62.4                                               4                 19,956,097                14.2            5.3158
62.5 - 64.9                                               2                 24,130,000                17.1            5.6320
65.0 - 67.4                                               2                 19,771,988                14.0            5.1212
67.5 - 69.9                                               2                 11,200,000                 7.9            5.3263
70.0 - 79.1                                               3                 65,880,000                46.7            5.1244
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  13               $140,938,085               100.0%           5.2540%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 47.6%
Maximum: 79.1%
Weighted Average: 68.8%

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS
----------------------------------------------------------------------------------------------------------------------------------
                                                        WTD. AVG.
                                                    REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                      MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)             (MOS.)            (X)             (%)                    (%)
----------------------------------------------------------------------------------------------------------------------------------

47.6 - 62.4                                                118             1.23           68.3                    57.7
62.5 - 64.9                                                119             1.53           71.1                    62.8
65.0 - 67.4                                                118             1.36           79.7                    65.9
67.5 - 69.9                                                117             1.28           79.7                    69.5
70.0 - 79.1                                                117             1.59           76.6                    75.1
----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                    118             1.47x          75.2%                   68.8%
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 47.6%
Maximum: 79.1%
Weighted Average: 68.8%

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE
--------------------------------------------------------------------------------------------------------------------------------

                                                                         AGGREGATE CUT-OFF        % OF INITIAL      WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF REMAINING TERMS TO MATURITY (MOS.)        MORTGAGE LOANS     BALANCE OF LOAN GROUP 2       BALANCE            (%)
--------------------------------------------------------------------------------------------------------------------------------

116 - 117                                                 7                 62,903,044                44.6            5.1068
118 - 120                                                 6                 78,035,041                55.4            5.3727
--------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  13               $140,938,085               100.0%           5.2540%
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 116 mos.
Maximum: 120 mos.
Weighted Average: 118 mos.

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE
----------------------------------------------------------------------------------------------------------------------------------
                                                         WTD. AVG.
                                                     REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                       MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF REMAINING TERMS TO MATURITY (MOS.)               (MOS.)            (X)             (%)                    (%)
----------------------------------------------------------------------------------------------------------------------------------

116 - 117                                                   117             1.58           73.7                    70.2
118 - 120                                                   118             1.38           76.3                    67.6
----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                     118             1.47x          75.2%                   68.8%
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 116 mos.
Maximum: 120 mos.
Weighted Average: 118 mos.

ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------------------------------------------------------

                                                                         AGGREGATE CUT-OFF        % OF INITIAL      WTD. AVG.
                                                      NUMBER OF           DATE PRINCIPAL         MORTGAGE POOL    MORTGAGE RATE
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)        MORTGAGE LOANS     BALANCE OF LOAN GROUP 2       BALANCE            (%)
--------------------------------------------------------------------------------------------------------------------------------

Interest Only                                             3                 61,700,000                43.8            5.1135
360 - 360                                                10                 79,238,085                56.2            5.3635
--------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                  13               $140,938,085               100.0%           5.2540%
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 360 mos.
Maximum: 360 mos.
Weighted Average: 360 mos.

ORIGINAL AMORTIZATION TERMS
---------------------------------------------------------------------------------------------------------------------------------
                                                        WTD. AVG.
                                                    REMAINING TERM TO   WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                      MATURITY/ARD         DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)              (MOS.)            (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------------------------------

Interest Only                                              117             1.69           74.6                    74.6
360 - 360                                                  118             1.30           75.6                    64.3
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                    118             1.47x          75.2%                   68.8%
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 360 mos.
Maximum: 360 mos.
Weighted Average: 360 mos.

ESCROWS
---------------------------------------------------------------------------------------------------------------------------------
ESCROW TYPE                           NUMBER OF MORTGAGE LOANS         AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE OF LOAN GROUP 2
---------------------------------------------------------------------------------------------------------------------------------

Real Estate Tax                                  13                                             140,938,085
Insurance                                        12                                             138,813,085
Replacement Reserves                             12                                             133,938,085

ESCROWS
-------------------------------------------------------------------------------------
ESCROW TYPE                                 % OF INITIAL MORTGAGE POOL BALANCE
-------------------------------------------------------------------------------------
Real Estate Tax                                           100.0
Insurance                                                  98.5
Replacement Reserves                                       95.0

LOCKBOX TYPES

---------------------------------------------------------------------------------------------------------------------------------
LOCKBOX TYPE                          NUMBER OF MORTGAGE LOANS         AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE OF LOAN GROUP 2
---------------------------------------------------------------------------------------------------------------------------------
Soft                                              1                                              17,430,000

LOCKBOX TYPES

-------------------------------------------------------------------------------------
LOCKBOX TYPE                                % OF INITIAL MORTGAGE POOL BALANCE
-------------------------------------------------------------------------------------
Soft                                                       12.4

CASH MANAGEMENT TYPES

---------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT TYPE                  NUMBER OF MORTGAGE LOANS         AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE OF LOAN GROUP 2
---------------------------------------------------------------------------------------------------------------------------------
In place                                          1                                              17,430,000

CASH MANAGEMENT TYPES

-------------------------------------------------------------------------------------
CASH MANAGEMENT TYPE                        % OF INITIAL MORTGAGE POOL BALANCE
-------------------------------------------------------------------------------------
In place                                                   12.4

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX B
CERTAIN CHARACTERISTICS REGARDING MULTIFAMILY PROPERTIES

   Loan #     Originator                   Property Name                                              Street Address
   ------     ----------                   -------------                                              --------------

     16       Key             Hudson Park                                                     323 West 96th Street
     18       Key             Chase Village Apartments                                        375 Marche Chase Drive
     40       MLML            The Plaza                                                       1500 Palisades Avenue
     41       Key             Branbury Apartments                                             449 West 1720 North
     46       MLML            Lindell Towers                                                  3733 & 3745 Lindell Boulevard
     50       MLML            Carmel Woods                                                    1010 Clubhouse Court
     57       CRF             Westwood Estates Manufactured Housing Community                 7801 88th Avenue
     71       CRF             Cosmo Lofts                                                     1617 Cosmo Street
     73       CRF             Worthing Place Apartments                                       1100 County Line Road
     82       MLML            Sheldon Oaks                                                    2525 Cal Young Road
     83       MLML            In Town Lofts                                                   450 Stonewall Street
     94       Key             Cross Creek Villas                                              4912 Alpine Ridge Drive
     98       MLML            Campus Walk Apartments                                          455 Racine Drive
     106      MLML            Deer Park                                                       646 Canyon Road
     115      MLML            Birchwood Health Care Center                                    4800 Bear Road
     122      MLML            Redwood Apartments                                              1001 East Fern Avenue
     132      CRF             39-41 North Fullerton Apartments                                39-41 North Fullerton Avenue
     135      CRF             Maryland Gardens                                                4529 West Ocotillo Road
     136      MLML            The Harbor at Southaven                                         3333 Fairhaven Drive
     139      CRF             Whispering Woods Apartments                                     4411 Northside Drive
     145      MLML            Strawberry Fields                                               1654 South Marion Avenue
     162      CRF             Glen Arbor Apartments                                           2250 West Glendale Avenue

                                                                                                NUMBER OF     PROPERTY
   Loan #     Originator         City           State        Zip Code    County                 Properties    Type
   ------     ----------         ----           -----        --------    ------                 ----------    ----

     16       Key             New York            NY           10025     New York                   1         Multifamily
     18       Key             Eugene              OR           97401     Lane                       1         Multifamily
     40       MLML            Fort Lee            NJ           07024     Bergen                     1         Multifamily
     41       Key             Provo               UT           84602     Utah                       1         Multifamily
     46       MLML            Saint Louis         MO           63108     Saint Louis City           1         Multifamily
     50       MLML            Carmel              IN           46032     Hamilton                   1         Multifamily
     57       CRF             Pleasant Prairie    WI           53158     Kenosha                    1         Manufactured Housing
     71       CRF             Hollywood           CA           90028     Los Angeles                1         Multifamily
     73       CRF             Kansas City         KS           66103     Wyandotte                  1         Multifamily
     82       MLML            Eugene              OR           97401     Lane                       1         Multifamily
     83       MLML            Atlanta             GA           30313     Fulton                     1         Multifamily
     94       Key             Columbia            MO           65202     Boone                      1         Multifamily
     98       MLML            Wilmington          NC           28403     New Hanover                1         Multifamily
     106      MLML            Novato              CA           94947     Marin                      1         Multifamily
     115      MLML            Liverpool           NY           13088     Onondaga                   1         Multifamily
     122      MLML            McAllen             TX           78501     Hidalgo                    1         Multifamily
     132      CRF             Montclair           NJ           07042     Essex                      1         Multifamily
     135      CRF             Glendale            AZ           85301     Maricopa                   1         Multifamily
     136      MLML            Lafayette           IN           47909     Tippecanoe                 1         Multifamily
     139      CRF             Macon               GA           31210     Bibb                       1         Multifamily
     145      MLML            Springfield         MO           65807     Greene                     1         Multifamily
     162      CRF             Phoenix             AZ           85021     Maricopa                   1         Multifamily

                                                                                LOAN
                             PROPERTY                        CUT-OFF DATE       GROUP       TOTAL UNITS/                NO. OF
   Loan #     Originator     SubType                         Balance ($)        1 or 2        Pads/Beds            Studios/Pads/Beds
   ------     ----------     -------                         -----------        ------   -    ----------           -----------------

     16       Key            Mid/High Rise                   41,556,310           1              171                      28
     18       Key            Student Housing                 35,000,000           2              537
     40       MLML           Coop                            20,000,000           1              171
     41       Key            Student Housing                 20,000,000           2              311
     46       MLML           Mid/High Rise                   17,430,000           2              201                      33
     50       MLML           Conventional                    16,243,944           2              314
     57       CRF            Manufactured Housing            15,000,000           1              304                     304
     71       CRF            Conventional                    11,000,000           1               48
     73       CRF            Garden                          10,880,000           2              372
     82       MLML           Senior Housing                   9,137,761           1              110                      51
     83       MLML           Mid/High Rise                    8,990,601           2               87
     94       Key            Garden                           7,000,000           2               80
     98       MLML           Garden                           6,700,000           2              289
     106      MLML           Senior Housing                   6,309,742           1               84                      26
     115      MLML           Senior Housing                   5,477,644           1              160                     160
     122      MLML           Garden                           4,994,130           1               70
     132      CRF            Garden                           4,490,497           2               69                       9
     135      CRF            Garden                           4,350,000           2              120
     136      MLML           Garden                           4,320,000           1               76
     139      CRF            Garden                           4,200,000           2              108                       8
     145      MLML           Garden                           3,528,044           2              108
     162      CRF            Garden                           2,125,000           2               78                      47

                             STUDIO/PAD/           NO. OF             AVERAGE             NO. OF             AVERAGE
   Loan #     Originator     Bed Rent ($)      1-BR Units       1-BR Rent ($)         2-BR Units       2-BR Rent ($)
   ------     ----------     ------------      ----------       -------------         ----------       -------------

     16       Key               1,943                 92                2,455                29                3,538
     18       Key                                    116                 689                345                 805
     40       MLML                                    3                 3,400               137                4,170
     41       Key                                     50                 525                 81                 860
     46       MLML               695                 145                 888                 7                 1,311
     50       MLML                                    53                 599                221                 724
     57       CRF
     71       CRF                                     48                1,850
     73       CRF                                    128                 526                220                 639
     82       MLML              1,472                 48                1,946                11                2,550
     83       MLML                                    56                 895                 31                1,194
     94       Key
     98       MLML                                   288                 455                 1                  625
     106      MLML              2,113                 48                2,690                10                3,300
     115      MLML              7,401
     122      MLML                                    16                 675                 54                 868
     132      CRF                774                  31                1,047                29                1,164
     135      CRF                                     72                 489                 48                 639
     136      MLML                                    38                 625                 38                 750
     139      CRF                481                                                         82                 613
     145      MLML                                    53                 410                 55                 499
     162      CRF                468                  31                 557

                                 NO. OF              AVERAGE                NO. OF                 AVERAGE            UTILITIES
   Loan #     Originator     3-BR Units        3-BR Rent ($)         4(+)-BR Units        4(+)-BR Rent ($)          Tenant Pays
   ------     ----------     ----------        -------------         -------------        ----------------          -----------

     16       Key                   13                 5,639                   9                    5,347           E
     18       Key                   76                 1,117                                                        E
     40       MLML                  27                 4,700                   4                    7,500           E
     41       Key                                                            180                    1,008           E, G, W
     46       MLML                  16                 1,994                                                        None
     50       MLML                  40                   852                                                        E, G, W
     57       CRF                                                                                                   S, W
     71       CRF                                                                                                   E, G, S, W
     73       CRF                   24                   771                                                        E, G, W
     82       MLML                                                                                                  None
     83       MLML                                                                                                  E, W
     94       Key                   14                   850                  66                      900           E, G
     98       MLML                                                                                                  E, G, S, W
     106      MLML                                                                                                  None
     115      MLML                                                                                                  None
     122      MLML                                                                                                  E
     132      CRF                                                                                                   E
     135      CRF                                                                                                   E, G
     136      MLML                                                                                                  E, W
     139      CRF                   18                   755                                                        E, G, S, W
     145      MLML                                                                                                  E
     162      CRF                                                                                                   None

                            ELEVATOR
   Loan #     Originator    Present      Loan #
   ------     ----------    -------      ------

     16       Key             Yes           16
     18       Key             No            18
     40       MLML            Yes           40
     41       Key             No            41
     46       MLML            Yes           46
     50       MLML            No            50
     57       CRF             NAP           57
     71       CRF             Yes           71
     73       CRF             No            73
     82       MLML            Yes           82
     83       MLML            Yes           83
     94       Key             No            94
     98       MLML            No            98
     106      MLML            Yes          106
     115      MLML            Yes          115
     122      MLML            No           122
     132      CRF             Yes          132
     135      CRF             No           135
     136      MLML            No           136
     139      CRF             No           139
     145      MLML            No           145
     162      CRF             No           162

                                                                         ANNEX C

[MERRILL LYNCH LOGO OMITTED]                      [COUNTRYWIDE LOGO OMITTED]

[KEYBANK LOGO OMITTED]                            [IXIS LOGO OMITTED]

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                         $2,827,838,000 (APPROXIMATE)

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
CLASS A-1, CLASS A-1D, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-4FL, CLASS
 A-SB, CLASS A-5, CLASS A-1A, CLASS AM, CLASS AJ, CLASS B, CLASS C AND CLASS D

-------------------------------------------------------------------------------

                     MERRILL LYNCH MORTGAGE TRUST 2005-CKI1
                                    Issuer

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   Depositor

                     MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                         KEYBANK NATIONAL ASSOCIATION
                         IXIS REAL ESTATE CAPITAL INC.
                             Mortgage Loan Sellers

                   KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                                Master Servicer

                           J.E. ROBERT COMPANY, INC.
                               Special Servicer

                       LASALLE BANK NATIONAL ASSOCIATION
                                    Trustee

                              ABN AMRO BANK N.V.
                                 Fiscal Agent

                               NOVEMBER 14, 2005

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investments Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

IXIS SECURITIES NORTH AMERICA                            KEYBANC CAPITAL MARKETS
MORGAN STANLEY                                              GOLDMAN, SACHS & CO.

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                INITIAL
             EXPECTED         CERTIFICATE         APPROX.
              RATINGS      PRINCIPAL BALANCE   TOTAL INITIAL
          ---------------     OR NOTIONAL          CREDIT
  CLASS    MOODY'S   S&P       AMOUNT (1)         SUPPORT
--------- --------- ----- ------------------- ---------------

    A-1      Aaa     AAA     $   98,700,000       30.0000%
   A-1D      Aaa     AAA     $   75,000,000       30.0000%
    A-2      Aaa     AAA     $  196,600,000       30.0000%
    A-3      Aaa     AAA     $   94,677,000       30.0000%
    A-4      Aaa     AAA     $  150,000,000       30.0000%
   A-4FL     Aaa     AAA     $  150,000,000       30.0000%
   A-SB      Aaa     AAA     $  176,000,000       30.0000%
    A-5      Aaa     AAA     $1,069,709,000       30.0000%
   A-1A      Aaa     AAA     $  140,930,000       30.0000%
    AM       Aaa     AAA     $  307,374,000       20.0000%
     AJ      Aaa     AAA     $  234,372,000       12.3750%
     B       Aa2      AA     $   53,791,000       10.6250%
     C       Aa3     AA-     $   26,895,000        9.7500%
     D        A2      A      $   53,790,000        8.0000%

              APPROX.
            PERCENTAGE
            OF INITIAL        WEIGHTED        PRINCIPAL    ASSUMED FINAL
             MORTGAGE         AVERAGE          WINDOW      DISTRIBUTION
  CLASS    POOL BALANCE   LIFE (YEARS)(2)   (MO./YR.)(2)      DATE(2)       RATE TYPE
--------- -------------- ----------------- -------------- -------------- --------------

    A-1    3.211%              2.974        01/06-08/10        8/2010       (3)
   A-1D    2.440%              2.974        01/06-08/10        8/2010       (3)
    A-2    6.396%              4.856        08/10-11/10       11/2010       (3)
    A-3    3.080%              6.725        08/12-09/12        9/2012       (3)
    A-4    4.880%              6.839        09/12-11/12       11/2012       (3)
   A-4FL   4.880%              6.839        09/12-11/12       11/2012       LIBOR + %
   A-SB    5.726%              7.043        11/10-02/15        2/2015       (3)
    A-5   34.802%              9.661        02/15-09/15        9/2015       (3)
   A-1A    4.585%              9.416        01/06-09/15        9/2015       (3)
    AM    10.000%              9.838        09/15-10/15       10/2015       (3)
     AJ    7.625%              9.847        10/15-10/15       10/2015       (3)
     B     1.750%              9.870        10/15-11/15       11/2015       (3)
     C     0.875%              9.931        11/15-11/15       11/2015       (3)
     D     1.750%              9.931        11/15-11/15       11/2015       (3)

NON-OFFERED CERTIFICATES(5)

                                       INITIAL
                                     CERTIFICATE           APPROX.
           EXPECTED RATINGS        PRINCIPAL BALANCE     TOTAL INITIAL
           ----------------           OR NOTIONAL           CREDIT
 CLASS     MOODY'S    S&P               AMOUNT(1)           SUPPORT
-------    -------    ---      ----------------------- ---------------

    E       (5)       (5)         $     30,738,000         7.0000%
    F       (5)       (5)         $     53,790,000         5.2500%
    G       (5)       (5)         $     30,738,000         4.2500%
    H       (5)       (5)         $     34,579,000         3.1250%
    J       (5)       (5)         $      7,685,000         2.8750%
    K       (5)       (5)         $     11,526,000         2.5000%
    L       (5)       (5)         $     11,527,000         2.1250%
    M       (5)       (5)         $      3,842,000         2.0000%
    N       (5)       (5)         $      7,684,000         1.7500%
    P       (5)       (5)         $     11,527,000         1.3750%
    Q       (5)       (5)         $     42,264,027         0.0000%
    X       (5)       (5)         $  3,073,738,027(4)           NA

            APPROX.
          PERCENTAGE     WEIGHTED
          OF INITIAL      AVERAGE      PRINCIPAL    ASSUMED FINAL
           MORTGAGE        LIFE         WINDOW      DISTRIBUTION
 CLASS   POOL BALANCE   (YEARS)(2)   (MO./YR.)(2)      DATE(2)       RATE TYPE
------- -------------- ------------ -------------- -------------- --------------

    E       1.000%           (5)           (5)            (5)           (3)
    F       1.750%           (5)           (5)            (5)           (3)
    G       1.000%           (5)           (5)            (5)           (3)
    H       1.125%           (5)           (5)            (5)           (3)
    J       0.250%           (5)           (5)            (5)           (3)
    K       0.375%           (5)           (5)            (5)           (3)
    L       0.375%           (5)           (5)            (5)           (3)
    M       0.125%           (5)           (5)            (5)           (3)
    N       0.250%           (5)           (5)            (5)           (3)
    P       0.375%           (5)           (5)            (5)           (3)
    Q       1.375%           (5)           (5)            (5)           (3)
    X           NA           (5)           (5)            (5)           (3)

--------------------
(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.
(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans), which are assumed to prepay on their anticipated repayment dates)
      and the other Modeling Assumptions described in the prospectus supplement.
(3)   The pass-through rates on the class A-1, A-1D, A-2, A-3, A-4, A-SB, A-5,
      A-1A, AM, AJ, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv)
      the weighted average of certain net mortgage rates on the mortgage loans
      (in each case adjusted, if necessary, to accrue on the basis of 360-day year consisting of twelve 30-day months) less a specified percentage. By virtue of an interest rate swap contract, the pass-through rate for the class A-4FL certificates will be based on one month LIBOR plus a specified percentage; provided that interest payments made under the related swap contract are subject to reduction as described in the prospectus supplement (thereby resulting in an effective pass-through rate below LIBOR plus a specified percentage). The initial LIBOR rate will be determined prior to closing and subsequent LIBOR rates will be determined two LIBOR business days before the start of each class A-4FL interest accrual period. Under circumstances described in the prospectus supplement, the pass-through rate for class A-4FL certificates may convert to a rate described herein in clause (i), (ii) or (iii) of the first sentence of this footnote (3).
(4)   The class X certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class X certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class X certificates for each distribution date will equal the rate described in the prospectus supplement.
(5)   Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       1

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
NOTE:  CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.

ISSUE TYPE    Sequential pay REMIC. Class A-1, A-1D, A-2, A-3, A-4, A-4FL,
              A-SB, A-5, A-1A, AM, AJ, B, C and D certificates are offered publicly. All other certificates will be privately placed with qualified institutional buyers or with institutional accredited investors.

CUT-OFF DATE  References in this term sheet to the "cut-off date" mean, with respect to each mortgage loan, except as provided below, the related due date of that mortgage loan in December 2005 or, with respect to those mortgage loans, if any, that have their
              respective first payment dates in January 2006, December 1, 2005.
              Any payments or collections that represent amounts due on or before that date will not belong to the trust fund.

MORTGAGE POOL The mortgage pool consists of 169 mortgage loans with an aggregate initial mortgage pool balance of $3,073,738,028, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by 299 mortgaged real properties located throughout
              42 states.

LOAN GROUPS   For purposes of making distributions to the class A-1, A-1D, A-2,
              A-3, A-4, A-4FL, A-SB, A-5 and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 156 mortgage loans, representing approximately 95.4% of the initial mortgage pool balance and that are secured by the various
              property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 13 mortgage loans, representing approximately 4.6% of the initial mortgage pool balance and that are secured by multifamily and manufactured housing community properties (approximately 57.8% of all the mortgage loans secured by multifamily properties).

ISSUER        Merrill Lynch Mortgage Trust 2005-CKI1

DEPOSITOR     Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN Merrill Lynch Mortgage Lending, Inc. (MLML)...55.3% of the
              initial mortgage pool balance

SELLERS       Countrywide Commercial Real Estate Finance, Inc. (CRF)....34.3% of
              the initial mortgage pool balance
              KeyBank National Association (KEY)7.2% of the initial
              mortgage pool balance
              IXIS Real Estate Capital Inc. (IXIS)3.3% of the initial
              mortgage pool balance

UNDERWRITERS  Merrill Lynch, Pierce, Fenner & Smith Incorporated
              Countrywide Securities Corporation
              KeyBanc Capital Markets, a Division of McDonald Investments Inc.
              IXIS Securities North America Inc.
              Morgan Stanley & Co. Incorporated
              Goldman, Sachs & Co.

TRUSTEE       LaSalle Bank National Association

FISCAL AGENT  ABN AMRO Bank N.V.

MASTER SERVICER KeyCorp Real Estate Capital Markets, Inc.

SPECIAL SERVICER J. E. Robert Company Inc.

RATING AGENCIES Moody's Investors Service, Inc.
                Standard & Poor's Ratings Services, a division of The
                McGraw-Hill Companies, Inc.

SWAP COUNTERPARTY Expected to be Merrill Lynch Capital Services, Inc.
FOR CLASS A-4FL

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
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DENOMINATIONS  $25,000 minimum for the offered certificates.

CLOSING DATE   On or about December 7, 2005.

SETTLEMENT     Book-entry through DTC for all offered certificates.
TERMS

DETERMINATION  For any distribution date, the fourth business day prior to
DATE           the distribution date, except that in the case of certain
               mortgage loans, the master servicer may, as described in the prospectus supplement make its determination as to the
               collections received as of a later date during each month.

DISTRIBUTION   The 12th day of each month or, if the 12th day is not a
DATE           business day, the next succeeding business day, beginning in
               January 2006.

DAY COUNT      30/360 (or, in the case of the class A-4FL certificates, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, actual/360).

INTEREST Each  class of offered certificates will be entitled on each distribution date to interest accrued during DISTRIBUTIONS the prior calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class immediately prior to such distribution date; provided that, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the interest accrual period for the class A-4FL certificates will, for each
               distribution date, begin on the prior distribution date (or, in the case of the initial such interest accrual period, on the closing date) and end on the business day preceding the subject distribution date. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year (or, in the case of the class A-4FL certificates, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the actual number of days during each related interest accrual period in a year assumed to consist of 360 days). Subject to available funds, distributions of interest will be made with respect to the following classes of certificates in the following order on each distribution date:
               first, the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5, A-1A and X certificates, pro rata and pari passu; second, the class AM certificates; third, the class AJ certificates; and then the respective remaining classes of certificates with principal balances, sequentially in alphabetical order of class
               designation. In general, payments of interest in respect of the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB and A-5 certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group
               2, and payments of interest in respect of the class X
               certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata (based on amount of interest accrued) and pari passu basis without regard to loan groups. Furthermore, notwithstanding the foregoing, payments of interest with respect to the class A-4FL certificates out of collections on the mortgage loans will be calculated on a
               30/360 basis at a fixed coupon or a coupon calculated at the lesser of a specified percentage and a weighted average coupon derived from net interest rates on the mortgage loans, with such interest to be exchanged under the related swap agreement for interest calculated on an actual/360 basis at a LIBOR-based rate.
               No class of certificates will provide credit support for any failure on the part of the swap counterparty to make any required payment under the swap contract. Interest payments with respect to the class A-4FL certificates will be subject to reduction if the weighted average of certain net interest rates on the
               mortgage loans declines below the fixed rate per annum at which interest is payable by the trust to the swap counterparty.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
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PRINCIPAL     Except as described below, principal will be distributed on each
DISTRIBUTIONS distribution date, to the extent of available funds, to the most senior class of sequential pay certificates outstanding until its certificate balance is reduced to zero. Payments of principal will generally be made, to the extent of available funds (i) to the class A-1 and A-1D certificates (on a pro rata and pari passu basis), the class A-2 certificates, the class A-3 certificates, the class A-4 and A-4FL certificates (on a pro rata and pari passu basis), the class A-SB certificates and the class A-5
              certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group
              2, in each case until the principal balance of the subject class of certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the class A-5 certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A certificates is reduced to zero.

              Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of available funds, to reduce the principal balance of the class A-SB certificates to its scheduled principal balance for the subject distribution date, out of the funds received or advanced with respect to principal on the mortgage loans in loan group 1 (prior to any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution date) and, after the principal balance of the class A-1A certificates has been reduced to zero, out of the funds received or advanced with respect to principal on mortgage loans in loan group 2 (prior to any distributions of principal with respect to the class A-1,
              A-1D, A-2, A-3, A-4 and A-4FL certificates on that distribution date).

              If, due to losses, the certificate balances of the class AM through class Q certificates are reduced to zero, payments of principal to the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5 and A-1A certificates (to the extent that any two or more of these classes are outstanding) will be made on a pro rata and pari passu basis.

              Following retirement of the class A-1, A-1D, A-2, A-3, A-4,
              A-4FL, A-SB, A-5 and A-1A certificates, amounts distributable as principal will be distributed on each distribution date, to the extent of available funds, to the class AM, AJ, B, C, D, E, F, G,
              H, J, K, L, M, N, P and Q certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero.

LOSSES        Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class Q, P, N, M, L, K, J, H, G, F, E, D, C, B, AJ and AM certificates, in that order, and then, on a pro rata and pari passu basis, to the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB,
              A-5 and A-1A certificates.

PREPAYMENT    Any prepayment premiums or yield maintenance charges collected
PREMIUMS AND  will be distributed to certificateholders and/or the swap
YIELD         counterparty on the distribution date following the collection
MAINTENANCE   period in which the prepayment premium was received. On each
CHARGES       distribution date, the holders of each class of offered
              certificates and of the class E, F, G and H certificates then entitled to principal distributions (to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of principal) will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
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              charges, net of workout fees and principal recovery fees payable therefrom, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates
              (or, in the case of the class A-4FL certificates, the
              pass-through rate that would be payable thereon without regard to the related interest rate swap agreement as described under
              "Interest Distributions" above) over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the
              numerator of which is equal to the amount of principal
              distributable on such class of certificates on that distribution date, and the denominator of which is equal to the total
              principal distribution amount for that distribution date;
              provided that, if the A-5 and A-1A classes were both outstanding
              (prior to any distributions) on such distribution date, then the number in clause (c) will be a fraction, the numerator of which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total
              principal distribution amount for such distribution date that is attributable to the loan group that includes the prepaid mortgage loan. HOWEVER, AS LONG AS THE RELATED SWAP AGREEMENT IS IN EFFECT
              AND THERE IS NO CONTINUING PAYMENT DEFAULT THEREUNDER, ANY
              PREPAYMENT PREMIUM OR YIELD MAINTENANCE CHARGE ALLOCABLE TO THE
              CLASS A-4FL CERTIFICATES WILL BE PAYABLE TO THE SWAP
              COUNTERPARTY.

              The portion, if any, of the prepayment premiums or yield
              maintenance charges remaining after any payments described above will be distributed to the holders of the class X certificates.

              All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

ADVANCES      The master servicer and, if it fails to do so, the trustee (or the fiscal agent if the trustee fails to do so), will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of
              P&I advances, subject to appraisal reductions that may occur.

APPRAISAL     If any of certain adverse events or circumstances described in the
REDUCTIONS    prospectus supplement occur or exist with respect to any mortgage loan or the mortgaged real property for any mortgage loan, that mortgage loan will be considered a required appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan
              (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including letters of credit) held as additional collateral with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the
              certificates.

              A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL      The master servicer, the special servicer and certain
TERMINATION   certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated
              principal balance of the mortgage loans is less than approximately
              1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans, plus accrued and

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
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              unpaid interest and certain other additional trust fund expenses, and the fair market value of any REO properties acquired by the trust following foreclosure.

              In addition, if, following the date on which the total principal balances of the class A-1, A-1D, A-2, A-3, A-4, A-4FL, A-SB, A-5,
              A-1A, AM, AJ, B, C and D certificates are reduced to zero, all of the remaining certificates, except the class Z, R-I and R-II certificates, are held by the same certificateholder, the trust fund may also be terminated, subject to such additional
              conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates, except the class Z, R-I and R-II certificates, for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING   The most subordinate class of principal balance certificates that
CLASS         has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates;
              provided, however, that if such class of principal balance certificates satisfies such requirement, the controlling class of certificates will be the most subordinate class of principal balance certificates with a class certificate balance greater than zero. The holder(s) of certificates representing a majority interest in the controlling class will have the right, subject to the conditions described in the prospectus supplement, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

              Notwithstanding the foregoing, however, the Glendale Galleria mortgage loan is part of a loan combination that involves three other loans that will not be included in the trust (each, a
              "non-trust loan"), one of which will be pari passu in right of payment with, and two of which will be subordinate in right of payment to, the Glendale Galleria mortgage loan in the trust. The holder of a related subordinate non-trust loan, for so long as that subordinate non-trust loan has an unpaid principal balance, net of any existing related appraisal reduction amounts allocable thereto, equal to or greater than 25% of its then outstanding principal balance (without taking into account any appraisal reduction amount) will have the right to direct or advise the special servicer with respect to certain specified servicing actions with respect to the Glendale Galleria loan combination.
              See "Description of the Mortgage Pool--Loan Combinations" in the
              prospectus supplement.

              See "Description of the Mortgage Pool--Loan Combinations" in the
              prospectus supplement for more information regarding loan
              combinations.

ERISA         The offered certificates (other than the class A-4FL
              certificates) are expected to be ERISA eligible.

SMMEA         The offered certificates will not be "mortgage related securities"
              for the purposes of the Secondary Mortgage Market Enhancement Act of 1984.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       6

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CONTACTS

  MERRILL LYNCH & CO.         COUNTRYWIDE SECURITIES CORPORATION
     John Mulligan                      Tom O' Hallaron
(212) 449-3860 (Phone)              (818) 225-6353 (Phone)
 (212) 738-1491 (Fax)                (818) 225-4032 (Fax)

       Max Baker                           Stew Ward
(212) 449-3860 (Phone)              (818) 225-6353 (Phone)
 (212) 738-1491 (Fax)                (818) 225-4032 (Fax)

       Rich Sigg                        Chris Tokarski
(212) 449-3860 (Phone)              (818) 225-6331 (Phone)
 (212) 738-1491 (Fax)                (818) 225-4179 (Fax)

     David Rodgers
(212) 449-3611 (Phone)
 (212) 449-3589 (Fax)

     Malay Bansal
(212) 449-1302 (Phone)
 (212) 449-3589 (Fax)

KEYBANC CAPITAL MARKETS       IXIS SECURITIES NORTH AMERICA INC.        MORGAN STANLEY
     Joe Chinnici                         Greg Murphy                    Kara McShane
(216) 689-0281 (Phone)              (212) 891-6282 (Phone)          (212) 761-2164 (Phone)
 (216) 689-4233 (Fax)                (212) 891-3454 (Fax)            (212) 507-5062 (Fax)

    Audrey Saccardi                       Barry Funt                      Jon Miller
(216) 689-0302 (Phone)              (212) 891-1836 (Phone)          (212) 761-1317 (Phone)
 (216) 689-0950 (Fax)                 (212 891-3411 (Fax)            (212) 507-6994 (Fax)

     Gary Andrews
(216) 689-3569 (Phone)
 (216) 689-0996 (Fax)

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       7

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool. If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated otherwise, statistical information presented with respect to any mortgage loan in the trust that is part of an A/B loan combination excludes the related B-note non-trust loan.
Unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property), statistical information presented with respect to the Glendale Galleria mortgage loan excludes the related non-trust loans.

GENERAL CHARACTERISTICS

--------------------------------------------------------------------------------

                                                                                          ALL MORTGAGE
                                                                                              LOANS

Initial mortgage pool balance .......................................................   $ 3,073,738,028
Number of pooled mortgage loans .....................................................               169
Number of mortgaged properties ......................................................               299
Percentage of Investment Grade Loans(1) .............................................               9.9%
Average cut-off date principal balance ..............................................   $    18,187,799
Largest cut-off date principal balance ..............................................   $   208,000,000
Smallest cut-off date principal balance .............................................   $       299,242
Weighted average mortgage interest rate .............................................            5.2788%
Highest mortgage interest rate ......................................................            6.5770%
Lowest mortgage interest rate .......................................................            4.6250%
Number of Cross Collateralized Mortgage Loans .......................................                 4
Cross Collateralized Mortgage Loans as a % of IPB ...................................              13.0%
Number of Multi Property Mortgage Loans .............................................                18
Multi Property Mortgage Loans as a % of IPB .........................................             32.3%
Weighted average underwritten debt service coverage ratio(2) ........................              1.63x
Maximum underwritten debt service coverage ratio ....................................              6.16x
Minimum underwritten debt service coverage ratio ....................................              1.08x
Weighted average cut-off date loan-to-value ratio(2) ................................              69.2%
Maximum cut-off date loan-to-value ratio ............................................              80.0%
Minimum cut-off date loan-to-value ratio ............................................              19.3%
Weighted average original term to maturity or anticipated repayment date (months) ...               110
Maximum original term to maturity or anticipated repayment date (months) ............               185
Minimum original term to maturity or anticipated repayment date (months) ............                44
Weighted average remaining amort term (months) ......................................               345
Maximum remaining amort term (months) ...............................................               360
Minimum remaining amort term (months) ...............................................               177

                                                                                              LOAN                LOAN
                                                                                             GROUP 1             GROUP 2

Initial mortgage pool balance .......................................................   $ 2,932,799,943      $ 140,938,085
Number of pooled mortgage loans .....................................................               156                 13
Number of mortgaged properties ......................................................               286                 13
Percentage of Investment Grade Loans(1) .............................................              10.4%               0.0%
Average cut-off date principal balance ..............................................   $    18,800,000      $  10,841,391
Largest cut-off date principal balance ..............................................   $   208,000,000      $  35,000,000
Smallest cut-off date principal balance .............................................   $       299,242      $   2,125,000
Weighted average mortgage interest rate .............................................            5.2800%            5.2540%
Highest mortgage interest rate ......................................................            6.5770%            5.8750%
Lowest mortgage interest rate .......................................................            4.6250%            5.0000%
Number of Cross Collateralized Mortgage Loans .......................................                 4                  0
Cross Collateralized Mortgage Loans as a % of IPB ...................................              13.6%               0.0%
Number of Multi Property Mortgage Loans .............................................                18                  0
Multi Property Mortgage Loans as a % of IPB .........................................              33.8%               0.0%
Weighted average underwritten debt service coverage ratio(2) ........................              1.64x              1.47x
Maximum underwritten debt service coverage ratio ....................................              6.16x              2.05x
Minimum underwritten debt service coverage ratio ....................................              1.08x              1.20x
Weighted average cut-off date loan-to-value ratio(2) ................................              68.9%              75.2%
Maximum cut-off date loan-to-value ratio ............................................              80.0%              80.0%
Minimum cut-off date loan-to-value ratio ............................................              19.3%              57.2%
Weighted average original term to maturity or anticipated repayment date (months) ...               110                120
Maximum original term to maturity or anticipated repayment date (months) ............               185                120
Minimum original term to maturity or anticipated repayment date (months) ............                44                120
Weighted average remaining amort term (months) ......................................               345                359
Maximum remaining amort term (months) ...............................................               360                360
Minimum remaining amort term (months) ...............................................               177                357

See "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged
Real Properties--Additional Statistical Information" for a similar table with additional information regarding certain of the mortgage loans.

--------------------
(1)  It has been confirmed by Moody's and S&P, in accordance with their respective methodologies, that the Glendale Galleria, International Home
     Furnishings Center, Blue Cross Building and The Plaza loans have credit characteristics consistent with investment-grade rated obligations.

(2)  As described in the prospectus supplement, the debt service coverage ratios with respect to certain mortgage loans were calculated assuming the application of a holdback amount and/or a letter of credit in reduction of the respective cut-off date principal balances or taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       8

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------
                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL

--------------------------------------------------------------------------------

                                             % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE

                      % OF INITAL
                     MORTGAGE POOL                                                                      SELF     MIXED  MANUFACTURED
       STATE            BALANCE     RETAIL   OFFICE   HOSPITALITY   MULTIFAMILY   INDUSTRIAL   OTHER   STORAGE    USE      HOUSING

California ........       20.7       12.5      4.4         1.1          0.6           0.5       0.0      0.6      1.0        0.0
 Southern(1) ......       16.5       10.3      3.2         0.9          0.4           0.5       0.0      0.2      1.0        0.0
 Northern(1) ......        4.2        2.2      1.2         0.2          0.2           0.0       0.0      0.4      0.0        0.0
Texas .............        7.7        2.0      3.9         1.1          0.2           0.0       0.0      0.5      0.0        0.0
New York ..........        7.3        2.3      1.8         0.0          1.5           1.5       0.0      0.2      0.0        0.0
Florida ...........        6.1        2.6      0.0         3.0          0.0           0.2       0.0      0.3      0.0        0.0
Virginia ..........        5.9        3.4      2.4         0.0          0.0           0.0       0.0      0.1      0.0        0.0
Louisiana .........        5.5        4.7      0.7         0.1          0.0           0.0       0.0      0.0      0.0        0.0
North Carolina ....        5.0        1.1      0.0         0.4          0.2           0.0       3.3      0.0      0.0        0.0
Arizona ...........        3.9        1.9      0.1         0.0          0.2           1.7       0.0      0.1      0.0        0.0
Georgia ...........        3.4        1.6      1.1         0.0          0.4           0.1       0.0      0.1      0.2        0.0
Delaware ..........        3.4        0.2      3.2         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Nevada ............        2.9        1.5      1.3         0.0          0.0           0.0       0.0      0.2      0.0        0.0
New Jersey ........        2.7        1.2      0.3         0.0          0.8           0.4       0.0      0.0      0.0        0.0
Colorado ..........        2.1        2.0      0.1         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Minnesota .........        2.0        0.0      0.5         0.8          0.0           0.0       0.0      0.0      0.6        0.0
Washington ........        1.7        1.4      0.0         0.0          0.0           0.2       0.0      0.0      0.0        0.0
Oregon ............        1.5        0.0      0.0         0.0          1.4           0.0       0.0      0.0      0.0        0.0
Connecticut .......        1.5        0.3      0.1         0.0          0.0           0.4       0.0      0.1      0.5        0.0
Michigan ..........        1.4        0.7      0.4         0.3          0.0           0.0       0.0      0.0      0.0        0.0
Kentucky ..........        1.3        0.4      0.8         0.1          0.0           0.0       0.0      0.0      0.0        0.0
Pennsylvania ......        1.3        0.2      0.8         0.0          0.0           0.0       0.0      0.2      0.0        0.0
Indiana ...........        1.2        0.4      0.0         0.1          0.7           0.0       0.0      0.0      0.0        0.0
Utah ..............        1.2        0.0      0.0         0.5          0.7           0.0       0.0      0.1      0.0        0.0
Missouri ..........        1.1        0.0      0.0         0.0          0.9           0.1       0.0      0.1      0.0        0.0
Ohio ..............        1.1        0.1      0.9         0.0          0.0           0.0       0.0      0.1      0.0        0.0
Wisconsin .........        1.0        0.3      0.0         0.3          0.0           0.0       0.0      0.0      0.0        0.5
Maryland ..........        1.0        0.0      0.0         1.0          0.0           0.0       0.0      0.0      0.0        0.0
Illinois ..........        1.0        0.0      0.9         0.1          0.0           0.0       0.0      0.0      0.0        0.0
Kansas ............        0.8        0.0      0.0         0.4          0.4           0.0       0.0      0.0      0.0        0.0
Alabama ...........        0.8        0.6      0.0         0.0          0.0           0.0       0.0      0.2      0.0        0.0
Tennessee .........        0.7        0.3      0.1         0.2          0.0           0.0       0.0      0.1      0.0        0.0
Massachusetts .....        0.7        0.5      0.0         0.0          0.0           0.0       0.0      0.2      0.0        0.0
South Carolina ....        0.5        0.4      0.0         0.1          0.0           0.0       0.0      0.0      0.0        0.0
Rhode Island ......        0.5        0.0      0.5         0.0          0.0           0.0       0.0      0.0      0.0        0.0
West Virginia .....        0.4        0.4      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
New Mexico ........        0.2        0.2      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Arkansas ..........        0.1        0.0      0.0         0.1          0.0           0.0       0.0      0.0      0.0        0.0
Oklahoma ..........        0.1        0.0      0.0         0.1          0.0           0.0       0.0      0.0      0.0        0.0
Mississippi .......        0.1        0.1      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Iowa ..............        0.1        0.0      0.0         0.1          0.0           0.0       0.0      0.0      0.0        0.0
New Hampshire......        0.0        0.0      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Idaho .............        0.0        0.0      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
Nebraska ..........        0.0        0.0      0.0         0.0          0.0           0.0       0.0      0.0      0.0        0.0
                         -----       ----     ----        ----          ---           ---       ---      ---      ---        ---
Total .............      100.0%      43.4%    24.3%       10.0%         7.9%          5.0%      3.3%     3.2%     2.4%       0.5%
                         =====       ====     ====        ====          ===           ===       ===      ===      ===        ===

--------------------
(1)  For purposes of determining whether a mortgaged real property is located in
     Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       9

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL     MORTGAGE POOL
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only ....................................         12       $  602,700,000         19.6%
Single Tenant ....................................         17       $  219,688,650          7.1%
Loans  (greater than) 50% Single Tenant ..........         38       $  357,910,080         11.6%
Current Secondary Debt ...........................          9       $  414,393,732         13.5%
Future Secondary Debt Permitted ..................         26       $  877,559,224         28.6%
Lockbox ..........................................         72       $2,099,837,131         68.3%
Escrow Type(1)
 TI/LC Reserves(2) ...............................         70       $1,090,356,832         45.3%
 Real Estate Tax .................................        143       $2,476,252,769         80.6%
 Insurance .......................................        117       $2,001,616,358         65.1%
 Replacement Reserves ............................        134       $2,282,382,819         74.3%

SELECT CHARACTERISTICS OF LOAN GROUP 1

--------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL      LOAN GROUP 1
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only ....................................          9       $  541,000,000         18.4%
Single Tenant ....................................         17       $  219,688,650          7.5%
Loans  (greater than)  50% Single Tenant .........         38       $  357,910,080         12.2%
Current Secondary Debt ...........................          9       $  414,393,732         14.1%
Future Secondary Debt Permitted ..................         25       $  866,679,224         29.6%
Lockbox ..........................................         71       $2,082,407,131         71.0%
Escrow Type(1)
 TI/LC Reserves(2) ...............................         70       $1,090,356,832         45.3%
 Real Estate Tax .................................        130       $2,335,314,684         79.6%
 Insurance .......................................        105       $1,862,803,273         63.5%
 Replacement Reserves ............................        122       $2,148,444,733         73.3%

SELECT CHARACTERISTICS OF LOAN GROUP 2

--------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL      LOAN GROUP 2
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only ....................................         3          $ 61,700,000         43.8%
Single Tenant ....................................         0          $          0          0.0%
Loans  (greater than)  50% Single Tenant .........         0          $          0          0.0%
Current Secondary Debt ...........................         0          $          0          0.0%
Future Secondary Debt Permitted ..................         1          $ 10,880,000          7.7%
Lockbox ..........................................         1          $ 17,430,000         12.4%
Escrow Type(1)
 Real Estate Tax .................................        13          $140,938,085        100.0%
 Insurance .......................................        12          $138,813,085         98.5%
 Replacement Reserves ............................        12          $133,938,085         95.0%

--------------------
(1)  Does not include mortgage loans with upfront reserves.
(2)  TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use, industrial and other properties.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       10

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)

                                                            % OF       % OF       % OF
                                            AGGREGATE      INITIAL    INITIAL   INITIAL
          RANGE OF           NUMBER OF       CUT-OFF      MORTGAGE   MORTGAGE   MORTGAGE
          CUT-OFF             MORTGAGE   DATE PRINCIPAL     POOL       LOAN       LOAN
     DATE BALANCES ($)         LOANS         BALANCE       BALANCE    GROUP 1   GROUP 2
--------------------------- ----------- ---------------- ---------- ---------- ---------

     299,242 -   2,999,999       19      $   41,197,592    1.3%       1.3%       1.5%
   3,000,000 -   3,999,999        9          31,468,940    1.0        1.0        2.5
   4,000,000 -   4,999,999       20          91,173,370    3.0        2.7        9.3
   5,000,000 -   5,999,999       11          60,065,441    2.0        2.0        0.0
   6,000,000 -   6,999,999       16         103,150,863    3.4        3.3        4.8
   7,000,000 -   7,999,999        6          43,122,141    1.4        1.2        5.0
   8,000,000 -   9,999,999       10          88,125,374    2.9        2.7        6.4
  10,000,000 -  12,999,999       15         168,454,859    5.5        5.4        7.7
  13,000,000 -  19,999,999       22         352,284,896   11.5       10.9       23.9
  20,000,000 -  49,999,999       28         783,509,252   25.5       24.8       39.0
  50,000,000 -  99,999,999        8         561,070,789   18.3       19.1        0.0
 100,000,000 - 208,000,000        5         750,114,512   24.4       25.6        0.0
---------------------------      --      --------------  -----      -----      -----
  Total:                        169      $3,073,738,028  100.0%     100.0%     100.0%
  MIN: $299,242       MAX: $208,000,000
-----------------------------------------------------------------------------------------
   WTD. AVERAGE: $18,187,799
---------------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)

                                              % OF       % OF       % OF
                              AGGREGATE      INITIAL    INITIAL   INITIAL
               NUMBER OF       CUT-OFF      MORTGAGE   MORTGAGE   MORTGAGE
   RANGE OF     MORTGAGE   DATE PRINCIPAL     POOL       LOAN       LOAN
  DSCRS (X)      LOANS         BALANCE       BALANCE    GROUP 1   GROUP 2
------------- ----------- ---------------- ---------- ---------- ---------

  1.08 - 1.19       2      $   31,700,000    1.0%       1.1%       0.0%
  1.20 - 1.24      23         313,797,613   10.2       10.0       14.4
  1.25 - 1.29      36         665,124,091   21.6       22.2        9.2
  1.30 - 1.34      25         278,835,443    9.1        8.2       27.1
  1.35 - 1.39      16         247,924,687    8.1        8.3        3.0
  1.40 - 1.44      11          97,856,323    3.2        3.3        0.0
  1.45 - 1.49      18         185,199,145    6.0        6.2        2.5
  1.50 - 1.59      16         400,288,131   13.0       13.6        0.0
  1.60 - 1.99      16         714,225,967   23.2       22.5       39.0
  2.00 - 3.49       4          18,786,628    0.6        0.4        4.8
  3.50 - 6.16       2         120,000,000    3.9        4.1        0.0
-------------      --      --------------  -----      -----      -----
  Total:          169      $3,073,738,028  100.0%     100.0%     100.0%
  MIN: 1.08X       MAX: 6.16X
---------------------------------------------------------------------------
WTD. AVERAGE: 1.63X
-------------------------------------------------------------------------

MORTGAGE RATE (%)

                                     AGGREGATE        % OF       % OF       % OF
                                      CUT-OFF        INITIAL    INITIAL   INITIAL
                      NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
      RANGE OF         MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 MORTGAGE RATES (%)     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
-------------------- ----------- ----------------- ---------- ---------- ---------

  4.6250 - 4.7499          2      $  173,624,512     5.6%       5.9%       0.0%
  4.7500 - 4.9999          8         266,540,302     8.7        9.1        0.0
  5.0000 - 5.2499         55       1,264,569,372    41.1       40.3       59.2
  5.2500 - 5.4999         54         833,385,870    27.1       27.2       25.3
  5.5000 - 5.5999         15         157,554,317     5.1        5.2        3.1
  5.6000 - 5.6999         17         187,133,165     6.1        6.4        0.0
  5.7000 - 5.7499          2          28,953,306     0.9        1.0        0.0
  5.7500 - 5.9999         10          51,013,685     1.7        1.1       12.4
  6.0000 - 6.2499          3          54,664,434     1.8        1.9        0.0
  6.2500 - 6.5770          3          56,299,065     1.8        1.9        0.0
--------------------      --      --------------   -----      -----      -----
  Total:                 169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN: 4.6250%           MAX: 6.5770%
-----------------------------------------------------------------------------------
WTD. AVERAGE: 5.2788%
---------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                   AGGREGATE       % OF       % OF       % OF
                                    CUT-OFF       INITIAL    INITIAL   INITIAL
     RANGE OF       NUMBER OF        DATE        MORTGAGE   MORTGAGE   MORTGAGE
 CUT-OFF DATE LTV    MORTGAGE      PRINCIPAL       POOL       LOAN       LOAN
    RATIOS (%)        LOANS         BALANCE       BALANCE    GROUP 1   GROUP 2
------------------ ----------- ---------------- ---------- ---------- ---------

  19.3 - 24.9            2      $   20,299,242    0.7%       0.7%       0.0%
  25.0 - 49.9            5         267,661,899    8.7        9.1        0.0
  50.0 - 59.9           16         245,737,685    8.0        8.2        3.2
  60.0 - 64.9           14         100,003,968    3.3        3.2        4.8
  65.0 - 69.9           24         280,198,836    9.1        9.3        4.6
  70.0 - 74.9           44         968,814,152   31.5       30.9       43.6
  75.0 - 79.9           56       1,094,182,246   35.6       35.4       38.9
  80.0 - 80.0            8          96,840,000    3.2        3.1        5.0
------------------      --      --------------  -----      -----      -----
  Total:               169      $3,073,738,028  100.0%     100.0%     100.0%
  MIN: 19.3%        MAX: 80.0%
--------------------------------------------------------------------------------
WTD. AVERAGE: 69.2%
------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)

                                 AGGREGATE        % OF       % OF       % OF
    RANGE OF                      CUT-OFF        INITIAL    INITIAL   INITIAL
  MATURITY DATE   NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
     OR ARD        MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 LTV RATIOS (%)     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
---------------- ----------- ----------------- ---------- ---------- ---------

  0.4 - 24.9           3      $   26,608,984     0.9%       0.9%       0.0%
  25.0 - 49.9         18         396,267,794    12.9       13.4        3.2
  50.0 - 54.9         17         243,927,955     7.9        8.3        0.0
  55.0 - 59.9         29         297,464,762     9.7       10.1        1.5
  60.0 - 62.4         20         242,987,667     7.9        7.8        9.5
  62.5 - 64.9         24         383,606,266    12.5       12.3       17.1
  65.0 - 67.4         19         274,253,806     8.9        8.7       14.0
  67.5 - 69.9         18         431,075,794    14.0       14.3        7.9
  70.0 - 79.1         21         777,545,000    25.3       24.3       46.7
----------------      --      --------------   -----      -----      -----
  Total:             169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN: 0.4%          MAX: 79.1%
-------------------------------------------------------------------------------
WTD. AVERAGE: 61.3%
-----------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       11

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)

                                     AGGREGATE        % OF       % OF       % OF
                                      CUT-OFF        INITIAL    INITIAL   INITIAL
      RANGE OF        NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
   ORIGINAL TERMS      MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 TO MATURITY (MOS.)     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
-------------------- ----------- ----------------- ---------- ---------- ---------

   44 - 60                 6      $  244,735,511     8.0%       8.3%       0.0%
   61 - 84                 9         364,223,709    11.8       12.4        0.0
   85 - 120              152       2,426,759,994    79.0       77.9      100.0
  121 - 185                2          38,018,813     1.2        1.3        0.0
--------------------     ---      --------------   -----      -----      -----
  Total:                 169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN: 44 MOS.           MAX: 185 MOS.
-----------------------------------------------------------------------------------
WTD. AVERAGE: 110 MOS.
---------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)

                                            AGGREGATE        % OF       % OF       % OF
                                             CUT-OFF        INITIAL    INITIAL   INITIAL
          RANGE OF           NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
          ORIGINAL            MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 AMORTIZATION TERMS (MOS.)     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
--------------------------- ----------- ----------------- ---------- ---------- ---------

  Interest Only                  12      $  602,700,000    19.6%      18.4%      43.8%
  180 - 299                       6          93,409,027     3.0        3.2        0.0
  300 - 329                      20         395,390,817    12.9       13.5        0.0
  330 - 360                     131       1,982,238,184    64.5       64.9       56.2
---------------------------     ---      --------------   -----      -----      -----
  Total:                        169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN:1 180 MOS.           MAX: 360 MOS.
------------------------------------------------------------------------------------------
WTD. AVERAGE(1): 346 MOS.
----------------------------------------------------------------------------------------

AMORTIZATION TYPES FOR ALL MORTGAGE LOANS

                                     AGGREGATE        % OF       % OF       % OF
                                      CUT-OFF        INITIAL    INITIAL   INITIAL
                      NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
                       MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 AMORTIZATION TYPES     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
-------------------- ----------- ----------------- ---------- ---------- ---------

  IO-ARD                   3      $  106,500,000     3.5%       3.6%       0.0%
  Balloon                 79       1,094,601,191    35.6       35.6       36.0
  Interest Only           12         602,700,000    19.6       18.4       43.8
  IO-Balloon              66       1,200,860,000    39.1       40.0       20.3
  ARD                      8          62,767,094     2.0        2.1        0.0
  Fully Amortizing         1           6,309,742     0.2        0.2        0.0
--------------------      --      --------------   -----      -----      -----
  Total:                 169      $3,073,738,028   100.0%     100.0%     100.0%
--------------------     ---      --------------   -----      -----      -----

REMAINING TERM TO MATURITY OR ARD (MOS)

                                     AGGREGATE        % OF       % OF       % OF
                                      CUT-OFF        INITIAL    INITIAL   INITIAL
      RANGE OF        NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
   REMAINING TERMS     MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
 TO MATURITY (MOS.)     LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
-------------------- ----------- ----------------- ---------- ---------- ---------

   43 -  84               16      $  676,959,220    22.0%      23.1%       0.0%
   85 - 119              149       2,301,329,994    74.9       74.3       87.6
  120 - 181                4          95,448,813     3.1        2.7       12.4
--------------------     ---      --------------   -----      -----      -----
  Total:                 169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN: 43 MOS.           MAX: 181 MOS.
-----------------------------------------------------------------------------------
WTD. AVERAGE: 108 MOS.
---------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)

                                         AGGREGATE        % OF       % OF       % OF
                                          CUT-OFF        INITIAL    INITIAL   INITIAL
        RANGE OF          NUMBER OF         DATE        MORTGAGE   MORTGAGE   MORTGAGE
 REMAINING AMORTIZATION    MORTGAGE      PRINCIPAL        POOL       LOAN       LOAN
      TERMS (MOS.)          LOANS         BALANCE        BALANCE    GROUP 1   GROUP 2
------------------------ ----------- ----------------- ---------- ---------- ---------

    0 - 120                   12      $  602,700,000    19.6%      18.4%      43.8%
  121 - 360                  157       2,471,038,028    80.4       81.6       56.2
------------------------     ---      --------------   -----      -----      -----
  Total:                     169      $3,073,738,028   100.0%     100.0%     100.0%
  MIN:1  177 MOS.           MAX: 360 MOS.
--------------------------------------------------------------------------------------
WTD. AVERAGE(1): 345 MOS.
--------------------------------------------------------------------------------------

PARTIAL IO TERM (MOS)

                                   AGGREGATE
                                    CUT-OFF       % OF INITIAL   % OF INITIAL   % OF INITIAL
                    NUMBER OF         DATE          MORTGAGE       MORTGAGE       MORTGAGE
     RANGE OF        MORTGAGE      PRINCIPAL          POOL           LOAN           LOAN
 PARTIAL IO TERMS     LOANS         BALANCE          BALANCE        GROUP 1       GROUP 2
------------------ ----------- ----------------- -------------- -------------- -------------

   7 - 12           8           $  132,540,000    4.3%           4.5%           0.0%
  13 - 24          30              435,630,000   14.2           14.3           12.5
  25 - 36          19              434,690,000   14.1           14.5            7.7
  49 - 60          12              304,500,000    9.9           10.4            0.0
------------------ --           --------------   -----          -----          -----
  Total:           69           $1,307,360,000   42.5%          43.6%          20.3%
  MIN:  7 MOS.           MAX:  60 MOS.
---------------------------------------------------------------------------------------------
WTD. AVERAGE: 34 MOS.
---------------------------------------------------------------------------------------------

--------------------
(1)  Does not include interest only loans.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       12

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                     PERCENT OF REMAINING BALANCE ANALYSIS(1)

              MONTHS SINCE
                 CUT-OFF        NUMBER OF     AGGREGATE REMAINING
   PERIOD         DATE       MORTGAGE LOANS    PRINCIPAL BALANCE
------------ -------------- ---------------- ---------------------

 6/1/2006           6             169          $3,064,833,532.72
 6/1/2007          18             169          $3,044,946,978.10
 6/1/2008          30             169          $3,019,603,729.78
 6/1/2009          42             169          $2,986,786,483.33
 6/1/2010          54             168          $2,901,836,652.81
 6/1/2011          66             163          $2,674,465,240.70
 6/1/2012          78             162          $2,626,497,883.49
 6/1/2013          90             153          $2,189,593,791.87
 6/1/2014         102             153          $2,148,262,222.75
 6/1/2015         114             146          $1,953,025,641.09
 6/1/2016         126               2          $   25,793,559.24
 6/1/2017         138               2          $   24,222,873.98
 6/1/2018         150               2          $   22,564,548.19
 6/1/2019         162               2          $   20,813,686.85
 6/1/2020         174               2          $   18,968,142.25

                     % OF REM                % OF REM               % OF REM
              MORTGAGE POOL BALANCE   MORTGAGE POOL BALANCE   MORTGAGE POOL BALANCE
   PERIOD     LOCK OUT/DEFEASANCE(2)   YIELD MAINTENANCE(3)          OPEN              TOTAL
------------ ----------------------- ----------------------- ---------------------- ------------

 6/1/2006              90.97%                  9.03%                   0.00%            100.00%
 6/1/2007              90.92%                  9.08%                   0.00%            100.00%
 6/1/2008              92.09%                  7.91%                   0.00%            100.00%
 6/1/2009              90.04%                  8.28%                   1.68%            100.00%
 6/1/2010              90.58%                  9.42%                   0.00%            100.00%
 6/1/2011              91.99%                  8.01%                   0.00%            100.00%
 6/1/2012              82.20%                  7.60%                  10.20%            100.00%
 6/1/2013              92.37%                  7.63%                   0.00%            100.00%
 6/1/2014              92.41%                  7.59%                   0.00%            100.00%
 6/1/2015              43.84%                  5.72%                  50.44%            100.00%
 6/1/2016              90.79%                  9.21%                   0.00%            100.00%
 6/1/2017              92.25%                  7.75%                   0.00%            100.00%
 6/1/2018              94.00%                  6.00%                   0.00%            100.00%
 6/1/2019              96.16%                  3.84%                   0.00%            100.00%
 6/1/2020              98.85%                  0.00%                   1.15%            100.00%

--------------------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
     Assumptions to be described in the prospectus supplement.

(2)  Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)  Loans which allow either defeasance or yield maintenance are shown as having yield maintenance.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:

                                                   NUMBER OF
                                                   MORTGAGE
                                                    LOANS/
                                       MORTGAGE    MORTGAGED      CUT-OFF DATE        SHADOW
                                         LOAN        REAL           PRINCIPAL         RATING
              LOAN NAME                 SELLER    PROPERTIES         BALANCE      MOODY'S/S&P(1)
------------------------------------- ---------- ------------ ------------------- --------------

 Galileo NXL Retail Portfolio and
  Westminster City Center ...........    MLML       2/19      $  255,000,000.00         NAP
 Ashford Hotel Portfolio ............    MLML       1/10      $  160,490,000.00         NAP
 Glendale Galleria(3) ...............    MLML        1/1      $  153,624,512.18       Baa2/A
 Louisiana Boardwalk ................     CRF        1/1      $  128,000,000.00         NAP
 International Home Furnishings
  Center ............................    IXIS        1/1      $  100,000,000.00       Aaa/AAA
 Galileo NXL Retail Portfolio 2 .....    MLML       1/13      $   99,000,000.00         NAP
 Chase Manhattan Centre .............     CRF        1/1      $   97,293,655.41         NAP
 Younan Portfolio - Dallas ..........     CRF        1/3      $   80,000,000.00         NAP
 U-Haul Self Storage Portfolio V,
  VI and VII ........................    MLML       3/56      $   77,481,551.96         NAP
 Lowe Tyson's Corner ................    MLML        1/2      $   68,000,000.00         NAP
                                                   ------     -----------------
 TOTAL ..............................              13/107     $1,218,889,719.55
                                                              =================

                                         % OF
                                        INITIAL                                 LOAN
                                       MORTGAGE                                BALANCE              CUT-OFF
                                         POOL       PROPERTY      PROPERTY       PER               DATE LTV
              LOAN NAME                 BALANCE       TYPE         SIZE(2)     SF/UNIT   DSCR(X)   RATIO (%)
------------------------------------- ----------  ------------  -----------   --------- --------- ----------

 Galileo NXL Retail Portfolio and
  Westminster City Center ...........     8.3%       Retail      3,482,988     $    73     1.76x      72.4%
 Ashford Hotel Portfolio ............     5.2      Hospitality       1,703     $94,240     1.51       76.0
 Glendale Galleria3 .................     5.0        Retail        660,671(4)  $   423     1.86       44.3
 Louisiana Boardwalk ................     4.2        Retail        544,175     $   235     1.26       79.0
 International Home Furnishings
  Center ............................     3.3         Other      2,706,510     $    37     6.16       30.1
 Galileo NXL Retail Portfolio 2 .....     3.2        Retail      1,588,089     $    62     1.83       73.1
 Chase Manhattan Centre .............     3.2        Office        441,341     $   220     1.27       79.1
 Younan Portfolio - Dallas ..........     2.6        Office      1,005,787     $    80     1.38       71.4
 U-Haul Self Storage Portfolio V,
  VI and VII ........................     2.5     Self Storage   1,149,205     $    67     1.46       73.9
 Lowe Tyson's Corner ................     2.2        Office        431,861     $   157     1.26       67.3
                                         ----                                              ----       ----
 TOTAL ..............................    39.7%                                             1.94X      66.9%
                                                                                          =====       ====

--------------------
(1)  Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, a
     division of The McGraw-Hill Companies, Inc. have indicated that, in accordance with their respective methodologies, the credit characteristics of the related loan(s), are consistent with the characteristics of the applicable rated obligation.

(2)  Property Size is indicated in rooms (for hospitality properties) and square feet (for office, industrial, retail, and self storage properties).

(3)  Such ratios with respect to the Glendale Galleria loan combination are based on the aggregate indebtedness of the Glendale Galleria mortgage loan that will be included in the trust and the Glendale Galleria pari passu non-trust loan, but exclude the Glendale Galleria subordinate non-trust loan.

(4)  The Property Size for Glendale Galleria includes in-line retail and office tenants and does not include the 190,000 square feet Macy's ground lease pad.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       13

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

GALILEO NXL RETAIL PORTFOLIO AND WESTMINSTER CITY CENTER

  [GALILEO NXL RETAIL PORTFOLIO AND WESTMINSTER CITY CENTER PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                         19
Location (City/State)                                                See Table
Property Type                                                  Anchored Retail
Size (Square Feet)                                                   3,482,988
Physical Percentage Occupancy as of July 11, 2005                     94.5%(1)
Year Built/Renovated                                                 See Table
Appraisal Value                                                   $352,065,000
# of Tenant Leases                                                         349
Average Rent Per Square Foot                                             $7.79
Underwritten Economic Occupancy                                          96.0%
Underwritten Revenues                                              $34,616,187
Underwritten Total Expenses                                         $8,769,027
Underwritten Net Operating Income (NOI)                            $25,847,158
Underwritten Net Cash Flow (NCF)                                   $23,539,209
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                     MLML
 Loan Group                                                                  1
 Origination Date                                              August 10, 2005
 Cut-off Date Principal Balance                                   $255,000,000
 Cut-off Date Loan Balance Per SF/Unit                                     $73
 Percentage of Initial Mortgage Pool Balance                              8.3%
 Number of Mortgage Loans                                                    2
 Type of Security (Fee/Leasehold)                                Fee/Leasehold
 Mortgage Rate                                                         5.1700%
 Amortization Type                                               Interest Only
 IO Period (Months)                                                        120
 Original Term to Maturity/ARD (Months)                                    120
 Original Amortization Term (Months)                                         0
 Lockbox                                                                  Hard
 Cut-off Date LTV Ratio                                                  72.4%
 LTV Ratio at Maturity or ARD                                            72.4%
 Underwritten DSCR on NOI                                                1.93x
 Underwritten DSCR on NCF                                                1.76x
--------------------------------------------------------------------------------

--------------------
(1)  Occupancy reflects the weighted average for the Galileo NXL Retail
     Portfolio and Westminster City Center Properties (hereinafter defined) by square footage.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       14

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                             [LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       15

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (collectively, the "Galileo NXL Retail Portfolio and Westminster City Center Loans") are evidenced by two cross-collateralized and cross-defaulted promissory notes secured by first mortgages encumbering 19 anchored community shopping centers (the "Galileo NXL Retail Portfolio and
Westminster City Center Properties"). The table below provides specific information about the Galileo NXL Retail Portfolio and Westminster City Center
Properties. The Galileo NXL Retail Portfolio and Westminster City Center loans represent approximately 8.3% of the initial mortgage pool balance and approximately 8.7% of the initial loan group 1 balance.

The Galileo NXL Retail Portfolio and Westminster City Center Loans were originated on August 10, 2005 and have an aggregate principal balance as of the cut-off date of $255,000,000. The Galileo NXL Retail Portfolio and Westminster
City Center Loans have a remaining term of 117 months to their maturity date of
September 1, 2015. The Galileo NXL Retail Portfolio and Westminster City Center
Loans may be prepaid on or after June 1, 2015, and permit defeasance with
United States government obligations beginning on the earlier of two years after the creation of the securitization trust.

THE PROPERTIES. The Galileo NXL Retail Portfolio and Westminster City Center
Loans are secured by 19 anchored community shopping centers totaling 3,482,988 square feet. The Galileo NXL Retail Portfolio and Westminster City Center
Properties are located in 14 states and six regions, including the Northeast,
Mid-Atlantic, South, Midwest, Mountain West, and West Coast. The largest state concentrations are represented by Florida, with three properties totaling
509,879 square feet (14.6% of total); Georgia, with three properties totaling
471,715 square feet (13.5% of total); and New York, with two properties totaling 440,334 square feet (12.6% of total). No other state represents more than 10% of the portfolio by square footage. The Galileo NXL Retail Portfolio and Westminster City Center Properties were purchased by the Galileo NXL Retail
Portfolio and Westminster City Center Borrowers (as defined below) from NXL (as defined below) (or affiliates thereof) simultaneously with the origination of the Galileo NXL Retail Portfolio and Westminster City Center Loans.

The following table presents certain information regarding the Galileo NXL
Retail Portfolio and Westminster City Center Properties:

-----------------------------------------------------------------------------------------
           GALILEO NXL RETAIL PORTFOLIO AND WESTMINSTER CITY CENTER PROPERTIES
           -------------------------------------------------------------------
                                                                YEAR BUILT/      SQUARE
                PROPERTY             CITY              STATE     RENOVATED       FEET
-----------------------------------------------------------------------------------------

 Westminster City Center .......... Westminster         CO        1996          341,600
 Panama City Square ............... Panama City         FL        1989          289,119
 Parkway Plaza .................... Winston Salem       NC     1960 / 2004      286,405
 Galleria Commons ................. Henderson           NV        1998          276,460
 Shops at Seneca Mall ............. Liverpool           NY     1971 / 1989      235,725
 Merchants Central ................ Winchester          TN        1996          208,123
 Genesee Valley Shopping
   Center ......................... Geneseo             NY        1993          204,609
 Vail Ranch Center ................ Temecula            CA     1997 / 2004      203,904
 Roundtree Place .................. Ypsilanti           MI        1992          195,413
 Perry Marketplace ................ Perry               GA     1992 / 2004      179,973
 Island Plaza ..................... James Island        SC        1994          171,224
 London Marketplace ............... London              KY        1994          169,032
 Perlis Plaza ..................... Americus            GA     1972 / 2003      165,315
 Marketplace at Wycliffe .......... Lake Worth          FL        2002          133,520
 Cordele Square ................... Cordele             GA     1968 / 2002      126,427
 Normandy Square .................. Jacksonville        FL     1976 / 1996       87,240
 Grand Central Plaza .............. Parkersburg         WV        1986           74,017
 Westlane Shopping Center ......... Indianapolis        IN     1968 / 1982       71,490
 Shops at Prospect ................ West Hempfield      PA        1994           63,392
----------------------------------- ---------------- --------     ----          -------
 TOTAL / WEIGHTED AVERAGE .........                                           3,482,988
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
               GALILEO NXL RETAIL PORTFOLIO AND WESTMINSTER CITY CENTER PROPERTIES
               -------------------------------------------------------------------
                                   % OF TOTAL                                             APPRAISED
                PROPERTY          SQUARE FEET      OCCUPANCY         PRIMARY TENANT         VALUE
--------------------------------------------------------------------------------------------------------

 Westminster City Center ..........   9.8%           100.0%       Circuit City            $64,800,000
 Panama City Square ...............   8.3%            95.7%         Wal-Mart              $23,250,000
 Parkway Plaza ....................   8.2%            94.9%     Lowes Food Stores         $27,400,000
 Galleria Commons .................   7.9%            82.9%    Burlington Coat Factory    $33,900,000
 Shops at Seneca Mall .............   6.8%            73.4%             K-Mart            $10,600,000
 Merchants Central ................   6.0%            96.7%            Wal-Mart           $13,350,000
 Genesee Valley Shopping
   Center .........................   5.9%           100.0%(1)         Wal-Mart           $18,400,000
 Vail Ranch Center ................   5.9%            96.1%      Stater Bros. Market      $37,900,000
 Roundtree Place ..................   5.6%            98.1%            Wal-Mart           $15,900,000
 Perry Marketplace ................   5.2%            98.0%             Kroger            $12,800,000
 Island Plaza .....................   4.9%            93.2%           Gold's Gym          $11,400,000
 London Marketplace ...............   4.9%           100.0%             K-Mart            $11,450,000
 Perlis Plaza .....................   4.7%            96.6%             Belk's            $ 9,800,000
 Marketplace at Wycliffe ..........   3.8%            96.4%           Winn-Dixie          $26,900,000
 Cordele Square ...................   3.6%            97.1%             Belk's            $ 7,425,000
 Normandy Square ..................   2.5%           100.0%           Winn-Dixie          $ 6,500,000
 Grand Central Plaza ..............   2.1%           100.0%           T.J. Maxx           $ 7,350,000
 Westlane Shopping Center .........   2.1%            95.0%       Marsh Supermarkets      $ 4,340,000
 Shops at Prospect ................   1.8%            94.1%            Redner's           $ 8,600,000
-----------------------------------------          --------    -------------------------  ------------
 TOTAL / WEIGHTED AVERAGE ......... 100.0%            94.5%                               $352,065,000
--------------------------------------------------------------------------------------------------------

--------------------
(1)  The economic occupancy at the Genesee Valley Shopping Center Property is
     100%. However, the physical occupancy is 54.5%. Wal-Mart, the largest tenant, went dark on August 24, 2005 but will continue to pay rent until the expiration of the lease on January 29, 2013.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       16

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants of the Galileo NXL Retail Portfolio and Westminster City Center Properties:

--------------------------------------------------------------------------------------------
                              TEN LARGEST TENANTS BY BASE RENT
                              --------------------------------
                                                                CREDIT RATINGS    NUMBER OF
 TENANT                                   PARENT COMPANY        (MOODY'S/S&P)(1)   STORES
--------------------------------------------------------------------------------------------

 Wal-Mart .......................     Wal-Mart Stores Inc.          Aa2/AA           4
 Babies R Us ....................       Toys R Us, Inc.            Caa2/B-           2
 Winn-Dixie .....................    Winn-Dixie Stores Inc.         NR/NR            3
 Circuit City ...................  Circuit City Stores, Inc.        NR/NR            1
 TJ Maxx ........................        TJX Cos. Inc.               A3/A            3
 Burlington Coat Factory ........   Burlington Coat Factory         NR/NR            1
                                        Warehouse Corp.
 Comp USA .......................        Comp USA Inc.              NR/NR            2
 Gordman's ......................        Gordman's Inc.             NR/NR            1
 Wegman's .......................  Wegmans Food Markets Inc.        A-/NR            1
 Kroger .........................        The Kroger Co.           Baa2/BBB-          2
--------------------------------- ---------------------------        ----           --
 TOTAL ..........................                                                   20
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                              TEN LARGEST TENANTS BY BASE RENT
                              --------------------------------
                                                 % OF PORTFOLIO                   % OF PORTFOLIO
 TENANT                             BASE RENT      BASE RENT       SQUARE FEET         GLA
-------------------------------------------------------------------------------------------------

 Wal-Mart ....................... $1,979,802           7.3%          461,079           13.2%
 Babies R Us .................... $  791,187           2.9%           80,734            2.3%
 Winn-Dixie ..................... $  779,176           2.9%           97,074            2.8%
 Circuit City ................... $  731,048           2.7%           58,908            1.7%
 TJ Maxx ........................ $  658,935           2.4%           92,822            2.7%
 Burlington Coat Factory ........ $  637,500           2.4%           85,000            2.4%
 Comp USA ....................... $  634,199           2.3%           49,473            1.4%
 Gordman's ...................... $  613,299           2.3%           54,260            1.6%
 Wegman's ....................... $  608,499           2.2%           77,413            2.2%
 Kroger ......................... $  579,075           2.1%           79,074            2.3%
--------------------------------------------          ----           ---------         ----
 TOTAL .......................... $8,012,719          29.5%          1,135,837         32.6%
-------------------------------------------------------------------------------------------------

--------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Galileo NXL Retail Portfolio and Westminster City Center
Properties:

----------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE(2)
                                                  --------------------------
                      NUMBER      SQUARE       % OF        BASE        % OF    CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES      FEET        GLA        RENT     BASE RENT  SQUARE FEET    % OF GLA    BASE RENT   OF BASE RENT
 YEAR                EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........    NAP       192,451      5.5%          NAP        NAP        192,451        5.5%        NAP           NAP
 Month-to-Month ..     13        43,380      1.2%     $   567,560      2.1%      235,831        6.8%    $   567,560        2.1%
 2005.............     25        66,106      1.9%     $   744,393      2.7%      301,937        8.7%    $ 1,311,953        4.8%
 2006.............     68       379,429     10.9%     $ 2,857,298     10.5%      681,366       19.6%    $ 4,169,251       15.4%
 2007.............     72       398,395     11.4%     $ 3,527,617     13.0%    1,079,761       31.0%    $ 7,696,868       28.4%
 2008.............     48       361,127     10.4%     $ 2,929,128     10.8%    1,440,888       41.4%    $10,625,995       39.2%
 2009.............     38       278,560      8.0%     $ 2,573,131      9.5%    1,719,448       49.4%    $13,199,126       48.7%
 2010.............     15       158,988      4.6%     $ 1,027,970      3.8%    1,878,436       53.9%    $14,227,097       52.5%
 2011 ............     13       206,772      5.9%     $ 2,169,778      8.0%    2,085,208       59.9%    $16,396,875       60.5%
 2012.............     16       389,247     11.2%     $ 3,170,791     11.7%    2,474,455       71.0%    $19,567,666       72.2%
 2013.............      8       170,548      4.9%     $ 1,339,372      4.9%    2,645,003       75.9%    $20,907,038       77.1%
 Thereafter ......     33       837,985     24.1%     $ 6,210,006     22.9%    3,482,988      100.0%    $27,117,044      100.0%
------------------    ---     ---------    -----      -----------    -----     ---------      -----     -----------     ------
 TOTAL ...........    349     3,482,988    100.0%     $27,117,044    100.0%    3,482,988      100.0%    $27,117,044      100.0%
----------------------------------------------------------------------------------------------------------------------------------

--------------------
(2)  Information obtained from the Galileo NXL Retail Portfolio and Westminster
     City Center Borrower's rent roll.

THE BORROWERS. The following Galileo NXL Retail Portfolio and Westminster City
Center Borrowers are associated with the two promissory notes comprising the
Galileo NXL Retail Portfolio and Westminster City Center Loans: Galileo
Westminster LLC; Galileo Vail Ranch, LP; Galileo Galleria, LLC; Galileo Parkway
Plaza, LP; Galileo Marketplace Wycliffe, LLC; Galileo Panama City, LLC; Galileo
Apollo IV Sub LLC; Galileo Roundtree Place, LLC; Galileo Merchants Central LP;
Galileo London Marketplace, LLC; Galileo Shops at Prospect LP; Galileo Grand
Central Plaza LLC and Galileo Normandy Square, LLC (collectively, the "Galileo
NXL Retail Portfolio and Westminster City Center Borrowers"). Each of these entities is a single-purpose Delaware limited liability company or Delaware limited partnership. Galileo America LLC, a Delaware limited liability company
(the "JV"), the members of which are New Plan Australian Member, LLC (3.74%), a
Delaware limited liability company, ERP Australian Member, LLC (1.26%), a

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       17

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

Delaware limited liability company, and Galileo America, Inc. (95%), a real estate investment trust (a "REIT") organized under the laws of Maryland, indirectly owns 100% of the beneficial interests in all of the Galileo NXL
Retail Portfolio and Westminster City Center Borrowers.

Galileo America, Inc. is wholly-owned by Galileo Shopping America Trust, which is a publicly traded REIT on the Australian Stock Exchange that was formed in
2003 and that has reported approximately $1.77 billion of assets.(1)

New Plan Australian Member, LLC and ERP Australian Member, LLC are each directly or indirectly owned by New Plan Excel Realty Trust, Inc, ("NXL"), a
NYSE-listed real estate investment trust. NXL is a New York-based REIT that was formed in 1972 and has been publicly traded since 1993. As of October 27, 2005,
NXL's equity market capitalization was valued at over $2.2 billion and its net real estate assets were valued at over $3.5 billion. The 52-week range for
NXL's stock is $20.18 to $28.65.

PROPERTY MANAGEMENT. NXL has retained an ownership interest in the Galileo NXL
Retail Portfolio and Westminster City Center Properties through its 5% stake in
Galileo America LLC, the purchaser of the Galileo NXL Retail Portfolio and
Westminster City Center Properties and the deal sponsor. NXL, which managed the properties prior to their acquisition by the Galileo NXL Retail Portfolio and
Westminster City Center Borrowers, will continue to manage the properties through ERT Australian Management, L.P.

LOCKBOX. At closing the Galileo NXL Retail Portfolio and Westminster City
Center Borrowers established a hard lockbox. The Galileo NXL Retail Portfolio and Westminster City Center Borrowers shall have access to and rights of withdrawal with respect to the rent account until the occurrence of an event of default or if the debt service coverage ratio (DSCR) for the preceding 12 months is less than 1.27x (a "Cash Management Trigger Event").  Upon the occurrence of a Cash Management Trigger Event, the rent account shall be under the sole dominion and control of the lender until the event of default causing the Cash Management Trigger Event has been cured or waived or the DSCR for the preceding 12 months is at least 1.37x for three months.

ESCROWS. The following escrow / reserve accounts have been established with respect to the Galileo NXL Retail Portfolio and Westminster City Center Loans:

--------------------------------------------------------------
                      ESCROWS / RESERVES
                      ------------------
  TYPE:                           INITIAL       MONTHLY
--------------------------------------------------------------
  Taxes ...................     $2,278,202     $336,196
  Insurance ...............       $449,922      $64,275
  Capital Expenditures ....             $0      $43,537
  Immediate Repair Reserves       $224,219           $0
  Rollover Reserves .......       $568,956           $0
  Ground Rent .............        $14,358       $7,179
--------------------------------------------------------------

SUBSTITUTION. Permitted in connection with the $208,000,000 Galileo NXL Retail
Portfolio Loan provided that, among other things, the following conditions are satisfied after giving effect to the substitution: (i) the loan-to-value ratio is less than the lesser of the loan-to-value ratio for the substituted property based on an appraisal not more than 45 days prior to such substitution and the allocated loan amount for such property and 72.5%, (ii) the DSCR is at least equal to the greater of the DSCR in the Preceding Period (as defined herein)
and 1.83x, and (iii) the net operating income (NOI) is at least equal to the
NOI in the Preceding Period. "Preceding Period" is the trailing 12 month period immediately prior to a substitution, release or alteration, as the case may be.
The allocated loan amount of the substitute property or properties shall not exceed, individually or in the aggregate, 33% of the principal balance on the closing date.

PARTIAL DEFEASANCE OF INDIVIDUAL PROPERTIES. Permitted after the second anniversary of securitization for the $208,000,000 Galileo NXL Retail Portfolio
Loan, provided that, among other things, the following conditions are satisfied after giving effect to the release: (i) the DSCR is equal to or greater than the DSCR in the Preceding Period and 1.83x, and (ii) the Galileo NXL Retail
Portfolio Borrowers deposit with the lender U.S. government securities sufficient to make scheduled payments on the loan in the amount of 125% of the allocated loan amount in respect of the released property.

PARCEL RELEASE/PARTIAL DEFEASANCE OF PARCELS. Permitted for unimproved, non-income producing parcels of land (or parking areas with de minimis income)
for addition or expansion of improvements for retail purposes, provided that, among other things, (i) the borrower delivers an officer's certificate stating that the value and the NOI at the remaining property would increase after taking into account the proposed use of the release parcel, (ii) DSCR for the
Preceding Period is not less than 1.83x, in the case of the $208,000,000
Galileo NXL Retail Portfolio Loan, or 1.58x, in the case of the $47,000,000
Westminster City Center Loan, (iii) prior to the second anniversary of securitization, the greater of the appraised value of the parcel and the purchase price of the parcel plus the greater of 1% thereof or yield maintenance thereon is held by the lender as additional collateral, or after the second anniversary of securitization, defeasance in the amount of 125% of the greater of the appraised value of the parcel and the purchase price of the parcel, (iv) the release parcel is subdivided from the remaining property and
(v) the borrower delivers certain legal opinions and officer's certificates.

--------------------
(1)  Based on the $US exchange rate as of September 7, 2005.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       18

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

In addition, in the case of the $47,000,000 Westminster City Center Loan, one of the tenants at the property has the option to purchase the parcel it currently leases and a right of first refusal with respect to such parcel, the exercise of which is permitted, provided that, among other things, (i) the release parcel is subdivided from the remaining property, (ii) the borrower delivers certain legal opinions and officer's certificates and (iii) if the
DSCR (excluding the lease that contains the purchase option and right of first refusal) is less than 1.58x on the date of the release, the borrower shall pay to the lender the amount the tenant is required to pay to the borrower under the lease in connection with the purchase and such amount shall be held by the lender as additional collateral for the loan until the DSCR (excluding the lease that contains the purchase option and right of first refusal) exceeds
1.58x for three consecutive payment dates.

PROPERTY ALTERATIONS. Permitted, subject to certain restrictions, including providing a completion guaranty for alterations, in the aggregate, in excess of
$5,000,000 for the $208,000,000 Galileo NXL Retail Portfolio Loan, or in excess of $2,000,000 for the $47,000,000 Westminster City Center Loan, the posting of collateral in the event that NOI during the Preceding Period exceeds by 5% or more the NOI during alteration, or any alteration that would exceed 5% of the principal balance of either loan and the delivery of certain legal opinions and officer's certificate of the borrower. However, alterations which would reduce debt yield during such alteration below 90% of the pre-alteration debt yield or which have an aggregate budgeted cost greater than 15% of the principal balance, are not permitted.

ENVIRONMENTAL INSURANCE(1). Six of the nineteen properties securing the Galileo
NXL Retail Portfolio Loan and Westminster City Center Loan currently have or historically had dry cleaners or gas stations on the premises. The Borrowers have obtained an environmental insurance policy through AIG that provides $2 million of coverage per incident up to a $7.5 million aggregate cap.

----------
(1)  The environmental insurance policy provides blanket coverage for a
     69-property portfolio. The policy has a 5-year term and Galileo NXL Retail
     Portfolio and Westminster City Center Borrower has provided a covenant to renew the policy, subject to the availability of a new policy on commercially reasonable terms.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       19

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

ASHFORD HOTEL PORTFOLIO
-----------------------

                        [ASHFORD HOTEL PICTURES OMITTED]

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
  Number of Mortgaged Properties                                            10
  Location (City/State)                                              See Table
  Property Type                                                    Hospitality
  Size (Rooms)                                                           1,703
  Physical Percentage Occupancy as of June 30, 2005                      73.3%
  Year Built/Renovated                                               See Table
  Appraisal Value                                                 $211,100,000
  Underwritten Economic Occupancy                                        73.9%
  Underwritten Revenues                                            $58,216,936
  Underwritten Total Expenses                                      $38,529,664
  Underwritten Net Operating Income (NOI)                          $19,687,271
  Underwritten Net Cash Flow (NCF)                                 $17,358,593
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LOAN INFORMATION
--------------------------------------------------------------------------------
  Mortgage Loan Seller                                                    MLML
  Loan Group                                                                 1
  Origination Date                                            October 13, 2005
  Cut-off Date Principal Balance                                  $160,490,000
  Cut-off Date Loan Balance Per Room                                   $94,240
  Percentage of Initial Mortgage Pool Balance                             5.2%
  Number of Mortgage Loans                                                   1
  Type of Security (Fee/Leasehold)                           9 Fee/1 Leasehold
  Mortgage Rate                                                        5.2175%
  Amortization Type                                                 IO-Balloon
  IO Period (Months)                                                        56
  Original Term to Maturity/ARD (Months)                                   116
  Original Amortization Term (Months)                                      300
  Lockbox                                                                 Hard
  Cut-off Date LTV Ratio                                                 76.0%
  LTV Ratio at Maturity or ARD                                           67.9%
  Underwritten DSCR on NOI                                               1.71x
  Underwritten DSCR on NCF                                               1.51x
--------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       20

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                     [ASHFORD HOTEL LOCATION MAPS OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       21

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan is evidenced by two pari passu promissory notes
(the "Ashford Hotel Portfolio A-1 Note" and the "Ashford Hotel Portfolio A-2
Note", collectively the "Ashford Hotel Portfolio Loan") secured by a first mortgage encumbering the fee interest in nine full service and extended-stay hotels and leasehold interest in one full service hotel. The hotels, which total 1,703 rooms, are flagged by Marriott, Radisson, Sheraton, and Crowne
Plaza, except one hotel which is independent (each, an "Ashford Hotel Portfolio
Property" and collectively the "Ashford Hotel Portfolio Properties"). The
Ashford Hotel Portfolio Loan represents approximately 5.2% of the initial mortgage pool balance and approximately 5.5% of the initial loan group 1 balance. Both the Ashford Hotel Portfolio A-1 Note and the Ashford Hotel
Portfolio A-2 Note will be included in the securitization trust.

The Ashford Hotel Portfolio Loan was originated on October 13, 2005 and has a principal balance as of the cut-off date of $160,490,000. The Ashford Hotel
Portfolio A-1 Note has a principal balance as of the cut-off date of
$90,000,000. The Ashford Hotel Portfolio A-2 Note has a principal balance as of the cut-off date of $70,490,000. The Ashford Hotel Portfolio Loan has a remaining term of 115 months and a scheduled maturity date of July 1, 2015.
Beginning October 13, 2005 and ending the day that is two years after securitization, the Ashford Hotel Portfolio Loan permits prepayment subject to a prepayment premium equal to the greater of yield maintenance with United
States government obligations and one percent of the principal balance being repaid. Additionally, the Ashford Hotel Portfolio Loan permits defeasance with
United States governmental obligations beginning two years after the securitization of the Ashford Hotel Portfolio Loan. Finally, the Ashford Hotel
Portfolio Loan may be prepaid without premium on or after June 1, 2015.

THE PROPERTIES. The Ashford Hotel Portfolio Loan is collateralized by 10 properties containing a total of 1,703 rooms. The properties are located in 7 states and will be managed by affiliates of Marriott International, Inc.
("Marriott") and Remington Lodging and Hospitality, LP ("Remington"), an
affiliate of Ashford Hospitality Trust, Inc.

The following tables present certain information relating to the Ashford Hotel
Portfolio Properties:

------------------------------------------------------------------------------------------
                                      PORTFOLIO PROPERTIES
                                      --------------------
                                                                            CUT-OFF DATE
                                                                              ALLOCATED
 PROPERTY NAME                              PROPERTY LOCATION      ROOMS       BALANCE
------------------------------------------------------------------------------------------

 Residence Inn Orlando Sea World .......... Orlando, FL             350     $ 35,960,099

 Crowne Plaza Key West .................... Key West, FL            160     $ 31,094,462

 Sheraton Minneapolis ..................... Minnetonka, MN          220     $ 19,842,676

 Residence Inn Cottonwood ................. Salt Lake City, UT      144     $ 14,444,860

 Courtyard Overland Park .................. Overland Park, KS       168     $ 12,544,221

 Historic Inns Annapolis .................. Annapolis, MD           124     $ 12,316,144

 Courtyard Palm Desert .................... Palm Desert, CA         151     $ 11,251,786

 Residence Inn Palm Desert ................ Palm Desert, CA         130     $ 11,175,760

 SpringHill Suites University Research

   Park ................................... Charlotte, NC           136     $  6,386,149

 SpringHill Suites Durham Airport ......... Durham, NC              120     $  5,473,842

------------------------------------------- --------------------  -----     ------------
 TOTAL ....................................                       1,703     $160,490,000
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                           PORTFOLIO PROPERTIES
                                           --------------------
                                              YEAR BUILT/
 PROPERTY NAME                                REVOVATED(1)              BORROWER             MANAGER
-------------------------------------------------------------------------------------------------------

 Residence Inn Orlando Sea World ..........     2002      Ashford Orlando Sea World         Marriott
                                                          Limited Partnership
 Crowne Plaza Key West ....................   1925/1985   Key West Florida Hotel Limited    Remington
                                                          Partnership
 Sheraton Minneapolis .....................   1984/2001   Minnetonka Minnesota Hotel        Remington
                                                          Limited Partnership
 Residence Inn Cottonwood .................     1999      Ashford Salt Lake Limited         Marriott
                                                          Partnership
 Courtyard Overland Park ..................     2000      Ashford Overland Park Limited     Marriott
                                                          Partnership
 Historic Inns Annapolis ..................   1727/2005   Annapolis Maryland Hotel          Remington
                                                          Limited Partnership
 Courtyard Palm Desert ....................     1999      Ashford Ruby Palm Desert I        Marriott
                                                          Limited Partnership
 Residence Inn Palm Desert ................     1999      Ashford Ruby Palm Desert I        Marriott
                                                          Limited Partnership
 SpringHill Suites University Research                    Ashford Charlotte Limited
   Park ...................................     2001      Partnership                       Marriott
 SpringHill Suites Durham Airport .........     2000      Ashford Raleigh Limited           Marriott
                                                          Partnership
--------------------------------------------  ---------   -------------------------------- ----------
 TOTAL ....................................
-----------------------------------------------------------------------------------------------------

--------------------
(1)  The borrowers are obligated under the loan documents to spend the following on capital improvements by December 31, 2006: (i) $1,561,056 for Crowne
     Plaza Key West; (ii) $1,345,618 for Sheraton Minneapolis; (iii) $958,500
     for Residence Inn Cottonwood; (iv) $3,159,386 for Historic Inns Annapolis;
     (v) $971,220 for Courtyard Palm Desert; (vi) $1,293,900 for Residence Inn
     Palm Desert; and (vii) $29,500 for SpringHill Suites Durham Airport.
     Ashford Hospitality Limited Partnership provided a guaranty for the required capital expenditures.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       22

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                        OPERATIONAL STATISTICS
                                        ----------------------

                                            2003(1)                            2004(1)
                             ------------------------------------ ------------------------------------
 PROPERTY NAME                    ADR      OCCUPANCY    REVPAR       ADR      OCCUPANCY    REVPAR
------------------------------------------------------------------------------------------------------

 Residence Inn Orlando Sea
   World ...................    $ 83.80       72.5%    $ 60.75    $ 99.61        81.7%    $ 81.33
 Crowne Plaza Key West .....    $137.01       78.6%    $107.69    $147.24        80.4%    $118.40
 Sheraton Minneapolis ......    $ 89.87       62.9%    $ 56.53    $ 89.94        70.4%    $ 63.30
 Residence Inn
   Cottonwood ..............    $ 90.64       66.3%    $ 60.12    $ 95.42        72.5%    $ 69.19
 Courtyard Overland Park....    $ 82.60       63.8%    $ 52.73    $ 91.65        64.8%    $ 59.40
 Historic Inns Annapolis ...    $119.19       54.4%    $ 64.84    $121.57        57.4%    $ 69.77
 Courtyard Palm Desert .....    $ 86.88       66.6%    $ 57.86    $ 95.69        64.1%    $ 61.34
 Residence Inn Palm
   Desert ..................    $101.36       76.1%    $ 77.15    $108.77        75.0%    $ 81.55
 SpringHill Suites
   University Research
   Park ....................    $ 69.70       66.2%    $ 46.16    $ 72.80        69.3%    $ 50.47
 SpringHill Suites Durham
   Airport .................    $ 63.05       69.4%    $ 43.79    $ 73.52        68.3%    $ 50.22
----------------------------    -------       ----     -------    -------        ----     -------
 TOTAL .....................    $ 91.99       68.2%    $ 62.71    $100.24        71.9%    $ 72.06
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                             OPERATIONAL STATISTICS
                                             ----------------------

                                 TRAILING 12-MONTH JUNE 2005(1)               ML UNDERWRITING
                             ------------------------------------- -------------------------------------
 PROPERTY NAME                   ADR       OCCUPANCY    REVPAR        ADR      OCCUPANCY    REVPAR
--------------------------------------------------------------------------------------------------------

 Residence Inn Orlando Sea
   World ...................   $104.31        85.1%    $ 88.75     $104.31        85.1%    $ 88.75
 Crowne Plaza Key West .....   $162.66        82.8%    $134.74     $162.66        82.8%    $134.74
 Sheraton Minneapolis ......   $ 92.39        73.7%    $ 68.14     $ 92.39        73.7%    $ 68.14
 Residence Inn
   Cottonwood ..............   $ 97.00        75.5%    $ 73.27     $ 97.00        75.5%    $ 73.27
 Courtyard Overland Park....   $ 95.22        65.2%    $ 62.12     $ 95.22        65.2%    $ 62.12
 Historic Inns Annapolis ...   $125.81        57.0%    $ 71.71     $125.81        65.0%    $ 81.78
 Courtyard Palm Desert .....   $ 99.82        62.5%    $ 62.41     $ 99.82        62.5%    $ 62.41
 Residence Inn Palm
   Desert ..................   $113.46        72.1%    $ 81.76     $113.46        72.1%    $ 81.76
 SpringHill Suites
   University Research
   Park ....................   $ 74.03        70.1%    $ 51.88     $ 74.03        70.1%    $ 51.88
 SpringHill Suites Durham
   Airport .................   $ 75.51        69.0%    $ 52.12     $ 75.51        69.0%    $ 52.12
-----------------------------  -------        ----     -------     -------        ----     -------
 TOTAL .....................   $104.88        73.3%    $ 76.85     $105.03        73.9%    $ 77.57
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      PENETRATION INDICES(2)
                                      ----------------------

 PROPERTY NAME                                       ADR INDEX    OCCUPANCY INDEX    REVPAR INDEX
----------------------------------------------------------------------------------------------------

  Residence Inn Orlando Sea World ................     116.9%          103.1%           120.5%
  Crowne Plaza Key West ..........................     115.2%          104.9%           120.9%
  Sheraton Minneapolis ...........................      98.4%          113.3%           111.4%
  Residence Inn Cottonwood .......................     181.1%          112.4%           203.6%
  Courtyard Overland Park ........................     118.9%           98.3%           116.9%
  Historic Inns Annapolis ........................      99.0%           82.2%            81.4%
  Courtyard Palm Desert ..........................     108.6%           96.6%           105.0%
  Residence Inn Palm Desert ......................      98.8%          118.9%           117.5%
  SpringHill Suites University Research Park .....     110.1%          128.4%           141.4%
  SpringHill Suites Durham Airport ...............     109.0%          107.0%           116.7%
--------------------------------------------------     -----           -----            -----
  TOTAL ..........................................     115.6%          106.5%           123.5%
----------------------------------------------------------------------------------------------------

THE MARKET(2,3). The Residence Inn Orlando Sea World is located in the City of
Orlando, the County of Orange, and the State of Florida, and is part of the
Orlando, FL metropolitan statistical area (MSA). The area has emerged as a center for banking, light manufacturing and distribution, partially as a result of its proximity to the Kennedy Space Center and its central location within
Florida. The hotel is located near the major local attractions, including
SeaWorld Orlando (1.5 miles), Orange County Convention Center (2.6 miles),
Universal Studios (5.5 miles), Islands of Adventure (5.5 miles), Downtown
Disney (8 miles), Walk Disney World (9.4 miles) and MGM Studios (9.4 miles).
Demand in the market recorded an average annual compounded increase of 19.5%
from 2000 to 2004, outpacing the increase in supply by nine-tenths of one percent. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 81.6%, $90.21, and $73.63, respectively.

The Crowne Plaza Key West is located in the City of Key West, Monroe County, the State of Florida, and is in the Key West-Marathon, FL MSA. The hotel is situated in the heart of the Old Town's Historic District, and within walking distance of the area's tourist attractions, shopping, and restaurants. The closest tourist attractions include the Heritage House Museum and Robert Frost
Cottage (349 yards), the Mel Fisher Maritime Museum (557 yards), President
Truman's Little White House (568 yards), Mallory Square (743 yards) and Ernest
Hemingway Home and Museum (820 yards). From 1999 to 2004, market-wide average rate recorded an average annual compounded increase of 3.3%. Year-end 2003 and
2004, as well as year-to-date figures indicate market-wide average rate increased by 3.1%, 9.2%, and 9.3%, respectively. The twelve months ending June
2005 for the competitive set in occupancy, average daily room rate, and RevPar was 77.8%, $143.27, and $111.42, respectively.

--------------------
(1)  As provided by the Ashford Hotel Portfolio Borrowers.

(2)  Ashford Hotel Portfolio Properties ADR, Occupancy and RevPAR statistics and
     Competitive Set ADR, Occupancy and RevPAR information obtained from a Smith
     Travel Research ("STR") Report as of June 2005.

(3)  Certain information is from third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       23

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The Sheraton Minneapolis is located in the City of Minnetonka, the County of
Hennepin, and the State of Minnesota, and is part of the Minneapolis-St.
Paul-Bloomington MSA. The market is comprised of the cities of St. Louis Park,
Golden Valley, Plymouth, and Minnetonka. The hotel is located within close proximity to several large corporations, which include Health Partners (1 mile), Novartis (2 miles), Allianz (2 miles), Metris (2 miles) and General
Mills (2 miles). RevPAR increased in 2004 and year-to-date through July 2005,
5.7% and 5.9%, respectively, which indicates growing occupancy in the market.
The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 64.8%, $94.31, and $61.14, respectively.

The Residence Inn Cottonwood is located in the City and County of Salt Lake, and the State of Utah, and is part of the Salt Lake City, UT MSA. Salt Lake
County is situated on the Wasatch Front, a 110-mile strip running along the base of the Wasatch Mountains from Brigham City in the north to Santaquin in the south. The hotel is located within close proximity to the Cottonwood
Corporate Center (1.5 miles), Bluecross & Blue Shield (2 miles) and Navitaire
(3 miles). Demand in the market grew by an average annual compounded rate of
4.0% over the period of 1999 to 2004. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was
66.8%, $53.75, and $35.89, respectively.

The Courtyard Overland Park is located in the City of Overland Park, the County of Johnson, and the State of Kansas. Overland Park is part of the Kansas City,
MO-KS MSA. The hotel is located near the Overland Park Convention Center (0 mile), Black & Veatch World Headquarters (0.5 mile), Sprint World Headquarters
(1 mile), Corporate Woods Office Park (2 miles), Applebee's World Headquarters
(3 miles) and Executive Hills Office Park (3 miles). Demand levels increased in conjunction with the additions to supply between 2000 and 2003, indicating that the new inventory induced some demand into the market. RevPAR levels exhibited strong increases of 13.3% in 2004, and 16.1% in year-to-date through February
2005, compared to the corresponding period in the previous year. These increases were driven by the cumulative increases in the market's occupancy and average rate during this period. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 66.2%,
$82.71, and $54.74, respectively.

The Historic Inns Annapolis is located in the city of Annapolis, which is in
Anne Arundel County, and the state of Maryland. The Greater Annapolis market is part of the Baltimore MSA. The inns are located in the immediate vicinity of the state's government buildings as well as historic State and Church Circles.
Government demand associated with visiting legislators and lobbyists is an important source of demand. Additionally, the properties are located close to the City Dock (0.5 mile), US Naval Academy (1 mile), St. John's College (1 mile), Eastport (3 miles) and Annapolis Mall (5 miles). RevPAR grew at an average annual rate of 1.4% between 1999 and 2004, with a gain of 7.3% noted in
2004. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 68.7%, $128.28, and $88.11, respectively.

The Courtyard Palm Desert is located in the city of Palm Desert, the county of
Riverside, and the state of California. Palm Desert is part of the
Riverside-San Bernardino-Ontario, CA MSA. The Palm Springs Desert resort area, located in southeastern Riverside County, is comprised of eight individual cities as follows: Cathedral City, Desert Hot Springs, Indian Wells, Indio, La
Quinta, Palm Desert, Palm Springs, and Rancho Mirage. The hotel is located near golf courses (1 to 15 miles), various casinos (6 to 25 miles) and the Palm
Springs Area (12 miles). Demand in the market has been able to outpace the increases in supply on an annual compounded basis. From 2000 through 2004, demand increased annually by 9.3% while supply increased by 7.2%. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 65.0%, $92.97, and $60.43, respectively.

The Residence Palm Desert is located in the city of Palm Desert, the county of
Riverside, and the state of California. Palm Desert is part of the
Riverside-San Bernardino-Ontario, CA MSA. The Palm Springs Desert resort area, located in southeastern Riverside County, is comprised of eight individual cities as follows: Cathedral City, Desert Hot Springs, Indian Wells, Indio, La
Quinta, Palm Desert, Palm Springs, and Rancho Mirage. The hotel is located near golf courses (1 to 15 miles), various casinos (6 to 25 miles) and the Palm
Springs Area (12 miles). Demand in the market has been able to outpace the increases in supply on an annual compounded basis. From 2000 through 2004, demand increased annually by 9.3% while supply increased by 7.2%. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 59.2%, $115.39, and $68.32, respectively.

SpringHill Suites University Research Park is located in the City of Charlotte, the County of Mecklenburg, the State of North Carolina, and is part of the
Charlotte-Gastonia-Rock Hill MSA. The immediate area surrounding the property is known as Charlotte's University Area and is roughly a ten-minute drive east of downtown. The hotel is located nearby the University of North Carolina at
Charlotte and its associated Medical Center, University Research Park,
University Executive Park, IBM, and Wachovia. Occupancy increased in 2004 and year-to-date through July 2005, with increases of 3.1% and 19.3%, respectively, which indicates growth in the market. Total room night demand has increased since the low point recorded in 2001. Year-to-date through February data show a strong 19.3% increase in demand, indicating the continued growth in market demand. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 55.3%, $68.60, and $37.92, respectively.

The SpringHill Suites Durham Airport is located in the City and County of
Durham, the State of North Carolina, and is part of the Raleigh-Durham-Chapel
Hill, NC MSA. The area includes lodging facilities located along the stretch of
Interstate 40 between the Raleigh-Durham International Airport, and Exit 281,
in Durham, North Carolina. The hotel is located in close proximity to the
Research Triangle Park (1 mile), the Imperial Center Business Park, and the
Raleigh-Durham International Airport (3 miles). Companies in close proximity include IBM, Glaxo Smithkline, Nortel Networks, Cisco Systems, Sony Ericsson,
Bayer, and Diosynth Biotechnology. RevPAR in 2003, 2004, and year-to-date through July 2005, increased 3.0%, 10.7% and 3.3%, respectively. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPar was 65.8%, $69.63, and $45.80, respectively.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       24

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE BORROWER. The borrowers (the "Ashford Hotel Portfolio Borrowers") are each a single purpose entity owned and controlled indirectly by Ashford Hospitality
Limited Partnership, which is the operating partnership of Ashford Hospitality
Trust, Inc. Ashford Hospitality Trust, Inc. is a publicly traded real estate investment trust (a "REIT") headquartered in Dallas, TX. Ashford Hospitality
Trust, Inc. commenced operation and became a public REIT on August 29, 2003 and is listed on the NYSE under the ticker "AHT". Ashford Hospitality Trust, Inc.
invests in both debt and equity investments, secured exclusively by hotel assets. As of October 20, 2005, the company had an equity market capitalization of $448 million. As of June 30, 2005, the Company owned 79 hotels in 25 states with 12,868 rooms, and had acquired or originated mezzanine or first-mortgage loans receivable with a balance at June 30, 2005 of approximately $101.9 million.

PROPERTY MANAGEMENT. Seven of the Ashford Hotel Portfolio Properties are
managed by affiliates of Marriott, with the remaining three properties managed by Remington. Marriott is a leading worldwide hospitality company. Lodging activities, which include full-service, select-service, extended-stay and timeshare segments, develop, operate and franchise hotels and corporate housing properties under 14 separate brand names in 68 countries. Marriott has more than 2,600 lodging properties located in the United States and 65 other countries and territories. Remington is an affiliate of the sponsor, Ashford
Hospitality Trust, Inc.

Each management agreement shall be terminated by the applicable borrower, at the lender's request, following any default (beyond applicable notice and cure periods) by manager which permits termination of the management agreement. In the event that the property manager elects not to renew the term of any management agreement at the end of the initial term or any renewal term thereof, or if any management agreement is otherwise terminated by manager, then the applicable borrower shall appoint a replacement manager and a replacement hotel franchise to occupy and operate the property, each of which shall be acceptable to the lender and the rating agencies; provided that
Remington Lodging and Hospitality, L.P. shall be deemed an acceptable replacement manager, and Starwood Hotels & Resorts Worldwide, Inc., Hilton
Hotels Corporation, Marriott International, Inc. or any brand of any of them shall be deemed an acceptable replacement hotel franchise, and the approval of any of the foregoing as manager or hotel franchise, as applicable, by the lender and the rating agencies will not be required.

THE LOCKBOX. Seven of the Ashford Hotel Portfolio Properties are managed by affiliates of Marriott. For these Marriott--affiliate managed properties, the borrowers and managers are required to deposit all rents and other gross revenue (including credit card receivables) from the properties into a related manager-controlled account (the "Manager Account"). Pursuant to the applicable management agreements and related documents, the manager will apply the funds in the Manager Account to its base management fee, applicable taxes, insurance premiums and a capital improvements/FF&E reserve before transferring the remaining funds to a lender-controlled account. Funds in the lender-controlled account will be applied to payment of reserves for taxes and insurance premiums
(unless Marriott is manager of the properties and such amounts are otherwise paid or reserved for by the manager), debt service, a reserve for capital improvements (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager), fees of the cash management bank, operating expenses of the applicable property (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager) and debt service on a permitted mezzanine loan (if any).

The remaining three properties are managed by Remington. For the
Remington-managed properties, the Ashford Hotel Portfolio Borrowers and related managers are required to deposit all rents and other gross revenue (including credit card receivables) from the properties into a lender-controlled account.
Funds in the account will be applied in the following order: (a) fund the the ground rent reserve, (b) fund the monthly tax and insurance reserve, (c) pay monthly debt service, (d) fund the replacement reserve, (e) pay any other amounts due to the lender, and (f) provided no event of default has occurred and be continuing, pay any excess amounts to the Ashford Hotel Portfolio
Borrowers.

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Ashford Hotel Portfolio Loan:

--------------------------------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------
 TYPE:                                    INITIAL          MONTHLY
--------------------------------------------------------------------------------

  Tax: ..............................    $132,438         $58,070
  Insurance: ........................    $533,132         $44,420
  Environmental Remediation: ........      $3,100              $0
  Ground Rent: ......................     $59,822         $43,055
  Immediate Repairs: ................    $175,413              $0
  Replacement Reserve: ..............          $0    4% of operating revenue

--------------------------------------------------------------------------------

Taxes, Insurance, Replacement and Ground Rent Reserves  The taxes, insurance, ground rent and replacement reserve amounts indicated above represent only those reserved for the three properties managed by Remington. For the seven properties managed by affiliates of Marriott, escrow for taxes, insurance premiums and replacement reserves are not included in the above and will be held separately by the applicable property managers, provided so long as
Marriott remains as manager and no default has occurred and is continuing under the applicable management agreements.

Ground Rent Reserve The ground rent reserve was established for the leasehold property, which is the Crowne Plaza Key West. This is a Remington-managed asset.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       25

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

Capital Improvement Guaranty The Ashford Hotel Portfolio Borrowers are
obligated under the loan documents to spend an amount equal to $9,319,180 on capital improvements by December 31, 2006. Ashford Hospitality Limited
Partnership has provided a guaranty for the required capital expenditures.
Ashford Hospitality Limited Partnership is obligated under the guaranty to maintain (i) a tangible net worth equal to or not less than $100 million and
(ii) liquid assets in excess of its guaranteed obligations.

ADDITIONAL DEBT. The Ashford Hotel Portfolio Borrowers will not be permitted to further encumber the property or incur additional indebtedness while the
Ashford Hotel Portfolio Loan is outstanding, except, if the debt service coverage ratio (DSCR) is greater than 1.50x and the loan-to-value based on new appraisals is not more than 70%, then the Ashford Hotel Portfolio Borrowers may incur mezzanine indebtedness such that the ratio of total indebtedness (i.e., loan plus mezzanine loan) does not exceed 75% and the all-in DSCR does not fall below 1.40x. In addition, in connection with the sale of the Ashford Hotel
Portfolio Properties where the purchaser assumes the Ashford Hotel Portfolio
Loan in accordance with the permitted transfers provision of the loan documents, a transferring borrower or sponsor may provide mezzanine financing to the purchaser in an amount which, when taken together with any other financing obtained by such purchaser, does not exceed 90% of the sale price, subject to receipt of a rating agency confirmation letter.

SUBSTITUTION. Subject to the terms and conditions set forth in the loan agreement, Ashford Hotel Portfolio Loan Borrower(s) may, from time to time, replace an individual property with a qualified substitute property (a
"Property Substitution"), provided certain conditions, including the following, are met: (a) the aggregate of (i) the allocated loan amount with respect to the individual property to be replaced (the "Original Property"), plus (ii) the allocated loan amounts with respect to all individual properties previously or simultaneously replaced by Property Substitutions, shall be less than 50% of the then-current principal balance of the loan; (b) no event of default shall have occurred and be continuing on such date either before or after the
Property Substitution; (c) the then-current market value of any proposed qualified substitute property ("Substitute Property"), as determined by an appraisal acceptable to a reasonable commercial mortgage lender, shall equal or exceed the then-current market value of the Original Property immediately prior to the Property Substitution; (d) the net operating income of any Substitute
Property for the twelve-month period trailing the date of determination ("TTM
Period") shall equal or exceed the net operating income of the Original
Property; (e) after giving effect to the Property Substitution, the DSCR for the aggregate portfolio shall be no less than the greater of (i) 1.46x, and
(ii) the DSCR with respect to the Ashford Hotel Portfolio Loan for the TTM
Period; (f) each Substitute Property shall be (i) fully constructed and operating for a minimum of 12 months, and (ii) a limited service hotel property or full service hotel property, in each case operating under a Marriott,
Starwood or Hilton franchise or any other brand affiliated with the foregoing;
and (g) Ashford Hotel Portfolio Loan Borrower(s) shall have delivered to the lender confirmation of each of the rating agencies assigning a rating to securities issued in connection with the Ashford Hotel Portfolio Loan, that the
Property Substitution will not result in the qualification, withdrawal or downgrading of any such rating. Additionally, no Substitute Property may be subject to a ground lease.

PARTIAL DEFEASANCE.  Individual Ashford Portfolio Properties may be released from the lien of the related mortgage by the Ashford Hotel Portfolio Borrowers, provided conditions set forth in the loan documents are satisfied, including:
(i) no defeasance will be permitted until after the second anniversary of the securitization of the loan; (ii) a defeasance of a principal amount equal to
125% of the applicable allocated loan amount; (iii) the DSCR with respect to the remaining collateral is at least equal to the greater of 1.51x and the DSCR for the trailing twelve month period immediately prior to defeasance; and (iv)
the RevPAR with respect to the remaining collateral is at least equal to the greater of the RevPAR as of the closing date and the RevPAR for the trailing twelve month period immediately prior to defeasance.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       26

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--------------------------------------------------------------------------------

GLENDALE GALLERIA
-----------------

                      [GLENDALE GALLERIA PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                        1
 Location (City/State)                                   Glendale, California
 Property Type                                             Anchored Retail(1)
 Size (Square Feet)                                                660,671(2)
 Percentage Physical Occupancy as of August 31, 2005                 90.7%(2)
 Year Built/Renovated                                               1976/1998
 Appraisal Value                                                 $630,000,000
 # of Tenant Leases                                                    270(3)
 Average Rent Per Square Foot                                         $38.902
 Underwritten Economic Occupancy                                     93.9%(2)
 Underwritten Revenues                                            $51,959,492
 Underwritten Total Expenses                                      $18,476,296
 Underwritten Net Operating Income (NOI)                          $33,483,196
 Underwritten Net Cash Flow (NCF)                                 $32,272,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  Mortgage Loan Seller                                                    MLML
  Loan Group                                                                 1
  Origination Date                                           September 9, 2005
  Cut-off Date Principal Balance                                  $153,624,512
  Cut-off Date Loan Balance Per SF/Unit                                $423(4)
  Percentage of Initial Mortgage Pool Balance                            5.0%
  Number of Mortgage Loans                                                   1
  Type of Security (Fee/Leasehold)                               Fee/Leasehold
  Mortgage Rate                                                        4.6496%
  Amortization Type                                                    Balloon
  IO Period (Months)                                                         0
  Original Term to Maturity/ARD (Months)                                    84
  Original Amortization Term (Months)                                      360
  Lockbox                                                                 Hard
  Cut-off Date LTV Ratio                                              44.3%(4)
  LTV Ratio at Maturity or ARD                                        39.0%(4)
  Underwritten DSCR on NOI                                            1.93x(4)
  Underwritten DSCR on NCF                                            1.86x(4)
  Shadow Rating (Moody's/S&P)                                           Baa2/A
--------------------------------------------------------------------------------

--------------------
(1)  The Glendale Galleria Property is primarily a retail mall with a small adjacent office tower.

(2)  Includes in-line retail and office tenants. Does not include the 190,000 square feet Macy's ground lease pad.

(3)  Includes 215 retail tenant leases, 28 office tenant leases and 27 office storage tenant leases.

(4)  Based on the aggregate cut-off principal balance of the Glendale Galleria
     Loan and the cut-off principal balance of the Glendale Galleria Pari Passu
     Non-Trust Loan of $125,692,783 evidencing the Glendale Galleria Loan
     Combination.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       27

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                    [GLENDALE GALLERIA LOCATION MAPS OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       28

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan ("Glendale Galleria Loan"), is evidenced by one (1)
of multiple promissory notes, secured by a first mortgage encumbering a two-level, super regional mall and attached office tower located in Glendale,
California (the "Glendale Galleria Property"). The Glendale Galleria Loan has a
principal balance of $153,624,512 as of the cut-off date and represents approximately 5.0% of the initial mortgage pool balance and approximately 5.2%
of the initial loan group 1 balance and is shadow rated Baa2 and A by Moody's and S&P respectively.

The Glendale Galleria Loan was originated on September 9, 2005 and has a remaining term of 82 months to its maturity date of October 1, 2012. The
Glendale Galleria Loan may be prepaid on or after April 1, 2012 and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

One of the multiple promissory notes secured by the first mortgage on the
Glendale Galleria Property has a principal balance of $125,692,783 as of the cut-off date ("Glendale Pari Passu Non-Trust Loan"). It is pari passu in right of payment and in other respects to the Glendale Galleria Loan and has the same interest rate, maturity date, and amortization term as the Glendale Galleria
Loan but is held outside the trust.

A third note has an original principal balance of $40,000,000 ("Glendale
Galleria B-Note") and is also secured by the first mortgage encumbering the
Glendale Galleria Property. It is subordinate in right of payment and certain other respects to the Glendale Galleria Loan and the Glendale Galleria pari passu non-trust loan and is also held outside the trust. A fourth note has an original principal balance of $50,000,000 ("Glendale Galleria C-Note") and is also secured by the first mortgage encumbering the Glendale Galleria Property.
It is subordinate in right of payment and certain other respects to the
Glendale Galleria Loan, the Glendale Galleria Pari Passu Non-Trust Loan and the
Glendale Galleria B-Note and is held outside the trust. In addition, a mezzanine loan in the amount of $30,000,000 ("Glendale Galleria Mezzanine
Loan") was originated simultaneously with the Glendale Galleria Loan and is secured by a 100% ownership interest in the Glendale Galleria Borrowers (as defined below).

THE PROPERTY. Located in Glendale, California, the Glendale Galleria is a
two-story enclosed super-regional mall that contains approximately 1,319,015 square feet of retail space and a 145,458 square foot 12-story office tower.
The Glendale Galleria Loan is collateralized by a first lien on the fee interests in 502,166 square feet of in-line space, 13,047 square feet of free-standing outparcel space, a 190,000 square-foot Macy's ground lease pad,
145,458 square feet of office space, and the leasehold interest in two adjacent parking garages. Glendale Galleria is currently anchored by JC Penney (205,000 square feet), Macy's (190,000 square feet), Robinsons-May (180,000 square feet), Nordstrom (140,871 square feet) and Mervyn's (87,931 square feet). JC
Penney, Nordstrom, Robinsons-May, and Mervyn's own their pads and improvements.
In an effort to avoid potential antitrust issues in connection with the merger of its corporate parent, The May Department Store Company with Federated
Department Stores, Robinson's-May has announced its intention to close its store at the Glendale Galleria.

The first phase of development, Glendale I, was completed in 1976. This initial phase comprised approximately 328,853 square feet of in-line space, a
4,419-space parking structure, and was anchored by Robinsons-May, Macy's, and
Ohrbach's. The second phase, Glendale II, was completed in 1983 and added
132,121 square feet of in-line space, two anchors (Nordstrom and Mervyn's),
147,000 square feet of office space, and a 1,795-space parking structure. In
1988, Ohrbach's department store was converted into 20 in-line shops totaling
54,000 square feet. Subsequently, the Glendale I parking structure was rebuilt,
Glendale Galleria's interior was renovated, and part of Glendale II was converted into "The Zone," a cutting-edge Generation Y shopping district.

The following table presents certain information relating to the major tenants of the retail component of the Glendale Galleria Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION
                                                    ------------------
                                                                  CREDIT RATINGS     SQUARE      % OF    BASE RENT      LEASE
 TENANT NAME                             PARENT COMPANY          (MOODY'S/S&P)(1)     FEET      GLA(2)      PSF       EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

 Macy's (Ground Lease) .......  Federated Department Stores Inc.      Baa1/BBB       190,000       --      $ 0.05      12/31/2026
 Express .....................        Limited Brands, Inc.            Baa2/BBB        11,802      2.3%     $26.00      1/31/2015
 The Gap .....................            The Gap, Inc.              Baa3/BBB-        11,171      2.2%     $42.50      5/31/2007
 Victoria's Secret ...........        Limited Brands, Inc.            Baa2/BBB        10,835      2.1%     $32.66      1/31/2013
 Banana Republic .............            The Gap, Inc.              Baa3/BBB-        10,226      2.0%     $35.35      1/31/2010
----------------------------------------------------------------------------------------------------------------------------------

--------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(2)  Based on 515,213 square feet of in-line retail space, food court and parcel space. Does not include the 190,000 square-foot Macy's pad.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       29

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule of the retail component of the Glendale Galleria Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE(1)
                                                      --------------------------

                      NUMBER     SQUARE      % OF        BASE         % OF     CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES     FEET       GLA         RENT      BASE RENT   SQUARE FEET    % OF GLA    BASE RENT   OF BASE RENT
 YEAR                EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING      EXPIRING     EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........     NAP      29,462      5.7%             NAP       NAP       29,462          5.7%            NAP        NAP
 Month-to-Month ..      15      19,264      3.7%     $   948,072       4.1%      48,726          9.5%    $   948,072        4.1%
 2005.............       3       6,461      1.3%     $   258,888       1.1%      55,187         10.7%    $ 1,206,960        5.3%
 2006.............      18      43,758      8.5%     $ 1,889,676       8.2%      98,945         19.2%    $ 3,096,636       13.5%
 2007.............      21      53,750     10.4%     $ 2,298,336      10.0%     152,695         29.6%    $ 5,394,972       23.5%
 2008.............      28      56,947     11.1%     $ 2,810,272      12.2%     209,642         40.7%    $ 8,205,244       35.7%
 2009.............      13      22,458      4.4%     $ 1,282,548       5.6%     232,100         45.0%    $ 9,487,792       41.3%
 2010.............      23      52,288     10.1%     $ 2,198,348       9.6%     284,388         55.2%    $11,686,140       50.9%
 2011 ............      25      54,211     10.5%     $ 2,823,816      12.3%     338,599         65.7%    $14,509,956       63.2%
 2012.............      19      47,931      9.3%     $ 2,104,800       9.2%     386,530         75.0%    $16,614,756       72.3%
 2013.............      22      51,881     10.1%     $ 2,647,656      11.5%     438,411         85.1%    $19,262,412       83.8%
 2014.............      16      32,510      6.3%     $ 1,876,512       8.2%     470,921         91.4%    $21,138,924       92.0%
 2015.............       9      36,784      7.1%     $ 1,405,777       6.1%     507,705         98.5%    $22,544,701       98.1%
 Thereafter ......       3       7,508      1.5%     $   432,172       1.9%     515,213        100.0%    $22,976,873      100.0%
------------------     ---      -------   -----      -----------     -----      -------        -----     -----------     ------
 TOTAL ...........     215      515,213   100.0%     $22,976,873     100.0%     515,213        100.0%    $22,976,873      100.0%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------
(1)  Information obtained from the Glendale Galleria Borrower's rent roll.

The following table presents certain information relating to the major tenants of the office component of the Glendale Galleria Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION
                                                    ------------------

                                                                     CREDIT RATINGS    SQUARE                  BASE       LEASE
 TENANT NAME                                   PARENT COMPANY       (MOODY'S/S&P)(2)    FEET    % OF GLA(3)  RENT PSF   EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

 Travelers Indemnity Company ......         St. Paul Travelers          A3/BBB+       15,179       10.4%      $22.00    12/31/2008
 General Growth Management, Inc. ..  General Growth Properties, Inc.    Ba2/BBB-      11,119        7.6%      $20.00    11/30/2014
 Franscell, Strickland, Ro ........                NAP                   NR/NR         9,194        6.3%      $24.20     4/30/2012
 Fonda & Fraser ...................                NAP                   NR/NR         9,093        6.3%      $24.38     6/14/2008
 Irsfeld, Irsfeld & Younger .......                NAP                   NR/NR         6,296        4.3%      $25.00     2/28/2009
----------------------------------------------------------------------------------------------------------------------------------

--------------------
(2)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)  Based on 145,458 square feet of office space.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       30

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule of the office component of the Glendale Galleria Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE(1)
                                                    --------------------------

                      NUMBER      SQUARE      % OF        BASE        % OF      CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES     FEET        GLA         RENT     BASE RENT   SQUARE FEET    % OF GLA    BASE RENT   OF BASE RENT
 YEAR                EXPIRING   EXPIRING   EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........     NAP       31,878       21.9%          NAP       NAP       31,878         21.9%           NAP         NAP
 Month-to-Month ..      26        4,981        3.4%   $  143,606       5.3%      36,859         25.3%    $  143,606         5.3%
 2005.............       0            0        0.0%   $        0       0.0%      36,859         25.3%    $  143,606         5.3%
 2006.............       6       11,510        7.9%   $  276,444      10.2%      48,369         33.3%    $  420,050        15.4%
 2007.............       5       16,663       11.5%   $  416,400      15.3%      65,032         44.7%    $  836,450        30.7%
 2008.............       8       38,165       26.2%   $  907,740      33.3%     103,197         70.9%    $1,744,190        64.1%
 2009.............       3       10,143        7.0%   $  246,396       9.0%     113,340         77.9%    $1,990,586        73.1%
 2010.............       4        9,992        6.9%   $  239,052       8.8%     123,332         84.8%    $2,229,638        81.9%
 2011 ............       1        2,013        1.4%   $   54,348       2.0%     125,345         86.2%    $2,283,986        83.9%
 2012.............       1        8,994        6.2%   $  216,456       7.9%     134,339         92.4%    $2,500,442        91.8%
 2013.............       0            0        0.0%   $        0       0.0%     134,339         92.4%    $2,500,442        91.8%
 2014.............       1       11,119        7.6%   $  222,384       8.2%     145,458        100.0%    $2,722,826       100.0%
------------------     ---       ------      -----    ----------    ------      -------        -----     ----------      ------
 TOTAL ...........      55      145,458      100.0%   $2,722,826     100.0%     145,458        100.0%    $2,722,826       100.0%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------
(1)  Information obtained from the Glendale Galleria Borrower's rent roll.

THE MARKET.(2,3) The City of Glendale is centrally located within the
"Tri-Cities" area in the foothills of the San Gabriel Mountains. The
"Tri-Cities" area includes the incorporated cities of Burbank, Glendale, and
Pasadena, which are situated along the path of the Ventura Freeway (State
Highway 134), a major east/west freeway through the north central portion of
Los Angeles County. Glendale is the third largest of the 84 cities in Los
Angeles County, with a population of approximately 200,000 and geographic boundaries encompassing just over 30 square miles. It is the third largest financial center in California, behind only Los Angeles and San Francisco. The city is home to numerous corporations including Nestle USA, Cigna Healthplan,
Walt Disney Company and DreamWorks, SKG.

The 2004 estimated population within a 5, 7, and 10-mile radius are 636,215,
1,418,135 and 2,665,446, respectively. The 2004 estimated average household incomes within a 5, 7, and 10-mile radius are $60,562, $57,809 and $59,759, respectively.

According to the appraisal, Los Angeles' retail vacancy rate ranks as the seventh lowest among Reis Reports, Inc. 65 top U.S. neighborhood and community center retail markets. Los Angeles' neighborhood and community retail center vacancy rate posted a 20 basis point decline over the past quarter, to a second quarter 2005 level of 3.1%. Specifically, the vacancy rate in the "Tri-Cities"
submarket was 1.0% and 1.6% for anchored and non-anchored retail space, respectively.

THE BORROWERS. Two of the borrowers, Glendale I Mall Associates, LLC and
Glendale II Mall Associates, LLC, both Delaware limited liability companies, own portions of The Glendale Galleria. A third borrower, Glendale Ohrbach's
Associates, LLC, also Delaware limited liability company, owns the Macy's anchor parcel at the Glendale Galleria. All three borrowers (the "Glendale
Galleria Borrowers") are single purpose entities sponsored by General Growth
Properties, Inc. ("GGP") and the New York State Common Retirement Fund
("NYSCRF"). Ownership interests in the borrowers are split on a 50/50 basis between the two sponsors.

GGP is a public, Chicago-based real estate investment trust (a "REIT")
primarily engaged in the ownership, operation, management, leasing, acquisition and development of regional malls and community shopping centers in the United
States. GGP is currently the second largest regional mall REIT in the United
States. As of August 1, 2005, GGP had ownership interests in, or management responsibility for 210 regional shopping malls totaling approximately 200 million square feet of retail space, as well as ownership in planned community developments and commercial office buildings. For the year ended December 31,
2004, GGP had total revenues of $1.8 billion and net income of $267.9 million.
As of June 30, 2005, GGP reported cash liquidity of approximately $50.5 million, total assets of $25.4 billion, and shareholders' equity of $2.0 billion.

NYSCRF is a pension and retirement fund. Using the combined resources of external investment managers, internal staff, and consultants, NYSCRF invests the trust assets in a diverse range of opportunities both domestically and internationally. The real estate group is responsible for investments which include directly owned real estate, joint ventures, public securities, commingled funds and mortgage loans. According to the latest annual report published by NYSCRF dated March 31, 2005, its net assets are worth approximately $128.0 billion.

--------------------
(2)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(3)  The Reis Reports, Inc. is a provider and publisher of data on individual properties and multiple submarkets in approximately 80 U.S. metropolitan areas.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       31

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. General Growth Management, Inc. ("GGM"), an affiliate of the Glendale Galleria Borrowers, manages the Glendale Galleria. Headquartered in Chicago, Illinois and in business for nearly 50 years, GGM is a wholly owned subsidiary of GGP. GGM provides day-to-day property management functions including leasing, management and development services to most of the properties in GGP's portfolio.

LOCKBOX. The Glendale Galleria Borrowers are required to notify and advise each tenant under each lease to send all payments of rent or any other item payable under the related lease directly to the lockbox. Provided no "trigger event"
has occurred and is continuing, any and all funds in the lockbox account are required to be transferred to an account designated by the Glendale Galleria
Borrowers on each business day. Upon the occurrence of a "trigger event," all amounts on deposit in the lockbox account will be automatically transferred daily to the cash management account and will be applied daily in the following order to: (i) fund the tax and insurance reserves (provided that reserves for insurance will not be required as long as GGP maintains a blanket policy), (ii)
pay the monthly debt service, (iii) fund the replacement reserve, (iv) fund the rollover reserve, (v) pay any other amounts due to the lender, (vi) pay the
Glendale Galleria Borrowers for operating expenses, (vii) pay the mezzanine lender for amounts due under the Glendale Galleria Mezzanine Loan (as defined below) and (viii) provided no event of default has occurred and is continuing, pay any excess amounts to the Glendale Galleria Borrowers. A "trigger event"
shall occur upon (i) an event of default or (ii) the DSCR dropping below 1.15x.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Glendale Galleria Loan:

Tax Reserves: Upon the occurrence of and during the continuance of a trigger event (see the discussion of Lockbox, above), monthly escrows equal to one-twelfth of the annual taxes will be required.

Insurance Reserves: Upon the occurrence of and during the continuance of a trigger event, monthly escrows equal to one-twelfth of the insurance premiums will be required. Notwithstanding the foregoing, insurance reserves are not required as long as GGP maintains a blanket policy.

Rollover Reserve: Upon the occurrence of and during the continuance of a trigger event, monthly escrows equal to $55,100 will be required, subject to a maximum of $661,200 at any given time.

Replacement Reserve: Upon the occurrence of and during the continuance of a trigger event, monthly escrows equal to $11,000 will be required, subject to a maximum of $132,000 at any given time.

ADDITIONAL DEBT. A pari passu promissory loan in the original principal amount of $126,000,000, a subordinate B-Note in the original principal amount of
$40,000,000 and a subordinate C-Note in the original principal amount of
$50,000,000 are also secured by the first mortgage encumbering the Glendale
Galleria Property. The Glendale Galleria Borrowers are also the borrowers under the Glendale Galleria Pari Passu Non-Trust Loan, the Glendale Galleria B-Note
and the Glendale Galleria C-Note. Additionally, a mezzanine loan in the amount of $30,000,000 was originated simultaneously with the Glendale Galleria Loan.
The Glendale Galleria Mezzanine Loan is secured by a 100% ownership interest in the Glendale Galleria Borrowers. The maturity date and the amortization period for the Glendale Galleria Pari Passu Non-Trust Loan, the Glendale Galleria
B-Note and the Glendale Galleria Mezzanine Loan are the same as those of the
Glendale Galleria Loan.

PERMITTED MEZZANINE DEBT. If the Glendale Galleria Mezzanine Loan has been fully satisfied and no event of default is then continuing under the Glendale
Galleria Loan, the lender shall permit new mezzanine debt, provided that certain conditions are satisfied, which include, but are not limited to: (i)
the lender's receipt of a rating agency confirmation letter; (ii) the mezzanine lender enters into a reasonably acceptable intercreditor agreement with Lender;
(iii) the aggregate debt service coverage ratio shall be no less than 1.20x;
and (iv) the loan-to-value ratio based upon the aggregate principal balance of the Glendale Galleria Loan and the new mezzanine loan is not greater than 70%.

GROUND LEASES. The only portions of the property owned by the Glendale Galleria
Borrowers in leasehold are the two parking garages. The parking garages are owned by the City of Glendale. The parking garages were constructed in two phases and are subject to two separate sets of garage leases. The Phase I parking structure contains 4,419 parking spaces and is leased through June 8,
2026 with a 49-year mutually exercisable option, extending through June 8,
2075. The Phase II parking structure contains 1,795 spaces and is leased through December 31, 2032, also with a 49-year mutually exercisable option, extending through December 31, 2081.

SUBSTITUTION PROVISION. The Glendale Galleria Borrowers, at their option and at their sole cost and expense, may obtain a release of one or more portions of the Glendale Galleria Property (each such portion, an "Exchange Parcel") on one or more occasions provided that certain conditions are satisfied, which include but are not limited to: (i) no event of default is currently in existence; (ii)
the Exchange Parcel shall either be vacant, non-income producing and unimproved land or one of the parcels identified in the loan documents; (iii) the Glendale
Galleria Borrower shall substitute the Exchange Parcel with a parcel reasonably equivalent in use, value and condition or with a parcel specified in the loan documents ("Acquired Parcel"); (iv) the Glendale Galleria Borrowers will provide the lender with a reasonably acceptable environmental report and engineering report (if applicable) with respect to the Acquired Parcel; and (v)
the Glendale Galleria Borrowers shall properly release the Exchange Parcel and shall obtain title insurance or a title endorsement for the Acquired Parcel.

RELEASE PROVISIONS. The Glendale Galleria Borrowers have the right to release one or more unimproved, non-income producing outlots from the lien of the mortgage subject to the satisfaction of certain conditions in the loan documents, which include, but are not limited to the lender's receipt of a rating agency confirmation.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       32

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

LOUISIANA BOARDWALK LOAN
------------------------

                     [LOUISIANA BOARDWALK PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

Number of Mortgaged Real Properties                                         1
Location (City/State)                                        Bossier City, LA
Property Type                                                 Anchored Retail
Size (Square Feet)                                                    544,175
Physical Percentage Occupancy as of October 25, 2005                 79.8%(1)
Year Built / Renovated                                               2005/NAP
Appraisal Value                                               $162,000,000(2)
# of Tenant Leases                                                         56
Average Rent Per Square Foot                                           $15.27
Underwritten Economic Occupancy                                      95.0%(3)
Underwritten Revenues                                             $13,230,161
Underwritten Total Expenses                                        $2,525,471
Underwritten Net Operating Income (NOI)                           $10,704,690
Underwritten Net Cash Flow (NCF)                               $10,508,619(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                      CRF
Loan Group                                                                  1
Origination Date                                            September 8, 2005
Cut-off Date Principal Balance                                   $128,000,000
Cut-off Date Loan Balance Per SF/Unit                                    $235
Percentage of Initial Mortgage Pool Balance                              4.2%
Number of Mortgage Loans                                                    1
Type of Security (Fee/Leasehold)                                          Fee
Mortgage Rate                                                         5.1330%
Amortization Type                                                  IO-Balloon
IO Period (Months)                                                         36
Original Term to Maturity/ARD (Months)                                    120
Original Amortization Term (Months)                                       360
Lockbox                                                                  Hard
Cut-off Date LTV Ratio                                               79.0%(5)
LTV Ratio at Maturity or ARD                                            70.1%
Underwritten DSCR on NOI                                                1.28x
Underwritten DSCR on NCF                                             1.26x(4)
--------------------------------------------------------------------------------

--------------------
(1)  The occupancy percentage includes tenants in-place, tenants who have signed leases, and tenants who have signed letters of intent.

(2)  The appraised value is the "as stabilized" appraised value. The "as is"
     value is $150,000,000.00.

(3)  Represents in-line occupancy only. The anchor spaces, Bass Pro and Regal
     Cinemas were underwritten at 100% occupancy.

(4)  Underwritten Net Cash Flow and Underwritten DSCR was calculated using "as stabilized" cash flows assuming a 5% vacancy excluding the anchor spaces of
     Bass Pro and Regal Cinemas, which were underwritten at 100% occupancy. "In
     Place" Net Cash Flow is $7,169,971.00, giving a DSCR of 0.86x. The lender has reserved upfront nine different reserves totaling $1,915,166 to account for this.

(5)  The Cut-Off Date LTV Ratio was calculated using the full loan amount and the "as stabilized" appraised value. Using the full loan amount and the "as is" value of $150,000,000.00, the Cut-Off Date LTV (%) is 85.3%.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       33

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                   [LOUISIANA BOARDWALK LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       34

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Louisiana Boardwalk Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a retail property (the "Louisiana Boardwalk Property") located in Bossier City, LA. The
Louisiana Boardwalk Loan represents approximately 4.2% of the initial mortgage pool balance and approximately 4.4% of the initial loan group 1 balance.

The Louisiana Boardwalk Loan was originated on September 8, 2005, and has a principal balance as of the cut-off date of $128,000,000. The Louisiana
Boardwalk Loan has a remaining term of 117 months and a scheduled maturity date of September 8, 2015. The Louisiana Boardwalk Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Louisiana Boardwalk Loan is permitted on or after June 8, 2015 without penalty.

THE PROPERTY. The Louisiana Boardwalk Property consists of a town-center-style retail property comprised of 14 buildings containing 544,175 rentable square feet and located at 390 Plaza Loop in Bossier City, Louisiana. The buildings are situated on 20.40 acres of land and were built between 2004 and 2005. The property had its grand opening on May 12, 2005.

The Louisiana Boardwalk Property is designed in a town-center format along both sides of Boardwalk Boulevard which travels parallel to the Red River in a northwest to southeast direction.  The 106,000 square foot Bass Pro sits at one end of Boardwalk Boulevard and anchors the northwest end of the site and the
14-screen Regal Cinema anchors the northeast end of the site at the farthest point from the Red River.  The Kingpinz, Saddle Ridge, and Gap are several notable tenants that anchor the southeast end of the site. Included in the
Louisiana Boardwalk development but not included in the collateral for the
Louisiana Boardwalk Loan is additional land for a phase two development that will include a luxury hotel, additional retail suites, and a marina.

The Louisiana Boardwalk Property provides visitors with various amenities including: a 14-screen, stadium-seating movie theater; The Boardwalk Wet Deck, an interactive fountain including 12 pop jets and sanitized water; The
Boardwalk Dancing Fountains Water Show, a natural themed water feature with waterfalls, rockwork, and thirty-one 35-foot water jets; the Boardwalk
Promenade, 2,500 feet of river views with 5 seating areas; a full-sized carousel featuring 30 animals; a trolley that runs from Bass Pro Outdoor World,
LLC. ("Bass Pro"), one of the anchor tenants, to the parking garage and provides seating for 40 passengers; regional gatherings, competition, seminars, and speeches from experts sponsored by Bass Pro; concerts and gatherings sponsored by local radio stations.

Parking is provided for approximately 4,296 cars, a parking ratio of 7.9 spaces per thousand square feet of floor area.

The following table presents certain information regarding the major tenants at the Louisiana Boardwalk Property:

--------------------------------------------------------------------------------------------------------------------
                                                TENANT INFORMATION
                                                ------------------

                                                       CREDIT RATINGS    SQUARE      % OF       BASE       LEASE
 TENANT NAME                     PARENT COMPANY       (MOODY'S/S&P)(1)     FEET       GLA     RENT PSF   EXPIRATION
--------------------------------------------------------------------------------------------------------------------

 Bass Pro ..............        Bass Pro, Inc.             NR/NR         106,000     19.5%     $ 5.66    11/6/2023
 Regal Cinemas .........  Regal Entertainment Group       Ba3/BB--        71,512     13.1%     $ 9.00   11/30/2021
 Kingpinz ..............       Kingpinz Bowling            NR/NR          18,632      3.4%     $21.00    8/31/2015
 Saddle Ridge ..........         Saddle Ridge              NR/NR          16,271      3.0%     $21.00    6/30/2015
 Gap ...................          Gap, Inc.              Baa3/BBB--       10,316      1.9%     $12.00    8/31/2010
--------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       35

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Louisiana Boardwalk Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE(1)
                                              --------------------------

                 NUMBER     SQUARE      % OF                                 CUMULATIVE    CUMULATIVE   CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET        GLA      BASE RENT     % OF BASE    SQUARE FEET    % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING    RENT EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

 Vacant ......    NAP      121,717      22.4%           NAP         NAP        121,717        22.4%            NAP         NAP
 2006 ........      0            0       0.0%    $        0         0.0%       121,717        22.4%     $        0         0.0%
 2007 ........      0            0       0.0%    $        0         0.0%       121,717        22.4%     $        0         0.0%
 2008 ........      1        1,231       0.2%    $   28,313         0.4%       122,948        22.6%     $   28,313         0.4%
 2009 ........      0            0       0.0%    $        0         0.0%       122,948        22.6%     $   28,313         0.4%
 2010 ........     19       66,619      12.2%    $1,221,409        18.9%       189,567        34.8%     $1,249,722        19.4%
 2011 ........      1        4,001       0.7%    $   96,024         1.5%       193,568        35.6%     $1,345,746        20.9%
 2012 ........      2        3,407       0.6%    $   84,252         1.3%       196,975        36.2%     $1,429,998        22.2%
 2013 ........      0            0       0.0%    $        0         0.0%       196,975        36.2%     $1,429,998        22.2%
 2014 ........      0            0       0.0%    $        0         0.0%       196,975        36.2%     $1,429,998        22.2%
 2015 ........     25      131,578      24.2%    $3,031,458        47.0%       328,553        60.4%     $4,461,456        69.2%
 Thereafter ..      8      215,622      39.6%    $1,988,159        30.8%       544,175       100.0%     $6,449,615       100.0%
--------------    ---      -------     -----     ----------      ------        -------       -----      ----------       -----
 TOTAL .......     56      544,175     100.0%    $6,449,615       100.0%       544,175       100.0%     $6,449,615       100.0%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Information obtained from the Louisiana Boardwalk Borrower's rent roll.

THE MARKET(2). The Louisiana Boardwalk Property is located in Bossier City,
Louisiana along the Red River. Bossier City is located in the northwestern corner of Louisiana along the borders of Texas, Oklahoma, Arkansas, and
Mississippi. The property is located 192 miles east of Dallas and 202 miles northeast of Houston.  Bossier City has a sister city, Shreveport, which is located directly across the Red River.  The Shreveport/Bossier City
Metropolitan Statistical Area ("MSA") is the primary trade and culture center of the 200 mile radius extending into Arkansas, Louisiana and Texas.

The Bossier City/Shreveport MSA economy is driven primarily from Barksdale Air
Force Base, the Port of Shreveport/Bossier City, General Motors, Louisiana
State University Medical Center, Horseshoe Casino, Isle of Capri Casino,
Harrah's Casino and various City and State agencies and school systems.
Barksdale Air Force Base has been in existence since 1933 and is not on the
2005 BRAC list of American military bases to be closed.  The Port is located at the head of the navigation for the Red River Waterway which links businesses throughout Texas, Arkansas, and Louisiana to domestic and international waterways via the Mississippi River and Gulf of Mexico.  The area casinos consist of a 514-room Sam's Town Shreveport Casino, a 405-room Hollywood Casino and a 606-room Horseshoe Hotel and Casino.

The Bossier City/Shreveport MSA has a population of 393,042 people.  The median household income for the MSA was $35,427 which is less than the U.S. median of
$45,660; however, the median household income has increased more than 55% since
1990.

The immediate area currently attracts 15 million tourists per year. A state-of-the-art convention center is anticipated to be completed in 2006.  The new convention center will be located 4 miles from the Louisiana Boardwalk
Property and a trolley will shuttle visitors to and from the Louisiana
Boardwalk.

THE BORROWER. The borrower, Louisiana Riverwalk, LLC (the "Louisiana Boardwalk
Borrower"), is a single purpose entity. The borrower is a Delaware limited liability company. The Louisiana Boardwalk Borrower is 100% owned by Riverwalk
Manager, L.L.C., a Louisiana limited liability company.  Riverwalk Manager,
L.L.C. is 50% owned by Paul Orfalea, individually, and 50% owned by GMS
Holdings, Inc., a California Corporation, as managing member. The Gary M.
Safady and Nada Safady Community Property Trust is the 100% owner of GMS
Holdings, Inc.  This trust is a vehicle in which Mr. and Mrs. Safady have placed their assets.  Mr. Safady owns 20 real estate properties and has developed more than 4.5 million square feet of commercial properties, which are primarily retail shopping centers.  As managing member of O&S Holdings, Inc., he has been responsible for the development of eighty properties in the United
States in its 11 year history.  Mr. Orfalea owns 28 real estate properties.

PROPERTY MANAGEMENT. The property manager for the Louisiana Boardwalk Loan
Property is O&S Holdings, LLC, which is an affiliate of the Louisiana Boardwalk
Borrower.

LOCKBOX. The mortgage loan requires a hard lockbox and springing cash management. At origination, the Louisiana Boardwalk Borrower was required to establish a lockbox account. The loan documents require the Louisiana Boardwalk
Borrower to direct the tenants to pay their rents directly to the lockbox account. Until a "cash management event" has occurred, all funds in the lockbox accounts are transferred to an account designated by the Louisiana Boardwalk
Borrower. Following a cash management event, all amounts are transferred to a cash management account and applied to debt service and reserves. A "cash management event" means an event of default or the debt service coverage ratio declining below 1.00:1.

--------------------
(2)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       36

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Louisiana Boardwalk Loan:

--------------------------------------------------------------------------------
                            ESCROWS / RESERVES
                            ------------------
  TYPE:                                             INITIAL       MONTHLY
--------------------------------------------------------------------------------
  Taxes .......................................   $  149,359      $47,260
  Insurance ...................................   $  121,734      $17,391
  Capital Expenditures ........................   $        0      $ 4,543
  Rollover Reserves ...........................   $5,888,110      $15,289
  Other(1).....................................   $1,915,166      $     0
  Bass Pro Leasing Letter of Credit ...........   $  750,000      $     0
--------------------------------------------------------------------------------

---------------------
(1)  Eddie Bauer Reserve, Occupancy and Free Rent Reserve, Nonconsolidation
     Opinion Reserve, Percentage Rent Reserve and Carousel Reserve.

The Louisiana Boardwalk Borrower has established the following reserves to cover the Bass Pro dispute, free rent, discounted rental payments, rent for signed tenants but not in occupancy, unfunded tenant improvements (as well as future funding tenant improvements for the vacant space), and other upcoming items:

Bass Pro Leasing Letter of Credit: There is a dispute between the Louisiana
Boardwalk Borrower and the Bass Pro tenant related to $748,500 in tenant improvements that the tenant contends were not done. The dispute has been submitted to arbitration. The lender required a letter of credit in the amount of $750,000, as additional security for the Louisiana Boardwalk Loan.  The letter of credit will be released if either the arbitrator rules in favor of the Louisiana Boardwalk Borrower or if satisfactory evidence is provided to lender that the landlord has paid the tenant this disputed amount.

Occupancy and Free Rent Reserve -- to be released monthly: $839,689 ($346,505
October; $133,616 November; $68,813 December; $43,919 January, February, March;
$26,322 April, May, June, July; $11,572 August, September, October, November;
$7,426 December). Amounts in this reserve equal the aggregate of: (a) with respect to certain tenants that currently pay discounted rent because co-tenancy conditions have not yet been met, the difference between the contract rent after the conditions have been met and the current rent, (b) with respect to certain tenants (other than Eddie Bauer) that are not yet in occupancy, the contract rents for the period until such tenants take occupancy, and (c) with respect to certain tenants that have a free rent period, the contract rent for such period.

Tenant Improvement Reserve -- All sums in the Tenant Improvements Reserve
Account will be required to be used for payment of tenant improvement expenses incurred by Louisiana Boardwalk Borrower in connection with tenants or vacant spaces at the Louisiana Boardwalk Property identified in the loan agreement relating to fully executed leases approved (or deemed approved) pursuant to the loan agreement.

Percentage Rent Reserve -- to be released with payments of Percentage Rent:
$625,618. Provided no event of default has occurred, amounts in the Percentage
Rent Reserve Account will be required to be disbursed during each calendar year to Louisiana Boardwalk Borrower in an amount equal to the excess of the
Qualifying Percentage Rent collected for such calendar year over the balance then in the Percentage Rent Reserve Account. "Qualifying Percentage Rent" means percentage rent which is paid with respect to time periods during which the relevant tenant was also paying base rent under its Lease.

Eddie Bauer Reserve -- $365,792 (2 years of rent). Provided no event of default has occurred, amounts in the Eddie Bauer Reserve Account will be required to be disbursed to Louisiana Boardwalk Borrower if Eddie Bauer is in occupancy and paying "minimum annual rent" pursuant to the Eddie Bauer Lease.

Carousel Reserve -- $34,067. Provided no event of default has occurred, amounts in the Carousel Reserve Account shall be released when the Louisiana Boardwalk
Borrower has collected, during the prior twelve calendar months, $204,400 of rent attributable to the carousel on the Louisiana Boardwalk Property.

Nonconsolidation Opinion Reserve -- $50,000. Amounts in the reserve will be required to be released upon delivery of a satisfactory nonconsolidation opinion.

RECOURSE GUARANTY / LETTER OF CREDIT. At loan closing, Sponsors also executed a recourse guaranty for $36,400,000. On or before December 15, 2005, Sponsor must post a letter of credit (the "Letter of Credit") which will replace the recourse guaranty.  The amount of the Letter of Credit will be an amount equal to the loan amount minus the debt amount that would produce a debt service coverage ratio of 1.20x based on the actual constant (during the amortizing period) and a stressed debt service coverage ratio of 0.85x using a 9.25%
constant and the net cash flow of the Louisiana Boardwalk Property.  The amount of the Letter of Credit will be recalculated on a quarterly basis, based primarily on the property's leases in place and trailing twelve month operating performance as adjusted by lender.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       37

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

PERMITTED MEZZANINE DEBT. In the event of an arms length sale to a unaffiliated third party, the new Louisiana Boardwalk Borrower may obtain mezzanine financing secured by a pledge of the partnership interests subject to (i) an
80% LTV as determined by an appraisal ordered by lender, (ii) a debt service coverage ratio equal to or greater than 1.20x (debt service utilized for such calculation will be during the amortizing period of the loan) and (iii) an intercreditor agreement satisfactory to lender.

RELEASE OF PARCEL. The Louisiana Boardwalk Borrower is permitted to release a designated unimproved, non-income producing parcel from the lien of the mortgage that is currently being used for storage of boats by one of the tenants, Bass Pro, subject to satisfaction of certain conditions in the loan documents, which include, that the borrower cause the City of Bossier City to provide Bass Pro substitute space for storage of boats, as required pursuant to the lease between the Louisiana Boardwalk Borrower and Bass Pro.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       38

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

INTERNATIONAL HOME FURNISHINGS CENTER
-------------------------------------

            [INTERNATIONAL HOME FURNISHINGS CENTER PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                        1
 Location (City/State)                                          Highpoint, NC
 Property Type                                                          Other
 Size (Square Feet)                                                 2,706,510
 Physical Percentage Occupancy as of August 31, 2005                    99.9%
 Year Built/Renovated                                               1921/2004
 Appraisal Value                                                 $332,600,000
 # of Tenant Leases                                                       459
 Average Rent Per Square Foot                                          $13.35
 Underwritten Economic Occupancy                                       100.0%
 Underwritten Revenues                                            $46,288,831
 Underwritten Total Expenses                                      $14,711,611
 Underwritten Net Operating Income (NOI)                          $31,577,220
 Underwritten Net Cash Flow (NCF)                                 $31,175,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

Mortgage Loan Seller                            IXIS Real Estate Capital Inc.
Loan Group                                                                  1
Origination Date                                              October 4, 2005
Cut-off Date Principal Balance                                   $100,000,000
Cut-off Date Loan Balance Per SF/Unit                                     $37
Percentage of Initial Mortgage Pool Balance                              3.3%
Number of Mortgage Loans                                                    1
Type of Security (Fee/Leasehold)                                Fee/Leasehold
Mortgage Rate                                                         4.9900%
Amortization Type                                               Interest Only
IO Period (Months)                                                         60
Original Term to Maturity/ARD (Months)                                     60
Original Amortization Term (Months)                                         0
Lockbox                                                                  Hard
Cut-off Date LTV Ratio                                                  30.1%
LTV Ratio at Maturity or ARD                                            30.1%
Underwritten DSCR on NOI                                                6.24x
Underwritten DSCR on NCF                                                6.16x
Shadow Rating (Moody's/S&P)                                           Aaa/AAA
--------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       39

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

          [INTERNATIONAL HOME FURNISHINGS CENTER LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       40

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "International Home Furnishings Center Loan")
is evidenced by a single promissory note secured by a mortgage encumbering the borrower's fee and leasehold interest in a furniture exhibition center (the
"International Home Furnishings Center Property") located in High Point, North
Carolina. The International Home Furnishings Center Loan represents approximately 3.3% of the initial mortgage pool balance and approximately 3.4%
of the initial loan group 1 balance.

The International Home Furnishings Center Loan was originated on October 4,
2005, and has a principal balance as of the cut-off date of $100,000,000. The
International Home Furnishings Center Loan has a remaining term of 59 months and a scheduled maturity date of November 1, 2010. The International Home
Furnishings Center Loan permits prepayment at any time with the payment of yield maintenance. Voluntary prepayment, of the International Home Furnishings
Center Loan, without the payment of yield maintenance, is permitted on or after
August 1, 2010.

THE PROPERTY. The International Home Furnishings Center Property is a 3,377,663
gross square feet (2,706,510 net rentable square feet) furniture exhibition center, consisting of several interconnected buildings, located on the east side of Main Street in the center of downtown High Point, North Carolina. The
International Home Furnishings Center Property is the hub of the semi-annual
International Home Furnishings Market and has been in operation since 1921.
Situated on 5.46 acres of land, building construction includes concrete footings and foundation, steel and concrete frame, brick with reinforced concrete exterior walls, and a membrane cover roof. Tenants' exhibition areas are completely customized to their specifications at their sole cost. Tenants typically oversee the re-construction of their own space. There is a single-story underground parking facility underlying a portion of the main part of the subject property, as well as other parking controlled by the subject's owners.

The following table presents certain information relating to the major tenants at the International Home Furnishings Center Property:

---------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION
                                                    ------------------

                                                          CREDIT RATINGS     SQUARE     % OF    BASE RENT       LEASE
 TENANT NAME                            PARENT COMPANY   (MOODY'S/S&P)(1)     FEET      GLA        PSF       EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

 Furniture Brands International ....          NAP             Baa3/BBB      314,854    11.6%       $8.13      4/30/2010(2)
 La-Z-Boy Incorporated .............          NAP             NR / NR       185,907     6.9%       $8.13     10/31/2010
 Ashley Furniture Industries, Inc...          NAP             NR / NR       134,715     5.0%       $8.13     10/31/2009
---------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(2)  22,541sf expires 4/30/2009.

The following table presents certain information relating to the lease rollover schedule at the International Home Furnishings Center Property:

----------------------------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE(3)
                                            --------------------------

               NUMBER      SQUARE      % OF                   % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
             OF LEASES      FEET        GLA       BASE RENT     RENT      SQUARE FEET     % OF GLA      BASE RENT    OF BASE RENT
 YEAR         EXPIRING    EXPIRING   EXPIRING     EXPIRING    EXPIRING      EXPIRING      EXPIRING      EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

 Vacant ...     NAP         4,030     0.1%             NAP       NAP           4,030         0.0%             NAP        NAP
 2005 .....      93       301,074    11.1%     $ 4,768,363      13.2%        305,104        11.3%     $ 4,768,363       13.2%
 2006 .....      56       191,227     7.1%     $ 2,870,918       8.0%        496,331        18.3%     $ 7,639,281       21.2%
 2007 .....      57       324,211    12.0%     $ 4,594,130      12.7%        820,542        30.3%     $12,233,411       33.9%
 2008 .....      71       285,718    10.6%     $ 4,247,043      11.8%      1,106,260        40.9%     $16,480,454       45.7%
 2009 .....     100       836,735    30.9%     $10,809,459      30.0%      1,942,995        71.8%     $27,289,913       75.6%
 2010 .....      82       763,515    28.2%     $ 8,789,322      24.4%      2,706,510       100.0%     $36,079,235      100.0%
-----------     ---     ---------   -----      -----------     -----       ---------       -----     ------------      -----
 TOTAL ....     459     2,706,510   100.0%     $36,079,235     100.0%      2,706,510       100.0%     $36,079,235      100.0%
----------------------------------------------------------------------------------------------------------------------------------

THE MARKET(4). High Point, NC has been the heart of the United States Furniture industry for almost a century with the first formal furniture market held at the subject in 1909. Twice a year at the semi-annual shows in October and
April, over 3,000 manufacturers converge on High Point, showing case goods, upholstery, accessories, lighting, wall decor, bedding, rugs and home textiles.
Over 80,000 industry professionals -- buyers, exhibitors and sales representatives from the U.S.A. and 110 countries around the world come as well, to attend the exhibitions. The two shows generate over $1 billion in economic activity annually.

The International Home Furnishings Market Authority (the "Market Authority")
was created in 2001 to improve the logistics of High Point's two main shows.
The Market Authority has successfully lobbied the government to provide funding for IHFM and has used these funds, and funds from their own budget (derived from a tax on all showroom space in the CBD), to substantially improve market transportation, thereby enhancing the marketability and desirability of the
IHFC. The N.C. Department of Transportation sets aside a substantial sum each year so that High Point can offer free shuttles to and from 100 outlying hotels and the Piedmont Triad International Airport.

---------------------
(3)  Information obtained from the International Home Furnishings Center
     Borrower's rent roll.

(4)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       41

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

In addition, a new transportation terminal is being built on the street bisecting the two main buildings that make up IHFC that could exceed $7 million in total construction costs. The ground portion of that project will be completed September 30th of this year. The entire project, which is largely funded by federal and state government money, should be completed in 2009. The
Market Authority is expected to receive $1.2 million per year in state funding over the next two year for the new transportation terminal.

The Market Authority is also slated to receive $750,000 per year from the state for marketing expenses. As part of its marketing efforts, the authority has printed 100,000 brochures with updated information on accommodations, transportation and shuttle schedules. It plans to distribute these before and during the October market.

All of these improvements make it easier for visitors to the market to navigate between the showrooms and get to and from the airport and their lodgings. In all, they serve to make the International Home Furnishings Market Center
Property a stress-free, enjoyable experience. In addition, they display the commitment of the state to the continued success of the market.

THE BORROWER. The borrower, IHFC Properties, LLC (the "International Home
Furnishings Center Borrower"), is a single purpose entity. The International
Home Furnishings Center Borrower is a Delaware limited company. The
International Home Furnishings Center Borrower is primarily indirectly owned by
Bassett Furniture Industries, Inc. (approximately 46% ownership interest),
Jefferson-Pilot Corporation (approximately 29% ownership interest) and the
Randall B. Terry Foundation (approximately 24% ownership interest).

PROPERTY MANAGEMENT. The property is managed by International Home Furnishings
Center, Inc., a North Carolina corporation, an affiliate of the International
Home Furnishings Center Borrower.

LOCKBOX. Upon the commencement of a Cash Management Period, the International
Home Furnishings Center Borrower will be required to establish and direct the tenants to deposit all rents into a clearing account. In addition, upon the commencement of a Cash Management Period, all rents received by the
International Home Furnishings Center Borrower or the manager will be required to be deposited into the clearing account within one business day of receipt.
Funds deposited into the clearing account will be required to be swept by the clearing bank on a daily basis into a deposit account. The deposit account and any subaccount of the deposit account will be under the sole control and dominion of the lender, and the International Home Furnishings Center Borrower
will have no right of withdrawal therefrom. A "Cash Management Period" will commence upon the lender giving notice to the International Home Furnishings
Center Borrower and clearing bank of the occurrence of either (i) the stated
maturity date or (ii) an event of default under the loan agreement related to the International Home Furnishings Center Loan; and will end upon the lender giving notice to the International Home Furnishings Center Borrower and the
clearing bank that the Cash Management Period has ended, which notice the lender will only be required to give if for twelve consecutive months since the commencement of the existing Cash Management Period no event of default has occurred or the International Home Furnishings Center Loan has been fully prepaid.

ESCROWS. The following escrow/reserve accounts have been established with respect to International Home Furnishings Center Loan:

       ------------------------------------------------------------
                            ESCROWS / RESERVES
       ------------------------------------------------------------
         TYPE:                              INITIAL    MONTHLY
       ------------------------------------------------------------
         Environmental Reserve .........   $143,750      $0
       ------------------------------------------------------------

Environmental Reserve. There is an upfront environmental reserve in place to account for the continued monitoring of two pre-existing environmental conditions at the Property. $50,000, which represents 125% of the estimated cost of continued monitoring (according to the Velocity Consulting Inc. Phase I report), has been held in reserve to account for continued aggressive fluid vapor recovery and ground water monitoring. $93,750, which represents 125% of the estimated cost of continued monitoring (according to the Velocity
Consulting Inc. Phase I report), has been held in reserve for continued
monitoring of perchloroethylene that was detected in only one groundwater monitoring well in 1991 and was not detected in a second nearby monitoring well.

ADDITIONAL DEBT. Mezzanine Financing -- IHFC Holdings, LLC the 100% owner of
Borrower (the "Mezzanine Borrower") entered into a Revolving Credit Line
Agreement with IXIS Real Estate Capital Inc. in the maximum amount not to exceed $25,000,000.00 on October 4, 2005. The debt is secured, among other things, by a pledge of the Mezzanine Borrower's interest in the International
Home Furnishings Center Borrower.

PERMITTED MEZZANINE DEBT. The mortgage loan documents permit the International
Home Furnishings Center Borrower to obtain secondary subordinate mezzanine debt provided that certain conditions are met, including (i) the maximum principal amount for the new mezzanine debt will not exceed $25,000,000, (ii) the lender, the mezzanine lender and subordinate mezzanine lender will enter into a standstill, subordination and mutual recognition agreement on a form agreed upon by the lender and the mezzanine lender, (iii) the aggregate loan to value ratio of the loans (i.e. the International Home Furnishings Center Loan and
both mezzanine loans) will not exceed 60% assuming for this purpose that the aggregate outstanding principal balance of the mezzanine loans is $50,000,000 and (iv) the aggregate underwritten debt service coverage ratio of the loans
(i.e. the International Home Furnishings Center Loan and both mezzanine loans)
will not be less than 1.60:1.

GROUND LEASE. A portion of the International Home Furnishings Center Property
is built on a ground lease with the City of High Point. The initial Lease commenced in 1973 with a term of 50 years. There are three options to renew for periods of ten years each and a final renewal option for nineteen years. Annual rent under the lease is $163,689 as of 2004.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       42

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

GALILEO NXL RETAIL PORTFOLIO 2
------------------------------

                     [GALILEO NXL RETAIL PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  Number of Mortgaged Real Properties                                       13
  Location (City/State)                                              See Table
  Property Type                                                Anchored Retail
  Size (Square Feet)                                                 1,588,089
  Physical Percentage Occupancy as of July 11, 2005                   90.9%(1)
  Year Built/Renovated                                               See Table
  Appraisal Value                                                 $135,500,000
  # of Tenant Leases                                                       197
  Average Rent Per Square Foot                                           $6.89
  Underwritten Economic Occupancy                                        94.7%
  Underwritten Revenues                                            $14,705,309
  Underwritten Total Expenses                                       $4,166,449
  Underwritten Net Operating Income (NOI)                          $10,538,859
  Underwritten Net Cash Flow (NCF)                                  $9,459,129
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  Mortgage Loan Seller                                                    MLML
  Loan Group                                                                 1
  Origination Date                                             August 10, 2005
  Cut-off Date Principal Balance                                   $99,000,000
  Cut-off Date Loan Balance Per SF/Unit                                    $62
  Percentage of Initial Mortgage Pool Balance                             3.2%
  Number of Mortgage Loans                                                   1
  Type of Security (Fee/Leasehold)                                         Fee
  Mortgage Rate                                                        5.1500%
  Amortization Type                                              Interest Only
  IO Period (Months)                                                        84
  Original Term to Maturity/ARD (Months)                                    84
  Original Amortization Term (Months)                                        0
  Lockbox                                                                 Hard
  Cut-off Date LTV Ratio                                                 73.1%
  LTV Ratio at Maturity or ARD                                           73.1%
  Underwritten DSCR on NOI                                               2.04x
  Underwritten DSCR on NCF                                               1.83x

--------------------
(1)  Occupancy reflects the weighted average for the Galileo NXL Retail
     Portfolio 2 Properties by square footage.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       43

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                   [GALILEO NXL RETAIL LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       44

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loan (the "Galileo NXL Retail Portfolio 2 Loan") is evidenced by a promissory note secured by a first mortgage encumbering 13 anchored community shopping centers (the "Galileo NXL Retail Portfolio 2
Properties"). The table below provides specific information about the Galileo
NXL Retail Portfolio 2 Properties. The Galileo NXL Retail Portfolio 2 Loan
represents approximately 3.2% of the initial mortgage pool balance and approximately 3.4% of the initial group 1 balance.

The Galileo NXL Retail Portfolio 2 Loan was originated on August 10, 2005 and has an aggregate principal balance as of the cut-off date of $99,000,000. The
Galileo NXL Retail Portfolio 2 Loan has a remaining term of 81 months to its maturity date of August 31, 2012. The Galileo NXL Retail Portfolio 2 Loan may
be prepaid on or after June 1, 2012, and permits defeasance with United States government obligations beginning on the earlier of two years after the creation of the securitization trust.

THE PROPERTIES. The Galileo NXL Retail Portfolio 2 Loan is secured by 13 anchored community shopping centers totaling 1,588,089 square feet. The Galileo
NXL Retail Portfolio 2 Properties are located in nine states and five regions, including the Northeast, Mid-Atlantic, South, Midwest, and Southwest. The
largest state concentrations are represented by Texas, with four properties totaling 546,722 square feet (34.4% of total); Virginia, with two properties totaling 238,035 square feet (15.0% of total); and West Virginia, with one property totaling 180,346 square feet (11.4% of total). No other state represents more than 10% of the portfolio by square footage. The Galileo NXL
Retail Portfolio 2 Properties were purchased by the Galileo NXL Retail
Portfolio 2 Borrowers (as defined below) from NXL (as defined below) (or affiliates thereof) simultaneously with the origination of the Galileo NXL
Retail Portfolio 2 Loan.

The following tables present certain information regarding the Galileo NXL
Retail Portfolio 2 Properties:

--------------------------------------------------------------------------------------
                      GALILEO NXL RETAIL PORTFOLIO 2 PROPERTIES
                      -----------------------------------------

                                                             YEAR BUILT/     SQUARE
 PROPERTY                               CITY        STATE     RENOVATED       FEET
--------------------------------------------------------------------------------------

 Moundsville Plaza .............    Moundsville      WV      1961/1994       180,346
 Jones Square ..................      Houston        TX      1978/1988       169,003
 Northshore Plaza ..............     Portland        TX      1981/2000       152,144
 Hilltop Plaza .................  Virginia Beach     VA        1987          152,025
 Northridge Plaza ..............     Milwaukee       WI      1975/1996       150,164
 Washtenaw Fountain Plaza.......     Ypsilanti       MI        1989          135,942
 Keegan's Meadow ...............     Stafford        TX      1983/1999       125,298
 Marwood Plaza .................   Indianapolis      IN      1972/1992       107,080
 Plantation Plaza ..............       Clute         TX      1973/2002       100,277
 Jacksonian Plaza ..............      Jackson        MS        1990           87,721
 Tuckernuck Square .............     Richmond        VA      1981/1994        86,010
 Southern Village ..............       Mesa          AZ      1986/1997        84,054
 Dover Park Plaza ..............     Yardville       NJ      1966/2004        58,025
-------------------------------- ---------------- --------   ---------     ---------
 TOTAL / WEIGHTED AVERAGE ......                                           1,588,089
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                            GALILEO NXL RETAIL PORTFOLIO 2 PROPERTIES
                            -----------------------------------------

                                  % OF TOTAL                                           APPRAISED
 PROPERTY                        SQUARE FEET    OCCUPANCY        PRIMARY TENANT          VALUE
--------------------------------------------------------------------------------------------------

 Moundsville Plaza ............      11.4%         86.6%            Kroger           $ 11,000,000
 Jones Square .................      10.6%        100.0%          Hobby Lobby        $ 13,400,000
 Northshore Plaza .............       9.6%         95.1%            H.E.B.           $ 10,800,000
 Hilltop Plaza ................       9.6%         98.9%    North Carolina Company   $ 13,200,000
 Northridge Plaza .............       9.5%         63.2%           Big Lots          $ 10,900,000
 Washtenaw Fountain Plaza......       8.6%         72.3%        Dunham's Sports      $  8,200,000
 Keegan's Meadow ..............       7.9%         95.5%           Randall's         $ 13,800,000
 Marwood Plaza ................       6.7%         96.1%            Kroger           $ 10,000,000
 Plantation Plaza .............       6.3%         98.8%            Kroger           $ 10,500,000
 Jacksonian Plaza .............       5.5%        100.0%         Office Depot        $  4,000,000
 Tuckernuck Square ............       5.4%         95.5%          Babies R Us        $ 11,400,000
 Southern Village .............       5.3%         98.1%           Food City         $  9,800,000
 Dover Park Plaza .............       3.7%         95.8%              CVS            $  8,500,000
--------------------------------    -----         -----    ------------------------  ------------
 TOTAL / WEIGHTED AVERAGE .....     100.0%         90.9%                             $135,500,000
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                TEN LARGEST TENANTS BY BASE RENT
                                                --------------------------------

                                                  CREDIT RATINGS   NUMBER OF              % OF PORTFOLIO   SQUARE   % OF PORTFOLIO
 TENANT                        PARENT COMPANY    (MOODY'S/S&P)(1)   STORES     BASE RENT     BASE RENT      FEET         GLA
--------------------------  ------------------   ----------------  --------- ------------ --------------  -------  ---------------

 Kroger ..................    The Kroger Co.        Baa2/BBB-          4      $1,179,220        10.8%     161,168        10.1%
 Randalls ................     Safeway Inc.         Baa2/BBB-          1      $  431,875         3.9%      53,250         3.4%
 Walgreens ...............     Walgreen Co.           Aa3/A+           2      $  429,860         3.9%      29,700         1.9%
 Office Depot ............   Office Depot Inc.      Baa3/BBB-          3      $  397,253         3.6%      68,164         4.3%
 Food City ...............          NAP               NR/NR            1      $  391,656         3.6%      52,220         3.3%
 Big Lots ................     Big Lots Inc.         NR/BBB-           3      $  381,000         3.5%     106,145         6.7%
 Hobby Lobby .............          NAP               NR/NR            1      $  330,000         3.0%      60,000         3.8%
 North Carolina Company ..          NAP               NR/NR            1      $  318,160         2.9%      63,632         4.0%
 H.E.B. ..................  HEB Grocery Co. LP        NR/NR            1      $  316,333         2.9%      74,627         4.7%
 CVS .....................       CVS Corp.            A3/A-            2      $  253,940         2.3%      22,500         1.4%
-------------------------- --------------------        ----           --      ----------        ----      -------        ----
 TOTAL ...................                                            19      $4,429,297        40.5%     691,406        43.5%
----------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       45

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Galileo NXL Retail Portfolio 2 Properties:

------------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE(1)
                                                    --------------------------

                     NUMBER      SQUARE       % OF                   % OF BASE   CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                   OF LEASES      FEET         GLA       BASE RENT     RENT     SQUARE FEET    % OF GLA    BASE RENT    OF BASE RENT
 YEAR               EXPIRING    EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 Vacant .........     NAP        145,170        9.1%           NAP      NAP        145,170        9.1%            NAP       NAP
 Month-to-Month..       7         14,557        0.9%   $   186,376      1.7%       159,727       10.1%    $   186,376       1.7%
 2005 ...........      15         38,985        2.5%   $   467,431      4.3%       198,712       12.5%    $   653,807       6.0%
 2006 ...........      29         58,912        3.7%   $   722,504      6.6%       257,624       16.2%    $ 1,376,311      12.6%
 2007 ...........      29        120,236        7.6%   $ 1,010,745      9.2%       377,860       23.8%    $ 2,387,057      21.8%
 2008 ...........      37        258,287       16.3%   $ 1,747,099     16.0%       636,147       40.1%    $ 4,134,155      37.8%
 2009 ...........      32        218,591       13.8%   $ 1,450,904     13.3%       854,738       53.8%    $ 5,585,060      51.0%
 2010 ...........      16        166,822       10.5%   $ 1,027,633      9.4%     1,021,560       64.3%    $ 6,612,692      60.4%
 2011 ...........       2         14,100        0.9%   $   126,400      1.2%     1,035,660       65.2%    $ 6,739,092      61.6%
 2012 ...........       8         84,135        5.3%   $   608,525      5.6%     1,119,795       70.5%    $ 7,347,618      67.1%
 2013 ...........       6        173,270       10.9%   $ 1,215,831     11.1%     1,293,065       81.4%    $ 8,563,449      78.3%
 Thereafter .....      16        295,024       18.6%   $ 2,378,700     21.7%     1,588,089      100.0%    $10,942,149     100.0%
-----------------     ---      ---------      -----    -----------    -----      ---------      -----     -----------     -----
 TOTAL ..........     197      1,588,089      100.0%   $10,942,149    100.0%     1,588,089      100.0%    $10,942,149     100.0%
------------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Information obtained from the Galileo NXL Retail Portfolio 2 Borrower's rent roll.

THE BORROWERS. The following Galileo NXL Retail Portfolio 2 borrowers are associated with the promissory note for the Galileo NXL Retail Portfolio 2
Loan: HK New Plan Hilltop Plaza, LLC; Galileo Apollo II TX LP; Galileo
Moundsville LLC; Galileo Apollo II Sub LLC; HK New Plan Tuckernuck Square, LLC
and Galileo Washtenaw Fountain, LLC (collectively, the "Galileo NXL Retail
Portfolio 2 Borrowers"). Each of these entities is a single-purpose Delaware limited liability company or Delaware limited partnership. Galileo America LLC, a Delaware limited liability company (the "JV"), the members of which are New
Plan Australian Member, LLC (3.74%), a Delaware limited liability company, ERP
Australian Member. LLC (1.26%), a Delaware limited liability company, and
Galileo America, Inc. (95%), real estate investment trust (a "REIT") organized under the laws of the State of Maryland, indirectly owns 100% of the beneficial interests in all of the Galileo NXL Retail Portfolio 2 Borrowers.

Galileo America, Inc., is wholly-owned by Galileo Shopping America Trust
("GSA"), which is a publicly traded REIT on the Australian Stock Exchange that was formed in 2003 and that has approximately $1.77 billion of assets.(2)

New Plan Australian Member, LLC and ERP Australian Member, LLC are each directly or indirectly owned by New Plan Excel Realty Trust, Inc. ("NXL"), a
NYSE-listed real estate investment trust. NXL, is a New York-based REIT that was formed in 1972 and has been publicly traded since 1993. As of October 27,
2005, NXL's equity market capitalization was valued at over $2.2 billion and its net real estate assets were valued at over $3.5 billion, the 52-week range for NXL's stock is $20.18 to $28.65.

PROPERTY MANAGEMENT. NXL has retained an ownership interest in the properties through its 5% stake in Galileo America LLC, the purchaser of the properties and the deal sponsor. NXL, which managed the properties prior to their acquisition by the Galileo NXL Retail Portfolio 2 Borrowers, will continue to manage the properties through ERT Australian Management, LP.

LOCKBOX. At closing the Galileo NXL Retail Portfolio 2 Borrowers established a rent account in the lender's name. The Galileo NXL Retail Portfolio 2 Borrowers shall have access to and rights of withdrawal with respect to the rent account until the occurrence of an event of default or if the debt service coverage ratio (DSCR) for the preceding 12 months is less than 1.30x (a "Cash Management
Trigger Event"). Upon the occurrence of a Cash Management Trigger Event, the rent account shall be under the sole dominion and control of the lender until the event of default causing the Cash Management Trigger Event has been cured or waived or the DSCR for the preceding 12 months is at least 1.40x for three months.

ESCROWS. The following escrow / reserve accounts have been established with respect to the Galileo NXL Retail Portfolio 2 Loan:

        ---------------------------------------------------------------
                                ESCROWS / RESERVES
                                ------------------
        TYPE:                                   INITIAL        MONTHLY
        Taxes .............................   $1,313,287      $184,233
        Insurance .........................   $  174,676      $ 24,954
        Capital Expenditures ..............   $        0      $ 19,851
        Immediate Repair Reserves .........   $  114,700      $      0
        Rollover Reserves .................   $   25,627      $      0
        ---------------------------------------------------------------

--------------------
(2)  Based on the $US exchange rate as of September 7, 2005.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       46

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

SUBSTITUTION. Permitted provided that, among other things, the following conditions are satisfied after giving effect to the substitution: (i) the loan-to-value (LTV) ratio is less than the lesser of the LTV ratio for the substituted property based on an appraisal not more than 45 days prior to such substitution and the allocated loan amount for such property and 73.1%, (ii)
the DSCR is at least equal to the greater of the DSCR in the Preceding Period
(as defined herein) and 1.82x, and (iii) the net operating income (NOI) is at least equal to the NOI in the Preceding Period. "Preceding Period" is the
trailing 12 month period immediately prior to a substitution, release or alteration, as the case may be. The allocated loan amount of the substitute property or properties shall not exceed, individually or in the aggregate 33%
of the principal balance on the closing date.

PARTIAL DEFEASANCE OF INDIVIDUAL PROPERTIES. Permitted after the second anniversary of securitization, provided that, among other things, the following conditions are satisfied after giving effect to the release: (i) the DSCR is equal to or greater than the DSCR in the Preceding Period and 1.82x, and (ii)
the Galileo NXL Retail Portfolio 2 Borrowers deposit with the lender United
States government securities sufficient to make scheduled payments on the loan in the amount of 125% of the allocated loan amount in respect of the released property.

PARCEL RELEASE/PARTIAL DEFEASANCE OF PARCELS. Permitted for unimproved, non-income producing parcels of land (or parking areas with de minimis income)
for addition or expansion of improvements for retail purposes, provided that, among other things, (i) the borrower delivers an officer's certificate stating that the value and the NOI at the remaining property would increase after taking into account the proposed use of the release parcel, (ii) the DSCR for the Preceding Period is not less than 1.82x, (iii) prior to the second anniversary of securitization, the greater of the appraised value of the parcel and the purchase price of the parcel plus the greater 1% thereof or yield maintenance thereon is held by the lender as additional collateral, or after the second anniversary of securitization, defeasance in the amount of 125% of the greater of the appraised value of the parcel and the purchase price of the parcel, (iv) the release parcel is subdivided from the remaining property and
(v) the borrower delivers certain legal opinions and officer's certificates.
The release of a specified parcel at the Moundsville property identified in the loan documents does not require the satisfaction of clauses (i) and (ii) above and certain other conditions.

PROPERTY ALTERATIONS. Permitted, subject to certain restrictions, including providing a completion guaranty for alterations, in the aggregate, in excess of
$4,000,000, the posting of collateral in the event that NOI during the
Preceding Period exceeds by 5% or more the NOI during alteration, or any alteration that would exceed 5% of the principal balance of either loan and the delivery of certain legal opinions and officer's certificate of the borrower.
However, alterations which would reduce debt yield during such alteration below
90% of the pre-alteration debt yield or which have an aggregate budgeted cost greater than 15% of the principal balance, are not permitted.

ENVIRONMENTAL INSURANCE(1). Eight of the thirteen properties securing the Loan currently have or historically had dry cleaners or gas stations on the premises. The Borrowers have obtained an environmental insurance policy through
AIG that provides $2 million of coverage per incident up to a $7.5 million aggregate cap.

--------------------
(1)  The environmental insurance policy provides blanket coverage for a
     69-property portfolio. The policy has a 5-year term and Galileo NXL Retail
     Portfolio 2 Borrower has provided a covenant to renew the policy, subject to the availability of a new policy on commercially reasonable terms.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       47

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

CHASE MANHATTAN CENTRE
----------------------

                   [CHASE MANHATTAN CENTRE PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                         1
 Location (City/State)                                          Wilmington, DE
 Property Type                                                          Office
 Size (Square Feet)                                                    441,341
 Physical Percentage Occupancy as of July 1, 2005                        95.7%
 Year Built/Renovated                                                 1988/NAP
 Appraisal Value                                                  $123,000,000
 # of Tenant Leases                                                         52
 Average Rent Per Square Foot                                           $26.52
 Underwritten Economic Occupancy                                           95%
 Underwritten Revenues                                             $15,309,857
 Underwritten Total Expenses                                        $6,322,334
 Underwritten Net Operating Income (NOI)                            $8,987,523
 Underwritten Net Cash Flow (NCF)                                   $8,260,950
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                      CRF
 Loan Group                                                                  1
 Origination Date                                              October 6, 2005
 Cut-off Date Principal Balance                                    $97,293,655
 Cut-off Date Loan Balance Per SF/Unit                                    $220
 Percentage of Initial Mortgage Pool Balance                              3.2%
 Number of Mortgage Loans                                                    1
 Type of Security (Fee/Leasehold)                                          Fee
 Mortgage Rate                                                         5.3300%
 Amortization Type                                                     Balloon
 IO Period (Months)                                                          0
 Original Term to Maturity/ARD (Months)                                    120
 Original Amortization Term (Months)                                       360
 Lockbox                                                                  Hard
 Cut-off Date LTV Ratio                                                  79.1%
 LTV Ratio at Maturity or ARD                                            65.9%
 Underwritten DSCR on NOI                                                1.38x
 Underwritten DSCR on NCF                                                1.27x
--------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       48

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                 [CHASE MANHATTAN CENTRE LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       49

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Chase Manhattan Centre Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 22-story
Class A office building (the "Chase Manhattan Centre Property") located in
Wilmington, DE. The Chase Manhattan Center Loan represents approximately 3.2%
of the initial mortgage pool balance and approximately 3.3% of the initial loan group 1 balance.

The Chase Manhattan Centre Loan was originated on October 6, 2005, and has a principal balance as of the cut-off date of $97,293,655. The Chase Manhattan
Centre Loan has a remaining term of 118 months and a scheduled maturity date of
October 8, 2015. The Chase Manhattan Centre Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Chase Manhattan Centre Loan is permitted on or after July 8, 2015.

THE PROPERTY. The Chase Manhattan Centre Property consists of a 22-story, Class
A office building with 441,341 rentable square feet located at 1201 North
Market Street in downtown Wilmington, Delaware.  The Chase Manhattan Centre
Property is located on 1.26 acres and occupies an entire city block.  The steel-frame building was constructed in 1988 and designed by Skidmore, Owings and Merrill.  The property is the tallest building in Wilmington. JP Morgan
Chase & Co. ("JP Morgan"), the anchor tenant at the Chase Manhattan Centre
Property, invested significant amounts in capital improvements to house its data operations at the Chase Manhattan Centre Property.

The Chase Manhattan Centre Property contains four levels of below-grade parking for 475 automobiles (1.1 parking stalls/ 1,000 square foot).  Two separate elevators and one stair tower serve the parking levels from the lobby of the building.

The building has two entrances, one on each of Market and 12th Streets, and features a vaulted lobby with a terrazzo floor and marble walls.  There are nine elevators serving the office space.  The floor plates are rectangular with various offsets creating numerous corner and multi-window offices on each floor.  Floor-plates range between 15,000 square feet and 21,000 square feet, with layouts suited to both single and multi-tenant floor configurations.
Building security includes security turnstiles at both elevator banks requiring tenants to use access cards to enter, around-the-clock security personnel
(24/7), and security cameras surrounding the perimeter of the building including the loading dock area that are monitored by security personnel at the lobby console.

The following table presents certain information regarding major tenants at the
Chase Manhattan Centre Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT INFORMATION
                                                          ------------------

                                                                        CREDIT RATINGS    SQUARE    % OF    BASE RENT     LEASE
 TENANT NAME                                     PARENT COMPANY        (MOODY'S/S&P)(1)    FEET      GLA        PSF     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

 JP Morgan Chase ...................       JP Morgan Chase & Co.           Aa3/AA-       80,912    18.3%    $  16.71     6/30/2008
 Morris, Nichols, Arsht & Tunnell .. Morris, Nichols, Arsht & Tunnell       NR/NR        66,099    15.0%    $  29.09    12/31/2013
 Blank Rome LLP ....................          Blank Rome LLP                NR/NR        40,960     9.3%    $  27.45    12/31/2016
 Marvin & Palmer ...................          Marvin & Palmer               NR/NR        30,256     6.9%    $  28.16     5/31/2012
 Nuclear Insurance ................. Nuclear Electric Insurance, Ltd.       NR/NR        26,862     6.1%    $  28.41     6/30/2016
----------------------------------------------------------------------------------------------------------------------------------

(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Chase Manhattan Centre Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE(2)
                                                     --------------------------

                     NUMBER      SQUARE      % OF                   % OF BASE   CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                   OF LEASES     FEET        GLA       BASE RENT       RENT     SQUARE FEET    % OF GLA    BASE RENT   OF BASE RENT
 YEAR               EXPIRING   EXPIRING   EXPIRING     EXPIRING      EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........      NAP     18,820     4.3%               NAP        NAP        18,820        4.3%            NAP      NAP
 Month-to-Month ..        1        824     0.2%    $       24,113       0.2%        19,644        4.5%    $    24,113      0.2%
 2006 ............        1      7,913     1.8%    $      242,850       2.2%        27,557        6.2%    $   266,963      2.4%
 2007 ............        6     25,542     5.8%    $      816,231       7.3%        53,099       12.0%    $ 1,083,194      9.7%
 2008 ............        6     87,753    19.9%    $    1,547,152      13.8%       140,852       31.9%    $ 2,630,346     23.5%
 2009 ............       10     26,977     6.1%    $      805,559       7.2%       167,829       38.0%    $ 3,435,905     30.7%
 2010 ............        1      2,802     0.6%    $       82,099       0.7%       170,631       38.7%    $ 3,518,004     31.4%
 2011 ............       10     73,312    16.6%    $    2,070,332      18.5%       243,943       55.3%    $ 5,588,336     49.9%
 2012 ............        4     42,361     9.6%    $    1,145,220      10.2%       286,304       64.9%    $ 6,733,556     60.1%
 2013 ............        5     82,339    18.7%    $    2,377,524      21.2%       368,643       83.5%    $ 9,111,080     81.3%
 2014 ............        0          0     0.0%    $            0       0.0%       368,643       83.5%    $ 9,111,080     81.3%
 2015 ............        0          0     0.0%    $            0       0.0%       368,643       83.5%    $ 9,111,080     81.3%
 Thereafter ......        8     72,698    16.5%    $    2,093,954      18.7%       441,341      100.0%    $11,205,034    100.0%
------------------       --    -------   -----     --------------     -----        -------      -----     -----------    -----
 TOTAL ...........       52    441,341   100.0%    $11,205,033.72     100.0%       441,341      100.0%    $11,205,034    100.0%
------------------------------------------------------------------------------------------------------------------------------------

THE MARKET(3).  The Chase Manhattan Centre Property is located within
Wilmington's central business district ("CBD").  The CBD has 5.9 million square feet of office space.  The top demand drivers for office space in Wilmington's
CBD include financial services and law firms.  The vacancy rate for
Wilmington's CBD is approximately 12.1% (representing 717,222 square feet).
There are 16 office buildings with approximately 4.8 million square feet of space that comprise the Chase Manhattan Centre Property direct competitive set.
The vacancy rate among these buildings is 11.2% (representing 533,937 square feet). The property's closest competitors include 7 CBD properties with approximately 2,318,446 square feet that exhibit vacancy rates of 0% to 11.3%
and an average rate of 4.5%. Rental rates in the downtown Wilmington office market range from approximately $17.00 per square foot on a full service basis for Class B space to $32.00 per square foot plus electric for the premier spaces.

--------------------
(2)  Information obtained from the Chase Manhattan Centre Borrower's rent roll.

(3)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       50

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE BORROWER. The borrower, 1201 North Market Street LLC, (the "Chase Manhattan
Centre Borrower"), is a single purpose entity. The Chase Manhattan Centre
Borrower is a Delaware limited liability company. The three largest members of the Chase Manhattan Centre Borrower, who collectively own 86% of the company, are Siegfried Realty Holdings (32.69%), PAI Realty, LLC (31.13%), and McConnell
-- Johnson Properties LLC (22.17%), an affiliate of the property manager.

McConnell -- Johnson Properties LLC is controlled by The McConnell Johnson Real
Estate Company which is a joint venture between Paul McConnell and Scott
Johnson.  Paul McConnell has participated in development projects totaling over
5 million square feet.  Prior to forming McConnell Development in 1989, Mr.
McConnell was a general partner at Emory Hill McConnell Associates where he generally directed the leasing, marketing, planning, acquisition and development of new projects in Delaware, New Jersey, Maryland and Pennsylvania and participated in negotiations on over 200 leases and over 4 million square feet  of leased space.  Scott Johnson began his real estate career in 1987 with the Linpro Company in office leasing and construction management.
Subsequently, Mr. Johnson spent 8 years as an owner's representative, leasing and managing properties for owners such as Lend Lease, TA Associates and
Brandywine Realty Trust; he was also a tenant's representative for national companies, and was involved in property acquisitions and development. In 2000,
Scott Johnson joined John McConnell as a partner in various entities of The
McConnell Companies.

PROPERTY MANAGEMENT. The property manager for the Chase Manhattan Centre
Property is The McConnell Johnson Real Estate Company, which is an affiliate of the Chase Manhattan Centre Borrower.

LOCKBOX. The mortgage loan requires a hard lockbox and upfront cash management.
At origination, the Chase Manhattan Centre Borrower was required to establish a lockbox account. The loan documents require the Chase Manhattan Centre Borrower to direct the tenants to pay their rents directly to the lockbox account. All funds in the lockbox accounts are transferred to a cash management account and applied to debt service and reserves.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Chase Manhattan Centre Loan:

       --------------------------------------------------------
                             ESCROWS/RESERVES

                             ----------------
       --------------------------------------------------------
        TYPE:                             INITIAL      MONTHLY
        Taxes ........................   $128,668     $128,668
        Insurance ....................   $117,873     $ 23,575
        Capital Expenditures .........   $      0     $  5,517
        Rollover Reserves(1) .........   $      0     $ 42,295
       --------------------------------------------------------

--------------------
(1)  In addition to the monthly reserve, there is a springing rollover reserve.

Springing Rollover Reserve. In addition to the monthly rollover reserve shown above, (a) in the event that the lease with JP Morgan is not extended on terms reasonably acceptable to lender on or before February 1, 2007, the Chase
Manhattan Centre Borrower is required to deposit into the Rollover Reserve, monthly through April, 2008, an amount equal to 1/15th of (i) $1,500,000 less
(ii) any amounts on deposit in the Rollover Reserve on February 1, 2007 and (b)
in the event that the lease with Morris Nichols Arsht & Tunnell is not extended on terms reasonably acceptable to lender on or before October 1, 2012, the
Chase Manhattan Centre Borrower is required to deposit into the Rollover
Reserve, monthly through December, 2013, an amount equal to the one-fifteenth
1/15th of (i) $1,250,000 less, (ii) any amounts on deposit in the Rollover
Reserve on October 1, 2012 (exclusive of any amounts allocated to the space demised to JP Morgan). Within two Business Days after the Chase Manhattan
Centre Borrower receives a lease termination or similar payment pursuant to any lease, the Chase Manhattan Centre Borrower is required to deposit such payment into the Rollover Reserve.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       51

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

YOUNAN DALLAS PORTFOLIO I
-------------------------

[PHOTOS OMITTED]

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          3
 Location (City/State)                                               Dallas, TX
 Property Type                                                           Office
 Size (Square Feet)                                                   1,005,787
 Physical Percentage Occupancy as of June 6, 2005                         82.3%
 Year Built/Renovated                                                 See Table
 Appraisal Value                                                   $112,100,000
 # of Tenant Leases                                                         187
 Average Rent Per Square Foot                                            $17.41
 Underwritten Economic Occupancy                                          82.3%
 Underwritten Revenues                                              $15,270,070
 Underwritten Total Expenses                                        $ 6,695,131
 Underwritten Net Operating Income (NOI)                            $ 8,574,939
 Underwritten Net Cash Flow (NCF)                                   $ 7,449,507
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       CRF
 Loan Group                                                                   1
 Origination Date                                               August 31, 2005
 Cut-off Date Principal Balance                                     $80,000,000
 Cut-off Date Loan Balance Per SF/Unit                                      $80
 Percentage of Initial Mortgage Pool Balance                               2.6%
 Number of Mortgage Loans                                                     1
 Type of Security (Fee/Leasehold)                                           Fee
 Mortgage Rate                                                          5.4200%
 Amortization Type                                                       IO-ARD
 IO Period (Months)                                                          24
 Original Term to Maturity/ARD (Months)                                      60
 Original Amortization Term (Months)                                        360
 Lockbox                                                                   Hard
 Cut-off Date LTV Ratio                                                   71.4%
 LTV Ratio at Maturity or ARD                                             68.5%
 Underwritten DSCR on NOI                                                 1.59x
 Underwritten DSCR on NCF                                                 1.38x
--------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       52

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       53

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Younan Dallas Portfolio I Loan") is evidenced by a single promissory note secured by first mortgages encumbering three office properties (the "Younan Dallas Portfolio I Properties") located in Dallas, TX.
The Younan Dallas Portfolio I Loan represents approximately 2.6% of the initial mortgage pool balance and approximately 2.7% of the initial loan group 1 balance.

The Younan Dallas Portfolio I Loan was originated on August 31, 2005, and has a principal balance as of the cut-off date of $80,000,000. The Younan Dallas
Portfolio I Loan has a remaining term of 57 months, an anticipated repayment date of September 8, 2010 and a scheduled maturity date of September 8, 2035.
The Younan Dallas Portfolio I Loan permits defeasance of the entire loan or partial defeasance (on a property-by-property basis) with United States
Treasury obligations or other non-callable government securities (and in the case of a partial defeasance, in an amount equal to 125% of the allocated loan amount) beginning two years after the creation of the securitization trust.
Voluntary prepayment of the Younan Dallas Portfolio I Loan is permitted on or after August 8, 2010 without penalty.

THE PROPERTIES. The Younan Dallas Portfolio I Properties consist of three office properties containing an aggregate 1,005,787 rentable square feet and located in Dallas, TX.

NORTH CENTRAL PLAZA -- The building was constructed in 1985 and is located at
12801 North Central Expressway, on the southwest corner of the LBJ Freeway and
Central Expressway, which according to a third-party appraiser is the second busiest intersection in Dallas.  The 16-story building features a marble entrance with glass curtain wall.  The building has a four-story atrium lobby with a 52-foot water sculpture centerpiece.  The building has 22,500-square foot floor plates which are divisible into multi-tenant floors.  North Central
Plaza contains a total of 349,569 rentable square feet.  There are 51 tenants that occupy the building, ranging from 928 square feet to 22,889 square feet.
Currently, the building is 79.2% occupied.  The average rent of the occupied space is $16.01 per square foot.

8080 CENTRAL -- The building was constructed in 1984 and is located at 8080
North Central Expressway.  The building has Roman architectural accents with a gabled roof and a six-story atrium entrance featuring green slate flooring.
The typical floor plates are 17,200 square feet.  8080 Central contains a total of 283,668 rentable square feet. There are 57 tenants that occupy the building, ranging from 267 square feet to 24,086 square feet.  Currently, the building is
85.3% occupied.  The average rent of the occupied space is $19.21 per square foot.

9400 CENTRAL -- The building was constructed in 1981 and renovated in 1999 and is located at 9400 North Central Expressway.  The property is a 16-story building that features reflective glass panels and a three-story, open-air lobby with granite floors.  The typical floor plates are 25,000 square feet.
9400 Central contains a total of 372,550 rentable square feet. There are 79 tenants that occupy the building, ranging from 192 square feet to 25,704 square feet.  Currently, the building is 83.0% occupied.  The average rent of the occupied space is $17.26 per square foot.

The following tables present certain information regarding the Younan Dallas
Portfolio I Loan Properties:

                             TENANT INFORMATION
--------------------------------------------------------------------------------
                                                              CREDIT RATINGS
 TENANT NAME                            PARENT COMPANY      (MOODY'S/S&P)(1)
--------------------------------------------------------------------------------

 Milliman & Robertson ..........   Milliman & Robertson           NR/NR
 Health Texas Provider .........   Health Texas Provider          NR/NR
 Snelling & Snelling ...........  Patriarch Partners, LLC         NR/NR
 Compass Bank .................. Compass Bancshares, Inc.         A1/A-
 Benefit Partners ..............     Benefit Partners             NR/NR
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 TENANT NAME                       SQUARE FEET  % OF GLA(2)   BASE RENT PSF    LEASE EXPIRATION
------------------------------------------------------------------------------------------------

 Milliman & Robertson ..........    53,540          5.3%         $  17.65          1/31/2007
 Health Texas Provider .........    48,415          4.8%         $  17.62          11/30/2011
 Snelling & Snelling ...........    45,368          4.5%         $  16.00          2/28/2009
 Compass Bank ..................    35,362          3.5%         $  19.50           3/1/2013
 Benefit Partners ..............    33,150          3.3%         $  15.50          11/30/2014
------------------------------------------------------------------------------------------------

---------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.
(2)  Based on 1,005,787 square feet

--------------------------------------------------------------------------------
                 YOUNAN DALLAS PORTFOLIO I PROPERTIES
                 ------------------------------------
                                                    YEAR
                                                  BUILT/       SQUARE
 PROPERTY                       CITY    STATE   RENOVATED      FEET
--------------------------------------------------------------------------------

 North Central Plaza III ...  Dallas     TX       1985        349,569
 Eighty-Eighty Central .....  Dallas     TX       1984        283,668
 9400 NCX ..................  Dallas     TX    1981/1999      372,550
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ....                                1,005,787
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                 % OF
                                 TOTAL
 PROPERTY                     SQUARE FEET    OCCUPANCY        PRIMARY TENANT      APPRAISED VALUE
--------------------------------------------------------------------------------------------------

 North Central Plaza III ...  34.8%        79.2%         Snelling & Snelling       $ 30,800,000
 Eighty-Eighty Central .....  28.2%        85.3%        Health Texas Provider      $ 42,000,000
 9400 NCX ..................  37.0%        83.0%         Milliman & Robertson      $ 39,300,000
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE .... 100.0%        82.3%                                   $112,100,000
--------------------------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       54

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Younan Dallas Portfolio I Properties:

                       LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------
                        NUMBER      SQUARE       % OF
                      OF LEASES      FEET        GLA       BASE RENT
 YEAR                  EXPIRING    EXPIRING   EXPIRING     EXPIRING
----------------------------------------------------------------------

 Vacant ............       NAP     177,609    17.7%           NAP
 Month-to-Month.....        11      26,990     2.7%      $   523,932
 2005 ..............        19      84,313     8.4%      $ 1,560,780
 2006 ..............        31      89,003     8.8%      $ 1,620,048
 2007 ..............        29     120,083    11.9%      $ 1,946,100
 2008 ..............        41     159,236    15.8%      $ 3,283,716
 2009 ..............        23     124,722    12.4%      $ 1,965,348
 2010 ..............         8      20,308     2.0%      $   339,192
 2011 ..............         9      78,586     7.8%      $ 1,259,577
 2012 ..............         3      31,674     3.1%      $   551,832
 2013 ..............        10      51,446     5.1%      $   909,276
 2014 ..............         2      29,609     2.9%      $   458,940
 2015 ..............         1      12,208     1.2%      $         0
 Thereafter ........         0           0     0.0%      $         0
----------------------------------------------------------------------
 TOTAL .............       187   1,005,787   100.0%      $14,418,741
----------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                       % OF BASE    CUMULATIVE    CUMULATIVE     CUMULATIVE     CUMULATIVE %
                         RENT      SQUARE FEET     % OF GLA      BASE RENT     OF BASE RENT
 YEAR                  EXPIRING      EXPIRING      EXPIRING       EXPIRING       EXPIRING
--------------------------------------------------------------------------------------------

 Vacant ............       NAP        177,609       17.7%               NAP         NAP
 Month-to-Month.....      3.6%        204,599       20.3%      $    523,932        3.6%
 2005 ..............     10.8%        288,912       28.7%      $  2,084,712       14.5%
 2006 ..............     11.2%        377,915       37.6%      $  3,704,760       25.7%
 2007 ..............     13.5%        497,998       49.5%      $  5,650,860       39.2%
 2008 ..............     22.8%        657,234       65.3%      $  8,934,576       62.0%
 2009 ..............     13.6%        781,956       77.7%      $ 10,899,924       75.6%
 2010 ..............      2.4%        802,264       79.8%      $ 11,239,116       77.9%
 2011 ..............      8.7%        880,850       87.6%      $ 12,498,693       86.7%
 2012 ..............      3.8%        912,524       90.7%      $ 13,050,525       90.5%
 2013 ..............      6.3%        963,970       95.8%      $ 13,959,801       96.8%
 2014 ..............      3.2%        993,579       98.8%      $ 14,418,741      100.0%
 2015 ..............      0.0%      1,005,787      100.0%      $ 14,418,741      100.0%
 Thereafter ........      0.0%      1,005,787      100.0%      $ 14,418,741      100.0%
--------------------------------------------------------------------------------------------
 TOTAL .............    100.0%      1,005,787      100.0%      $ 14,418,741      100.0%
--------------------------------------------------------------------------------------------

---------------------
(1)  Information obtained from the Younan Dallas Portfolio Borrower's rent roll.

THE MARKET(2). The Younan Dallas Portfolio I Properties are three high-rise office buildings that are located in Dallas, Texas.  With a population of
5,761,057, the Dallas/Fort Worth metropolitan area is the ninth largest city in the United States.  From 2000 -- 2004, the area's population grew by 10.47%
which outpaced the state of Texas (7.46%) and the United States (4.09%).
Dallas is home to several of the largest corporations in the United States including American Airlines, Texas Health Resources, Southwestern Bell,
Verizon, Texas Instruments, Inc., JCPenney, ExxonMobil and Union Pacific
Railroad.

According to CB Richard Ellis ("CBRE"), the Dallas office market consists of 17 submarkets that total 176.6 million square feet of net rentable area.  The vacant square footage consists of 38.9 million square feet or 22.0%.  The average asking lease rate is $17.59 psf with total market absorption of 434,824
sf.

The Younan Dallas Portfolio I Properties are located in the Central Expressway submarket located along U.S. 75.  This highway connects downtown Dallas located to the south and the Plano and Richardson markets located to the north.
According to CBRE, the submarket consists of approximately 11.01 million square feet of office space which is broken down to 6.0 million square feet of Class A and 4.5 million square feet of Class B space.

As of the first quarter of 2005, the overall submarket vacancy rate was 19.65%.
The average overall lease rate was $18.41 psf.  CBRE noted that no new deliveries were made to the Central Expressway submarket during the first quarter of 2005 and there is also no new construction underway at this time.

Over the past three years, the submarket vacancy rate has been adversely affected due to a major construction project on the U.S. 75 (Central
Expressway) and IH-635 (LBJ Freeway) highways as well as the interchange known as the Dallas High Five.  On January 2, 2002, the Texas Department of
Transportation Dallas District and general contractor Zachry Construction
Corporation broke ground on the largest interchange in Texas.  This project was projected to be completed in January 2007; however it is now expected to be completed by December 2005.  When completed, the Dallas High Five will allow 8 lanes of travel on U.S. 75 and 10 lanes of travel along with four dedicated HOV lanes on I-635.  There will be a series of large, angled ramps that will allow a large number of automobiles to travel from highway to highway while maintaining highway speeds.  The North Central Plaza building is on the southwest corner of the intersection of the LBJ Freeway and Central Expressway.
The 9400 Central building is approximately 3.5 miles south of the North Central
Plaza building on the western side of Central Expressway and the 8080 Central building is 2.1 miles south of the 9400 Central building on the eastern side of
Central Expressway.  Due to their proximity to the Dallas High Five construction project, the Younan Dallas Portfolio I Properties were severely affected by the closures, detours and general inaccessibility that accompanied highway construction.  During the highway construction, the occupancy of the
Younan Dallas Portfolio I Properties did not decline below 70%.

The Younan Dallas Portfolio I Properties are located a few miles northeast of the Preston Hollow neighborhood in which many senior executives of area companies reside.  Preston Hollow is generally bound by Royal Lane to the north, Hillcrest Road to the east, Northwest Highway to the south and the
Dallas North Tollway to the west.  There are approximately 42,429 people within two miles of the center of Preston Hollow and the average household income is
$163,371.  Within a half a mile radius of the center of Preston Hollow, the average household income is $282,091.

--------------------
(2)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       55

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE BORROWER. The borrower, YPI Central Expressway Properties, L.P. (the
"Younan Dallas Portfolio I Borrower"), is a single purpose entity. The borrower is a Delaware limited partnership. The general partner of the Younan Dallas
Portfolio I Borrower, which holds a 0.1% interest, is YPI Central Expressway
GP, LLC (the "Younan GP"), a Delaware limited liability company.  The limited partner, which holds a 99.9% interest, is YPI Central Expressway Holding, L.P.
(the "Younan LP"), a Delaware limited partnership.  Younan Investment
Properties L.P., which is 100% owned by Zaya Younan, owns 16.90840% of the
Younan LP. The remainder of the interest in the Younan LP is owed by more than
20 other minority investors ranging from 0.19084% to 15.26713%. The Younan GP is 100% owned by the Younan LP.

According to Mr. Younan, Younan Properties Inc. ("Younan Properties") was
founded three years ago by Zaya Younan, who today operates as the company's chief executive officer.  Mr. Younan has over ten years of experience in commercial real estate and building operation management.  Younan Properties has a nine-person management team that possesses experience in acquisitions and dispositions, building operation, financing, leasing, asset management, and development.  The management team has 110 years of combined real estate experience, specializing in office, retail, multi-family, and hotel properties.
Since Younan Properties' inception the company has purchased over 30 office buildings totaling 5 million square feet and 2 full-service hotels with 780 rooms.  In the past two years, Younan Properties has also sold ten office buildings totaling 1 million square feet.  According to Mr. Younan, the average occupancy when the buildings were acquired was 40% and the average occupancy when the buildings were sold was 95%.  Younan Properties currently owns five office buildings totaling just over 1 million square feet in the Dallas market.

PROPERTY MANAGEMENT. The property manager for the Younan Dallas Portfolio I
Properties is Younan Investment Properties, L.P., which is an affiliate of the
Younan Dallas Portfolio I Borrower.

LOCKBOX. The Younan Dallas Portfolio I Loan requires a hard lockbox and springing cash management. At origination, the Younan Dallas Portfolio I
Borrower was required to establish a lockbox account. The loan documents require the Younan Dallas Portfolio I Borrower to direct the tenants to pay their rents directly to the lockbox account. Until a "cash management event"
has occurred, all funds in the lockbox accounts are transferred to an account designated by the Younan Dallas Portfolio I Borrower. Following a cash management event, all amounts are transferred to a cash management account and applied to debt service and reserves. A "cash management event" means, (i) an event of default, (ii) the aggregate debt service coverage ratio (including the mezzanine debt) as of the last day of any calendar quarter is less than 1.05 :1 or (iii) the anticipated repayment date.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Younan Dallas Portfolio I Loan:

                       ESCROWS/RESERVES
--------------------------------------------------------------
  TYPE:                              INITIAL        MONTHLY
--------------------------------------------------------------
  Taxes ........................   $1,452,218      $181,528
  Insurance ....................   $  108,946      $ 10,895
  Rollover Reserves ............   $1,000,000      $ 84,154
  Capital Expenditures .........   $1,000,000      $  8,416
  Other Reserve ................   $1,000,000      $      0
--------------------------------------------------------------

Other Reserve. Borrower was required to deposit at closing $1,000,000 for rollover costs into a separate account controlled by the Younan Dallas
Portfolio I Borrower, maintained at a financial institution selected by the
Younan Dallas Portfolio I Borrower.

ADDITIONAL DEBT. The Younan LP has incurred $7,660,000 of mezzanine debt secured by a pledge of its ownership in the Younan Dallas Portfolio I Borrower.
The lender was the original holder of the mezzanine debt and sold it to
Crescent Real Estate Capital, L.P. The mezzanine debt matures on September 8,
2010.

PARTIAL DEFEASANCE. Individual Younan Dallas Portfolio I Properties may be
released from the lien of the related mortgage upon partial defeasance by the
Younan Dallas Portfolio I Borrower of a principal amount equal to the highest of the following amounts (a) 125% of the allocated loan amount; (b) 85% of gross sales price for such property (allocated pro rata with mezzanine loan);
and (c) such other amount which results in a remaining unpaid principal balance of the Younan Dallas Portfolio I Loan supporting a minimum debt service coverage ratio of 1.25x on the actual debt service constant after the expiration of the interest only period.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       56

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

U-HAUL (COPYRIGHT)  SELF STORAGE PORTFOLIOS V, VI AND VII

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          56
 Location (City/State)                                                 See Table
 Property Type                                                      Self Storage
 Size (Square Feet)                                                    1,149,205
 Physical Percentage Occupancy as of March 31, 2005                     82.7%(1)
 Year Built/Renovated                                                  See Table
 Appraisal Value                                                    $104,885,000
 Average Monthly Rent Per Unit                                            $69.18
 Underwritten Economic Occupancy                                           83.7%
 Underwritten Revenues                                               $13,620,657
 Underwritten Total Expenses                                          $4,961,963
 Underwritten Net Operating Income (NOI)                              $8,658,689
 Underwritten Net Cash Flow (NCF)                                     $8,543,771
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Loan Group                                                                    1
 Origination Date                                                   June 8, 2005
 Cut-off Date Principal Balance                                      $77,481,552
 Cut-off Date Loan Balance Per SF/Unit                                       $67
 Percentage of Initial Mortgage Pool Balance                                2.5%
 Number of Mortgage Loans                                                      3
 Type of Security (Fee/Leasehold)                                            Fee
 Mortgage Rate                                                           5.6820%
 Amortization Type                                                       Balloon
 IO Period (Months)                                                            0
 Original Term to Maturity/ARD (Months)                                      120
 Original Amortization Term (Months)                                         300
 Lockbox                                                                    Soft
 Cut-off Date LTV Ratio                                                    73.9%
 LTV Ratio at Maturity or ARD                                              57.0%
 Underwritten DSCR on NOI                                                  1.48x
 Underwritten DSCR on NCF                                                  1.46x
--------------------------------------------------------------------------------

--------------------
(1)  Occupancy reflects the weighted average for the U-Haul (Copyright) Self
     Storage Portfolio V, VI and VII Properties by square footage.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       57

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       58

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (collectively, the "U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Loans") are evidenced by three cross-collateralized and cross-defaulted promissory notes secured by first mortgages encumbering 56 U-Haul (Copyright)  self storage properties (the
"U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Properties"). The
table below provides specific information about the U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Properties. The U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Loans represent approximately 2.5% of the initial mortgage pool balance and 2.6% of the initial loan group 1 balance.

The U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Loans were originated on June 8, 2005 and have an aggregate principal balance as of the cut-off date of $77,481,552. The U-Haul (Copyright)  Self Storage Portfolio V,
VI and VII Loans have a remaining term of 115 months to its maturity date of
July 1, 2015. The U-Haul (Copyright)  Self Storage Portfolio V, VI and VII
Loans may be prepaid on or after January 1, 2015, and permit defeasance with
United States government obligations beginning two years after the creation of the securitization trust.

THE PROPERTIES. The U-Haul (Copyright)  Self Storage Portfolio V, VI and VII
Loans are secured by the 56 U-Haul (Copyright)  Self Storage Portfolio V, VI
and VII Properties totaling 14,668 self storage units and 1,149,205 net rentable square feet. The U-Haul (Copyright)  Self Storage Portfolio V, VI and
VII Properties are located in 22 states across the U.S. The U-Haul (Copyright)
Self Storage Portfolio V, VI and VII Properties average 262 self storage units per location (ranging from 68 to 881 units per location) with an average unit size of 78 rentable square feet. The largest state concentrations are represented by Texas, with nine properties totaling 3,013 units (20.5% of total units); Florida, with four properties totaling 1,316 units (9.0% of total units); and Alabama, with five properties totaling 1,233 units (8.4% of total units). No other state represents more than 7.0% of the portfolio by unit count or square footage. Typical construction consists of either metal or concrete block framing on concrete slab foundations, with pitched, corrugated metal roofs. Exterior-access storage units generally have roll-up aluminum or metal doors. Interior-access storage units, some of which are climate-controlled, are either located within the main retail / office building, or in separate buildings built or converted specifically for interior-access storage.
Approximately 25.6% of the units in the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Properties are climate-controlled. Some U-Haul
(Copyright)  Self Storage Portfolio V, VI and VII Properties also have an apartment for an on-site manager. As of March 31, 2005, the U-Haul (Copyright)
Self Storage Portfolio V, VI and VII Properties were 82.7% occupied.

The following table presents certain information regarding the U-Haul
(Copyright)  Self Storage Portfolio V, VI and VII Properties:

-----------------------------------------------------------------------------------------------
              U-HAUL (Copyright)  SELF STORAGE PORTFOLIO V, VI AND VII PROPERTIES
                                                                     % OF TOTAL
                                                            SELF       SELF
                                            APPROXIMATE   STORAGE     STORAGE
                                           YEAR BUILT /    SQUARE     SQUARE      SELF STORAGE
 U-HAUL (Copyright)  CENTER LOCATION         RENOVATED      FEET       FEET          UNITS
-----------------------------------------------------------------------------------------------

 Houston, Texas .........................  1985 / 1995    62,075        5.4%              881
 Yonkers, New York ......................     1950        54,149        4.7%              859
 Lancaster, California ..................  1985 / 2002    45,973        4.0%              452
 Miami, Florida .........................     1925        42,776        3.7%              712
 Independence, Missouri .................  1970 / 1993    35,700        3.1%              388
 Corpus Christi, Texas ..................     1965        34,767        3.0%              369
 Houston, Texas .........................     1977        34,761        3.0%              451
 Mobile, Alabama ........................     1970        32,868        2.9%              288
 Memphis, Tennessee .....................     1982        32,008        2.8%              415
 El Paso, Texas .........................  1971 / 2002    30,814        2.7%              331
 Detroit, Michigan ......................  1965 / 1978    29,750        2.6%              414
 San Angelo, Texas ......................     1980        29,650        2.6%              239
 Tuscaloosa, Alabama ....................  1970 / 1984    29,266        2.5%              420
 Pleasant Hills, Pennsylvania ...........     1978        27,622        2.4%              379
 Columbus, Ohio .........................     1974        26,796        2.3%              274
 Tampa, Florida .........................  1959 / 1990    26,564        2.3%              256
 Gretna, Louisiana ......................  1984 / 1993    25,100        2.2%              275
 Savannah, Georgia ......................   1977/1984     25,055        2.2%              351
 Columbus, Georgia ......................     1963        24,425        2.1%              280
 Houston, Texas .........................  1968 / 1979    23,024        2.0%              298
 Leesburg, Florida ......................     1984        22,490        2.0%              266
 Glendale, Arizona ......................   1988/1990     20,220        1.8%              177
 Roseburg, Oregon .......................     1981        19,950        1.7%              229
 Corpus Christi, Texas ..................     1960        18,569        1.6%              204
 Moon Town, Pennsylvania ................   1980/1982     18,371        1.6%              222
 Memphis, Tennessee .....................  1966 / 1984    18,300        1.6%              182
 Fontana, California ....................     1970        17,980        1.6%              228
 Topeka, Kansas .........................   1979/1985     17,450        1.5%              192
 Mobile, Alabama ........................     1945        17,217        1.5%              257
 Weymouth, Massachusetts ................     1959        16,690        1.5%              266
 Hartford, Connecticut ..................  1956 / 1994    16,305        1.4%              186
 Middletown, Ohio .......................     1950        15,696        1.4%              222
 Westfield, Massachusetts ...............     1955        15,000        1.3%              134
 Orange, Connecticut ....................   1939/1980     14,176        1.2%              196
 Bridgeport, Connecticut ................   1941/1990     14,143        1.2%              289
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                AVERAGE
                                            % OF TOTAL SELF     RENT/                     APPRAISED
 U-HAUL (Copyright)  CENTER LOCATION         STORAGE UNITS       UNIT     OCCUPANCY(1)      VALUE
---------------------------------------------------------------------------------------------------

 Houston, Texas .........................         6.0%        $  62.43        84.3%     $8,980,000
 Yonkers, New York ......................         5.9%        $  85.78        88.3%     $7,400,000
 Lancaster, California ..................         3.1%        $  89.84        89.0%     $4,500,000
 Miami, Florida .........................         4.9%        $  82.37        85.3%     $6,750,000
 Independence, Missouri .................         2.6%        $  70.85        73.3%     $2,100,000
 Corpus Christi, Texas ..................         2.5%        $  69.38        72.3%     $1,750,000
 Houston, Texas .........................         3.1%        $  43.22        73.7%     $1,850,000
 Mobile, Alabama ........................         2.0%        $  78.52        85.2%     $2,050,000
 Memphis, Tennessee .....................         2.8%        $  58.12        86.9%     $2,890,000
 El Paso, Texas .........................         2.3%        $  71.88        79.9%     $2,460,000
 Detroit, Michigan ......................         2.8%        $  75.34        66.3%     $1,865,000
 San Angelo, Texas ......................         1.6%        $  68.58        81.3%     $1,410,000
 Tuscaloosa, Alabama ....................         2.9%        $  40.20        71.8%     $1,700,000
 Pleasant Hills, Pennsylvania ...........         2.6%        $  76.38        89.3%     $3,490,000
 Columbus, Ohio .........................         1.9%        $  62.17        77.9%     $1,760,000
 Tampa, Florida .........................         1.7%        $  80.99        85.5%     $2,140,000
 Gretna, Louisiana ......................         1.9%        $  71.80        87.1%     $1,700,000
 Savannah, Georgia ......................         2.4%        $  55.19        92.6%     $1,960,000
 Columbus, Georgia ......................         1.9%        $  66.03        86.8%     $1,760,000
 Houston, Texas .........................         2.0%        $  52.33        75.1%     $1,360,000
 Leesburg, Florida ......................         1.8%        $  54.07        94.3%     $1,820,000
 Glendale, Arizona ......................         1.2%        $  87.08        93.2%     $2,200,000
 Roseburg, Oregon .......................         1.6%        $  55.99        86.6%     $1,210,000
 Corpus Christi, Texas ..................         1.4%        $  57.00        73.6%     $  800,000
 Moon Town, Pennsylvania ................         1.5%        $  88.92        93.1%     $2,510,000
 Memphis, Tennessee .....................         1.2%        $  69.18        94.9%     $1,600,000
 Fontana, California ....................         1.6%        $  76.41        83.4%     $1,890,000
 Topeka, Kansas .........................         1.3%        $  67.76        93.5%     $1,100,000
 Mobile, Alabama ........................         1.8%        $  60.67        86.7%     $1,350,000
 Weymouth, Massachusetts ................         1.8%        $  98.91        64.8%     $2,400,000
 Hartford, Connecticut ..................         1.3%        $  80.67        82.2%     $1,200,000
 Middletown, Ohio .......................         1.5%        $  39.03        65.5%     $  540,000
 Westfield, Massachusetts ...............         0.9%        $ 111.20        89.3%     $1,510,000
 Orange, Connecticut ....................         1.3%        $  85.83        68.9%     $1,970,000
 Bridgeport, Connecticut ................         2.0%        $  86.12        85.9%     $2,620,000
---------------------------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       59

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
               U-HAUL (C) SELF STORAGE PORTFOLIO V, VI AND VII PROPERTIES
               ----------------------------------------------------------
                                                                       % OF TOTAL
                                                             SELF        SELF
                                            APPROXIMATE    STORAGE      STORAGE
                                           YEAR BUILT /     SQUARE      SQUARE      SELF STORAGE
 U-HAUL (Copyright)  CENTER LOCATION         RENOVATED       FEET        FEET          UNITS
------------------------------------------------------------------------------------------------

 Cincinnati, Ohio .......................   1920/1928       13,079         1.1%           254
 Lebanon, New Hampshire .................   1976/1990       12,804         1.1%           247
 Macon, Georgia .........................     1966          12,707         1.1%           196
 Augusta, Georgia .......................     1996          12,610         1.1%           160
 Pensacola, Florida .....................     1977          12,330         1.1%            82
 Hyde Park, Massachusetts ...............  1920 / 1990      11,722         1.0%           210
 Washington, Pennsylvania ...............     1980          11,660         1.0%           167
 Olympia, Washington ....................   1939/1990       11,121         1.0%           203
 Livermore, California ..................     1982          11,000         1.0%           128
 Norwood, Massachusetts .................     1940          10,375         0.9%           147
 Saddle Brook, New Jersey ...............     1965          10,156         0.9%           160
 Birmingham, Alabama ....................   1970/2001       10,150         0.9%           123
 Wichita, Kansas ........................     1970          10,125         0.9%           117
 Birmingham, Alabama ....................   1960/1996       10,019         0.9%           145
 Pocatello, Idaho .......................   1980/1993        9,995         0.9%           137
 San Antonio, Texas .....................     1968           8,600         0.7%           135
 Grand Island, Nebraska .................     1979           8,392         0.7%            95
 Bloomsburg, Pennsylvania ...............   1986/1990        7,575         0.7%            68
 Greensburg, Pennsylvania ...............   1950/1981        7,124         0.6%           128
 Longview, Texas ........................     1939           6,961         0.6%           105
 Anaheim, California ....................   1955/1984        5,000         0.4%            79
------------------------------------------------------------------------------------------------
 TOTAL ..................................                1,149,205       100.0%        14,668
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                AVERAGE
                                            % OF TOTAL SELF     RENT/                      APPRAISED
 U-HAUL (Copyright)  CENTER LOCATION         STORAGE UNITS       UNIT     OCCUPANCY(1)      VALUE
----------------------------------------------------------------------------------------------------

 Cincinnati, Ohio .......................          1.7%        $ 50.05        71.0%     $  1,040,000
 Lebanon, New Hampshire .................          1.7%        $ 62.95        67.8%     $  1,480,000
 Macon, Georgia .........................          1.3%        $ 42.03        64.3%     $    375,000
 Augusta, Georgia .......................          1.1%        $ 62.05        87.1%     $  1,275,000
 Pensacola, Florida .....................          0.6%        $ 88.27        94.8%     $    675,000
 Hyde Park, Massachusetts ...............          1.4%        $ 80.27        84.7%     $  1,690,000
 Washington, Pennsylvania ...............          1.1%        $ 83.09        91.9%     $  1,650,000
 Olympia, Washington ....................          1.4%        $ 56.51        84.0%     $  1,250,000
 Livermore, California ..................          0.9%        $ 92.78        79.4%     $  1,420,000
 Norwood, Massachusetts .................          1.0%        $ 98.51        66.3%     $  1,620,000
 Saddle Brook, New Jersey ...............          1.1%        $ 87.45        83.5%     $  1,100,000
 Birmingham, Alabama ....................          0.8%        $ 67.42        88.9%     $    730,000
 Wichita, Kansas ........................          0.8%        $ 53.45        79.3%     $    570,000
 Birmingham, Alabama ....................          1.0%        $ 63.53        85.2%     $    900,000
 Pocatello, Idaho .......................          0.9%        $ 44.44        93.6%     $    810,000
 San Antonio, Texas .....................          0.9%        $ 55.37        88.8%     $    800,000
 Grand Island, Nebraska .................          0.6%        $ 55.23        88.3%     $    470,000
 Bloomsburg, Pennsylvania ...............          0.5%        $ 73.71        82.3%     $    425,000
 Greensburg, Pennsylvania ...............          0.9%        $ 54.31        88.4%     $  1,130,000
 Longview, Texas ........................          0.7%        $ 44.09        95.2%     $    450,000
 Anaheim, California ....................          0.5%        $ 59.89        95.0%     $    430,000
----------------------------------------------------------------------------------------------------
 TOTAL ..................................        100.0%        $ 69.18        82.7%     $104,885,000
----------------------------------------------------------------------------------------------------

--------------------
(1)  Occupancy reflects the weighted average for each property by square footage.

THE BORROWERS. One set of co-borrowers is associated with each of the three promissory notes comprising the U-Haul (Copyright)  Self Storage Portfolio V,
VI and VII Loans: AREC 2, LLC and UHIL, 2, LLC; AREC 4, LLC and UHIL 4, LLC;
and AREC 7, LLC and UHIL 7, LLC (collectively, the "U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Borrowers"). Each of these entities is a single-purpose Delaware limited liability company. AREC Holdings, LLC owns 100%
of the beneficial interests in AREC 2, LLC, AREC 4, LLC, and AREC 7, LLC. AREC
Holdings, LLC is wholly owned by AMERCO Real Estate Company, which, in turn, is a wholly-owned subsidiary of AMERCO, Inc. (NasdaqNM: UHAL / NYSE: AO+PA). The
properties are net leased to UHIL 2, LLC, UHIL 4, LLC, and UHIL 7, LLC (the
"Lessees"), and the Lessees are co-borrowers under the U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Loans. UHI Lease Holdings, LLC owns 100% of the beneficial interest in Lessees. UHI Lease Holdings, LLC is wholly owned by
U-Haul (Copyright)  International, Inc., which in turn is a wholly-owned subsidiary of AMERCO, Inc. An employee of CSC Entity Services, LLC serves as the independent director for the U-Haul (Copyright)  Self Storage Portfolio V,
VI and VII Borrowers and the Lessees.

AMERCO Real Estate Company, U-Haul (Copyright)  Company of Florida, and AMERCO
Real Estate Company of Texas serve as the indemnitors for the U-Haul
(Copyright)  Self Storage Portfolio V, VI and VII Loans. As stated above,
AMERCO Real Estate Company is a wholly-owned subsidiary of AMERCO ("AMERCO"),
Inc. AMERCO Real Estate Company reported total assets of $508 million as of
December 31, 2004. Total liabilities were reported at $260 million, resulting in shareholder's equity of $249 million. AMERCO Real Estate Company reported cash and cash equivalents of $4 million. AMERCO Real Estate Company generated total revenues of $52 million for the nine months ended December 31, 2004, and net earnings of $10 million.

AMERCO and its wholly-owned subsidiary AMERCO Real Estate Company filed petitions for relief under Chapter 11 on June 20, 2003 and August 13, 2003, respectively. The Chapter 11 filings resulted from an accounting reclassification, which adversely affected AMERCO's ability to renegotiate a
$400 million credit facility in June 2002. Consequently, AMERCO was unable to complete a $275 million bond offering, and therefore defaulted on a $100 million debt. A Plan of Reorganization was confirmed on February 25, 2004 calling for the full restoration of AMERCO's equity. On March 14, 2004, AMERCO emerged from Chapter 11 protection and entered into a $550 million exit financing credit facility. AMERCO's largest subsidiary, U-Haul (Copyright)
International, Inc. (an additional indemnitor for the U-Haul (Copyright)  Self
Storage Portfolio V, VI and VII Loans as discussed below), did not file for
Chapter 11 protection.

U-Haul (Copyright)  International, Inc. serves as an additional indemnitor for the U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Loans with respect to environmental matters only. U-Haul (Copyright)  International, Inc. is also a wholly-owned subsidiary of AMERCO, Inc. U-Haul (Copyright)  International,
Inc. reported total assets of $1.545 billion, total liabilities of $824 million, and shareholder's equity of $720 million as of December 31, 2004. The subsidiary reported cash and cash equivalents of $54 million. For the nine months ended December 31, 2004, U-Haul (Copyright)  International, Inc.
generated total revenues of $1.385 billion and net earnings of $104 million.

PROPERTY MANAGEMENT. The U-Haul (Copyright)  Self Storage Portfolio V, VI and
VII Properties are managed by the Lessees, which are wholly-owned subsidiaries of U-Haul (Copyright)  International, Inc.

LOCKBOX. A cash management account was established at closing in the joint names of the Lessees and the lender wherein all income from the properties is deposited. Prior to a trigger event, the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Borrowers will have access to funds in the cash

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       60

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

management account after payment of debt service. After a trigger event, funds in the cash management account will be swept to a central account maintained and controlled by the lender. A trigger event will occur upon an event of default or if the debt service coverage ratio falls below 1.15x on an actual trailing 12-month basis. The trigger period ends when the trigger event is cured.

The U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Properties produce significant income from business lines other than self storage rental. These business lines include U-Haul (Copyright)  truck / trailer rentals, trailer hitch installation, propane sales, and sales of moving and storage products including boxes, tape, and padlocks. For purposes of determining the net cash flow and debt service coverage ratio of the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Loans, the majority of this ancillary non-storage income was excluded. However, this ancillary income flows through the cash management account and is available for debt service. The actual trailing
12-month net cash flow from the U-Haul (Copyright)  Self Storage Portfolio V,
VI and VII Properties totals $12,907,502, which translates to a 2.21x debt service coverage ratio for the U-Haul (Copyright)  Self Storage Portfolio V, VI
and VII Loans.

ESCROWS. The following escrow / reserve accounts have been established with respect to the U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Loans:

--------------------------------------------------------------------------------
                               ESCROWS / RESERVES
                               ------------------
 TYPE:                                               INITIAL        MONTHLY
--------------------------------------------------------------------------------
  Taxes .............................              $356,377          $0
  Insurance .........................               $23,595          $0
  Capital Expenditures ..............                    $0     $14,365
  Immediate Repair Reserves .........            $1,531,517          $0
  Environmental Reserves ............            $1,409,625          $0
--------------------------------------------------------------------------------

Tax Escrows. Provided that no Trigger Event has occurred and is continuing, that a sum equal to not less than six times the monthly installment amount (as may be adjusted by the lender from time to time) is on deposit, and that the
U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Borrowers have delivered to the lender evidence of payment of all taxes within 15 days of the date such sums were due and payable, then the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Borrowers may cease making monthly tax escrow deposits.

Insurance Escrows. Provided that no Trigger Event has occurred and is continuing, that a sum equal to not less than three times the monthly installment amount (as may be adjusted by the lender from time to time) is on deposit, and that the U-Haul (Copyright)  Self Storage Portfolio V, VI and VII
Borrowers have delivered to the lender evidence of payment of all insurance premiums within 15 days of the date such sums were due and payable, then the
U-Haul (Copyright)  Self Storage Portfolio V, VI and VII Borrowers may cease making monthly insurance escrow deposits. The required three months of estimated premiums were collected at closing.

Capital Expenditure Reserves. Provided that no Trigger Event has occurred and is continuing and that a sum equal to not less than 12 times the monthly installment amount is on deposit, then the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Borrowers may cease making monthly capital expenditures escrow deposits.

Immediate Repair and Environmental Reserves. Up-front reserves were collected for all identified immediate repairs and environmental conditions identified in the property condition reports and environmental site assessments, respectively.

ADDITIONAL DEBT. Up to approximately $50,000,000 in mezzanine financing may be permitted in the future, to be secured by partnership interests in the U-Haul
(Copyright)  Self Storage Portfolio V, VI and VII Borrowers and in other AMERCO subsidiaries that are borrowers on similar first mortgage loans in the aggregate amount of $480,000,000, secured by 321 properties. Subordinate debt will be subject to a maximum aggregate loan-to-value of 85% and a debt service coverage ratio (in combination with the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Loans) of no less than 1.15x.

PARTIAL DEFEASANCE. The U-Haul (Copyright)  Self Storage Portfolio V, VI and
VII Borrowers may elect to defease the U-Haul (Copyright)  Self Storage
Portfolio V, VI and VII Loans in whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       61

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

LOWE TYSON'S CORNER
-------------------

                     [LOWE TYSON'S CORNER PICTURES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  Number of Mortgaged Real Properties                                        2
  Location (City/State)                                             Vienna, VA
  Property Type                                                         Office
  Size (Square Feet)                                                   431,861
  Physical Percentage Occupancy as of October 31, 2005                   93.2%
  Year Built/Renovated                                               See Table
  Appraisal Value                                                 $101,000,000
  # of Tenant Leases                                                        50
  Average Rent Per Square Foot                                          $19.89
  Underwritten Economic Occupancy                                        91.5%
  Underwritten Revenues                                             $9,775,331
  Underwritten Total Expenses                                       $3,673,397
  Underwritten Net Operating Income (NOI)                           $6,101,934
  Underwritten Net Cash Flow (NCF)                                  $5,468,872
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  Mortgage Loan Seller                                                    MLML
  Loan Group                                                                 1
  Origination Date                                          September 30, 2005
  Cut-off Date Principal Balance                                   $68,000,000
  Cut-off Date Loan Balance Per SF/Unit                                   $157
  Percentage of Initial Mortgage Pool Balance                             2.2%
  Number of Mortgage Loans                                                   1
  Type of Security (Fee/Leasehold)                                         Fee
  Mortgage Rate                                                        4.9360%
  Amortization Type                                                 IO-Balloon
  IO Period (Months)                                                        35
  Original Term to Maturity/ARD (Months)                                    86
  Original Amortization Term (Months)                                      360
  Lockbox                                                                 Hard
  Cut-off Date LTV Ratio                                                 67.3%
  LTV Ratio at Maturity or ARD                                           62.9%
  Underwritten DSCR on NOI                                            1.40x(1)
  Underwritten DSCR on NCF                                            1.26x(2)
--------------------------------------------------------------------------------

--------------------
(1)  Science Applications International Corp. ("SAIC"), a tenant at 1953 Gallows
     Rd, has given notice of its desire to vacate 26,606 SF, while extending the lease term for five years at a higher rent in 38,918 SF. Interealty, a tenant at 1951 Kidwell Dr., has given notice of its desire to vacate 4,720
     SF, while extending the lease term at a higher rent in 22,486 SF. Pro forma for these changes, if appoved by the lender, the Underwritten NOI goes to
     $5,692,548 and the Underwritten DSCR on NOI goes to 1.31x. The Interest
     Only coverage is currently 1.79x and goes to 1.67x after the tenancy changes.

(2)  Pro forma for the tenancy changes in Footnote 1, the Underwritten NCF goes to $5,104,064 and the DSCR on Underwritten NCF goes to 1.17x. The Interest
     Only coverage is 1.61x and goes to 1.50x after the tenancy changes.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       62

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

                   [LOWE TYSON'S CORNER LOCATION MAP OMITTED]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       63

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Lowe Tyson's Corner Loan") is evidenced by a promissory note secured by a first mortgage encumbering two multi-tenant office buildings located in Vienna, Virginia. The Lowe Tyson's Corner Loan has a
principal balance of $68,000,000 as of the cut-off date and represents approximately 2.2% of the initial mortgage pool balance and approximately 2.3%
of the initial loan group 1 balance.

The Lowe Tyson's Corner Loan was originated on September 30, 2005 and has a remaining term of 83 months to its maturity date of November 1, 2012. The Lowe
Tyson's Corner Loan may be prepaid on or after October 1, 2012, and permits defeasance with United States government obligations beginning two years after the creation of securitization trust.

THE PROPERTIES. The Lowe Tyson's Corner Loan is secured by two Class B multi-story office buildings in the Tysons Corner submarket of northern
Virginia, approximately 13 miles from Washington, D.C. Situated only one quarter of a mile from each other, the two properties are located within the
Tysons Corner market and offer easy access to I-495. 1951 Kidwell Drive
("Kidwell Drive") is a nine-story office building that was constructed in 1980 and contains 175,589 square feet. The building is currently 92.8% occupied. The collateral also includes 570 parking spaces, a number of which are underground covered parking. 1953 Gallows Road ("Gallows Road") is an eight-story office building that was constructed in 1983. The 256,272 square feet building is currently 93.5% occupied. The collateral also includes 969 parking spaces, both above and underground. A 2.92-acre parcel of vacant land is also part of the
Tysons Corner Development Parcel. The parcel has development potential of up to
150,000 square feet of residential, office, or hotel space.

The following tables present certain information regarding the Lowe Tyson's
Corner Properties:

----------------------------------------------------------------------------------------------------------------------------------
                                          LOWE TYSON'S CORNER PROPERTIES
                                          ------------------------------

                                                            SQUARE    % OF TOTAL                                        APPRAISED
 PROPERTY                     CITY    STATE    YEAR BUILT    FEET    SQUARE FEET    OCCUPANCY     PRIMARY TENANT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------

 Kidwell Drive ...........  Vienna     VA        1980       175,589      40.7%        92.8%      Gray Hawk Systems    $ 39,000,000
 Gallows Road ............  Vienna     VA        1983       256,272      59.3%        93.5%    Science Applications   $ 62,000,000
                                                                                                International Corp.
                                                            -------     -----                                         ------------
 TOTAL/WEIGHTED AVERAGE ..                                  431,861     100.0%        93.2%                           $101,000,000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION
                                                   ------------------
                                                                     CREDIT RATINGS    SQUARE    % OF    BASE RENT       LEASE
 TENANT NAME                             PARENT COMPANY             (MOODY'S/S&P)(1)    FEET     GLA        PSF      EXPIRATION(2)
-----------------------------------------------------------------------------------------------------------------------------------

 Science Applications
   International Corp..... Science Applications International Corp.       A3/A--       74,019    17.1%     $22.12      4/30/2006
 Gray Hawk Systems .......     Mantech International Corporation          NR/NR        35,149     8.1%     $23.42      4/30/2016
 Delex Systems Inc. ......            Delex Systems Inc.                  NR/NR        32,765     7.6%     $27.04      2/28/2011
 Indus Corporation .......                Indus Group                     NR/NR        31,900     7.4%     $22.08      10/31/2011
 Interealty Corp. ........           Geac Computer Limited                NR/NR        27,206     6.3%     $20.41      12/31/2005
 TecSec ..................            TecSec Incorporated                 NR/NR        22,154     5.1%     $29.54      7/31/2010
-----------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(2)  SAIC has leases on six suites with varying expiry dates ranging from
     10/31/05 through 11/30/07. 1,000 SF expired on 10/31/05; 7,495 SF expires on 12/31/05; 32,725 SF expires on 4/30/06; 6,193 SF expires on 6/30/06; and
     26,606 SF expires on 11/30/07.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       64

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Lowe Tyson's Corner Properties:

----------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(1)
                                                 --------------------------
                      NUMBER     SQUARE      % OF                  % OF BASE   CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES     FEET       GLA       BASE RENT      RENT    SQUARE FEET    % OF GLA     BASE RENT   OF BASE RENT
 YEAR                EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........     NAP       29,336      6.8%            NAP       NAP       29,336         6.8%            NAP        NAP
 Month-to-Month ..       1            0      0.0%     $    2,400       0.0%      29,336         6.8%     $    2,400        0.0%
 2005 ............       5       35,701      8.3%     $  734,016       8.5%      65,037        15.1%     $  736,416        8.6%
 2006 ............       4       50,106     11.6%     $1,159,322      13.5%     115,143        26.7%     $1,895,738       22.1%
 2007 ............       7       50,456     11.7%     $1,207,493      14.1%     165,599        38.3%     $3,103,231       36.1%
 2008 ............       6       26,398      6.1%     $  599,463       7.0%     191,997        44.5%     $3,702,694       43.1%
 2009 ............       7       28,968      6.7%     $  659,952       7.7%     220,965        51.2%     $4,362,646       50.8%
 2010 ............       8       62,686     14.5%     $1,463,208      17.0%     283,651        65.7%     $5,825,854       67.8%
 2011 ............       5       67,723     15.7%     $1,658,370      19.3%     351,374        81.4%     $7,484,224       87.1%
 2012 ............       1       13,771      3.2%     $  158,367       1.8%     365,145        84.6%     $7,642,591       89.0%
 2013 ............       2       29,142      6.7%     $   63,059       0.7%     394,287        91.3%     $7,705,650       89.7%
 Thereafter ......       4       37,574      8.7%     $  885,060      10.3%     431,861       100.0%     $8,590,710      100.0%
------------------      --      -------    -----      ----------     -----      -------       -----      ----------      -----
 TOTAL ...........      50      431,861    100.0%     $8,590,710     100.0%     431,861       100.0%     $8,590,710      100.0%
----------------------------------------------------------------------------------------------------------------------------------

--------------------
(1)  Information obtained from the Lowe Tyson's Corner Loan Borrower's rent roll.

THE MARKET.(2)  The Tysons Corner submarket is Virginia's largest office market with 26.8 million square feet of office space. Reis Reports, Inc. estimates average office rental sales to be $27.89 per square foot. Average in-place rents (inclusive of rent bumps through early 2006) are $20.26 and $20.49 at
Gallows Rd. and Kidwell Dr., respectively, which are well below the average market rates.

The fundamentals of the Tysons Corner submarket, as well as those of the surrounding submarkets, are rapidly improving as a result of increased homeland security spending and an improving national economy. Vacancy at the end of Q2
2005 was 12.6%, which was down from 13.8% at the end of first quarter of 2005 and 14.8% at the end of 2004. Only one building is under construction in the submarket and will deliver 320,000 fully leased square feet later this fall.

In addition to office, the submarket is also one of the largest retail centers in the region with more than 4 million square feet of space. The retail anchors of this market are the two super regional malls, The Galleria and Tysons Corner
Center. Tysons Corner Center just underwent renovation making it the sixth largest mall in the United States at more than 2.5 million square feet.
Additionally, Tysons Corner has 1 million square feet of industrial/flex space as well as the largest concentration of hotels in the county: 13 with over
3,700 rooms.

THE BORROWERS. The properties were acquired by LR Kidwell, LLC, a Delaware limited liability company, and LR Gallows, LLC, a Delaware limited liability company, (the "Lowe Tyson's Corner Borrowers") both directly or indirectly owned by Lowe Real Estate Income and Growth Partners, LLC ("LREIGP"), a
value-added opportunity fund. LREIGP is sponsored by Lowe Enterprises
Investment Management, LLC ("LEIM"), which is a subsidiary of Lowe Enterprises,
Inc. As of the end of second quarter 2005, LREIGP owned real estate assets valued at over $185 million and as of August 31, 2005 had raised equity of $201 million.

Lowe Enterprises, Inc. is a privately owned company with forty-two employee shareholders headquartered in Los Angeles, California. The company was founded in 1972 by Robert J. Lowe who today is the Chairman and Chief Executive. Over the past 33 years, Lowe has developed, acquired, or managed more than $7 billion of real estate assets. LEIM, the managing member of the Fund, is a registered investment advisor that is ranked number twenty-two out of the top fifty real estate asset managers. Since its founding in 1990, LEIM has invested over $2.9 billion of equity capital in 99 properties with an aggregate value of
$3.4 billion.

--------------------
(2)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumption underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       65

MERRILL LYNCH MORTGAGE TRUST 2005-CKI1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The properties are managed by New Boston Management
Services, Inc., a Massachusetts Corporation.

LOCKBOX. The Lowe Tyson's Corner Borrowers are required to notify and direct each tenant under each lease to send all payments of rent or an item payable under the related lease directly to the applicable lockbox. Amounts on deposit in a lockbox will automatically be transferred daily to the applicable cash management account and will be applied daily in the following order to: (i)
fund the tax reserve, (ii) pay monthly debt service, (iii) fund the replacement reserve, (iv) pay any other amounts due Lender, and (v) provided no event of default has occurred and remains uncured, the remainder will be remitted to the
Borrowers.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Lowe Tyson's Corner Properties:

        -----------------------------------------------------------
                             ESCROWS / RESERVES
                             ------------------
          TYPE:                              INITIAL      MONTHLY
        -----------------------------------------------------------
          Taxes ........................   $  187,313     $62,438
          Capital Expenditures .........   $        0     $ 9,015
          Rollover Reserve .............   $  650,000     $     0
          Other Reserve ................   $2,870,437     $     0
        -----------------------------------------------------------

Other Reserve. An upfront deposit was reserved for certain pre-existing tenant improvements and leasing commissions.

RELEASE PROVISIONS.  Prior to January 1, 2008, the Tyson's Corner Borrower may
release one or more of the Gallows Property, the Kidwell Drive Property or the
Tysons Corner Development parcel. Partial release is permitted subject to certain conditions set forth in the related loan documents and a payment equal to 125% of the allocated Loan amount attributed to such property for the
Gallows Road and Kidwell Drive properties and $1,250,000 for the Tysons Corner
Development Parcel, plus, in each case, yield maintenance.

PARTIAL DEFEASANCE. Any of the Gallows Road property, the Kidwell Drive property or the Tysons Corner Development parcel may be released from the Lowe
Tyson's Corner Loan by partial defeasance in an amount equal to 125% of the allocated loan amount for each of the Gallows Road and the Kidwell Drive properties and $1,250,000 for the Tyson's Corner Development parcel beginning on January 1, 2008 and prior to October 1, 2012, provided that (i) the debt service coverage ratio (DSCR) immediately following the release is not less than the DSCR immediately prior to the release, (ii) the loan-to-value ratio immediately following the release is not greater than 66% and (iii) with respect to the development parcel, additional conditions are satisfied including providing evidence that the development parcel constitutes a separate tax lot and is legally subdivided.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investment Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       66

                                                                                                                             ANNEX D

ABN AMRO
LaSalle Bank N.A.                                    MERRILL LYNCH MORTGAGE TRUST                         Statement Date:  1/12/2006
135 S. LaSalle Street Suite 1625             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:    1/12/2006
Chicago, IL 60603                                          SERIES 2005-CKI1                               Prior Payment:         N/A
                                                                                                          Next Payment:    2/13/2006
                                                                                                          Record Date:    12/30/2005

                                                                                                          Analyst:
Administrator:                                         ABN AMRO ACCT: XX-XXXX-XX-X

                                                      REPORTING PACKAGE TABLE OF CONTENTS

====================================================================================================================================

============================================  ==========================================  =============================
                                                                                Page(s)
Issue Id:                        ML05CKI1                                       -------   Closing Date:
Monthly Data File Name:                       REMIC Certificate Report                    First Payment Date: 1/12/2006
                       ML05CKI1_YYYYMM_3.zip  Bond Interest Reconciliation                Assumed Final Payment Date:
                                              Cash Reconciliation Summary
============================================  15 Month Historical Loan                    =============================
                                                 Status Summary
                                              15 Month Historical Payoff/Loss
                                                 Summary
                                              Historical Collateral Level
                                                 Prepayment Report
                                              Delinquent Loan Detail
                                              Mortgage Loan Characteristics
                                              Loan Level Detail
                                              Specially Serviced Report
                                              Modified Loan Detail
                                              Realized Loss Detail
                                              Appraisal Reduction Detail

                                              ==========================================

====================================================================================================================================
                                                     Parties to the Transaction
------------------------------------------------------------------------------------------------------------------------------------
                                          DEPOSITOR: Merrill Lynch Mortgage Investors, Inc.
       UNDERWRITER: Merrill Lynch, Pierce, Fenner & Smith, Inc.; Countrywide Securities Corporation; KeyBanc Capital Markets;
                    IXIS Securities North America, Inc.; Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.
                                     MASTER SERVICER: KeyCorp Real Estate Capital Markets, Inc.
                                             SPECIAL SERVICER: J.E. Robert Company, Inc.
                         RATING AGENCY: Moody's Investors Service, Inc.; Standard & Poor's Ratings Services

====================================================================================================================================

                               ========================================================================
                                 INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
                               ------------------------------------------------------------------------
                                LaSalle Web Site                                      www.etrustee.net
                                Servicer Website
                                LaSalle Factor Line                                    (800) 246-5761

                               ========================================================================

====================================================================================================================================

ABN AMRO                                              MERRILL LYNCH MORTGAGE TRUST                     Statement Date:    1/12/2006
LaSalle Bank N.A.                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:      1/12/2006
                                                            SERIES 2005-CKI1                           Prior Payment:           N/A
WAC:                                                                                                   Next Payment:      2/13/2006
WA Life Term:                                                                                          Record Date:      12/30/2005
WA Amort Term:                                             ABN AMRO ACCT: XX-XXXX-XX-X
Current Index:
Next Index:                                                 REMIC CERTIFICATE REPORT

===================================================================================================================================
           ORIGINAL       OPENING    PRINCIPAL     PRINCIPAL      NEGATIVE      CLOSING      INTEREST     INTEREST    PASS-THROUGH
CLASS   FACE VALUE (1)    BALANCE     PAYMENT    ADJ. OR LOSS   AMORTIZATION    BALANCE    PAYMENT (2)   ADJUSTMENT       RATE
CUSIP     Per 1,000      Per 1,000   Per 1,000     Per 1,000      Per 1,000    Per 1,000    Per 1,000     Per 1,000   Next Rate (3)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             0.00           0.00        0.00         0.00           0.00          0.00         0.00         0.00
====================================================================================================================================
                                                                             Total P&I Payment 0.00
                                                                             ======================

Notes: (1) N denotes notional balance not included in total
(2) Accrued Interest plus/minus Interest Adjustment minus Deferred Interest equals Interest Payment
(3) Estimated

ABN AMRO                                           MERRILL LYNCH MORTGAGE TRUST                            Statement Date: 1/12/2006
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                   Payment Date:   1/12/2006
                                                         SERIES 2005-CKI1                                  Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                    ABN AMRO ACCT: XX-XXXX-XX-X                            Record Date:   12/30/2005

                                                   BOND INTEREST RECONCILIATION

====================================================================================================================================
                                                  Deductions                               Additions
                                        ----------------------------- ------------------------------------------------
        Accrual               Accrued             Deferred &             Prior     Int Accrual   Prepay-      Other    Distributable
      ----------- Pass Thru Certificate Allocable  Accretion Interest Int. Short-   on prior       ment     Interest    Certificate
Class Method Days    Rate     Interest    PPIS     Interest  Loss/Exp  falls Due  Shortfall (3) Penalties Proceeds (1)  Interest (2)
------------------------------------------------------------------------------------------------------------------------------------

                            --------------------------------------------------------------------------------------------------------
                                   0.00      0.00       0.00     0.00        0.00                    0.00         0.00          0.00
====================================================================================================================================

==============================================================

                               Remaining
      Interest Current Period Outstanding    Credit Support
       Payment  (Shortfall)/    Interest  --------------------
Class  Amount     Recovery     Shortfalls Original Current (4)
--------------------------------------------------------------

     ------------------------------------
          0.00                       0.00
==============================================================

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the Distributable Interest of the bonds.

(2) Accrued - Deductions + Additional Interest.

(3) Where applicable.

(4) Determined as follows: (A) the ending balance of all the classes less (B)
the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                                     CASH RECONCILIATION SUMMARY

================================================================================

--------------------------------------------------------------------------------
                                INTEREST SUMMARY
--------------------------------------------------------------------------------
Current Scheduled Interest
Less Deferred Interest
Less PPIS Reducing Scheduled Int
Plus Gross Advance Interest
Less ASER Interest Adv Reduction
Less Other Interest Not Advanced
Less Other Adjustment
--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------
UNSCHEDULED INTEREST:
--------------------------------------------------------------------------------
Prepayment Penalties
Yield Maintenance Penalties
Other Interest Proceeds
--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------
Less Fees Paid to Servicer
Less Fee Strips Paid by Servicer
--------------------------------------------------------------------------------
LESS FEES & EXPENSES PAID BY/TO SERVICER
--------------------------------------------------------------------------------
Special Servicing Fees
Workout Fees
Liquidation Fees
Interest Due Serv on Advances
Non Recoverable Advances
Misc. Fees & Expenses
--------------------------------------------------------------------------------
Plus Trustee Fees Paid by Servicer
--------------------------------------------------------------------------------
Total Unscheduled Fees & Expenses
--------------------------------------------------------------------------------
Total Interest Due Trust
--------------------------------------------------------------------------------
LESS FEES & EXPENSES PAID BY/TO TRUST
--------------------------------------------------------------------------------
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------
Total Interest Due Certs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PRINCIPAL SUMMARY
--------------------------------------------------------------------------------
SCHEDULED PRINCIPAL:
Current Scheduled Principal
Advanced Scheduled Principal
--------------------------------------------------------------------------------
Scheduled Principal
--------------------------------------------------------------------------------
UNSCHEDULED PRINCIPAL:
Curtailments
Advanced Scheduled Principal
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
--------------------------------------------------------------------------------
Total Unscheduled Principal
--------------------------------------------------------------------------------
Remittance Principal
--------------------------------------------------------------------------------
Remittance P&I Due Trust
--------------------------------------------------------------------------------
Remittance P&I Due Certs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POOL BALANCE SUMMARY
--------------------------------------------------------------------------------
                                                      Balance         Count
--------------------------------------------------------------------------------
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
--------------------------------------------------------------------------------
Ending Pool
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SERVICING FEE SUMMARY
--------------------------------------------------------------------------------
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
--------------------------------------------------------------------------------
Total Servicing Fees
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PPIS SUMMARY
--------------------------------------------------------------------------------
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
--------------------------------------------------------------------------------
PPIS Reducing Scheduled Interest
--------------------------------------------------------------------------------
PPIS Reducing Servicing Fee
--------------------------------------------------------------------------------
PPIS Due Certificate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ADVANCE SUMMARY (ADVANCE MADE BY SERVICER)
--------------------------------------------------------------------------------
                                               Principal          Interest
--------------------------------------------------------------------------------
Prior Outstanding
Plus Current Period
Less Recovered
Less Non Recovered
--------------------------------------------------------------------------------
Ending Outstanding
--------------------------------------------------------------------------------

================================================================================

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                     ASSET BACKED FACTS ~15 MONTH HISTORICAL LOAN STATUS SUMMARY

============ ======================================================================= ============================================
                                        Delinquency Aging Categories                            Special Event Categories (1)
             ----------------------------------------------------------------------- --------------------------------------------
             Delinq 1 Month Delinq 2 Months Delinq 3+ Months Foreclosure     REO     Modifications Specially Serviced  Bankruptcy
Distribution ----------------------------------------------------------------------- --------------------------------------------
    Date       #    Balance    #    Balance    #     Balance  #  Balance  #  Balance   #   Balance      #     Balance  #  Balance
============ ======================================================================= ============================================
  01/12/06
------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

------------ ----------------------------------------------------------------------- --------------------------------------------

============ ======================================================================= ============================================

(1)  Modification, Specially Serviced & Bankruptcy Totals are Included in the
     Appropriate Delinquency Aging Category.

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                          ASSET BACKED FACTS ~15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

============ =================================================================================== ============================
                Ending                           Appraisal                                                      Curr Weighted
               Pool (1)  Payoffs (2)  Penalties Reduct. (2) Liquidations (2) Realized Losses (2) Remaining Term      Avg.
Distribution ----------------------------------------------------------------------------------- ----------------------------
    Date      #  Balance  #  Balance  #  Amount  #  Balance  #     Balance      #       Amount     Life  Amort.  Coupon Remit
============ =================================================================================== ============================
  01/12/06
------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

------------ ----------------------------------------------------------------------------------- ----------------------------

============ =================================================================================== ============================

(1)  Percentage based on pool as of cutoff.

(2)  Percentage based on pool as of beginning of period.

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                            HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

===================   =================================   =====================   =====================
Disclosure   Payoff   Initial          Payoff   Penalty   Prepayment   Maturity   Property   Geographic
 Control #   Period   Balance   Type   Amount    Amount      Date        Date       Type      Location
===================   =================================   =====================   =====================

===================   =================================   =====================   =====================
                      CURRENT               0         0
                      CUMULATIVE
                                       ================

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                                       DELINQUENT LOAN DETAIL

=================================================================================================================================
             Paid                 Outstanding   Out. Property                        Special
Disclosure   Thru   Current P&I       P&I         Protection        Advance          Servicer     Foreclosure   Bankruptcy    REO
Control #    Date     Advance      Advances**      Advances     Description (1)   Transfer Date       Date         Date      Date
=================================================================================================================================

=================================================================================================================================
A. P&I Advance - Loan in Grace Period               1. P&I Advance - Loan delinquent 1 month
B. P&I Advance - Late Payment but < 1 month delinq  2. P&I Advance - Loan delinquent 2 months
3. P&I Advance - Loan delinquent 3 months or More   5. Prepaid in Full     5. Prepaid in Full     7. P&I Advance (Foreclosure)
4. Matured Balloon/Assumed Scheduled Payment        6. Specially Serviced  6. Specially Serviced  9. P&I Advance (REO)
9. REO   11. Modification
10. DPO
=================================================================================================================================

** Outstanding P&I Advances include the current period P&I Advance

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                                    MORTGAGE LOAN CHARACTERISTICS

                       DISTRIBUTION OF PRINCIPAL BALANCES
================================================================================
                                                              Weighted Average
Current Scheduled              # of   Scheduled     % of    --------------------
    Balances                  Loans    Balance    Balance   Term   Coupon   DSCR
================================================================================

================================================================================
                                  0           0     0.00%
================================================================================
Average Scheduled Balance
Maximum Scheduled Balance
Minimum Scheduled Balance

                DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)
================================================================================
                                                              Weighted Average
Fully Amortizing               # of   Scheduled     % of    --------------------
 Mortgage Loans               Loans    Balance    Balance   Term   Coupon   DSCR
================================================================================

================================================================================
                                  0           0     0.00%
================================================================================
Minimum Remaining Term
Maximum Remaining Term

                     DISTRIBUTION OF MORTGAGE INTEREST RATES
================================================================================
                                                              Weighted Average
Current Mortgage               # of   Scheduled     % of    --------------------
  Interest Rate               Loans    Balance    Balance   Term   Coupon   DSCR
================================================================================

================================================================================
                                  0           0     0.00%
================================================================================
Minimum Mortgage Interest Rate   10.0000%
Maximum Mortgage Interest Rate   10.0000%

                    DISTRIBUTION OF REMAINING TERM (BALLOON)
================================================================================
                                                              Weighted Average
     Balloon                   # of   Scheduled     % of    --------------------
 Mortgage Loans               Loans    Balance    Balance   Term   Coupon   DSCR
================================================================================
0   to 60
61  to 120
121 to 180
181 to 240
241 to 360
================================================================================
                                  0           0     0.00%
================================================================================
Minimum Remaining Term   0
Maximum Remaining Term   0

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                                    MORTGAGE LOAN CHARACTERISTICS

                         DISTRIBUTION OF DSCR (CURRENT)
================================================================================
 Debt Service                     # of   Scheduled     % of
Coverage Ratio                   Loans    Balance    Balance   WAMM   WAC   DSCR
================================================================================

================================================================================
                                     0           0     0.00%
================================================================================
Maximum DSCR   0.000
Minimum DSCR   0.000

                          DISTRIBUTION OF DSCR (CUTOFF)
================================================================================
 Debt Service                     # of   Scheduled     % of
Coverage Ratio                   Loans    Balance    Balance   WAMM   WAC   DSCR
================================================================================

================================================================================
                                     0           0     0.00%
================================================================================
Maximum DSCR   0.00
Minimum DSCR   0.00

                             GEOGRAPHIC DISTRIBUTION
================================================================================
                                  # of   Scheduled     % of
Geographic Location              Loans    Balance    Balance   WAMM   WAC   DSCR
================================================================================

================================================================================
                                     0                 0.00%
================================================================================

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                                    MORTGAGE LOAN CHARACTERISTICS

                         DISTRIBUTION OF PROPERTY TYPES
================================================================================
                                  # of   Scheduled     % of
Property Types                   Loans    Balance    Balance   WAMM   WAC   DSCR
================================================================================

================================================================================
                                     0           0     0.00%
================================================================================

                        DISTRIBUTION OF AMORTIZATION TYPE
================================================================================
                                  # of   Scheduled     % of
Amortization Type                Loans    Balance    Balance   WAMM   WAC   DSCR
================================================================================

================================================================================

================================================================================

                         DISTRIBUTION OF LOAN SEASONING
================================================================================
                                  # of   Scheduled     % of
Number of Years                  Loans    Balance    Balance   WAMM   WAC   DSCR
================================================================================

================================================================================
                                     0           0     0.00%
================================================================================

                       DISTRIBUTION OF YEAR LOANS MATURING
================================================================================
                                  # of   Scheduled     % of
Year                             Loans    Balance    Balance   WAMM   WAC   DSCR
================================================================================
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 & Longer
================================================================================
                                     0           0     0.00%
================================================================================

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                                          LOAN LEVEL DETAIL

====================================================================================================================================
                                             Operating            Ending                      Spec.        Loan      Prepayment
Disclosure           Property                Statement Maturity Principal Note Scheduled Mod.  Serv ASER  Status -------------------
 Control #       Grp   Type   State DSCR NOI    Date     Date    Balance  Rate    P&I    Flag  Flag Flag Code(1) Amount Penalty Date
====================================================================================================================================

====================================================================================================================================
                              W/Avg 0.00   0                            0              0                              0       0
====================================================================================================================================
*    NOI and DSCR, if available and reportable under the terms of the Pooling and Servicing Agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
====================================================================================================================================
(1) Legend: A. P&I Adv - in Grace Period    1. P&I Adv - delinquent 1 month  3. P&I Adv - delinquent 3+ months 5. Prepaid in Full
            B. P&I Adv - < one month delinq 2. P&I Adv - delinquent 2 months 4. Mat. Balloon/Assumed P&I       6. Specially Serviced
            7. Foreclosure 9. REO  11. Modification
            8. Bankruptcy  10. DPO
====================================================================================================================================

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                              SPECIALLY SERVICED (PART I) ~ LOAN DETAIL

====================================================================================================================================
                                              Balance                          Remaining Term
Disclosure     Transfer   Loan Status   ------------------   Note   Maturity   --------------   Property                         NOI
 Control #       Date       Code (1)    Scheduled   Actual   Rate     Date      Life   Amort.     Type     State   NOI   DSCR   Date
====================================================================================================================================

====================================================================================================================================
(1) Legend: A. P&I Adv - in Grace Period    1. P&I Adv - delinquent 1 month  3. P&I Adv - delinquent 3+ months 5. Prepaid in Full
            B. P&I Adv - < one month delinq 2. P&I Adv - delinquent 2 months 4. Mat. Balloon/Assumed P&I       6. Specially Serviced
            7. Foreclosure 9. REO  11. Modification
            8. Bankruptcy  10. DPO
====================================================================================================================================

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                    SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS

================================================================================
Disclosure   Resolution
 Control #    Strategy                             Comments
================================================================================

================================================================================

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                                        MODIFIED LOAN DETAIL

================================================================================
                             Cutoff    Modified
Disclosure   Modification   Maturity   Maturity            Modification
 Control #       Date         Date       Date              Description
================================================================================

================================================================================

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                                        REALIZED LOSS DETAIL

====================================================================================================================================
                                            Beginning             Gross Proceeds   Aggregate       Net       Net Proceeds
          Disclosure  Appraisal  Appraisal  Scheduled    Gross      as a % of     Liquidation  Liquidation     as a % of    Realized
Period     Control #     Date      Value     Balance   Proceeds  Sched Principal   Expenses *    Proceeds   Sched. Balance    Loss
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
CURRENT TOTAL                                    0.00      0.00                          0.00         0.00                      0.00
CUMULATIVE                                       0.00      0.00                          0.00         0.00                      0.00
====================================================================================================================================

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.

ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                           Statement Date: 1/12/2006
LaSalle Bank N.A.                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  Payment Date:   1/12/2006
                                                          SERIES 2005-CKI1                                 Prior Payment:        N/A
                                                                                                           Next Payment:   2/13/2006
                                                     ABN AMRO ACCT: XX-XXXX-XX-X                           Record Date:   12/30/2005

                                                     APPRAISAL REDUCTION DETAIL

==========================  ====================================  ==============================  ===============  ====  ===========
                                                                                  Remaining Term                          Appraisal
Disclosure       Appraisal  Scheduled    ARA   Current P&I        Note  Maturity  --------------  Property               -----------
 Control #       Red. Date   Balance   Amount    Advance    ASER  Rate    Date     Life  Amort.     Type    State  DSCR  Value  Date
==========================  ====================================  ==============================  ===============  ====  ===========

====================================================================================================================================

                                                                         ANNEX E

                  CLASS A-SB PLANNED PRINCIPAL BALANCE SCHEDULE

   Date      Principal Balance
----------   -----------------
 12/7/2005     176,000,000.00
 1/12/2006     176,000,000.00
 2/12/2006     176,000,000.00
 3/12/2006     176,000,000.00
 4/12/2006     176,000,000.00
 5/12/2006     176,000,000.00
 6/12/2006     176,000,000.00
 7/12/2006     176,000,000.00
 8/12/2006     176,000,000.00
 9/12/2006     176,000,000.00
10/12/2006     176,000,000.00
11/12/2006     176,000,000.00
12/12/2006     176,000,000.00
 1/12/2007     176,000,000.00
 2/12/2007     176,000,000.00
 3/12/2007     176,000,000.00
 4/12/2007     176,000,000.00
 5/12/2007     176,000,000.00
 6/12/2007     176,000,000.00
 7/12/2007     176,000,000.00
 8/12/2007     176,000,000.00
 9/12/2007     176,000,000.00
10/12/2007     176,000,000.00
11/12/2007     176,000,000.00
12/12/2007     176,000,000.00
 1/12/2008     176,000,000.00
 2/12/2008     176,000,000.00
 3/12/2008     176,000,000.00
 4/12/2008     176,000,000.00
 5/12/2008     176,000,000.00
 6/12/2008     176,000,000.00
 7/12/2008     176,000,000.00
 8/12/2008     176,000,000.00
 9/12/2008     176,000,000.00
10/12/2008     176,000,000.00
11/12/2008     176,000,000.00
12/12/2008     176,000,000.00
 1/12/2009     176,000,000.00
 2/12/2009     176,000,000.00
 3/12/2009     176,000,000.00
 4/12/2009     176,000,000.00
 5/12/2009     176,000,000.00
 6/12/2009     176,000,000.00
 7/12/2009     176,000,000.00
 8/12/2009     176,000,000.00
 9/12/2009     176,000,000.00
10/12/2009     176,000,000.00
11/12/2009     176,000,000.00
12/12/2009     176,000,000.00
 1/12/2010     176,000,000.00
 2/12/2010     176,000,000.00
 3/12/2010     176,000,000.00
 4/12/2010     176,000,000.00
 5/12/2010     176,000,000.00
 6/12/2010     176,000,000.00
 7/12/2010     176,000,000.00
 8/12/2010     176,000,000.00
 9/12/2010     176,000,000.00
10/12/2010     176,000,000.00
11/12/2010     175,913,278.97
12/12/2010     172,525,226.00
 1/12/2011     169,432,536.73
 2/12/2011     166,325,777.64
 3/12/2011     162,276,753.18
 4/12/2011     159,137,427.77
 5/12/2011     155,675,495.50
 6/12/2011     152,506,133.00
 7/12/2011     149,014,997.52
 8/12/2011     145,815,327.49
 9/12/2011     142,601,099.25
10/12/2011     139,066,343.52
11/12/2011     135,821,403.81
12/12/2011     132,256,789.21
 1/12/2012     128,980,861.51
 2/12/2012     125,690,027.46
 3/12/2012     116,165,326.56
 4/12/2012     112,851,005.30
 5/12/2012     109,220,026.34
 6/12/2012     105,874,093.76
 7/12/2012     102,212,381.01
 8/12/2012      98,550,668.26
 9/12/2012      94,888,955.51
10/12/2012      91,227,242.76
11/12/2012      87,565,101.96
12/12/2012      84,319,797.36
 1/12/2013      81,321,367.33
 2/12/2013      78,309,112.51
 3/12/2013      74,501,573.77
 4/12/2013      71,457,873.48
 5/12/2013      68,140,690.58
 6/12/2013      65,067,660.88
 7/12/2013      61,721,960.90
 8/12/2013      58,619,334.50
 9/12/2013      55,502,401.85
10/12/2013      52,114,014.82
11/12/2013      48,967,085.35
12/12/2013      45,549,532.31
 1/12/2014      42,372,332.64
 2/12/2014      39,180,482.12
 3/12/2014      35,209,930.27
 4/12/2014      31,985,051.14
 5/12/2014      28,491,707.51
 6/12/2014      25,235,847.73
 7/12/2014      21,712,381.49
 8/12/2014      18,425,258.68
 9/12/2014      15,122,977.04
10/12/2014      11,554,374.58
11/12/2014       8,220,406.78
12/12/2014       4,620,995.75
 1/12/2015       1,255,052.98
 2/12/2015               0.00

                                       E1

                                     ANNEX F

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

          Except in limited circumstances, the globally offered Merrill Lynch
Mortgage Trust 2005-CKI1, Commercial Mortgage Pass-Through Certificates, Series
2005-CKI1, class A-1, class A-1D, class A-2, class A-3, class A-4, class A-4FL, class A-SB, class A-5, class A-1A, class AM, class AJ, class B, class C and class D, will be available only in book-entry form.

          The book-entry certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

          Secondary market trading between investors holding book-entry certificates through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice, which is seven calendar days'
settlement.

          Secondary market trading between investors holding book-entry certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

          Secondary cross-market trading between member organizations of
Clearstream or Euroclear and DTC participants holding book-entry certificates will be accomplished on a delivery against payment basis through the respective depositaries of Clearstream and Euroclear, in that capacity, as DTC participants.

          As described under "U.S. Federal Income Tax Documentation
Requirements" below, non-U.S. holders of book-entry certificates will be subject to U.S. withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

INITIAL SETTLEMENT

          All certificates of each class of offered certificates will be held in registered form by DTC in the name of Cede & Co. as nominee of DTC. Investors'
interests in the book-entry certificates will be represented through financial institutions acting on their behalf as direct and indirect DTC participants. As a result, Clearstream and Euroclear will hold positions on behalf of their member organizations through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

          Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

          Investors electing to hold their book-entry certificates through
Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

          Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

                                       F-1

          Trading between DTC Participants. Secondary market trading between DTC participants will be settled in same-day funds.

          Trading between Clearstream and/or Euroclear Participants. Secondary market trading between member organizations of Clearstream or Euroclear will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

          Trading between DTC Seller and Clearstream or Euroclear Purchaser.
When book-entry certificates are to be transferred from the account of a DTC participant to the account of a member organization of Clearstream or Euroclear, the purchaser will send instructions to Clearstream or Euroclear through that member organization at least one business day prior to settlement. Clearstream or Euroclear, as the case may be, will instruct the respective depositary to receive the book-entry certificates against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the book-entry certificates. After settlement has been completed, the book-entry certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the member organization of Clearstream or
Euroclear, as the case may be. The securities credit will appear the next day,
European time, and the cash debit will be back-valued to, and the interest on the book-entry certificates will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, which means the trade fails, the
Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

          Member organizations of Clearstream and Euroclear will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the book-entry certificates are credited to their accounts one day later.

          As an alternative, if Clearstream or Euroclear has extended a line of credit to them, member organizations of Clearstream or Euroclear can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, the member organizations purchasing book-entry certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the book-entry certificates were credited to their accounts.
However, interest on the book-entry certificates would accrue from the value date. Therefore, in many cases the investment income on the book-entry certificates earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on the cost of funds of the respective member organization of Clearstream or
Euroclear.

          Since the settlement is taking place during New York business hours,
DTC participants can employ their usual procedures for sending book-entry certificates to the respective depositary for the benefit of member organizations of Clearstream or Euroclear. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

          Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due
to time zone differences in their favor, member organizations of Clearstream or
Euroclear may employ their customary procedures for transactions in which book-entry certificates are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a member organization of
Clearstream or Euroclear at least one business day prior to settlement. In these cases,

                                       F-2

Clearstream or Euroclear, as appropriate, will instruct the respective depositary to deliver the book-entry certificates to the DTC participant's account against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement date. The payment will then be reflected in the account of the member organization of Clearstream or Euroclear the following day, and receipt of the cash proceeds in the account of that member organization of
Clearstream or Euroclear would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the member organization of Clearstream or Euroclear have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date, which means the trade fails, receipt of the cash proceeds in the account of the member organization of Clearstream or
Euroclear would be valued instead as of the actual settlement date.

          Finally, day traders that use Clearstream or Euroclear and that purchase book-entry certificates from DTC participants for delivery to member organizations of Clearstream or Euroclear should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          o    borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts, in accordance with the clearing system's customary procedures;

          o    borrowing the book-entry certificates in the United States from a
               DTC participant no later than one day prior to settlement, which would allow sufficient time for the book-entry certificates to be reflected in their Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

          o    staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the member organization of Clearstream or Euroclear.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

          A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S.
holder") holding a book-entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a
"U.S. withholding agent") establishing an exemption from withholding. A non-U.S.
holder may be subject to withholding unless each U.S. withholding agent receives:

          1.   from a non-U.S. holder that is classified as a corporation for
               U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly
               completed and executed IRS Form W-8BEN (or any successor form);

          2.   from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the certificate is
               effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

          3.   from a non-U.S. holder that is classified as a partnership for
               U.S. federal income tax purposes, a duly completed and executed
               IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations)
               required to substantiate

                                       F-3

               exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

          4.   from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a certificate):

               (a)  if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury
                    Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form):

                    (i)  stating the name, permanent residence address and
                         qualified intermediary employer identification number
                         of the qualified intermediary and the country under the
                         laws of which the qualified intermediary is created,
                         incorporated or governed;

                    (ii) certifying that the qualified intermediary has
                         provided, or will provide, a withholding statement as
                         required under section 1.1441-1(e)(5)(v) of the U.S.
                         Treasury Regulations;

                    (iii) certifying that, with respect to accounts it
                         identifies on its withholding statement, the qualified
                         intermediary is not acting for its own account but is
                         acting as a qualified intermediary; and

                    (iv) providing any other information, certifications, or
                         statements that may be required by the IRS Form W-8IMY
                         or accompanying instructions in addition to, or in lieu
                         of, the information and certifications described in
                         section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the
                         U.S. Treasury Regulations; or

               (b)  if the intermediary is not a qualified intermediary (a
                    "nonqualified intermediary"), a duly completed and executed
                    IRS Form W-8IMY (or any successor or substitute form):

                    (i)  stating the name and permanent residence address of the nonqualified intermediary and the country under the
                         laws of which the nonqualified intermediary is created,
                         incorporated or governed;

                    (ii) certifying that the nonqualified intermediary is not
                         acting for its own account;

                    (iii) certifying that the nonqualified intermediary has
                         provided, or will provide, a withholding statement that
                         is associated with the appropriate IRS Forms W-8 and
                         W-9 required to substantiate exemptions from
                         withholding on behalf of such nonqualified
                         intermediary's beneficial owners; and

                    (iv) providing any other information, certifications or
                         statements that may be required by the IRS Form W-8IMY
                         or accompanying instructions in addition to, or in lieu
                         of, the information, certifications, and statements
                         described in section 1.1441-1(e)(3)(iii) or (iv) of the
                         U.S. Treasury Regulations; or

          5.   from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the certificate, either an IRS Form W-8BEN or
               W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

          All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the
U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar

                                       F-4

year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

          In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding unless the holder:

          o    provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a
               non-U.S. holder;

          o    provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

          o    can be treated as an "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations
               (e.g., a corporation or a financial institution such as a bank).

          This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                       F-5

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

PROSPECTUS

              MERRILL LYNCH MORTGAGE INVESTORS, INC., THE DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, ISSUABLE IN SERIES

          Our name is Merrill Lynch Mortgage Investors, Inc. We intend to offer from time to time mortgage pass-through certificates. These offers may be made through one or more different methods, including offerings through underwriters.
We do not currently intend to list the offered certificates of any series on any national securities exchange or the NASDAQ stock market. See "METHOD OF
DISTRIBUTION".

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                            THE OFFERED CERTIFICATES:

The offered certificates will be issuable in series. Each series of offered certificates will--

o    have its own series designation,

o    consist of one or more classes with various payment characteristics,

o    evidence beneficial ownership interests in a trust established by us, and

o    be payable solely out of the related trust.

No governmental agency or instrumentality will insure or guarantee payment on the offered certificates. Neither we nor any of our affiliates are responsible for making payments on the offered certificates if collections on the related trust assets are insufficient.

                                THE TRUST ASSETS:

The assets of each of our trusts will include--

o    mortgage loans secured by first and junior liens on, or security interests in, various interests in commercial and multifamily real properties,

o    mortgage-backed securities that directly or indirectly evidence interests in, or are directly or indirectly secured by, those types of mortgage loans, or

o    some combination of those types of mortgage loans and mortgage-backed securities.

Trust assets may also include letters of credit, surety bonds, insurance policies, guarantees, reserve funds, guaranteed investment contracts, interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements, or other similar instruments and agreements.

--------------------------------------------------------------------------------

          In connection with each offering, we will prepare a supplement to this prospectus in order to describe in more detail the particular certificates being offered and the related trust assets. In that document, we will also state the price to the public for each class of offered certificates or explain the method for determining that price. In that document, we will also identify the applicable lead or managing underwriter(s), if any, and provide information regarding the relevant underwriting arrangements and the underwriters'
compensation. You may not purchase the offered certificates of any series unless you have also received the prospectus supplement for that series.

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YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 14 IN THIS
PROSPECTUS, AS WELL AS THOSE SET FORTH IN THE RELATED PROSPECTUS SUPPLEMENT,
PRIOR TO INVESTING.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR PASSED
UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

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                  The date of this prospectus is July 12, 2005.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

       IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS

          When deciding whether to invest in any of the offered certificates, you should only rely on the information contained in this prospectus and the related prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation that is different. In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

                AVAILABLE INFORMATION; INCORPORATION BY REFERENCE

          We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the certificates offered by this prospectus. This prospectus is part of that registration statement, but the registration statement contains additional information. Our registration statement and the exhibits to it may be read and copied at prescribed rates at the SEC's Public Reference Room at 100 F
Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The
SEC maintains an internet website that contains reports and other information regarding issuers that file electronically with the SEC, in addition to copies of these materials, and that internet website is located at http://www.sec.gov.

          All documents that are subsequently filed for the related trust pursuant to Section 13(a), 14 or 15(d) of the Securities Exchange Act of 1934,
as amended, prior to the termination of an offering of certificates by this

                                        2

prospectus, shall be deemed incorporated by reference into this prospectus. Upon written or oral request, we will provide, at no charge, to each person receiving this prospectus in connection with an offering, a copy of any or all documents or reports that are so incorporated by reference and that have not been delivered with the prospectus. All requests should be directed to Merrill Lynch
Mortgage Investors, Inc., 4 World Financial Center, 10th Floor, 250 Vesey
Street, New York, New York 10080, Attention: Secretary, or by telephone at
212-449-1000.

                                        3

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                              SUMMARY OF PROSPECTUS

          This summary contains selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF A PARTICULAR OFFERING OF
CERTIFICATES, YOU SHOULD READ CAREFULLY THIS PROSPECTUS AND THE RELATED
PROSPECTUS SUPPLEMENT IN FULL.

WHO WE ARE....................   Merrill Lynch Mortgage Investors, Inc. We are a
                                 Delaware corporation. Our principal offices are
                                 located at 4 World Financial Center, 10th
                                 Floor, 250 Vesey Street, New York, New York
                                 10080. Our main telephone number is
                                 212-449-1000. See "MERRILL LYNCH MORTGAGE
                                 INVESTORS, INC."

THE SECURITIES BEING
   OFFERED....................   The securities that will be offered by this
                                 prospectus and the related prospectus
                                 supplements consist of mortgage pass-through
                                 certificates. These certificates will be issued
                                 in series, and each series will, in turn,
                                 consist of one or more classes. Each class of
                                 offered certificates must, at the time of
                                 issuance, be assigned an investment grade
                                 rating by at least one nationally recognized
                                 statistical rating organization. Typically, the
                                 four highest rating categories, within which
                                 there may be sub-categories or gradations to
                                 indicate relative standing, signify investment
                                 grade. See "RATING".

                                 Each series of offered certificates will
                                 evidence beneficial ownership interests in a
                                 trust established by us and containing the
                                 assets described in this prospectus and the
                                 related prospectus supplement.

THE OFFERED CERTIFICATES MAY
   BE ISSUED WITH OTHER
   CERTIFICATES...............   We may not publicly offer all the mortgage
                                 pass-through certificates evidencing interests
                                 in one of our trusts. We may elect to retain
                                 some of those certificates, to place some
                                 privately with institutional investors or to
                                 deliver some to the applicable seller as
                                 partial consideration for the related mortgage
                                 assets. In addition, some of those certificates
                                 may not satisfy the rating requirement for
                                 offered certificates described under "--The
                                 Securities Being Offered" above.

THE GOVERNING DOCUMENTS.......   In general, a pooling and servicing agreement
                                 or other similar agreement or collection of
                                 agreements will govern, among other things--

                                 o    the issuance of each series of offered
                                      certificates,

                                 o    the creation of and transfer of assets to
                                      the related trust, and

                                 o    the servicing and administration of those
                                      assets.

                                 The parties to the governing document(s) for a
                                 series of offered certificates will always
                                 include us and a trustee. We will be

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                                       -4-

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                                 responsible for establishing the trust relating
                                 to each series of offered certificates. In
                                 addition, we will transfer or arrange for the
                                 transfer of the initial trust assets to that
                                 trust. In general, the trustee for a series of
                                 offered certificates will be responsible for,
                                 among other things, making payments and
                                 preparing and disseminating various reports to
                                 the holders of those offered certificates.

                                 If the trust assets for a series of offered
                                 certificates include mortgage loans, the
                                 parties to the governing document(s) will also
                                 include--

                                 o    a master servicer that will generally be
                                      responsible for performing customary
                                      servicing duties with respect to those
                                      mortgage loans that are not defaulted,
                                      nonperforming or otherwise problematic in
                                      any material respect, and

                                 o    a special servicer that will generally be
                                      responsible for servicing and
                                      administering those mortgage loans that
                                      are defaulted, nonperforming or otherwise
                                      problematic in any material respect and
                                      real estate assets acquired as part of the
                                      related trust with respect to defaulted
                                      mortgage loans.

                                 The same person or entity, or affiliated
                                 entities, may act as both master servicer and
                                 special servicer for any trust.

                                 If the trust assets for a series of offered
                                 certificates include mortgage-backed
                                 securities, the parties to the governing
                                 document(s) may also include a manager that
                                 will be responsible for performing various
                                 administrative duties with respect to those
                                 mortgage-backed securities. If the related
                                 trustee assumes those duties, however, there
                                 will be no manager.

                                 In the related prospectus supplement, we will
                                 identify the trustee and any master servicer,
                                 special servicer or manager for each series of
                                 offered certificates and will describe their
                                 respective duties in further detail. See
                                 "DESCRIPTION OF THE GOVERNING DOCUMENTS".

CHARACTERISTICS OF THE
   MORTGAGE ASSETS............   The trust assets with respect to any series of
                                 offered certificates will, in general, include
                                 mortgage loans. Each of those mortgage loans
                                 will constitute the obligation of one or more
                                 persons to repay a debt. The performance of
                                 that obligation will be secured by a first or
                                 junior lien on, or security interest in, the
                                 ownership, leasehold or other interest(s) of
                                 the related borrower or another person in or
                                 with respect to one or more commercial or
                                 multifamily real properties. In particular,
                                 those properties may include:

                                 o    rental or cooperatively-owned buildings
                                      with multiple dwelling units;

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                                       -5-

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                                 o    retail properties related to the sale of
                                      consumer goods and other products, or
                                      related to providing entertainment,
                                      recreational or personal services, to the
                                      general public;

                                 o    office buildings;

                                 o    hospitality properties;

                                 o    casino properties;

                                 o    health care related facilities;

                                 o    industrial facilities;

                                 o    warehouse facilities, mini-warehouse
                                      facilities and self-storage facilities;

                                 o    restaurants, taverns and other
                                      establishments involved in the food and
                                      beverage industry;

                                 o    manufactured housing communities, mobile
                                      home parks and recreational vehicle parks;

                                 o    recreational and resort properties;

                                 o    arenas and stadiums;

                                 o    churches and other religious facilities;

                                 o    parking lots and garages;

                                 o    mixed use properties;

                                 o    other income-producing properties; and/or

                                 o    unimproved land.

                                 The mortgage loans underlying a series of
                                 offered certificates may have a variety of
                                 payment terms. For example, any of those
                                 mortgage loans--

                                 o    may provide for the accrual of interest at
                                      a mortgage interest rate that is fixed
                                      over its term, that resets on one or more
                                      specified dates or that otherwise adjusts
                                      from time to time;

                                 o    may provide for the accrual of interest at
                                      a mortgage interest rate that may be
                                      converted at the borrower's election from
                                      an adjustable to a fixed interest rate or
                                      from a fixed to an adjustable interest
                                      rate;

                                 o    may provide for no accrual of interest;

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                                       -6-

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                                 o    may provide for level payments to stated
                                      maturity, for payments that reset in
                                      amount on one or more specified dates or
                                      for payments that otherwise adjust from
                                      time to time to accommodate changes in the
                                      mortgage interest rate or to reflect the
                                      occurrence of specified events;

                                 o    may be fully amortizing or, alternatively,
                                      may be partially amortizing or
                                      nonamortizing, with a substantial payment
                                      of principal due on its stated maturity
                                      date;

                                 o    may permit the negative amortization or
                                      deferral of accrued interest;

                                 o    may prohibit some or all voluntary
                                      prepayments or require payment of a
                                      premium, fee or charge in connection with
                                      those prepayments;

                                 o    may permit defeasance and the release of
                                      real property collateral in connection
                                      with that defeasance;

                                 o    may provide for payments of principal,
                                      interest or both, on due dates that occur
                                      monthly, bi-monthly, quarterly,
                                      semi-annually, annually or at some other
                                      interval; and/or

                                 o    may have two or more component parts, each
                                      having characteristics that are otherwise
                                      described in this prospectus as being
                                      attributable to separate and distinct
                                      mortgage loans.

                                 Most, if not all, of the mortgage loans
                                 underlying a series of offered certificates
                                 will be secured by liens on real properties
                                 located in the United States, its territories
                                 and possessions. However, some of those
                                 mortgage loans may be secured by liens on real
                                 properties located outside the United States,
                                 its territories and possessions, provided that
                                 foreign mortgage loans do not represent more
                                 than 10% of the related mortgage asset pool, by
                                 balance.

                                 We do not originate mortgage loans. However,
                                 some or all of the mortgage loans included in
                                 one of our trusts may be originated by our
                                 affiliates.

                                 Neither we nor any of our affiliates will
                                 guarantee or insure repayment of any of the
                                 mortgage loans underlying a series of offered
                                 certificates. Unless we expressly state
                                 otherwise in the related prospectus supplement,
                                 no governmental agency or instrumentality will
                                 guarantee or insure repayment of any of the
                                 mortgage loans underlying a series of offered
                                 certificates. See "DESCRIPTION OF THE TRUST
                                 ASSETS--Mortgage Loans".

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                                       -7-

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                                 The trust assets with respect to any series of
                                 offered certificates may also include mortgage
                                 participations, mortgage pass-through
                                 certificates, collateralized mortgage
                                 obligations and other mortgage-backed
                                 securities, that evidence an interest in, or
                                 are secured by a pledge of, one or more
                                 mortgage loans of the type described above. We
                                 will not include a mortgage-backed security
                                 among the trust assets with respect to any
                                 series of offered certificates unless--

                                 o    the security has been registered under the
                                      Securities Act of 1933, as amended, or

                                 o    we would be free to publicly resell the
                                      security without registration.

                                 See "DESCRIPTION OF THE TRUST
                                 ASSETS--Mortgage-Backed Securities".

                                 We will describe the specific characteristics
                                 of the mortgage assets underlying a series of
                                 offered certificates in the related prospectus
                                 supplement.

                                 In general, the total outstanding principal
                                 balance of the mortgage assets transferred by
                                 us to any particular trust will equal or exceed
                                 the initial total outstanding principal balance
                                 of the related series of certificates. In the
                                 event that the total outstanding principal
                                 balance of the related mortgage assets
                                 initially delivered by us to the related
                                 trustee is less than the initial total
                                 outstanding principal balance of any series of
                                 certificates, we may deposit or arrange for the
                                 deposit of cash or liquid investments on an
                                 interim basis with the related trustee to cover
                                 the shortfall. For 90 days following the date
                                 of initial issuance of that series of
                                 certificates, we will be entitled to obtain a
                                 release of the deposited cash or investments if
                                 we deliver or arrange for delivery of a
                                 corresponding amount of mortgage assets. If we
                                 fail, however, to deliver mortgage assets
                                 sufficient to make up the entire shortfall
                                 within that 90-day period, any of the cash or,
                                 following liquidation, investments remaining on
                                 deposit with the related trustee will be used
                                 by the related trustee to pay down the total
                                 principal balance of the related series of
                                 certificates, as described in the related
                                 prospectus supplement.

SUBSTITUTION, ACQUISITION AND
   REMOVAL OF MORTGAGE
   ASSETS ....................   If so specified in the related prospectus
                                 supplement, we or another specified person or
                                 entity may be permitted, at our or its option,
                                 but subject to the conditions specified in that
                                 prospectus supplement, to acquire from the
                                 related trust particular mortgage assets
                                 underlying a series of certificates in exchange
                                 for:

                                 o    cash that would be applied to pay down the
                                      principal balances of certificates of that
                                      series; and/or

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                                       -8-

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                                 o    other mortgage loans or mortgage-backed
                                      securities that--

                                      1.   conform to the description of
                                           mortgage assets in this prospectus,
                                           and

                                      2.   satisfy the criteria set forth in the
                                           related prospectus supplement.

                                 If so specified in the related prospectus
                                 supplement, the related trustee may be
                                 authorized or required, to apply collections on
                                 the mortgage assets underlying a series of
                                 offered certificates to acquire new mortgage
                                 loans or mortgage-backed securities that--

                                 o    conform to the description of mortgage
                                      assets in this prospectus, and

                                 o    satisfy the criteria set forth in the
                                      related prospectus supplement.

                                 No replacement of mortgage assets or
                                 acquisition of new mortgage assets will be
                                 permitted if it would result in a
                                 qualification, downgrade or withdrawal of the
                                 then-current rating assigned by any rating
                                 agency to any class of affected offered
                                 certificates.

                                 Further, if so specified under circumstances
                                 described in the related prospectus supplement,
                                 a certificateholder of a series of certificates
                                 that includes offered certificates may exchange
                                 the certificates it holds for one or more of
                                 the mortgage loans or mortgage-backed
                                 securities constituting part of the mortgage
                                 pool underlying those certificates.

CHARACTERISTICS OF THE OFFERED
   CERTIFICATES...............   An offered certificate may entitle the holder
                                 to receive:

                                 o    a stated principal amount;

                                 o    interest on a principal balance or
                                      notional amount, at a fixed, variable or
                                      adjustable pass-through rate;

                                 o    specified, fixed or variable portions of
                                      the interest, principal or other amounts
                                      received on the related mortgage assets;

                                 o    payments of principal, with
                                      disproportionate, nominal or no payments
                                      of interest;

                                 o    payments of interest, with
                                      disproportionate, nominal or no payments
                                      of principal;

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                                       -9-

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                                 o    payments of interest or principal that
                                      commence only as of a specified date or
                                      only after the occurrence of specified
                                      events, such as the payment in full of the
                                      interest and principal outstanding on one
                                      or more other classes of certificates of
                                      the same series;

                                 o    payments of principal to be made, from
                                      time to time or for designated periods, at
                                      a rate that is--

                                      1.   faster and, in some cases,
                                           substantially faster, or

                                      2.   slower and, in some cases,
                                           substantially slower,

                                      than the rate at which payments or other
                                      collections of principal are received on
                                      the related mortgage assets;

                                 o    payments of principal to be made, subject
                                      to available funds, based on a specified
                                      principal payment schedule or other
                                      methodology; or

                                 o    payments of all or part of the prepayment
                                      or repayment premiums, fees and charges,
                                      equity participations payments or other
                                      similar items received on the related
                                      mortgage assets.

                                 Any class of offered certificates may be senior
                                 or subordinate to one or more other classes of
                                 certificates of the same series, including a
                                 non-offered class of certificates of that
                                 series, for purposes of some or all payments
                                 and/or allocations of losses.

                                 A class of offered certificates may have two or
                                 more component parts, each having
                                 characteristics that are otherwise described in
                                 this prospectus as being attributable to
                                 separate and distinct classes.

                                 We will describe the specific characteristics
                                 of each class of offered certificates in the
                                 related prospectus supplement. See "DESCRIPTION
                                 OF THE CERTIFICATES".

CREDIT SUPPORT AND
   REINVESTMENT, INTEREST RATE
   AND CURRENCY-RELATED
   PROTECTION FOR THE OFFERED
   CERTIFICATES...............   Some classes of offered certificates may be
                                 protected in full or in part against defaults
                                 and losses, or select types of defaults and
                                 losses, on the related mortgage assets through
                                 the subordination of one or more other classes
                                 of certificates of the same series or by other
                                 types of credit support. The other types of
                                 credit support may include a letter of credit,
                                 a surety bond, an insurance policy, a guarantee
                                 or a reserve fund. We will describe the credit
                                 support, if any, for each class of offered
                                 certificates in the related prospectus
                                 supplement.

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                                      -10-

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                                 The trust assets with respect to any series of
                                 offered certificates may also include any of
                                 the following agreements:

                                 o    guaranteed investment contracts in
                                      accordance with which moneys held in the
                                      funds and accounts established with
                                      respect to those offered certificates will
                                      be invested at a specified rate;

                                 o    interest rate exchange agreements,
                                      interest rate cap or floor agreements, or
                                      other agreements and arrangements designed
                                      to reduce the effects of interest rate
                                      fluctuations on the related mortgage
                                      assets or on one or more classes of those
                                      offered certificates; or

                                 o    currency exchange agreements or other
                                      agreements and arrangements designed to
                                      reduce the effects of currency exchange
                                      rate fluctuations with respect to the
                                      related mortgage assets and one or more
                                      classes of those offered certificates.

                                 We will describe the types of reinvestment,
                                 interest rate and currency related protection,
                                 if any, for each class of offered certificates
                                 in the related prospectus supplement.

                                 See "RISK FACTORS", "DESCRIPTION OF THE TRUST
                                 ASSETS" and "DESCRIPTION OF CREDIT SUPPORT".

ADVANCES WITH RESPECT TO THE
   MORTGAGE ASSETS............   If the trust assets for a series of offered
                                 certificates include mortgage loans, then, as
                                 and to the extent described in the related
                                 prospectus supplement, the related master
                                 servicer, the related special servicer, the
                                 related trustee, any related provider of credit
                                 support and/or any other specified person may
                                 be obligated to make, or may have the option of
                                 making, advances with respect to those mortgage
                                 loans to cover--

                                 o    delinquent scheduled payments of principal
                                      and/or interest, other than balloon
                                      payments,

                                 o    property protection expenses,

                                 o    other servicing expenses, or

                                 o    any other items specified in the related
                                      prospectus supplement.

                                 Any party making advances will be entitled to
                                 reimbursement from subsequent recoveries on the
                                 related mortgage loan and as otherwise
                                 described in this prospectus or the related
                                 prospectus supplement. That party may also be
                                 entitled to receive interest

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                                      -11-

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                                 on its advances for a specified period. See
                                 "DESCRIPTION OF THE CERTIFICATES--Advances".

                                 If the trust assets for a series of offered
                                 certificates include mortgage-backed
                                 securities, we will describe in the related
                                 prospectus supplement any comparable advancing
                                 obligations with respect to those
                                 mortgage-backed securities or the underlying
                                 mortgage loans.

OPTIONAL TERMINATION..........   We will describe in the related prospectus
                                 supplement any circumstances in which a
                                 specified party is permitted or obligated to
                                 purchase or sell any of the mortgage assets
                                 underlying a series of offered certificates. In
                                 particular, a master servicer, special servicer
                                 or other designated party may be permitted or
                                 obligated to purchase or sell--

                                 o    all the mortgage assets in any particular
                                      trust, thereby resulting in a termination
                                      of the trust, or

                                 o    that portion of the mortgage assets in any
                                      particular trust as is necessary or
                                      sufficient to retire one or more classes
                                      of offered certificates of the related
                                      series.

                                 See "DESCRIPTION OF THE CERTIFICATES--
                                 Termination".

FEDERAL INCOME TAX
   CONSEQUENCES...............   Any class of offered certificates will
                                 constitute or evidence ownership of:

                                 o    regular interests or residual interests in
                                      a real estate mortgage investment conduit
                                      under Sections 860A through 860G of the
                                      Internal Revenue Code of 1986; or

                                 o    interests in a grantor trust under Subpart
                                      E of Part I of Subchapter J of the
                                      Internal Revenue Code of 1986.

                                 See  "FEDERAL INCOME TAX CONSEQUENCES".

ERISA CONSIDERATIONS..........   If you are a fiduciary of an employee benefit
                                 plan or other retirement plan or arrangement,
                                 you should review with your legal advisor
                                 whether the purchase or holding of offered
                                 certificates could give rise to a transaction
                                 that is prohibited or is not otherwise
                                 permissible under applicable law. See "ERISA
                                 CONSIDERATIONS".

LEGAL INVESTMENT..............   If your investment authority is subject to
                                 legal investment laws and regulations,
                                 regulatory capital requirements or review by
                                 regulatory authorities, then you may be subject
                                 to restrictions on investment in the offered
                                 certificates. You should consult your legal
                                 advisor to determine whether and to what extent
                                 the offered certificates constitute a legal
                                 investment for you. We will

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                                      -12-

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                                 specify in the related prospectus supplement
                                 which classes of the offered certificates, if
                                 any, will constitute mortgage related
                                 securities for purposes of the Secondary
                                 Mortgage Market Enhancement Act of 1984, as
                                 amended. See "LEGAL INVESTMENT".

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                                      -13-

                                  RISK FACTORS

          YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE FACTORS SET
FORTH UNDER "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT, IN DECIDING
WHETHER TO PURCHASE OFFERED CERTIFICATES.

LACK OF LIQUIDITY WILL IMPAIR YOUR ABILITY TO SELL YOUR OFFERED CERTIFICATES AND
MAY HAVE AN ADVERSE EFFECT ON THE MARKET VALUE OF YOUR OFFERED CERTIFICATES

          The offered certificates may have limited or no liquidity. We cannot assure you that a secondary market for your offered certificates will develop.
There will be no obligation on the part of anyone to establish a secondary market. Even if a secondary market does develop for your offered certificates, it may provide you with less liquidity than you anticipated and it may not continue for the life of your offered certificates.

          WE WILL DESCRIBE IN THE RELATED PROSPECTUS SUPPLEMENT THE INFORMATION
THAT WILL BE AVAILABLE TO YOU WITH RESPECT TO YOUR OFFERED CERTIFICATES. THE
LIMITED NATURE OF THE INFORMATION MAY ADVERSELY AFFECT THE LIQUIDITY OF YOUR
OFFERED CERTIFICATES.

          We do not currently intend to list the offered certificates on any national securities exchange or the NASDAQ stock market.

          Lack of liquidity will impair your ability to sell your offered certificates and may prevent you from doing so at a time when you may want or need to. Lack of liquidity could adversely affect the market value of your offered certificates. We do not expect that you will have any redemption rights with respect to your offered certificates.

          If you decide to sell your offered certificates, you may have to sell them at a discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related mortgage assets. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

THE MARKET VALUE OF YOUR OFFERED CERTIFICATES MAY BE ADVERSELY AFFECTED BY
FACTORS UNRELATED TO THE PERFORMANCE OF YOUR OFFERED CERTIFICATES AND THE
UNDERLYING MORTGAGE ASSETS, SUCH AS FLUCTUATIONS IN INTEREST RATES AND THE
SUPPLY AND DEMAND OF COMMERCIAL MORTGAGE-BACKED SECURITIES GENERALLY

          The market value of your offered certificates can decline even if those certificates and the underlying mortgage assets are performing at or above your expectations.

          The market value of your offered certificates will be sensitive to fluctuations in current interest rates. However, a change in the market value of your offered certificates as a result of an upward or downward movement in current interest rates may not equal the change in the market value of your offered certificates as a result of an equal but opposite movement in interest rates.

          The market value of your offered certificates will also be influenced by the supply of and demand for commercial mortgage-backed securities generally.
The supply of commercial mortgage-backed securities will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolio, that are available for securitization. A number of factors will affect investors' demand for commercial mortgage-backed securities, including--

          o    the availability of alternative investments that offer higher yields or are perceived as being a better credit risk, having a less volatile market value or being more liquid,

                                      -14-

          o    legal and other restrictions that prohibit a particular entity from investing in commercial mortgage-backed securities or limit the amount or types of commercial mortgage-backed securities that it may acquire,

          o    investors' perceptions regarding the commercial and multifamily real estate markets, which may be adversely affected by, among other things, a decline in real estate values or an increase in defaults and foreclosures on mortgage loans secured by
               income-producing properties, and

          o    investors' perceptions regarding the capital markets in general, which may be adversely affected by political, social and economic events completely unrelated to the commercial and multifamily real estate markets.

          If you decide to sell your offered certificates, you may have to sell at discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related mortgage assets. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

PAYMENTS ON THE OFFERED CERTIFICATES WILL BE MADE SOLELY FROM THE LIMITED ASSETS
OF THE RELATED TRUST, AND THOSE ASSETS MAY BE INSUFFICIENT TO MAKE ALL REQUIRED
PAYMENTS ON THOSE CERTIFICATES

          The offered certificates do not represent obligations of any person or entity and do not represent a claim against any assets other than those of the related trust. No governmental agency or instrumentality will guarantee or insure payment on the offered certificates. In addition, neither we nor our affiliates are responsible for making payments on the offered certificates if collections on the related trust assets are insufficient. If the related trust assets are insufficient to make payments on your offered certificates, no other assets will be available to you for payment of the deficiency, and you will bear the resulting loss. Any advances made by a master servicer or other party with respect to the mortgage assets underlying your offered certificates are intended solely to provide liquidity and not credit support. The party making those advances will have a right to reimbursement, probably with interest, which will be senior to your right to receive payment on your offered certificates.

ANY CREDIT SUPPORT FOR YOUR OFFERED CERTIFICATES MAY BE INSUFFICIENT TO PROTECT
YOU AGAINST ALL POTENTIAL LOSSES

          The Amount of Credit Support Will Be Limited. The rating agencies that assign ratings to your offered certificates will establish the amount of credit support, if any, for your offered certificates based on, among other things, an assumed level of defaults, delinquencies and losses with respect to the related mortgage assets. Actual losses may, however, exceed the assumed levels. See
"DESCRIPTION OF THE CERTIFICATES--Allocation of Losses and Shortfalls" and
"DESCRIPTION OF CREDIT SUPPORT". If actual losses on the related mortgage assets exceed the assumed levels, you may be required to bear the additional losses.

          Credit Support May Not Cover All Types of Losses. The credit support, if any, for your offered certificates may not cover all of your potential losses. For example, some forms of credit support may not cover or may provide limited protection against losses that you may suffer by reason of fraud or negligence or as a result of uninsured casualties at the real properties securing the underlying mortgage loans. You may be required to bear any losses which are not covered by the credit support.

          Disproportionate Benefits May Be Given to Some Classes and Series to
the Detriment of Others. If a form of credit support covers multiple classes or series and losses exceed the amount of that credit support, it is possible that the holders of offered certificates of another series or class will be disproportionately benefited by that credit support to your detriment.

                                      -15-

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES WILL DEPEND UPON
PAYMENTS, DEFAULTS AND LOSSES ON THE UNDERLYING MORTGAGE LOANS; AND THOSE
PAYMENTS, DEFAULTS AND LOSSES MAY BE HIGHLY UNPREDICTABLE

          The Terms of the Underlying Mortgage Loans Will Affect Payments on
Your Offered Certificates. Each of the mortgage loans underlying the offered certificates will specify the terms on which the related borrower must repay the outstanding principal amount of the loan. The rate, timing and amount of scheduled payments of principal may vary, and may vary significantly, from mortgage loan to mortgage loan. The rate at which the underlying mortgage loans amortize will directly affect the rate at which the principal balance or notional amount of your offered certificates is paid down or otherwise reduced.

          In addition, any mortgage loan underlying the offered certificates may permit the related borrower during some or all of the loan term to prepay the loan. In general, a borrower will be more likely to prepay its mortgage loan when it has an economic incentive to do so, such as obtaining a larger loan on the same underlying real property or a lower or otherwise more advantageous interest rate through refinancing. If a mortgage loan includes some form of prepayment restriction, the likelihood of prepayment should decline. These restrictions may include--

          o    an absolute or partial prohibition against voluntary prepayments during some or all of the loan term, or

          o    a requirement that voluntary prepayments be accompanied by some form of prepayment premium, fee or charge during some or all of the loan term.

In many cases, however, there will be no restriction associated with the application of insurance proceeds or condemnation proceeds as a prepayment of principal.

          The Terms of the Underlying Mortgage Loans Do Not Provide Absolute
Certainty as to the Rate, Timing and Amount of Payments on Your Offered
Certificates. Notwithstanding the terms of the mortgage loans backing your offered certificates, the amount, rate and timing of payments and other collections on those mortgage loans will, to some degree, be unpredictable because of borrower defaults and because of casualties and condemnations with respect to the underlying real properties.

          The investment performance of your offered certificates may vary materially and adversely from your expectations due to--

          o    the rate of prepayments and other unscheduled collections of principal on the underlying mortgage loans being faster or slower than you anticipated, or

          o    the rate of defaults on the underlying mortgage loans being faster, or the severity of losses on the underlying mortgage loans being greater, than you anticipated.

          The actual yield to you, as a holder of an offered certificate, may not equal the yield you anticipated at the time of your purchase, and the total return on investment that you expected may not be realized. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment, default and loss assumptions to be used. If the trust assets underlying your offered certificates include mortgage-backed securities, the terms of those securities may soften or enhance the effects to you that may result from prepayments, defaults and losses on the mortgage loans that ultimately back those securities.

          Prepayments on the Underlying Mortgage Loans Will Affect the Average
Life of Your Offered Certificates; and the Rate and Timing of Those Prepayments
May Be Highly Unpredictable. Payments of

                                      -16-

principal and/or interest on your offered certificates will depend upon, among other things, the rate and timing of payments on the related mortgage assets.
Prepayments on the underlying mortgage loans may result in a faster rate of principal payments on your offered certificates, thereby resulting in a shorter average life for your offered certificates than if those prepayments had not occurred. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates. As a result, repayment of your offered certificates could occur significantly earlier or later, and the average life of your offered certificates could be significantly shorter or longer, than you expected.

          The extent to which prepayments on the underlying mortgage loans ultimately affect the average life of your offered certificates depends on the terms and provisions of your offered certificates. A class of offered certificates may entitle the holders to a pro rata share of any prepayments on the underlying mortgage loans, to all or a disproportionately large share of those prepayments, or to none or a disproportionately small share of those prepayments. If you are entitled to a disproportionately large share of any prepayments on the underlying mortgage loans, your offered certificates may be retired at an earlier date. If, however, you are only entitled to a small share of the prepayments on the underlying mortgage loans, the average life of your offered certificates may be extended. Your entitlement to receive payments, including prepayments, of principal of the underlying mortgage loans may--

          o    vary based on the occurrence of specified events, such as the retirement of one or more other classes of certificates of the same series, or

          o    be subject to various contingencies, such as prepayment and default rates with respect to the underlying mortgage loans.

          We will describe the terms and provisions of your offered certificates more fully in the related prospectus supplement.

          Prepayments on the Underlying Mortgage Loans Will Affect the Yield on
Your Offered Certificates; and the Rate and Timing of Those Prepayments May Be
Highly Unpredictable. If you purchase your offered certificates at a discount or premium, the yield on your offered certificates will be sensitive to prepayments on the underlying mortgage loans. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield. Alternatively, if you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield.
The potential effect that prepayments may have on the yield of your offered certificates will increase as the discount deepens or the premium increases. If the amount of interest payable on your offered certificates is disproportionately large, as compared to the amount of principal payable on your offered certificates, you may fail to recover your original investment under some prepayment scenarios. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates.

          Delinquencies, Defaults and Losses on the Underlying Mortgage Loans
May Affect the Amount and Timing of Payments on Your Offered Certificates; and
the Rate and Timing of Those Delinquencies and Defaults, and the Severity of
Those Losses, are Highly Unpredictable. The rate and timing of delinquencies and defaults, and the severity of losses, on the underlying mortgage loans will impact the amount and timing of payments on a series of offered certificates to the extent that their effects are not offset by delinquency advances or some form of credit support.

                                      -17-

          Unless otherwise covered by delinquency advances or some form of credit support, defaults on the underlying mortgage loans may delay payments on a series of offered certificates while the defaulted mortgage loans are worked-out or liquidated. However, liquidations of defaulted mortgage loans prior to maturity could affect the yield and average life of an offered certificate in a manner similar to a voluntary prepayment.

          If you calculate your anticipated yield to maturity based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, then, to the extent that you are required to bear the additional losses, your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative. Furthermore, the timing of losses on the underlying mortgage loans can affect your yield. In general, the earlier you bear any loss on an underlying mortgage loan, the greater the negative effect on your yield.

          See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends
on the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There Is No Assurance" below.

          There Is an Increased Risk of Default Associated with Balloon
Payments. Any of the mortgage loans underlying your offered certificates may be nonamortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal and interest, which are commonly called balloon payments, on the maturity date of the loan.
The ability of the borrower to make a balloon payment depends upon the borrower's ability to refinance or sell the real property securing the loan. The ability of the borrower to refinance or sell the property will be affected by a number of factors, including:

          o    the fair market value and condition of the underlying real property;

          o    the level of interest rates;

          o    the borrower's equity in the underlying real property;

          o    the borrower's financial condition;

          o    occupancy levels at or near the time of refinancing;

          o    the operating history of the underlying real property;

          o    changes in zoning and tax laws;

          o    changes in competition in the relevant geographic area;

          o    changes in rental rates in the relevant geographic area;

          o    changes in governmental regulation and fiscal policy;

          o    prevailing general and regional economic conditions;

          o    the state of the fixed income and mortgage markets; and

          o    the availability of credit for multifamily rental or commercial properties.

                                      -18-

          See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends
on the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There is No Assurance" below.

          Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

          The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans underlying your offered certificates that are in default or as to which a payment default is imminent in order to maximize recoveries on the defaulted loans. The related master servicer or special servicer is only required to determine that any extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing the defaulted loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

REPAYMENT OF A COMMERCIAL OR MULTIFAMILY MORTGAGE LOAN DEPENDS ON THE
PERFORMANCE AND VALUE OF THE UNDERLYING REAL PROPERTY, WHICH MAY DECLINE OVER
TIME, AND THE RELATED BORROWER'S ABILITY TO REFINANCE THE PROPERTY, OF WHICH
THERE IS NO ASSURANCE

          Most of the Mortgage Loans Underlying Your Offered Certificates Will
Be Nonrecourse. You should consider all of the mortgage loans underlying your offered certificates to be nonrecourse loans. This means that, in the event of a default, recourse will be limited to the related real property or properties securing the defaulted mortgage loan. In the event that the income generated by a real property were to decline as a result of the poor economic performance of that real property with the result that the real property is not able to support debt service payments on the related mortgage loan, neither the related borrower nor any other person would be obligated to remedy the situation by making payments out of their own funds. In such a situation, the borrower could choose instead to surrender the related mortgaged property to the lender or let it be foreclosed upon.

          In those cases where recourse to a borrower or guarantor is permitted by the loan documents, we generally will not undertake any evaluation of the financial condition of that borrower or guarantor. Consequently, full and timely payment on each mortgage loan underlying your offered certificates will depend on one or more of the following:

          o    the sufficiency of the net operating income of the applicable real property;

          o    the market value of the applicable real property at or prior to maturity; and

          o    the ability of the related borrower to refinance or sell the applicable real property.

          In general, the value of a multifamily or commercial property will depend on its ability to generate net operating income. The ability of an owner to finance a multifamily or commercial property will depend, in large part, on the property's value and ability to generate net operating income.

          Unless we state otherwise in the related prospectus supplement, none of the mortgage loans underlying your offered certificates will be insured or guaranteed by any governmental entity or private mortgage insurer.

          The risks associated with lending on multifamily and commercial properties are inherently different from those associated with lending on the security of single-family residential properties. This is because multifamily rental and commercial real estate lending generally involves larger loans and, as described above, repayment is dependent upon the successful operation and value of the related real estate project.

                                      -19-

          Many Risk Factors Are Common to Most or All Multifamily and Commercial
Properties. The following factors, among others, will affect the ability of a multifamily or commercial property to generate net operating income and, accordingly, its value:

          o    the age, design and construction quality of the property;

          o    perceptions regarding the safety, convenience and attractiveness of the property;

          o    the characteristics of the neighborhood where the property is located;

          o    the proximity and attractiveness of competing properties;

          o    the existence and construction of competing properties;

          o    the adequacy of the property's management and maintenance;

          o    national, regional or local economic conditions, including plant closings, industry slowdowns and unemployment rates;

          o    local real estate conditions, including an increase in or
               oversupply of comparable commercial or residential space;

          o    demographic factors;

          o    customer tastes and preferences;

          o    retroactive changes in building codes; and

          o    changes in governmental rules, regulations and fiscal policies, including environmental legislation.

          Particular factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income include:

          o    an increase in interest rates, real estate taxes and other operating expenses;

          o    an increase in the capital expenditures needed to maintain the property or make improvements;

          o    a decline in the financial condition of a major tenant and, in particular, a sole tenant or anchor tenant;

          o    an increase in vacancy rates;

          o    a decline in rental rates as leases are renewed or replaced; and

          o    natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions, terrorist attacks or riots.

                                      -20-

          The volatility of net operating income generated by a multifamily or commercial property over time will be influenced by many of the foregoing factors, as well as by:

          o    the length of tenant leases;

          o    the creditworthiness of tenants;

          o    the rental rates at which leases are renewed or replaced;

          o    the percentage of total property expenses in relation to revenue;

          o    the ratio of fixed operating expenses to those that vary with revenues; and

          o    the level of capital expenditures required to maintain the property and to maintain or replace tenants.

Therefore, commercial and multifamily properties with short-term or less creditworthy sources of revenue and/or relatively high operating costs, such as those operated as hospitality and self-storage properties, can be expected to have more volatile cash flows than commercial and multifamily properties with medium- to long-term leases from creditworthy tenants and/or relatively low operating costs. A decline in the real estate market will tend to have a more immediate effect on the net operating income of commercial and multifamily properties with short-term revenue sources and may lead to higher rates of delinquency or defaults on the mortgage loans secured by those properties.

          The Successful Operation of a Multifamily or Commercial Property
Depends on Tenants. Generally, multifamily and commercial properties are subject to leases. The owner of a multifamily or commercial property typically uses lease or rental payments for the following purposes:

          o    to pay for maintenance and other operating expenses associated with the property;

          o    to fund repairs, replacements and capital improvements at the property; and

          o    to service mortgage loans secured by, and any other debt
               obligations associated with operating, the property.

          Factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income from lease and rental payments include:

          o    an increase in vacancy rates, which may result from tenants deciding not to renew an existing lease or discontinuing
               operations;

          o    an increase in tenant payment defaults;

          o    a decline in rental rates as leases are entered into, renewed or extended at lower rates;

          o    an increase in the capital expenditures needed to maintain the property or to make improvements; and

          o    a decline in the financial condition of a major or sole tenant.

                                      -21-

          Various factors that will affect the operation and value of a commercial property include:

          o    the business operated by the tenants;

          o    the creditworthiness of the tenants; and

          o    the number of tenants.

          Dependence on a Single Tenant or a Small Number of Tenants Makes a
Property Riskier Collateral. In those cases where an income-producing property is leased to a single tenant or is primarily leased to one or a small number of major tenants, a deterioration in the financial condition or a change in the plan of operations of any of those tenants can have particularly significant effects on the net operating income generated by the property. If any of those tenants defaults under or fails to renew its lease, the resulting adverse financial effect on the operation of the property will be substantially more severe than would be the case with respect to a property occupied by a large number of less significant tenants.

          An income-producing property operated for retail, office or industrial purposes also may be adversely affected by a decline in a particular business or industry if a concentration of tenants at the property is engaged in that business or industry.

          Tenant Bankruptcy Adversely Affects Property Performance. The
bankruptcy or insolvency of a major tenant, or a number of smaller tenants, at a commercial property may adversely affect the income produced by the property.
Under the U.S. Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant unless there is collateral securing the claim. The claim would be limited to:

          o    the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition or any earlier surrender of the leased premises, plus

          o    an amount, not to exceed three years' rent, equal to the greater of one year's rent and 15% of the remaining reserved rent.

          The Success of an Income-Producing Property Depends on Reletting
Vacant Spaces. The operations at an income-producing property will be adversely affected if the owner or property manager is unable to renew leases or relet space on comparable terms when existing leases expire and/or become defaulted.
Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions in the case of income-producing properties operated for retail, office or industrial purposes, can be substantial and could reduce cash flow from the income-producing properties. Moreover, if a tenant at a income-producing property defaults in its lease obligations, the landlord may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the property.

          If an income-producing property has multiple tenants, re-leasing expenditures may be more frequent than in the case of a property with fewer tenants, thereby reducing the cash flow generated by the multi-tenanted property. Multi-tenanted properties may also experience higher continuing vacancy rates and greater volatility in rental income and expenses.

                                      -22-

          Property Value May Be Adversely Affected Even When Current Operating
Income is Not. Various factors may affect the value of multifamily and commercial properties without affecting their current net operating income, including:

          o    changes in interest rates;

          o    the availability of refinancing sources;

          o    changes in governmental regulations, licensing or fiscal policy;

          o    changes in zoning or tax laws; and

          o    potential environmental or other legal liabilities.

          Property Management May Affect Property Operations and Value. The
operation of an income-producing property will depend upon the property manager's performance and viability. The property manager generally is responsible for:

          o    responding to changes in the local market;

          o    planning and implementing the rental structure, including
               staggering durations of leases and establishing levels of rent payments;

          o    operating the property and providing building services;

          o    managing operating expenses; and

          o    ensuring that maintenance and capital improvements are carried out in a timely fashion.

          Income-producing properties that derive revenues primarily from short-term rental commitments, such as hospitality or self-storage properties, generally require more intensive management than properties leased to tenants under long-term leases.

          By controlling costs, providing appropriate and efficient services to tenants and maintaining improvements in good condition, a property manager can--

          o    maintain or improve occupancy rates, business and cash flow,

          o    reduce operating and repair costs, and

          o    preserve building value.

On the other hand, management errors can, in some cases, impair the long term viability of an income-producing property.

          Maintaining a Property in Good Condition is Expensive. The owner may be required to expend a substantial amount to maintain, renovate or refurbish a commercial or multifamily property. Failure to do so may materially impair the property's ability to generate cash flow. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even superior construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. There can be no assurance that an income-producing property will generate sufficient cash flow to cover

                                      -23-

the increased costs of maintenance and capital improvements in addition to paying debt service on the mortgage loan(s) that may encumber that property.

          Competition Will Adversely Affect the Profitability and Value of an
Income-Producing Property. Some income-producing properties are located in highly competitive areas. Comparable income-producing properties located in the same area compete on the basis of a number of factors including:

          o    rental rates;

          o    location;

          o    type of business or services and amenities offered; and

          o    nature and condition of the particular property.

          The profitability and value of an income-producing property may be adversely affected by a comparable property that:

          o    offers lower rents;

          o    has lower operating costs;

          o    offers a more favorable location; or

          o    offers better facilities.

Costs of renovating, refurbishing or expanding an income-producing property in order to remain competitive can be substantial.

          Various Types of Income-Producing Properties May Present Special
Risks. The relative importance of any factor affecting the value or operation of an income-producing property will depend on the type and use of the property. In addition, the type and use of a particular income-producing property may present special risks. For example--

          o    Health care related facilities and casinos are subject to
               significant governmental regulation of the ownership, operation, maintenance and/or financing of those properties.

          o    Multifamily rental properties, manufactured housing communities and mobile home parks may be subject to rent control or rent stabilization laws and laws governing landlord/tenant
               relationships.

          o    Hospitality and restaurant properties are often operated under franchise, management or operating agreements, which may be terminable by the franchisor or operator. Moreover, the
               transferability of a hotel's or restaurant's operating, liquor and other licenses upon a transfer of the hotel or restaurant is subject to local law requirements.

          o    Depending on their location, recreational and resort properties, properties that provide entertainment services, hospitality properties, restaurants and taverns, mini-warehouses and
               self-storage facilities tend to be adversely affected more quickly by a general economic downturn than other types of commercial properties.

                                      -24-

          o    Marinas will be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

          o    Some recreational and hospitality properties may have seasonal fluctuations and/or may be adversely affected by prolonged unfavorable weather conditions.

          o    Churches and other religious facilities may be highly dependent on donations which are likely to decline as economic conditions decline.

          o    Properties used as gas stations, automotive sales and service centers, dry cleaners, warehouses and industrial facilities may be more likely to have environmental issues.

          Additionally, many types of commercial properties are not readily convertible to alternative uses if the original use is not successful or may require significant capital expenditures to effect any conversion to an alternative use. As a result, the liquidation value of any of those types of property would be substantially less than would otherwise be the case. See
"DESCRIPTION OF THE TRUST ASSETS--Mortgage Loans--A Discussion of the Various
Types of Multifamily and Commercial Properties that May Secure Mortgage Loans
Underlying a Series of Offered Certificates".

BORROWER CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

          A particular borrower or group of related borrowers may be associated with multiple real properties securing the mortgage loans underlying a series of offered certificates. The bankruptcy or insolvency of, or other financial problems with respect to, that borrower or group of borrowers could have an adverse effect on--

          o    the operation of all of the related real properties, and

          o    the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.

For example, if a borrower or group of related borrowers that owns or controls several real properties experiences financial difficulty at one of those properties, it could defer maintenance at another of those properties in order to satisfy current expenses with respect to the first property. That borrower or group of related borrowers could also attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting debt service payments on all the related mortgage loans for an indefinite period. In addition, multiple real properties owned by the same borrower or related borrowers are likely to have common management. This would increase the risk that financial or other difficulties experienced by the property manager could have a greater impact on the owner of the related loans.

LOAN CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF DEFAULT
AND LOSS

          Any of the mortgage assets in one of our trusts may be substantially larger than the other assets in that trust. In general, the inclusion in a trust of one or more mortgage assets that have outstanding principal balances that are substantially larger than the other mortgage assets in the trust can result in losses that are more severe, relative to the size of the related mortgage asset pool, than would be the case if the total principal balance of that pool were distributed more evenly.

                                      -25-

GEOGRAPHIC CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

          If a material concentration of mortgage loans underlying a series of offered certificates is secured by real properties in a particular locale, state or region, then the holders of those certificates will have a greater exposure to:

          o    any adverse economic developments that occur in the locale, state or region where the properties are located;

          o    changes in the real estate market where the properties are located;

          o    changes in governmental rules and fiscal policies in the
               governmental jurisdiction where the properties are located; and

          o    acts of nature, including floods, tornadoes and earthquakes, in the areas where properties are located.

CHANGES IN POOL COMPOSITION WILL CHANGE THE NATURE OF YOUR INVESTMENT

          The mortgage loans underlying any series of offered certificates will amortize at different rates and mature on different dates. In addition, some of those mortgage loans may be prepaid or liquidated. As a result, the relative composition of the related mortgage asset pool will change over time.

          If you purchase certificates with a pass-through rate that is equal to or calculated based upon a weighted average of interest rates on the underlying mortgage loans, your pass-through rate will be affected, and may decline, as the relative composition of the mortgage pool changes.

          In addition, as payments and other collections of principal are received with respect to the underlying mortgage loans, the remaining mortgage pool backing your offered certificates may exhibit an increased concentration with respect to property type, number and affiliation of borrowers and geographic location.

ADJUSTABLE RATE MORTGAGE LOANS MAY ENTAIL GREATER RISKS OF DEFAULT TO LENDERS
THAN FIXED RATE MORTGAGE LOANS

          Some or all of the mortgage loans underlying a series of offered certificates may provide for adjustments to their respective mortgage interest rates and corresponding adjustments to their respective periodic debt service payments. As the periodic debt service payment for any of those mortgage loans increases, the likelihood that cash flow from the underlying real property will be insufficient to make that periodic debt service payment and pay operating expenses also increases.

SUBORDINATE DEBT INCREASES THE LIKELIHOOD THAT A BORROWER WILL DEFAULT ON A
MORTGAGE LOAN UNDERLYING YOUR OFFERED CERTIFICATES

          Some or all of the mortgage loans included in one of our trusts may permit the related borrower to encumber the related real property with additional secured debt.

          Even if a mortgage loan prohibits further encumbrance of the related real property, a violation of this prohibition may not become evident until the affected mortgage loan otherwise defaults. Accordingly, a lender, such as one of our trusts, may not realistically be able to prevent a borrower from incurring subordinate debt.

                                      -26-

          The existence of any secured subordinated indebtedness increases the difficulty of refinancing a mortgage loan at the loan's maturity. In addition, the related borrower may have difficulty repaying multiple loans. Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose out the junior lien.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Subordinate Financing".

BORROWER BANKRUPTCY PROCEEDINGS CAN DELAY AND IMPAIR RECOVERY ON A MORTGAGE LOAN
UNDERLYING YOUR OFFERED CERTIFICATES

          Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of a real property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

          In addition, if a court determines that the value of a real property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-value of the property.
This would make the lender a general unsecured creditor for the difference between the then-value of the property and the amount of its outstanding mortgage indebtedness.

          A bankruptcy court also may:

          o    grant a debtor a reasonable time to cure a payment default on a mortgage loan;

          o    reduce monthly payments due under a mortgage loan;

          o    change the rate of interest due on a mortgage loan; or

          o    otherwise alter a mortgage loan's repayment schedule.

          Furthermore, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of a secured lender, such as one of our trusts, may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

          Under the U.S. Bankruptcy Code, a lender will be stayed from enforcing a borrower's assignment of rents and leases. The U.S. Bankruptcy Code also may interfere with a lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by borrower to maintain its property or for other court authorized expenses.

          As a result of the foregoing, the related trust's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the total amount ultimately collected may be substantially less than the amount owed.

                                      -27-

TAXES ON FORECLOSURE PROPERTY WILL REDUCE AMOUNTS AVAILABLE TO MAKE PAYMENTS ON
THE OFFERED CERTIFICATES

          One of our trusts may be designated, in whole or in part, as a real estate mortgage investment conduit for federal income tax purposes. If that trust acquires a real property through a foreclosure or deed in lieu of foreclosure, then the related special servicer may be required to retain an independent contractor to operate and manage the property. Receipt of the following types of income on that property will subject the trust to federal, and possibly state or local, tax on that income at the highest marginal corporate tax rate:

          o    any net income from that operation and management that does not consist of qualifying rents from real property within the meaning of Section 856(d) of the Internal Revenue Code of 1986, and

          o    any rental income based on the net profits of a tenant or
               sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

These taxes would reduce the net proceeds available for payment with respect to the related offered certificates.

ENVIRONMENTAL LIABILITIES WILL ADVERSELY AFFECT THE VALUE AND OPERATION OF THE
CONTAMINATED PROPERTY AND MAY DETER A LENDER FROM FORECLOSING

          There can be no assurance--

          o    as to the degree of environmental testing conducted at any of the real properties securing the mortgage loans that back your offered certificates;

          o    that the environmental testing conducted by or on behalf of the applicable originators or any other parties in connection with the origination of those mortgage loans or otherwise identified all adverse environmental conditions and risks at the related real properties;

          o    that the results of the environmental testing were accurately evaluated in all cases;

          o    that the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have
               conducted testing at the related real properties; or

          o    that the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

          Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

          In addition, the current environmental condition of a real property securing a mortgage loan underlying your offered certificates could be adversely affected by--

          o    tenants at the property, such as gasoline stations or dry
               cleaners, or

          o    conditions or operations in the vicinity of the property, such as leaking underground storage tanks at another property nearby.

                                      -28-

          Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, there are laws that impose liability for release of asbestos containing materials into the air or require the removal or containment of the materials.
The owner's liability for any required remediation generally is unlimited and could exceed the value of the property and/or the total assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to remediate the adverse environmental condition, may adversely affect the owner's or operator's ability to use the affected property. In some states, contamination of a property may give rise to a lien on the property to ensure the costs of cleanup. Depending on the state, this lien may have priority over the lien of an existing mortgage, deed of trust or other security instrument. In addition, third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to hazardous substances, including asbestos and lead-based paint. Persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of removal or remediation of the substances at the disposal or treatment facility.

          The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, as well as other federal and state laws, provide that a secured lender, such as one of our trusts, may be liable as an
"owner" or "operator" of the real property, regardless of whether the borrower or a previous owner caused the environmental damage, if--

          o    agents or employees of the lender are deemed to have participated in the management of the borrower, or

          o    the lender actually takes possession of a borrower's property or control of its day-to-day operations, including through the appointment of a receiver or foreclosure.

          Although recently enacted legislation clarifies the activities in which a lender may engage without becoming subject to liability under the federal Comprehensive Environmental Response, Compensation and Liability Act of
1980, as amended, and similar federal laws, that legislation has no applicability to state environmental laws. Moreover, future laws, ordinances or regulations could impose material environmental liability.

          Federal law requires owners of residential housing constructed prior to 1978--

          o    to disclose to potential residents or purchasers information in their possession regarding the presence of known lead-based paint or lead-based paint-related hazards in such housing, and

          o    to deliver to potential residents or purchasers a United States
               Environmental Protection Agency approved information pamphlet describing the potential hazards to pregnant women and young children, including that the ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure.

          Property owners may be liable for injuries to their tenants resulting from exposure under various laws that impose affirmative obligations on property owners of residential housing containing lead-based paint.

                                      -29-

SOME PROVISIONS IN THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES MAY
BE CHALLENGED AS BEING UNENFORCEABLE

          Cross-Collateralization Arrangements. It may be possible to challenge cross-collateralization arrangements involving more than one borrower as a fraudulent conveyance, even if the borrowers are related. If one of those borrowers were to become a debtor in a bankruptcy case, creditors of the bankrupt party or the representative of the bankruptcy estate of the bankrupt party could seek to have the bankruptcy court avoid any lien granted by the bankrupt party to secure repayment of another borrower's loan. In order to do so, the court would have to determine that--

          o    the bankrupt party--

               1.   was insolvent at the time of granting the lien,

               2.   was rendered insolvent by the granting of the lien,

               3.   was left with inadequate capital, or

               4.   was not able to pay its debts as they matured; and

          o    the bankrupt party did not, when it allowed its property to be encumbered by a lien securing the other borrower's loan, receive fair consideration or reasonably equivalent value for pledging its property for the equal benefit of the other borrower.

If the court were to conclude that the granting of the lien was an avoidable fraudulent conveyance, it could nullify the lien or security instrument effecting the cross-collateralization. The court could also allow the bankrupt party to recover payments it made under the avoided cross-collateralization.

          Prepayment Premiums, Fees and Charges. Under the laws of a number of states, the enforceability of any mortgage loan provisions that require payment of a prepayment premium, fee or charge upon an involuntary prepayment, is unclear. If those provisions were unenforceable, borrowers would have an incentive to default in order to prepay their loans.

          Due-on-Sale and Debt Acceleration Clauses. Some or all of the mortgage loans included in one of our trusts may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the mortgage loan upon the sale, transfer or conveyance of--

          o    the related real property, or

          o    a majority ownership interest in the related borrower.

          We anticipate that all of the mortgage loans included in one of our trusts will contain some form of debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults by the related borrower.

          The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust or other security instrument or to permit the acceleration of the indebtedness if:

          o    the default is deemed to be immaterial,

                                      -30-

          o    the exercise of those remedies would be inequitable or unjust, or

          o    the circumstances would render the acceleration unconscionable.

          Assignments of Leases. Some or all of the mortgage loans included in one of our trusts may be secured by, among other things, an assignment of leases and rents. Under that document, the related borrower will assign its right, title and interest as landlord under the leases on the related real property and the income derived from those leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect rents. In some cases, those assignments may not be perfected as security interests prior to actual possession of the cash flow. Accordingly, state law may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, the commencement of bankruptcy or similar proceedings by or with respect to the borrower will adversely affect the lender's ability to collect the rents. See "LEGAL ASPECTS OF MORTGAGE
LOANS--Bankruptcy Laws".

          Defeasance. A mortgage loan underlying a series of offered certificates may permit the related borrower, during the periods specified and subject to the conditions set forth in the loan, to pledge to the holder of the mortgage loan a specified amount of U.S. Treasury obligations or other government securities and thereby obtain a release of the related mortgaged property. The cash amount which a borrower must expend to purchase, or must deliver to a master servicer in order for the master servicer to purchase, the required United States government securities may be in excess of the principal balance of the mortgage loan. A court could interpret that excess amount as a form of prepayment premium or could take it into account for usury purposes. In some states, some forms of prepayment premiums are unenforceable. If the payment of that excess amount were held to be unenforceable, the remaining portion of the cash amount to be delivered may be insufficient to purchase the requisite amount of United States government securities.

LACK OF INSURANCE COVERAGE EXPOSES A TRUST TO RISK FOR PARTICULAR SPECIAL HAZARD
LOSSES

          In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of a property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in the related policy. Most insurance policies typically do not cover any physical damage resulting from, among other things:

          o    war,

          o    revolution,

          o    governmental actions,

          o    floods and other water-related causes,

          o    earth movement, including earthquakes, landslides and mudflows,

          o    wet or dry rot,

          o    mold,

          o    vermin, and

          o    domestic animals.

                                      -31-

          Not all of the mortgaged real properties that secure mortgage loans included in one of our trusts will be insured against acts of terrorism. Some of those mortgage loans may not require terrorism insurance coverage. In other cases, because of heightened concern over future terrorist activities in the
United States, it may be difficult for borrowers to obtain or renew terrorism insurance coverage at commercially reasonable rates.

          Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from these causes, then the resulting losses may be borne by you as a holder of offered certificates.

GROUND LEASES CREATE RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN LENDING ON AN
ACTUAL OWNERSHIP INTEREST IN A REAL PROPERTY

          In order to secure a mortgage loan, a borrower may grant a lien on its leasehold interest in a real property as tenant under a ground lease. If the ground lease does not provide for notice to a lender of a default under the ground lease on the part of the borrower, together with a reasonable opportunity for the lender to cure the default, the lender may be unable to prevent termination of the lease and may lose its collateral.

          In addition, upon the bankruptcy of a landlord or a tenant under a ground lease, the debtor entity has the right to assume or reject the ground lease. If a debtor landlord rejects the lease, the tenant has the right to remain in possession of its leased premises at the rent reserved in the lease for the term, including renewals. If a debtor tenant rejects any or all of its leases, the tenant's lender may not be able to succeed to the tenant's position under the lease unless the landlord has specifically granted the lender that right. If both the landlord and the tenant are involved in bankruptcy proceedings, the trustee for your offered certificates may be unable to enforce the bankrupt tenant's obligation to refuse to treat as terminated a ground lease rejected by a bankrupt landlord. In those circumstances, it is possible that the trustee could be deprived of its security interest in the leasehold estate, notwithstanding lender protection provisions contained in the lease or mortgage loan documents.

          Further, in a recent decision by the United States Court of Appeals for the Seventh Circuit (Precision Indus. v. Qualitech Steel SBQ, LLC, 2003 U.S.
App. LEXIS 7612 (7th Cir. Apr. 23, 2003)), the court ruled that where a statutory sale of the leased property occurs under Section 363(f) of the U.S.
Bankruptcy Code upon the bankruptcy of a landlord, the sale terminates a lessee's possessory interest in the property, and the purchaser assumes title free and clear of any interest, including any leasehold estates. Pursuant to
Section 363(e) of the U.S. Bankruptcy Code, a lessee may request the bankruptcy court to prohibit or condition the statutory sale of the property so as to provide adequate protection of the leasehold interest; however, the court ruled that this provision does not ensure continued possession of the property, but rather entitles the lessee to compensation for the value of its leasehold interest, typically from the sale proceeds. As a result, there can be no assurance that, in the event of a statutory sale of leased property pursuant to
Section 363(f) of the Bankruptcy Code, the lessee may be able to maintain possession of the property under the ground lease. In addition, there can be no assurance that the lessee and/or the lender (to the extent it can obtain standing to intervene) will be able to recuperate the full value of the leasehold interest in bankruptcy court.

CHANGES IN ZONING LAWS MAY ADVERSELY AFFECT THE USE OR VALUE OF A REAL PROPERTY

          Due to changes in zoning requirements since construction, an income-producing property may not comply with current zoning laws, including density, use, parking and set back requirements. Accordingly, the property may be a permitted non-conforming structure or the operation of the property may be a permitted non-conforming use. This means that the owner is not required to alter the property's structure or use to comply with the new law, but the owner may be limited in its ability to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow available following the casualty. If a substantial casualty were to occur, insurance proceeds may not be sufficient to pay a mortgage loan secured by the property in full. In

                                      -32-

addition, if the property were repaired or restored in conformity with the current law, its value or revenue-producing potential may be less than that which existed before the casualty.

COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 MAY BE EXPENSIVE

          Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet federal requirements related to access and use by disabled persons. If a property does not currently comply with that Act, the property owner may be required to incur significant costs in order to effect that compliance. This will reduce the amount of cash flow available to cover other required maintenance and capital improvements and to pay debt service on the mortgage loan(s) that may encumber that property. There can be no assurance that the owner will have sufficient funds to cover the costs necessary to comply with that Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award or damages to private litigants.

LITIGATION MAY ADVERSELY AFFECT A BORROWER'S ABILITY TO REPAY ITS MORTGAGE LOAN

          The owner of a multifamily or commercial property may be a defendant in a litigation arising out of, among other things, the following:

          o    breach of contract involving a tenant, a supplier or other party;

          o    negligence resulting in a personal injury, or

          o    responsibility for an environmental problem.

          Litigation will divert the owner's attention from operating its property. If the litigation were decided adversely to the owner, the award to the plaintiff may adversely affect the owner's ability to repay a mortgage loan secured by the property.

RESIDUAL INTERESTS IN A REAL ESTATE MORTGAGE INVESTMENT CONDUIT HAVE ADVERSE TAX
CONSEQUENCES

          Inclusion of Taxable Income in Excess of Cash Received. If you own a
certificate that is a residual interest in a real estate mortgage investment conduit, or REMIC, for federal income tax purposes, you will have to report on your income tax return as ordinary income your pro rata share of the taxable income of that REMIC, regardless of the amount or timing of your possible receipt of any cash on the certificate. As a result, your offered certificate may have phantom income early in the term of the REMIC because the taxable income from the certificate may exceed the amount of economic income, if any, attributable to the certificate. While you will have a corresponding amount of tax losses later in the term of the REMIC, the present value of the phantom income may significantly exceed the present value of the tax losses. Therefore, the after-tax yield on any REMIC residual certificate may be significantly less than that of a corporate bond or other instrument having similar cash flow characteristics. In fact, some offered certificates that are residual interests, may have a negative value.

          You will have to report your share of the taxable income and net loss of the REMIC until all the certificates in the related series have a principal balance of zero. See "FEDERAL INCOME TAX CONSEQUENCES--REMICs".

          Some Taxable Income of a Residual Interest Cannot Be Offset Under the
Internal Revenue Code of 1986. A portion of the taxable income from a REMIC residual certificate may be treated as excess inclusions under the Internal
Revenue Code of 1986. You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. In particular, the tax on excess inclusion:

          o    generally will not be reduced by losses from other activities,

                                      -33-

          o    for a tax-exempt holder, will be treated as unrelated business taxable income, and

          o    for a foreign holder, will not qualify for any exemption from withholding tax.

          Individuals and Some Entities Should Not Invest in REMIC Residual
Certificates. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the
Internal Revenue Code of 1986. Therefore, the certificates that are residual interests generally are not appropriate investments for:

          o    individuals,

          o    estates,

          o    trusts beneficially owned by any individual or estate, and

          o    pass-through entities having any individual, estate or trust as a shareholder, member or partner.

          In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to liquidate a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to:

          o    a foreign person under the Internal Revenue Code of 1986, or

          o    a U.S. Person that is classified as a partnership under the
               Internal Revenue Code of 1986, unless all of its beneficial owners are U.S. Persons, or

          o    a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. Person.

          See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of
REMIC Residual Certificates".

PROBLEMS WITH BOOK-ENTRY REGISTRATION

          Your offered certificates may be issued in book-entry form through the facilities of the Depository Trust Company. As a result--

          o    you will be able to exercise your rights as a certificateholder only indirectly through the Depository Trust Company and its participating organizations;

          o    you may have only limited access to information regarding your offered certificates;

          o    you may suffer delays in the receipt of payments on your offered certificates; and

          o    your ability to pledge or otherwise take action with respect to your offered certificates may be limited due to the lack of a physical certificate evidencing your ownership of those
               certificates.

          See "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration and
Definitive Certificates".

                                      -34-

POTENTIAL CONFLICTS OF INTEREST CAN AFFECT A PERSON'S PERFORMANCE

          The master servicer or special servicer for one of our trusts, or any of their respective affiliates, may purchase certificates evidencing interests in that trust.

          In addition, the master servicer or special servicer for one of our trusts, or any of their respective affiliates, may have interests in, or other financial relationships with, borrowers under the related mortgage loans.

          In servicing the mortgage loans in any of our trusts, the related master servicer and special servicer will each be required to observe the terms of the governing document(s) for the related series of offered certificates and, in particular, to act in accordance with the servicing standard described in the related prospectus supplement. You should consider, however, that either of these parties, if it or an affiliate owns certificates, or has financial interests in or other financial dealings with any of the related borrowers, may have interests when dealing with the mortgage loans underlying your offered certificates that are in conflict with your interests. For example, if the related special servicer owns any certificates, it could seek to mitigate the potential loss on its certificates from a troubled mortgage loan by delaying enforcement in the hope of realizing greater proceeds in the future. However, this action by a special servicer could result a lower recovery to the related trust than would have been the case if the special servicer had not delayed in taking enforcement action.

          Furthermore, the master servicer or special servicer for any of our trusts may service existing and new loans for third parties, including portfolios of loans similar to the mortgage loans included in that trust. The properties securing these other loans may be in the same markets as and compete with the properties securing mortgage loans in our trust. Accordingly, that master servicer or special servicer may be acting on behalf of parties with conflicting interests.

THE RISK OF TERRORISM IN THE UNITED STATES AND MILITARY ACTION MAY ADVERSELY
AFFECT THE VALUE OF THE OFFERED CERTIFICATES AND PAYMENTS ON THE MORTGAGE ASSETS

          It is impossible to predict the extent to which terrorist activities may occur in the United States. Furthermore, it is uncertain what effects any past or future terrorist activities and/or consequent actions on the part of the
United States Government and others, including military action, will have on
U.S. and world financial markets; local, regional and national economies; real estate markets across the U.S.; and/or particular business segments, including those that are important to the performance of the real properties that secure the mortgage loans underlying any series of offered certificates. Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investments. In addition, reduced consumer confidence, as well as a heightened concern for personal safety, could result in a material decline in personal spending and travel.

          As a result of the foregoing, defaults on commercial real estate loans could increase; and, regardless of the performance of the mortgage loans underlying any series of offered certificates, the liquidity and market value of those offered certificates may be impaired.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

          From time to time we use capitalized terms in this prospectus. Each of those capitalized terms will have the meaning assigned to it in the glossary attached to this prospectus.

                                      -35-

                         DESCRIPTION OF THE TRUST ASSETS

GENERAL

          We will be responsible for establishing the trust underlying each series of offered certificates. The assets of the trust will primarily consist of:

          o    various types of multifamily and/or commercial mortgage loans;

          o    mortgage participations, pass-through certificates,
               collateralized mortgage obligations or other mortgage-backed securities that directly or indirectly evidence interests in, or are secured by pledges of, one or more of various types of multifamily and/or commercial mortgage loans; or

          o    a combination of mortgage loans and mortgage-backed securities of the types described above.

          We do not originate mortgage loans. Accordingly, we must acquire each of the mortgage loans to be included in one of our trusts from the originator or a subsequent assignee. In some cases, that originator or subsequent assignee will be one of our affiliates.

          Unless we indicate otherwise in the related prospectus supplement, we will acquire, directly or through one of our affiliates, in the secondary market, any mortgage-backed security to be included in one of our trusts.

          Neither we nor any of our affiliates will guarantee any of the mortgage assets included in one of our trusts. Furthermore, unless we indicate otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure any of those mortgage assets.

MORTGAGE LOANS

          General. Each mortgage loan underlying the offered certificates will constitute the obligation of one or more persons to repay a debt. That obligation will be evidenced by a promissory note or bond. In addition, that obligation will be secured by a mortgage, deed of trust or other security instrument that creates a first or junior lien on, or security interest in, an interest in one or more of the following types of real property:

          o    rental or cooperatively-owned buildings with multiple dwelling units;

          o    retail properties related to the sale of consumer goods and other products to the general public, such as shopping centers, malls, factory outlet centers, automotive sales centers, department stores and other retail stores, grocery stores, specialty shops, convenience stores and gas stations;

          o    retail properties related to providing entertainment,
               recreational and personal services to the general public, such as movie theaters, fitness centers, bowling alleys, salons, dry cleaners and automotive service centers;

          o    office properties;

          o    hospitality properties, such as hotels, motels and other lodging facilities;

          o    casino properties;

          o    health care related properties, such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and, in some cases, assisted living centers and senior housing;

                                      -36-

          o    industrial properties;

          o    warehouse facilities, mini-warehouse facilities and self-storage facilities;

          o    restaurants, taverns and other establishments involved in the food and beverage industry;

          o    manufactured housing communities, mobile home parks and
               recreational vehicle parks;

          o    recreational and resort properties, such as golf courses,
               marinas, ski resorts and amusement parks;

          o    arenas and stadiums;

          o    churches and other religious facilities;

          o    parking lots and garages;

          o    mixed use properties;

          o    other income-producing properties; and

          o    unimproved land.

          The real property interests that may be encumbered in order to secure a mortgage loan underlying your offered certificates, include--

          o    a fee interest or estate, which consists of ownership of the property for an indefinite period,

          o    an estate for years, which consists of ownership of the property for a specified period of years,

          o    a leasehold interest or estate, which consists of a right to occupy and use the property for a specified period of years, subject to the terms and conditions of a lease,

          o    shares in a cooperative corporation which owns the property, or

          o    any other real estate interest under applicable local law.

Any of these real property interests may be subject to deed restrictions, easements, rights of way and other matters of public record with respect to the related property. In addition, the use of, and improvements that may be constructed on, any particular real property will, in most cases, be subject to zoning laws and other legal restrictions.

          Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United
States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

                                      -37-

          If we so indicate in the related prospectus supplement, one or more of the mortgage loans underlying a series of offered certificates may be secured by a junior lien on the related real property. However, the loan or loans secured by the more senior liens on that property may not be included in the related trust. The primary risk to the holder of a mortgage loan secured by a junior lien on a real property is the possibility that the foreclosure proceeds remaining after payment of the loans secured by more senior liens on that property will be insufficient to pay the junior loan in full. In a foreclosure proceeding, the sale proceeds are generally applied--

          o    first, to the payment of court costs and fees in connection with the foreclosure,

          o    second, to the payment of real estate taxes, and

          o    third, to the payment of any and all principal, interest,
               prepayment or acceleration penalties, and other amounts owing to the holder of the senior loans.

The claims of the holders of the senior loans must be satisfied in full before the holder of the junior loan receives any payments with respect to the junior loan. If a lender forecloses on a junior loan, it does so subject to any related senior loans.

          If we so indicate in the related prospectus supplement, the mortgage loans underlying a series of offered certificates may be delinquent as of the date the certificates are initially issued. In those cases, we will describe in the related prospectus supplement--

          o    the period of the delinquency,

          o    any forbearance arrangement then in effect,

          o    the condition of the related real property, and

          o    the ability of the related real property to generate income to service the mortgage debt.

We will not, however, transfer any mortgage loan to a trust if we know that the mortgage loan is, at the time of transfer, more than 90 days delinquent with respect to any scheduled payment of principal or interest or in foreclosure.

          A Discussion of the Various Types of Multifamily and Commercial
Properties that May Secure Mortgage Loans Underlying a Series of Offered
Certificates. The mortgage loans underlying a series of offered certificates may be secured by numerous types of multifamily and commercial properties. As we discuss below under "--Mortgage Loans--Default and Loss Considerations with
Respect to Commercial and Multifamily Mortgage Loans", the adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. Set forth below is a discussion of some of the various factors that may affect the value and operations of the indicated types of multifamily and commercial properties.

          Multifamily Rental Properties. Factors affecting the value and operation of a multifamily rental property include:

          o    the physical attributes of the property, such as its age,
               appearance, amenities and construction quality;

          o    the types of services or amenities offered at the property;

          o    the location of the property;

                                      -38-

          o    the characteristics of the surrounding neighborhood, which may change over time;

          o    the rents charged for dwelling units at the property relative to the rents charged for comparable units at competing properties;

          o    the ability of management to provide adequate maintenance and insurance;

          o    the property's reputation;

          o    the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing;

          o    the existence or construction of competing or alternative
               residential properties, including other apartment buildings and complexes, manufactured housing communities, mobile home parks and single-family housing;

          o    the ability of management to respond to competition;

          o    the tenant mix and whether the property is primarily occupied by workers from a particular company or type of business, or
               personnel from a local military base;

          o    in the case of student housing facilities, the reliance on the financial well-being of the college or university to which it relates, competition from on-campus housing units, and the relatively higher turnover rate compared to other types of multifamily tenants;

          o    adverse local, regional or national economic conditions, which may limit the amount that may be charged for rents and may result in a reduction in timely rent payments or a reduction in
               occupancy levels;

          o    state and local regulations, which may affect the property owner's ability to increase rent to the market rent for an equivalent apartment;

          o    the extent to which the property is subject to land use
               restrictive covenants or contractual covenants that require that units be rented to low income tenants;

          o    the extent to which the cost of operating the property, including the cost of utilities and the cost of required capital
               expenditures, may increase; and

          o    the extent to which increases in operating costs may be passed through to tenants.

          Because units in a multifamily rental property are leased to individuals, usually for no more than a year, the property is likely to respond relatively quickly to a downturn in the local economy or to the closing of a major employer in the area.

          Some states regulate the relationship of an owner and its tenants at a multifamily rental property. Among other things, these states may--

          o    require written leases;

          o    require good cause for eviction;

                                      -39-

          o    require disclosure of fees;

          o    prohibit unreasonable rules;

          o    prohibit retaliatory evictions;

          o    prohibit restrictions on a resident's choice of unit vendors;

          o    limit the bases on which a landlord may increase rent; or

          o    prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

          Apartment building owners have been the subject of suits under state
Unfair and Deceptive Practices Acts and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices.

          Some counties and municipalities also impose rent control regulations on apartment buildings. These regulations may limit rent increases to--

          o    fixed percentages,

          o    percentages of increases in the consumer price index,

          o    increases set or approved by a governmental agency, or

          o    increases determined through mediation or binding arbitration.

          In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a landlord's ability to raise rents at a multifamily rental property may impair the landlord's ability to repay a mortgage loan secured by the property or to meet operating costs.

          Some multifamily rental properties are subject to land use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants generally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the area or region. These covenants may limit the potential rental rates that may be charged at a multifamily rental property, the potential tenant base for the property or both. An owner may subject a multifamily rental property to these covenants in exchange for tax credits or rent subsidies. When the credits or subsidies cease, net operating income will decline. The differences in rents between subsidized or supported properties and other multifamily rental properties in the same area may not be a sufficient economic incentive for some eligible tenants to reside at a subsidized or supported property that may have fewer amenities or be less attractive as a residence. As a result, occupancy levels at a subsidized or supported property may decline, which may adversely affect the value and successful operation of the property.

          Some mortgage loans underlying the offered certificates will be secured by--

          o    the related borrower's interest in multiple units in a
               residential condominium project, and

          o    the related voting rights in the owners' association for the project.

          Due to the nature of condominiums, a default on any of those mortgage loans will not allow the related special servicer the same flexibility in realizing on the real property collateral as is generally available with

                                      -40-

respect to multifamily rental properties that are not condominiums. The rights of other unit owners, the governing documents of the owners' association and the state and local laws applicable to condominiums must be considered and respected. Consequently, servicing and realizing upon the collateral for those mortgage loans could subject the related trust to greater delay, expense and risk than a loan secured by a multifamily rental property that is not a condominium.

          Cooperatively-Owned Apartment Buildings. Some multifamily properties are owned or leased by cooperative corporations. In general, each shareholder in the corporation is entitled to occupy a particular apartment unit under a long-term proprietary lease or occupancy agreement.

          A tenant/shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation. The monthly maintenance payment represents a tenant/shareholder's pro rata share of the corporation's--

          o    mortgage loan payments,

          o    real property taxes,

          o    maintenance expenses, and

          o    other capital and ordinary expenses of the property.

These monthly maintenance payments are in addition to any payments of principal and interest the tenant/shareholder must make on any loans of the tenant/shareholder secured by its shares in the corporation.

          A cooperative corporation is directly responsible for building maintenance and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by, and to pay all other operating expenses of, the cooperatively owned property depends primarily upon the receipt of--

          o    maintenance payments from the tenant/shareholders, and

          o    any rental income from units or commercial space that the
               cooperative corporation might control.

          A cooperative corporation may have to impose special assessments on the tenant/shareholders in order to pay unanticipated expenditures. Accordingly, a cooperative corporation is highly dependent on the financial well being of its tenant/shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the cooperatively owned property depends primarily on its ability to refinance the property. Additional factors likely to affect the economic performance of a cooperative corporation include--

          o    the failure of the corporation to qualify for favorable tax treatment as a "cooperative housing corporation" each year, which may reduce the cash flow available to make debt service payments on a mortgage loan secured by cooperatively owned property; and

          o    the possibility that, upon foreclosure, if the
               cooperatively-owned property becomes a rental property, certain units could be subject to rent control, stabilization and
               tenants' rights laws, at below market rents, which may affect rental income levels and the marketability and sale proceeds of the ensuing rental property as a whole.

                                      -41-

          In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor. The current tenants have a specified period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. In general the sponsor controls the corporation's board of directors and management for a limited period of time. If the sponsor holds the shares allocated to a large number of apartment units, the lender on a mortgage loan secured by a cooperatively owned property may be adversely affected by a decline in the creditworthiness of the sponsor.

          Many cooperative conversion plans are non-eviction plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in its apartment unit as a subtenant from the owner of the shares allocated to that unit. Any applicable rent control or rent stabilization laws would continue to be applicable to the subtenancy. In addition, the subtenant may be entitled to renew its lease for an indefinite number of years with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The owner/shareholder is responsible for the maintenance payments to the cooperative corporation without regard to whether it receives rent from the subtenant or whether the rent payments are lower than maintenance payments on the unit.
Newly-formed cooperative corporations typically have the greatest concentration of non-tenant/shareholders.

          Retail Properties. The term "retail property" encompasses a broad range of properties at which businesses sell consumer goods and other products and provide various entertainment, recreational or personal services to the general public. Some examples of retail properties include--

          o    shopping centers,

          o    factory outlet centers,

          o    malls,

          o    automotive sales and service centers,

          o    consumer oriented businesses,

          o    department stores,

          o    grocery stores,

          o    convenience stores,

          o    specialty shops,

          o    gas stations,

          o    movie theaters,

          o    fitness centers,

          o    bowling alleys,

          o    salons, and

                                      -42-

          o    dry cleaners.

          Unless owner occupied, retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Therefore, it is important for the owner of a retail property to attract and keep tenants, particularly significant tenants, that are able to meet their lease obligations. In order to attract tenants, the owner of a retail property may be required to--

          o    lower rents,

          o    grant a potential tenant a free rent or reduced rent period,

          o    improve the condition of the property generally, or

          o    make at its own expense, or grant a rent abatement to cover, tenant improvements for a potential tenant.

          A prospective tenant will also be interested in the number and type of customers that it will be able to attract at a particular retail property. The ability of a tenant at a particular retail property to attract customers will be affected by a number of factors related to the property and the surrounding area, including:

          o    competition from other retail properties;

          o    perceptions regarding the safety, convenience and attractiveness of the property;

          o    perceptions regarding the safety of the surrounding area;

          o    demographics of the surrounding area;

          o    the strength and stability of the local, regional and national economies;

          o    traffic patterns and access to major thoroughfares;

          o    the visibility of the property;

          o    availability of parking;

          o    the particular mixture of the goods and services offered at the property;

          o    customer tastes, preferences and spending patterns; and

          o    the drawing power of other tenants.

          The success of a retail property is often dependent on the success of its tenants' businesses. A significant component of the total rent paid by tenants of retail properties is often tied to a percentage of gross sales or revenues. Declines in sales or revenues of the tenants will likely cause a corresponding decline in percentage rents and/or impair the tenants' ability to pay their rent or other occupancy costs. A default by a tenant under its lease could result in delays and costs in enforcing the landlord's rights. Retail properties would be directly and adversely affected by a decline in the local economy and reduced consumer spending.

          Repayment of a mortgage loan secured by a retail property will be affected by the expiration of space leases at the property and the ability of the borrower to renew or relet the space on comparable terms. Even if

                                      -43-

vacant space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, may be substantial and could reduce cash flow from a retail property.

          The presence or absence of an anchor tenant or a shadow anchor in a multi-tenanted retail property can be important. Anchor tenants play a key role in generating customer traffic and making the center desirable for other tenants. An anchor tenant is, in general, a retail tenant whose space is substantially larger in size than that of other tenants at the same retail property and whose operation is vital in attracting customers to the property. A shadow anchor is usually significantly larger in size than most tenants in the property, is important in attracting customers to a retail property and is located sufficiently close and conveniently to the property, but not on the property, so as to influence and attract potential customers. At some retail properties, the anchor tenant owns the space it occupies. In those cases where the property owner does not control the space occupied by the anchor tenant, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant. In some cases, an anchor tenant may cease to operate at the property, thereby leaving its space unoccupied even though it continues to own or pay rent on the vacant or dark space. If an anchor tenant ceases operations at a retail property, other tenants at the property may be entitled to terminate their leases prior to the scheduled termination date or to pay rent at a reduced rate for the remaining term of the lease. Additionally, if an anchor store that was part of the mortgaged property were to close, the related borrower may be unable to replace the anchor in a timely manner or without suffering adverse economic consequences. In addition, in the event that a shadow anchor fails to renew its lease, terminates its lease or otherwise ceases to conduct business within a close proximity to a mortgaged property, customer traffic at the mortgaged property may be substantially reduced.

          Various factors will adversely affect the economic performance of an anchored retail property, including:

          o    an anchor tenant's failure to renew its lease;

          o    termination of an anchor tenant's lease;

          o    the bankruptcy or economic decline of an anchor tenant or a self-owned anchor;

          o    the cessation of the business of a self-owned anchor or of an anchor tenant, notwithstanding its continued ownership of the previously occupied space or its continued payment of rent, as the case may be; or

          o    a loss of an anchor tenant's ability to attract shoppers.

          Retail properties may also face competition from sources outside a given real estate market or with lower operating costs. For example, all of the following compete with more traditional department stores and specialty shops for consumer dollars:

          o    factory outlet centers;

          o    discount shopping centers and clubs;

          o    catalogue retailers;

          o    television shopping networks and programs;

          o    internet web sites; and

          o    telemarketing.

                                      -44-

          Similarly, home movie rentals and pay-per-view movies provide alternate sources of entertainment to movie theaters. Continued growth of these alternative retail outlets and entertainment sources, which are often characterized by lower operating costs, could adversely affect the rents collectible at retail properties.

          Gas stations, automotive sales and service centers and dry cleaners also pose unique environmental risks because of the nature of their businesses and the types of products used or sold in those businesses.

          Office Properties. Factors affecting the value and operation of an office property include:

          o    the number and quality of the tenants, particularly significant tenants, at the property;

          o    the physical attributes of the building in relation to competing buildings;

          o    the location of the property with respect to the central business district or population centers;

          o    demographic trends within the metropolitan area to move away from or towards the central business district;

          o    social trends combined with space management trends, which may change towards options such as telecommuting or hoteling to satisfy space needs;

          o    tax incentives offered to businesses or property owners by cities or suburbs adjacent to or near where the building is located;

          o    local competitive conditions, such as the supply of office space or the existence or construction of new competitive office buildings;

          o    the quality and philosophy of building management;

          o    access to mass transportation; and

          o    changes in zoning laws.

          Office properties may be adversely affected by an economic decline in the business operated by their tenants. The risk associated with that economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

          Office properties are also subject to competition with other office properties in the same market. Competitive factors affecting an office property include:

          o    rental rates;

          o    the building's age, condition and design, including floor sizes and layout;

          o    access to public transportation and availability of parking; and

          o    amenities offered to its tenants, including sophisticated
               building systems, such as fiber optic cables, satellite
               communications or other base building technological features.

          The cost of refitting office space for a new tenant is often higher than for other property types.

                                      -45-

          The success of an office property also depends on the local economy.
Factors influencing a company's decision to locate in a given area include:

          o    the cost and quality of labor;

          o    tax incentives; and

          o    quality of life considerations, such as schools and cultural amenities.

          The strength and stability of the local or regional economy will affect an office property's ability to attract stable tenants on a consistent basis. A central business district may have a substantially different economy from that of a suburb.

          Hospitality Properties. Hospitality properties may involve different types of hotels and motels, including:

          o    full service hotels;

          o    resort hotels with many amenities;

          o    limited service hotels;

          o    hotels and motels associated with national or regional franchise chains;

          o    hotels that are not affiliated with any franchise chain but may have their own brand identity; and

          o    other lodging facilities.

          Factors affecting the economic performance of a hospitality property include:

          o    the location of the property and its proximity to major
               population centers or attractions;

          o    the seasonal nature of business at the property;

          o    the level of room rates relative to those charged by competitors;

          o    quality and perception of the franchise affiliation, if any;

          o    economic conditions, either local, regional or national, which may limit the amount that can be charged for a room and may result in a reduction in occupancy levels;

          o    the existence or construction of competing hospitality
               properties;

          o    nature and quality of the services and facilities;

          o    financial strength and capabilities of the owner and operator;

          o    the need for continuing expenditures for modernizing,
               refurbishing and maintaining existing facilities;

          o    increases in operating costs, which may not be offset by
               increased room rates;

                                      -46-

          o    the property's dependence on business and commercial travelers and tourism;

          o    changes in travel patterns caused by changes in access, energy prices, labor strikes, relocation of highways, the reconstruction of additional highways or other factors; and

          o    changes in travel patterns caused by perceptions of travel safety, which perceptions can be significantly and adversely influenced by terrorist acts and foreign conflict as well as apprehension regarding the possibility of such acts or conflicts.

          Because limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of these hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because rooms at hospitality properties are generally rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other types of commercial properties. Additionally, the revenues of some hospitality properties, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature.

          Hospitality properties may be operated under franchise agreements. The continuation of a franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hospitality property to maintain those standards or adhere to those other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of capital expenditures that the owner of the hospitality property determines are too expensive or are otherwise unwarranted in light of the operating results or prospects of the property. In that event, the owner of the hospitality property may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the owner of the hospitality property may seek to obtain a suitable replacement franchise, which may be at significantly higher fees than the previous franchise, or to operate property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or value of the hospitality property because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

          The viability of any hospitality property that is a franchise of a national or a regional hotel or motel chain is dependent upon:

          o    the continued existence and financial strength of the franchisor;

          o    the public perception of the franchise service mark; and

          o    the duration of the franchise licensing agreement.

          The transferability of franchise license agreements may be restricted.
The consent of the franchisor would be required for the continued use of the franchise license by the hospitality property following a foreclosure.
Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Additionally, any provision in a franchise agreement or management agreement providing for termination because of a bankruptcy of a franchisor or manager will generally not be enforceable. In the event of a foreclosure on a hospitality property, the lender or other purchaser of the hospitality property may not be entitled to the rights under any associated liquor license. That party would be required to apply in its own right for a new liquor license. There can be no assurance that a new license could be obtained or that it could be obtained promptly. The lack of a liquor license in a hospitality property could have an adverse impact on the revenue from that property or on its occupancy rate.

                                      -47-

          Casino Properties. Factors affecting the economic performance of a casino property include:

          o    location, including proximity to or easy access from major population centers;

          o    appearance;

          o    economic conditions, either local, regional or national, which may limit the amount of disposable income that potential patrons may have for gambling;

          o    the existence or construction of competing casinos;

          o    dependence on tourism; and

          o    local or state governmental regulation.

          Competition among major casinos may involve attracting patrons by--

          o    providing alternate forms of entertainment, such as performers and sporting events, and

          o    offering low-priced or free food and lodging.

          Casino owners may expend substantial sums to modernize, refurbish and maintain existing facilities.

          Because of their dependence on disposable income of patrons, casino properties are likely to respond quickly to a downturn in the economy.

          The ownership and operation of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays to a lender. Gaming licenses are not transferable, including in connection with a foreclosure. There can be no assurance that a lender or another purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to continue operating the foreclosed property as a casino.

          Any given state or municipality that currently allows legalized gambling could pass legislation banning it.

          The loss of a gaming license for any reason would have a material adverse effect on the value of a casino property.

          Health Care Related Properties. Health care related properties include:

          o    hospitals;

          o    medical offices;

          o    skilled nursing facilities;

          o    nursing homes;

          o    congregate care facilities; and

                                      -48-

          o    in some cases, assisted living centers and housing for seniors.

          Health care related facilities, particularly nursing homes, may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to:

          o    statutory and regulatory changes;

          o    retroactive rate adjustments;

          o    administrative rulings;

          o    policy interpretations;

          o    delays by fiscal intermediaries; and

          o    government funding restrictions.

All of the foregoing can adversely affect revenues from the operation a health care related facility. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers. In addition, there are currently under consideration various proposals for national health care relief that could further limit these payments.

          Providers of long-term nursing care and other medical services are highly regulated by federal, state and local law. They are subject to numerous factors which can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations, including:

          o    federal and state licensing requirements;

          o    facility inspections;

          o    rate setting;

          o    reimbursement policies; and

          o    laws relating to the adequacy of medical care, distribution of pharmaceuticals, use of equipment, personnel operating policies and maintenance of and additions to facilities and services.

          Under applicable federal and state laws and regulations, Medicare and
Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related material goods and services.
Accordingly, in the event of foreclosure on a health care related facility, neither a lender nor other subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the property prior to foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that a lender or other purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals.
The lender or other purchaser may have to apply in its own right for those licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted.

                                      -49-

          Health care related facilities are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. Furthermore, transfers of health care related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial properties.

          Industrial Properties. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slowdown in the economy. In addition, an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Also, lease terms with respect to industrial properties are generally for shorter periods of time and may result in a substantial percentage of leases expiring in the same year at any particular industrial property.

          The value and operation of an industrial property depends on:

          o    location of the property, the desirability of which in a
               particular instance may depend on--

                    1.   availability of labor services,

                    2.   proximity to supply sources and customers, and

                    3.   accessibility to various modes of transportation and
                         shipping, including railways, roadways, airline
                         terminals and ports;

          o    building design of the property, the desirability of which in a particular instance may depend on--

                    1.   ceiling heights,

                    2.   column spacing,

                    3.   number and depth of loading bays,

                    4.   divisibility,

                    5.   floor loading capacities,

                    6.   truck turning radius,

                    7.   overall functionality, and

                    8.   adaptability of the property, because industrial
                         tenants often need space that is acceptable for highly
                         specialized activities; and

          o    the quality and creditworthiness of individual tenants, because industrial properties frequently have higher tenant
               concentrations.

          Industrial properties are generally special purpose properties that could not be readily converted to general residential, retail or office use.
This will adversely affect their liquidation value. In addition, properties used for many industrial purposes are more prone to environmental concerns than other property types.

          Warehouse, Mini-Warehouse and Self-Storage Facilities. Warehouse,
mini-warehouse and self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. In addition, it would require substantial capital expenditures to convert a warehouse, mini-

                                      -50-

warehouse or self-storage property to an alternative use. This will materially impair the liquidation value of the property if its operation for storage purposes becomes unprofitable due to decreased demand, competition, age of improvements or other factors.

          Successful operation of a warehouse, mini-warehouse or self-storage property depends on--

          o    building design,

          o    location and visibility,

          o    tenant privacy,

          o    efficient access to the property,

          o    proximity to potential users, including apartment complexes or commercial users,

          o    services provided at the property, such as security,

          o    age and appearance of the improvements, and

          o    quality of management.

          In addition, it is difficult to assess the environmental risks posed by warehouse, mini-warehouse and self-storage properties due to tenant privacy restrictions, tenant anonymity and unsupervised access to these facilities.
Therefore, these facilities may pose additional environmental risks to investors. Environmental site assessments performed with respect to warehouse, mini-warehouse and self-storage properties would not include an inspection of the contents of the facilities. Therefore, it would not be possible to provide assurance that any of the units included in these kinds of facilities are free from hazardous substances or other pollutants or contaminants.

          Restaurants and Taverns. Factors affecting the economic viability of individual restaurants, taverns and other establishments that are part of the food and beverage service industry include:

          o    competition from facilities having businesses similar to a particular restaurant or tavern;

          o    perceptions by prospective customers of safety, convenience, services and attractiveness;

          o    the cost, quality and availability of food and beverage products;

          o    negative publicity, resulting from instances of food
               contamination, food-borne illness and similar events;

          o    changes in demographics, consumer habits and traffic patterns;

          o    the ability to provide or contract for capable management; and

          o    retroactive changes to building codes, similar ordinances and other legal requirements.

          Adverse economic conditions, whether local, regional or national, may limit the amount that may be charged for food and beverages and the extent to which potential customers dine out. Because of the nature of the business, restaurants and taverns tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. Furthermore, the transferability of any operating, liquor and other licenses

                                      -51-

to an entity acquiring a bar or restaurant, either through purchase or foreclosure, is subject to local law requirements.

          The food and beverage service industry is highly competitive. The principal means of competition are--

          o    market segment,

          o    product,

          o    price,

          o    value,

          o    quality,

          o    service,

          o    convenience,

          o    location, and

          o    the nature and condition of the restaurant facility.

          A restaurant or tavern operator competes with the operators of comparable establishments in the area in which its restaurant or tavern is located. Other restaurants could have--

          o    lower operating costs,

          o    more favorable locations,

          o    more effective marketing,

          o    more efficient operations, or

          o    better facilities.

          The location and condition of a particular restaurant or tavern will affect the number of customers and, to an extent, the prices that may be charged. The characteristics of an area or neighborhood in which a restaurant or tavern is located may change over time or in relation to competing facilities.
Also, the cleanliness and maintenance at a restaurant or tavern will affect its appeal to customers. In the case of a regionally- or nationally-known chain restaurant, there may be costly expenditures for renovation, refurbishment or expansion, regardless of its condition.

          Factors affecting the success of a regionally- or nationally-known chain restaurant include:

          o    actions and omissions of any franchisor, including management practices that--

               1.   adversely affect the nature of the business, or

               2.   require renovation, refurbishment, expansion or other
                    expenditures;

                                      -52-

          o    the degree of support provided or arranged by the franchisor, including its franchisee organizations and third-party providers of products or services; and

          o    the bankruptcy or business discontinuation of the franchisor or any of its franchisee organizations or third-party providers.

          Chain restaurants may be operated under franchise agreements. Those agreements typically do not contain provisions protective of lenders. A borrower's rights as franchisee typically may be terminated without informing the lender, and the borrower may be precluded from competing with the franchisor upon termination. In addition, a lender that acquires title to a restaurant site through foreclosure or similar proceedings may be restricted in the use of the site or may be unable to succeed to the rights of the franchisee under the related franchise agreement. The transferability of a franchise may be subject to other restrictions. Also, federal and state franchise regulations may impose additional risk, including the risk that the transfer of a franchise acquired through foreclosure or similar proceedings may require registration with governmental authorities or disclosure to prospective transferees.

          Manufactured Housing Communities, Mobile Home Parks and Recreational
Vehicle Parks. Manufactured housing communities and mobile home parks consist of land that is divided into "spaces" or "home sites" that are primarily leased to owners of the individual mobile homes or other housing units. The home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the home, and landscaping. The land owner typically provides private roads within the park, common facilities and, in many cases, utilities. Due to relocation costs and, in some cases, demand for homesites, the value of a mobile home or other housing unit in place in a manufactured housing community or mobile home park is generally higher, and can be significantly higher, than the value of the same unit not placed in a manufactured housing community or mobile home park. As a result, a well-operated manufactured housing community or mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the home can be resold in place, rather than to allow the unit to be removed from the park. In general, the individual mobile homes and other housing units will not constitute collateral for a mortgage loan underlying a series of offered certificates.

          Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers, primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

          Factors affecting the successful operation of a manufactured housing community, mobile home park or recreational vehicle park include:

          o    location of the manufactured housing property;

          o    the ability of management to provide adequate maintenance and insurance;

          o    the number of comparable competing properties in the local market;

          o    the age, appearance and reputation of the property;

          o    the quality of management; and

                                      -53-

          o    the types of facilities and services it provides.

          Manufactured housing communities and mobile home parks also compete against alternative forms of residential housing, including--

          o    multifamily rental properties,

          o    cooperatively-owned apartment buildings,

          o    condominium complexes, and

          o    single-family residential developments.

          Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, such as staying at a hotel at the beach.

          Manufactured housing communities, mobile home parks and recreational vehicle parks are special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect the liquidation value of the property if its operation as a manufactured housing community, mobile home park or recreational vehicle park, as the case may be, becomes unprofitable due to competition, age of the improvements or other factors.

          Some states regulate the relationship of an owner of a manufactured housing community or mobile home park and its tenants in a manner similar to the way they regulate the relationship between a landlord and tenant at a multifamily rental property. In addition, some states also regulate changes in the use of a manufactured housing community or mobile home park and require that the owner give written notice to its tenants a substantial period of time prior to the projected change.

          In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on manufactured housing communities and mobile home parks. These ordinances may limit rent increases to--

          o    fixed percentages,

          o    percentages of increases in the consumer price index,

          o    increases set or approved by a governmental agency, or

          o    increases determined through mediation or binding arbitration.

          In many cases, the rent control laws either do not permit vacancy decontrol or permit vacancy decontrol only in the relatively rare event that the mobile home or manufactured housing unit is removed from the homesite. Local authority to impose rent control on manufactured housing communities and mobile home parks is pre-empted by state law in some states and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants.

                                      -54-

          Recreational and Resort Properties. Any mortgage loan underlying a series of offered certificates may be secured by a golf course, marina, ski resort, amusement park or other property used for recreational purposes or as a resort. Factors affecting the economic performance of a property of this type include:

          o    the location and appearance of the property;

          o    the appeal of the recreational activities offered;

          o    the existence or construction of competing properties, whether are not they offer the same activities;

          o    the need to make capital expenditures to maintain, refurbish, improve and/or expand facilities in order to attract potential patrons;

          o    geographic location and dependence on tourism;

          o    changes in travel patterns caused by changes in energy prices, strikes, location of highways, construction of additional
               highways and similar factors;

          o    seasonality of the business, which may cause periodic
               fluctuations in operating revenues and expenses;

          o    sensitivity to weather and climate changes; and

          o    local, regional and national economic conditions.

          A marina or other recreational or resort property located next to water will also be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

          Because of the nature of the business, recreational and resort properties tend to respond to adverse economic conditions more quickly than do many other types of commercial properties.

          Recreational and resort properties are generally special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

          Arenas and Stadiums. The success of an arena or stadium generally depends on its ability to attract patrons to a variety of events, including:

          o    sporting events;

          o    musical events;

          o    theatrical events;

          o    animal shows; and/or

          o    circuses.

          The ability to attract patrons is dependent on, among others, the following factors:

                                      -55-

          o    the appeal of the particular event;

          o    the cost of admission;

          o    perceptions by prospective patrons of the safety, convenience, services and attractiveness of the arena or stadium;

          o    perceptions by prospective patrons of the safety of the
               surrounding area; and

          o    the alternative forms of entertainment available in the
               particular locale.

          In some cases, an arena's or stadium's success will depend on its ability to attract and keep a sporting team as a tenant. An arena or stadium may become unprofitable, or unacceptable to a tenant of that type, due to decreased attendance, competition and age of improvements. Often, substantial expenditures must be made to modernize, refurbish and/or maintain existing facilities.

          Arenas and stadiums are special purpose properties which cannot be readily convertible to alternative uses. This will adversely affect their liquidation value.

          Churches and Other Religious Facilities. Churches and other religious facilities generally depend on charitable donations to meet expenses and pay for maintenance and capital expenditures. The extent of those donations is dependent on the attendance at any particular religious facility and the extent to which attendees are prepared to make donations, which is influenced by a variety of social, political and economic factors. Donations may be adversely affected by economic conditions, whether local, regional or national. Religious facilities are special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

          Parking Lots and Garages. The primary source of income for parking lots and garages is the rental fees charged for parking spaces. Factors affecting the success of a parking lot or garage include:

          o    the number of rentable parking spaces and rates charged;

          o    the location of the lot or garage and, in particular, its
               proximity to places where large numbers of people work, shop or live;

          o    the amount of alternative parking spaces in the area;

          o    the availability of mass transit; and

          o    the perceptions of the safety, convenience and services of the lot or garage.

          Unimproved Land. The value of unimproved land is largely a function of its potential use. This may depend on--

          o    its location,

          o    its size,

          o    the surrounding neighborhood, and

          o    local zoning laws.

                                      -56-

          Default and Loss Considerations with Respect to Commercial and
Multifamily Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from mortgage loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon--

          o    the successful operation of the property, and

          o    its ability to generate income sufficient to make payments on the loan.

This is particularly true because most or all of the mortgage loans underlying the offered certificates will be nonrecourse loans.

          The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan.
In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

          o    the amount of income derived or expected to be derived from the related real property for a twelve-month period that is available to pay debt service, to

          o    the annualized scheduled payments of principal and/or interest on the mortgage loan and any other senior loans that are secured by the related real property.

The amount described in the first bullet point of the preceding sentence is often a highly subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property. We will provide a more detailed discussion of its calculation in the related prospectus supplement.

          The cash flow generated by a multifamily or commercial property will generally fluctuate over time and may or may not be sufficient to--

          o    make the loan payments on the related mortgage loan,

          o    cover operating expenses, and

          o    fund capital improvements at any given time.

          Operating revenues of a nonowner occupied, income-producing property may be affected by the condition of the applicable real estate market and/or area economy. Properties leased, occupied or used on a short-term basis, such as--

          o    some health care related facilities,

          o    hotels and motels,

          o    recreational vehicle parks, and

          o    mini-warehouse and self-storage facilities,

tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as--

          o    warehouses,

                                      -57-

          o    retail stores,

          o    office buildings, and

          o    industrial facilities.

          Some commercial properties may be owner-occupied or leased to a small number of tenants. Accordingly, the operating revenues may depend substantially on the financial condition of the borrower or one or a few tenants. Mortgage loans secured by liens on owner-occupied and single tenant properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

          Increases in property operating expenses can increase the likelihood of a borrower default on a multifamily or commercial mortgage loan secured by the property. Increases in property operating expenses may result from:

          o    increases in energy costs and labor costs;

          o    increases in interest rates and real estate tax rates; and

          o    changes in governmental rules, regulations and fiscal policies.

          Some net leases of commercial properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, a net lease will result in stable net operating income to the borrower/landlord only if the lessee is able to pay the increased operating expense while also continuing to make rent payments.

          Lenders also look to the loan-to-value ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

          o    the then outstanding principal balance of the mortgage loan and any other senior loans that are secured by the related real property, to

          o    the estimated value of the related real property based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

          A low loan-to-value ratio means the borrower has a large amount of its own equity in the multifamily or commercial property that secures its loan. In these circumstances--

          o    the borrower has a greater incentive to perform under the terms of the related mortgage loan in order to protect that equity, and

          o    the lender has greater protection against loss on liquidation following a borrower default.

                                      -58-

          Loan-to-value ratios are not necessarily an accurate measure of the likelihood of liquidation loss in a pool of multifamily and commercial mortgage loans. For example, the value of a multifamily or commercial property as of the date of initial issuance of a series of offered certificates may be less than the estimated value determined at loan origination. The value of any real property, in particular a multifamily or commercial property, will likely fluctuate from time to time. Moreover, even a current appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

          o    the market comparison method, which takes into account the recent resale value of comparable properties at the date of the
               appraisal;

          o    the cost replacement method, which takes into account the cost of replacing the property at the date of the appraisal;

          o    the income capitalization method, which takes into account the property's projected net cash flow; or

          o    a selection from the values derived from the foregoing methods.

          Each of these appraisal methods presents analytical difficulties. For example--

          o    it is often difficult to find truly comparable properties that have recently been sold;

          o    the replacement cost of a property may have little to do with its current market value; and

          o    income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate
               capitalization rate and discount rate.

          If more than one appraisal method is used and significantly different results are produced, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

          The value of a multifamily or commercial property will be affected by property performance. As a result, if a multifamily or commercial mortgage loan defaults because the income generated by the related property is insufficient to pay operating costs and expenses as well as debt service, then the value of the property will decline and a liquidation loss may occur.

          We believe that the foregoing considerations are important factors that generally distinguish mortgage loans secured by liens on income-producing real estate from single-family mortgage loans. However, the originators of the mortgage loans underlying your offered certificates may not have considered all of those factors for all or any of those loans.

          See "RISK FACTORS--Repayment of a Commercial or Multifamily Mortgage
Loan Depends on the Performance and Value of the Underlying Real Property, Which
May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There is No Assurance".

          Payment Provisions of the Mortgage Loans. Each of the mortgage loans included in one of our trusts will have the following features:

          o    an original term to maturity of not more than approximately 40 years; and

                                      -59-

          o    scheduled payments of principal, interest or both, to be made on specified dates, that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval.

          A mortgage loan included in one of our trusts may also include terms that:

          o    provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

          o    provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's election from an
               adjustable to a fixed interest rate or from a fixed to an
               adjustable interest rate;

          o    provide for no accrual of interest;

          o    provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the coupon rate or to reflect the occurrence of specified events;

          o    be fully amortizing or, alternatively, may be partially
               amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

          o    permit the negative amortization or deferral of accrued interest;

          o    permit defeasance and the release of the real property collateral in connection with that defeasance; and/or

          o    prohibit some or all voluntary prepayments or require payment of a premium, fee or charge in connection with those prepayments.

          Mortgage Loan Information in Prospectus Supplements. We will describe in the related prospectus supplement the characteristics of the mortgage loans that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage loans in one of our trusts:

          o    the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

          o    the type or types of property that provide security for repayment of the mortgage loans;

          o    the earliest and latest origination date and maturity date of the mortgage loans;

          o    the original and remaining terms to maturity of the mortgage loans, or the range of each of those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

          o    loan-to-value ratios of the mortgage loans either at origination or as of a more recent date, or the range of those loan-to-value ratios, and the weighted average of those loan-to-value ratios;

          o    the mortgage interest rates of the mortgage loans, or the range of those mortgage interest rates, and the weighted average mortgage interest rate of the mortgage loans;

                                      -60-

          o    if any mortgage loans have adjustable mortgage interest rates, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage interest rate adjustments at the time of any adjustment and over the life of the loan;

          o    information on the payment characteristics of the mortgage loans, including applicable prepayment restrictions;

          o    debt service coverage ratios of the mortgage loans either at origination or as of a more recent date, or the range of those debt service coverage ratios, and the weighted average of those debt service coverage ratios; and

          o    the geographic distribution of the properties securing the mortgage loans on a state-by-state basis.

          If we are unable to provide the specific information described above at the time a series of offered certificates is initially offered, we will provide--

          o    more general information in the related prospectus supplement,
               and

          o    specific information in a report which will be filed with the SEC as part of a Current Report on Form 8-K within 15 days following the issuance of those certificates.

          If any mortgage loan, or group of related mortgage loans, included in one of our trusts represents a material concentration of credit risk, we will include in the related prospectus supplement financial statements or other financial information on the related real property or properties.

MORTGAGE-BACKED SECURITIES

          The mortgage-backed securities underlying a series of offered certificates may include:

          o    mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that are not insured or guaranteed by any governmental agency or instrumentality, or

          o    certificates issued and/or insured or guaranteed by Freddie Mac,
               Fannie Mae, Ginnie Mae, Farmer Mac, or another federal or state governmental agency or instrumentality.

          In addition, each of those mortgage-backed securities will directly or indirectly evidence an interest in, or be secured by a pledge of, multifamily and/or commercial mortgage loans.

          Each mortgage-backed security included in one of our trusts--

          o    will have been registered under the Securities Act of 1933, as amended, or

          o    will be exempt from the registration requirements of that Act, or will have been held for at least the holding period specified in
               Rule 144(k) under that Act, or

          o    may otherwise be resold by us publicly without registration under that Act.

                                      -61-

          We will describe in the related prospectus supplement the
characteristics of the mortgage-backed securities that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage-backed securities included in one of our trusts:

          o    the initial and outstanding principal amount(s) and type of the securities;

          o    the original and remaining term(s) to stated maturity of the securities;

          o    the pass-through or bond rate(s) of the securities or the formula for determining those rate(s);

          o    the payment characteristics of the securities;

          o    the identity of the issuer(s), servicer(s) and trustee(s) for the securities;

          o    a description of the related credit support, if any;

          o    the type of mortgage loans underlying the securities;

          o    the circumstances under which the related underlying mortgage loans, or the securities themselves, may be purchased prior to maturity;

          o    the terms and conditions for substituting mortgage loans backing the securities; and

          o    the characteristics of any agreements or instruments providing interest rate protection to the securities.

          With respect to any mortgage-backed security included in one of our trusts, we will provide in our reports filed under the Securities Exchange Act of 1934, as amended, the same information regarding the security as is provided by the issuer of the security in its own reports filed under that Act, if the security was publicly offered, or in the reports the issuer of the security provides to the related trustee, if the security was privately issued.

SUBSTITUTION, ACQUISITION AND REMOVAL OF MORTGAGE ASSETS

          If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of offered certificates in exchange for:

          o    cash that would be applied to pay down the principal balances of the certificates of that series; and/or

          o    other mortgage loans or mortgage-backed securities that--

               1.   conform to the description of mortgage assets in this
                    prospectus, and

               2.   satisfy the criteria set forth in the related prospectus
                    supplement.

          If so specified in the related prospectus supplement, the trustee may be authorized or required to apply collections on the related mortgage assets to acquire new mortgage loans or mortgage-backed securities that--

               1.   conform to the description of mortgage assets in this
                    prospectus, and

                                      -62-

               2.   satisfy the criteria set forth in the related prospectus
                    supplement.

          No replacement of mortgage assets or acquisition of new mortgage assets will be permitted if it would result in a qualification, downgrade or withdrawal of the then-current rating assigned by any rating agency to any class of affected offered certificates.

          Further, if so specified in the related prospectus supplement, a certificateholder of a series of certificates that includes offered certificates may exchange the certificates it holds for one or more of the mortgage loans or mortgage-backed securities constituting part of the mortgage pool underlying those certificates. We will describe in the related prospectus supplement the circumstances under which the exchange may occur.

UNDELIVERED MORTGAGE ASSETS

          In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related mortgage assets initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall.
For 90 days following the date of initial issuance of that series of certificates, we will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver mortgage assets sufficient to make up the entire shortfall within that 90-day period, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

ACCOUNTS

          The trust assets underlying a series of offered certificates will include one or more accounts established and maintained on behalf of the holders. All payments and collections received or advanced on the mortgage assets and other trust assets will be deposited and held in those accounts. We will identify and describe those accounts, and will further describe the deposits to and withdrawals from those accounts, in the related prospectus supplement.

CREDIT SUPPORT

          The holders of any class of offered certificates may be the beneficiaries of credit support designed to protect them partially or fully against all or particular defaults and losses on the related mortgage assets.
The types of credit support that may benefit the holders of a class of offered certificates include:

          o    the subordination or one or more other classes of certificates of the same series;

          o    a letter of credit;

          o    a surety bond;

          o    an insurance policy;

          o    a guarantee;

          o    a credit derivative; and/or

                                      -63-

          o    a reserve fund.

          In the related prospectus supplement, we will describe the amount and types of any credit support benefiting the holders of a class of offered certificates.

ARRANGEMENTS PROVIDING REINVESTMENT, INTEREST RATE AND CURRENCY RELATED
PROTECTION

          The trust assets for a series of offered certificates may include guaranteed investment contracts in accordance with which moneys held in the funds and accounts established for that series will be invested at a specified rate. Those trust assets may also include:

          o    interest rate exchange agreements;

          o    interest rate cap agreements;

          o    interest rate floor agreements;

          o    currency exchange agreements; or

          o    other agreements or arrangements designed to reduce the effects of interest rate or currency exchange rate fluctuations with respect to the related mortgage assets and one or more classes of offered certificates.

          In the related prospectus supplement, we will describe any agreements or other arrangements designed to protect the holders of a class of offered certificates against shortfalls resulting from movements or fluctuations in interest rates or currency exchange rates. If applicable, we will also identify any obligor under the agreement or other arrangement.

                        YIELD AND MATURITY CONSIDERATIONS

GENERAL

          The yield on your offered certificates will depend on--

          o    the price you paid for your offered certificates,

          o    the pass-through rate on your offered certificates, and

          o    the amount and timing of payments on your offered certificates.

          The following discussion contemplates a trust established by us that consists only of mortgage loans. If one of our trusts also includes a mortgage-backed security, the payment terms of that security will soften or enhance the effects that the characteristics and behavior of mortgage loans backing that security can have on the yield to maturity and/or weighted average life of a class of offered certificates. If one of our trusts includes a mortgage-backed security, we will discuss in the related prospectus supplement the effect, if any, that the security may have on the yield to maturity and weighted average lives of the related offered certificates.

PASS-THROUGH RATE

          A class of interest-bearing offered certificates may have a fixed, variable or adjustable pass-through rate. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing

                                      -64-

offered certificates or, if the pass-through rate is variable or adjustable, the method of determining the pass-through rate.

PAYMENT DELAYS

          There will be a delay between the date on which payments on the underlying mortgage loans are due and the date on which those payments are passed through to you and other investors. That delay will reduce the yield that would otherwise be produced if those payments were passed through on your offered certificates on the same date that they were due.

YIELD AND PREPAYMENT CONSIDERATIONS

          The yield to maturity on your offered certificates will be affected by the rate of principal payments on the underlying mortgage loans and the allocation of those principal payments to reduce the principal balance or notional amount of your offered certificates. The rate of principal payments on those mortgage loans will be affected by the following:

          o    the amortization schedules of the mortgage loans, which may change from time to time to reflect, among other things, changes in mortgage interest rates or partial prepayments of principal;

          o    the dates on which any balloon payments are due; and

          o    the rate of principal prepayments on the mortgage loans,
               including voluntary prepayments by borrowers and involuntary prepayments resulting from liquidations, casualties or purchases of mortgage loans.

          Because the rate of principal prepayments on the mortgage loans underlying your offered certificates will depend on future events and a variety of factors, we cannot give you any assurance as to that rate.

          The extent to which the yield to maturity of your offered certificates may vary from your anticipated yield will depend upon--

          o    whether you purchased your offered certificates at a discount or premium and, if so, the extent of that discount or premium, and

          o    when, and to what degree, payments of principal on the underlying mortgage loans are applied or otherwise result in the reduction of the principal balance or notional amount of your offered certificates.

          If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

          If your offered certificates entitle you to payments of interest, with disproportionate, nominal or no payments of principal, you should consider that your yield will be extremely sensitive to prepayments on the underlying mortgage loans and, under some prepayment scenarios, may be negative.

                                      -65-

          If a class of offered certificates accrues interest on a notional amount, that notional amount will, in general, either--

          o    be based on the principal balances of some or all of the mortgage assets in the related trust, or

          o    equal the total principal balance of one or more of the other classes of certificates of the same series.

          Accordingly, the yield on that class of certificates will be inversely related to, as applicable, the rate at which--

          o    payments and other collections of principal are received on the mortgage assets referred to in the first bullet point of the prior sentence, or

          o    payments are made in reduction of the total principal balance of the class or classes of certificates referred to in the second bullet point of the prior sentence.

          The extent of prepayments of principal of the mortgage loans underlying your offered certificates may be affected by a number of factors, including:

          o    the availability of mortgage credit;

          o    the relative economic vitality of the area in which the related real properties are located;

          o    the quality of management of the related real properties;

          o    the servicing of the mortgage loans;

          o    possible changes in tax laws; and

          o    other opportunities for investment.

          In general, those factors that increase--

          o    the attractiveness of selling or refinancing a commercial or multifamily property, or

          o    the likelihood of default under a commercial or multifamily mortgage loan,

would be expected to cause the rate of prepayment to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment to slow.

          The rate of principal payments on the mortgage loans underlying your offered certificates may also be affected by the existence and enforceability of prepayment restrictions, such as--

          o    prepayment lock-out periods, and

          o    requirements that voluntary principal prepayments be accompanied by prepayment premiums, fees or charges.

                                      -66-

If enforceable, those provisions could constitute either an absolute prohibition, in the case of a prepayment lock-out period, or a disincentive, in the case of a prepayment premium, fee or charge, to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

          The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. As prevailing market interest rates decline, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for the following purposes:

          o    to convert to a fixed rate loan and thereby lock in that rate, or

          o    to take advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

          Subject to prevailing market interest rates and economic conditions generally, a borrower may sell a real property in order to--

          o    realize its equity in the property,

          o    meet cash flow needs or

          o    make other investments.

          Additionally, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their properties prior to the exhaustion of tax depreciation benefits.

          We make no representation as to--

          o    the particular factors that will affect the prepayment of the mortgage loans underlying any series of offered certificates,

          o    the relative importance of those factors,

          o    the percentage of the principal balance of those mortgage loans that will be paid as of any date, or

          o    the overall rate of prepayment on those mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

          The rate at which principal payments are received on the mortgage loans underlying any series of offered certificates will affect the ultimate maturity and the weighted average life of one or more classes of those certificates. In general, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

          The weighted average life and maturity of a class of offered certificates will be influenced by the rate at which principal on the underlying mortgage loans is paid to that class, whether in the form of--

          o    scheduled amortization, or

                                      -67-

          o    prepayments, including--

               1.   voluntary prepayments by borrowers, and

               2.   involuntary prepayments resulting from liquidations,
                    casualties or condemnations and purchases of mortgage loans out of the related trust.

          Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model. CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2%
per annum in each month thereafter until the 30th month. Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

          Neither CPR nor SPA nor any other prepayment model or assumption is a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans.
Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. It is unlikely that the prepayment experience of the mortgage loans underlying your offered certificates will conform to any particular level of CPR or SPA.

          In the prospectus supplement for a series of offered certificates, we will include tables, if applicable, setting forth--

          o    the projected weighted average life of each class of those offered certificates with principal balances, and

          o    the percentage of the initial total principal balance of each class of those offered certificates that would be outstanding on specified dates, based on the assumptions stated in that
               prospectus supplement, including assumptions regarding
               prepayments on the underlying mortgage loans. Those tables and assumptions illustrate the sensitivity of the weighted average lives of those offered certificates to various assumed prepayment rates and are not intended to predict, or to provide information that will enable you to predict, the actual weighted average lives of your offered certificates.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

          Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans underlying a series of offered certificates may require that balloon payments be made at maturity. The ability of a borrower to make a balloon payment typically will depend upon its ability either--

          o    to refinance the loan, or

          o    to sell the related real property.

If a borrower is unable to refinance or sell the related real property, there is a possibility that the borrower may default on the mortgage loan or that the maturity of the mortgage loan may be extended in connection with a workout. If a borrower defaults, recovery of proceeds may be delayed by--

                                      -68-

          o    the bankruptcy of the borrower, or

          o    adverse economic conditions in the market where the related real property is located.

          In order to minimize losses on defaulted mortgage loans, the related master servicer or special servicer may be authorized within prescribed limits to modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay payments of principal on your offered certificates and extend the weighted average life of your offered certificates.

          Negative Amortization. The weighted average life of a class of offered certificates can be affected by mortgage loans that permit negative amortization to occur. Those are the mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues on the mortgage loan, with the unpaid portion of that interest being added to the related principal balance. Negative amortization most commonly occurs with respect to an adjustable rate mortgage loan that:

          o    limits the amount by which its scheduled payment may adjust in response to a change in its mortgage interest rate;

          o    provides that its scheduled payment will adjust less frequently than its mortgage interest rate; or

          o    provides for constant scheduled payments regardless of
               adjustments to its mortgage interest rate.

          Negative amortization on one or more mortgage loans in any of our trusts may result in negative amortization on a related class of offered certificates. We will describe in the related prospectus supplement, if applicable, the manner in which negative amortization with respect to the underlying mortgage loans is allocated among the respective classes of a series of offered certificates.

          The portion of any mortgage loan negative amortization allocated to a class of offered certificates may result in a deferral of some or all of the interest payable on those certificates. Deferred interest may be added to the total principal balance of a class of offered certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize, if at all, at a slower rate than if interest rates were declining or were remaining constant.
This slower rate of mortgage loan amortization would be reflected in a slower rate of amortization for one or more classes of certificates of the related series. Accordingly, there may be an increase in the weighted average lives of those classes of certificates to which any mortgage loan negative amortization would be allocated or that would bear the effects of a slower rate of amortization of the underlying mortgage loans.

          The extent to which the yield on your offered certificates may be affected by any negative amortization on the underlying mortgage loans will depend, in part, upon whether you purchase your offered certificates at a premium or a discount.

          During a period of declining interest rates, the scheduled payment on an adjustable rate mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage interest rate. The result is the accelerated amortization of the mortgage loan. The acceleration in amortization of a mortgage loan will shorten the weighted average lives of those classes of certificates that entitle their holders to a portion of the principal payments on the mortgage loan.

                                      -69-

          Foreclosures and Payment Plans. The weighted average life of and yield on your offered certificates will be affected by--

          o    the number of foreclosures with respect to the underlying
               mortgage loans; and

          o    the principal amount of the foreclosed mortgage loans in relation to the principal amount of those mortgage loans that are repaid in accordance with their terms.

          Servicing decisions made with respect to the underlying mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also affect the payment patterns of particular mortgage loans and, as a result, the weighted average life of and yield on your offered certificates.

          Losses and Shortfalls on the Mortgage Assets. The yield on your offered certificates will directly depend on the extent to which you are required to bear the effects of any losses or shortfalls in collections on the underlying mortgage loans and the timing of those losses and shortfalls. In general, the earlier that you bear any loss or shortfall, the greater will be the negative effect on the yield of your offered certificates.

          The amount of any losses or shortfalls in collections on the mortgage assets in any of our trusts will, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, that we specify in the related prospectus supplement. As described in the related prospectus supplement, those allocations may be effected by the following:

          o    a reduction in the entitlements to interest and/or the total principal balances of one or more classes of certificates; and/or

          o    the establishment of a priority of payments among classes of certificates.

          If you purchase subordinated certificates, the yield to maturity on those certificates may be extremely sensitive to losses and shortfalls in collections on the underlying mortgage loans.

          Additional Certificate Amortization. If your offered certificates have a principal balance, then they entitle you to a specified portion of the principal payments received on the underlying mortgage loans. They may also entitle you to payments of principal from the following sources:

          o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

          o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

          o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

          o    any other amounts described in the related prospectus supplement.

          The amortization of your offered certificates out of the sources described in the prior paragraph would shorten their weighted average life and, if your offered certificates were purchased at a premium, reduce their yield to maturity.

                                      -70-

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

          We were incorporated in Delaware on June 13, 1986. We were organized, among other things, for the purposes of:

          o    issuing and selling one or more series of bonds secured primarily by mortgage collateral and manufactured housing conditional sales contracts and loan agreements, investing in certain mortgage collateral and manufactured housing conditional sales contracts and loan agreements to be purchased with the proceeds of bonds secured thereby and taking certain other actions with respect thereto;

          o    selling interests in mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan
               agreements, evidencing those interests with pass-through
               certificates, using the proceeds of the sale of the pass-through certificates to acquire the mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements, retaining an interest, including a subordinated interest, in the mortgage loans, mortgage collateral or
               manufactured housing conditional sales contracts and loan
               agreements acquired and sold and taking certain other actions with respect thereto; and

          o    acting as settlor or depositor of trusts formed to issue series of bonds secured by mortgage obligations, pass-through
               certificates in mortgage loans or other mortgage collateral and manufactured housing conditional sales contracts and loan
               agreements and investing in or selling beneficial interests in the same.

Our principal executive offices are located at 4 World Financial Center, 10th
Floor, 250 Vesey Street, New York, New York 10080. Our telephone number is
212-449-1000. There can be no assurance that at any particular time we will have any significant assets.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

          Each series of offered certificates, together with any non-offered certificates of the same series, will represent the entire beneficial ownership interest in a trust established by us. Each series of offered certificates will consist of one or more classes. Any non-offered certificates of that series will likewise consist of one or more classes.

          A series of certificates consists of all those certificates that--

          o    have the same series designation;

          o    were issued under the same Governing Document; and

          o    represent beneficial ownership interests in the same trust.

          A class of certificates consists of all those certificates of a particular series that--

          o    have the same class designation; and

          o    have the same payment terms.

                                      -71-

          The respective classes of offered and non-offered certificates of any series may have a variety of payment terms. An offered certificate may entitle the holder to receive:

          o    a stated principal amount, which will be represented by its principal balance;

          o    interest on a principal balance or notional amount, at a fixed, variable or adjustable pass-through rate;

          o    specified, fixed or variable portions of the interest, principal or other amounts received on the related mortgage assets;

          o    payments of principal, with disproportionate, nominal or no payments of interest;

          o    payments of interest, with disproportionate, nominal or no payments of principal;

          o    payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal
               outstanding on one or more other classes of certificates of the same series;

          o    payments of principal to be made, from time to time or for designated periods, at a rate that is--

               1.   faster and, in some cases, substantially faster, or

               2.   slower and, in some cases, substantially slower, than the
                    rate at which payments or other collections of principal are received on the related mortgage assets;

          o    payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other
               methodology; or

          o    payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related mortgage assets.

          Any class of offered certificates may be senior or subordinate to one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses or other shortfalls.

          A class of offered certificates may have two or more component parts, each having characteristics that are described in this prospectus as being attributable to separate and distinct classes. For example, a class of offered certificates may have a total principal balance on which it accrues interest at a fixed, variable or adjustable rate. That class of offered certificates may also accrue interest on a total notional amount at a different fixed, variable or adjustable rate. In addition, a class of offered certificates may accrue interest on one portion of its total principal balance or notional amount at one fixed, variable or adjustable rate and on another portion of its total principal balance or notional amount at a different fixed, variable or adjustable rate.

          Each class of offered certificates will be issued in minimum denominations corresponding to specified principal balances, notional amounts or percentage interests, as described in the related prospectus supplement. A class of offered certificates may be issued in fully registered, definitive form and evidenced by physical certificates or may be issued in book-entry form through the facilities of The Depository Trust Company. Offered certificates held in fully registered, definitive form may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, except for any tax or other governmental charge payable

                                      -72-

in connection with the transfer or exchange. Interests in offered certificates held in book-entry form will be transferred on the book-entry records of DTC and its participating organizations. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through Clearstream
Banking, societe anonyme or the Euroclear System, for so long as they are participants in DTC.

PAYMENTS ON THE CERTIFICATES

          General. Payments on a series of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually, annually or at any other specified interval. In the prospectus supplement for each series of offered certificates, we will identify:

          o    the periodic payment date for that series, and

          o    the record date as of which certificateholders entitled to payments on any particular payment date will be established.

          All payments with respect to a class of offered certificates on any payment date will be allocated pro rata among the outstanding certificates of that class in proportion to the respective principal balances, notional amounts or percentage interests, as the case may be, of those certificates. Payments on an offered certificate will be made to the holder entitled thereto either--

          o    by wire transfer of immediately available funds to the account of that holder at a bank or similar entity, provided that the holder has furnished the party making the payments with wiring
               instructions no later than the applicable record date and has satisfied any other conditions specified in the related
               prospectus supplement, or

          o    by check mailed to the address of that holder as it appears in the certificate register, in all other cases.

          In general, the final payment on any offered certificate will be made only upon presentation and surrender of that certificate at the location specified to the holder in notice of final payment.

          Payments of Interest. In the case of each class of interest-bearing offered certificates, interest will accrue from time to time, at the applicable pass-through rate and in accordance with the applicable interest accrual method, on the total outstanding principal balance or notional amount of that class.

          The pass-through rate for a class of interest-bearing offered certificates may be fixed, variable or adjustable. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, in the case of a variable or adjustable pass-through rate, the method for determining that pass-through rate.

          Interest may accrue with respect to any offered certificate on the basis of:

          o    a 360-day year consisting of 12 30-day months,

          o    the actual number of days elapsed during each relevant period in a year assumed to consist of 360 days,

          o    the actual number of days elapsed during each relevant period in a normal calendar year, or

          o    any other method identified in the related prospectus supplement.

                                      -73-

          We will identify the interest accrual method for each class of offered certificates in the related prospectus supplement.

          Subject to available funds and any adjustments to interest entitlements described in the related prospectus supplement, accrued interest with respect to each class of interest-bearing offered certificates will normally be payable on each payment date. However, in the case of some classes of interest-bearing offered certificates, payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. Prior to that time, the amount of accrued interest otherwise payable on that class will be added to its total principal balance on each date or otherwise deferred as described in the related prospectus supplement.

          If a class of offered certificates accrues interest on a total notional amount, that total notional amount, in general, will be either:

          o    based on the principal balances of some or all of the related mortgage assets; or

          o    equal to the total principal balances of one or more other classes of certificates of the same series.

          Reference to the notional amount of any certificate is solely for convenience in making calculations of interest and does not represent the right to receive any payments of principal.

          We will describe in the related prospectus supplement the extent to which the amount of accrued interest that is payable on, or that may be added to the total principal balance of, a class of interest-bearing offered certificates may be reduced as a result of any contingencies, including shortfalls in interest collections due to prepayments, delinquencies, losses and deferred interest on the related mortgage assets.

          Payments of Principal. An offered certificate may or may not have a principal balance. If it does, that principal balance outstanding from time to time will represent the maximum amount that the holder of that certificate will be entitled to receive as principal out of the future cash flow on the related mortgage assets and the other related trust assets.

          The total outstanding principal balance of any class of offered certificates will be reduced by--

          o    payments of principal actually made to the holders of that class,
               and

          o    if and to the extent that we so specify in the related prospectus supplement, losses of principal on the related mortgage assets that are allocated to or are required to be borne by that class.

          A class of interest-bearing offered certificates may provide that payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. If so, the total outstanding principal balance of that class may be increased by the amount of any interest accrued, but not currently payable, on that class.

          We will describe in the related prospectus supplement any other adjustments to the total outstanding principal balance of a class of offered certificates.

          Unless we so state in the related prospectus supplement, the initial total principal balance of all classes of a series will not be greater than the total outstanding principal balance of the related mortgage assets transferred by us to the related trust. We will specify the expected initial total principal balance of each class of offered certificates in the related prospectus supplement.

                                      -74-

          The payments of principal to be made on a series of offered certificates from time to time will, in general, be a function of the payments, other collections and advances received or made with respect to the related prospectus supplement. Payments of principal on a series of offered certificates may also be made from the following sources:

          o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

          o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

          o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

          o    any other amounts described in the related prospectus supplement.

          We will describe in the related prospectus supplement the principal entitlement of each class of offered certificates on each payment date.

ALLOCATION OF LOSSES AND SHORTFALLS

          If and to the extent that any losses or shortfalls in collections on the mortgage assets in any of our trusts are not covered or offset by delinquency advances or draws on any reserve fund or under any instrument of credit support, they will be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, the allocations may be effected as follows:

          o    by reducing the entitlements to interest and/or the total
               principal balances of one or more of those classes; and/or

          o    by establishing a priority of payments among those classes.

          See "DESCRIPTION OF CREDIT SUPPORT".

ADVANCES

          If any trust established by us includes mortgage loans, then as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

          o    delinquent payments of principal and/or interest, other than balloon payments,

          o    property protection expenses,

          o    other servicing expenses, or

          o    any other items specified in the related prospectus supplement.

          If there are any limitations with respect to a party's advancing obligations, we will discuss those limitations in the related prospectus supplement.

                                      -75-

          Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders. Advances are not a guarantee against losses. The advancing party will be entitled to recover all of its advances out of--

          o    subsequent recoveries on the related mortgage loans, including amounts drawn under any fund or instrument constituting credit support, and

          o    any other specific sources identified in the related prospectus supplement.

          If and to the extent that we so specify in the related prospectus supplement, any entity making advances will be entitled to receive interest on some or all of those advances for a specified period during which they are outstanding at the rate specified in that prospectus supplement. That entity may be entitled to payment of interest on its outstanding advances--

          o    periodically from general collections on the mortgage assets in the related trust, prior to any payment to the related series of certificateholders, or

          o    at any other times and from any sources as we may describe in the related prospectus supplement.

          If any trust established by us includes mortgage-backed securities, we will discuss in the related prospectus supplement any comparable advancing obligations with respect to those securities or the mortgage loans that back them.

REPORTS TO CERTIFICATEHOLDERS

          On or about each payment date, the related master servicer, manager or trustee will forward to each offered certificateholder a statement substantially in the form, or specifying the information, set forth in the related prospectus supplement. In general, that statement will include information regarding--

          o    the payments made on that payment date with respect to the applicable class of offered certificates, and

          o    the recent performance of the mortgage assets.

          Within a reasonable period of time after the end of each calendar year, the related master servicer, manager or trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate a statement containing information regarding the principal, interest and other amounts paid on the applicable class of offered certificates, aggregated for--

          o    that calendar year, or

          o    the applicable portion of that calendar year during which the person was a certificateholder.

The obligation to provide that annual statement will be deemed to have been satisfied by the related master servicer, manager or trustee, as the case may be, to the extent that substantially comparable information is provided in accordance with any requirements of the Internal Revenue Code.

          If one of our trusts includes mortgage-backed securities, the ability of the related master servicer, manager or trustee, as the case may be, to include in any payment date statement information regarding the mortgage loans that back those securities will depend on comparable reports being received with respect to them.

                                      -76-

VOTING RIGHTS

          Voting rights will be allocated among the respective classes of offered and non-offered certificates of each series in the manner described in the related prospectus supplement. Certificateholders will generally not have a right to vote, except--

          o    with respect to those amendments to the governing documents described under "DESCRIPTION OF THE GOVERNING
               DOCUMENTS--Amendment", or

          o    as otherwise specified in this prospectus or in the related prospectus supplement.

          As and to the extent described in the related prospectus supplement, the certificateholders entitled to a specified amount of the voting rights for a particular series will have the right to act as a group to remove or replace the related trustee, master servicer, special servicer or manager. In general, that removal or replacement must be for cause. We will identify exceptions in the related prospectus supplement.

TERMINATION

          The trust for each series of offered certificates will terminate and cease to exist following:

          o    the final payment or other liquidation of the last mortgage asset in that trust; and

          o    the payment, or provision for payment, to the certificateholders of that series of all amounts required to be paid to them.

          Written notice of termination of a trust will be given to each affected certificateholder. The final payment will be made only upon presentation and surrender of the certificates of the related series at the location to be specified in the notice of termination.

          If we so specify in the related prospectus supplement, one or more designated parties will be entitled to purchase all of the mortgage assets underlying a series of offered certificates, thereby effecting early retirement of the certificates and early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that purchase may occur.

          If we so specify in the related prospectus supplement, one or more certificateholders will be entitled to exchange all of the certificates of a particular series for all of the mortgage assets underlying that series, thereby effecting early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that exchange may occur.

          In addition, if we so specify in the related prospectus supplement, on a specified date or upon the reduction of the total principal balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in the related prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust or of a sufficient portion of the mortgage assets to retire that class or those classes of certificates. The solicitation of bids must be conducted in a commercially reasonable manner, and assets will, in general, be sold at their fair market value. If the fair market value of the mortgage assets being sold is less than their unpaid balance, then the certificateholders of one or more classes of certificates may receive an amount less than the total principal balance of, and accrued and unpaid interest on, their certificates.

                                      -77-

BOOK-ENTRY REGISTRATION

          General. Any class of offered certificates may be issued in book-entry form through the facilities of DTC. If so, that class will be represented by one or more global certificates registered in the name of DTC or its nominee. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through the Euroclear System or Clearstream Banking Luxembourg
for so long as they are participants in DTC.

          DTC, Euroclear and Clearstream. DTC is:

          o    a limited-purpose trust company organized under the New York
               Banking Law,

          o    a "banking corporation" within the meaning of the New York
               Banking Law,

          o    a member of the Federal Reserve System,

          o    a "clearing corporation" within the meaning of the New York
               Uniform Commercial Code, and

          o    a "clearing agency" registered under the provisions of Section
               17A of the Securities Exchange Act of 1934, as amended.

          DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock
Exchange, Inc. and the National Association of Securities Dealers, Inc. Access
to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

          It is our understanding that Clearstream Banking Luxembourg holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 31 currencies, including United States dollars.
Clearstream provides to its member organizations, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic securities markets in over 39 countries through established depository and custodial relationships. As a professional depositary,
Clearstream is subject to regulation by the Luxembourg Monetary Institute.
Clearstream is registered as a bank in Luxembourg. It is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises
Luxembourg banks. Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream has approximately 2,500 customers located in over 94 countries, including all major
European countries, Canada and the United States. Indirect access to Clearstream is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream. Clearstream and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

                                      -78-

          It is our understanding that Euroclear holds securities for its member organizations and facilitates clearance and settlement of securities transactions between its member organizations through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Over 150,000 different securities are accepted for settlement through Euroclear, the majority of which are domestic securities from over 32 markets. Transactions may be settled in Euroclear in any of over 30 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below in this
"--Book-Entry Registration" section. Euroclear is operated by Euroclear Bank
S.A./N.V., as Euroclear Operator, under a license agreement with Euroclear
Clearance System Public Limited Company. The Euroclear Operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of
Belgium. All operations are conducted by the Euroclear Operator, and all
Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear Clearance System. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a member organization of Euroclear, either directly or indirectly. Euroclear and Clearstream have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

          Securities clearance accounts and cash accounts with the Euroclear
Operator are governed by the Euroclear Terms and Conditions. The Euroclear Terms
and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts.
The Euroclear Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

          The information in this prospectus concerning DTC, Euroclear and
Clearstream, and their book-entry systems, has been obtained from sources believed to be reliable, but we do not take any responsibility for the accuracy or completeness of that information.

          Holding and Transferring Book-Entry Certificates. Purchases of
book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial
Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates.
DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

          Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and
Clearstream, or between persons or entities participating indirectly in
Euroclear or Clearstream, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

          Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, on the other, will be effected through DTC in accordance with DTC's rules and the rules of
Euroclear or Clearstream, as applicable. These cross-market transactions will require, among other

                                      -79-

things, delivery of instructions by the applicable member organization to
Euroclear or Clearstream, as the case may be, in accordance with the rules and procedures and within deadlines, Brussels time, established in Euroclear or
Clearstream, as the case may be. If the transaction complies with all relevant requirements, Euroclear or Clearstream, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

          Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or Clearstream on the same day. Cash received in Euroclear or Clearstream as a result of sales of interests in a book-entry certificate by or through a member organization of
Euroclear or Clearstream, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream cash account until the business day following settlement in DTC. The related prospectus supplement will contain additional information regarding clearance and settlement procedures for the book-entry certificates and with respect to tax documentation procedures relating to the book-entry certificates.

          Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

          Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related payment date in accordance with their respective holdings shown on DTC's records, unless DTC has reason to believe that it will not receive payment on that date. Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

          o    governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name, and

          o    the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

          Under a book-entry system, beneficial owners may receive payments after the related payment date.

          The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the governing documents for any series of offered certificates need not recognize beneficial owners of book-entry certificates as
"certificateholders". The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a
"certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

          Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

                                      -80-

          Issuance of Definitive Certificates. Unless we specify otherwise in the related prospectus supplement, beneficial owners of affected offered certificates initially issued in book-entry form will not be able to obtain physical certificates that represent those offered certificates, unless:

          o    we advise the related trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

          o    we notify DTC of our intent to terminate the book-entry system through DTC with respect to those offered certificates and, in the event applicable law and/or DTC's procedures require that the
               DTC participants holding beneficial interests in those offered certificates submit a withdrawal request to DTC in order to so terminate the book-entry system, we additionally notify those DTC participants and they submit a withdrawal request with respect to such termination.

          Upon the occurrence of either of the two events described in the prior paragraph, the trustee or other designated party will be required to notify all
DTC participants, through DTC, of the availability of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the related trustee or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

                     DESCRIPTION OF THE GOVERNING DOCUMENTS

GENERAL

          The "Governing Document" for purposes of issuing the offered certificates of each series will be a pooling and servicing agreement or other similar agreement or collection of agreements. In general, the parties to the
Governing Document for a series of offered certificates will include us, a trustee, a master servicer and a special servicer. However, if the related trust assets include mortgage-backed securities, the Governing Document may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. We will identify in the related prospectus supplement the parties to the Governing Document for a series of offered certificates.

          If we so specify in the related prospectus supplement, a party from whom we acquire mortgage assets or one of its affiliates may perform the functions of master servicer, special servicer or manager for the trust to which we transfer those assets. If we so specify in the related prospectus supplement, the same person or entity may act as both master servicer and special servicer for one of our trusts.

          Any party to the Governing Document for a series of offered certificates, or any of its affiliates, may own certificates issued under the
Governing Document. However, except in limited circumstances, including with respect to required consents to amendments to the Governing Document for a series of offered certificates, certificates that are held by the related master servicer, special servicer or manager will not be allocated voting rights.

          A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.
However, the provisions of the Governing Document for each series of offered certificates will vary depending upon the nature of the certificates to be issued under that Governing Document and the nature of the related trust assets.
The following summaries describe select provisions that may appear in the
Governing Document for each series of offered certificates. The prospectus supplement for each series of offered certificates will provide material additional information regarding the Governing Document for that series. The summaries in this prospectus do not purport to be complete, and you should refer to the provisions of the

                                      -81-

Governing Document for your offered certificates and, further, to the description of those provisions in the related prospectus supplement. We will provide a copy of the Governing Document, exclusive of exhibits, that relates to your offered certificates, without charge, upon written request addressed to our principal executive offices specified under "MERRILL LYNCH MORTGAGE INVESTORS,
INC."

ASSIGNMENT OF MORTGAGE ASSETS

          At the time of initial issuance of any series of offered certificates, we will assign or cause to be assigned to the designated trustee the mortgage assets and any other assets to be included in the related trust. We will specify in the related prospectus supplement all material documents to be delivered, and all other material actions to be taken, by us or any prior holder of the related mortgage assets in connection with that assignment. We will also specify in the related prospectus supplement any remedies available to the related certificateholders, or the related trustee on their behalf, in the event that any of those material documents are not delivered or any of those other material actions are not taken as required. Concurrently with that assignment, the related trustee will deliver to us or our designee the certificates of that series in exchange for the mortgage assets and the other assets to be included in the related trust.

          Each mortgage asset included in one of our trusts will be identified in a schedule appearing as an exhibit to the related Governing Document. That schedule generally will include detailed information about each mortgage asset transferred to the related trust, including:

          o    in the case of a mortgage loan--

               1.   the address of the related real property,

               2.   the mortgage interest rate and, if applicable, the
                    applicable index, gross margin, adjustment date and any rate cap information,

               3.   the remaining term to maturity,

               4.   if the mortgage loan is a balloon loan, the remaining
                    amortization term, and

               5.   the outstanding principal balance; and

          o    in the case of a mortgage-backed security--

               1.   the outstanding principal balance, and

               2.   the pass-through rate or coupon rate.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE ASSETS

          Unless we state otherwise in the prospectus supplement for any series of offered certificates, we will, with respect to each mortgage asset in the related trust, make or assign, or cause to be made or assigned, a limited set of representations and warranties covering, by way of example:

          o    the accuracy of the information set forth for each mortgage asset on the schedule of mortgage assets appearing as an exhibit to the
               Governing Document for that series;

          o    the warranting party's title to each mortgage asset and the authority of the warranting party to sell that mortgage asset;
               and

                                      -82-

          o    in the case of a mortgage loan--

               1.   the enforceability of the related mortgage note and
                    mortgage,

               2.   the existence of title insurance insuring the lien priority of the related mortgage, and

               3.   the payment status of the mortgage loan.

          We will identify the warranting party, and give a more complete sampling of the representations and warranties made thereby, in the related prospectus supplement. We will also specify in the related prospectus supplement any remedies against the warranting party available to the related certificateholders, or the related trustee on their behalf, in the event of a breach of any of those representations and warranties. In most cases, the warranting party will be a prior holder of the particular mortgage assets.

COLLECTION AND OTHER SERVICING PROCEDURES WITH RESPECT TO MORTGAGE LOANS

          The Governing Document for each series of offered certificates will govern the servicing and administration of any mortgage loans included in the related trust.

          In general, the related master servicer and special servicer, directly or through sub-servicers, will be obligated to service and administer for the benefit of the related certificateholders the mortgage loans in any of our trusts. The master servicer and the special servicer will be required to service and administer those mortgage loans in accordance with applicable law and, further, in accordance with the terms of the related Governing Document, the mortgage loans themselves and any instrument of credit support included in that trust. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with that servicing and administration that it may deem necessary and desirable.

          As part of its servicing duties, each of the master servicer and the special servicer for one of our trusts will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the related mortgage loans that it services. In general, each of the master servicer and the special servicer for one of our trusts will be obligated to follow those collection procedures as are consistent with the servicing standard set forth in the related Governing Document. Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, to waive any default interest or late payment charge in connection with collecting a late payment on any defaulted mortgage loan that it is responsible for servicing.

          The master servicer and/or the special servicer for one or our trusts, directly or through sub-servicers, will also be required to perform various other customary functions of a servicer of comparable loans, including:

          o    maintaining escrow or impound accounts for the payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

          o    ensuring that the related properties are properly insured;

          o    attempting to collect delinquent payments;

          o    supervising foreclosures;

          o    negotiating modifications;

          o    responding to borrower requests for partial releases of the encumbered property, easements, consents to alteration or
               demolition and similar matters;

                                      -83-

          o    protecting the interests of certificateholders with respect to senior lienholders;

          o    conducting inspections of the related real properties on a periodic or other basis;

          o    collecting and evaluating financial statements for the related real properties;

          o    managing or overseeing the management of real properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

          o    maintaining servicing records relating to mortgage loans in the trust.

          We will specify in the related prospectus supplement when, and the extent to which, servicing of a mortgage loan is to be transferred from a master servicer to a special servicer. In general, a special servicer for any of our trusts will be responsible for the servicing and administration of:

          o    mortgage loans that are delinquent with respect to a specified number of scheduled payments;

          o    mortgage loans as to which there is a material non-monetary default;

          o    mortgage loans as to which the related borrower has--

               1.   entered into or consented to bankruptcy, appointment of a
                    receiver or conservator or similar insolvency proceeding, or

               2.   become the subject of a decree or order for such a
                    proceeding which has remained in force undischarged or
                    unstayed for a specified number of days; and

          o    real properties acquired as part of the trust with respect to defaulted mortgage loans.

          The related Governing Document may also may provide that if a default on a mortgage loan in the related trust has occurred or, in the judgment of the related master servicer, a payment default is reasonably foreseeable, the related master servicer may elect to transfer the servicing of that mortgage loan, in whole or in part, to the related special servicer. When the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan, such as when the related borrower is paying in accordance with the forbearance arrangement entered into between the special servicer and that borrower, the master servicer will generally resume the servicing duties with respect to the particular mortgage loan.

          A borrower's failure to make required mortgage loan payments may mean that operating income from the related real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related real property. In general, with respect to each series of offered certificates, the related special servicer will be required to monitor any mortgage loan in the related trust that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related real property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related real property and take any other actions as it deems necessary and appropriate. A significant period of time may elapse before a special servicer is able to assess the success of any corrective action or the need for additional initiatives. The time within which a special servicer can--

          o    make the initial determination of appropriate action,

                                      -84-

          o    evaluate the success of corrective action,

          o    develop additional initiatives,

          o    institute foreclosure proceedings and actually foreclose, or

          o    accept a deed to a real property in lieu of foreclosure, on behalf of the certificateholders of the related series,

may vary considerably depending on the particular mortgage loan, the related real property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the related real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy Laws".

          A special servicer for one of our trusts may also perform limited duties with respect to mortgage loans in that trust for which the related master servicer is primarily responsible, such as--

          o    performing property inspections and collecting, and

          o    evaluating financial statements.

          A master servicer for one of our trusts may perform limited duties with respect to any mortgage loan in that trust for which the related special servicer is primarily responsible, such as--

          o    continuing to receive payments on the mortgage loan,

          o    making calculations with respect to the mortgage loan, and

          o    making remittances and preparing reports to the related trustee and/or certificateholders with respect to the mortgage loan.

          The duties of the master servicer and special servicer for your series will be more fully described in the related prospectus supplement.

          Unless we state otherwise in the related prospectus supplement, the master servicer for your series will be responsible for filing and settling claims with respect to particular mortgage loans for your series under any applicable instrument of credit support. See "DESCRIPTION OF CREDIT SUPPORT" in this prospectus.

SUB-SERVICERS

          A master servicer or special servicer may delegate its servicing obligations to one or more third-party servicers or sub-servicers. However, unless we specify otherwise in the related prospectus supplement, the master servicer or special servicer will remain obligated under the related Governing
Document. Each sub-servicing agreement between a master servicer or special servicer, as applicable, and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Governing Document. Any master servicer and special servicer for one of our trusts will each be required to monitor the performance of sub-servicers retained by it.

          Unless we specify otherwise in the related prospectus supplement, any master servicer or special servicer for one of our trusts will be solely liable for all fees owed by it to any sub-servicer, regardless of whether the

                                      -85-

master servicer's or special servicer's compensation under the related Governing
Document is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement from the master servicer or special servicer, as the case may be, that retained it, for expenditures which it makes, generally to the same extent the master servicer or special servicer would be reimbursed under the related
Governing Document.

COLLECTION OF PAYMENTS ON MORTGAGE-BACKED SECURITIES

          Unless we specify otherwise in the related prospectus supplement, if a mortgage-backed security is included among the trust assets underlying any series of offered certificates, then--

          o    that mortgage-backed security will be registered in the name of the related trustee or its designee;

          o    the related trustee will receive payments on that mortgage-backed security; and

          o    subject to any conditions described in the related prospectus supplement, the related trustee or a designated manager will, on behalf and at the expense of the trust, exercise all rights and remedies with respect to that mortgaged-backed security,
               including the prosecution of any legal action necessary in connection with any payment default.

MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE MANAGER AND US

          Unless we specify otherwise in the related prospectus supplement, no master servicer, special servicer or manager for any of our trusts may resign from its obligations in that capacity, except upon--

          o    the appointment of, and the acceptance of that appointment by, a successor to the resigning party and receipt by the related trustee of written confirmation from each applicable rating agency that the resignation and appointment will not result in a withdrawal or downgrade of any rating assigned by that rating agency to any class of certificates of the related series, or

          o    a determination that those obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by the resigning party.

          In general, no resignation will become effective until the related trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or manager, as the case may be.

          With respect to each series of offered certificates, we and the related master servicer, special servicer and/or manager, if any, will, in each case, be obligated to perform only those duties specifically required under the related Governing Document.

          In no event will we, any master servicer, special servicer or manager for one of our trusts, or any of our or their respective affiliates, shareholders, partners, members, managers, directors, officers, employees or agents, be under any liability to that trust or the related certificateholders for any action taken, or not taken, in good faith under the related Governing
Document or for errors in judgment. Neither we nor any of those other persons or entities will be protected, however, against any liability that would otherwise be imposed by reason of--

          o    willful misfeasance, bad faith or gross negligence in the
               performance of obligations or duties under the Governing Document for any series of offered certificates, or

          o    reckless disregard of those obligations and duties.

                                      -86-

          Furthermore, the Governing Document for each series of offered certificates will entitle us, the master servicer, special servicer and/or manager for the related trust, and our and their respective affiliates, shareholders, partners, members, managers, directors, officers, employees and agents, to indemnification out of the related trust assets for any loss, liability or expense incurred in connection with any legal action or claim that relates to that Governing Document or series of offered certificates or to the related trust. The indemnification will not extend, however, to any loss, liability or expense:

          o    specifically required to be borne by the relevant party, without right of reimbursement, under the terms of that Governing
               Document;

          o    incurred in connection with any legal action or claim against the relevant party resulting from any breach of a representation or warranty made in that Governing Document; or

          o    incurred in connection with any legal action or claim against the relevant party resulting from any willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under that Governing Document or reckless disregard of those obligations and duties.

          Neither we nor any master servicer, special servicer or manager for the related trust will be under any obligation to appear in, prosecute or defend any legal action unless:

          o    the action is related to the respective responsibilities of that party under the Governing Document for the affected series of offered certificates; and

          o    either--

               1.   that party is specifically required to bear the expense of the action, or

               2.   the action will not, in its opinion, involve that party in any ultimate expense or liability for which it would not be reimbursed under the Governing Document for the affected
                    series of offered certificates.

However, we and each of those other parties may undertake any legal action that may be necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties to the Governing Document for any series of offered certificates and the interests of the certificateholders of that series under that Governing Document. In that event, the legal expenses and costs of the action, and any liability resulting from the action, will be expenses, costs and liabilities of the related trust and payable out of related trust assets.

          With limited exception, any person or entity--

          o    into which we or any related master servicer, special servicer or manager may be merged or consolidated, or

          o    resulting from any merger or consolidation to which we or any related master servicer, special servicer or manager is a party,
               or

          o    succeeding to our business or the business of any related master servicer, special servicer or manager,

will be the successor of us or that master servicer, special servicer or manager, as the case may be, under the Governing Document for a series of offered certificates.

                                      -87-

          The compensation arrangements with respect to any master servicer, special servicer or manager for any of our trusts will be set forth in the related prospectus supplement. In general, that compensation will be payable out of the related trust assets.

EVENTS OF DEFAULT

          We will identify in the related prospectus supplement the various events of default under the Governing Document for each series of offered certificates for which any related master servicer, special servicer or manager may be terminated in that capacity.

          No holder of the offered certificates of any series, and no holder of any non-offered certificates of that series, will have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to a default under the Governing Document for that series, unless--

          o    the certificateholder previously has given to the trustee for that series a written notice of default under the Governing
               Document for that series, and of the continuance thereof,

          o    the holders of offered and non-offered certificates of that series entitled to at least 25% of all the voting rights
               allocated to the certificateholders of that series have made written request upon the trustee for that series to institute an action, suit or proceeding in its own name as trustee and have offered to that trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be
               incurred by that trustee in connection therewith, and

          o    the trustee for that series, for 60 days after its receipt of such notice, request and offer of indemnity, has neglected or refused to institute any such action, suit or proceeding.

AMENDMENT

          The Governing Document for each series of offered certificates may be amended by the parties thereto, without the consent of any of the holders of those certificates, or of any non-offered certificates of the same series, for the following reasons:

               1.   to cure any ambiguity;

               2.   to correct, modify or supplement any provision in the
                    Governing Document which may be inconsistent with any other provision in that document or with the description of that document set forth in this prospectus or the related
                    prospectus supplement;

               3.   to add any other provisions with respect to matters or
                    questions arising under the Governing Document that are not inconsistent with the existing provisions of that document;

               4.   to the extent applicable, to relax or eliminate any
                    requirement under the Governing Document imposed by the
                    provisions of the Internal Revenue Code relating to REMICs or grantor trusts if the provisions of the Internal Revenue
                    Code are amended or clarified so as to allow for the
                    relaxation or elimination of that requirement;

               5.   to relax or eliminate any requirement under the Governing
                    Document imposed by the Securities Act of 1933, as amended, or the rules under that Act if that Act or those rules are amended or clarified so as to allow for the relaxation or
                    elimination of that requirement;

                                      -88-

               6.   to comply with any requirements imposed by the Internal
                    Revenue Code or any final, temporary or, in some cases,
                    proposed regulation, revenue ruling, revenue procedure or
                    other written official announcement or interpretation
                    relating to federal income tax laws, or to avoid a
                    prohibited transaction or reduce the incidence of any tax
                    that would arise from any actions taken with respect to the operation of any REMIC or grantor trust created under the
                    Governing Document;

               7.   to the extent applicable, to modify, add to or eliminate the transfer restrictions relating to the certificates which are residual interests in a REMIC; or

               8.   to otherwise modify or delete existing provisions of the
                    Governing Document.

          However, no amendment of the Governing Document for any series of offered certificates that is covered solely by clauses 3. or 8. above may adversely affect in any material respect the interests of any holders of offered or non-offered certificates of that series. In addition, no amendment of the
Governing Document for any series of offered certificates that is covered by any of clauses 1. through 8. above may significantly change the activities of the related trust.

          In general, the Governing Document for a series of offered certificates may also be amended by the parties to that document, with the consent of the holders of offered and non-offered certificates representing, in total, not less than 66 2/3%, or any other percentage specified in the related prospectus supplement, of all the voting rights allocated to the certificateholders of that series. However, the Governing Document for a series of offered certificates may not be amended to--

          o    reduce in any manner the amount of, or delay the timing of, payments received or advanced on the related mortgage assets which are required to be distributed on any offered or
               non-offered certificate of that series without the consent of the holder of that certificate; or

          o    adversely affect in any material respect the interests of the holders of any class of offered or non-offered certificates of that series in any other manner without the consent of the holders of all certificates of that class; or

          o    modify the provisions of the Governing Document relating to amendments of that document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

          o    modify the specified percentage of voting rights which is
               required to be held by certificateholders to consent, approve or object to any particular action under the Governing Document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

          o    significantly change the activities of the related trust without the consent of the holders of offered and non-offered
               certificates of that series representing at least a majority of all the voting rights allocated to the certificateholders of that series, without regard to any of those certificates held by us or one of our affiliates and/or agents.

                                      -89-

          Notwithstanding the foregoing, the Governing Document for any series of offered certificates may provide that we need not be a party to any amendment to that Governing Document, but rather may provide that any such amendment may not adversely affect our rights and/or interests without our consent.

LIST OF CERTIFICATEHOLDERS

          Upon written request of three or more certificateholders of record of any series made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related Governing
Document, the related trustee or other certificate registrar of that series will afford the requesting certificateholders access during normal business hours to the most recent list of certificateholders of that series. However, the trustee may first require a copy of the communication that the requesting certificateholders propose to send.

THE TRUSTEE

          The trustee for each series of offered certificates will be named in the related prospectus supplement. The commercial bank, banking association, banking corporation or trust company that serves as trustee for any series of offered certificates may have typical banking relationships with the us and our affiliates and with any of the other parties to the related Governing Document and its affiliates.

DUTIES OF THE TRUSTEE

          The trustee for each series of offered certificates will not--

          o    make any representation as to the validity or sufficiency of those certificates, the related Governing Document or any
               underlying mortgage asset or related document, or

          o    be accountable for the use or application by or on behalf of any other party to the related Governing Document of any funds paid to that party with respect to those certificates or the
               underlying mortgage assets.

          If no event of default has occurred and is continuing under the related Governing Document, the trustee for each series of offered certificates will be required to perform only those duties specifically required under the related Governing Document. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related Governing Document, the trustee must examine those documents and determine whether they conform to the requirements of that Governing Document.

MATTERS REGARDING THE TRUSTEE

          As and to the extent described in the related prospectus supplement, the fees and normal disbursements of the trustee for any series of offered certificates may be the expense of the related master servicer or other specified person or may be required to be paid by the related trust assets.

          The trustee for each series of offered certificates and each of its directors, officers, employees, affiliates, agents and "control" persons within the meaning of the Securities Act of 1933, as amended, will be entitled to indemnification, out of related trust assets, for any loss, liability or expense incurred by that trustee or any of those other persons in connection with that trustee's acceptance or administration of its trusts under the related Governing
Document. However, the indemnification of a trustee or any of its directors, officers, employees and agents will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties under the related Governing Document.

                                      -90-

          No trustee for any series of offered certificates will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the related Governing Document.

          No trustee for any series of offered certificates will have any obligation to exercise any of the trusts or powers vested in it by the Governing
Document for that series or to make any investigation of matters arising under the Governing Document or to institute, conduct or defend any litigation under or in relation to the Governing Document at the request, order or direction of any of the certificateholders of that series, pursuant to the provisions of the
Governing Document for that series, unless those certificateholders have offered to that trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by that trustee.

          No trustee for any series of offered certificates will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Governing Document, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

          The trustee for each series of offered certificates will be entitled to execute any of its trusts or powers and perform any of its duties under the related Governing Document, either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed by it with due care.

RESIGNATION AND REMOVAL OF THE TRUSTEE

          The trustee for any series of offered certificates may resign at any time. We will be obligated to appoint a successor to a resigning trustee. We may also remove the trustee for any series of offered certificates if that trustee ceases to be eligible to continue as such under the related Governing Document or if that trustee becomes insolvent. Unless we indicate otherwise in the related prospectus supplement, the trustee for any series of offered certificates may also be removed at any time by the holders of the offered and non-offered certificates of that series evidencing not less than 51%, or any other percentage specified in the related prospectus supplement, of the voting rights for that series. However, if the removal was without cause, the certificateholders effecting the removal may be responsible for any costs and expenses incurred by the terminated trustee in connection with its removal. Any resignation or removal of a trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

          Credit support may be provided with respect to one or more classes of the offered certificates of any series or with respect to the related mortgage assets. That credit support may be in the form of any of the following:

          o    the subordination of one or more other classes of certificates of the same series;

          o    the use of a letter of credit, a surety bond, an insurance policy, a guarantee or a credit derivative;

          o    the establishment of one or more reserve funds; or any
               combination of the foregoing.

          If and to the extent described in the related prospectus supplement, any of the above forms of credit support may provide credit enhancement for non-offered certificates, as well as offered certificates, or for more than one series of certificates.

                                      -91-

          If you are the beneficiary of any particular form of credit support, that credit support may not protect you against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under your offered certificates. If losses or shortfalls occur that exceed the amount covered by that credit support or that are of a type not covered by that credit support, you will bear your allocable share of deficiencies. Moreover, if that credit support covers the offered certificates of more than one class or series and total losses on the related mortgage assets exceed the amount of that credit support, it is possible that the holders of offered certificates of other classes and/or series will be disproportionately benefited by that credit support to your detriment.

          If you are the beneficiary of any particular form of credit support, we will include in the related prospectus supplement a description of the following:

          o    the nature and amount of coverage under that credit support;

          o    any conditions to payment not otherwise described in this
               prospectus;

          o    any conditions under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced; and

          o    the material provisions relating to that credit support.

          Additionally, we will set forth in the related prospectus supplement information with respect to the obligor, if any, under any instrument of credit support.

SUBORDINATE CERTIFICATES

          If and to the extent described in the related prospectus supplement, one or more classes of certificates of any series may be subordinate to one or more other classes of certificates of that series. If you purchase subordinate certificates, your right to receive payments out of collections and advances on the related trust assets on any payment date will be subordinated to the corresponding rights of the holders of the more senior classes of certificates.
If and to the extent described in the related prospectus supplement, the subordination of a class of certificates may not cover all types of losses or shortfalls. In the related prospectus supplement, we will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which that subordination will be available.

          If the mortgage assets in any trust established by us are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that payments be made on senior certificates evidencing interests in one group of those mortgage assets prior to payments on subordinate certificates evidencing interests in a different group of those mortgage assets. We will describe in the related prospectus supplement the manner and conditions for applying any cross-support provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

          The mortgage loans included in any trust established by us may be covered for some default risks by insurance policies or guarantees. If so, we will describe in the related prospectus supplement the nature of those default risks and the extent of that coverage.

LETTERS OF CREDIT

          If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by one or more

                                      -92-

letters of credit, issued by a bank or other financial institution specified in the related prospectus supplement. The issuer of a letter of credit will be obligated to honor draws under that letter of credit in a total fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the total principal balance of some or all of the related mortgage assets as of the date the related trust was formed or of the initial total principal balance of one or more classes of certificates of the applicable series. The letter of credit may permit draws only in the event of select types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments under it and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit issuer under the letter of credit for any series of offered certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust.

CERTIFICATE INSURANCE AND SURETY BONDS

          If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of the offered certificates of the related series, timely payments of interest and principal or timely payments of interest and payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related prospectus supplement. We will describe in the related prospectus supplement any limitations on the draws that may be made under any of those instruments.

RESERVE FUNDS

          If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, permitted investments, a demand note or a combination of the foregoing, will be deposited, in the amounts specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, the reserve fund for the related series of offered certificates may also be funded over time.

          Amounts on deposit in any reserve fund for a series of offered certificates will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, reserve funds may be established to provide protection only against select types of losses and shortfalls. Following each payment date for the related series of offered certificates, amounts in a reserve fund in excess of any required balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

CREDIT SUPPORT WITH RESPECT TO MORTGAGE-BACKED SECURITIES

          If and to the extent described in the related prospectus supplement, any mortgage-backed security included in one of our trusts and/or the mortgage loans that back that security may be covered by one or more of the types of credit support described in this prospectus. We will specify in the related prospectus supplement, as to each of those forms of credit support, the information indicated above with respect to that mortgage-backed security, to the extent that the information is material and available.

                         LEGAL ASPECTS OF MORTGAGE LOANS

          Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by multifamily and commercial properties in the
United States, its territories and possessions. However, some of

                                      -93-

those mortgage loans may be secured by multifamily and commercial properties outside the United States, its territories and possessions.

          The following discussion contains general summaries of select legal aspects of mortgage loans secured by multifamily and commercial properties in the United States. Because these legal aspects are governed by applicable state law, which may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all jurisdictions in which the security for the mortgage loans underlying the offered certificates is situated. Accordingly, you should be aware that the summaries are qualified in their entirety by reference to the applicable laws of those states. See "DESCRIPTION OF THE TRUST ASSETS--Mortgage
Loans".

          If a significant percentage of mortgage loans underlying a series of offered certificates, are secured by properties in a particular state, we will discuss the relevant state laws, to the extent they vary materially from this discussion, in the related prospectus supplement.

GENERAL

          Each mortgage loan underlying a series of offered certificates will be evidenced by a note or bond and secured by an instrument granting a security interest in real property. The instrument granting a security interest in real property may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which that real property is located. Mortgages, deeds of trust and deeds to secure debt are often collectively referred to in this prospectus as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered by the mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on--

          o    the terms of the mortgage,

          o    the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property,

          o    the knowledge of the parties to the mortgage, and

          o    in general, the order of recordation of the mortgage in the appropriate public recording office.

          However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

          There are two parties to a mortgage--

          o    a mortgagor, who is the owner of the encumbered interest in the real property, and

          o    a mortgagee, who is the lender.

          In general, the mortgagor is also the borrower.

          In contrast, a deed of trust is a three-party instrument. The parties to a deed of trust are--

          o    the trustor, who is the equivalent of a mortgagor,

                                      -94-

          o    the trustee to whom the real property is conveyed, and

          o    the beneficiary for whose benefit the conveyance is made, who is the lender.

          Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

          A deed to secure debt typically has two parties. Under a deed to secure debt, the grantor, who is the equivalent of a mortgagor, conveys title to the real property to the grantee, who is the lender, generally with a power of sale, until the debt is repaid.

          Where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.

          The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by:

          o    the express provisions of the related instrument,

          o    the law of the state in which the real property is located,

          o    various federal laws, and

          o    in some deed of trust transactions, the directions of the
               beneficiary.

INSTALLMENT CONTRACTS

          The mortgage loans underlying your offered certificates may consist of installment contracts. Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser for payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the seller obligated to convey title to the real estate to the purchaser. During the period that the installment contract is in effect, the purchaser is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

          The seller's enforcement of an installment contract varies from state to state. Generally, installment contracts provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited. The seller in this situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the purchaser has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property.

          However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default

                                      -95-

amount and the purchaser may have a post-foreclosure statutory redemption right.
In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause.
Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

LEASES AND RENTS

          A mortgage that encumbers an income-producing property often contains an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases. Under an assignment of rents and leases, the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from each lease. However, the borrower retains a revocable license to collect the rents, provided there is no default and the rents are not directly paid to the lender. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

          In most states, hotel and motel room rates are considered accounts receivable under the UCC. Room rates are generally pledged by the borrower as additional security for the loan when a mortgage loan is secured by a hotel or motel. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured by hotels or motels may be included in one of our trusts even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. A lender will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default, even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law.

          In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect hotel and motel room rates. However, the room rates will constitute cash collateral and cannot be used by the bankrupt borrower--

          o    without a hearing or the lender's consent, or

          o    unless the lender's interest in the room rates is given adequate protection.

For purposes of the foregoing, the adequate protection may include a cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the bankrupt borrower proposes to use. See "--Bankruptcy Laws" below.

PERSONALTY

          Some types of income-producing real properties, such as hotels, motels and nursing homes, may include personal property, which may, to the extent it is owned by the borrower and not previously pledged, constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the personal property and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in one of our trusts even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

                                      -96-

FORECLOSURE

          General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property security at public auction to satisfy the indebtedness.

          Foreclosure Procedures Vary From State to State. The two primary methods of foreclosing a mortgage are--

          o    judicial foreclosure, involving court proceedings, and

          o    nonjudicial foreclosure under a power of sale granted in the mortgage instrument.

          Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

          A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed. A foreclosure action sometimes requires several years to complete.

          Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, a lender initiates the action by the service of legal pleadings upon--

          o    all parties having a subordinate interest of record in the real property, and

          o    all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage.

          Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. The court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property upon successful completion of a judicial foreclosure proceeding. The proceeds of that public sale are used to satisfy the judgment. The procedures that govern these public sales vary from state to state.

          Equitable and Other Limitations on Enforceability of Particular
Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions.
These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may:

          o    alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching;

          o    require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan;

          o    require the lender to reinstate a loan or recast a payment schedule in order to accommodate a borrower that is suffering from a temporary financial disability; or

          o    limit the right of the lender to foreclose in the case of a nonmonetary default, such as--

               1.   a failure to adequately maintain the mortgaged property, or

                                      -97-

               2.   an impermissible further encumbrance of the mortgaged
                    property.

          Some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have--

          o    upheld the reasonableness of the notice provisions, or

          o    found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

          In addition, some states may have statutory protection such as the right of the borrower to reinstate its mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

          Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following--

          o    a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower, and

          o    notice of sale is given in accordance with the terms of the deed of trust and applicable state law.

          In some states, prior to a nonjudicial public sale, the trustee under the deed of trust must--

          o    record a notice of default and notice of sale, and

          o    send a copy of those notices to the borrower and to any other party who has recorded a request for a copy of them.

          In addition, in some states, the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. Some states require a reinstatement period during which the borrower or junior lienholder may have the right to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

          Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of--

          o    the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist, and

          o    the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings.

                                      -98-

          As a result of the foregoing, it is common for the lender to purchase the mortgaged property and become its owner, subject to the borrower's right in some states to remain in possession during a redemption period. In that case, the lender will have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Whether, the ultimate proceeds of the sale of the property equal the lender's investment in the property depends upon market conditions. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on the related mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

          The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens. In addition, it may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. Furthermore, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

          Rights of Redemption. The purposes of a foreclosure action are--

          o    to enable the lender to realize upon its security, and

          o    to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercising their equity of redemption.

          The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties to the foreclosure proceeding in order for their equity of redemption to be terminated.

          The equity of redemption is a common-law, nonstatutory right which should be distinguished from post-sale statutory rights of redemption. In some states, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property after sale under a deed of trust or foreclosure of a mortgage. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. A statutory right of redemption will diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

          One Action and Security First Rules. Some states (including
California) have laws that prohibit more than one "judicial action" to enforce a mortgage obligation secured by a mortgage on real property or an interest therein, and some courts have construed the term "judicial action" broadly. In addition, some states (including California) require that the lender proceed first against any real property security for such mortgage obligation before proceeding directly upon the secured obligation itself. In the case where either a cross-collateralized, cross-defaulted or a multi-property mortgage loan is secured by real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" and/or "security first" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties

                                      -99-

located in the states where judicial foreclosure is the only permitted method of foreclosure. Otherwise, a second action in a state with "one action" rules might be precluded because of a prior first action, even if such first action occurred in a state without "one action" rules. Moreover, while the consequences of breaching these rules will vary from jurisdiction to jurisdiction, as a general matter, a lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or even the right to enforce the underlying obligation. In addition, under certain circumstances, a lender with respect to a real property located in a "one action" or "security first" jurisdiction may be precluded from obtaining a deficiency judgment against the borrower following foreclosure or sale under a deed of trust (unless there has been a judicial foreclosure). Finally, in some jurisdictions, the benefits of such laws may be available not just to the underlying obligor, but also to any guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first complying with the applicable anti-deficiency statutes.

          Anti-Deficiency Legislation. Some or all of the mortgage loans underlying a series of offered certificates may be nonrecourse loans. Recourse in the case of a default on a non-recourse mortgage loan will be limited to the mortgaged property and any other assets that were pledged to secure the mortgage loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states, a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, but in doing so, the lender may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders will usually proceed first against the security in states where an election of remedy provision exists. Finally, other statutory provisions limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale. These other statutory provisions are intended to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale.

          Leasehold Considerations. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a mortgage on the borrower's leasehold interest under a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease:

          o    requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them,

          o    permits the leasehold estate to be assigned to and by the
               leasehold mortgagee or the purchaser at a foreclosure sale, and

          o    contains other protective provisions typically required by prudent lenders to be included in a ground lease.

          Some mortgage loans underlying a series of offered certificates, however, may be secured by ground leases which do not contain these provisions.

          Cooperative Shares. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases belonging to those shares, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Loans secured in this manner are subject to some risks not associated with mortgage loans secured by a lien on

                                     -100-

the fee estate of a borrower in real property. Loans secured in this manner typically are subordinate to the mortgage, if any, on the cooperative's building. That mortgage, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative is subject to various regulations as well as to restrictions under the governing documents of the cooperative. The shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, that the lender may cure a default under a proprietary lease.

          Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the
UCC requires that a sale be conducted in a commercially reasonable manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary leases.

BANKRUPTCY LAWS

          Operation of the U.S. Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the U.S. Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt are automatically stayed upon the filing of the bankruptcy petition. Often, no interest or principal payments are made during the course of the bankruptcy case. The delay caused by an automatic stay and its consequences can be significant. Also, under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

          Under the U.S. Bankruptcy Code, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified provided that substantive and procedural safeguards protective of the lender are met. A bankruptcy court may, among other things--

          o    reduce the secured portion of the outstanding amount of the loan to the then-current value of the property, thereby leaving the lender a general unsecured creditor for the difference between the then-current value of the property and the outstanding balance of the loan;

          o    reduce the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule, with or without affecting the unpaid
               principal balance of the loan;

          o    extend or shorten the term to maturity of the loan;

          o    permit the bankrupt borrower to cure of the subject loan default by paying the arrearage over a number of years; or

          o    permit the bankrupt borrower, through its rehabilitative plan, to reinstate the loan payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

          Federal bankruptcy law may also interfere with or affect the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. A lender may be stayed from

                                     -101-

enforcing the assignment under the U.S. Bankruptcy Code. In addition, the legal proceedings necessary to resolve the issue could be time-consuming, and result in delays in the lender's receipt of the rents. However, recent amendments to the U.S. Bankruptcy Code may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted
above, the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

          A borrower's ability to make payment on a mortgage loan may be impaired by the commencement of a bankruptcy case relating to the tenant under a lease of the related property. Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a tenant results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for--

          o    past due rent,

          o    accelerated rent,

          o    damages, or

          o    a summary eviction order with respect to a default under the lease that occurred prior to the filing of the tenant's
               bankruptcy petition.

          In addition, the U.S. Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court:

          o    assume the lease and either retain it or assign it to a third party, or

          o    reject the lease.

          If the lease is assumed, the trustee, debtor-in-possession or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with adequate assurance of future performance. These remedies may be insufficient, and any assurances provided to the lessor may be inadequate. If the lease is rejected, the lessor will be treated, except potentially to the extent of any security deposit, as an unsecured creditor with respect to its claim for damages for termination of the lease. The U.S. Bankruptcy Code also limits a lessor's damages for lease rejection to:

          o    the rent reserved by the lease without regard to acceleration for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease, plus

          o    unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing.

ENVIRONMENTAL CONSIDERATIONS

          General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Those environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In some circumstances, a lender may decide to abandon a contaminated real property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

                                     -102-

          Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to that superlien.

          CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the contaminated mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or
"operator", however, is a person who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption".

          The Asset Conservation, Lender Liability and Deposit Insurance Act of
1996 amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption.
In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Lender Liability Act provides that
"merely having the capacity to influence, or unexercised right to control"
operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if--

          o    it exercises decision-making control over a borrower's
               environmental compliance and hazardous substance handling and disposal practices, or

          o    assumes day-to-day management of operational functions of a mortgaged property.

          The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure, provided that the lender seeks to sell that property at the earliest practicable commercially reasonable time on commercially reasonable terms.

          Other Federal and State Laws. Many states have statutes similar to
CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and
Recovery Act.

          Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may--

          o    impose liability for releases of or exposure to
               asbestos-containing materials, and

          o    provide for third parties to seek recovery from owners or
               operators of real properties for personal injuries associated with those releases.

          Federal legislation requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-based paint hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in

                                     -103-

lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

          In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

          Beyond statute-based environmental liability, there exist common law causes of action related to hazardous environmental conditions on a property, such as actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

          Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. These costs may jeopardize the borrower's ability to meet its loan obligations.

          Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard. However, that individual or entity may be without substantial assets. Accordingly, it is possible that the costs could become a liability of the related trust and occasion a loss to the related certificateholders.

          If the operations on a foreclosed property are subject to
environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. This compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

          In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure.
This disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

          Some or all of the mortgage loans underlying a series of offered certificates may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce these clauses in many states. However, the Garn-St Germain Depository
Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to the limitations prescribed in that act and the regulations promulgated under that act.

JUNIOR LIENS; RIGHTS OF HOLDERS OF SENIOR LIENS

          Any of our trusts may include mortgage loans secured by junior liens, while the loans secured by the related senior liens may not be included in that trust. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior loans and the junior loan.

                                     -104-

          In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied as follows:

          o    first, to the payment of court costs and fees in connection with the foreclosure;

          o    second, to real estate taxes;

          o    third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens; and

          o    last, in satisfaction of all principal, interest, prepayment and acceleration penalties, if any, and any other sums due and owing to the holder of the junior mortgage loan.

SUBORDINATE FINANCING

          Some mortgage loans underlying a series of offered certificates may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to the following additional risks:

          o    the borrower may have difficulty servicing and repaying multiple loans;

          o    if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan;

          o    acts of the senior lender that prejudice the junior lender or impair the junior lender's security, such as the senior lender's agreeing to an increase in the principal amount of or the
               interest rate payable on the senior loan, may create a superior equity in favor of the junior lender;

          o    if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

          o    the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

          Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made.
They may also contain provisions that prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment premium, fee or charge. In some states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment premiums, fees and charges upon an involuntary prepayment is unclear under the laws of many states.

                                     -105-

APPLICABILITY OF USURY LAWS

          Title V of the Depository Institutions Deregulation and Monetary
Control Act of 1980 provides that state usury limitations shall not apply to various types of residential, including multifamily, first mortgage loans originated by particular lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

AMERICANS WITH DISABILITIES ACT

          Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated under that act, in order to protect individuals with disabilities, owners of public accommodations, such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments, must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable". In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected property owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, because the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender that is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

SERVICEMEMBERS CIVIL RELIEF ACT

          Under the terms of the Servicemembers Civil Relief Act, as amended, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the
Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and
officers of the U.S. Public Health Service assigned to duty with the military.
Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

          Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on an affected mortgage loan. Any shortfalls in interest collections resulting from the application of the Relief
Act would result in a reduction of the amounts payable to the holders of certificates of the related series, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the
Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under some circumstances, during an additional three month period after the active duty status ceases.

                                     -106-

FORFEITURES IN DRUG, RICO AND MONEY LAUNDERING PROCEEDINGS

          Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses can be seized by and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt
Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act (commonly referred to as the Patriot Act) and the regulations issued pursuant to that Act, as well as the narcotic drug laws. Under procedures contained in the
Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

          A lender may avoid forfeiture of its interest in the property if it establishes that--

          o    its mortgage was executed and recorded before commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before any other crime upon which the forfeiture is based, or

          o    the lender was, at the time of execution of the mortgage,
               "reasonably without cause to believe" that the property was subject to forfeiture.

          However, there is no assurance that such defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

          This is a general discussion of the material federal income tax consequences of owning the offered certificates. This discussion is directed to certificateholders that hold the offered certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code. This section does not discuss all federal income tax consequences that may be relevant to owners of offered certificates, particularly as to investors subject to special treatment under the Internal Revenue Code, including:

          o    banks,

          o    insurance companies,

          o    foreign investors,

          o    tax exempt investors,

          o    holders whose "functional currency" is not the United States dollar,

          o    United States expatriates, and

          o    holders holding the offered certificates as part of a hedge, straddle or conversion transaction.

          Further, this discussion does not address investors who treat items of income, expense, gain or loss with respect to the offered certificates differently for book and tax purposes.

                                     -107-

          This discussion and any legal opinions referred to in this discussion are based on authorities that can change, or be differently interpreted, with possible retroactive effect. No rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below.
Accordingly, the IRS may take contrary positions.

          Investors and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is--

          o    given with respect to events that have occurred at the time the advice is rendered, and

          o    is directly relevant to the determination of an entry on a tax return.

          Accordingly, even if this discussion addresses an issue regarding the tax treatment of the owner of the offered certificates, investors should consult their own tax advisors regarding that issue. Investors should do so not only as to federal taxes, but also as to state and local taxes. See "STATE AND OTHER TAX
CONSEQUENCES."

          The following discussion addresses securities of two general types:

          o    REMIC certificates, representing interests in a trust, or a portion of the assets of that trust, as to which a specified person or entity will make a real estate mortgage investment conduit, or REMIC, election under Sections 860A through 860G of the Internal Revenue Code; and

          o    grantor trust certificates, representing interests in a trust, or a portion of the assets of that trust, as to which no REMIC election will be made.

          We will indicate in the prospectus supplement for each series of offered certificates whether the related trustee, another party to the related
Governing Document or an agent appointed by that trustee or other party will make a REMIC election and/or act as tax administrator for the related trust. If the related tax administrator is required to make a REMIC election, we also will identify in the related prospectus supplement all regular interests and residual interests in the resulting REMIC.

          The following discussion is limited to certificates offered under this prospectus. In addition, this discussion applies only to the extent that the related trust holds only mortgage loans. If a trust holds assets other than mortgage loans, such as mortgage-backed securities, we will disclose in the related prospectus supplement the tax consequences associated with those other assets being included. In addition, if agreements other than guaranteed investment contracts are included in a trust to provide interest rate protection for the related offered certificates, the anticipated material tax consequences associated with those agreements also will be discussed in the related prospectus supplement. See "DESCRIPTION OF THE TRUST ASSETS--Arrangements
Providing Reinvestment, Interest Rate and Currency Related Protection."

          The following discussion is based in part on the rules governing original issue discount in Sections 1271-1273 and 1275 of the Internal Revenue
Code and in the Treasury regulations issued under those sections. It is also based in part on the rules governing REMICs in Sections 860A-860G of the
Internal Revenue Code and in the Treasury regulations issued or proposed under those sections. The regulations relating to original issue discount do not adequately address all issues relevant to, and in some instances provide that they are not applicable to, securities such as the offered certificates.

                                     -108-

REMICS

          General. With respect to each series of offered certificates as to which the related tax administrator will make a REMIC election, our counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Governing Document, and subject to any other assumptions set forth in the opinion:

          o    the related trust, or the relevant designated portion of the trust, will qualify as a REMIC, and

          o    those offered certificates will represent--

               1.   regular interests in the REMIC, or

               2.   residual interests in the REMIC.

          Any and all offered certificates representing interests in a REMIC will be either--

          o    REMIC regular certificates, representing regular interests in the
               REMIC, or

          o    REMIC residual certificates, representing residual interests in the REMIC.

          If an entity electing to be treated as a REMIC fails to comply with the ongoing requirements of the Internal Revenue Code for REMIC status, it may lose its REMIC status. If so, the entity may become taxable as a corporation.
Therefore, the related certificates may not be given the tax treatment summarized below. Although the Internal Revenue Code authorizes the Treasury
Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, the Treasury Department has not done so. Any relief mentioned above, moreover, may be accompanied by sanctions. These sanctions could include the imposition of a corporate tax on all or a portion of a trust's income for the period in which the requirements for REMIC status are not satisfied. The Governing Document with respect to each REMIC will include provisions designed to maintain its status as a REMIC under the Internal Revenue
Code.

          Characterization of Investments in REMIC Certificates. Unless we state otherwise in the related prospectus supplement, the offered certificates that are REMIC certificates will be treated as--

          o    "real estate assets" within the meaning of Section 856(c)(5)(B)
               of the Internal Revenue Code in the hands of a real estate investment trust, and

          o    "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code
               in the hands of a thrift institution,

in the same proportion that the assets of the related REMIC are so treated.

          However, to the extent that the REMIC assets constitute mortgage loans on property not used for residential or other prescribed purposes, the related offered certificates will not be treated as assets qualifying under Section
7701(a)(19)(C). If 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the related offered certificates will qualify for the corresponding status in their entirety for that calendar year.

                                     -109-

          In addition, unless we state otherwise in the related prospectus supplement, offered certificates that are REMIC regular certificates will be
"qualified mortgages" within the meaning of Section 860G(a)(3) of the Internal
Revenue Code in the hands of another REMIC.

          Finally, interest, including original issue discount, on offered certificates that are REMIC regular certificates, and income allocated to offered certificates that are REMIC residual certificates, will be interest described in Section 856(c)(3)(B) of the Internal Revenue Code if received by a real estate investment trust, to the extent that these certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the
Internal Revenue Code.

          The related tax administrator will determine the percentage of the
REMIC's assets that constitute assets described in the above-referenced sections of the Internal Revenue Code with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar quarter. The related tax administrator will report those determinations to certificateholders in the manner and at the times required by applicable Treasury regulations.

          The assets of the REMIC will include, in addition to mortgage loans--

          o    collections on mortgage loans held pending payment on the related offered certificates, and

          o    any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts.

          It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts, would be considered to be part of the mortgage loans, or whether these assets otherwise would receive the same treatment as the mortgage loans for purposes of the above-referenced sections of the Internal Revenue Code. In addition, in some instances, the mortgage loans may not be treated entirely as assets described in those sections of the
Internal Revenue Code. If so, we will describe in the related prospectus supplement those mortgage loans that are characterized differently. The Treasury regulations do provide, however, that cash received from collections on mortgage loans held pending payment is considered part of the mortgage loans for purposes of Section 856(c)(5)(B) of the Internal Revenue Code, relating to real estate investment trusts.

          To the extent a REMIC certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate.
Accordingly:

          o    a portion of that certificate may not represent ownership of
               "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code;

          o    a portion of that certificate may not represent ownership of
               "real estate assets" under Section 856(c)(5)(B) of the Internal
               Revenue Code; and

          o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code.

                                     -110-

          Tiered REMIC Structures. For certain series of REMIC certificates, the related tax administrator may make two or more REMIC elections as to the related trust for federal income tax purposes. As to each of these series of REMIC certificates, our counsel will opine that each portion of the related trust as to which a REMIC election is to be made will qualify as a REMIC. Each of these series will be treated as interests in one REMIC solely for purposes of determining:

          o    whether the related REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(5)(B) of the
               Internal Revenue Code,

          o    whether the related REMIC certificates will be "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the
               Internal Revenue Code, and

          o    whether the interest/income on the related REMIC certificates is interest described in Section 856(c)(3)(B) of the Internal
               Revenue Code.

          Taxation of Owners of REMIC Regular Certificates.

          General. Except as otherwise stated in this discussion, the Internal
Revenue Code treats REMIC regular certificates as debt instruments issued by the
REMIC and not as ownership interests in the REMIC or its assets. Holders of
REMIC regular certificates that otherwise report income under the cash method of accounting must nevertheless report income with respect to REMIC regular certificates under the accrual method.

          Original Issue Discount. Some REMIC regular certificates may be issued with original issue discount within the meaning of Section 1273(a) of the
Internal Revenue Code. Any holders of REMIC regular certificates issued with original issue discount generally will have to include original issue discount in income as it accrues, in accordance with a constant yield method described below, prior to the receipt of the cash attributable to that income. The
Treasury Department has issued regulations under Sections 1271 to 1275 of the
Internal Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue
Code provides special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury Department has not issued regulations under that section. You should be aware, however, that
Section 1272(a)(6) and the regulations under Sections 1271 to 1275 of the
Internal Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

          The Internal Revenue Code requires, in computing the accrual of original issue discount on REMIC regular certificates, that a reasonable assumption be used concerning the rate at which borrowers will prepay the mortgage loans held by the related REMIC. Further, adjustments must be made in the accrual of that original issue discount to reflect differences between the prepayment rate actually experienced and the assumed prepayment rate. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations that the Treasury Department has not yet issued. The Committee
Report indicates that the regulations should provide that the prepayment assumption used with respect to a REMIC regular certificate is determined once, at initial issuance, and must be the same as that used in pricing. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither we nor any other person will make any representation that the mortgage loans underlying any series of REMIC regular certificates will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or that the IRS will not challenge on audit the prepayment assumption used.

          The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price.

                                     -111-

          The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of those certificates are sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the related date of initial issuance of those certificates, the issue price for that class will be the fair market value of that class on the date of initial issuance.

          Under the Treasury regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually, during the entire term of the instrument, at:

          o    a single fixed rate,

          o    a "qualified floating rate,"

          o    an "objective rate,"

          o    a combination of a single fixed rate and one or more "qualified floating rates,"

          o    a combination of a single fixed rate and one "qualified inverse floating rate," or

          o    a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on the
               REMIC regular certificate.

          In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of that discount will vary according to the characteristics of those certificates. If the original issue discount rules apply to those certificates, we will describe in the related prospectus supplement the manner in which those rules will be applied with respect to those certificates in preparing information returns to the certificateholders and the
IRS.

          Some classes of REMIC regular certificates may provide that the first interest payment with respect to those certificates be made more than one month after the date of initial issuance, a period that is longer than the subsequent monthly intervals between interest payments. Assuming the accrual period for original issue discount is the monthly period that ends on each payment date, then, as a result of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the
REMIC regular certificate and accounted for as original issue discount. Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

          In addition, if the accrued interest to be paid on the first payment date is computed with respect to a period that begins prior to the date of initial issuance, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued prior to the date of initial issuance is treated as part of the overall cost of the REMIC regular certificate. Therefore, the portion of the interest paid on the first payment date in excess of interest accrued from the date of initial issuance to the first payment date is included in the stated redemption price of the REMIC regular certificate. However, the Treasury regulations state that all or some portion of this accrued interest may be treated as a separate asset, the cost of which is recovered entirely out of interest paid on the first payment date. It is unclear how an election to do so would be made under these regulations and whether this election could be made unilaterally by a certificateholder.

                                     -112-

          Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of a REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the certificate, by multiplying:

          o    the number of complete years, rounding down for partial years, from the date of initial issuance, until that payment is expected to be made, presumably taking into account the prepayment
               assumption, by

          o    a fraction--

               1.   the numerator of which is the amount of the payment, and

               2.   the denominator of which is the stated redemption price at maturity of the certificate.

          Under the Treasury regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of:

          o    the total amount of the de minimis original issue discount, and

          o    a fraction--

               1.   the numerator of which is the amount of the principal
                    payment, and

               2.   the denominator of which is the outstanding stated principal amount of the subject REMIC regular certificate.

          The Treasury regulations also would permit you to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market
Discount" below for a description of that election under the applicable Treasury regulations.

          If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the daily portions of original issue discount for each day during its taxable year on which it held the certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, the daily portions of original issue discount will be determined as described below in this "--Original Issue
Discount" subsection.

          As to each accrual period, the related tax administrator will calculate the original issue discount that accrued during that accrual period.
For these purposes, an accrual period is, unless we otherwise state in the related prospectus supplement, the period that begins on a date that corresponds to a payment date, or in the case of the first accrual period, begins on the date of initial issuance, and ends on the day preceding the next following payment date. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of:

          o    the sum of:

               1.   the present value, as of the end of the accrual period, of all of the payments remaining to be made on the subject
                    REMIC regular certificate, if any, in future periods,
                    presumably taking into account the prepayment assumption,
                    and

                                     -113-

               2.   the payments made on that certificate during the accrual
                    period of amounts included in the stated redemption price, over

          o    the adjusted issue price of the subject REMIC regular certificate at the beginning of the accrual period.

          The adjusted issue price of a REMIC regular certificate is:

          o    the issue price of the certificate, increased by

          o    the total amount of original issue discount previously accrued on the certificate, reduced by

          o    the amount of all prior payments of amounts included in its stated redemption price.

The present value of the remaining payments referred to in item 1. of the second preceding sentence will be calculated:

          o    assuming that payments on the REMIC regular certificate will be received in future periods based on the related mortgage loans being prepaid at a rate equal to the prepayment assumption;

          o    using a discount rate equal to the original yield to maturity of the certificate, based on its issue price and the assumption that the related mortgage loans will be prepaid at a rate equal to the prepayment assumption; and

          o    taking into account events, including actual prepayments, that have occurred before the close of the accrual period.

          The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

          A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, that is less than its remaining stated
redemption price, will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate.
However, the daily portion will be reduced, if the cost is in excess of its adjusted issue price, in proportion to the ratio that the excess bears to the total original issue discount remaining to be accrued on the certificate. The adjusted issue price of a REMIC regular certificate, as of any date of determination, equals the sum of:

          o    the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that date of determination, and

          o    the daily portions of original issue discount for all days during that accrual period prior to that date of determination.

          If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC regular certificate held by you, the amount of original issue discount accrued for that accrual period will be zero. You may not deduct the negative amount currently. Instead, you will only be permitted to offset the negative amount against future positive original issue discount, if any, attributable to the certificate. Although not free from doubt, it is possible that you may be permitted to recognize a loss to the extent your basis in the certificate exceeds the maximum amount of payments

                                     -114-

that you could ever receive with respect to the certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to certificates that have no, or a disproportionately small, amount of principal because they can have negative yields if the mortgage loans held by the related REMIC prepay more quickly than anticipated. See "RISK FACTORS--The Investment Performance of Your Offered
Certificate Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable."

          The Treasury regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that you may be able to select a method for recognizing original issue discount that differs from that used by the trust in preparing reports to you and the IRS. Prospective purchasers of the REMIC regular certificates should consult their tax advisors concerning the tax treatment of these certificates in this regard.

          The Treasury Department proposed regulations on August 24, 2004 concerning the accrual of interest income by the holders of REMIC regular interests. The proposed regulations would create a special rule for accruing original issue discount on REMIC regular certificates that provide for a delay between record and payment dates, such that the period over which original issue discount accrues coincides with the period over which the certificate holder's right to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, certificate holders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC regular certificates with delayed payment periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC regular certificate issued after the date the final regulations are published in the Federal Register. The proposed regulations provide automatic consent for the holder of a REMIC regular certificate to change its method of accounting for original issue discount under the final regulations. The change is proposed to be made on a cut-off basis and, thus, does not affect REMIC regular interests certificates before the date the final regulations are published in the Federal
Register.

          The Treasury Department issued a notice of proposed rulemaking on the timing of income and deductions attributable to interest-only regular interests in a REMIC on August 24, 2004. In this notice, the Treasury Department and the
IRS requested comments on whether to adopt special rules for taxing regular interests in a REMIC that are entitled only to a specified portion of the interest in respect of one or more mortgage loans held by the REMIC, high-yield
REMIC regular interests, and apparent negative-yield instruments. The Treasury
Department and the IRS also requested comments on different methods for taxing the foregoing instruments, including the possible recognition of negative amounts of original issue discount, the formulation of special guidelines for the application of Internal Revenue Code Section 166 to REMIC IOs and similar instruments, and the adoption of a new alternative method applicable to REMIC
IOs and similar instruments. It is uncertain whether IRS actually will propose any regulations as a consequence of the solicitation of comments and when any resulting new rules would be effective.

          Market Discount. You will be considered to have purchased a REMIC regular certificate at a market discount if--

          o    in the case of a certificate issued without original issue discount, you purchased the certificate at a price less than its remaining stated principal amount, or

          o    in the case of a certificate issued with original issue discount, you purchased the certificate at a price less than its adjusted issue price.

          If you purchase a REMIC regular certificate with more than a de minimis amount of market discount, you will recognize gain upon receipt of each payment representing stated redemption price. Under Section 1276 of

                                     -115-

the Internal Revenue Code, you generally will be required to allocate the portion of each payment representing some or all of the stated redemption price first to accrued market discount not previously included in income. You must recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which this election applies.

          The Treasury regulations also permit you to elect to accrue all interest and discount, including de minimis market or original issue discount, in income as interest, and to amortize premium, based on a constant yield method. Your making this election with respect to a REMIC regular certificate with market discount would be deemed to be an election to include currently market discount in income with respect to all other debt instruments with market discount that you acquire during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, your making this election as to a certificate acquired at a premium would be deemed to be an election to amortize bond premium, with respect to all debt instruments having amortizable bond premium that you own or acquire. See "--REMICs --Taxation of
Owners of REMIC Regular Certificates--Premium" below.

          Each of the elections described above to accrue interest and discount, and to amortize premium, with respect to a certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

          However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Internal
Revenue Code if the market discount is less than 0.25% of the remaining stated
redemption price of the certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the Treasury regulations refer to the weighted average maturity of obligations. It is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. This treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

          Section 1276(b)(3) of the Internal Revenue Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the
Treasury Department, the relevant rules described in the Committee Report apply.
The Committee Report indicates that in each accrual period, you may accrue market discount on a REMIC regular certificate held by you, at your option:

          o    on the basis of a constant yield method,

          o    in the case of a certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the certificate as of the beginning of the accrual period, or

          o    in the case of a certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total amount of original issue discount remaining on the certificate at the beginning of the accrual period.

                                     -116-

          The prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount.

          To the extent that REMIC regular certificates provide for monthly or other periodic payments throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

          Further, Section 1277 of the Internal Revenue Code may require you to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the related taxable year and is, in general, allowed as a deduction not later than the year in which the related market discount is includible in income. If you have elected, however, to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

          Premium. A REMIC regular certificate purchased at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, that is greater than its remaining stated redemption price will be considered to be purchased at a premium. You may elect under Section 171 of the Internal Revenue
Code to amortize the premium over the life of the certificate as an offset against qualified stated interest. If made, this election will apply to all debt instruments having amortizable bond premium that you own or subsequently acquire. The IRS has issued regulations on the amortization of bond premium, but they specifically do not apply to holders of REMIC regular certificates.

          The Treasury regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally.
See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" above.
The Committee Report states that the same rules that apply to accrual of market discount and require the use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Internal Revenue Code.

          Whether you will be treated as holding a REMIC regular certificate with amortizable bond premium will depend on--

          o    the purchase price paid for your offered certificate, and

          o    the payments remaining to be made on your offered certificate at the time of its acquisition by you.

          If you acquire an interest in any class of REMIC regular certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.

          Realized Losses. Under Section 166 of the Internal Revenue Code, if
you are either a corporate holder of a REMIC regular certificate or a noncorporate holder of a REMIC regular certificate that acquires the certificate in connection with a trade or business, you should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which your offered certificate becomes wholly or partially worthless as the result of one

                                     -117-

or more realized losses on the related mortgage loans. However, if you are a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business, it appears that--

          o    you will not be entitled to deduct a loss under Section 166 of the Internal Revenue Code until your offered certificate becomes wholly worthless, which is when its principal balance has been reduced to zero, and

          o    the loss will be characterized as a short-term capital loss.

          You will also have to accrue interest and original issue discount with respect to your REMIC regular certificate, without giving effect to any reductions in payments attributable to defaults or delinquencies on the related mortgage loans, until it can be established that those payment reductions are not recoverable. As a result, your taxable income in a period could exceed your economic income in that period. If any of those amounts previously included in taxable income are not ultimately received due to a loss on the related mortgage loans, you should be able to recognize a loss or reduction in income. However, the law is unclear with respect to the timing and character of this loss or reduction in income.

          Taxation of Owners of REMIC Residual Certificates.

          General. Although a REMIC is a separate entity for federal income tax purposes, the Internal Revenue Code does not subject a REMIC to entity-level taxation, except with regard to prohibited transactions and the other transactions described under "--REMICs--Prohibited Transactions Tax and Other
Taxes" below. Rather, a holder of REMIC residual certificates must generally include in income the taxable income or net loss of the related REMIC.
Accordingly, the Internal Revenue Code treats the REMIC residual certificates much differently than it would if they were direct ownership interests in the related mortgage loans or as debt instruments issued by the related REMIC.

          Holders of REMIC residual certificates generally will be required to report their daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the related REMIC for each day during a calendar quarter that they own those certificates. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless we otherwise disclose in the related prospectus supplement. These daily amounts then will be allocated among the holders of the
REMIC residual certificates in proportion to their respective ownership interests on that day. Any amount included in the residual certificateholders'
gross income or allowed as a loss to them by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--REMICs--Taxation of Owners of
REMIC Residual Certificates--Taxable Income of the REMIC." Holders of REMIC
residual certificates must report the taxable income of the related REMIC without regard to the timing or amount of cash payments by the REMIC until the
REMIC's termination. Income derived from the REMIC residual certificates will be
"portfolio income" for the purposes of the limitations under Section 469 of the
Internal Revenue Code on the deductibility of "passive losses."

          A holder of a REMIC residual certificate that purchased the certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the related REMIC for each day that it holds the REMIC residual certificate. These daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that modifications of the general rules may be made, by regulations, legislation or otherwise to reduce, or increase, the income of a holder of a REMIC residual certificate. These modifications would occur when a holder purchases the REMIC residual certificate from a prior holder at a price other than the adjusted basis that the REMIC residual certificate would have had in the hands of an original holder of that certificate. The Treasury regulations, however, do not provide for these modifications.

                                     -118-

          Any payments that you receive from the seller of a REMIC residual certificate in connection with the acquisition of that certificate will be income to you.

          The Treasury Department has issued final regulations, effective May
11, 2004, which address the federal income tax treatment of "inducement fees"
received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss to its holder. The final regulations provide two safe harbor methods which permit transferees to include inducement fees in income, either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the residual certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States.
In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for
REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the REMIC residual certificates should consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

          Tax liability with respect to the amount of income that holders of
REMIC residual certificates will be required to report, will often exceed the amount of cash payments received from the related REMIC for the corresponding period. Consequently, you should have--

          o    other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates,
               or

          o    unrelated deductions against which income may be offset.

See, however, the rules discussed below relating to:

          o    excess inclusions,

          o    residual interests without significant value, and

          o    noneconomic residual interests.

          The fact that the tax liability associated with this income allocated to you may exceed the cash payments received by you for the corresponding period may significantly and adversely affect their after-tax rate of return. This disparity between income and payments may not be offset by corresponding losses or reductions of income attributable to your REMIC residual certificates until subsequent tax years. Even then, the extra income may not be completely offset due to changes in the Internal Revenue Code, tax rates or character of the income or loss. Therefore, REMIC residual certificates will ordinarily have a negative value at the time of issuance. See "RISK FACTORS--Residual Interests in a Real Estate Mortgage Investment Conduit Have Adverse Tax Consequences."

                                     -119-

          Taxable Income of the REMIC. The taxable income of a REMIC will equal:

          o    the income from the mortgage loans and other assets of the REMIC;
               plus

          o    any cancellation of indebtedness income due to the allocation of realized losses to those REMIC certificates constituting regular interests in the REMIC; less the following items--

               1.   the deductions allowed to the REMIC for interest, including original issue discount but reduced by any premium on
                    issuance, on any class of REMIC certificates constituting
                    regular interests in the REMIC, whether offered or not,

               2.   amortization of any premium on the mortgage loans held by
                    the REMIC,

               3.   bad debt losses with respect to the mortgage loans held by the REMIC, and

               4.   except as described below in this "--Taxable Income of the
                    REMIC" subsection, servicing, administrative and other
                    expenses.

          For purposes of determining its taxable income, a REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or in the case of REMIC certificates not sold initially, their fair market values. The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount." The issue price of a REMIC certificate received in exchange for an interest in mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the related tax administrator may be required to estimate the fair market value of these interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

          Subject to possible application of the de minimis rules, the method of accrual by a REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates. That method is a constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates" above, which describes a method for accruing the discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

          A REMIC will acquire a mortgage loan with discount, or premium, to the extent that the REMIC's basis, determined as described in the preceding paragraph, is different from its stated redemption price. Discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. A REMIC probably will elect under Section 171 of the Internal
Revenue Code to amortize any premium on the mortgage loans that it holds.
Premium on any mortgage loan to which this election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption.

          A REMIC will be allowed deductions for interest, including original issue discount, on all of the certificates that constitute regular interests in the REMIC, whether or not offered hereby, as if those certificates were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as

                                     -120-

described above under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount." However, the de minimis rule described in that section will not apply in determining deductions.

          If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, the net amount of interest deductions that are allowed to the REMIC in each taxable year with respect to those certificates will be reduced by an amount equal to the portion of that excess that is considered to be amortized in that year. It appears that this excess should be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount."

          As a general rule, the taxable income of a REMIC will be determined as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account.
See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by
Section 67 of the Internal Revenue Code will not be applied at the REMIC level so that the REMIC will be allowed full deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of the related
REMIC certificates, subject to the limitation of Section 67 of the Internal
Revenue Code. See "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Possible Pass-Through of Miscellaneous Itemized Deductions" below.
If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

          Basis Rules, Net Losses and Distributions. The adjusted basis of a
REMIC residual certificate will be equal to:

          o    the amount paid for that REMIC residual certificate,

          o    increased by amounts included in the income of the holder of that
               REMIC residual certificate, and

          o    decreased, but not below zero, by payments made, and by net losses allocated, to the holder of that REMIC residual
               certificate.

          A holder of a REMIC residual certificate is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the adjusted basis to that holder as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate.

          Any distribution on a REMIC residual certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the holder's adjusted basis, it will be treated as gain from the sale of that REMIC residual certificate.

          A holder's basis in a REMIC residual certificate will initially equal the amount paid for the certificate and will be increased by that holder's allocable share of taxable income of the related REMIC. However, these increases in basis may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the related REMIC's taxable income is allocated to that holder. To the extent the initial basis of the holder of a
REMIC residual certificate is less than the distributions to that holder, and increases in the initial basis either occur after these distributions or, together with the initial basis, are less than the amount of these payments, gain will be recognized to that holder on these distributions. This gain will be treated as gain from the sale of its REMIC residual certificate.

                                     -121-

          The effect of these rules is that a holder of a REMIC residual certificate may not amortize its basis in a REMIC residual certificate, but may only recover its basis:

          o    through distributions,

          o    through the deduction of any net losses of the REMIC, or

          o    upon the sale of its REMIC residual certificate.

See "--REMICs--Sales of REMIC Certificates" below.

          For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder see "--REMICs--Taxation of Owners of REMIC Residual
Certificates--General" above. These adjustments could require a holder of a
REMIC residual certificate to account for any difference between the cost of the certificate to the holder and the adjusted basis of the certificate would have been in the hands of an original holder.

          Excess Inclusions. Any excess inclusions with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the excess inclusions with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of:

          o    the daily portions of REMIC taxable income allocable to that certificate, over

          o    the sum of the daily accruals for each day during the quarter that the certificate was held by that holder.

          The daily accruals of a holder of a REMIC residual certificate will be determined by allocating to each day during a calendar quarter its ratable portion of a numerical calculation. That calculation is the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the long-term Federal rate in effect on the date of initial issuance. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to:

          o    the issue price of the certificate, increased by

          o    the sum of the daily accruals for all prior quarters, and
               decreased, but not below zero, by

          o    any payments made with respect to the certificate before the beginning of that quarter.

          The issue price of a REMIC residual certificate is the initial offering price to the public at which a substantial amount of the REMIC residual certificates were sold, but excluding sales to bond houses, brokers and underwriters or, if no sales have been made, their initial value. The long-term
Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the
IRS.

          Although it has not done so, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a
REMIC residual certificate as excess inclusions if the REMIC residual interest evidenced by that certificate is considered not to have significant value.

          For holders of REMIC residual certificates, excess inclusions:

          o    will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

                                     -122-

          o    will be treated as unrelated business taxable income to an otherwise tax-exempt organization, and

          o    will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on payments to holders of REMIC residual certificates that are foreign investors.

See, however, "--REMICs--Foreign Investors in REMIC Certificates" below.

          Furthermore, for purposes of the alternative minimum tax:

          o    excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction, and

          o    alternative minimum taxable income may not be less than the taxpayer's excess inclusions.

          This last rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

          In the case of any REMIC residual certificates held by a real estate investment trust, or REIT, the total excess inclusions with respect to these
REMIC residual certificates will be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Any amount so allocated will be treated as an excess inclusion with respect to a
REMIC residual certificate as if held directly by the shareholder. The total excess inclusions referred to in the previous sentence will be reduced, but not below zero, by any REIT taxable income, within the meaning of Section 857(b)(2)
of the Internal Revenue Code, other than any net capital gain. Treasury regulations yet to be issued could apply a similar rule to:

          o    regulated investment companies,

          o    common trusts, and

          o    some cooperatives.

The Treasury regulations, however, currently do not address this subject.

          Noneconomic REMIC Residual Certificates. Under the Treasury
regulations, transfers of noneconomic REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the noneconomic
REMIC residual certificate. The Treasury regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related Governing Document:

          o    the present value of the expected future payments on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and

          o    the transferor reasonably expects that the transferee will receive payments with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

                                     -123-

          The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC residual certificate. This rate is computed and published monthly by the IRS.

          Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related Governing Document that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit:

          o    from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax,

          o    from the prospective transferee, providing representations as to its financial condition and that it understands that, as the holder of a non-economic REMIC residual certificate, it may incur tax liabilities in excess of any cash flows generated by the
               REMIC residual certificate and that such transferee intends to pay its taxes associated with holding such REMIC residual
               certificate as they become due, and

          o    from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future.

          Final Treasury regulations issued on July 18, 2002 (the "Safe Harbor
Regulations"), provide that transfers of noneconomic residual interests must meet two additional requirements to qualify for the safe harbor: (i) the transferee must represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty, hereafter a
"foreign branch") of the transferee or another U.S. taxpayer, and (ii) the transfer must satisfy either an "asset test" or a "formula test" provided under the REMIC Regulations. A transfer to an "eligible corporation," generally a domestic corporation, will satisfy the asset test if: at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross and net assets for financial reporting purposes exceed $100 million and $10 million, respectively, in each case, exclusive of any obligations of certain related persons, the transferee agrees in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies the asset test, and the transferor does not know or have reason to know, that the transferee will not honor these restrictions on subsequent transfers, and a reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer (specifically including the amount of consideration paid in connection with the transfer of the noneconomic residual interest) that the taxes associated with the residual interest will not be paid. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the asset test. The "formula test" makes the safe harbor unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest did not exceed the sum of:

          o    the present value of any consideration given to the transferee to acquire the interest,

          o    the present value of the expected future distributions on the interest, and

          o    the present value (computed using a discount rate equal to the applicable Federal short-term rate) of the anticipated tax savings associated with the holding of the interest as the REMIC generates losses.

          If the transferee has been subject to the alternative minimum tax in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then it may use the

                                     -124-

alternative minimum tax rate in lieu of the corporate tax rate. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the formula test.

          The Governing Document will require that all transferees of residual certificates furnish an affidavit as to the applicability of one of the safe harbors of the Safe Harbor Regulations, unless the transferor has waived the requirement that the transferee do so.

          Prospective investors should consult their own tax advisors as to the applicability and effect of these alternative safe harbor tests.

          Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor with respect to that purported transfer.

          We will disclose in the related prospectus supplement whether the offered REMIC residual certificates may be considered noneconomic residual interests under the Treasury regulations. However, we will base any disclosure that a REMIC residual certificate will not be considered noneconomic upon various assumptions. Further, we will make no representation that a REMIC residual certificate will not be considered noneconomic for purposes of the above-described rules.

          See "--REMICs--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of REMIC residual certificates to foreign persons.

          Mark-to-Market Rules. Regulations under Section 475 of the Internal
Revenue Code require that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. These regulations provide that for purposes of this mark-to-market requirement, a REMIC residual certificate is not treated as a security for purposes of Section 475 of the Internal Revenue Code.
Thus, a REMIC residual certificate is not subject to the mark-to-market rules.
We recommend that prospective purchasers of a REMIC residual certificate consult their tax advisors regarding these regulations.

          Transfers of REMIC Residual Certificates to Investors That Are Foreign
Persons. Unless we otherwise state in the related prospectus supplement, transfers of REMIC residual certificates to investors that are foreign persons under the Internal Revenue Code will be prohibited under the related Governing
Documents.

          Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless we state otherwise in the related prospectus supplement, however, these fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

          If the holder of a REMIC certificate receives an allocation of fees and expenses in accordance with the preceding discussion, and if that holder is:

          o    an individual,

          o    an estate or trust, or

                                     -125-

          o    a Pass-Through Entity beneficially owned by one or more
               individuals, estates or trusts,

          then--

          o    an amount equal to this individual's, estate's or trust's share of these fees and expenses will be added to the gross income of this holder, and

          o    the individual's, estate's or trust's share of these fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Internal
               Revenue Code, which permits the deduction of these fees and expenses only to the extent they exceed, in total, 2% of a taxpayer's adjusted gross income.

          In addition, Section 68 of the Internal Revenue Code currently provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced (such reduction is scheduled to be phased out between 2006 and 2010) by the lesser of:

          o    3% of the excess, if any, of such taxpayer's adjusted gross income, or

          o    80% of the amount of itemized deductions otherwise allowable for such tax year.

          Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is--

          o    an individual,

          o    an estate or trust, or

          o    a Pass-Through Entity beneficially owned by one or more
               individuals, estates or trusts,

no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of these fees and other deductions will be included in the holder's gross income.

          The amount of additional taxable income reportable by holders of REMIC certificates that are subject to the limitations of either Section 67 or Section
68 of the Internal Revenue Code, or the complete disallowance of the related expenses for alternative minimum tax purposes, may be substantial.

          Accordingly, REMIC certificates to which these expenses are allocated will generally not be appropriate investments for:

          o    an individual,

          o    an estate or trust, or

          o    a Pass-Through Entity beneficially owned by one or more
               individuals, estates or trusts.

          We recommend that those prospective investors consult with their tax advisors prior to making an investment in a REMIC certificate to which these expenses are allocated.

                                     -126-

          Sales of REMIC Certificates. If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate. The adjusted basis of a REMIC regular certificate generally will equal:

          o    the cost of the certificate to that certificateholder, increased by

          o    income reported by that certificateholder with respect to the certificate, including original issue discount and market
               discount income, and reduced, but not below zero, by

          o    payments on the certificate received by that certificateholder, amortized premium and realized losses allocated to the
               certificate and previously deducted by the certificateholder.

          The adjusted basis of a REMIC residual certificate will be determined as described above under "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Basis Rules, Net Losses and Distributions." Except as described below in this "--Sales of REMIC Certificates" subsection, any gain or loss from your sale of a REMIC certificate will be capital gain or loss, provided that you hold the certificate as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, which is generally property held for investment.

          In addition to the recognition of gain or loss on actual sales, the
Internal Revenue Code requires the recognition of gain, but not loss, upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

          o    entitle the holder to a specified principal amount,

          o    pay interest at a fixed or variable rate, and

          o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most
REMIC regular certificates meet this exception, Section 1259 will not apply to most REMIC regular certificates. However, REMIC regular certificates that have no, or a disproportionately small, amount of principal, can be the subject of a constructive sale.

          Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year. A taxpayer would do so because of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

          As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income recognized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss is relevant for other purposes to both individuals and corporations.

          Gain from the sale of a REMIC regular certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of:

          o    the amount that would have been includible in the seller's income with respect to that REMIC regular certificate assuming that income had accrued on the certificate at a rate equal to 110% of the applicable Federal rate determined as of the date of purchase of the certificate, which is a rate

                                     -127-

               based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the prepayment assumption to the certificate, over

          o    the amount of ordinary income actually includible in the seller's income prior to that sale.

          In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of that discount that accrued during the period the certificate was held by the seller, reduced by any market discount included in income under the rules described above under "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market
Discount" and "--Premium."

          REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Internal Revenue Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section of the Internal Revenue Code applies will be ordinary income or loss.

          A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that a holder holds the certificate as part of a "conversion transaction"
within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

          Except as may be provided in Treasury regulations yet to be issued, a loss realized on the sale of a REMIC residual certificate will be subject to the
"wash sale" rules of Section 1091 of the Internal Revenue Code, if during the period beginning six months before, and ending six months after, the date of that sale the seller of that certificate:

          o    reacquires that same REMIC residual certificate,

          o    acquires any other residual interest in a REMIC, or

          o    acquires any similar interest in a taxable mortgage pool, as defined in Section 7701(i) of the Internal Revenue Code.

In that event, any loss realized by the holder of a REMIC residual certificate on the sale will not be recognized or deductible currently, but instead will be added to that holder's adjusted basis in the newly-acquired asset.

          Prohibited Transactions Tax and Other Taxes. The Internal Revenue Code
imposes a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions, a prohibited transaction includes:

          o    the disposition of a non-defaulted mortgage loan,

          o    the receipt of income from a source other than a mortgage loan or other permitted investments,

          o    the receipt of compensation for services, or

                                     -128-

          o    the gain from the disposition of an asset purchased with
               collections on the mortgage loans for temporary investment pending payment on the REMIC certificates.

          It is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to this tax.

          In addition, some contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property. The related
Governing Document will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

          REMICs also are subject to federal income tax at the highest corporate rate on Net Income From Foreclosure Property, determined by reference to the rules applicable to REITs. The related Governing Documents may permit the special servicer to conduct activities with respect to a mortgaged property acquired by one of our trusts in a manner that causes the trust to incur this tax, if doing so would, in the reasonable discretion of the special servicer, maximize the net after-tax proceeds to certificateholders. However, under no circumstance may the special servicer allow the acquired mortgaged property to cease to be a "permitted investment" under Section 860G(a)(5) of the Internal
Revenue Code.

          Unless we state otherwise in the related prospectus supplement, and to the extent permitted by then applicable laws, any tax on prohibited transactions, particular contributions or Net Income From Foreclosure Property, and any state or local income or franchise tax, that may be imposed on the REMIC will be borne by the related trustee, tax administrator, master servicer, special servicer or manager, in any case out of its own funds, provided that--

          o    the person has sufficient assets to do so, and

          o    the tax arises out of a breach of that person's obligations under select provisions of the related Governing Document.

          Any tax not borne by one of these persons would be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

          Tax and Restrictions on Transfers of REMIC Residual Certificates to
Particular Organizations. If a REMIC residual certificate is transferred to a
Disqualified Organization, a tax will be imposed in an amount equal to the product of:

          o    the present value of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer, and

          o    the highest marginal federal income tax rate applicable to corporations.

          The value of the anticipated excess inclusions is discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate.

          The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on:

          o    events that have occurred up to the time of the transfer,

                                     -129-

          o    the prepayment assumption, and

          o    any required or permitted clean up calls or required liquidation provided for in the related Governing Document.

          The tax on transfers to Disqualified Organizations generally would be imposed on the transferor of the REMIC residual certificate, except when the transfer is through an agent for a Disqualified Organization. In that case, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if:

          o    the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization, and

          o    as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

          In addition, if a Pass-Through Entity includes in income excess inclusions with respect to a REMIC residual certificate, and a Disqualified
Organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of:

          o    the amount of excess inclusions on the certificate that are allocable to the interest in the Pass-Through Entity held by the
               Disqualified Organization, and

          o    the highest marginal federal income tax rate imposed on
               corporations.

          A Pass-Through Entity will not be subject to this tax for any period, however, if each record holder of an interest in that Pass-Through Entity furnishes to that Pass-Through Entity:

          o    the holder's social security number and a statement under
               penalties of perjury that the social security number is that of the record holder, or

          o    a statement under penalties of perjury that the record holder is not a Disqualified Organization.

          If an Electing Large Partnership holds a REMIC residual certificate, all interests in the Electing Large Partnership are treated as held by
Disqualified Organizations for purposes of the tax imposed on pass-through entities described in the second preceding paragraph. This tax on Electing Large
Partnerships must be paid even if each record holder of an interest in that partnership provides a statement mentioned in the prior paragraph.

          In addition, a person holding an interest in a Pass-Through Entity as a nominee for another person will, with respect to that interest, be treated as a Pass-Through Entity.

          Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

          o    the residual interests in the entity are not held by Disqualified
               Organizations, and

          o    the information necessary for the application of the tax
               described in this prospectus will be made available.

                                      -130-

          We will include in the related Governing Document restrictions on the transfer of REMIC residual certificates and other provisions that are intended to meet this requirement, and we will discuss those restrictions and provisions in any prospectus supplement relating to the offering of any REMIC residual certificate.

          Termination. A REMIC will terminate immediately after the payment date following receipt by the REMIC of the final payment with respect to the related mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last payment on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last payment on that certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, that holder should, but may not, be treated as realizing a capital loss equal to the amount of that difference.

          Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Internal Revenue Code, a REMIC will be treated as a partnership and holders of the related REMIC residual certificates will be treated as partners. Unless we otherwise state in the related prospectus supplement, the related tax administrator will file REMIC federal income tax returns on behalf of the REMIC, and will be designated as and will act as or on behalf of the tax matters person with respect to the REMIC in all respects.

          As, or as agent for, the tax matters person, the related tax administrator, subject to applicable notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of the REMIC residual certificates in connection with the administrative and judicial review of the REMIC's--

          o    income,

          o    deductions,

          o    gains,

          o    losses, and

          o    classification as a REMIC.

          Holders of REMIC residual certificates generally will be required to report these REMIC items consistently with their treatment on the related
REMIC's tax return. In addition, these holders may in some circumstances be bound by a settlement agreement between the related tax administrator, as, or as agent for, the tax matters person, and the IRS concerning any REMIC item.
Adjustments made to the REMIC's tax return may require these holders to make corresponding adjustments on their returns. An audit of the REMIC's tax return, or the adjustments resulting from that audit, could result in an audit of a holder's return.

          Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that other person, as well as other information.

          Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent or made readily available through electronic means to individual holders of REMIC regular certificates and the IRS. Holders of REMIC regular certificates that are--

          o    corporations,

                                      -131-

          o    trusts,

          o    securities dealers, and

          o    various other non-individuals,

will be provided interest and original issue discount income information and the information set forth in the following paragraphs. This information will be provided upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of:

          o    30 days after the end of the quarter for which the information was requested, or

          o    two weeks after the receipt of the request.

          Reporting with respect to REMIC residual certificates, including--

          o    income,

          o    excess inclusions,

          o    investment expenses, and

          o    relevant information regarding qualification of the REMIC's assets,

will be made as required under the Treasury regulations, generally on a quarterly basis.

          As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Market Discount."

          Unless we otherwise specify in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the related tax administrator for the subject REMIC.

          Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the backup withholding tax under Section 3406 of the Internal Revenue Code if recipients of these payments:

          o    fail to furnish to the payor information regarding, among other things, their taxpayer identification numbers, or

          o    otherwise fail to establish an exemption from this tax.

          Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

                                      -132-

          Foreign Investors in REMIC Certificates. Unless we otherwise disclose in the related prospectus supplement, a holder of a REMIC regular certificate that is--

          o    a foreign person, and

          o    not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of that certificate,

will normally not be subject to United States federal income or withholding tax with respect to a payment on a REMIC regular certificate. To avoid withholding or tax, that holder must comply with applicable identification requirements.
These requirements include delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is a foreign person and providing the name, address and any other information with respect to the certificateholder as may be required by regulations issued by the Treasury Department. Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

          For these purposes, a foreign person is anyone other than a U.S.
Person.

          It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a person or entity that owns directly or indirectly a 10% or greater interest in the related REMIC residual certificates. If the holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

          It is possible, under regulations promulgated under Section 881 of the
Internal Revenue Code concerning conduit financing transactions, that the exemption from withholding taxes described above may also not be available to a holder who is a foreign person and either--

          o    owns 10% or more of one or more underlying mortgagors, or

          o    if the holder is a controlled foreign corporation, is related to one or more mortgagors in the applicable trust.

          Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, it is recommended that certificateholders who are nonresident alien individuals consult their tax advisors concerning this question.

          Unless we otherwise state in the related prospectus supplement, the related Governing Document will prohibit transfers of REMIC residual certificates to investors that are:

          o    foreign persons, or

          o    U.S. Persons, if classified as a partnership under the Internal
               Revenue Code, unless all of their beneficial owners are U.S.
               Persons.

GRANTOR TRUSTS

          Classification of Grantor Trusts. With respect to each series of grantor trust certificates, our counsel will deliver its opinion to the effect that, assuming compliance with all provisions of the related Governing Document, the related trust, or relevant portion of that trust, will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue
Code and not as a partnership or an association taxable as a corporation.

                                      -133-

          A grantor trust certificate may be classified as either of the following types of certificate:

          o    a grantor trust fractional interest certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related grantor trust, together with interest, if any, on those loans at a pass-through rate; or

          o    a grantor trust strip certificate representing ownership of all or a portion of the difference between--

               1.   interest paid on the mortgage loans constituting the related grantor trust, minus

               2.   the sum of:

                    o    normal administration fees, and

                    o    interest paid to the holders of grantor trust
                         fractional interest certificates issued with respect to
                         that grantor trust

          A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related grantor trust.

          Characterization of Investments in Grantor Trust Certificates.

          Grantor Trust Fractional Interest Certificates. Unless we otherwise disclose in the related prospectus supplement, any offered certificates that are grantor trust fractional interest certificates will generally represent interests in:

          o    "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Internal Revenue
               Code, but only to the extent that the underlying mortgage loans have been made with respect to property that is used for
               residential or other prescribed purposes;

          o    "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
               Section 860G(a)(3) of the Internal Revenue Code; and

          o    "real estate assets" within the meaning of Section 856(c)(5)(B)
               of the Internal Revenue Code.

          In addition, interest on offered certificates that are grantor trust fractional interest certificates will, to the same extent, be considered
"interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Internal
Revenue Code.

          Grantor Trust Strip Certificates. Even if grantor trust strip certificates evidence an interest in a grantor trust--

          o    consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of Section
               7701(a)(19)(C)(v) of the Internal Revenue Code,

          o    consisting of mortgage loans that are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code,
               and

                                      -134-

          o    the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section
               856(c)(3)(B) of the Internal Revenue Code,

it is unclear whether the grantor trust strip certificates, and the income from those certificates, will be so characterized. We recommend that prospective purchasers to which the characterization of an investment in grantor trust strip certificates is material consult their tax advisors regarding whether the grantor trust strip certificates, and the income from those certificates, will be so characterized.

          o    The grantor trust strip certificates will be "obligation[s]
               (including any participation or certificate of beneficial
               ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section
               860G(a)(3)(A) of the Internal Revenue Code.

          Taxation of Owners of Grantor Trust Fractional Interest Certificates.

          General. Holders of a particular series of grantor trust fractional interest certificates generally:

          o    will be required to report on their federal income tax returns their shares of the entire income from the underlying mortgage loans, including amounts used to pay reasonable servicing fees and other expenses, and

          o    will be entitled to deduct their shares of any reasonable
               servicing fees and other expenses.

          Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a grantor trust fractional interest certificate may differ significantly from interest paid or accrued on the underlying mortgage loans.

          Section 67 of the Internal Revenue Code allows an individual, estate or trust holding a grantor trust fractional interest certificate directly or through some types of pass-through entities a deduction for any reasonable servicing fees and expenses only to the extent that the total of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income.

          Section 68 of the Internal Revenue Code currently reduces the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount. Such reduction is scheduled to be phased out between 2006 and 2010.

          The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either Section 67 or Section 68 of the Internal Revenue Code may
be substantial. Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income.

          Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, any fees and expenses should be allocated among those classes of grantor trust certificates. The method of this allocation should recognize that each class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, we currently expect that information returns or reports to the IRS and certificateholders will be based on a method that allocates these fees and expenses among classes of grantor trust certificates with respect to each period based on the payments made to each class during that period.

                                      -135-

          The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of Section 1286 of the Internal Revenue Code. Grantor trust fractional interest certificates may be subject to those rules if:

          o    a class of grantor trust strip certificates is issued as part of the same series, or

          o    we or any of our affiliates retain, for our or its own account or for purposes of resale, a right to receive a specified portion of the interest payable on an underlying mortgage loan.

          Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgage loans that constitutes a stripped coupon. We will include in the related prospectus supplement information regarding servicing fees paid out of the assets of the related trust to:

          o    a master servicer,

          o    a special servicer,

          o    any sub-servicer, or

          o    their respective affiliates.

          With respect to certain categories of debt instruments, Section
1272(a)(6) of the Internal Revenue Code requires the use of a reasonable prepayment assumption in accruing original issue discount, and adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.

          Legislation enacted in 1997 extended the scope of that section to cover investments in any pool of debt instruments the yield on which may be affected by reason of prepayments. The precise application of Section 1272(a)(6)
of the Internal Revenue Code to pools of debt instruments is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in these pools of debt instruments, or on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate as to investments in grantor trust fractional interest certificates is to be determined based on conditions at the time of the first sale of the certificate or, with respect to any holder, at the time of purchase of the certificate by that holder.

          We recommend that certificateholders consult their tax advisors concerning reporting original issue discount, market discount and premium with respect to grantor trust fractional interest certificates.

          In light of the application of Section 1286 of the Internal Revenue
Code, a beneficial owner of a stripped bond generally will be required to compute accruals of original issue discount based on its yield, possibly taking into account its own prepayment assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these stripped bonds, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of original issue discount for these certificates. Prospective investors therefore should be aware that the timing of accruals of original issue discount applicable to a stripped bond generally will be different than that reported to holders and the IRS. Prospective investors should consult their own tax advisors regarding their obligation to compute and include in income the correct amount of original issue discount accruals and any possible tax consequences to them if they should fail to do so.

                                      -136-

          If Stripped Bond Rules Apply. If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with original issue discount within the meaning of Section 1273(a) of the
Internal Revenue Code. This is subject, however, to the discussion below regarding:

          o    the treatment of some stripped bonds as market discount bonds,
               and

          o    de minimis market discount.

          See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates-- Market Discount" below.

          The holder of a grantor trust fractional interest certificate will report interest income from its grantor trust fractional interest certificate for each month to the extent it constitutes "qualified stated interest" in accordance with its normal method of accounting. See "REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in this prospectus for a description of qualified stated interest.

          The original issue discount on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate as to any purchaser will be equal to the price paid by that purchaser of the grantor trust fractional interest certificate. The stated
redemption price of a grantor trust fractional interest certificate will be the sum of all payments to be made on that certificate, other than qualified stated
interest, if any, and the certificate's share of reasonable servicing fees and other expenses.

          See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of
"qualified stated interest." In general, the amount of that income that accrues in any month would equal the product of:

          o    the holder's adjusted basis in the grantor trust fractional interest certificate at the beginning of the related month, as defined in "--Grantor Trusts--Sales of Grantor Trust
               Certificates," and

          o    the yield of that grantor trust fractional interest certificate to the holder.

          The yield would be computed at the rate, that, if used to discount the holder's share of future payments on the related mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. This rate is compounded based on the regular interval between payment dates. In computing yield under the stripped bond rules, a certificateholder's share of future payments on the related mortgage loans will not include any payments made with respect to any ownership interest in those mortgage loans retained by us, a master servicer, a special servicer, a sub-servicer or our or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses and is based generally on the method described in Section 1272(a)(6) of the
Internal Revenue Code. The precise means of applying that method is uncertain in various respects. See "--Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

          In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the related mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a grantor trust fractional interest certificate acquired at a price less than or greater than the principal amount, respectively, the use of a reasonable prepayment assumption would increase or decrease the yield. Therefore, the use of this prepayment assumption would accelerate or decelerate, respectively, the reporting of income.

                                      -137-

          In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

          o    a prepayment assumption determined when certificates are offered and sold under this prospectus, which we will disclose in the related prospectus supplement, and

          o    a constant yield computed using a representative initial offering price for each class of certificates.

          However, neither we nor any other person will make any representation that--

          o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption used or any other rate, or

          o    the prepayment assumption will not be challenged by the IRS on audit.

          Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports that we send, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

          Under Treasury regulation section 1.1286-1, some stripped bonds are to be treated as market discount bonds. Accordingly, any purchaser of that bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon:

          o    there is no original issue discount or only a de minimis amount of original issue discount, or

          o    the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross
               interest rate payable on the related mortgage loans, before subtracting any servicing fee or any stripped coupon.

          If interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the related mortgage loans, we will disclose that fact in the related prospectus supplement. If the original issue discount or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than the product of:

          o    0.25% of the stated redemption price, and

          o    the weighted average maturity of the related mortgage loans,

then the original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue discount and market discount described in "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not
Apply" and "--Market Discount" below.

          If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, the certificateholder will be required to report its share of the interest income on the related mortgage loans in accordance with the certificateholder's normal method of accounting. In that case, the original issue discount rules will apply, even if

                                      -138-

the stripped bond rules do not apply, to a grantor trust fractional interest certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

          The original issue discount, if any, on mortgage loans will equal the difference between:

          o    the stated redemption price of the mortgage loans, and

          o    their issue price.

          For a definition of "stated redemption price," see "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan. If the borrower separately pays points to the lender that are not paid for services provided by the lender, such as commitment fees or loan processing costs, the amount of those points paid reduces the issue price.

          The stated redemption price of a mortgage loan will generally equal its principal amount. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the REMIC discussion. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

          In the case of mortgage loans bearing adjustable or variable interest rates, we will describe in the related prospectus supplement the manner in which these rules will be applied with respect to the mortgage loans by the related trustee or master servicer, as applicable, in preparing information returns to certificateholders and the IRS.

          If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See
"--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

          A purchaser of a grantor trust fractional interest certificate may purchase the grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the total remaining stated redemption price of the underlying mortgage loans. In that case, the purchaser will also be required to include in gross income the certificate's daily portions of any original issue discount with respect to those mortgage loans. However, each daily portion will be reduced, if the cost of the grantor trust fractional interest certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the underlying mortgage loans. The reduction will be approximately in proportion to the ratio that the excess bears to the certificate's allocable portion of the total original issue discount remaining to be accrued on those mortgage loans.

          The adjusted issue price of a mortgage loan on any given day equals the sum of:

          o    the adjusted issue price or the issue price, in the case of the first accrual period, of the mortgage loan at the beginning of the accrual period that includes that day, and

          o    the daily portions of original issue discount for all days during the accrual period prior to that day.

          The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal:

          o    the issue price of the mortgage loan, increased by

                                      -139-

          o    the total amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by

          o    the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

          In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

          o    a prepayment assumption determined when the certificates are offered and sold under this prospectus and disclosed in the related prospectus supplement, and

          o    a constant yield computed using a representative initial offering price for each class of certificates.

          However, neither we nor any other person will make any representation that--

          o    the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate, or

          o    the prepayment assumption will not be challenged by the IRS on audit.

          Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

          Market Discount. If the stripped bond rules do not apply to a grantor trust fractional interest certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Internal Revenue Code to the extent an interest in a mortgage loan is considered to have been purchased at a market discount. A mortgage loan is considered to have been purchased at a market discount if--

          o    in the case of a mortgage loan issued without original issue discount, it is purchased at a price less than its remaining stated redemption price, or

          o    in the case of a mortgage loan issued with original issue
               discount, it is purchased at a price less than its adjusted issue price.

          If market discount is in excess of a de minimis amount, the holder generally must include in income in each month the amount of the discount that has accrued, under the rules described below, through that month that has not previously been included in income. However, the inclusion will be limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by or, for accrual method certificateholders, due to the trust in that month. A certificateholder may elect to include market discount in income currently as it accrues, under a constant yield method based on the yield of the certificate to the holder, rather than including it on a deferred basis in accordance with the foregoing. Such market discount will be accrued based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

          We recommend that certificateholders consult their own tax advisors concerning accrual of market discount with respect to grantor trust fractional interest certificates. Certificateholders should also refer to the

                                      -140-

related prospectus supplement to determine whether and in what manner the market discount will apply to the underlying mortgage loans purchased at a market discount.

          To the extent that the underlying mortgage loans provide for periodic payments of stated redemption price, you may be required to include market discount in income at a rate that is not significantly slower than the rate at which that discount would be included in income if it were original issue discount.

          Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

          Further, under the rules described under "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount" above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the underlying mortgage loans.

          Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, which is a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Internal Revenue Code to amortize the portion of that premium allocable to mortgage loans originated after September 27, 1985 using a constant yield method. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should:

          o    be allocated among the payments of stated redemption price on the mortgage loan, and

          o    be allowed as a deduction as those payments are made or, for an accrual method certificateholder, due.

          It appears that a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Internal Revenue Code similar to that described for calculating the accrual of market discount of grantor trust fractional interest certificates based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

          Taxation of Owners of Grantor Trust Strip Certificates. The stripped coupon rules of section 1286 of the Internal Revenue Code will apply to the grantor trust strip certificates. Except as described above under "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If
Stripped Bond Rules Apply," no regulations or published rulings under Section
1286 of the Internal Revenue Code have been issued and some uncertainty exists as to how it will be applied to securities, such as the grantor trust strip certificates. Accordingly, we recommend that you consult your tax advisors concerning the method to be used in reporting income or loss with respect to those certificates.

          The Treasury regulations promulgated under the original discount rules do not apply to stripped coupons, although they provide general guidance as to how the original issue discount sections of the Internal Revenue Code will be applied.

          Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include

                                      -141-

as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of that month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on:

          o    the price paid for that grantor trust strip certificate by you,
               and

          o    the projected payments remaining to be made on that grantor trust strip certificate at the time of the purchase, plus

          o    an allocable portion of the projected servicing fees and expenses to be paid with respect to the underlying mortgage loans.

          Such yield will accrue based generally on the method described in
Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

          If the method for computing original issue discount under Section
1272(a)(6) results in a negative amount of original issue discount as to any accrual period with respect to a grantor trust strip certificate, the amount of original issue discount allocable to that accrual period will be zero. That is, no current deduction of the negative amount will be allowed to you. You will instead only be permitted to offset that negative amount against future positive original issue discount, if any, attributable to that certificate. Although not free from doubt, it is possible that you may be permitted to deduct a loss to the extent his or her basis in the certificate exceeds the maximum amount of payments you could ever receive with respect to that certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to grantor trust certificates with no, or disproportionately small, amounts of principal, which can have negative yields under circumstances that are not default related. See "RISK FACTORS--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable" above.

          The accrual of income on the grantor trust strip certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, we currently expect that information returns or reports to the
IRS and certificateholders will be based on:

          o    the prepayment assumption we will disclose in the related
               prospectus supplement, and

          o    a constant yield computed using a representative initial offering price for each class of certificates.

          However, neither we nor any other person will make any representation that--

          o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption or at any other rate
               or

          o    the prepayment assumption will not be challenged by the IRS on audit.

          We recommend that prospective purchasers of the grantor trust strip certificates consult their tax advisors regarding the use of the prepayment assumption.

                                      -142-

          Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

          Sales of Grantor Trust Certificates. Any gain or loss recognized on the sale or exchange of a grantor trust certificate by an investor who holds that certificate as a capital asset, will be capital gain or loss, except as described below in this "--Sales of Grantor Trust Certificates" subsection. The amount recognized equals the difference between:

          o    the amount realized on the sale or exchange of a grantor trust certificate, and

          o    its adjusted basis.

          The adjusted basis of a grantor trust certificate generally will equal:

          o    its cost, increased by

          o    any income reported by the seller, including original issue discount and market discount income, and reduced, but not below zero, by

          o    any and all previously reported losses, amortized premium, and payments with respect to that grantor trust certificate.

          As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

          Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income. Gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Internal Revenue Code will be treated as ordinary income.

          Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of
Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

          The Internal Revenue Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

          o    entitle the holder to a specified principal amount,

          o    pay interest at a fixed or variable rate, and

                                      -143-

          o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most grantor trust certificates meet this exception, this Section will not apply to most grantor trust certificates. However, some grantor trust certificates have no, or a disproportionately small amount of, principal and these certificates can be the subject of a constructive sale.

          Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the relevant taxable year.
This election would be done for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

          Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest on those loans at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding:

          o    the amount of servicing compensation received by a master
               servicer or special servicer, and

          o    all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

          The reporting party will furnish comparable information to the IRS as and when required by law to do so.

          Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

          On June 20, 2002, the Treasury Department published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts" that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as any entity classified as a "trust" under Treasury regulation Section
301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to:

          o    a custodian of a person's account,

          o    a nominee, and

          o    a broker holding an interest for a customer in street name.

          These regulations are proposed to be effective on January 1, 2004.

          Backup Withholding. In general, the rules described under
"--REMICs--Backup Withholding with Respect to REMIC Certificates" above will also apply to grantor trust certificates.

          Foreign Investors. In general, the discussion with respect to REMIC regular certificates under "--REMICs--Foreign Investors in REMIC Certificates"
above applies to grantor trust certificates. However, unless

                                      -144-

we otherwise specify in the related prospectus supplement, grantor trust certificates will be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion above, only to the extent the related mortgage loans were originated after July 18, 1984.

          To the extent that interest on a grantor trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Internal Revenue Code from
United States withholding tax, and the certificate is not held in connection with a certificateholder's trade or business in the United States, the certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

          In addition to the federal income tax consequences described in
"FEDERAL INCOME TAX CONSEQUENCES," potential investors should consider the state and local tax consequences concerning the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, we recommend that prospective investors consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

          The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Internal Revenue Code consequences, each potential investor that is a Plan is advised to consult its own legal advisor with respect to the specific ERISA and Internal Revenue Code consequences of investing in the offered certificates and to make its own independent decision.
The following is merely a summary and should not be construed as legal advice.

          ERISA imposes various requirements on--

          o    ERISA Plans, and

          o    persons that are fiduciaries with respect to ERISA Plans,

in connection with the investment of the assets of an ERISA Plan. For purposes of this discussion, ERISA Plans include corporate pension and profit sharing plans as well as separate accounts and collective investment funds, including as applicable, insurance company general accounts, in which other ERISA Plans are invested.

          Governmental plans and, if they have not made an election under
Section 410(d) of the Internal Revenue Code, church plans are not subject to
ERISA requirements. However, those plans may be subject to provisions of other applicable federal or state law that are materially similar to the provisions of
ERISA or the Internal Revenue Code discussed in this section. Any of those plans which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, moreover, is subject to the prohibited transaction rules in Section 503 of the Internal Revenue Code.

          ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of an ERISA Plan, including--

          o    investment prudence and diversification, and

                                      -145-

          o    compliance with the investing ERISA Plan's governing documents.

          Section 406 of ERISA also prohibits a broad range of transactions involving the assets of an ERISA Plan and a Party in Interest with respect to that ERISA Plan, unless a statutory, regulatory or administrative exemption exists. Section 4975 of the Internal Revenue Code contains similar prohibitions applicable to the assets of an I.R.C. Plan.

          The types of transactions between Plans and Parties in Interest that are prohibited include:

          o    sales, exchanges or leases of property;

          o    loans or other extensions of credit; and

          o    the furnishing of goods and services.

          Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Internal Revenue
Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory, regulatory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected Plan for any losses realized by that Plan or profits realized by those persons. In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, resulting in adverse tax consequences to the owner of the account.

PLAN ASSET REGULATIONS

          A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets of the related trust to be deemed assets of that Plan. The Plan Asset Regulation provides that when a Plan acquires an equity interest in an entity, the assets of the Plan include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. One exception is that the equity participation in the entity by benefit plan investors, which include both Plans and employee benefit plans not subject to ERISA or Section 4975 of the Internal
Revenue Code, is not significant. The equity participation by benefit plan investors will be significant on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. The percentage owned by benefit plan investors is determined by excluding the investments of the following persons:

          1.   those with discretionary authority or control over the assets of the entity,

          2.   those who provide investment advice directly or indirectly for a fee with respect to the assets of the entity, and

          3.   those who are affiliates of the persons described in the
               preceding clauses 1. and 2.

          In the case of one of our trusts, investments by us, by the related trustee, the related master servicer, the related special servicer or any other party with discretionary authority over the related trust assets, or by the affiliates of these persons, will be excluded.

          A fiduciary of an investing Plan is any person who--

          o    has discretionary authority or control over the management or disposition of the assets of the Plan, or

          o    provides investment advice with respect to the assets of the Plan for a fee.

                                      -146-

          If the mortgage and other assets included in one of our trusts are
Plan assets, then any party exercising management or discretionary control regarding those assets, such as the related trustee, master servicer or special servicer, or affiliates of any of these parties, may be--

          o    deemed to be a fiduciary with respect to the investing Plan, and

          o    subject to the fiduciary responsibility provisions of ERISA.

In addition, if the mortgage and other assets included in one of our trusts are
Plan assets, then the operation of that trust may involve prohibited transactions under ERISA or Section 4975 of the Internal Revenue Code. For
example, if a borrower with respect to a mortgage loan in that trust is a Party in Interest to an investing Plan, then the purchase by that Plan of offered certificates evidencing interests in that trust could be a prohibited loan between that Plan and the Party in Interest.

          The Plan Asset Regulation provides that when a Plan purchases a
"guaranteed governmental mortgage pool certificate", the assets of the Plan include the certificate but do not include any of the mortgages underlying the certificate. The Plan Asset Regulation includes in the definition of a
"guaranteed governmental mortgage pool certificate" some certificates issued and/or guaranteed by Freddie Mac, Ginnie Mae or Fannie Mae. Accordingly, even if these types of mortgaged-backed securities were deemed to be assets of a Plan, the underlying mortgages would not be treated as assets of that Plan. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulation.

          In addition, the acquisition or holding of offered certificates by or on behalf of a Plan could give rise to a prohibited transaction if we or the related trustee, master servicer or special servicer or any related underwriter, sub-servicer, tax administrator, manager, borrower or obligor under any credit enhancement mechanism, or one of their affiliates, is or becomes a Party in
Interest with respect to an investing Plan.

          If you are the fiduciary of a Plan, you should consult your counsel and review the ERISA discussion in the related prospectus supplement before purchasing any offered certificates on behalf of or with assets of the Plan.

PROHIBITED TRANSACTION EXEMPTIONS

          If you are a Plan fiduciary, then, in connection with your deciding whether to purchase any of the offered certificates on behalf of, or with assets of, a Plan, you should consider the availability of one of the following prohibited transaction class exemptions issued by the U.S. Department of Labor:

          o    Prohibited Transaction Class Exemption 75-1, which exempts particular transactions involving Plans and broker-dealers, reporting dealers and banks;

          o    Prohibited Transaction Class Exemption 90-1, which exempts particular transactions between insurance company separate accounts and Parties in Interest;

          o    Prohibited Transaction Class Exemption 91-38, which exempts particular transactions between bank collective investment funds and Parties in Interest;

          o    Prohibited Transaction Class Exemption 84-14, which exempts particular transactions effected on behalf of an ERISA Plan by a
               "qualified professional asset manager";

                                      -147-

          o    Prohibited Transaction Class Exemption 95-60, which exempts particular transactions between insurance company general
               accounts and Parties in Interest; and

          o    Prohibited Transaction Class Exemption 96-23, which exempts particular transactions effected on behalf of an ERISA Plan by an
               "in-house asset manager".

          We cannot provide any assurance that any of these class exemptions will apply with respect to any particular investment by or on behalf of a Plan in any class of offered certificates. Furthermore, even if any of them were deemed to apply, that particular class exemption may not apply to all transactions that could occur in connection with the investment. The prospectus supplement with respect to the offered certificates of any series may contain additional information regarding the availability of other exemptions with respect to those certificates.

UNDERWRITER'S EXEMPTION

          It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. The U.S.
Department of Labor issued PTE 90-29 to Merrill Lynch, Pierce, Fenner & Smith
Incorporated. Subject to the satisfaction of the conditions specified in that exemption, PTE 90-29, as most recently amended by PTE 2002-41, generally exempts from the application of the prohibited transaction provisions of ERISA and
Section 4975 of the Internal Revenue Code, various transactions relating to, among other things--

          o    the servicing and operation of some mortgage asset pools, such as the types of mortgage asset pools that will be included in our trusts, and

          o    the purchase, sale and holding of some certificates such as particular classes of the offered certificates that evidence interests in those pools and are underwritten by Merrill Lynch,
               Pierce, Fenner & Smith Incorporated or any person affiliated with
               Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          The related prospectus supplement will state whether PTE 90-29 is or may be available with respect to any offered certificates underwritten by
Merrill Lynch, Pierce, Fenner & Smith Incorporated.

INSURANCE COMPANY GENERAL ACCOUNTS

          Section 401(c) of ERISA provides that the fiduciary and prohibited transaction provisions of ERISA and the Internal Revenue Code do not apply to transactions involving an insurance company general account where the assets of the general account are not Plan assets. A Department of Labor regulation issued under Section 401(c) of ERISA provides guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets are Plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be Plan assets.

          Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to a Plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the Department of Labor regulation under
Section 401(c) of ERISA, may be treated as Plan assets. In addition, because
Section 401(c) of ERISA and the regulation issued under Section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of Plans invested in the separate account. If you are an insurance company and you are

                                      -148-

contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of Section 401(c)
of ERISA.

CONSULTATION WITH COUNSEL

          If you are a fiduciary of a Plan and you intend to purchase offered certificates on behalf of or with assets of that Plan, you should:

          o    consider your general fiduciary obligations under ERISA, and

          o    consult with your legal counsel as to--

               1.   the potential applicability of ERISA and Section 4975 of the
                    Internal Revenue Code to that investment, and

               2.   the availability of any prohibited transaction exemption in connection with that investment.

TAX EXEMPT INVESTORS

          A Plan that is exempt from federal income taxation under Section 501 of the Internal Revenue Code will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of Section 512 of the Internal Revenue Code. All excess inclusions of a REMIC allocated to a REMIC residual certificate held by a tax-exempt Plan will be considered unrelated business taxable income and will be subject to federal income tax.

          See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of
REMIC Residual Certificates--Excess Inclusions" in this prospectus.

                                LEGAL INVESTMENT

          If and to the extent specified in the related prospectus supplement, certain classes of the offered certificates of any series will constitute mortgage related securities for purposes of the Secondary Mortgage Market
Enhancement Act of 1984, as amended.

          Generally, the only classes of offered certificates that will qualify as "mortgage related securities" will be those that: (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of offered certificates not qualifying as "mortgage related securities" for purposes of SMMEA under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

          Mortgage related securities are legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees and pension funds--

          o    that are created or existing under the laws of the United States or any state, including the District of Columbia and Puerto Rico,
               and

                                      -149-

          o    whose authorized investments are subject to state regulations,

to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities are legal investments for those entities.

          Under SMMEA, a number of states enacted legislation, on or prior to the October 3, 1991 cut-off for those enactments, limiting to various extents the ability of some entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in offered certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

          SMMEA also amended the legal investment authority of federally chartered depository institutions as follows:

          o    federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related
               securities without limitation as to the percentage of their assets represented by those securities; and

          o    federal credit unions may invest in mortgage related securities and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities prescribed in 12 U.S.C.
               Section 24 (Seventh),

subject in each case to the regulations that the applicable federal regulatory authority may prescribe.

          Effective December 31, 1996, the OCC amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus, but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. Section 1.5, some Type IV securities, which are defined in 12 C.F.R. Section 1.2(m) to include certain commercial mortgage-related securities and residential mortgage-related securities. As defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, a mortgage related security within the meaning of SMMEA, provided that, in the case of a commercial mortgage-related security, it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," we make no representation as to whether any class of offered certificates will qualify as commercial mortgage-related securities, and thus as Type IV securities, for investment by national banks.

          The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in mortgage related securities (other than stripped mortgage related securities, residual interests in mortgage related securities and commercial mortgage related securities) under limited circumstances, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's
"investment pilot program" under 12 C.F.R. Section 703.19 may be able to invest in those prohibited forms of

                                      -150-

securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. Section
742.4(b)(2).

          The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities," and
Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities,"
which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

          All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment
Securities and End-User Derivatives Activities" of the Federal Financial
Institutions Examination Council, which has been adopted by the Board of
Governors of the Federal Reserve System, the FDIC, the OCC and the OTS effective
May 26, 1998, and by the NCUA effective October 1, 1998. That statement sets forth general guidelines which depository institutions must follow in managing risks, including market, credit, liquidity, operational (transaction), and legal risks, applicable to all securities, including mortgage pass-through securities and mortgage-derivative products used for investment purposes.

          Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

          The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions that may restrict or prohibit investment in securities that are not
"interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book-entry form, provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

          Except as to the status of some classes as "mortgage related securities," we make no representations as to the proper characterization of any class of offered certificates for legal investment, financial institution regulatory or other purposes. Also, we make no representations as to the ability of particular investors to purchase any class of offered certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of any class of offered certificates. Accordingly, if your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, you should consult with your legal advisor in determining whether and to what extent--

          o the offered certificates of any class and series constitute legal investments or are subject to investment, capital or other restrictions; and

          o if applicable, SMMEA has been overridden in your state.

                                 USE OF PROCEEDS

          Unless otherwise specified in the related prospectus supplement, the net proceeds to be received from the sale of the offered certificates of any series will be applied by us to the purchase of assets for the related trust or will be used by us to cover expenses related to that purchase and the issuance of those certificates. We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

                                      -151-

                             METHOD OF DISTRIBUTION

          The certificates offered by this prospectus and the related prospectus supplements will be offered in series through one or more of the methods described in the next paragraph. The prospectus supplement prepared for the offered certificates of each series will describe the method of offering being utilized for those certificates and will state the net proceeds to us from the sale of those certificates.

          We intend that offered certificates will be offered through the following methods from time to time. We further intend that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. The methods are as follows:

          1.   by negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related prospectus supplement;

          2.   by placements by us with institutional investors through dealers;
               and

          3.   by direct placements by us with institutional investors.

          In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the mortgage assets that would back those certificates. Furthermore, the related trust assets for any series of offered certificates may include other securities, the offering of which was registered under the registration statement of which this prospectus is a part.

          If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the offered certificates will be acquired by the underwriters for their own account. These certificates may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be described on the cover of the prospectus supplement relating to the series and the members of the underwriting syndicate, if any, will be named in the relevant prospectus supplement.

          Underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions.
Underwriters and dealers participating in the payment of the offered certificates may be deemed to be underwriters in connection with those certificates. In addition, any discounts or commissions received by them from us and any profit on the resale of those offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

          It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that--

          o    the obligations of the underwriters will be subject to various conditions precedent,

          o    the underwriters will be obligated to purchase all the
               certificates if any are purchased, other than in connection with an underwriting on a best efforts basis, and

          o    in limited circumstances, we will indemnify the several
               underwriters and the underwriters will indemnify us against civil liabilities relating to disclosure in our registration statement, this prospectus or any of the related prospectus supplements, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made with respect to any liabilities.

                                      -152-

          The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of offered certificates of that series.

          We anticipate that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be
"underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates should consult with their legal advisors in this regard prior to any reoffer or sale.

          It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. Merrill Lynch,
Pierce, Fenner & Smith Incorporated is an affiliate of Merrill Lynch Mortgage
Investors, Inc.

                                  LEGAL MATTERS

          Unless otherwise specified in the related prospectus supplement, particular legal matters in connection with the certificates of each series, including some federal income tax consequences, will be passed upon for us by--

          o    Sidley Austin Brown & Wood LLP;

          o    Latham & Watkins LLP; or

          o    Cadwalader, Wickersham & Taft LLP.

                              FINANCIAL INFORMATION

          A new trust will be formed with respect to each series of offered certificates. None of those trusts will engage in any business activities or have any assets or obligations prior to the issuance of the related series of offered certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement. We have determined that our financial statements will not be material to the offering of any offered certificates.

                                     RATING

          It is a condition to the issuance of any class of offered certificates that, at the time of issuance, at least one nationally recognized statistical rating organization has rated those certificates in one of its generic rating categories which signifies investment grade. Typically, the four highest rating categories, within which there may be sub-categories or gradations indicating relative standing, signify investment grade.

          Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all payments of interest and/or principal to which they are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of any third-party credit enhancer. The rating(s) on a class of offered certificates will not represent any assessment of--

          o    whether the price paid for those certificates is fair;

          o    whether those certificates are a suitable investment for any particular investor;

                                      -153-

          o    the tax attributes of those certificates or of the related trust;

          o    the yield to maturity or, if they have principal balances, the average life of those certificates;

          o    the likelihood or frequency of prepayments of principal on the underlying mortgage loans;

          o    the degree to which the amount or frequency of prepayments on the underlying mortgage loans might differ from those originally anticipated;

          o    whether or to what extent the interest payable on those
               certificates may be reduced in connection with interest
               shortfalls resulting from the timing of voluntary prepayments;

          o    the likelihood that any amounts other than interest at the related mortgage interest rates and principal will be received with respect to the underlying mortgage loans; or

          o    if those certificates provide solely or primarily for payments of interest, whether the holders, despite receiving all payments of interest to which they are entitled, would ultimately recover their initial investments in those certificates.

          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                      -154-

                                    GLOSSARY

          The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus.

          "ADA" means the Americans with Disabilities Act of 1990, as amended.

          "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

          "Committee Report" means the Conference Committee Report accompanying the Tax Reform Act of 1986.

          "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

          "Disqualified Organization" means:

          o    the United States,

          o    any State or political subdivision of the United States,

          o    any foreign government,

          o    any international organization,

          o    any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the
               Internal Revenue Code or the Freddie Mac,

          o    any organization, other than a cooperative described in Section
               521 of the Internal Revenue Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section
               511 of the Internal Revenue Code, or

          o    any organization described in Section 1381(a)(2)(C) of the
               Internal Revenue Code.

          "Electing Large Partnership" means any partnership having more than
100 members during the preceding tax year which elects to apply simplified reporting provisions under the Internal Revenue Code, except for some service partnerships and commodity pools.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

          "ERISA Plan" means any employee benefit plan that is subject to the fiduciary responsibility provisions of ERISA.

          "Euroclear Operator" means Euroclear Bank, S.A./N.V., as operator of the Euroclear System, or any successor entity.

          "Euroclear Terms and Conditions" means the Terms and Conditions
Governing Use of Euroclear and the related Operating Procedures of the Euroclear
System and, to the extent that it applies to the operation of the Euroclear
System, Belgian law.

                                      -155-

          "Fannie Mae" means the Federal National Mortgage Association.

          "FDIC" means the Federal Deposit Insurance Corporation.

          "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

          "Freddie Mac" means the Federal Home Loan Mortgage Corporation.

          "Ginnie Mae" means the Government National Mortgage Association.

          "Governing Document" means the pooling and servicing agreement or other similar agreement or collection of agreements, which governs the issuance of a series of offered certificates.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

          "I.R.C. Plan" means a plan, arrangement or account that is subject to
Section 4975 of the Internal Revenue Code, including individual retirement accounts and certain Keogh plans.

          "IRS" means the Internal Revenue Service.

          "Lender Liability Act" means the Asset Conservation Lender Liability and Deposit Insurance Act of 1996, as amended.

          "Net Income From Foreclosure Property" means income from foreclosure property other than qualifying rents and other qualifying income for a REIT.

          "NCUA" means the National Credit Union Administration.

          "OCC" means the Office of the Comptroller of the Currency.

          "OTS" means the Office of Thrift Supervision.

          "Party In Interest" means any person that is a "party in interest"
within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e)(2) of the Internal Revenue Code.

          "Pass-Through Entity" means any:

          o    regulated investment company,

          o    real estate investment trust,

          o    trust,

          o    partnership, or

          o    other entities described in Section 860E(e)(6) of the Internal
               Revenue Code.

          "Plan" means an ERISA Plan or an I.R.C. Plan.

          "Plan Asset Regulation" means U.S. Department of Labor Regulation
Section 2510.3-101 promulgated under ERISA.

                                      -156-

          "PTE" means a Prohibited Transaction Exemption issued by the U.S.
Department of Labor, as it may be amended from time to time, or any successor thereto.

          "REIT" means a real estate investment trust within the meaning of
Section 856(a) of the Internal Revenue Code.

          "Relief Act" means the Servicemembers Civil Relief Act, as amended.

          "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and
Sections 860A through 860G of the Internal Revenue Code.

          "REMIC IO" means a REMIC that is entitled to only a specified portion of the interest in respect of one or more mortgage loans held by the REMIC.

          "Safe Harbor Regulations" means the final Treasury regulations issued on July 18, 2002.

          "SEC" means the Securities and Exchange Commission.

          "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as amended.

          "SPA" means standard prepayment assumption.

          "UCC" means, for any jurisdiction, the Uniform Commercial Code as in effect in that jurisdiction.

          "U.S. Person" means:

          o    a citizen or resident of the United States;

          o    a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the
               District of Columbia;

          o    an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business in the United States; or

          o    a trust as to which--

               1.   a court in the United States is able to exercise primary
                    supervision over the administration of the trust, and

               2.   one or more United States persons have the authority to
                    control all substantial decisions of the trust.

          In addition, to the extent provided in the Treasury regulations, a trust will be a U.S. Person if it was in existence on August 20, 1996 and it elected to be treated as a U.S. Person.

                                      -157-

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

The attached diskette contains one spreadsheet file that can be put on a user-specified hard drive or network drive. This spreadsheet file is "MLMT
2005-CKI1.xls". The spreadsheet file "MLMT 2005-CKI1.xls" is a Microsoft
Excel(1), Version 5.0 spreadsheet. The file provides, in electronic format, some of the statistical information that appears under the caption "Description of the Mortgage Pool" in this prospectus supplement and on Annexes A-1, A-2 and B to this prospectus supplement. Defined terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in the glossary to this prospectus supplement. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this prospectus supplement. Prospective investors are strongly urged to read this prospectus supplement and the accompanying prospectus in their respective entireties prior to accessing the spreadsheet file.

----------
(1)  Microsoft Excel is a registered trademark of Microsoft Corporation.

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     Until       , 2006, all dealers that effect transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus.
This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                                 $2,827,838,000
                                 (Approximate)

                     MERRILL LYNCH MORTGAGE TRUST 2005-CKI1
                                   as Issuer

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CKI1

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                 as Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          KEYBANK NATIONAL ASSOCIATION
                         IXIS REAL ESTATE CAPITAL INC.
                            as Mortgage Loan Sellers

                           --------------------------
                              PROSPECTUS SUPPLEMENT
                           --------------------------

                               MERRILL LYNCH & CO.

                      COUNTRYWIDE SECURITIES CORPORATION

                            KEYBANC CAPITAL MARKETS

                         IXIS SECURITIES NORTH AMERICA

                                 MORGAN STANLEY

                             GOLDMAN, SACHS & CO.

                                        , 2005

--------------------------------------------------------------------------------

                     MERRILL LYNCH MORTGAGE TRUST 2005-CKI1